Registration No. 333-149215
811-05118
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. _____ _____
Post-Effective Amendment No. 16
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 191
Principal Life Insurance Company Variable Life Separate Account
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(Exact Name of Registrant)

Principal Life Insurance Company
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(Name of Depositor)

The Principal Financial Group, Des Moines, Iowa 50392
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(Address of Depositor's Principal Executive Offices) (Zip Code)

(515) 246-5688
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Depositor's Telephone Number, including Area Code

Britney Schnathorst
Principal Life Insurance Company
The Principal Financial Group
Des Moines, Iowa 50392-0300
Telephone Number, Including Area Code: (515) 235-1209
(Name and Address of Agent for Service)

Principal Executive Variable Universal Life II
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(Title of Securities Being Registered)
It is proposed that this filing will become effective (check appropriate box)

_____	immediately upon filing pursuant to paragraph (b) of Rule 485

_XX_	on May 1, 2018 pursuant to paragraph (b) of Rule 485

_____	60 days after filing pursuant to paragraph (a)(1) of Rule 485

_____	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

_____	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PRINCIPAL EXECUTIVE VARIABLE UNIVERSAL LIFE II

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

Issued by Principal Life Insurance Company (the “Company”) through its

Principal Life Insurance Company Variable Life Separate Account

This prospectus is dated May 1, 2018.

This prospectus describes an individual flexible variable universal life insurance policy offered by the Company. As in the case of other life insurance policies, it may not be in your best interest to buy this Policy as a replacement for, or in addition to, existing insurance coverage. The Policy involves investment risk, including possible loss of principal.
This prospectus provides information that you should know before buying a Policy. It is accompanied by current prospectuses for the underlying mutual funds that are available as investment options under the Policy. Please read these prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved this security or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not all the benefits, programs, features and investment options described in this prospectus are available or approved for use in every state. This prospectus offers a Policy which may not be available in all states and is not an offer to sell or solicitation of an offer to buy the Policy in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Policy other than those contained in this prospectus.

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SUMMARY: BENEFITS AND RISKS

This is a brief summary of the Policy’s features. More detailed information follows later in this prospectus.

Examination Offer (Free-Look Provision)
Under state law, you have the right to return the Policy for any reason during the examination offer period (a “free look”). Please see page 35 of this prospectus for more information.

POLICY BENEFITS

Death Benefits and Proceeds
The Company guarantees to pay a death benefit for as long as the Policy is in force. The death proceeds are paid to the beneficiary(ies) when the insured dies. Death proceeds are calculated as of the date of death of the insured. The amount of the death proceeds is:

•	the death benefit plus interest (as explained in DEATH BENEFITS AND POLICY VALUES — Death Proceeds);

•	minus loan indebtedness;

•
minus any overdue monthly policy charges (Overdue monthly policy charges arise when a Policy is in a grace period and the net policy value is insufficient to cover the sum of the cost of insurance and of additional benefits provided by any rider plus other policy charges).

Death proceeds are paid in cash or applied under a benefit payment option. The Policy provides for three death benefit options. A death benefit option is elected on the application. Subject to certain conditions the death benefit option may be changed after the Policy has been issued.
Premium Payment Flexibility
You may choose the amount and frequency of premium payments (subject to certain limitations).
Policy Values
The policy value reflects your premium payments, partial surrenders, policy loans, policy expenses, interest credited to the fixed account, and the investment experience of the divisions. There is no guaranteed minimum division value.
Policy Loans
A loan may be taken using the Policy as collateral. The maximum loan amount is 90% of the net policy value.
Full Surrender
The Policy may be surrendered and any net surrender value paid to the owner. No surrender charge is imposed on a full surrender.
Partial Surrender
On or after the first policy anniversary, a Policy may be partially surrendered and the proceeds paid to the owner. No surrender charge is imposed on a partial surrender; however, a transaction fee of the lesser of $25 or 2% of the amount surrendered is imposed on each unscheduled partial surrender after the second unscheduled partial surrender in a policy year.
Adjustment Options
The total face amount may be increased (unless the Policy is in a grace period) or decreased.
Total Face Amount Increase
The minimum amount of an increase is $10,000 and is subject to our underwriting guidelines in effect at the time the increase is requested.
Total Face Amount Decrease
On or after the first policy anniversary, a decrease in total face amount may be requested if the request does not decrease the total face amount below $100,000.
Maturity Proceeds
If the insured is living on the policy maturity date, we will pay the owner an amount equal to the net surrender value unless the Extended Coverage rider is in effect. Maturity proceeds are paid in cash lump sum or applied under a benefit payment option. The Policy terminates on the policy maturity date unless extended by the Extended Coverage Rider.

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POLICY RISKS

Risks of Poor Investment Performance
Transaction costs and policy charges are among the reasons why the Policy is not intended to be a short-term savings vehicle. It is possible that investment performance could cause a loss of the entire amount allocated to the divisions. Without additional premium payments, investment in the fixed account or a death benefit guarantee rider, it is possible that no death benefit would be paid upon the insured’s death.

Policy Termination (Lapse)
A Policy will enter a grace period and is at risk of terminating (meaning you will no longer have any life insurance coverage) if the net policy value on any monthly date is less than the monthly policy charge. A Policy may be at risk of terminating due to insufficient premium payments, poor investment results, partial surrenders, or loan indebtedness. If a Policy is at risk of terminating, we will notify you that the Policy will terminate without value unless you make a required premium payment by the end of the grace period. A Policy may be reinstated within three years after it has lapsed, subject to certain conditions.

Limitations on Access to Surrender Value
Unscheduled Partial Surrenders

•
Each unscheduled partial surrender may not be less than $500. Each unscheduled partial surrender may not be greater than 90% of the net policy value (as of the effective date of the unscheduled partial surrender).

•	The policy value will be reduced by the amount of the unscheduled partial surrender plus any transaction fee.

•	A transaction fee of the lesser of $25 or 2% of the amount surrendered is imposed on each unscheduled partial surrender after the second unscheduled partial surrender in a policy year.

•	The total face amount may be reduced by the amount of each unscheduled partial surrender.

Scheduled Partial Surrenders

•	Partial surrenders may be scheduled on a monthly, quarterly, semiannual, or annual basis.

•	Each scheduled partial surrender may not be greater than 90% of the net policy value (as of the effective date of the scheduled partial surrender).

•	The total face amount may be reduced by the amount of each scheduled partial surrender.

•	The policy value will be reduced by the amount of any scheduled partial surrender.
Full Surrenders
We will pay the net surrender value at the end of the valuation period during which we receive the surrender request.
Adverse Tax Consequences
Termination of the Policy for any reason other than death of the insured may have adverse tax consequences. If the amount received by the policy owner plus any loan indebtedness exceeds the premiums paid into the Policy, then the excess generally will be treated as taxable income.
Distributions from a Modified Endowment Contract during the life of the insured are taxed as if the Policy is a deferred annuity, therefore partial surrenders and loans may be taxable as ordinary income to the extent there are earnings in the Policy.
In certain employer-sponsored life insurance arrangements participants may be required to report for income tax purposes, one or more of the following:

•	the value each year of the life insurance protection provided;

•	an amount equal to any employer-paid premiums; or

•	some or all of the amount by which the current value exceeds the employer’s interest in the Policy.
Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.
There are other tax issues to consider when you own a life insurance policy. These are described in more detail in TAX ISSUES RELATED TO THE POLICY.

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Risks of Underlying Mutual Funds
A comprehensive discussion of the risks of each underlying mutual fund may be found in the underlying mutual fund’s prospectus. As with all mutual funds, as the value of an underlying mutual fund’s assets rise or fall, the fund’s share price changes. If you sell your units in a division (each of which invests in an underlying mutual fund) when their value is less than the price you paid, you will lose money.
Equity Funds
The biggest risk is that the fund’s returns may vary, and you could lose money. The equity funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices. The value of an underlying mutual fund’s portfolio may decrease if the value of an individual company in the portfolio decreases. The value of an underlying mutual fund’s portfolio could also decrease if the stock market goes down.
Income Funds
A fundamental risk of fixed-income securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the underlying mutual fund’s share price may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.
International Funds
The international underlying mutual funds have significant exposure to foreign markets. As a result, their returns and price per share may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.
General Account
The Company's general obligations and any guaranteed benefits under the Policy are supported by our general account (and not by the separate account) and are subject to the Company's claims-paying ability. A Policy owner should look to the financial strength of the Company for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular Policy or obligation. General account assets are also available to the Company's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the underlying mutual funds.

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SUMMARY: FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy, surrender the Policy, or transfer cash value between investment options.
For Policies with a policy date on and after January 1, 2014(1):
The following table describes the fees and expenses that you will pay at the time that you buy, surrender the Policy, or transfer cash value between investment options.

Transaction Fees
(For Policies with a Policy Date on and after January 1, 2014)(1)
Charge	When Charge is Deducted	Amount Deducted
Sales Charge(2)	upon receipt of premium
Maximum		7.50% of premium paid(3)
Current		7.50% of premium paid(3)
Taxes (federal, state and local)	upon receipt of premium
Maximum		3.25% of premium paid
Current		3.25% of premium paid
Transaction Fee for Unscheduled Partial Surrender	from each unscheduled partial surrender after the second unscheduled partial surrender in a policy year
Maximum		The lesser of $25 or 2% of the amount surrendered
Current		The lesser of $25 or 2% of the amount surrendered
Transfer Fee for Unscheduled Division Transfer(4)	upon each unscheduled division transfer after the first unscheduled division transfer in a policy month
Maximum		$25 per unscheduled transfer
Current		None
Optional Insurance Benefits(5)
Life Paid-Up Rider	on the date rider benefit begins
Maximum		13.50% of policy value
Current (if Policy is issued with the guideline premium/cash value corridor test)(6)		3.50% of policy value
Current (if the Policy is issued with the cash value accumulation test)(6)		7.50% of policy value

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The following table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying mutual fund fees and expenses.

Periodic Charges Other Than Underlying Mutual Fund Operating Expenses
(For Policies with a Policy Date on and after January 1, 2014)(1)
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance(7)	monthly
Maximum		$83.33 per $1,000 of net amount at risk(8)
Minimum		$0.00167 per $1,000 of net amount at risk(8)
Current Charge for Representative Insured (The representative insured is a 45 year-old male with a risk classification of preferred non-tobacco for policy year one)		$0.00667 per $1,000 of net amount at risk(8)
Asset Based Charge (except as noted below)	monthly	equivalent to:
Maximum		0.30% of net policy value per year
Current Charge		0.30% of net policy value per year
Asset Based Charge, for Policies with a policy date on or after May 1, 2017, and which are eligible for the Enhanced Cash Surrender Value Rider. (1a)
Maximum		0.30% of net policy value per year
Current Charge		Yr 1-5: 0.30% of net policy value per year Yr 6-10: 0.25% of net policy value per year Yr 11+: 0.20% of net policy value per year
Monthly Policy Issue Charge (except as noted below)(7)	monthly
Maximum		$0.52084 per $1,000 of total face amount
Minimum		$0.02667 per $1,000 of total face amount
Current Charge for Representative Insured		$0.05 per $1,000 of total face amount
Monthly Policy Issue Charge, for Policies with a policy date on or after May 1, 2017, which are eligible for the Enhanced Cash Surrender Value Rider, and which have the Supplemental Benefit Rider. (1a)

Maximum		$0.52084 per $1,000 of total face amount
Minimum		$0.01067 per $1,000 of total face amount
Current Charge for Representative Insured		$0.02 per $1,000 of total face amount
(The representative insured is a 45 year-old male in with a risk classification of preferred non-tobacco for policy year one)
Net Policy Loan Charge(9)	annually (accrued daily)
Maximum		1.0% of loan indebtedness per year(10)
Current		1.0% of loan indebtedness per year(10)
Optional Insurance Benefits(5)
Supplemental Benefit Rider (Cost of Supplemental Insurance)(except as noted below)(7)	monthly
Maximum		$83.33 per $1,000 of net amount at risk(8)
Minimum		$0.00083 per $1,000 of net amount at risk(8)
Current Charge for Representative Insured		$0.00333 per $1,000 of net amount at risk(8)
Supplemental Benefit Rider (Cost of Supplemental Insurance)(7) for Policies with a policy date on or after May 1, 2017, which are eligible for the Enhanced Cash Surrender Value Rider, and which have the Supplemental Benefit Rider. (1a)

Maximum		$83.33 per $1,000 of net amount at risk(8)
Minimum		$0.00042 per $1,000 of net amount at risk(8)
Current Charge for Representative Insured		$0.00167 per $1,000 of net amount at risk(8)
(The representative insured is a 45 year-old male with a risk classification of preferred non-tobacco for policy year one)

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For Policies with a policy date before January 1, 2014:
The following table describes the fees and expenses that you will pay at the time that you buy, surrender the Policy, or transfer cash value between investment options.

Transaction Fees
(For Policies with a Policy Date before January 1, 2014)
Charge	When Charge is Deducted	Amount Deducted
Sales Charge(2)	upon receipt of premium
Maximum		7.00% of premium paid(3)
Current		7.00% of premium paid(3)
Taxes (federal, state and local)	upon receipt of premium
Maximum		3.25% of premium paid
Current		3.25% of premium paid
Transaction Fee for Unscheduled Partial Surrender	from each unscheduled partial surrender after the second unscheduled partial surrender in a policy year
Maximum		The lesser of $25 or 2% of the amount surrendered
Current		The lesser of $25 or 2% of the amount surrendered
Transfer Fee for Unscheduled Division Transfer(4)	upon each unscheduled division transfer after the first unscheduled division transfer in a policy month
Maximum		$25 per unscheduled transfer
Current		None
Optional Insurance Benefits(5)
Life Paid-Up Rider	on the date rider benefit begins
Maximum		13.50% of policy value
Current (if Policy is issued with the guideline premium/cash value corridor test)(6)		3.50% of policy value
Current (if the Policy is issued with the cash value accumulation test)(6)		7.50% of policy value

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The following table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying mutual fund fees and expenses.

Periodic Charges Other Than Underlying Mutual Fund Operating Expenses
(For Policies with a Policy Date before January 1, 2014)
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance(7)	monthly
Maximum		$83.33 per $1,000 of net amount at risk(8)
Minimum		$0.00167 per $1,000 of net amount at risk(8)
Current Charge for Representative Insured (The representative insured is a 45 year-old male with a risk classification of preferred non-tobacco for policy year one)		$0.00667 per $1,000 of net amount at risk(8)
Asset Based Charge	monthly	equivalent to:
Maximum		0.20% of net policy value per year
Current		0.20% of net policy value per year
Monthly Policy Issue Charge(7)	monthly
Maximum		$0.41667 per $1,000 of total face amount
Minimum		$0.02667 per $1,000 of total face amount
Current Charge for Representative Insured (The representative insured is a 45 year-old male in with a risk classification of preferred non-tobacco for policy year one)		$0.05 per $1,000 of total face amount
Net Policy Loan Charge(9)	annually (accrued daily)
Maximum		1.0% of loan indebtedness per year(10)
Current		1.0% of loan indebtedness per year(10)
Optional Insurance Benefits(5)
Supplemental Benefit Rider (Cost of Supplemental Insurance)(7)	monthly
Maximum		$83.33 per $1,000 of net amount at risk(8)
Minimum		$0.00167 per $1,000 of net amount at risk(8)
Current Charge for Representative Insured (The representative insured is a 45 year-old male with a risk classification of preferred non-tobacco for policy year one)		$0.005 per $1,000 of net amount at risk(8)

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Minimum and Maximum Total Operating Expenses
The following table shows the minimum and maximum total operating expenses charged by any of the underlying mutual funds that you may pay periodically during the time that you own the Policy. More detail concerning the fees and expenses of each underlying mutual fund is contained in its prospectus.

Annual Underlying Mutual Fund Operating Expenses as of December 31, 2017(11)
Total annual underlying mutual fund operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)(12)	0.16%	1.70%

(1)	In states where approved; otherwise, we apply the charge(s) in effect for Policies with a policy date prior to 01/01/2014.

(1a)	In states where approved; otherwise, we apply the charge(s) in effect for other Policies with a policy date on or after 01/01/2014.

(2)	Sales charge varies over time as described in section CHARGES AND DEDUCTIONS - Premium Expense Charge.

(3)
Premium paid up to target premium. For Policies with a policy date before 01/01/2014, the maximum sales charge on premium paid in excess of target premium is 1.00%. For Policies with a policy date after 01/01/2014, the maximum sales charge on premium paid in excess of target premium is 3.00%.

(4)
Please note that in addition to the fees shown, additional transfer fees or restrictions may be imposed by federal regulators, state regulators and/ or sponsors of the underlying mutual funds. For more information regarding transfers, see GENERAL DESCRIPTION OF THE POLICY - Policy Limitations.

(5)	For more information see GENERAL DESCRIPTION OF THE POLICY - Optional Insurance Benefits.

(6)	For more information regarding the guideline premium/cash value corridor test and the cash value accumulation test, see DEATH BENEFITS AND POLICY VALUES - IRS Definition of Life Insurance.

(7)
This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. To obtain more information about the charge that would apply to you, contact your registered representative or call 1-800-247-9988 and request personalized illustrations.

(8)	See GLOSSARY for definition.

(9)	The difference between the interest charged on the loan indebtedness and the interest credited to the loan account. See LOANS - Policy Loans for the actual rates.

(10)	This charge decreases after policy year ten.

(11)
Some of the underlying mutual funds available are “funds of funds.” A fund of funds is a mutual fund that invests primarily in a portfolio of other mutual funds. Operating expenses shown for a fund of funds include the fees and expenses that such fund incurs indirectly as a result of investing in other funds. More detail about the risks of investing in a fund of funds is available in such fund’s prospectus.

(12)	None of the mutual funds underlying the policy impose a short-term redemption fee, although the managers of such funds reserve the right to assess such a fee in the future.

GLOSSARY
adjustment – change to the Policy resulting from an increase or decrease in total face amount or a change in tobacco status, death benefit option, rating or riders.
adjustment date – the monthly date on or next following the Company’s approval of a requested adjustment.
attained age – the insured’s issue age on the birthday nearest to the policy date plus the number of full policy years since the policy date.
base policy face amount – the insurance benefit provided by the Policy without any riders.
business day – any date that the New York Stock Exchange (“NYSE”) is open for trading and trading is not restricted.
death benefit guarantee premium requirement – the amount of premium required to be paid in order to maintain the protections of the death benefit guarantee rider.
division – a part of the Separate Account which invests in shares of a corresponding mutual fund. The value of an investment in a division is variable and is not guaranteed. The "money market division" refers to the Fidelity VIP Government Money Market Division.
effective date – the date on which all requirements, including initial premium, for issuance of a policy have been satisfied.
fixed account – the portion of the policy value that is held in our general account.
general account – assets of the Company other than those allocated to any of our Separate Accounts.

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initial total face amount – the original total face amount in effect on the policy date.
insured – the person named as the “insured” on the most recent application for the Policy. The insured may or may not be the owner.
loan account – the portion of the policy value held in our general account that reflects any loan indebtedness.
loan indebtedness – the amount of any outstanding policy loan(s) and unpaid loan interest.
monthly date – the day of the month which is the same day as the policy date.

Example:	If the policy date is September 5, 2005, the first monthly date is October 5, 2005.
monthly policy charge – the amount subtracted from the policy value on each monthly date equal to the sum of the cost of insurance and the cost of additional benefits provided by any rider plus the monthly policy issue charge and asset based charge in effect on the monthly date.
net amount at risk – the amount upon which cost of insurance charges are based. It is the result of:

•	the death benefit (as described in the Policy) at the beginning of the policy month, divided by (1 + guaranteed minimum interest rate on the fixed account)(1/12); minus

•	the policy value at the beginning of the policy month calculated as if the monthly policy charge was zero.
net policy value – the policy value minus any loan indebtedness.
net premium – the gross premium less the deductions for the premium expense charge. It is the amount of premium allocated to the divisions and/or the fixed account.
net surrender value – surrender value minus any loan indebtedness.
notice – any form of communication received in our home office which provides the information we need which may be in writing sent to us by mail or another manner that we approve in advance. In states where permitted, we will require you to use the form(s) we provide for certain notices along with required supporting documentation, including, for example, for a policy surrender, a change of beneficiary, or a request to adjust your policy.
owner – the party which owns all the rights and privileges of this Policy.
planned periodic premium – the premium in the amount and frequency you plan to pay.
policy date – the date from which monthly dates, policy years, and policy anniversaries are determined; the policy date may not be in the future and will never be the 29th, 30th, or 31st of any month.
policy maturity date – the policy anniversary nearest the insured’s 121st birthday.
policy month – any one-month period beginning on the monthly date.

Example:	The monthly date is May 5, 2009; the first policy month ends on June 4, 2009.
policy value – the sum of the values in the divisions, the fixed account, and the loan account.
policy year – the one-year period beginning on the policy date and ending one day before the policy anniversary and each subsequent one year period beginning on a policy anniversary.

Example:	If the policy date is September 5, 2009, the first policy year ends on September 4, 2010. The first policy anniversary falls on September 5, 2010.
premium expense charge – the charge deducted from premium payments to cover a sales charge and state, local, and federal taxes.
prorated basis – is the proportion that the value of a particular division or the fixed account bears to the total value of all divisions and the fixed account.
separate account – the Principal Life Insurance Company Variable Life Separate Account, an account established by us which has divisions to which net premiums may be allocated under the Policy.
surrender value – policy value plus any value provided by a rider benefit.
target premium – a premium amount which is used to determine the premium expense charge under a Policy. The target premium is not required to be paid and may be calculated using the rates provided in Appendix A.
total face amount – base policy face amount plus face amount of the supplemental benefit rider, if any.

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underlying mutual fund – a registered open-end investment company, or a separate investment account or portfolio thereof, in which a division invests.
unit – the accounting measure used to calculate the value of each division.
valuation period – the period begins at the close of normal trading on the NYSE, generally 4:00 p.m. E.T. on each business day and ends at the close of normal trading of the NYSE on the next business day.
written request – actual delivery to the Company at our home office of a written notice or request, signed and dated, on a form we supply or approve.
Your notices may be mailed to us at:
Principal Life Insurance Company
P.O. Box 10431
Des Moines, Iowa 50306-0431
Phone: 1-800-247-9988
Fax: 1-866-885-0390
we, us, our – Principal Life Insurance Company. We are also referred to throughout this prospectus as the Company.
you, your – the owner of the Policy.

CORPORATE ORGANIZATION AND OPERATION
The Company
The Company is a stock life insurance company with its home office at: Principal Financial Group, 711 High Street, Des Moines, Iowa 50392. It is authorized to transact life and annuity business in all of the United States and the District of Columbia. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a directly wholly owned subsidiary of Principal Financial Group, Inc.
On June 24, 1879, the Company was incorporated under Iowa law as a mutual life insurance company named Bankers Life Association. It changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual holding company structure took place July 1, 1998. Effective October 26, 2001, Principal Mutual Holding Company converted to a stock company and Principal Financial Group, Inc. completed its initial public offering.
The Company believes that, consistent with well established industry and SEC practice, the periodic reporting requirements of the Securities and Exchange Act of 1934 do not apply to it as the depositor of one or more variable insurance product separate accounts. If such requirements are deemed to apply to it as such a depositor, the Company intends to rely on the exemption from such requirements provided by Rule 12h-7 under that Act.
Principal Life Insurance Company Variable Life Separate Account
The Separate Account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account.
The income, gains, and losses, whether or not realized, credited to or charged against the Separate Account, reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets. Assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the policies funded by the Separate Account. The Company is obligated to pay all amounts promised to Policy owners under the Policy.
The Company does not guarantee the investment results of the Separate Account. There is no assurance that the value of your policy will equal the total of your premium payments.
In a low interest rate environment, yields for the money market division, after deduction of all applicable Policy and rider charges, may be negative even though the yield for the underlying money market fund, before deducting for such charges, is positive. If you allocate a portion of your policy value to a money market division or participate in a scheduled automatic transfer program where policy value is allocated to a money market division, that portion of your policy value allocated to the money market division may decrease in value.

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The Funds
The assets of each division of the Separate Account invest in a corresponding underlying mutual fund. The Company purchases and sells fund shares for the Separate Account at their net asset value. The assets of each division are separate from the others. A division’s performance has no effect on the investment performance of any other division.
The funds are mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies. A full description of the funds, their investment objectives, policies and restrictions, charges and expenses and other operational information is contained in the attached prospectuses (which should be read carefully before investing). Additional copies of these documents are available without charge from a registered representative or our home office (1-800-247-9988). A fund's summary prospectus also includes information on how to obtain such fund's full statutory prospectus.
The funds are NOT available to the general public directly. The funds are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of any underlying mutual fund may differ substantially from the investment performance of any publicly traded mutual fund.
The TABLE OF SEPARATE ACCOUNT DIVISIONS later in this prospectus contains a brief summary of the investment objectives of, and advisor and sub-advisor(s), if applicable, for each underlying mutual fund.
New divisions may be added and made available. Divisions may also be eliminated from the Separate Account following approval from appropriate regulatory authority.
Deletion or Substitution of Investments
We reserve the right to make certain changes if, in our judgment, they best serve your interests or are appropriate in carrying out the purpose of the Policy. Any changes are made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes we may make include:

•	transfer assets in any division to another division;

•	add, combine or eliminate divisions; or

•	substitute the shares of a division for shares in another division:

•	if shares of a division are no longer available for investment; or

•	if in our judgment, investment in a division becomes inappropriate considering the purposes of the division.
If we eliminate or combine existing divisions or transfer assets from one division to another, you may change allocation percentages and transfer any value in an affected division to another division(s) without charge. You may exercise this transfer privilege until the later of 60 days after a) the effective date of the change, or b) the date you receive notice of the options available. You may only exercise this right if you have an interest in the affected division(s).
Voting Rights
We vote shares of the underlying mutual funds owned by the Separate Account according to the instructions of Policy owners.
We will notify you of shareholder meetings of the mutual funds underlying the divisions in which you hold units. We will send you proxy materials and instructions for you to provide voting instructions to us. We will arrange for the handling and tallying of proxies received from you and other Policy owners. If you give no voting instructions, we will vote those shares in the same proportion as shares for which we received instructions.
We determine the number of fund shares that you may instruct us to vote by allocating one vote for each $100 of policy value in the division. Fractional votes are allocated for amounts less than $100. We determine the number of underlying fund shares you may instruct us to vote as of the record date established by the mutual fund for its shareholder meeting. In the event that applicable law changes or we are required by regulators to disregard voting instructions, we may decide to vote the shares of the underlying mutual funds in our own right.

NOTE:	Because there is no required minimum number of votes a small number of votes can have a disproportionate effect.

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The Fixed Account
The fixed account is a part of our general account. Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the fixed account, and any interest in it, is not subject to the provisions of these acts. As a result, the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. However, disclosures relating to it are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. You may obtain more information regarding the fixed account from our home office or from a registered representative. Our obligations with respect to the fixed account are supported by our general account. Subject to applicable law, we have sole discretion over the investment of assets in the general account.
For Policies with a policy date on or after January 1, 2014:*
We guarantee that the fixed account value accrues interest daily at an effective annual rate of 2% compounded annually. We may, in our sole discretion, credit interest at a higher rate.

*	In states where approved; otherwise, we apply the rate(s) in effect for Policies with a policy date before January 1, 2014.
For Policies with a policy date before January 1, 2014:
We guarantee that the fixed account value accrues interest daily at an effective annual rate of 3% compounded annually. We may, in our sole discretion, credit interest at a higher rate.
We may defer payments of proceeds payable out of the fixed account for a period of up to six months.
Our underwriting guidelines prohibit fixed account values in related policies** to exceed $20 million without our prior approval. In addition, without our prior approval, in each calendar year no more than $5 million of net premium payment allocations and/or transfers to the fixed account may be made by related policies. In the absence of your instructions, we will refund the premium payment to the owner and/or reject the transfer instructions which would otherwise cause these limits to be exceeded.

**	Related policies are those owned and/or sponsored by a single entity (for example, the employer of the insureds). We determine what policies are related.
We reserve the right to limit premium payments and/or transfers allocated to the fixed account.

CHARGES AND DEDUCTIONS
We make certain charges and deductions to support operation of the Policy and the Separate Account. Some charges are deducted from premium payments when they are received. Other charges are deducted on a monthly basis while others are deducted at the time a Policy is surrendered or terminated. These charges are intended to cover distribution expenses (commissions paid to registered representatives, printing of prospectuses, and advertising), administrative expenses (processing applications, conducting medical examinations, determining insurability, establishing and maintaining records, processing death benefit claims and Policy changes, reporting, and overhead), and mortality expenses.
The amount of the charges in any policy year may not specifically correspond to the expenses for that year. We expect to recover our total expenses over the life of the Policies. To the extent that the charges do not cover total expenses for a policy year, we bear the loss. Conversely, if the aggregate amount of the charges deducted is more than our costs for a policy year, the excess is profit to the Company.
Premium Expense Charge (Sales Charge and Taxes)
When we receive your premium payment, we deduct a premium expense charge. The sales charge is intended to pay us for distribution and other expenses relating to sales of the Policy, including commissions paid to registered representatives, printing of prospectuses and sales literature.

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For Policies with a policy date on and after January 1, 2014(1):
Current Premium Expense Charge (as a % of Premium Paid)(2)

Years since issue or adjustment	Sales Charge(3)	Federal, State and Local Taxes	Total
through 1	3.00%	3.25%	6.25%
2 through 7	7.50%	3.25%	10.75%
more than 7	2.50%	3.25%	5.75%

(1)	In states where approved; otherwise, we apply the rate(s) in effect for Policies with a policy date before January 1, 2014.

(2)	Deducted from premiums paid in each period. The premium expense charge also applies to premiums attributable to a total face amount increase.

(3)	Assessed against premiums up to target premium. There is a 3.00% sales charge on premiums in excess of target premium through year 1 since issue or adjustment and 0.50% thereafter.
Maximum Premium Expense Charge

•	The maximum premium expense charge on premiums paid (up to target premium) is:

•	in the first policy year: 6.25% of premium (3.00% sales charge; 3.25% federal, state, and local taxes*)

•	in policy years 2 through 7: 10.75% of premium (7.50% sales charge; 3.25% federal, state, and local taxes*)

•	in policy years 8+: 5.75% of premium (2.50% sales charge; 3.25% federal, state, and local taxes*)

•	The maximum premium expense charge on premiums paid over target premium is:

•	in the first policy year: 6.25% of premium (3.00% sales charge; 3.25% federal, state, and local taxes*)

•	in policy years 2+: 3.75% (0.50% sales charge; 3.25% federal state and local taxes*)

*
The actual taxes we pay vary from state to state. The expense charge is based upon the average tax rate we expect to pay nationwide, the premiums we receive from all states and other expense assumptions. The rate for a particular Policy does not necessarily reflect the actual tax costs applicable to that Policy.

For Policies with a policy date before January 1, 2014:
Current Premium Expense Charge (as a % of Premium Paid)(1)

Years since issue or adjustment	Sales Charge(2)	Federal, State and Local Taxes	Total
through 1	3.75%	3.25%	7.00%
2 through 5	7.00%	3.25%	10.25%
6 through 10	5.75%	3.25%	9.00%
more than 10	3.00%	3.25%	6.25%

(1)	Deducted from premiums paid in each period. The premium expense charge also applies to premiums attributable to a total face amount increase.

(2)	Assessed against premiums up to target premium. There is a 1.00% sales charge on premiums in excess of target premium.
Maximum Premium Expense Charge

•	The maximum premium expense charge on premiums paid (up to target premium) is:

•	in the first policy year: 7.00% of premium (3.75% sales charge; 3.25% federal, state, and local taxes*)

•	in policy years 2 through 5: 10.25% of premium (7.00% sales charge; 3.25% federal, state, and local taxes*)

•	in policy years 6 through 10: 9.00% of premium (5.75% sales charge; 3.25% federal, state, and local taxes*)

•	after policy year 10: 6.25% of premium (3.00% sales charge; 3.25% federal, state, and local taxes*)

•	The maximum premium expense charge on premiums paid over target premium (in all policy years) is 4.25% of premium (1.00% sales charge; 3.25% federal, state, and local taxes*)

*
The actual taxes we pay vary from state to state. The expense charge is based upon the average tax rate we expect to pay nationwide, the premiums we receive from all states and other expense assumptions. The rate for a particular Policy does not necessarily reflect the actual tax costs applicable to that Policy.

Target Premium
The target premium is based on the gender, if applicable, age and risk classification of the insured (see APPENDIX A — TARGET PREMIUM). The target premium is a calculated premium amount used to determine the premium expense charge. The target premium is not required to be paid.

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Transaction Fee for Unscheduled Partial Surrender
A transaction fee of the lesser of $25 or 2% of the amount surrendered is charged on each unscheduled partial surrender after the second unscheduled partial surrender in a policy year.

Transfer Fee for Unscheduled Division Transfer
Currently there is no charge for making an unscheduled division transfer. However, we reserve the right to impose a transfer fee in the future of up to $25 on each unscheduled division transfer after the first unscheduled division transfer in a policy month. A transfer fee is intended to reimburse us for our additional separate account operation expenses related to multiple unscheduled division transfers. Policyowners will not be provided prior notice if we begin imposing the transfer fee; however, if imposed, the transfer fee will apply to all policyowners in a non-discriminatory fashion.

For purposes of applying the transfer fee for unscheduled division transfers, we will count all unscheduled division transfers that occur in any one valuation period as one transfer. However, allocations of premium payments will not be counted as unscheduled division transfers.

Monthly Policy Charge
The monthly policy charge is made up of:

•	a charge for the cost of insurance;

•	a monthly policy issue charge;

•	an asset based charge; and

•	any charge for an optional insurance benefit added by rider(s).

On the policy date and each monthly date thereafter, we deduct the monthly policy charge from your policy value in the divisions and fixed account (but not your loan account). The deduction is made using your current monthly policy charge allocation percentages. Your allocation percentages may be:

•	the same as allocation percentages for premium payments;

•	determined on a prorated basis; or

•	determined by any other allocation method upon which we agree.
If you do not designate monthly policy charge allocation percentages, the allocation percentages will be the same as the allocation percentages for premium payments. The total of the allocation percentages must equal 100. Allocation percentages may be changed without charge. A request for an allocation change is effective on the next monthly date. If we cannot follow your instructions because of insufficient value in any division and/or the fixed account, the monthly policy charge is deducted on a prorated basis.
Cost of Insurance Charge
This charge compensates us for providing insurance protection under the Policy. We base this charge on several factors including, but not limited to, (i) the insured’s gender*, issue age, tobacco status, and risk classification, and (ii) our expectations of future investment earnings, expenses, mortality, and persistency. The monthly cost of insurance rate ranges from a minimum of $0.01 per $1,000 net amount at risk to a maximum of $83.33 per $1,000 net amount at risk.

*	The cost of insurance rate for Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans is not based on the gender of the insured.
Entities and other persons buying Policies under a sponsored arrangement may apply for special underwriting. If special underwriting is granted, the cost of insurance charge may increase because of higher anticipated mortality experience. Special underwriting programs currently available include simplified issue underwriting and guaranteed issue underwriting. The cost of insurance rates for healthy individuals may be greater under special underwriting programs than for Policies subjected to full underwriting. Healthy individuals in a group will likely pay higher cost of insurance charges because they bear a portion of the cost of insuring the less healthy individuals in the group.
The net amount at risk is the difference between the death benefit and the policy value. The lower the policy value, the higher the net amount at risk thus higher cost of insurance charges. The net amount at risk is affected by investment performance, policy loans, payment of premiums and charges under the Policy, death benefit option chosen, partial surrenders, and adjustments to the total face amount.

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Asset Based Charge
The asset based charge compensates us for expenses associated with the maintenance, accounting and recordkeeping of the divisions of the Separate Account. In addition, this charge reimburses us for service fees (a trail commission) paid to the registered representative.
Except as described below, for Policies with a policy date on or after January 1, 2014,* each month we deduct an asset based charge at an annual rate of 0.30% of the net policy value, and for Policies with a policy date before January 1, 2014, each month we deduct an asset based charge at an annual rate of 0.20% of the net policy value.
For Policies with a policy date on or after May 1, 2017, and which are eligible for the Enhanced Cash Surrender Value Rider,** each month we deduct an asset based charge at the following annual rates:

•	Year 1-5: 0.30% of net policy value per year

•	Year 6-10: 0.25% of net policy value per year

•	Year 11+: 0.20% of net policy value per year
*In states where approved; otherwise, we apply the rate(s) in effect for Policies with a policy date before January 1, 2014.
**In states where approved; otherwise we apply the rate(s) in effect for other Policies with a policy date on or after January 1, 2014.
Monthly Policy Issue Charge
This charge reimburses us for the expenses associated with Policy issue, including underwriting and setting up policy records. The monthly policy issue charge applies per $1,000 of total face amount and varies by gender (if applicable), age, tobacco status and risk classification.
Except as described in the next sentence, the charge ranges from a minimum of $0.02667 to a maximum of $0.52084 per $1,000 total face amount. For Policies with a policy date on or after May 1, 2017, which are eligible for the Enhanced Cash Surrender Value Rider, and which have the Supplemental Benefit Rider,* the charge ranges from a minimum of $0.01067 to a maximum of $0.52084 per $1,000 total face amount.
For Policies with a policy date on or after January 1, 2014**, this charge is applied in all years. For Policies with a policy date before January 1, 2014, this charge is applied for ten years from policy issue or total face amount increase; however, we reserve the right to apply this charge in all years.
Any total face amount increase will have its own monthly policy issue charge.
*In states where approved; otherwise we apply the rate(s) in effect for other Policies with a policy date on or after January 1, 2014.
**In states where approved; otherwise, we apply the rate(s) in effect for Policies with a policy date before January 1, 2014.
Optional Insurance Benefits Charges
Change of Insured Rider
There is no charge for this rider.

Death Benefit Guarantee Rider
There is no charge for this rider; however, the guarantee provided by the rider requires payment of certain minimum premium amounts that vary based on the individual characteristics of the insured (age, gender, tobacco status, and risk classification).

Enhanced Cash Surrender Value Rider
There is no charge for this rider.

Extended Coverage Rider
There is no charge for this rider.

Life Paid-Up Rider (Overloan Protection)
There is no charge for this rider unless the rider benefits commence. If the rider benefits commence, there is a one-time charge guaranteed not to exceed 7.5% of the policy value (for policies using the guideline premium test) and 13.5% of the policy value (for policies using the cash value accumulation test) that is taken from the policy value.

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Modified Cash Surrender Value Rider
There is no charge for this rider.
Supplemental Benefit Rider
There is a supplemental cost of insurance charge for the net amount at risk provided by this rider. The supplemental cost of insurance rate is based on the insured’s gender, issue age, tobacco status, and risk classification. Except as described below, the supplemental cost of insurance rate ranges from a maximum of $83.33 per $1,000 net amount at risk to $0.01 per $1.000 net amount at risk.
For Policies with a policy date on or after May 1, 2017, which are eligible for the Enhanced Cash Surrender Value Rider, and which have the Supplemental Benefit Rider,* the supplemental cost of insurance rate ranges from a maximum of $83.33 per $1,000 net amount at risk to $0.01 per $1.000 net amount at risk.
*In states where approved; otherwise we apply the rate(s) in effect for other Policies with a policy date on or after January 1, 2014.
Net Policy Loan Charge
See LOANS for more detail.
Underlying Mutual Fund Charges
The assets of each division are used to purchase shares in a corresponding mutual fund at net asset value. The net asset value of the mutual fund reflects management fees and operating expenses already deducted from the assets of the mutual fund. Current management fees, operating expenses and potential redemption fees (if any) for a mutual fund are shown in the prospectus for the underlying mutual fund. None of the underlying mutual funds currently impose a redemption fee.

GENERAL DESCRIPTION OF THE POLICY
The Contract
The entire contract is made up of applications, amendments, riders and endorsements attached to the Policy, current data pages, copies of any supplemental applications, amendments, endorsements and revised data pages which are mailed to you. No statement, unless made in an application, is used to void a Policy (or void an adjustment in the case of an adjustment application). Only our corporate officers can agree to change or waive any provisions of a Policy. Any change or waiver must be in writing and signed by an officer of the Company.
The Policy is an individual flexible premium variable universal life insurance policy. This prospectus describes all material features of the Policy. Your Policy’s provisions may differ from the description in this prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. Any variations from the information appearing in this prospectus which are required due to individual state requirements are contained in your Policy, or in riders or endorsements attached to your Policy. You should refer to your Policy for these state specific features.
Rights under the Policy
Ownership
Unless changed, the owner is as named in the application. The owner may exercise every right and privilege of the Policy, subject to the rights of any irrevocable beneficiary(ies) and any assignee(s).
All rights and privileges of ownership of a Policy end if:

•	the death proceeds are paid;

•	the maturity proceeds are paid;

•	the Policy is surrendered; or

•	the grace period ends without our receiving the payment required to keep the Policy in force.
If an owner dies before the Policy terminates, the surviving owner(s), if any, succeeds to that person’s ownership interest, unless otherwise specified. If all owners die before the Policy terminates, the Policy’s ownership interest passes to the insured. If the owner is not a natural person and is no longer in existence, the insured becomes the owner unless otherwise required by law. With our consent, you may specify a different arrangement for contingent ownership.

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You may change your ownership designation at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.
Beneficiary
If the insured dies before the policy maturity date, we pay death proceeds to your named beneficiary(ies). You have the right to name a beneficiary(ies) and contingent beneficiary(ies). This may be done as part of the application process or by sending us a written request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us a written request. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.
If no beneficiary(ies) survives the insured, the death proceeds are paid to the owner(s) or the estate of the owner(s) in equal percentages unless otherwise specified.
Assignment
You may assign your Policy. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment.
An assignment must be made in writing and filed with us at our home office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the beneficiary(ies), are subject to any assignment on file with us.
Policy Limitations
Division Transfers
After the initial allocation of premiums, you may transfer amounts between the divisions and/or to the fixed account. You must specify the dollar amount or percentage to transfer from each division. The transfer is made, and the values determined as of the end of the valuation period in which we receive your request. In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the owner.
You may request an unscheduled transfer or set up scheduled transfers by:

•	sending a written request to us;

•	calling us at 1-800-247-9988 (if telephone privileges apply);

•	faxing us at 1-866-885-0390;

•	visiting www.principal.com (if internet privileges apply).
Unscheduled Transfers. You may make unscheduled transfers from a division to another division and/or the fixed account. We reserve the right to impose a transfer fee of $25 on each unscheduled transfer after the first unscheduled transfer in a policy month.
Scheduled Transfers. You may elect to have automatic transfers made out of one division into one or more of the other divisions. You may not make automatic transfers from the divisions to the fixed account. You choose the investment options, the dollar amount and timing of the transfers. There is no transfer fee on scheduled transfers. There is no charge for participation in the scheduled transfer program.
Automatic transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends and is not guaranteed.
Example:

Month	Amount Invested	Share Price	Shares Purchased
January	$100	$25.00	4
February	$100	$20.00	5
March	$100	$20.00	5
April	$100	$10.00	10
May	$100	$15.00	6
June	$100	$20.00	5
Total	$600	$110.00	35

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In the example above, the average share price is $18.33 (total of share prices ($110.00) divided by number of purchases (6)) and the average share cost is $17.14 (amount invested ($600.00) divided by number of shares purchased (35)).
Automatic transfers are made on a periodic basis.

•	The amount of the transfer is:

•	the dollar amount you select; or

•	a percentage of the division value as of the date specified (other than the 29th, 30th, or 31st).

•
You select the transfer date (other than the 29th, 30th, or 31st) and the transfer frequency (annually, semi-annually, quarterly, or monthly). If the selected date is not a business day, the transfer is completed on the next business day.

•	Transfers continue until your interest in the division has a zero balance or we receive notice to stop them.

•	We reserve the right to limit the number of divisions from which simultaneous transfers are made. In no event will it ever be less than two.

•	Automatic transfers are not available from the divisions to the fixed account.

Fixed Account Transfers
Transfers from the fixed account to your division(s) are subject to certain limitations. You may transfer amounts by making either a scheduled or unscheduled fixed account transfer. You may not make both a scheduled and an unscheduled transfer from the fixed account in the same calendar year. It may take several years before a policy owner can move all the policy value in the fixed account to the divisions.
Unscheduled Transfers. You may make one unscheduled transfer from the fixed account to division(s) during the first 30-day period of each calendar quarter.

•	In each calendar year, the transfers may not exceed:

•	your fixed account value as of December 31 of the prior year (if $5,000 or less);

•	$5,000 (if your fixed account value as of December 31 of the prior year is greater than $5,000 but less than $20,000); or

•	25% of your fixed account value as of December 31 of the prior year (if the fixed account value is greater than $20,000).

•	We must receive your notice during the 30-day period.

•	You must specify the dollar amount or percentage to be transferred.
Scheduled Transfer Program. You may elect scheduled transfers from the fixed account to your division(s) without an additional charge as follows:

•	The value of your fixed account must be $20,000 or more when your scheduled transfers begin.

•
You must elect participation in the program by furnishing us with notice. The election may be made at any time following the end of the examination offer period. Once made, this election is irrevocable.

•	Transfers to the divisions will be made in the proportions used for allocation of premium payments.

•	If your premium payments included an allocation to the fixed account, your notice must include new premium payment allocations to the division(s) only.

•	During the transfer period, you may not:

•	make unscheduled transfers out of the fixed account; or

•	make transfers and premium payments to the fixed account.
Your election will be effective as of the valuation period during which we receive your notice and transfers will be made according to the following schedule:

•	The first transfer will be 25% of the fixed account value;

•	12 months from the first transfer (or next business day if the transfer day is not a business day), 33% of the fixed account value;

•	24 months from the first transfer (or next business day if the transfer day is not a business day), 50% of the fixed account value; and

•	36 months from the first transfer (or next business day if the transfer day is not a business day), the balance of the fixed account value.
If on any transfer date, the fixed account value prior to the transfer is $5,000 or less, the entire fixed account value will be transferred.

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Example:
The example does not reflect payment of interest on the value in the fixed account. It also assumes that monthly policy charges are not taken from the fixed account and that you make no partial surrenders or policy loans from the fixed account.

The policy is dated July 1, 2009. On February 7, 2010, the balance in the fixed account is $100,000 and scheduled transfers are elected. The transfers will occur as follows:

Date	Balance	Percent to be Transferred	Amount to be Transferred
February 7, 2009	$100,000	25%	$25,000
February 7, 2010	$75,000	33%	$24,750
February 7, 2011	$50,250	50%	$25,125
February 7, 2012	$25,125	100%	$25,125
The first day that you may make transfers or premium payments to the fixed account is February 8, 2012. After January 1, 2013, you may make an unscheduled transfer from the fixed account as set forth above.
Automatic Portfolio Rebalancing (APR)
APR allows you to maintain a specific percentage of your net policy value in the divisions over time.

Example:
You may choose to rebalance so that 50% of your policy values are in the money market division and 50% in the SmallCap Value I division. At the end of the specified period, market changes may have caused 60% of your value to be in the money market division and 40% in the SmallCap Value I division. By rebalancing, units from the money market division are sold and the proceeds are used to purchase units in the SmallCap Value I division so that 50% of the policy values are once again invested in each division.

You may elect APR at the time of application or after the Policy has been issued. There is no charge for participation in the APR program. The APR transfers:

•	do not begin until the expiration of the examination offer period;

•	are done without charge;

•	may be done on the specified frequency (monthly, quarterly, semiannual, or annual) on a policy year or calendar year basis;

•	may be done by:

•	calling us at 1-800-247-9988 (if telephone privileges apply);

•	mailing your written request to us;

•	faxing us at 1-866-885-0390; or

•	visiting www.principal.com (if internet privileges apply).

•	are made at the end of the next valuation period after we receive your instruction;

•	are not available if you have scheduled transfers from the same divisions; and

•	are not available for any values in the fixed account.
Automatic portfolio rebalancing is also the term used in connection with certain non-qualified deferred compensation plans. In these instances, the plan has a service agreement directing the service provider to give effect to the plan’s allocation instructions.
Optional Insurance Benefits
Subject to certain conditions, you may add one or more optional insurance benefits to your Policy. Detailed information concerning optional insurance benefits may be obtained from a registered representative or our home office. Not all optional insurance benefits are available in all states. Some provisions may vary from state to state. The cost, if any, of an optional insurance benefit is deducted from your policy value. See SUMMARY: FEE TABLES for maximum rider charges.
Change of Insured Rider
This rider is available on business owned Policies and allows the business to change the insured when an employee leaves employment or ownership of the business changes. This rider may be added at any time prior to the proposed insured’s attained age 69. Until the effective date of the change of insured, coverage remains in effect on the life of the prior insured. We must receive satisfactory evidence of insurability (according to our underwriting guidelines then in effect) for the newly named insured. Future cost of insurance rates are based on the gender, issue age, tobacco

22

status, and risk classification of the newly named insured. The death proceeds are paid when the newly named insured dies. There is no charge for this rider.
Death Benefit Guarantee Rider
This rider guarantees the Policy, including any attached riders, will not lapse before the insured’s attained age 85 if premiums paid, less loan indebtedness and partial surrenders, equal or exceed the death benefit guarantee premium requirement. An illustration (available at no charge from your registered representative or our home office) will provide the death benefit guarantee premium requirement applicable to your Policy. The death benefit guarantee premium requirement is described in the section PREMIUMS — Premiums Affecting Guarantee Provisions.
If on any monthly date, the death benefit guarantee premium requirement is not met, the protections of this rider will not apply and the Policy is at risk of terminating if on any monthly date the net policy value is insufficient to pay the monthly policy charge. The protections of this rider will resume on the first monthly date following our receipt of the premium required to satisfy the death benefit guarantee premium requirement.
This rider is automatically made a part of the Policy at issue unless you elect the Supplemental Benefit Rider. There is no charge for this rider; however, sufficient premiums are required in order for the rider benefits to apply.
Enhanced Cash Surrender Value Rider
Prior to July 26, 2014, this rider was automatically added to all Policies at issue.
For Policies with an effective date of July 26, 2014 or later, this rider is available only for certain Policies owned by corporations, employers, trusts, associations or similar entities in connection with financing non-qualified executive deferred compensation plans, salary continuation plans, post-employment benefits or similar purposes, and that qualify for this rider under our then-current underwriting guidelines based on relatively larger plan premium levels. This rider is not available for Policies that do not meet the plan premium levels for the rider required by our underwriting guidelines, or for Policies marketed as Principal VUL-Business (as defined below).
You will receive information from your registered representative prior to purchase that explains whether the Enhanced Cash Surrender Value Rider would apply to you based on premium levels.
If you qualify for the Enhanced Cash Surrender Value Rider, this rider is automatically added to your Policy at issue. If you surrender this Policy in full, we will pay an amount in addition to the net policy value as set out below. The additional amount reflects a partial refund of past policy charges. The additional amount is only available upon a full cash surrender of the Policy that is not associated with a replacement or an exchange under Section 1035 of the Internal Revenue Code, or with the exercise of your right to return the Policy pursuant to the examination offer (Free-Look) provision. In Florida, the additional amount is only available upon a full cash surrender of the Policy that is not associated with the exercise of your right to return the Policy pursuant to the examination offer (Free-Look) provision. This rider has no value unless or until you surrender the Policy in full. This rider generally terminates if there is a change of ownership of your Policy. Additionally, you can terminate the rider by providing us notice to cancel it. This rider may be reinstated as part of your Policy if the rider was part of your Policy at the end of the grace period (as described in the grace period provision of the Policy) and if all conditions for reinstatement are met. If the rider is reinstated pursuant to the terms and conditions of the rider, Policy Year of Surrender for the rider benefit will be based on the Policy Date.
There is no charge for this rider. However, a sufficient plan premium level is required for this rider to be available.
For Policies with a policy date January 1, 2014 and later*:

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Policy Year of Surrender	Additional Amount
1	7.90% of premium received since issue less partial surrenders
2	9.80% of premium received since issue less partial surrenders
3	9.80% of premium received since issue less partial surrenders
4	9.35% of premium received since issue less partial surrenders
5	8.85% of premium received since issue less partial surrenders
6	8.15% of premium received since issue less partial surrenders
7	7.45% of premium received since issue less partial surrenders
8	6.20% of premium received since issue less partial surrenders
9	4.95% of premium received since issue less partial surrenders
10	4.00% of premium received since issue less partial surrenders
11	3.00% of premium received since issue less partial surrenders
12	2.00% of premium received since issue less partial surrenders
13	0.90% of premium received since issue less partial surrenders
14+	0.00% of premium received since issue less partial surrenders

*	In states where approved; otherwise, we apply the rate(s) in effect for Policies with a policy date before January 1, 2014.

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For Policies with a policy date before January 1, 2014:

Policy Year of Surrender	Additional Amount
1	9.00% of premium received since issue less partial surrenders
2	11.25% of premium received since issue less partial surrenders
3	11.50% of premium received since issue less partial surrenders
4	11.50% of premium received since issue less partial surrenders
5	11.25% of premium received since issue less partial surrenders
6	10.00% of premium received since issue less partial surrenders
7	8.75% of premium received since issue less partial surrenders
8	7.50% of premium received since issue less partial surrenders
9	6.25% of premium received since issue less partial surrenders
10	5.05% of premium received since issue less partial surrenders
11	3.10% of premium received since issue less partial surrenders
12	1.25% of premium received since issue less partial surrenders
13+	0.00% of premium received since issue less partial surrenders
Extended Coverage Rider
This rider extends the Policy beyond the policy maturity date as long as the Policy is still in force and the insured is living on the policy maturity date. The Policy will then terminate upon the insured’s death. No monthly policy charges are deducted after the policy maturity date. No additional premium payments are allowed, adjustment options are not available and the death benefit option is changed to Death Benefit Option 1. All division and fixed account values will be transferred to the money market division and no further transfers are allowed. This rider is added automatically to all Policies at issue. You may choose not to extend the policy maturity date and instead receive the maturity proceeds by requesting the rider not be attached to your Policy. There is no charge for this rider.

Life Paid-Up Rider (Overloan Protection)
Under certain circumstances, this rider can guarantee the Policy will not lapse when there is large loan indebtedness by converting the Policy to paid-up life insurance. In order for the rider benefit to begin, the following conditions must be satisfied:

•	the loan indebtedness must be at least 92% of the surrender value;

•	there is sufficient net surrender value to cover the one-time rider charge;

•	the Policy must have been in force for at least 15 policy years; and

•	Total partial surrenders must equal or exceed total premiums paid.
For Policies issued with the cash value accumulation test, we reserve the right to begin the rider benefit when the loan indebtedness is at least 86% of the surrender value and all other conditions are satisfied.
Once the rider benefit begins:

•	The total face amount is reduced to equal the policy value after the rider charge multiplied by 105%.

•	All values in the divisions are immediately transferred to the fixed account where they will earn interest.

•	No further monthly policy charges are deducted for the remaining paid-up death benefit.

•	No new premium payments, face amount adjustments, partial surrenders or loans are allowed.

•	If death benefit option 2 or 3 is in effect, your death benefit option will change to death benefit option 1 and you may no longer change the death benefit option.

•	Your loan indebtedness remains and interest will continue to accrue on the loan indebtedness. However, loan payments can be submitted.

•	All optional riders, except the extended coverage rider, will automatically be terminated.
There is a one time charge taken from the policy value on the date the rider benefit begins. The rider may be elected at any time prior to the policy maturity date.

The Internal Revenue Service has not taken a position on the Life Paid-Up rider. You should consult your tax advisor regarding this rider.

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Modified Cash Surrender Value Rider (Available to Policies with a policy date July 26, 2014 and Later)*
This rider is available to Policies owned by corporations, employers, trusts, associations or similar entities in connection with financing non-qualified executive deferred compensation plans, salary continuation plans, post-employment benefits or similar purposes that do not qualify for the Enhanced Cash Surrender Value due to relatively smaller plan premium levels.
This rider is also available to Policies owned or sponsored by businesses or employers for such purposes as financing supplemental retirement benefits, business transfer plans, business protection designs, or other similar purposes; for such business and case designs sold with this rider, the Policy is known as Principal VUL-Business.
You will receive information from your registered representative prior to purchase that explains whether the Modified Cash Surrender Value Rider would apply to you based on premium levels.
This rider is automatically added to all Policies at issue, unless you qualify for the Enhanced Cash Surrender Value Rider described above. If you surrender this Policy in full, we will pay an amount in addition to the net policy value as set out below. The additional amount reflects a partial refund of past policy charges. The additional amount is only available upon a full cash surrender of the Policy that is not associated with a replacement or an exchange under Section 1035 of the Internal Revenue Code, or with the exercise of your right to return the Policy pursuant to the examination offer (Free-Look) provision. In Florida, the additional amount is only available upon a full cash surrender of the Policy that is not associated with the exercise of your right to return the Policy pursuant to the examination offer (Free-Look) provision. This rider has no value unless or until you surrender the Policy in full. This rider generally terminates if there is a change of ownership of your Policy. Additionally, you can terminate the rider by providing us notice to cancel it. This rider may be reinstated as part of your Policy if the rider was part of your Policy at the end of the grace period (as described in the grace period provision of the Policy) and if all conditions for reinstatement are met. If the rider is reinstated pursuant to the terms and conditions of the rider, Policy Year of Surrender for the rider benefit will be based on the Policy Date.
There is no charge for this rider.
* In states where approved.

Policy Year of Surrender	Additional Amount
1	2.75% of premium received since issue less partial surrenders
2	1.75% of premium received since issue less partial surrenders
3	1.00% of premium received since issue less partial surrenders
4	0.50% of premium received since issue less partial surrenders
5	0.25% of premium received since issue less partial surrenders
6+	0.00% of premium received since issue less partial surrenders
Supplemental Benefit Rider
This rider provides additional insurance (total face amount) at a reduced cost. Cost of insurance rates are based on the insured’s gender, issue age, duration since issue, tobacco status, and risk classification. Our approval, under our then current underwriting guidelines, is required to add this rider. There is a charge for this rider.
If you elect the Supplemental Benefit Rider, the Death Benefit Guarantee Rider is not available.
Reservation of Rights
We reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes. However, we cannot make any guarantee regarding the future tax treatment of any Policy.
We reserve the right to modify or endorse the Policy in order to maintain compliance with applicable laws and regulations. We also reserve the right to amend or terminate the special plans described in this prospectus, for example preauthorized premium payments.
You would be notified of any such above action to the extent required by law. Any change, modification endorsement, amendment or termination we make to the Policy or special plans described in this prospectus will be in writing and signed by an officer of the Company.

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Right to Exchange
During the first 24 months after the effective date (except during a grace period), you have the right to make an irrevocable, one-time election to transfer all of your division values to the fixed account. No charge is imposed on this transfer. The policy value immediately after the transfer will be the same as immediately before the transfer. From the exchange date forward, the policy value will no longer be affected by the investment performance of the divisions.

Your request must be in writing and be signed by the owner(s). The request must be postmarked or delivered to our home office before the end of the 24-month period. The transfer is effective when we receive your written request.

Suicide
Death proceeds are not paid if the insured dies by suicide, while sane or insane, within two years of the policy date (or, generally, two years from the date of total face amount increase with respect to such increase). In the event of the suicide of the insured within two years of the policy date, our only liability is a refund of premiums paid, without interest, minus any loan indebtedness and partial surrenders. In the event of suicide within two years of a total face amount increase, our only liability with respect to that increase is a refund of the cost of insurance for the increase. This amount will be paid to the beneficiary(ies). The length of the suicide period (i.e., the two years referenced here) may be less in some states.

Delay of Payments or Transfers
Payment due to exercise of your rights under the examination offer provision, surrenders, policy loans, death or maturity proceeds, and transfers to or from a division are generally made within five days after we receive your instructions in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon return of the Policy, full or partial surrender, policy loan, death, maturity or the transfer to or from a division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company ACT of 1940.

The right to sell shares may be suspended during any period when:

•	trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or

•	an emergency exists, as determined by the SEC, as a result of which:

•	disposal by a fund of securities owned by it is not reasonably practicable;

•	it is not reasonably practicable for a fund to fairly determine the value of its net assets; or

•	the SEC permits suspension for the protection of security holders.

If a payment or transfer is delayed and you do not cancel your instructions in writing, the transaction will occur on the first business day following the expiration of the permitted delay. The transaction is made within five days thereafter.

In addition, we reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 business days) to allow the check to clear the banking system.

We may defer payment from the fixed account for a period of up to six months.

PREMIUMS
Payment of Premiums
You may make unscheduled premium payments and/or planned periodic premiums. Planned periodic premiums are premiums in the amount and on the frequency you plan to pay. We will send premium reminder notices if you establish an annual, semiannual, or quarterly planned payment schedule. You may set up monthly preauthorized withdrawals to allow us to automatically deduct premium payments from your checking or other financial institution account.
The amount and frequency of your premium payments affects the policy value, the net policy value, and how long the Policy remains in force.

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Premium payments may be delivered to us as follows:

•	If you have established an annual, semiannual, or quarterly planned payment schedule, by sending payment in the reply envelope enclosed in the premium reminder notice;

•	By mailing your payment according to the instructions below; or

•	By wire transfer according to the instructions below.
Premium Payment Mailing Instructions
Premium payments sent to our home office must be addressed as follows:
Principal Life Insurance Company
P.O. Box 10431
Des Moines, Iowa 50306-0431
Premium Payment Wiring Instructions
Premium payments sent to us by wire transfer must be directed as follows:
Direct to: Wire Routing Transit Number 121000248
Bank name: Wells Fargo Bank, N.A.
City, State: San Francisco, CA
Beneficiary Account Number (BNF): 8785453690
Beneficiary Account Name: Principal Life Insurance Company Individual BMA EFT
OBI Information: (instructions - see below)
OBI Information is extremely important in identifying how to apply these funds. Please include the following:

•	As much description as possible in the 68 characters allowed.

•	Contract number(s), business group or Insured’s name, special instructions - such as “init prem”, “loan repay”, etc.

•	Direct it to: ATTN: Individual Billing and Collection
Payments are to be made via personal or financial institution check (for example, a bank or cashier’s check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers checks, credit card checks, and foreign checks.
Premiums Affecting Guarantee Provisions
If the Death Benefit Guarantee rider is made a part of your Policy and you pay at least the death benefit guarantee premium requirement, the rider guarantees the Policy will not lapse before the insured’s attained age 85.
The death benefit guarantee monthly premium is ((a) times (b)) divided by (c) where:
(a)    is the total face amount divided by 1,000;
(b)    is the death benefit guarantee premium rate; and
(c)    is 12.

Example If the face amount is $ 1,000,000 with Death Benefit Option 2 and the insured is a 45-year old male with a risk classification of preferred non-tobacco:
	Premium Rate	Death Benefit Guarantee Monthly Premium
Death Benefit Guarantee to attained age 85	$23.71	$1,976
The death benefit guarantee premium requirement is met if [(a) minus (b)] is greater than or equal to (c) where:

(a)	is the sum of premiums paid;

(b)	is the sum of all loan indebtedness and partial surrenders; and

(c)	is the sum of the death benefit guarantee monthly premiums since the policy date to the most recent monthly date.
Using the example above, if the Policy is in its 25th month and there have been no loans or partial surrenders, the death benefit guarantee premium requirement on the 25th monthly date is $49,400 (25 times $1,976). If on any monthly date, the death benefit guarantee premium requirement is not met, the protections of the rider will not apply and the Policy is at risk of terminating on any monthly date if the net policy value is insufficient to pay the monthly policy charge.

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The death benefit guarantee premium rates are per $1,000 of face amount and may vary by issue age, risk classification, gender* and tobacco status. The death benefit guarantee premium is shown on your Policy.

*	For Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans, the premiums are not based on the gender of the insured.
Premium Limitations
In no event may the total of all premiums paid, both scheduled and unscheduled, be more than the maximum premium payments allowed for life insurance under the Internal Revenue Code. If you make a premium payment that would result in total premiums exceeding the maximum limitation, we only accept that portion of the payment that makes total premiums equal the maximum. Unless otherwise directed, any excess will be promptly returned and no further premiums are accepted until allowed by the current maximum premium limitations.
If any premium payment increases the Policy’s death benefit by more than it increases the policy value, we reserve the right to refund all or part of the premium payment. If all or part of the premium payment is not refunded, we may require satisfactory evidence of insurability.
The minimum initial premium required is three monthly policy charges divided by (1-premium expense charge). The amount is based on the initial total face amount of the Policy, the death benefit option and the charges and expenses of the Policy. There is no minimum amount requirement for subsequent premiums; however, insufficient premium payments may cause the policy to lapse (see POLICY TERMINATION AND REINSTATEMENT – Policy Termination (Lapse)).
Allocation of Premiums
We allocate your initial net premiums as described below. Thereafter, allocations of net premiums are made to the divisions and the fixed account according to your instructions. The total of all allocation percentages must equal 100. Net premiums are allocated as of the valuation period in which they are received in good order.
The percentage allocation for future premium payments may be changed, without charge, at any time by:

•	sending a written request to us;

•	calling us at 1-800-247-9988 (if telephone privileges apply);

•	faxing us at 1-866-885-0390; or

•	visiting www.principal.com (if internet privileges apply).
The allocation changes are effective at the end of the valuation period in which the new instructions are received.
Premium Refund States
If the Policy is issued in a state that requires a full refund of premium when the policy is returned during the examination offer period, the initial net premium, including any premium received during the examination offer period, is allocated to the money market division. The premium will be reallocated to the divisions and the fixed account according to your instructions on the later of the effective date or the end of the examination offer period (or on the first Business Day thereafter). See SURRENDERS AND PARTIAL SURRENDERS – Right to Examine Policy (“Free Look” Provision) for more information about the examination offer period.
If the purchase of this policy falls within the definition of a replacement under state law, we reserve the right to retain the initial net premiums in the money market division to correspond to the examination offer period of a particular state’s replacement requirements.
Market Value States
If the policy is issued in a state that allows refund of net policy value when the policy is returned during the examination offer period, the initial net premium is allocated to the divisions according to your instructions on the later of the policy date or the effective date. In these states, we will refund the net policy value, which may be more or less than your premium, if the policy is returned during the examination offer period. See SURRENDERS AND PARTIAL SURRENDERS – Right to Examine Policy (“Free Look” Provision) for more information about the examination offer period.

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Division Valuation
There is no guaranteed minimum division value. Its value reflects the investment experience of the division. It is possible that the investment performance could cause a loss of the entire amount allocated to the division. Without additional premium payments or a Death Benefit Guarantee rider, it is possible that no death benefit would be paid upon the insured’s death.
At the end of any valuation period, your value in a division is:

•	the number of units you have in the division

•	multiplied by the value of a unit in the division.
The number of units is the total of units purchased by allocations to the division from:

•	your initial premium payment (less premium expense charges);

•	plus subsequent premium payments (less premium expense charges);

•	plus transfers from another division or the fixed account
minus units sold:

•	for partial surrenders from the division;

•	as part of a transfer to another division, the fixed account or the loan account; and

•	to pay monthly policy charges and any transaction fees.
We calculate unit values on days that the NYSE is open for trading and trading is not restricted. We do not calculate unit values on these recognized holidays: New Year’s Day; Labor Day; Martin Luther King, Jr. Day; Thanksgiving; President’s Day; Christmas; Good Friday; Memorial Day and Independence Day. In addition, we do not calculate unit values if an emergency exists making disposal or valuation of securities held in the underlying mutual funds impracticable or if the SEC, by order, permits a suspension or postponement for the protection of security holders. To calculate the unit value of a division, the unit value from the previous business day is multiplied by the division’s net investment factor for the current valuation period. The number of units does not change due to a change in unit value.
The net investment factor measures the performance of each division. The net investment factor for a valuation period is calculated as follows:
[{the share price (net asset value) of the underlying mutual fund at the end of the valuation period before that day’s transactions
plus
the per share amount of the dividend (or other distribution) made by the mutual fund during the valuation period}
divided by
the share price of the underlying mutual fund at the end of the previous valuation period after that day’s transactions]
When an investment owned by an underlying mutual fund pays a dividend, the dividend increases the net asset value of a share of the underlying mutual fund as of the date the dividend is recorded. As the net asset value of a share of an underlying mutual fund increases, the unit value of the corresponding division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of units you own in the division.
Fixed Account Valuation
The value of your fixed account on any business day is:

•	net premiums allocated to the fixed account

•	plus transfers from the division(s) and the loan account (as a result of a loan repayment)

•	plus interest credited to the fixed account

•	minus surrenders, transaction fees, and monthly policy charges

•	minus transfers to the loan account

•	minus transfers to the division(s)

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DEATH BENEFITS AND POLICY VALUES
Death Proceeds
If coverage is in effect and the insured dies before the policy maturity date, we pay death proceeds upon our receipt of:

•	proof of the death of the insured (typically, a death certificate);

•	Beneficiary’s Statement (Claim Form)*; and

•	If the beneficiary is a trust, the Claim Form must be signed by the trustee(s) and we must also receive a copy of the trust agreement and/or our Trustee Certification Form.

•
If the beneficiary is a corporation or other entity, the Claim Form must be signed by a corporate officer and we must receive proof of that person’s signing authority (e.g., submitted with a copy of the Articles of Incorporation or By-Laws indicating the authority of the office and a current Board resolution providing the name of the officer(s) authorized to sign on behalf of the entity) and a Certificate of Good Standing or Certificate of Existence provided by the state of where the entity was incorporated or otherwise created.

Payment of the death proceeds will be made within seven business days of receipt of the required documentation. We pay death proceeds first to the assignee, if any, in a lump sum. We pay the remainder to your named beneficiary(ies) as described below. If no beneficiary(ies) survives the insured, we will pay the death proceeds to the owner or the owner’s estate unless you have given us written notice otherwise.
We will pay death proceeds according to the benefit payment option (shown below) that you have chosen. If you do not select a benefit payment option, your named beneficiary(ies) may each choose to receive payment in a lump sum or according to a benefit payment option. If your beneficiary(ies) does not choose a benefit payment option, we will pay the death proceeds in a lump sum.
Death proceeds are calculated as of the date of the insured’s death and include:

•	the death benefit described below in DEATH BENEFITS AND POLICY VALUES – Death Benefit Options;

•	minus loan indebtedness;

•	minus any overdue monthly policy charges if the insured died during a grace period;

•	plus interest on the death proceeds as required by state law.
Benefit Instructions
While the insured is alive, you may give us instructions for payment of death proceeds under one of the fixed benefit payment options shown below. If we have not received written benefit payment instructions from you prior to the insured’s death, each of your beneficiaries may select either a lump sum distribution or one of the benefit payment options shown below. You may change your benefit payment instructions by sending us written notice. If you change your beneficiary(ies) designation, your prior benefit payment instructions are automatically revoked.
Benefit Payment Options
The benefit payment options include:

•
Custom Benefit Arrangement – We will make benefit payments based on arrangements you have requested and we have agreed to in writing (e.g., equal payments made over a specified period of time, joint and survivor life income with a reduced survivor benefit, etc.).

•
Life Income – We will make benefit payments for a person’s lifetime; payments stop after the death of that person. It is possible that we would make no payments if the person were to die before the first payment was due.

•
Life Income with Period Certain – We will make benefit payments for the longer of a person’s lifetime or a guaranteed period that you specify (must be between 5 to 30 years). If the person dies before all of the guaranteed payments have been made, we will continue to make the guaranteed payments to the person(s) you or your beneficiary designate until the end of the guaranteed period.

•
Joint and Survivor Life Income – We will make benefit payments for the longer of the lifetimes of two named people. Payments stop upon the death of the survivor of the two persons. It is possible that we would make no payments if both persons were to die before the first payment was due.

•
Joint and Survivor Life Income with Period Certain – We will make benefit payments for the longer of the lifetimes of two named people or a guaranteed payment period that you specify (must be between 5 to 30 years). If both people die before all of the guaranteed payments have been made, we will continue to make the guaranteed payments to the person(s) you or your beneficiary designates until the end of the guaranteed period.

These benefit payment options are also available if the Policy matures or is surrendered.

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Death Benefit Options
The death benefit option is selected at the time of application. If a death benefit option is not chosen, the Policy will be issued with Death Benefit Option 1.
The three death benefit options available are:

•	Death Benefit Option 1 – the death benefit equals the greater of:

•	the total face amount; or

•	the amount found by multiplying the surrender value by the applicable percentage*.

•	Death Benefit Option 2 – the death benefit equals the greater of:

•	the total face amount plus the policy value; or

•	the amount found by multiplying the surrender value by the applicable percentage*.

•	Death Benefit Option 3 – the death benefit equals the greater of:

•	the total face amount plus the greater of a) premiums paid less partial surrenders or b) zero; or

•	the amount found by multiplying the surrender value by the applicable percentage*.

*
The applicable percentage tables are in Appendix B and are based on our interpretation of Section 7702 of the Internal Revenue Code as set forth below. The table which applies to your Policy is determined by your choice of either the guideline premium/cash value corridor test or the cash value accumulation test.

Example:	The following assumptions are made to demonstrate the use of the Tables found in Appendix B.
Death Benefit Option: 1
Total Face Amount: $1,000,000
Surrender Value: $900,000
Definition of Life Insurance Test: Guideline Premium/Cash Value
Corridor Test
Attained Age: 45
Risk Class: Preferred Non-Tobacco

Applicable Percentage: 215%
Death Benefit: $900,000 x 215% = $1,935,000

If the Definition of Life Insurance Test was the Cash Value Accumulation Test, the applicable percentage would be 336.69% (assuming the insured is a male) and the death benefit would be $3,030,210.

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Change in Death Benefit Option
You may change the death benefit option on or after the first policy anniversary. Up to two changes are allowed per policy year. Your request must be made in writing and approved by us. The effective date of the change will be the monthly date that coincides with, or next follows, our approval. If the death benefit option change involves a face decrease, you may elect to keep the current total face amount, subject to underwriting review and approval.
The option may not be changed from Death Benefit Option 1 to Death Benefit Option 3 or from Death Benefit Option 2 to Death Benefit Option 3. We will increase or decrease the total face amount so that the death benefit immediately after the change equals the death benefit before the change.

Changing from Death Benefit Option 1 to Death Benefit Option 2
We will decrease the total face amount. The amount of the decrease is equal to the policy value on the effective date of the change. If there have been previous increases in the total face amount, the decrease of total face amount will be made on a last in, first out basis. Because the death benefit can continue to increase under Death Benefit Option 2, thereby increasing the Company’s risk we may require proof of insurability. In addition, cost of insurance charges will likely increase. This example assumes that the base policy face amount equals the total face amount.

Total Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,000,000	$50,000
after the change	after the change	after the change
$950,000 ($1,000,000 - $50,000)	$1,000,000 ($950,000+$50,000)	$50,000
Changing from Death Benefit Option 2 to Death Benefit Option 1
We will increase the total face amount. The amount of the increase is equal to the policy value on the effective date of the change. The total face amount increase will be in the same proportion as the base policy face amount to the total face amount. Because the death benefit will not continue to increase under Death Benefit Option 1, no proof of insurability is required. Cost of insurance charges will likely decrease. This example assumes that the policy face amount equals the total face amount.

Total Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,050,000 ($1,000,000 + $50,000)	$50,000
after the change	after the change	after the change
$1,050,000 ($1,000,000 + $50,000)	$1,050,000	$50,000

Changing from Death Benefit Option 3 to Death Benefit Option 1
We will increase the total face amount if the total premiums paid are greater than total partial surrenders (including any transaction fees) as of the effective date of the change. The increase will be in the same proportion as the base policy face amount is to the total face amount. Because the death benefit will not continue to increase under Death Benefit Option 1, no proof of insurability is required. Cost of insurance charges will likely decrease. This example assumes total premiums paid are $30,000, total partial surrenders are $10,000 and the base policy face amount equals the total face amount.

Total Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,020,000 ($1,000,000 + ($30,000 - $10,000))	$50,000
after the change	after the change	after the change
$1,020,000 ($1,000,000 + ($30,000 - $10,000))	$1,020,000	$50,000
Changing from Death Benefit Option 3 to Death Benefit Option 2
We will either increase or decrease the total face amount by subtracting the policy value from the greater of a) premiums paid less partial surrenders and b) zero. Because the death benefit can continue to increase under Death Benefit Option 2, therefore increasing the Company’s risk, we may require proof of insurability. In addition, cost of insurance charges will likely increase. This example assumes that total premiums paid are $30,000, total partial surrenders are $10,000 and the policy face amount equals the total face amount.

Total Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,020,000 ($1,000,000 + ($30,000 - $10,000))	$50,000
after the change	after the change	after the change
$970,000 ($1,000,000 + ($30,000 - $10,000 - $50,000))	$1,020,000 ($970,000 + $50,000)	$50,000

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IRS Definition of Life Insurance
The Policy should qualify as a life insurance contract as long as it satisfies either the guideline premium/cash value corridor test or the cash value accumulation test as defined under Section 7702 of the Internal Revenue Code. One of these tests is chosen on the application. If a test is not chosen, the Policy will comply with the guideline premium/cash value corridor test. Once a test is chosen, it cannot be changed on the Policy.
The guideline premium/cash value corridor test places limitations on the amount of premium payments that may be made and on policy values that can accumulate relative to the death benefit. Guideline premium limits are determined when the Policy is issued and can vary by the death benefit option chosen. Guideline premium limits will likely change due to any adjustment to the Policy.
If at any time a premium is paid which would result in total premiums exceeding the current guideline premium limits, we accept only that portion of the premium which would make the total premiums equal the guideline premium limits.
The cash value accumulation test does not place limitations on the amount of premium payments but limits the amount of policy values that can accumulate relative to the death benefit.
To satisfy either test, the ratio of the death benefit to the policy value must be at least as great as the applicable percentage shown in Appendix B. As the policy value increases, the minimum death benefit may be required to increase. Because the cost of insurance you pay is based in part on the amount of the death benefit, an increase in the death benefit increases the cost of insurance.
As compared to the cash value accumulation test, the guideline premium/cash value corridor test generally has:

•	smaller applicable percentages

•	lower minimum death benefit

•	lower cost of insurance charges

•	better policy value growth.
The smaller applicable percentages lead to a lower minimum death benefit and thus lower cost of insurance charges. Lower charges result in better policy value growth.
This may not be the result in all cases. The specifics of each Policy determine which test is more suitable. Illustrations using each of the tests will help you determine which test meets your objectives. An illustration may be obtained from your registered representative or by calling 1-800-247-9988.
The table below demonstrates the minimum death benefit based on the test chosen.
The example below is based on the following:

•	The insured is a male with an attained age of 45 at the time the Policy was issued. He dies at the beginning of the sixth policy year (attained age 50)

•	Total Face amount is $100,000

•	Death Benefit Option 1

•	Surrender value at the date of death is $25,000

•	The minimum death benefit under the guideline premium/cash value corridor test is $46,250 (assuming an applicable percentage of 185% x surrender value)

•	The minimum death benefit under the cash value accumulation test is $71,478 (assuming an applicable percentage of 285.91%)

	The death benefit payable is the larger of these two amounts
	Face Amount	Minimum death benefit	Net amount at risk used in calculating the cost of insurance charge
Guideline Premium/Cash Value Corridor Test	$100,000	$46,250	$74,753.98
Cash Value Accumulation Test	$100,000	$71,478	$74,753.98

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Here’s the same example, but with a surrender value of $75,000. Because the surrender value has increased, the minimum death benefit is now:

•	$138,750 for the guideline premium/cash value corridor test

•	$214,433 for the cash value accumulation test.

	The death benefit payable is the larger of these two amounts
	Face Amount	Minimum death benefit	Net amount at risk used in calculating the cost of insurance charge
Guideline Premium/Cash Value Corridor Test	$100,000	$138,750	$63,408.64
Cash Value Accumulation Test	$100,000	$214,433	$138,905.45
Keep in mind that cost of insurance charges, which affect your Policy’s value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of net amount at risk. As the net amount at risk increases, the cost of insurance increases. Policy value also varies depending on the performance of the investment options in your Policy.
All transactions will be subject to the limits as defined under Section 7702 of the Internal Revenue Code. A transaction may not be allowed, or an increase in total face amount may be required, if the transaction would cause a refund of premium and/or distribution of the policy value in order to maintain compliance with the Section 7702 limits.
Maturity Proceeds
The policy maturity date is the policy anniversary where the insured’s attained age is 121 and is shown on your current data pages. If the insured is living on the policy maturity date, the Policy is in force and you do not want the policy maturity date extended by the Extended Coverage Rider, maturity proceeds equal to the net surrender value are paid. If the Extended Coverage Rider is attached but you wish to receive the maturity proceeds at the Policy’s maturity and avoid conversion to Death Benefit Option 1, you must send instructions to our home office.
The maturity proceeds are paid either as a cash lump sum on the policy maturity date or under the benefit payment option you have selected. Only if the Extended Coverage Rider is present on the Policy will the policy maturity date automatically be extended to the date of the insured’s death (as explained in GENERAL DESCRIPTION OF THE POLICY – Optional Insurance Benefits).
Adjustment Options
Increase in Total Face Amount
You may request an increase in the total face amount at any time provided that the Policy is not in a grace period and monthly policy charges are not being waived under a rider. The minimum increase in total face amount is $10,000.
The request must be made on an adjustment application. The application must be signed by the owner(s) and the insured. If your request is not approved, no changes are made to your Policy.
We will approve your request if:

•	the insured is alive at the time of your request; and

•	the attained age of the insured is 75 or less at the time of the request; and

•	we receive evidence satisfactory to us that the insured is insurable under our underwriting guidelines in place at the time of your request.
The increase in total face amount is in a risk classification determined by us. The adjustment is effective on the monthly date on or next following our approval of your request.
If you want insurance coverage to start at the time the adjustment application is submitted, an “adjustment premium” payment must be sent with the completed application. The amount of the adjustment premium is based on the face amount of the Policy, the death benefit option and the charges and expenses of the Policy. This amount is shown on the policy illustration provided to you by your registered representative. If this amount is submitted with the application, an adjustment premium conditional receipt will be given to you. The receipt acknowledges the adjustment premium payment and details any interim conditional insurance coverage.

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Any adjustment premium payment made in connection with the adjustment application is held in our general account without interest (for a period of up to a 60 days) while we complete underwriting for the adjustment. If we approve the adjustment, on the effective date of the adjustment, the amount of the adjustment premium payment being held minus the premium expense charge is moved to the divisions and/or fixed account according to your then current premium allocation percentages.
The cost of insurance charge will increase in the event of an increase in a Policy’s total face amount. If there is insufficient value to pay the higher charges after an increase in total face amount, the Policy will lapse, unless the protections of the death benefit guarantee rider are in effect. The entire Policy would be at risk of lapsing, not just the incremental increase in total face amount.
Decrease in Total Face Amount
On or after the first policy anniversary, you may request a decrease in the total face amount. No transaction fee is imposed on decreases in the total face amount. A decrease is requested as follows:

•	the request must be made on an adjustment application;

•	the application must be signed by the owner(s);

•	the decrease is at least the minimum amount as determined by our underwriting guidelines in place at the time of your request;

•	the decrease may not reduce the total face amount below $100,000; and

•	if there have been previous increases in the total face amount, the decrease of total face amount will be made on a last in, first out basis.
A decrease may not be allowed if the decrease would cause a refund of premium and/or the distribution of the policy value in order to maintain compliance with the limits required by the Internal Revenue Code relating to the definition of life insurance.
Policy Values
Your policy value is equal to the sum of the values in the divisions, the fixed account, and loan account. The policy value:

•	increases as premiums are applied and interest is credited;

•	decreases as policy loans, partial surrenders, and policy expenses are deducted; and

•	can increase or decrease as the investment experience of your chosen divisions fluctuates.
SURRENDERS AND PARTIAL SURRENDERS
Surrenders
You must send us a written request for any surrender. The request must be signed by all owners, irrevocable beneficiary(ies), if any, and any assignees. The surrender is effective and the surrender value calculated as of the end of the valuation period during which we receive the written request for surrender. Partial surrenders may negatively affect your Death Benefit Guarantee rider, if applicable. Partial surrenders will reduce your face amount if under death benefit option 1 or 3.
Total and partial surrenders from the Policy are generally paid within five business days of our receipt of the written request for surrender. Certain delays in payment are permitted (see GENERAL DESCRIPTION – Delay of Payments).
Full Surrender
The Policy may be surrendered while the Policy is in effect. There is no refund of any monthly policy charges deducted before the full surrender effective date.
We reserve the right to require you to return the Policy to us prior to making any payment though this does not affect the amount of the net surrender value.
Unscheduled Partial Surrender
On or after the first policy anniversary and prior to the policy maturity date, you may surrender a part of the net policy value. You may take two unscheduled partial surrenders during a policy year before any transaction fees apply. After the second unscheduled partial surrender in a policy year, a transaction fee of the lesser of $25 or 2% of the amount surrendered is charged on each unscheduled partial surrender. An unscheduled partial surrender may not be less than $500 and may not be greater than 90% of the net policy value as of the effective date of the unscheduled partial surrender. The unscheduled partial surrender may not decrease the total face amount to less than $100,000.

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Unscheduled partial surrenders will negatively affect your death benefit and your Death Benefit Guarantee rider, if applicable.
Your policy value is reduced by the amount of the surrender plus any transaction fee. We surrender units from the divisions and/or values from the fixed account to equal the dollar amount of the surrender request. The amount of the surrender and the transaction fee are deducted from your divisions and/or fixed account according to the surrender allocation percentages you specify. If surrender allocation percentages are not specified, we use your monthly policy charge allocation percentages. No surrender charge is imposed on a partial surrender.
An unscheduled partial surrender may cause a reduction in total face amount. If the total face amount had been previously increased, any reduction of the total face amount at the time of partial surrender, is made on a last in, first out basis.

•
If Death Benefit Option 1 is in effect and the death benefit equals the total face amount, the total face amount is reduced by the amount of the unscheduled partial surrender that is not deemed to be a preferred partial surrender. In situations where the death benefit is greater than the total face amount, the total face amount is reduced by the amount the unscheduled partial surrender exceeds the difference between the death benefit and total face amount.

Preferred Partial Surrender (pertains only if Death Benefit Option 1 is in effect).
During policy years 2 through 15, 10% of the net policy value as of the end of the prior policy year may be surrendered without a subsequent decrease in the total face amount. As discussed immediately above, any amount surrendered in excess of 10% would not constitute a preferred partial surrender and would cause a reduction in the total face amount. The 10% preferred partial surrender privilege is not cumulative from year-to-year and cannot exceed $100,000 in any policy year or $250,000 over the life of the Policy.
The maximum preferred partial surrender is equal to ((a) plus (b)) not to exceed (c) where:

(a)	is the amount of the unscheduled partial surrender;

(b)	is the amount of any preferred partial surrenders in the same policy year; and

(c)	is 10% of the net policy value at the end of the prior policy year.

•	If the Death Benefit Option 3 is in effect, the total face amount is reduced by the lesser of (a) or (b) where:

(a)	is the amount of the unscheduled partial surrender; and

(b)	is the greater of (i) the amount that total partial surrenders exceed total premiums paid; or (ii) zero.

Scheduled Partial Surrender
On or after the first policy anniversary and prior to the policy maturity date, you may elect to receive part of your net policy value automatically on any monthly date.

•	You select the amount of the surrender and the surrender frequency (annually, semi-annually, quarterly or monthly (based on policy year)).

•	The surrender is deducted from your division(s) and/or fixed account according to your monthly policy charge allocation percentages.

•	Each scheduled partial surrender may not be greater than 90% of the net policy value (as of the date of the scheduled partial surrender).

•
Scheduled partial surrenders will continue until we receive your instructions to stop them or until surrenders equal premiums paid. Once surrenders equal premiums paid, if there is any remaining net policy value, scheduled policy loans will automatically begin, unless you instruct us otherwise, so as to provide you the same dollar amount at the same frequency as you had received under the scheduled partial surrenders.

•	A scheduled partial surrender may cause a reduction in total face amount:

•
If Death Benefit Option 1 is in effect and the death benefit equals the total face amount, the total face amount is reduced on the first monthly date a scheduled partial surrender is effective (and each subsequent policy anniversary). The amount of the reduction is the sum of the scheduled partial surrenders planned for that policy year that are not deemed to be a preferred partial surrender. If the amount of the scheduled partial surrender is increased, the total face amount is reduced on the monthly date the change is effective. If the amount of the scheduled partial surrender is decreased, the total face amount is not increased.

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If the death benefit is greater than the total face amount, the total face amount is reduced by the amount determined above which exceeds the difference between the death benefit and total face amount.
Preferred Partial Surrender (pertains only if Death Benefit Option 1 is in effect).
During policy years 2 through 15, 10% of the net policy value as of the end of the prior policy year may be surrendered without a subsequent decrease in the total face amount. As discussed immediately above, any amount surrendered in excess of 10% would not constitute a preferred partial surrender and would cause a reduction in the total face amount. The 10% preferred partial surrender privilege is not cumulative from year-to-year and cannot exceed $100,000 in any policy year or $250,000 over the life of the Policy.

The maximum preferred partial surrender is equal to ((a) plus (b)) not to exceed (c) where:
(a)    is the amount of the scheduled partial surrenders planned for that policy year;
(b)    is the amount of any preferred partial surrenders in the same policy year; and
(c)    is 10% of the net policy value at the end of the prior policy year.

•	If the Death Benefit Option 2 is in effect, there is no reduction in the total face amount upon a scheduled partial surrender.

•
If the Death Benefit Option 3 is in effect, the total face amount is reduced on the first monthly date a scheduled partial surrender is effective and on each subsequent policy anniversary. The total face amount may also be reduced on the monthly date any increase to a scheduled partial surrender is effective. The total face amount is reduced by the lesser of (a) or (b) where:

(a)	is the amount of the scheduled partial surrenders planned for that policy year; and

(b)	is the greater of (i) the amount that total partial surrenders exceed total premiums paid; or (ii) zero.

Examination Offer (Free-Look Provision)
It is important to us that you are satisfied with the purchase of your Policy. Under state law, you have the right to return the Policy for any reason during the examination offer period (a “free look”). If you properly exercise your free look, we will rescind the policy and we will pay you a refund. The state in which the Policy is issued determines the examination offer period and the type of refund that applies.
If you return this Policy before expiration of the examination offer period, we will refund your full premium in states where required. In states where permitted, we will refund the net policy value, which may be more or less than your premium.
Your request to return the Policy must be in writing. The request and the Policy must be mailed to us or returned to the agent no later (as determined by the postmark) than the last day of the examination offer period as shown below.
The examination offer period is the later of:

•	10 days after you receive the Policy or,

•	such later date as specified by applicable state law

NOTE:	See GENERAL DESCRIPTION OF THE POLICY – Delay of Payments.
LOANS
Policy Loans
While your Policy is in effect (but after the examination offer period) and has a net policy value, you may borrow money from us with the Policy as the security for the policy loan.

•	The maximum amount you may borrow is 90% of the net policy value as of the date we process the policy loan (100% of the net policy value in Arizona).

•
If telephone privileges apply, you may request a policy loan of $100,000 or less by calling us at 1-800-247-9988. If you do not have telephone privileges or are requesting a policy loan of more than $100,000, the request must be made in writing.

•	Generally, policy loan proceeds are sent within five business days from the date we receive your request (see GENERAL DESCRIPTION OF THE POLICY – Delay of Payments).

•	Requests for policy loans from any joint owner are binding on all joint owners.

•	Policy loans may negatively affect your Death Benefit Guarantee rider, if applicable (see POLICY TERMINATION AND REINSTATEMENT – Policy Termination (Lapse)).

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You are charged interest on any loan indebtedness. During the first ten policy years, the interest rate is 5.00% per year. After policy year ten, the interest rate is 4.00% per year. Interest accrues daily and is due and payable at the end of the policy year. If interest is not paid when due, it is added to the loan indebtedness. Adding unpaid interest to the loan indebtedness causes additional amounts to be redeemed from the division(s) and/or fixed account and redemption proceeds transferred to the loan account. Redemptions are made in the same proportion as the allocation used for the most recent monthly policy charge.

A policy loan generally has a permanent effect on policy values. If a policy loan had not been made, the policy value would reflect the investment experience of the division(s) and the interest credited to the fixed account. In addition, loan indebtedness is subtracted from:

•	death proceeds at the death of the insured;

•	surrender value upon full surrender or termination of a Policy; and

•	maturity proceeds paid.

Loan indebtedness reduces your net policy value. If the net policy value is less than the monthly policy charges on a monthly date, the 61-day grace period provision applies (see POLICY TERMINATION AND REINSTATEMENT – Policy Termination (Lapse)).

If the Policy lapses with any loan indebtedness, there may be negative tax consequences.

Loan Account
When a policy loan is taken, a loan account is established. The loan account is part of our general account.

An amount equal to the loan is transferred from your divisions and/or fixed account to your loan account. You may instruct us on the proportions to be taken from your divisions or the fixed account. There are no restrictions on which divisions or accounts that the loan amount can be transferred from.

Your loan account earns interest from the date of transfer. The loan account interest rate is 4.00% per year. Interest accrues daily and is paid at the end of the policy year.
Unscheduled Loans
Unscheduled loans are available in all policy years. You may instruct us on the proportions to be taken from your accounts. If you do not provide such instruction, the loan amount is withdrawn in the same proportion as the allocation used for the most recent monthly policy charge.
Scheduled Loans
After the first policy year, scheduled policy loans are available on any monthly date if you have withdrawn, through partial surrenders, an amount equal to or exceeding total premiums paid. A scheduled loan is the equivalent of a scheduled withdrawal of earnings following the withdrawal of all premiums paid. Scheduled loans may occur on a monthly, quarterly, semiannual or annual basis (based on the policy year). The loan amount is withdrawn in the same proportion as the allocation used for the most recent monthly policy charge.
Loan Payments
While the Policy is in force and before the insured dies, you may pay the loan indebtedness as follows:

•	policy loans may be repaid totally or in part;

•	repayments are allocated to the division(s) and/or the fixed account in the proportions used for allocation of premium payments;

•	payments that we receive that are not designated as premium payments are applied as loan repayments if there is any loan indebtedness;

•	the repayments are allocated as of the valuation period in which we receive the repayment; and

•	repayments are to be sent to our home office.

POLICY TERMINATION AND REINSTATEMENT
Policy Termination (Lapse)
A Policy will go into default and is at risk of terminating if the net policy value on any monthly date is less than the monthly policy charge.

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Before any Policy lapses, the Policy will enter a grace period, described below, during which you may pay the minimum required premium to keep your Policy in force. A Policy will terminate if you have not made the minimum required premium payment before the grace period expires.
The Policy also terminates:

•	when you make a full Policy surrender;

•	when death proceeds are paid; and

•	when the maturity proceeds are paid.
When the Policy terminates, all privileges and rights of the owner(s) and all optional insurance benefits will end. Subject to certain conditions, you may reinstate a policy that has terminated (see POLICY TERMINATION AND REINSTATEMENT – Reinstatement).
Grace Period
If a Policy goes into default and is at risk of terminating, we will send you notice of a 61-day grace period during which you can pay the minimum required premium to keep your Policy in force. This grace period begins on the date we mail the notice of impending policy termination to you. The notice will be sent to your last post office address known to us and will tell you the amount of the minimum required premium to keep the Policy in force, payment instructions; and the grace period end date.
Your Policy will remain in force during the grace period. If we do not receive the minimum required premium payment by the end of the grace period, your Policy will terminate without value.
No partial surrenders or policy loans may be made during a grace period.
Minimum Required Premium
The minimum required premium is intended to (i) reimburse us for the monthly policy charges during the grace period, and (ii) provide enough policy value to pay the monthly policy charge on the first monthly date after grace period. The minimum required premium payment is [(a) plus (b)] divided by (c) where:

(a)	is any amount by which your net policy value is less than zero at the start of the grace period after the monthly policy charge is deducted;

(b)	is three monthly policy charges; and

(c)	is 1 minus the maximum premium expense charge. See CHARGES AND DEDUCTIONS – Premium Expense Charge (Sales Charge and Taxes).
If the grace period ends before we receive the minimum required premium, we keep any remaining value in the Policy to cover past due policy charges. Adverse market fluctuations may cause the Policy to enter into subsequent grace periods.
The length of the grace period and/or the calculation for the minimum required premium may be different in some states.
Death during Grace Period
If the insured dies during a grace period, the death benefit is paid and the amount is reduced by:

•	all monthly policy charges due and unpaid at the death of the insured; and

•	any loan indebtedness.

NOTE:	The state of Florida requires that the net policy value of the Policy equal zero prior to entering a grace period. The grace period will end 31 days after the day the notice is mailed.
Reinstatement
Subject to certain conditions, you may reinstate a Policy that terminated as described in REINSTATEMENT – Policy Termination (Lapse). The Policy may be reinstated provided all of the following conditions are satisfied:

(a)	such reinstatement is prior to the policy maturity date;

(b)	You have not surrendered your Policy;

(c)	not more than three years have elapsed since the policy terminated (this time period may be longer in some states);

(d)	You supply evidence which satisfies us that the insured is alive and is insurable under our underwriting guidelines then in effect; and

(e)	You make the minimum required premium payment.

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The minimum required premium is intended to a) reimburse us for the monthly policy charges during the grace period and b) provide enough policy value to pay monthly policy charges for three policy months after reinstatement. The minimum required premium payment is [(1) plus (2)] divided by (3) where:

(1)	is any amount by which your net policy value is less than zero at the end of the grace period after the monthly policy charge is deducted;

(2)	is three monthly policy charges; and

(3)	is 1 minus the maximum premium expense charge. See CHARGES AND DEDUCTIONS – Premium Expense Charge (Sales Charge and Taxes).

NOTE:
The minimum required premium during a grace period and the minimum required premium to reinstate a policy are calculated differently. The minimum required premium for reinstatement is calculated to collect monthly policy charges due and unpaid during the grace period and to provide us with enough policy value to pay three monthly policy charges after reinstatement of the Policy. As a result, the minimum required premium for reinstatement will be higher than the minimum required premium for grace period.

Reinstatement will be effective on the next monthly date following the date we approve the reinstatement application. Your rights and privileges as owner(s) are restored upon reinstatement. The reinstated Policy will have the same policy date as the original Policy. The Death Benefit Guarantee rider will be as if the Policy had never ended. You will receive new data pages upon reinstatement.
If a policy loan or loan interest was unpaid when the Policy terminated, the policy loan must be reinstated or repaid (loan interest does not accrue over the period the Policy was terminated). We do not require payment of monthly policy charges during the period the Policy was terminated.
Premiums received with your reinstatement application are held in our general account without interest (for a period of up to 60 days) while we complete underwriting for the reinstatement. If the reinstatement is approved, premiums are allocated to your selected division(s) and/or fixed account on the reinstatement date. We will use the premium allocation percentages in effect at the time of termination of the Policy unless you provide new allocation instructions.
If you reinstate your Policy, the premium expense charge and the monthly policy issue charge are calculated based on the number of years since the Policy was issued.

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TAX ISSUES RELATED TO THE POLICY
The following description is a general summary of the tax rules pertaining to life insurance policies. This section relates primarily to federal income taxes rules, regulations and interpretations, which in our opinion are currently in effect but which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. While we reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes, we cannot make any guarantee regarding the future tax treatment of any Policy.

NOTE:
Due to the complexity of these rules and because they are affected by the facts and circumstances of each policy, you should consult with legal and tax counsel and other competent advisors regarding these matters.

Taxation of Death Proceeds
Under Section 101(a)(1) of the Internal Revenue Code, gross income does not include amounts received under a Policy if such amounts are paid by reason of the death of the insured. However, if the Policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary’s gross income under Section 101(a)(2) of the Internal Revenue Code.
Under Section 101(g) of the Internal Revenue Code, certain amounts received under a Policy on the life of an insured who qualifies as a terminally or chronically ill individual can be excluded from gross income as an amount paid by reason of the death of the insured.
For employer-owned life insurance on the life of an insured who is an employee, the death benefit amount excluded from gross income is limited to the premiums and other consideration paid for the life insurance if the employer is directly or indirectly a beneficiary under the Policy unless certain requirements are met. These requirements are provided in Section 101(j) of the Internal Revenue Code and would include notice and consent by the insured of the life insurance coverage prior to the issuance of the coverage. These rules generally apply to employer-owned life insurance issued or materially changed on or after August 17, 2006.
Taxation of Maturity Proceeds
A taxable event may occur if the net surrender value at maturity plus any loan indebtedness is greater than premiums paid less partial surrenders and premium refunds. The taxable amount is the difference between the surrender value and the remaining premiums in the policy.
Taxation of Growth in Policy Value
Any increase in policy value is not included in gross income while the Policy is in force and continues to meet the definition of life insurance as defined under Section 7702 of the Internal Revenue Code. If a contract does not meet the definition of life insurance, the policy owner will be subject to income tax on annual increases in cash value.
Taxation of Policy Surrenders and Partial Surrenders (including Preferred Partial Surrenders)
A surrender or lapse of the Policy may have income tax consequences. Upon surrender, the owner(s) is not taxed on the surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior surrenders. The amount of any loan indebtedness, upon surrender or lapse, is added to the net surrender value and treated, for this purpose, as if it had been received. A loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any benefit payment option.
A full surrender of the Policy will, and a partial surrender may, be included in your gross income to the extent that the distribution exceeds your premiums paid into the Policy. Partial surrenders generally are not taxable unless the total of such surrenders exceeds total premiums paid to the date of partial surrender less the untaxed portion of any prior partial surrenders. If within the first fifteen policy years, you make a partial surrender with a corresponding reduction in the total face amount, special rules apply. Under those circumstances, the Internal Revenue Code has defined a special formula under which you may be taxed on all or a portion of the surrender amount.
Transfers between the division(s) and/or fixed account are not considered as distributions from the Policy and would not be considered taxable income.
Taxation of Policy Loans and Loan Interest
If the Policy is not a modified endowment contract, loans received under the Policy are not generally considered to be distributions subject to tax. Interest paid to us as a result of a policy loan may or may not be deductible depending on a number of factors.

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If the Policy is a modified endowment contract, loans received under the Policy are considered to be distributions subject to tax. The taxable amount is generally the difference between the policy value and the net premiums paid at the time the loan is made.
If the Policy lapses with an outstanding loan balance, there may be tax consequences.
Taxation of Change of Owner
Transfer of ownership may have tax consequences to the owner. The sale of a life insurance policy may have different income tax consequences than the cash surrender of such policy. The purchaser of a policy via a reportable policy sale is required to provide certain information to the issuer, seller and IRS under Section 6050Y of the Internal Revenue Code. Please consult with your tax advisor before changing ownership of your life insurance policy.
Taxation of Change of Insured
For tax purposes, changing the insured is considered to be the same as a surrender of the policy. The taxable amount is generally the difference between the policy value and the net premiums paid.
Modified Endowment Contract Status
A Policy becomes a Modified Endowment Contract when premiums paid exceed certain premium limits as defined by Section 7702A of the Internal Revenue Code. There is no change regarding the tax-deferred internal build-up of policy value or the income tax-free death benefit to your beneficiary(ies), however, distributions from a Modified Endowment Contract are taxed as if the Policy is a deferred annuity. Thus, taxation on partial surrenders, policy loans and other defined distributions will occur if your policy value is greater than your premiums paid. In addition, taxable distributions are subject to a federal income tax penalty of 10% unless the distribution is

•	made after the owner attains age 591/2; or

•	attributable to the taxpayer becoming disabled; or

•
part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancy of the taxpayer and beneficiary.

Once a Policy is classified as a Modified Endowment Contract, the classification cannot be changed. Modified endowment contract classification may be avoided by limiting the amount of premiums paid under the Policy. In the absence of your instructions, we will refund all or part of the premium payment that would make the Policy a modified endowment contract.
Taxation of Exchange or Assignment of Policies
An exchange or assignment of a Policy may have tax consequences. Please consult with your tax advisor before exchanging or assigning your life insurance policy.
Special Considerations for Life Insurance Owned by a Business Entity
Section 264 of the Internal Revenue Code imposes numerous limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.
Other Tax Issues
Federal estate taxes and state and local estate, inheritance, and other taxes may become due depending on applicable law and your circumstances or the circumstances of the Policy beneficiary(ies) if you or the insured dies.
Withholding
Federal withholding is generally required on certain taxable distributions under insurance contracts. In the case of periodic payments, the withholding is at graduated rates. With respect to non-periodic distributions, withholding is a flat rate of 10%. You may elect to have either non-periodic or periodic payments made without withholding except if your tax identification number has not been furnished to us or if the Internal Revenue Service has notified us that the number you furnished is incorrect. Non-resident aliens are subject to 30% withholding (or lower treaty rate) on taxable distributions.
Under the Foreign Account Tax Compliance Act (FATCA), We will be required to withhold a 30% tax on taxable distributions to certain foreign entities that fail to comply with new reporting and withholding requirements designed to inform the U.S. Department of the Treasury. We may disclose the information we receive from policy owners to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a policy owner that is a foreign entity fails to provide Us with appropriate certifications or other documentation concerning its status under FATCA.

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Mutual Fund Diversification
The United States Treasury Department has adopted regulations under Section 817(h) of the Internal Revenue Code which establishes standards of diversification for the investments underlying the contracts. Under this Internal Revenue Code Section, Separate Account investments must be adequately diversified in order for the increase in the value of contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying mutual fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Variable life insurance Separate Accounts are provided a special diversification exemption when investing in U.S. Treasury securities.
Failure of an underlying mutual fund to meet the diversification requirements could result in tax liability to contract holders. The investment opportunities of the underlying mutual funds could conceivably be limited by adhering to the above diversification requirements.
GENERAL PROVISIONS

Frequent Trading and Market-Timing (Abusive Trading Practices)
This Policy is not designed for frequent trading or market timing activity of the investment options. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Policy. The Company does not accommodate market timing.
We consider frequent trading and market timing activities to be abusive trading practices because they:

•	Disrupt the management of the underlying mutual funds by:

•	forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund; and

•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the underlying mutual funds; and

•	Increase expenses of the underlying mutual fund and separate account due to:

•	increased broker-dealer commissions; and

•	increased recordkeeping and related costs.
If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Policy and cause investors to suffer the harms described.
We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the underlying mutual funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.
If we, or an underlying mutual fund that is an investment option with the Policy, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:

•	Rejecting transfer instructions from a Policy owner or other person authorized by the owner to direct transfers;

•
Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;

•	Limiting the number of unscheduled transfers during a Policy year to no more than 12;

•
Prohibiting you from requesting a transfer among the divisions for a minimum of thirty days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption) by you; and

•	Taking such other action as directed by the underlying mutual fund.
We will support the underlying mutual funds’ right to accept, reject or restrict, without prior written notice, any transfer requests into a fund.
In some instances, a transfer may be completed inadvertently after we have notified a Policy owner that we believe that the Policy owner may have been engaging in abusive trading practices. In those instances, we will reverse the transfer (within two business days after the transfer) and return the Policy to the investment options it had prior to the transfer. The reversal will be effected at the unit values determined on the date of the reversal. As a result, the Policy owner assumes the risk of any gains or losses associated with an investment in the transferee division instead of in

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the transferor division between the time of the transfer and the time of the reversal of the transfer. We will give the Policy owner notice in writing of the reversal.
Purchase Procedures
A completed application and required supplements must be submitted to us through an agent or broker selling the Policy.
The minimum total face amount when the Policy is originally issued is $100,000. We reserve the right to increase or decrease the minimum total face amount. The increased minimum total face amount would apply only to Policies issued after the effective date of the increase.
To issue a Policy, we require that the age of the insured be 75 or younger as of the policy date. Other underwriting restrictions may apply. An applicant for the Policy must:

•	furnish satisfactory evidence of insurability of the insured; and

•	meet our insurance underwriting guidelines and suitability rules.
If you want insurance coverage to start at the time the application is submitted, a payment must be sent with the completed application. The amount is based on the face amount of the Policy, the death benefit option and the charges and expenses of the Policy. This amount is shown on the policy illustration provided to you by your registered representative. If this amount is submitted with the application, a conditional receipt will be given to you. The receipt acknowledges the initial payment and details any interim conditional insurance coverage.
We reserve the right to reject any application or related premium if we determine that we have not received complete information and/or instructions or that our underwriting guidelines, suitability rules or procedures have not been met. Any premium submitted will be returned to the designated owner on the application no later than five business days from the date the application was rejected.
Important Information about Customer Identification Procedures
To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.
If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.
We do not knowingly sell policies that are for the benefit of a business/organization that is illegal under Federal and/or State law (such as a marijuana clinic), or a person who owns or receives income from such an entity or whose source of funds is illegal.
Policy Date
If we issue a Policy, a policy date is determined. Policies will not be dated on the 29th, 30th or 31st of any month. Policies that would otherwise be dated on these dates are dated on the first day of the following month. Policies that are issued on a cash on delivery (COD) basis and that would otherwise be dated on the 29th, 30th or 31st of a month will be dated on the first day of the following month. The policy date is shown on the current data pages. Current data pages are the most recent policy specification pages issued to a Policy owner and are located in the Policy.
Upon specific request and our approval, the Policy may be backdated. The policy date may not be more than six months prior to the date of application (or shorter period if required by state law). Payment of at least the monthly policy charges is required for the backdated period. Monthly policy charges are deducted from the policy value for the backdated period.
Effective Date
The Policy date and the effective date are the same unless a backdated policy date is requested. Insurance coverage is effective, provided all purchase requirements for the Policy have been satisfied.
If the proposed insured dies before the effective date, there is no coverage under the Policy (coverage is determined solely under the terms of the conditional receipt, if any).

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Special Purchase Plans
Where permitted by state law, Policies may be purchased under group or sponsored arrangements as well as on an individual basis. A group arrangement is a program under which a trustee, employer, or similar entity purchases Policies covering a group of individuals on a group or individual basis. A sponsored arrangement is a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.
Charges and deductions may be reduced for Policies purchased under a group or sponsored arrangement including waiver of premium sales load and waiver of surrender charge. Reductions may be available to:

•	employees, officers, directors, agents, and immediate family members of the group or sponsored arrangement; and

•	employees or agents of the Company and its subsidiaries.
Reductions are made under our rules in effect on the date a Policy application is approved and are based on certain criteria (size of group, expected number of participants, anticipated premium payments, total assets under management for the group or sponsored arrangement).
Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on the size of the arrangement, the purpose for which the Policies are purchased, and certain characteristics of the members. The amount of the reduction and the criteria for reducing the charges and deductions reflect: a) our reduced sales effort and administrative costs; and b) the different mortality experience expected from sales to group or sponsored arrangements.
We may modify, on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not discriminate unfairly against any person, including the affected owners and all other Policy owners with policies funded with the Separate Account.
Distribution of the Policy
The Company has appointed Principal Securities, Inc. ("PSI") (formerly, Princor Financial Services Corporation), Des Moines, Iowa 50392-0200, a broker-dealer registered under the Securities Exchange Act of 1934, a member of the Financial Industry Regulatory Authority and an affiliate of the Company, as the distributor and principal underwriter of the Policy. The Company pays commissions to PSI of no more than 12% of premiums received by the Company in the first policy year (or first policy year following an adjustment) up to the target premium. In the second through the fifth policy years following the policy date (or adjustment date), commissions range from 0% to 5% of premiums received; in policy years six through ten following the policy date (or adjustment date), commissions range from 0% to 1.5% of premiums received. A service fee of up to 0.10% of the net policy value is paid beginning in policy year six. PSI also may receive 12b-1 fees in connection with purchases and sales of mutual funds underlying the Policies. The 12b-1 fees for the underlying mutual funds are shown in the prospectuses of each underlying mutual fund.
Applications for the Policies are solicited by registered representatives of PSI or such other broker-dealers as have entered into selling agreements with PSI. Such registered representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved.
Payments to Financial Intermediaries
The Company pays compensation to broker-dealers, financial institutions and other parties (“Financial Intermediaries”) for the sale of the Policy according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Policy. The Company and/or its affiliates may also pay other amounts (“Additional Payments”) that include, but are not limited to, marketing allowances, expense reimbursements and education payments. These Additional Payments are designed to provide incentives for the sale and retention of the Policies as well as other products sold by the Company and may influence the Financial Intermediary or sales representative to recommend the purchase of this Policy over competing policies or over other investment options. You may ask your sales representative about these differing and divergent interests, how she/he is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

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Service Arrangements and Compensation
The Company and/or PSI have entered into agreements with the distributors, advisers and/or the affiliates of some of the mutual funds underlying the Policy and receive compensation for providing certain services including, but not limited to, distribution and operational support services, to the underlying mutual fund. Fees for these services are paid periodically (typically, quarterly or monthly) based on the average daily net asset value of shares of each fund held by the Separate Account and purchased at the Policy owners’ instructions.
Because the Company and PSI receive such fees, they may be subject to competing interests in making these funds available as investment options under the Policy. The Company takes into consideration the anticipated payments from underlying mutual funds when it determines the charges assessed under the Policy. Without these payments, charges under the Policy are expected to be higher.
Statement of Values
You will receive an annual policy statement once each year. The statement will show:

•	current death benefit;

•	current policy value and surrender value;

•	all premiums paid since the last statement;

•	all charges since the last statement;

•	any loan indebtedness;

•	any partial surrenders since the last statement;

•	the number of units and unit value;

•	total value of each of the divisions and of the fixed account;

•	designated beneficiary(ies); and

•	all riders included in the Policy.
At any time, you may request a free current statement by telephoning 1-800-247-9988.
We also send you the reports required by the Investment Company Act of 1940 (as amended).
Services Available via the Telephone
If you elect to use telephone privileges, instructions for the following transactions may be given to us via the telephone:

•	change in allocations of future premium payments;

•	change in allocation of the monthly policy charge;

•	change to your APR instructions;

•	change to your scheduled transfer instructions;

•	unscheduled transfers; and

•	request for a policy loan (of $100,000 or less).

Instructions:

•	may be given by calling us at 1-800-247-9988 between 8 a.m. and 5 p.m. Eastern Time on any day that the NYSE is open;

•	must be received by us before the close of the NYSE (generally 4:00 p.m. Eastern Time) to be effective the day they are given;

•	are effective the next business day if not received until after the close of the NYSE.
Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction instructions, the Separate Account and the Company reserve the right to refuse telephone instructions. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures for telephone instructions include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the owner’s address of record.
Misstatement of Age or Gender
If the age or, where applicable, gender of the insured has been misstated, we adjust the death benefit payable under your Policy to reflect the amount that would have been payable at the correct age and gender.
Non-Participating Policy
The Policies do not share in any divisible surplus of the Company.

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Incontestability
We will not contest the insurance coverage provided by the Policy, except for any increases in total face amount, after the Policy has been in force during the lifetime of the insured for a period of two years from the policy date. Any total face amount increase has its own two-year contestability period that begins on the effective date of the adjustment. In many states, the time limit in the incontestability period does not apply to fraudulent misrepresentations.
Independent Registered Public Accounting Firm
The financial statements of the Principal Life Insurance Company Variable Life Separate Account and the consolidated financial statements of the Principal Life Insurance Company are included in the Statement of Additional Information. Those statements have been audited by Ernst & Young LLP, independent registered public accounting firm, 801 Grand Avenue, Des Moines, Iowa 50309, for the periods indicated in their reports.
LEGAL PROCEEDINGS

There are no legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

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TABLE OF SEPARATE ACCOUNT DIVISIONS
The following is a brief summary of the investment objectives of each division. There is no guarantee that the objectives will be met.

AllianceBernstein Global Thematic Growth Portfolio Division
Invests in:	AllianceBernstein Variable Products Series Global Thematic Growth Portfolio - Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	seeks long-term growth of capital.

AllianceBernstein International Growth Division
Invests in:	AllianceBernstein Variable Products Series International Growth Portfolio - Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	seeks long term growth of capital.

AllianceBernstein International Value Division
Invests in:	AllianceBernstein Variable Products Series International Value Portfolio - Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	seeks long term growth of capital.

AllianceBernstein Small Cap Growth Division (not available to new investors with an application signature date of 2/1/2013 and later)
Invests in:	AllianceBernstein Variable Products Series Small Cap Growth Portfolio - Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	seeks long-term growth of capital.

AllianceBernstein Small/Mid Cap Value Division
Invests in:	AllianceBernstein Variable Products Series Small/Mid Cap Value Portfolio - Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	seeks long-term growth of capital.

American Century VP Capital Appreciation Division
Invests in:	American Century VP Capital Appreciation Fund - Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks capital growth.

American Century VP Income & Growth Division
Invests in:	American Century VP Income & Growth Fund - Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks capital growth by investing in common stocks. Income is a secondary objective.

American Century VP International Division
Invests in:	American Century VP International Fund - Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks capital growth.

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American Century VP Mid Cap Value Division
Invests in:	American Century VP Mid Cap Value Fund - Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks long-term capital growth. Income is a secondary objective.

American Century VP Value Division
Invests in:	American Century VP Value Fund - Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks long-term capital growth. Income is a secondary objective.

American Funds Insurance Series Blue Chip Income and Growth Division
Invests in:	American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 2 Shares
Investment Advisor:	Capital Research and Management Company
Investment Objective:	seeks to produce income exceeding the average yield on U.S stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

American Funds Insurance Series Global Balanced Division (available beginning 6/11/2018)
Invests in:	American Funds Insurance Series - Global Balanced Fund - Class 2 Shares
Investment Advisor:	Capital Research and Management Company
Investment Objective:	seeks long-term growth of capital, conservation of principal and current income.

American Funds Insurance Series Global Bond Division
Invests in:	American Funds Insurance Series - Global Bond Fund - Class 2 Shares
Investment Advisor:	Capital Research and Management Company
Investment Objective:	seeks to provide, over the long term, a high level of total return consistent with prudent investment management.

American Funds Insurance Series Growth Fund Division
Invests in:	American Funds Insurance Series - Growth Fund - Class 2 Shares
Investment Advisor:	Capital Research and Management Company
Investment Objective:	seeks growth of capital.

American Funds Insurance Series International Fund Division
Invests in:	American Funds Insurance Series - International Fund - Class 2 Shares
Investment Advisor:	Capital Research and Management Company
Investment Objective:	seeks long-term growth of capital.

American Funds Insurance Series New World Fund Division
Invests in:	American Funds Insurance Series - New World Fund - Class 2 Shares
Investment Advisor:	Capital Research and Management Company
Investment Objective:	seeks long-term capital appreciation.

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Calvert EAFE International Index Division
Invests in:	Calvert VP EAFE International Index Portfolio - Class F
Investment Advisor:	Calvert Research and Management
Investment Objective:
seeks investment results that correspond to the total return performance of common stocks as represented by the MSCI EAFE (Standard) Index ("MSCI EAFE Index"). The MSCI EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East. This objective may be changed by the Portfolio’s Board of Directors without shareholder approval.

Calvert Investment Grade Bond Index Division
Invests in:	Calvert VP Investment Grade Bond Index Portfolio - Class I
Investment Advisor:	Calvert Research and Management through a sub-advisory agreement with Ameritas Investment Partners, Inc.
Investment Objective:
seeks investment results that correspond to the total return performance of the bond market, as represented by the Barclays U.S. Aggregate Bond Index (the “Barclays Index”). This objective may be changed by the Portfolio’s Board of Directors without shareholder approval.

Calvert Russell 2000 Small Cap Index Division
Invests in:	Calvert VP Russell 2000 Small Cap Index Portfolio - Class F
Investment Advisor:	Calvert Research and Management through a sub-advisory agreement with Ameritas Investment Partners, Inc.
Investment Objective:
seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index. This objective may be changed by the Portfolio’s Board of Directors without shareholder approval.

ClearBridge Mid Cap Division
Invests in:	ClearBridge Variable Mid Cap Portfolio - Class I Shares
Investment Advisor:	ClearBridge Investments, LLC through a sub-advisory agreement with Legg Mason Partners Fund Advisor, LLC
Investment Objective:	seeks long-term growth of capital.

ClearBridge Small Cap Growth Division
Invests in:	ClearBridge Variable Small Cap Growth Portfolio - Class I Shares
Investment Advisor:	ClearBridge Investments, LLC through a sub-advisory agreement with Legg Mason Partners Fund Advisor, LLC
Investment Objective:	seeks long-term growth of capital.

Delaware High Yield Division
Invests in:	Delaware VIP High Yield Series - Service Class
Investment Advisor:	Delaware Management Company
Investment Objective:	seeks total return and, as a secondary objective, high current income.

Delaware Small Cap Value Division
Invests in:	Delaware VIP Small Cap Value Series - Service Class
Investment Advisor:	Delaware Management Company
Investment Objective:	seeks capital appreciation.

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Deutsche Alternative Asset Allocation Division
Invests in:	Deutsche Alternative Asset Allocation VIP - Class B
Investment Advisor:	RREEF America L.L.C. through a sub-advisory agreement with Deutsche Investment Management Americas Inc.)
Investment Objective:	seeks capital appreciation.

Deutsche Small Mid Cap Value Division
Invests in:	Deutsche Small Mid Cap Value VIP - Class B
Investment Advisor:	Deutsche Investment Management Americas Inc.
Investment Objective:	seeks long-term capital appreciation.

Dreyfus IP Core Value Division
Invests in:	Dreyfus Investment Portfolios Core Value Portfolio - Service Shares
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	seeks long-term growth of capital, with current income as a secondary objective.

Dreyfus IP MidCap Stock Division
Invests in:	Dreyfus IP MidCap Stock Portfolio - Service Shares
Investment Advisor:	The Dreyfus Corporation through a sub-advisory agreement with BNY Mellon Asset Management North American Corporation
Investment Objective:
seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index (S&P 400 Index).

Dreyfus IP Technology Growth Division
Invests in:	Dreyfus Investment Portfolios Technology Growth Portfolio - Service Shares
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	seeks capital appreciation.

Dreyfus Sustainable U.S. Equity Division
Invests in:	Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Service Shares
Investment Advisor:	The Dreyfus Corporation through a sub-advisory agreement with Newton Investment Management (North America) Limited
Investment Objective:	seeks long-term capital appreciation.

Dreyfus VIF Appreciation Division
Invests in:	Dreyfus Variable Investment Fund Appreciation Portfolio - Service Shares
Investment Advisor:	Fayez Sarofim & Co through a sub-advisory agreement with The Dreyfus Corporation
Investment Objective:	seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.

Fidelity VIP Contrafund Division
Invests in:	Fidelity VIP Contrafund® Portfolio - Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks long-term capital appreciation.

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Fidelity VIP Equity-Income Division
Invests in:	Fidelity VIP Equity-Income Portfolio - Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:
seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity VIP Government Money Market Division
Invests in:	Fidelity VIP Government Money Market Portfolio - Service Class
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks to achieve a high level of current income as is consistent with preservation of capital and liquidity.

Fidelity VIP High Income Division
Invests in:	Fidelity VIP High Income Portfolio - Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks a high level of current income, while also considering growth of capital.

Fidelity VIP Mid Cap Division
Invests in:	Fidelity VIP Mid Cap Portfolio - Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks long-term growth of capital.

Fidelity VIP Strategic Income Division
Invests in:	Fidelity VIP Strategic Income Portfolio - Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks a high level of current income. The fund may also seek capital appreciation.

Franklin Income VIP Division
Invests in:	Franklin Templeton VIP Trust - Franklin Income VIP Fund - Class 2
Investment Advisor:	Templeton Investment Counsel, LLC through a sub-advisory agreement with Franklin Advisers, Inc.
Investment Objective:	seeks to maximize income while maintaining prospects for capital appreciation.

Franklin Mutual Global Discovery VIP Division
Invests in:	Franklin Templeton VIP Trust - Franklin Mutual Global Discovery VIP Fund - Class 2
Investment Advisor:	Franklin Mutual Advisers, LLC
Investment Objective:	seeks capital appreciation.

Franklin Mutual Shares VIP Division
Invests in:	Franklin Templeton VIP Trust - Franklin Mutual Shares VIP Fund - Class 2
Investment Advisor:	Franklin Mutual Advisers, LLC
Investment Objective:	seeks capital appreciation. Its secondary goal is income.

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Franklin Rising Dividends VIP Division
Invests in:	Franklin Templeton VIP Trust - Franklin Rising Dividends VIP Fund - Class 2
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	seeks long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration.

Franklin Small Cap Value VIP Division
Invests in:	Franklin Templeton VIP Trust - Franklin Small Cap Value VIP Fund - Class 2
Investment Advisor:	Franklin Advisory Services, LLC
Investment Objective:	seeks long-term total return.

Franklin Strategic Income VIP Division
Invests in:	Franklin Templeton VIP Trust - Franklin Strategic Income VIP Fund - Class 2
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	Seeks a high level of current income. A secondary goal is long-term capital appreciation.

Franklin U.S. Government Securities VIP Division
Invests in:	Franklin Templeton VIP Trust - Franklin U.S. Government Securities VIP Fund - Class 2
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	seeks income.

Franklin Templeton Developing Markets VIP Division
Invests in:	Franklin Templeton VIP Trust - Templeton Developing Markets VIP Fund - Class 2
Investment Advisor:	Templeton Asset Management Ltd.
Investment Objective:	seeks long-term capital appreciation.

Franklin Templeton Foreign VIP Division
Invests in:	Franklin Templeton VIP Trust - Templeton Foreign VIP Fund - Class 2
Investment Advisor:	Templeton Investment Counsel, LLC
Investment Objective:	seeks long-term capital growth.

Franklin Templeton Global Bond VIP Division
Invests in:	Franklin Templeton VIP Trust - Templeton Global Bond VIP Fund - Class 2
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.

Invesco American Franchise Division
Invests in:	Invesco V.I. American Franchise Fund - Series II Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks capital growth.

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Invesco American Value Division
Invests in:	Invesco V.I. American Value Fund - Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco Core Equity Division
Invests in:	Invesco V.I. Core Equity Fund - Series II Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks long-term growth of capital.

Invesco Global Real Estate Division
Invests in:	Invesco V.I. Global Real Estate Fund - Series I Shares
Investment Advisor:	Invesco Asset Management Limited through a sub-advisory agreement with Invesco Advisers, Inc.
Investment Objective:	seeks total return through growth of capital and current income.

Invesco Health Care Division (fka Invesco Global Health Care Division)
Invests in:	Invesco V.I. Health Care Fund - Series I Shares (fka Invesco V.I. Global Health Care Fund - Series I Shares)
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks long-term growth of capital.

Invesco International Growth Division
Invests in:	Invesco V.I. International Growth Fund - Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks long-term growth of capital.

Invesco Mid Cap Core Equity Division
Invests in:	Invesco V.I. Mid Cap Core Equity Fund - Series II Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks long-term growth of capital.

Invesco Mid Cap Growth Division
Invests in:	Invesco V.I. Mid Cap Growth Fund - Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks capital growth.

Invesco Small Cap Equity Division
Invests in:	Invesco V.I. Small Cap Equity Fund - Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks long-term growth of capital.

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Janus Henderson Balanced Division
Invests in:	Janus Henderson Series Balanced Portfolio - Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Janus Henderson Enterprise Division
Invests in:	Janus Henderson Series Enterprise Portfolio - Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	seeks long-term growth of capital.

Janus Henderson Flexible Bond Division
Invests in:	Janus Henderson Series Flexible Bond Portfolio - Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	seeks to obtain maximum total return, consistent with preservation of capital.

Janus Henderson Forty Division
Invests in:	Janus Henderson Series Forty Portfolio - Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	seeks long-term growth of capital.

Janus Henderson Global Research Division
Invests in:	Janus Henderson Series Global Research Portfolio - Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	seeks long-term growth of capital.

Lord Abbett Series Fund Developing Growth Division
Invests in:	Lord Abbett Series Fund Developing Growth Portfolio - Class VC
Investment Advisor:	Lord, Abbett & Co. LLC
Investment Objective:	seeks long-term growth of capital.

Lord Abbett Series Fund International Opportunities Division
Invests in:	Lord Abbett Series Fund International Opportunities Portfolio - Class VC
Investment Advisor:	Lord, Abbett & Co. LLC
Investment Objective:	seeks long-term capital appreciation.

MFS Blended Research Small Cap Equity Division
Invests in:	MFS® Blended Research® Small Cap Equity Portfolio - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks capital appreciation.

56

MFS Global Equity Division
Invests in:	MFS® Global Equity Series - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks capital appreciation.

MFS Growth Division
Invests in:	MFS® Growth Series - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks capital appreciation.

MFS Inflation-Adjusted Bond Division
Invests in:	MFS® Inflation-Adjusted Bond Portfolio - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks total return that exceeds the rate of inflation over the long-term, with an emphasis on current income, but also considering capital appreciation.

MFS International Value Division
Invests in:	MFS® International Value Portfolio - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks capital appreciation.

MFS Mid Cap Value Division
Invests in:	MFS® Mid Cap Value Portfolio - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks capital appreciation.

MFS New Discovery Division
Invests in:	MFS® New Discovery Series - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks capital appreciation.

MFS New Discovery Value Division
Invests in:	MFS® New Discovery Value Portfolio - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks capital appreciation.

MFS Research International Division
Invests in:	MFS® Research International Series - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks capital appreciation.

57

MFS Total Return Division
Invests in:	MFS® Total Return Series - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks total return.

MFS Utilities Division
Invests in:	MFS® Utilities Series - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks total return.

MFS Value Division
Invests in:	MFS® Value Series - Service Class
Investment Advisor:	Massachusetts Financial Services Company (MFS)
Investment Objective:	seeks capital appreciation.

Neuberger Berman AMT Guardian Division
Invests in:	Neuberger Berman AMT Guardian Portfolio - Class I
Investment Advisor:	Neuberger Berman LLC
Investment Objective:	seeks long-term growth of capital; current income is a secondary goal.

Neuberger Berman AMT Large Cap Value Division
Invests in:	Neuberger Berman AMT Large Cap Value Portfolio - Class I
Investment Advisor:	Neuberger Berman LLC
Investment Objective:	seeks long-term growth of capital.

Neuberger Berman AMT Mid Cap Growth Division
Invests in:	Neuberger Berman AMT Mid Cap Growth Portfolio - Class S
Investment Advisor:	Neuberger Berman LLC
Investment Objective:	seeks growth of capital.

Oppenheimer Main Street Small Cap Division
Invests in:	Oppenheimer Main Street Small Cap Fund®/VA - Service Shares
Investment Advisor:	Oppenheimer Funds, Inc. through a sub-advisory agreement with OFI Global Asset Management, Inc.
Investment Objective:	seeks capital appreciation.

PIMCO All Asset Division
Invests in:	PIMCO VIT All Asset Portfolio - Administrative Class
Investment Advisor:	Research Affiliates, LLC through a sub-advisory agreement with Pacific Investment Management Company LLC (PIMCO)
Investment Objective:	seeks maximum real return consistent with preservation of real capital and prudent investment management.

58

PIMCO Commodity Real Return Strategy Division
Invests in:	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC (PIMCO)
Investment Objective:	seeks maximum real return consistent with prudent investment management.

PIMCO Emerging Markets Bond Division
Invests in:	PIMCO VIT Emerging Markets Bond Portfolio - Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC (PIMCO)
Investment Objective:	seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO High Yield Division
Invests in:	PIMCO VIT High Yield Portfolio - Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC (PIMCO)
Investment Objective:	seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO Long-Term U.S. Government Division
Invests in:	PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC (PIMCO)
Investment Objective:	seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO Low Duration Division
Invests in:	PIMCO VIT Low Duration Portfolio - Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC ("PIMCO")
Investment Objective:	seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO Real Return Division
Invests in:	PIMCO VIT Real Return Portfolio - Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC (PIMCO)
Investment Objective:	seeks maximum real return, consistent with preservation of real capital and prudent investment management.

PIMCO Short-Term Division
Invests in:	PIMCO VIT Short-Term Portfolio - Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC (PIMCO)
Investment Objective:	seeks maximum current income, consistent with preservation of capital and daily liquidity.

59

PIMCO Total Return Division
Invests in:	PIMCO VIT Total Return Portfolio - Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC (PIMCO)
Investment Objective:	seeks maximum total return, consistent with preservation of capital and prudent investment management.

Bond Market Index Division
Invests in:	Principal Variable Contracts Funds Bond Market Index Account - Class 1
Investment Advisor:	BNY Mellon Asset Management North American Corporation through a sub-advisory agreement with Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to provide current income.

Core Plus Bond Division
Invests in:	Principal Variable Contracts Funds Core Plus Bond Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to provide current income.

Diversified International Division
Invests in:	Principal Variable Contracts Funds Diversified International Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks long-term growth of capital.

Equity Income Division
Invests in:	Principal Variable Contracts Funds Equity Income Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to provide a relatively high level of current income and long-term growth of income and capital.

Government & High Quality Bond Division
Invests in:	Principal Variable Contracts Funds Government & High Quality Bond Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to provide a high level of current income consistent with safety and liquidity.

International Emerging Markets Division
Invests in:	Principal Variable Contracts Funds International Emerging Markets Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks long-term growth of capital.

LargeCap Growth Division
Invests in:	Principal Variable Contracts Funds LargeCap Growth Account - Class 1
Investment Advisor:	Columbus Circle Investors through a sub-advisory agreement with Principal Global Investors, LLC ("PGI")
Investment Objective:	seek long-term growth of capital.

60

LargeCap Growth I Division
Invests in:	Principal Variable Contracts Funds LargeCap Growth Account I - Class 1
Investment Advisor:	T. Rowe Price Associates, Inc. and Brown Advisory, LLC through sub-advisory agreements with Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks long-term growth of capital.

LargeCap S&P 500 Index Division
Invests in:	Principal Variable Contracts Funds LargeCap S&P 500 Index Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks long-term growth of capital.

LargeCap Value Division
Invests in:	Principal Variable Contracts Funds LargeCap Value Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks long-term growth of capital.

MidCap Division (not available to new investors with an application signature date of 8/16/2013 and later)
Invests in:	Principal Variable Contracts Funds MidCap Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks long-term growth of capital.

Multi-Asset Income Division
Invests in:	Principal Variable Contracts Funds Multi-Asset Income Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks current income.

Principal Capital Appreciation Division
Invests in:	Principal Variable Contracts Funds Principal Capital Appreciation Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to provide long term growth of capital.

Principal LifeTime 2010 Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2010 Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime 2020 Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2020 Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

61

Principal LifeTime 2030 Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2030 Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime 2040 Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2040 Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime 2050 Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2050 Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime 2060 Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2060 Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime Strategic Income Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime Strategic Income Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks current income, and as a secondary objective, capital appreciation.

Real Estate Securities Division
Invests in:	Principal Variable Contracts Funds Real Estate Securities Account - Class 1
Investment Advisor:	Principal Real Estate Investors, LLC through a sub-advisory agreement with Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to generate a total return.

SAM Balanced Portfolio Division
Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios - Balanced Portfolio - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.

SAM Conservative Balanced Portfolio Division
Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios - Conservative Balanced Portfolio - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk.

62

SAM Conservative Growth Portfolio Division
Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios - Conservative Growth Portfolio - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to provide long-term capital appreciation.

SAM Flexible Income Portfolio Division
Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios - Flexible Income Portfolio - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation).

SAM Strategic Growth Portfolio Division
Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios - Strategic Growth Portfolio - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to provide long-term capital appreciation.

Short-Term Income Division
Invests in:	Principal Variable Contracts Funds Short-Term Income Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

SmallCap Division
Invests in:	Principal Variable Contracts Funds SmallCap Account - Class 1
Investment Advisor:	Principal Global Investors, LLC ("PGI")
Investment Objective:	seeks long-term growth of capital.

Putnam VT Growth Opportunities Division
Invests in:	Putnam VT Growth Opportunities Fund - Class IB
Investment Advisor:	Putnam Investment Management, LLC
Investment Objective:	seeks capital appreciation.

Rydex Basic Materials Division (available beginning 6/11/2018)
Invests in:	Rydex VI Basic Materials Fund
Investment Advisor:	Security Investors, LLC, which operates under the name of Guggenheim Investments
Investment Objective:
seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials.

63

Rydex Utilities Division (available beginning 6/11/2018)
Invests in:	Rydex VI Utilities Fund
Investment Advisor:	Security Investors, LLC, which operates under the name of Guggenheim Investments
Investment Objective:	seeks to provide capital appreciation by investing in companies that operate public utilities.

T. Rowe Price Health Sciences Division
Invests in:	T. Rowe Price Health Sciences Portfolio - II
Investment Advisor:	T. Rowe Price Associates Inc.
Investment Objective:	seeks long-term capital appreciation.

TOPS Managed Risk Balanced ETF Division
Invests in:	TOPS®™ Managed Risk Balanced ETF Portfolio - Class 2
Investment Advisor:	Milliman Financial Risk Management, LLC through a sub-advisory agreement with ValMark Advisers, Inc.
Investment Objective:	seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

TOPS Managed Risk Growth ETF Division
Invests in:	TOPS®™ Managed Risk Growth ETF Portfolio - Class 2
Investment Advisor:	Milliman Financial Risk Management, LLC through a sub-advisory agreement with ValMark Advisers, Inc.
Investment Objective:	seeks capital appreciation with less volatility than the equity markets as a whole.

TOPS Managed Risk Moderate Growth ETF Division
Invests in:	TOPS®™ Managed Risk Moderate Growth ETF Portfolio - Class 2
Investment Advisor:	Milliman Financial Risk Management, LLC through a sub-advisory agreement with ValMark Advisers, Inc.
Investment Objective:	seeks capital appreciation with less volatility than the equity markets as a whole.

VanEck Global Hard Assets Division
Invests in:	VanEck VIP Trust - VanEck VIP Global Hard Assets Fund - Initial Class Shares
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

Vanguard VIF Mid-Cap Index Division
Invests in:	Vanguard VIF - Mid-Cap Index Portfolio
Investment Advisor:	The Vanguard Group, Inc.
Investment Objective:	seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

64

Wanger International Division
Invests in:	Wanger International
Investment Advisor:	Columbia Wanger Asset Management LLC
Investment Objective:	seeks long-term capital appreciation.

65

APPENDIX A – TARGET PREMIUM RATES

TARGET PREMIUM RATES (per $1,000 of Policy Face Amount) – Male

Table: Age:	Standard 100%	2 120%	3 130%	4 140%	5 150%	6 150%	7 165%	8 165%	9 180%	10 180%	11 195%	12 195%	13 210%	14 210%	15 210%	16 210%
20	20.45	24.54	26.59	28.63	30.68	30.68	33.74	33.74	36.81	36.81	39.88	39.88	42.95	42.95	42.95	42.95
21	21.13	25.36	27.47	29.58	31.70	31.70	34.86	34.86	38.03	38.03	41.20	41.20	44.37	44.37	44.37	44.37
22	21.83	26.20	28.38	30.56	32.75	32.75	36.02	36.02	39.29	39.29	42.57	42.57	45.84	45.84	45.84	45.84
23	22.56	27.07	29.33	31.58	33.84	33.84	37.22	37.22	40.61	40.61	43.99	43.99	47.38	47.38	47.38	47.38
24	23.32	27.98	30.32	32.65	34.98	34.98	38.48	38.48	41.98	41.98	45.47	45.47	48.97	48.97	48.97	48.97
25	24.11	28.93	31.34	33.75	36.17	36.17	39.78	39.78	43.40	43.40	47.01	47.01	50.63	50.63	50.63	50.63
26	24.93	29.92	32.41	34.90	37.40	37.40	41.13	41.13	44.87	44.87	48.61	48.61	52.35	52.35	52.35	52.35
27	25.77	30.92	33.50	36.08	38.66	38.66	42.52	42.52	46.39	46.39	50.25	50.25	54.12	54.12	54.12	54.12
28	26.64	31.97	34.63	37.30	39.96	39.96	43.96	43.96	47.95	47.95	51.95	51.95	55.94	55.94	55.94	55.94
29	27.55	33.06	35.82	38.57	41.33	41.33	45.46	45.46	49.59	49.59	53.72	53.72	57.86	57.86	57.86	57.86
30	28.50	34.20	37.05	39.90	42.75	42.75	47.03	47.03	51.30	51.30	55.58	55.58	59.85	59.85	59.85	59.85
31	29.48	35.38	38.32	41.27	44.22	44.22	48.64	48.64	53.06	53.06	57.49	57.49	61.91	61.91	61.91	61.91
32	30.51	36.61	39.66	42.71	45.77	45.77	50.34	50.34	54.92	54.92	59.49	59.49	64.07	64.07	64.07	64.07
33	31.59	37.91	41.07	44.23	47.39	47.39	52.12	52.12	56.86	56.86	61.60	61.60	66.34	66.34	66.34	66.34
34	32.71	39.25	42.52	45.79	49.07	49.07	53.97	53.97	58.88	58.88	63.78	63.78	68.69	68.69	68.69	68.69
35	33.87	40.64	44.03	47.42	50.81	50.81	55.89	55.89	60.97	60.97	66.05	66.05	71.13	71.13	71.13	71.13
36	35.07	42.08	45.59	49.10	52.61	52.61	57.87	57.87	63.13	63.13	68.39	68.39	73.65	73.65	73.65	73.65
37	36.32	43.58	47.22	50.85	54.48	54.48	59.93	59.93	65.38	65.38	70.82	70.82	76.27	76.27	76.27	76.27
38	37.62	45.14	48.91	52.67	56.43	56.43	62.07	62.07	67.72	67.72	73.36	73.36	79.00	79.00	79.00	79.00
39	38.96	46.75	50.65	54.54	58.44	58.44	64.28	64.28	70.13	70.13	75.97	75.97	81.82	81.82	81.82	81.82
40	40.35	48.42	52.46	56.49	60.53	60.53	66.58	66.58	72.63	72.63	78.68	78.68	84.74	84.74	84.74	84.74
41	41.78	50.14	54.31	58.49	62.67	62.67	68.94	68.94	75.20	75.20	81.47	81.47	87.74	87.74	87.74	87.74
42	43.26	51.91	56.24	60.56	64.89	64.89	71.38	71.38	77.87	77.87	84.36	84.36	90.85	90.85	90.85	90.85
43	44.79	53.75	58.23	62.71	67.19	67.19	73.90	73.90	80.62	80.62	87.34	87.34	94.06	94.06	94.06	94.06
44	46.36	55.63	60.27	64.90	69.54	69.54	76.49	76.49	83.45	83.45	90.40	90.40	97.36	97.36	97.36	97.36
45	47.96	57.55	62.35	67.14	71.94	71.94	79.13	79.13	86.33	86.33	93.52	93.52	100.72	100.72	100.72	100.72
46	49.61	59.53	64.49	69.45	74.42	74.42	81.86	81.86	89.30	89.30	96.74	96.74	104.18	104.18	104.18	104.18
47	51.30	61.56	66.69	71.82	76.95	76.95	84.65	84.65	92.34	92.34	100.04	100.04	107.73	107.73	107.73	107.73
48	53.03	63.64	68.94	74.24	79.55	79.55	87.50	87.50	95.45	95.45	103.41	103.41	111.36	111.36	111.36	111.36
49	54.83	65.80	71.28	76.76	82.25	82.25	90.47	90.47	98.69	98.69	106.92	106.92	115.14	115.14	115.14	115.14
50	56.70	68.04	73.71	79.38	85.05	85.05	93.56	93.56	102.06	102.06	110.57	110.57	119.07	119.07	119.07	119.07
51	58.64	70.37	76.23	82.10	87.96	87.96	96.76	96.76	105.55	105.55	114.35	114.35	123.14	123.14	123.14	123.14
52	60.65	72.78	78.85	84.91	90.98	90.98	100.07	100.07	109.17	109.17	118.27	118.27	127.37	127.37	127.37	127.37
53	62.72	75.26	81.54	87.81	94.08	94.08	103.49	103.49	112.90	112.90	122.30	122.30	131.71	131.71	131.71	131.71
54	64.85	77.82	84.31	90.79	97.28	97.28	107.00	107.00	116.73	116.73	126.46	126.46	136.19	136.19	136.19	136.19
55	67.04	80.45	87.15	93.86	100.56	100.56	110.62	110.62	120.67	120.67	130.73	130.73	140.78	140.78	140.78	140.78
56	69.26	83.11	90.04	96.96	103.89	103.89	114.28	114.28	124.67	124.67	135.06	135.06	145.45	145.45	145.45	145.45
57	71.53	85.84	92.99	100.14	107.30	107.30	118.02	118.02	128.75	128.75	139.48	139.48	150.21	150.21	150.21	150.21
58	73.86	88.63	96.02	103.40	110.79	110.79	121.87	121.87	132.95	132.95	144.03	144.03	155.11	155.11	155.11	155.11
59	76.27	91.52	99.15	106.78	114.41	114.41	125.85	125.85	137.29	137.29	148.73	148.73	160.17	160.17	160.17	160.17
60	78.77	94.52	102.40	110.28	118.16	118.16	129.97	129.97	141.79	141.79	153.60	153.60	165.42	165.42	165.42	165.42
61	81.37	97.64	105.78	113.92	122.06	122.06	134.26	134.26	146.47	146.47	158.67	158.67	170.88	170.88	170.88	170.88
62	84.03	100.84	109.24	117.64	126.05	126.05	138.65	138.65	151.25	151.25	163.86	163.86	176.46	176.46	176.46	176.46
63	86.74	104.09	112.76	121.44	130.11	130.11	143.12	143.12	156.13	156.13	169.14	169.14	182.15	182.15	182.15	182.15
64	89.50	107.40	116.35	125.30	134.25	134.25	147.68	147.68	161.10	161.10	174.53	174.53	187.95	187.95	187.95	187.95
65	92.29	110.75	119.98	129.21	138.44	138.44	152.28	152.28	166.12	166.12	179.97	179.97	193.81	193.81	193.81	193.81
66	95.14	114.17	123.68	133.20	142.71	142.71	156.98	156.98	171.25	171.25	185.52	185.52	199.79	199.79	199.79	199.79
67	98.06	117.67	127.48	137.28	147.09	147.09	161.80	161.80	176.51	176.51	191.22	191.22	205.93	205.93	205.93	205.93
68	101.10	121.32	131.43	141.54	151.65	151.65	166.82	166.82	181.98	181.98	197.15	197.15	212.31	212.31	212.31	212.31
69	104.27	125.12	135.55	145.98	156.41	156.41	172.05	172.05	187.69	187.69	203.33	203.33	218.97	218.97	218.97	218.97

66

Table: Age:	Standard 100%	2 120%	3 130%	4 140%	5 150%	6 150%	7 165%	8 165%	9 180%	10 180%	11 195%	12 195%	13 210%	14 210%	15 210%	16 210%
70	107.61	129.13	139.89	150.65	161.42	161.42	177.56	177.56	193.70	193.70	209.84	209.84	225.98	225.98	225.98	225.98
71	111.12	133.34	144.46	155.57	166.68	166.68	183.35	183.35	200.02	200.02	216.68	216.68	233.35	233.35	233.35	233.35
72	114.83	137.80	149.28	160.76	172.25	172.25	189.47	189.47	206.69	206.69	223.92	223.92	241.14	241.14	241.14	241.14
73	118.67	142.40	154.27	166.14	178.01	178.01	195.81	195.81	213.61	213.61	231.41	231.41	249.21	249.21	249.21	249.21
74	122.70	147.24	159.51	171.78	184.05	184.05	202.46	202.46	220.86	220.86	239.27	239.27	257.67	257.67	257.67	257.67
75	126.96	152.35	165.05	177.74	190.44	190.44	209.48	209.48	228.53	228.53	247.57	247.57	266.62	266.62	266.62	266.62
67

TARGET PREMIUM RATES (per $1,000 of Policy Face Amount) – Female

Table: Age:	Standard 100%	2 120%	3 130%	4 140%	5 150%	6 150%	7 165%	8 165%	9 180%	10 180%	11 195%	12 195%	13 210%	14 210%	15 210%	16 210%
20	17.49	20.99	22.74	24.49	26.24	26.24	28.86	28.86	31.48	31.48	34.11	34.11	36.73	36.73	36.73	36.73
21	18.12	21.74	23.56	25.37	27.18	27.18	29.90	29.90	32.62	32.62	35.33	35.33	38.05	38.05	38.05	38.05
22	18.78	22.54	24.41	26.29	28.17	28.17	30.99	30.99	33.80	33.80	36.62	36.62	39.44	39.44	39.44	39.44
23	19.46	23.35	25.30	27.24	29.19	29.19	32.11	32.11	35.03	35.03	37.95	37.95	40.87	40.87	40.87	40.87
24	20.17	24.20	26.22	28.24	30.26	30.26	33.28	33.28	36.31	36.31	39.33	39.33	42.36	42.36	42.36	42.36
25	20.90	25.08	27.17	29.26	31.35	31.35	34.49	34.49	37.62	37.62	40.76	40.76	43.89	43.89	43.89	43.89
26	21.66	25.99	28.16	30.32	32.49	32.49	35.74	35.74	38.99	38.99	42.24	42.24	45.49	45.49	45.49	45.49
27	22.45	26.94	29.19	31.43	33.68	33.68	37.04	37.04	40.41	40.41	43.78	43.78	47.15	47.15	47.15	47.15
28	23.27	27.92	30.25	32.58	34.91	34.91	38.40	38.40	41.89	41.89	45.38	45.38	48.87	48.87	48.87	48.87
29	24.11	28.93	31.34	33.75	36.17	36.17	39.78	39.78	43.40	43.40	47.01	47.01	50.63	50.63	50.63	50.63
30	24.99	29.99	32.49	34.99	37.49	37.49	41.23	41.23	44.98	44.98	48.73	48.73	52.48	52.48	52.48	52.48
31	25.90	31.08	33.67	36.26	38.85	38.85	42.74	42.74	46.62	46.62	50.51	50.51	54.39	54.39	54.39	54.39
32	26.84	32.21	34.89	37.58	40.26	40.26	44.29	44.29	48.31	48.31	52.34	52.34	56.36	56.36	56.36	56.36
33	27.81	33.37	36.15	38.93	41.72	41.72	45.89	45.89	50.06	50.06	54.23	54.23	58.40	58.40	58.40	58.40
34	28.82	34.58	37.47	40.35	43.23	43.23	47.55	47.55	51.88	51.88	56.20	56.20	60.52	60.52	60.52	60.52
35	29.86	35.83	38.82	41.80	44.79	44.79	49.27	49.27	53.75	53.75	58.23	58.23	62.71	62.71	62.71	62.71
36	30.93	37.12	40.21	43.30	46.40	46.40	51.03	51.03	55.67	55.67	60.31	60.31	64.95	64.95	64.95	64.95
37	32.04	38.45	41.65	44.86	48.06	48.06	52.87	52.87	57.67	57.67	62.48	62.48	67.28	67.28	67.28	67.28
38	33.19	39.83	43.15	46.47	49.79	49.79	54.76	54.76	59.74	59.74	64.72	64.72	69.70	69.70	69.70	69.70
39	34.37	41.24	44.68	48.12	51.56	51.56	56.71	56.71	61.87	61.87	67.02	67.02	72.18	72.18	72.18	72.18
40	35.60	42.72	46.28	49.84	53.40	53.40	58.74	58.74	64.08	64.08	69.42	69.42	74.76	74.76	74.76	74.76
41	36.87	44.24	47.93	51.62	55.31	55.31	60.84	60.84	66.37	66.37	71.90	71.90	77.43	77.43	77.43	77.43
42	38.18	45.82	49.63	53.45	57.27	57.27	63.00	63.00	68.72	68.72	74.45	74.45	80.18	80.18	80.18	80.18
43	39.54	47.45	51.40	55.36	59.31	59.31	65.24	65.24	71.17	71.17	77.10	77.10	83.03	83.03	83.03	83.03
44	40.95	49.14	53.24	57.33	61.43	61.43	67.57	67.57	73.71	73.71	79.85	79.85	86.00	86.00	86.00	86.00
45	42.40	50.88	55.12	59.36	63.60	63.60	69.96	69.96	76.32	76.32	82.68	82.68	89.04	89.04	89.04	89.04
46	43.90	52.68	57.07	61.46	65.85	65.85	72.44	72.44	79.02	79.02	85.61	85.61	92.19	92.19	92.19	92.19
47	45.44	54.53	59.07	63.62	68.16	68.16	74.98	74.98	81.79	81.79	88.61	88.61	95.42	95.42	95.42	95.42
48	47.03	56.44	61.14	65.84	70.55	70.55	77.60	77.60	84.65	84.65	91.71	91.71	98.76	98.76	98.76	98.76
49	48.67	58.40	63.27	68.14	73.01	73.01	80.31	80.31	87.61	87.61	94.91	94.91	102.21	102.21	102.21	102.21
50	50.35	60.42	65.46	70.49	75.53	75.53	83.08	83.08	90.63	90.63	98.18	98.18	105.74	105.74	105.74	105.74
51	52.07	62.48	67.69	72.90	78.11	78.11	85.92	85.92	93.73	93.73	101.54	101.54	109.35	109.35	109.35	109.35
52	53.84	64.61	69.99	75.38	80.76	80.76	88.84	88.84	96.91	96.91	104.99	104.99	113.06	113.06	113.06	113.06
53	55.65	66.78	72.35	77.91	83.48	83.48	91.82	91.82	100.17	100.17	108.52	108.52	116.87	116.87	116.87	116.87
54	57.51	69.01	74.76	80.51	86.27	86.27	94.89	94.89	103.52	103.52	112.14	112.14	120.77	120.77	120.77	120.77
55	59.40	71.28	77.22	83.16	89.10	89.10	98.01	98.01	106.92	106.92	115.83	115.83	124.74	124.74	124.74	124.74
56	61.35	73.62	79.76	85.89	92.03	92.03	101.23	101.23	110.43	110.43	119.63	119.63	128.84	128.84	128.84	128.84
57	63.33	76.00	82.33	88.66	95.00	95.00	104.49	104.49	113.99	113.99	123.49	123.49	132.99	132.99	132.99	132.99
58	65.35	78.42	84.96	91.49	98.03	98.03	107.83	107.83	117.63	117.63	127.43	127.43	137.24	137.24	137.24	137.24
59	67.41	80.89	87.63	94.37	101.12	101.12	111.23	111.23	121.34	121.34	131.45	131.45	141.56	141.56	141.56	141.56
60	69.52	83.42	90.38	97.33	104.28	104.28	114.71	114.71	125.14	125.14	135.56	135.56	145.99	145.99	145.99	145.99
61	71.68	86.02	93.18	100.35	107.52	107.52	118.27	118.27	129.02	129.02	139.78	139.78	150.53	150.53	150.53	150.53
62	73.90	88.68	96.07	103.46	110.85	110.85	121.94	121.94	133.02	133.02	144.11	144.11	155.19	155.19	155.19	155.19
63	76.18	91.42	99.03	106.65	114.27	114.27	125.70	125.70	137.12	137.12	148.55	148.55	159.98	159.98	159.98	159.98
64	78.52	94.22	102.08	109.93	117.78	117.78	129.56	129.56	141.34	141.34	153.11	153.11	164.89	164.89	164.89	164.89
65	80.93	97.12	105.21	113.30	121.40	121.40	133.53	133.53	145.67	145.67	157.81	157.81	169.95	169.95	169.95	169.95
66	83.41	100.09	108.43	116.77	125.12	125.12	137.63	137.63	150.14	150.14	162.65	162.65	175.16	175.16	175.16	175.16
67	85.97	103.16	111.76	120.36	128.96	128.96	141.85	141.85	154.75	154.75	167.64	167.64	180.54	180.54	180.54	180.54
68	88.62	106.34	115.21	124.07	132.93	132.93	146.22	146.22	159.52	159.52	172.81	172.81	186.10	186.10	186.10	186.10
69	91.35	109.62	118.76	127.89	137.03	137.03	150.73	150.73	164.43	164.43	178.13	178.13	191.84	191.84	191.84	191.84
70	94.19	113.03	122.45	131.87	141.29	141.29	155.41	155.41	169.54	169.54	183.67	183.67	197.80	197.80	197.80	197.80
71	97.12	116.54	126.26	135.97	145.68	145.68	160.25	160.25	174.82	174.82	189.38	189.38	203.95	203.95	203.95	203.95
72	100.15	120.18	130.20	140.21	150.23	150.23	165.25	165.25	180.27	180.27	195.29	195.29	210.32	210.32	210.32	210.32
73	103.29	123.95	134.28	144.61	154.94	154.94	170.43	170.43	185.92	185.92	201.42	201.42	216.91	216.91	216.91	216.91
74	106.54	127.85	138.50	149.16	159.81	159.81	175.79	175.79	191.77	191.77	207.75	207.75	223.73	223.73	223.73	223.73
75	109.91	131.89	142.88	153.87	164.87	164.87	181.35	181.35	197.84	197.84	214.32	214.32	230.81	230.81	230.81	230.81

68

TARGET PREMIUM RATES (per $1,000 of Policy Face Amount) – Unisex

Table: Age:	Standard 100%	2 120%	3 130%	4 140%	5 150%	6 150%	7 165%	8 165%	9 180%	10 180%	11 195%	12 195%	13 210%	14 210%	15 210%	16 210%
20	19.86	23.83	25.82	27.80	29.79	29.79	32.77	32.77	35.75	35.75	38.73	38.73	41.71	41.71	41.71	41.71
21	20.53	24.64	26.69	28.74	30.80	30.80	33.87	33.87	36.95	36.95	40.03	40.03	43.11	43.11	43.11	43.11
22	21.23	25.48	27.60	29.72	31.85	31.85	35.03	35.03	38.21	38.21	41.40	41.40	44.58	44.58	44.58	44.58
23	21.95	26.34	28.54	30.73	32.93	32.93	36.22	36.22	39.51	39.51	42.80	42.80	46.10	46.10	46.10	46.10
24	22.69	27.23	29.50	31.77	34.04	34.04	37.44	37.44	40.84	40.84	44.25	44.25	47.65	47.65	47.65	47.65
25	23.47	28.16	30.51	32.86	35.21	35.21	38.73	38.73	42.25	42.25	45.77	45.77	49.29	49.29	49.29	49.29
26	24.28	29.14	31.56	33.99	36.42	36.42	40.06	40.06	43.70	43.70	47.35	47.35	50.99	50.99	50.99	50.99
27	25.11	30.13	32.64	35.15	37.67	37.67	41.43	41.43	45.20	45.20	48.96	48.96	52.73	52.73	52.73	52.73
28	25.97	31.16	33.76	36.36	38.96	38.96	42.85	42.85	46.75	46.75	50.64	50.64	54.54	54.54	54.54	54.54
29	26.86	32.23	34.92	37.60	40.29	40.29	44.32	44.32	48.35	48.35	52.38	52.38	56.41	56.41	56.41	56.41
30	27.80	33.36	36.14	38.92	41.70	41.70	45.87	45.87	50.04	50.04	54.21	54.21	58.38	58.38	58.38	58.38
31	28.77	34.52	37.40	40.28	43.16	43.16	47.47	47.47	51.79	51.79	56.10	56.10	60.42	60.42	60.42	60.42
32	29.78	35.74	38.71	41.69	44.67	44.67	49.14	49.14	53.60	53.60	58.07	58.07	62.54	62.54	62.54	62.54
33	30.83	37.00	40.08	43.16	46.25	46.25	50.87	50.87	55.49	55.49	60.12	60.12	64.74	64.74	64.74	64.74
34	31.93	38.32	41.51	44.70	47.90	47.90	52.68	52.68	57.47	57.47	62.26	62.26	67.05	67.05	67.05	67.05
35	33.07	39.68	42.99	46.30	49.61	49.61	54.57	54.57	59.53	59.53	64.49	64.49	69.45	69.45	69.45	69.45
36	34.25	41.10	44.53	47.95	51.38	51.38	56.51	56.51	61.65	61.65	66.79	66.79	71.93	71.93	71.93	71.93
37	35.47	42.56	46.11	49.66	53.21	53.21	58.53	58.53	63.85	63.85	69.17	69.17	74.49	74.49	74.49	74.49
38	36.74	44.09	47.76	51.44	55.11	55.11	60.62	60.62	66.13	66.13	71.64	71.64	77.15	77.15	77.15	77.15
39	38.04	45.65	49.45	53.26	57.06	57.06	62.77	62.77	68.47	68.47	74.18	74.18	79.88	79.88	79.88	79.88
40	39.40	47.28	51.22	55.16	59.10	59.10	65.01	65.01	70.92	70.92	76.83	76.83	82.74	82.74	82.74	82.74
41	40.80	48.96	53.04	57.12	61.20	61.20	67.32	67.32	73.44	73.44	79.56	79.56	85.68	85.68	85.68	85.68
42	42.24	50.69	54.91	59.14	63.36	63.36	69.70	69.70	76.03	76.03	82.37	82.37	88.70	88.70	88.70	88.70
43	43.74	52.49	56.86	61.24	65.61	65.61	72.17	72.17	78.73	78.73	85.29	85.29	91.85	91.85	91.85	91.85
44	45.27	54.32	58.85	63.38	67.91	67.91	74.70	74.70	81.49	81.49	88.28	88.28	95.07	95.07	95.07	95.07
45	46.85	56.22	60.91	65.59	70.28	70.28	77.30	77.30	84.33	84.33	91.36	91.36	98.39	98.39	98.39	98.39
46	48.46	58.15	63.00	67.84	72.69	72.69	79.96	79.96	87.23	87.23	94.50	94.50	101.77	101.77	101.77	101.77
47	50.12	60.14	65.16	70.17	75.18	75.18	82.70	82.70	90.22	90.22	97.73	97.73	105.25	105.25	105.25	105.25
48	51.83	62.20	67.38	72.56	77.75	77.75	85.52	85.52	93.29	93.29	101.07	101.07	108.84	108.84	108.84	108.84
49	53.59	64.31	69.67	75.03	80.39	80.39	88.42	88.42	96.46	96.46	104.50	104.50	112.54	112.54	112.54	112.54
50	55.42	66.50	72.05	77.59	83.13	83.13	91.44	91.44	99.76	99.76	108.07	108.07	116.38	116.38	116.38	116.38
51	57.32	68.78	74.52	80.25	85.98	85.98	94.58	94.58	103.18	103.18	111.77	111.77	120.37	120.37	120.37	120.37
52	59.28	71.14	77.06	82.99	88.92	88.92	97.81	97.81	106.70	106.70	115.60	115.60	124.49	124.49	124.49	124.49
53	61.30	73.56	79.69	85.82	91.95	91.95	101.15	101.15	110.34	110.34	119.54	119.54	128.73	128.73	128.73	128.73
54	63.37	76.04	82.38	88.72	95.06	95.06	104.56	104.56	114.07	114.07	123.57	123.57	133.08	133.08	133.08	133.08
55	65.50	78.60	85.15	91.70	98.25	98.25	108.08	108.08	117.90	117.90	127.73	127.73	137.55	137.55	137.55	137.55
56	67.66	81.19	87.96	94.72	101.49	101.49	111.64	111.64	121.79	121.79	131.94	131.94	142.09	142.09	142.09	142.09
57	69.87	83.84	90.83	97.82	104.81	104.81	115.29	115.29	125.77	125.77	136.25	136.25	146.73	146.73	146.73	146.73
58	72.13	86.56	93.77	100.98	108.20	108.20	119.01	119.01	129.83	129.83	140.65	140.65	151.47	151.47	151.47	151.47
59	74.47	89.36	96.81	104.26	111.71	111.71	122.88	122.88	134.05	134.05	145.22	145.22	156.39	156.39	156.39	156.39
60	76.89	92.27	99.96	107.65	115.34	115.34	126.87	126.87	138.40	138.40	149.94	149.94	161.47	161.47	161.47	161.47
61	79.39	95.27	103.21	111.15	119.09	119.09	130.99	130.99	142.90	142.90	154.81	154.81	166.72	166.72	166.72	166.72
62	81.96	98.35	106.55	114.74	122.94	122.94	135.23	135.23	147.53	147.53	159.82	159.82	172.12	172.12	172.12	172.12
63	84.57	101.48	109.94	118.40	126.86	126.86	139.54	139.54	152.23	152.23	164.91	164.91	177.60	177.60	177.60	177.60
64	87.23	104.68	113.40	122.12	130.85	130.85	143.93	143.93	157.01	157.01	170.10	170.10	183.18	183.18	183.18	183.18
65	89.93	107.92	116.91	125.90	134.90	134.90	148.38	148.38	161.87	161.87	175.36	175.36	188.85	188.85	188.85	188.85
66	92.69	111.23	120.50	129.77	139.04	139.04	152.94	152.94	166.84	166.84	180.75	180.75	194.65	194.65	194.65	194.65
67	95.52	114.62	124.18	133.73	143.28	143.28	157.61	157.61	171.94	171.94	186.26	186.26	200.59	200.59	200.59	200.59
68	98.46	118.15	128.00	137.84	147.69	147.69	162.46	162.46	177.23	177.23	192.00	192.00	206.77	206.77	206.77	206.77
69	101.52	121.82	131.98	142.13	152.28	152.28	167.51	167.51	182.74	182.74	197.96	197.96	213.19	213.19	213.19	213.19
70	104.73	125.68	136.15	146.62	157.10	157.10	172.80	172.80	188.51	188.51	204.22	204.22	219.93	219.93	219.93	219.93
71	111.63	133.96	145.12	156.28	167.45	167.45	184.19	184.19	200.93	200.93	217.68	217.68	234.42	234.42	234.42	234.42
72	115.27	138.32	149.85	161.38	172.91	172.91	190.20	190.20	207.49	207.49	224.78	224.78	242.07	242.07	242.07	242.07
73	119.08	142.90	154.80	166.71	178.62	178.62	196.48	196.48	214.34	214.34	232.21	232.21	250.07	250.07	250.07	250.07
74	123.09	147.71	160.02	172.33	184.64	184.64	203.10	203.10	221.56	221.56	240.03	240.03	258.49	258.49	258.49	258.49

69

APPENDIX B – APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST)
Guideline Premium/Cash Value Corridor Test

Insured’s Attained Age	Percentage of Surrender Value	Insured’s Attained Age	Percentage of Surrender Value	Insured’s Attained Age	Percentage of Surrender Value
0-40	250.00	53	164.00	66	119.00
41	243.00	54	157.00	67	118.00
42	236.00	55	150.00	68	117.00
43	229.00	56	146.00	69	116.00
44	222.00	57	142.00	70	115.00
45	215.00	58	138.00	71	113.00
46	209.00	59	134.00	72	111.00
47	203.00	60	130.00	73	109.00
48	197.00	61	128.00	74	107.00
49	191.00	62	126.00	75-90	105.00
50	185.00	63	124.00	91	104.00
51	178.00	64	122.00	92	103.00
52	171.00	65	120.00	93	102.00
				94+	101.00

70

Cash Value Accumulation Test (percentage of Surrender Value) – Male

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
0	1569.13%	1295.46%	1203.01%	1127.69%	1064.74%	1011.09%	964.65%	923.93%	887.84%	855.58%	826.50%	800.12%	776.05%	753.97%	733.62%	714.80%
1	1530.15%	1267.24%	1178.38%	1105.94%	1045.37%	993.74%	949.02%	909.80%	875.02%	843.92%	815.87%	790.43%	767.20%	745.88%	726.23%	708.04%
2	1482.94%	1230.32%	1144.91%	1075.27%	1017.04%	967.38%	924.36%	886.62%	853.16%	823.22%	796.23%	771.72%	749.35%	728.82%	709.89%	692.36%
3	1433.47%	1190.72%	1108.62%	1041.68%	985.69%	937.94%	896.57%	860.28%	828.09%	799.29%	773.31%	749.73%	728.20%	708.44%	690.22%	673.35%
4	1383.22%	1149.89%	1070.98%	1006.62%	952.80%	906.89%	867.11%	832.21%	801.25%	773.55%	748.56%	725.88%	705.17%	686.16%	668.63%	652.39%
5	1333.54%	1109.26%	1033.40%	971.53%	919.78%	875.64%	837.39%	803.83%	774.06%	747.42%	723.39%	701.57%	681.65%	663.36%	646.50%	630.88%
6	1285.51%	1069.93%	997.00%	937.52%	887.77%	845.33%	808.55%	776.28%	747.65%	722.03%	698.92%	677.94%	658.78%	641.19%	624.97%	609.94%
7	1239.23%	1032.01%	961.90%	904.73%	856.89%	816.09%	780.73%	749.70%	722.17%	697.53%	675.31%	655.13%	636.70%	619.78%	604.17%	589.72%
8	1194.50%	995.31%	927.92%	872.95%	826.97%	787.74%	753.74%	723.90%	697.43%	673.73%	652.36%	632.95%	615.23%	598.95%	583.94%	570.04%
9	1151.27%	959.81%	895.02%	842.18%	797.97%	760.25%	727.56%	698.87%	673.42%	650.63%	630.08%	611.41%	594.36%	578.71%	564.27%	550.90%
10	1109.62%	925.58%	863.30%	812.50%	770.00%	733.74%	702.31%	674.72%	650.24%	628.33%	608.56%	590.61%	574.22%	559.16%	545.27%	532.41%
11	1069.37%	892.47%	832.60%	783.77%	742.91%	708.04%	677.82%	651.29%	627.76%	606.69%	587.68%	570.41%	554.64%	540.16%	526.80%	514.43%
12	1030.88%	860.84%	803.30%	756.35%	717.07%	683.55%	654.50%	628.99%	606.36%	586.10%	567.82%	551.21%	536.05%	522.12%	509.27%	497.36%
13	994.22%	830.80%	775.49%	730.36%	692.60%	660.37%	632.44%	607.91%	586.15%	566.67%	549.09%	533.12%	518.53%	505.13%	492.77%	481.32%
14	959.26%	802.20%	749.04%	705.66%	669.36%	638.38%	611.53%	587.95%	567.02%	548.29%	531.38%	516.02%	501.99%	489.10%	477.21%	466.20%
15	926.02%	775.10%	724.01%	682.32%	647.43%	617.65%	591.83%	569.16%	549.04%	531.03%	514.77%	500.00%	486.50%	474.11%	462.67%	452.07%
16	894.82%	749.82%	700.73%	660.67%	627.14%	598.52%	573.70%	551.91%	532.56%	515.24%	499.61%	485.40%	472.42%	460.50%	449.49%	439.30%
17	865.39%	726.11%	678.95%	640.46%	608.24%	580.74%	556.89%	535.94%	517.35%	500.69%	485.66%	472.00%	459.52%	448.05%	437.46%	427.65%
18	837.56%	703.81%	658.52%	621.55%	590.60%	564.18%	541.26%	521.13%	503.26%	487.26%	472.80%	459.67%	447.67%	436.64%	426.46%	417.02%
19	810.85%	682.43%	638.94%	603.44%	573.71%	548.33%	526.32%	506.98%	489.81%	474.43%	460.54%	447.92%	436.38%	425.78%	415.99%	406.92%
20	785.02%	661.73%	619.97%	585.89%	557.34%	532.97%	511.83%	493.26%	476.77%	461.99%	448.65%	436.52%	425.44%	415.25%	405.84%	397.12%
21	759.92%	641.57%	601.48%	568.76%	541.36%	517.96%	497.66%	479.83%	463.99%	449.80%	436.99%	425.34%	414.69%	404.90%	395.86%	387.48%
22	735.44%	621.83%	583.36%	551.95%	525.65%	503.18%	483.70%	466.58%	451.37%	437.74%	425.44%	414.25%	404.03%	394.62%	385.94%	377.89%
23	711.67%	602.62%	565.70%	535.55%	510.31%	488.75%	470.04%	453.61%	439.01%	425.93%	414.12%	403.38%	393.56%	384.53%	376.20%	368.47%
24	688.55%	583.88%	548.44%	519.51%	495.29%	474.60%	456.65%	440.87%	426.87%	414.31%	402.98%	392.67%	383.24%	374.58%	366.58%	359.16%
25	666.09%	565.64%	531.63%	503.87%	480.63%	460.77%	443.55%	428.42%	414.98%	402.93%	392.05%	382.16%	373.12%	364.80%	357.12%	350.00%
26	644.29%	547.89%	515.26%	488.62%	466.32%	447.27%	430.75%	416.23%	403.34%	391.78%	381.34%	371.85%	363.18%	355.20%	347.83%	341.00%
27	623.22%	530.72%	499.42%	473.86%	452.47%	434.20%	418.35%	404.42%	392.06%	380.97%	370.96%	361.86%	353.54%	345.89%	338.82%	332.27%
28	602.86%	514.11%	484.08%	459.57%	439.05%	421.53%	406.33%	392.97%	381.11%	370.49%	360.89%	352.16%	344.19%	336.85%	330.08%	323.80%
29	583.03%	497.88%	469.07%	445.56%	425.88%	409.07%	394.50%	381.70%	370.33%	360.14%	350.94%	342.57%	334.92%	327.89%	321.40%	315.38%
30	563.67%	481.96%	454.32%	431.77%	412.90%	396.79%	382.81%	370.53%	359.63%	349.86%	341.04%	333.03%	325.70%	318.96%	312.73%	306.96%
31	544.80%	466.40%	439.89%	418.26%	400.16%	384.70%	371.30%	359.53%	349.08%	339.72%	331.26%	323.58%	316.55%	310.09%	304.13%	298.60%
32	526.44%	451.20%	425.76%	405.02%	387.66%	372.84%	359.99%	348.70%	338.68%	329.70%	321.60%	314.23%	307.50%	301.31%	295.59%	290.29%
33	508.58%	436.38%	411.98%	392.08%	375.43%	361.22%	348.89%	338.07%	328.46%	319.86%	312.09%	305.03%	298.57%	292.64%	287.17%	282.09%
34	491.28%	421.99%	398.58%	379.49%	363.52%	349.89%	338.07%	327.69%	318.48%	310.24%	302.79%	296.02%	289.84%	284.15%	278.90%	274.04%
35	474.52%	408.03%	385.57%	367.26%	351.94%	338.87%	327.54%	317.59%	308.76%	300.85%	293.71%	287.23%	281.30%	275.85%	270.83%	266.16%
36	458.30%	394.49%	372.94%	355.37%	340.68%	328.15%	317.28%	307.74%	299.28%	291.70%	284.86%	278.64%	272.96%	267.74%	262.93%	258.46%

71

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
37	442.66%	381.42%	360.75%	343.90%	329.81%	317.79%	307.37%	298.23%	290.11%	282.85%	276.29%	270.34%	264.89%	259.89%	255.28%	251.00%
38	427.55%	368.79%	348.96%	332.79%	319.28%	307.76%	297.77%	289.00%	281.23%	274.26%	267.98%	262.27%	257.06%	252.27%	247.85%	243.75%
39	413.01%	356.62%	337.60%	322.10%	309.14%	298.09%	288.52%	280.12%	272.66%	265.99%	259.97%	254.50%	249.51%	244.92%	240.68%	236.76%
40	399.00%	344.90%	326.65%	311.79%	299.37%	288.77%	279.60%	271.54%	264.40%	258.01%	252.24%	247.00%	242.22%	237.82%	233.77%	230.02%
41	385.51%	333.61%	316.11%	301.86%	289.94%	279.79%	270.99%	263.28%	256.43%	250.31%	244.79%	239.77%	235.19%	230.98%	227.10%	223.50%
42	372.54%	322.75%	305.97%	292.30%	280.89%	271.15%	262.73%	255.33%	248.78%	242.91%	237.62%	232.82%	228.43%	224.40%	220.69%	217.24%
43	360.09%	312.33%	296.24%	283.14%	272.20%	262.87%	254.80%	247.72%	241.44%	235.82%	230.75%	226.15%	221.96%	218.10%	214.55%	211.25%
44	348.13%	302.34%	286.91%	274.36%	263.87%	254.94%	247.20%	240.42%	234.41%	229.03%	224.18%	219.78%	215.76%	212.07%	208.67%	205.52%
45	336.69%	292.78%	277.99%	265.96%	255.92%	247.36%	239.95%	233.46%	227.71%	222.56%	217.92%	213.71%	209.86%	206.34%	203.08%	200.07%
46	325.73%	283.63%	269.47%	257.94%	248.32%	240.13%	233.04%	226.83%	221.32%	216.39%	211.96%	207.93%	204.25%	200.88%	197.77%	194.90%
47	315.22%	274.86%	261.29%	250.26%	241.04%	233.20%	226.42%	220.47%	215.20%	210.49%	206.25%	202.40%	198.89%	195.67%	192.70%	189.95%
48	305.12%	266.45%	253.45%	242.88%	234.07%	226.56%	220.07%	214.38%	209.35%	204.84%	200.79%	197.11%	193.75%	190.67%	187.84%	185.21%
49	295.35%	258.29%	245.85%	235.73%	227.29%	220.11%	213.90%	208.46%	203.64%	199.34%	195.46%	191.94%	188.74%	185.80%	183.09%	180.59%
50	285.91%	250.40%	238.48%	228.79%	220.71%	213.84%	207.90%	202.70%	198.09%	193.98%	190.28%	186.92%	183.86%	181.05%	178.46%	176.07%
51	276.80%	242.77%	231.35%	222.08%	214.35%	207.78%	202.10%	197.12%	192.72%	188.79%	185.25%	182.04%	179.12%	176.44%	173.97%	171.69%
52	268.02%	235.43%	224.49%	215.62%	208.22%	201.93%	196.50%	191.75%	187.54%	183.78%	180.40%	177.34%	174.55%	171.99%	169.64%	167.46%
53	259.61%	228.39%	217.92%	209.43%	202.36%	196.34%	191.15%	186.60%	182.59%	179.00%	175.77%	172.85%	170.18%	167.74%	165.49%	163.42%
54	251.56%	221.65%	211.64%	203.51%	196.75%	191.00%	186.03%	181.69%	177.85%	174.43%	171.35%	168.55%	166.01%	163.68%	161.54%	159.56%
55	243.86%	215.23%	205.65%	197.88%	191.41%	185.91%	181.17%	177.03%	173.36%	170.09%	167.15%	164.49%	162.06%	159.84%	157.80%	155.92%
56	236.52%	209.12%	199.96%	192.53%	186.35%	181.10%	176.57%	172.61%	169.11%	166.00%	163.19%	160.65%	158.34%	156.23%	154.28%	152.49%
57	229.52%	203.30%	194.54%	187.44%	181.54%	176.53%	172.21%	168.43%	165.10%	162.12%	159.45%	157.03%	154.83%	152.82%	150.96%	149.26%
58	222.84%	197.76%	189.39%	182.61%	176.97%	172.19%	168.07%	164.47%	161.29%	158.45%	155.91%	153.61%	151.51%	149.59%	147.83%	146.21%
59	216.41%	192.43%	184.43%	177.95%	172.57%	168.01%	164.08%	160.65%	157.62%	154.92%	152.49%	150.30%	148.31%	146.48%	144.81%	143.26%
60	210.23%	187.30%	179.66%	173.48%	168.34%	163.99%	160.24%	156.97%	154.09%	151.52%	149.21%	147.12%	145.23%	143.49%	141.90%	140.43%
61	204.30%	182.38%	175.09%	169.19%	164.29%	160.15%	156.57%	153.46%	150.71%	148.26%	146.07%	144.08%	142.28%	140.63%	139.12%	137.72%
62	198.65%	177.71%	170.74%	165.12%	160.45%	156.50%	153.09%	150.13%	147.51%	145.18%	143.10%	141.21%	139.50%	137.93%	136.49%	135.17%
63	193.28%	173.28%	166.64%	161.27%	156.83%	153.06%	149.82%	147.00%	144.51%	142.30%	140.32%	138.52%	136.90%	135.41%	134.05%	132.79%
64	188.19%	169.10%	162.77%	157.66%	153.42%	149.84%	146.76%	144.08%	141.71%	139.61%	137.73%	136.03%	134.48%	133.07%	131.78%	130.59%
65	183.35%	165.14%	159.11%	154.24%	150.21%	146.81%	143.88%	141.33%	139.09%	137.09%	135.30%	133.69%	132.23%	130.89%	129.67%	128.54%
66	178.74%	161.38%	155.64%	151.01%	147.18%	143.94%	141.16%	138.75%	136.62%	134.73%	133.03%	131.51%	130.12%	128.86%	127.70%	126.63%
67	174.34%	157.79%	152.33%	147.93%	144.29%	141.22%	138.58%	136.29%	134.28%	132.49%	130.88%	129.44%	128.13%	126.93%	125.84%	124.83%
68	170.11%	154.35%	149.15%	144.97%	141.52%	138.61%	136.11%	133.94%	132.03%	130.34%	128.82%	127.46%	126.22%	125.09%	124.06%	123.11%
69	166.04%	151.04%	146.10%	142.14%	138.86%	136.10%	133.74%	131.69%	129.88%	128.28%	126.85%	125.56%	124.39%	123.33%	122.36%	121.46%
70	162.12%	147.85%	143.16%	139.39%	136.29%	133.68%	131.44%	129.50%	127.80%	126.29%	124.94%	123.72%	122.62%	121.62%	120.70%	119.86%
71	158.36%	144.78%	140.33%	136.76%	133.82%	131.35%	129.24%	127.40%	125.79%	124.37%	123.10%	121.95%	120.92%	119.97%	119.11%	118.32%
72	154.74%	141.83%	137.61%	134.23%	131.45%	129.11%	127.12%	125.39%	123.87%	122.53%	121.33%	120.25%	119.28%	118.39%	117.58%	116.84%
73	151.32%	139.06%	135.06%	131.86%	129.23%	127.02%	125.14%	123.50%	122.07%	120.81%	119.68%	118.67%	117.76%	116.93%	116.17%	115.47%
74	148.07%	136.43%	132.64%	129.61%	127.13%	125.04%	123.27%	121.73%	120.39%	119.20%	118.14%	117.19%	116.33%	115.56%	114.84%	114.19%
75	144.97%	133.92%	130.33%	127.47%	125.13%	123.17%	121.49%	120.05%	118.79%	117.67%	116.68%	115.79%	114.99%	114.26%	113.59%	112.98%

72

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
76	142.02%	131.53%	128.14%	125.44%	123.23%	121.38%	119.81%	118.45%	117.27%	116.22%	115.29%	114.46%	113.71%	113.03%	112.41%	111.84%
77	139.20%	129.26%	126.05%	123.50%	121.42%	119.68%	118.20%	116.93%	115.82%	114.84%	113.97%	113.19%	112.49%	111.85%	111.27%	110.74%
78	136.52%	127.10%	124.07%	121.66%	119.70%	118.07%	116.68%	115.48%	114.44%	113.53%	112.71%	111.99%	111.33%	110.74%	110.20%	109.71%
79	133.99%	125.07%	122.20%	119.94%	118.09%	116.55%	115.25%	114.13%	113.16%	112.30%	111.54%	110.86%	110.25%	109.70%	109.20%	108.74%
80	131.61%	123.17%	120.47%	118.33%	116.60%	115.15%	113.93%	112.88%	111.97%	111.17%	110.46%	109.83%	109.26%	108.74%	108.28%	107.85%
81	129.39%	121.40%	118.85%	116.84%	115.21%	113.85%	112.71%	111.72%	110.87%	110.12%	109.46%	108.87%	108.34%	107.86%	107.43%	107.03%
82	127.31%	119.76%	117.36%	115.47%	113.93%	112.66%	111.59%	110.67%	109.87%	109.18%	108.56%	108.01%	107.52%	107.07%	106.67%	106.30%
83	125.37%	118.23%	115.97%	114.19%	112.75%	111.56%	110.55%	109.69%	108.95%	108.30%	107.73%	107.22%	106.76%	106.34%	105.97%	105.63%
84	123.54%	116.80%	114.66%	112.99%	111.64%	110.52%	109.58%	108.78%	108.09%	107.48%	106.95%	106.47%	106.05%	105.67%	105.32%	105.00%
85	121.83%	115.46%	113.45%	111.87%	110.60%	109.56%	108.68%	107.93%	107.29%	106.72%	106.23%	105.78%	105.39%	105.03%	104.71%	104.42%
86	120.23%	114.22%	112.32%	110.84%	109.65%	108.67%	107.85%	107.15%	106.55%	106.02%	105.56%	105.15%	104.78%	104.45%	104.15%	103.88%
87	118.75%	113.08%	111.29%	109.90%	108.78%	107.86%	107.09%	106.43%	105.87%	105.38%	104.95%	104.57%	104.23%	103.92%	103.64%	103.39%
88	117.39%	112.05%	110.36%	109.04%	107.99%	107.12%	106.40%	105.79%	105.26%	104.80%	104.40%	104.05%	103.73%	103.44%	103.19%	102.95%
89	116.14%	111.11%	109.52%	108.27%	107.28%	106.46%	105.79%	105.21%	104.72%	104.29%	103.91%	103.58%	103.28%	103.02%	102.78%	102.56%
90	114.98%	110.27%	108.76%	107.59%	106.65%	105.88%	105.24%	104.70%	104.24%	103.83%	103.48%	103.17%	102.89%	102.64%	102.42%	102.22%
91	113.92%	109.52%	108.10%	106.99%	106.11%	105.38%	104.78%	104.27%	103.83%	103.45%	103.12%	102.83%	102.56%	102.33%	102.13%	101.97%
92	112.89%	108.82%	107.49%	106.44%	105.60%	104.92%	104.35%	103.87%	103.46%	103.10%	102.79%	102.51%	102.27%	102.05%	101.97%	101.00%
93	111.89%	108.16%	106.91%	105.93%	105.14%	104.49%	103.95%	103.50%	103.11%	102.78%	102.48%	102.23%	102.00%	101.97%	101.00%	101.00%
94	110.88%	107.53%	106.38%	105.45%	104.71%	104.10%	103.59%	103.16%	102.79%	102.48%	102.20%	101.97%	101.97%	101.00%	101.00%	101.00%
95	109.83%	106.91%	105.87%	105.01%	104.32%	103.74%	103.26%	102.85%	102.50%	102.20%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%
96	108.68%	106.29%	105.38%	104.61%	103.97%	103.43%	102.98%	102.59%	102.26%	101.98%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
97	107.33%	105.55%	104.82%	104.18%	103.61%	103.13%	102.71%	102.34%	102.03%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
98	105.61%	104.55%	104.06%	103.61%	103.19%	102.80%	102.44%	102.11%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
99	103.30%	102.95%	102.78%	102.61%	102.44%	102.26%	102.09%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
100	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
101	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
102	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
103	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
104	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
105	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
106	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
107	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
108	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
109	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
110	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
111	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
112	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
113	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
114	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
73

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
115	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
116	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
117	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
118	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
119	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
120	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%

74

Cash Value Accumulation Test (percentage of Surrender Value) – Female

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
0	1871.18%	1550.58%	1442.06%	1353.71%	1279.93%	1217.10%	1162.74%	1115.10%	1072.89%	1035.14%	1001.13%	970.28%	942.11%	916.27%	892.44%	870.39%
1	1814.33%	1506.36%	1402.09%	1317.18%	1246.26%	1185.87%	1133.61%	1087.79%	1047.20%	1010.90%	978.18%	948.49%	921.39%	896.52%	873.59%	852.36%
2	1754.86%	1458.98%	1358.78%	1277.18%	1209.02%	1150.97%	1100.73%	1056.69%	1017.66%	982.76%	951.30%	922.75%	896.69%	872.77%	850.71%	830.29%
3	1694.51%	1410.18%	1313.89%	1235.46%	1169.96%	1114.16%	1065.87%	1023.53%	986.01%	952.46%	922.21%	894.76%	869.70%	846.70%	825.49%	805.85%
4	1634.44%	1361.19%	1268.64%	1193.25%	1130.29%	1076.65%	1030.23%	989.53%	953.46%	921.21%	892.13%	865.73%	841.64%	819.52%	799.13%	780.25%
5	1576.08%	1313.46%	1224.50%	1152.05%	1091.52%	1039.97%	995.34%	956.22%	921.55%	890.54%	862.58%	837.21%	814.04%	792.78%	773.17%	755.01%
6	1519.42%	1267.00%	1181.50%	1111.86%	1053.68%	1004.12%	961.23%	923.62%	890.29%	860.48%	833.60%	809.21%	786.94%	766.49%	747.64%	730.19%
7	1464.64%	1222.04%	1139.86%	1072.92%	1017.00%	969.37%	928.13%	891.98%	859.94%	831.28%	805.44%	781.99%	760.58%	740.93%	722.80%	706.02%
8	1412.28%	1179.12%	1100.14%	1035.80%	982.05%	936.27%	896.63%	861.89%	831.09%	803.54%	778.70%	756.16%	735.57%	716.68%	699.25%	683.12%
9	1361.63%	1137.56%	1061.65%	999.81%	948.15%	904.14%	866.05%	832.65%	803.04%	776.56%	752.69%	731.02%	711.23%	693.07%	676.32%	660.80%
10	1312.67%	1097.32%	1024.36%	964.92%	915.27%	872.97%	836.36%	804.26%	775.80%	750.34%	727.40%	706.56%	687.54%	670.08%	653.98%	639.07%
11	1265.49%	1058.52%	988.40%	931.28%	883.56%	842.90%	807.71%	776.86%	749.50%	725.04%	702.98%	682.96%	664.67%	647.89%	632.41%	618.07%
12	1220.02%	1021.12%	953.73%	898.83%	852.96%	813.89%	780.06%	750.41%	724.12%	700.60%	679.40%	660.15%	642.58%	626.44%	611.56%	597.78%
13	1176.58%	985.44%	920.68%	867.92%	823.84%	786.29%	753.79%	725.28%	700.02%	677.41%	657.04%	638.54%	621.65%	606.14%	591.84%	578.60%
14	1134.91%	951.25%	889.02%	838.32%	795.96%	759.88%	728.64%	701.25%	676.97%	655.25%	635.66%	617.89%	601.65%	586.75%	573.01%	560.28%
15	1094.92%	918.45%	858.65%	809.94%	769.24%	734.56%	704.55%	678.23%	654.90%	634.02%	615.20%	598.12%	582.52%	568.20%	554.99%	542.76%
16	1056.41%	886.86%	829.40%	782.59%	743.49%	710.17%	681.33%	656.04%	633.62%	613.56%	595.48%	579.07%	564.08%	550.32%	537.62%	525.87%
17	1019.50%	856.61%	801.41%	756.43%	718.86%	686.85%	659.14%	634.85%	613.31%	594.04%	576.67%	560.90%	546.49%	533.27%	521.08%	509.78%
18	983.92%	827.43%	774.40%	731.19%	695.10%	664.35%	637.73%	614.38%	593.69%	575.18%	558.49%	543.34%	529.50%	516.80%	505.09%	494.24%
19	949.61%	799.27%	748.33%	706.82%	672.15%	642.61%	617.04%	594.61%	574.73%	556.95%	540.92%	526.37%	513.08%	500.87%	489.62%	479.20%
20	916.60%	772.18%	723.24%	683.37%	650.06%	621.69%	597.12%	575.59%	556.49%	539.41%	524.01%	510.03%	497.27%	485.55%	474.74%	464.73%
21	884.67%	745.94%	698.93%	660.63%	628.64%	601.38%	577.79%	557.10%	538.76%	522.36%	507.57%	494.14%	481.88%	470.63%	460.25%	450.63%
22	853.79%	720.53%	675.37%	638.58%	607.85%	581.67%	559.01%	539.14%	521.53%	505.78%	491.57%	478.68%	466.90%	456.10%	446.13%	436.89%
23	823.99%	695.98%	652.61%	617.27%	587.76%	562.61%	540.85%	521.77%	504.85%	489.72%	476.08%	463.70%	452.39%	442.01%	432.44%	423.58%
24	795.11%	672.15%	630.49%	596.55%	568.20%	544.05%	523.15%	504.82%	488.58%	474.05%	460.95%	449.06%	438.20%	428.23%	419.04%	410.53%
25	767.25%	649.13%	609.11%	576.52%	549.29%	526.10%	506.02%	488.42%	472.82%	458.87%	446.29%	434.87%	424.45%	414.88%	406.05%	397.88%
26	740.35%	626.89%	588.46%	557.15%	531.00%	508.72%	489.44%	472.54%	457.56%	444.16%	432.08%	421.12%	411.11%	401.92%	393.45%	385.61%
27	714.38%	605.40%	568.48%	538.41%	513.30%	491.91%	473.39%	457.16%	442.78%	429.91%	418.32%	407.79%	398.18%	389.36%	381.23%	373.69%
28	689.39%	584.72%	549.26%	520.38%	496.26%	475.72%	457.94%	442.36%	428.55%	416.19%	405.06%	394.96%	385.73%	377.26%	369.45%	362.23%
29	665.29%	564.76%	530.70%	502.97%	479.81%	460.08%	443.01%	428.05%	414.79%	402.93%	392.24%	382.54%	373.69%	365.56%	358.06%	351.13%
30	642.04%	545.49%	512.78%	486.15%	463.91%	444.97%	428.58%	414.21%	401.48%	390.10%	379.84%	370.53%	362.03%	354.23%	347.03%	340.37%
31	619.58%	526.85%	495.44%	469.86%	448.51%	430.32%	414.58%	400.79%	388.57%	377.64%	367.79%	358.85%	350.69%	343.21%	336.30%	329.91%
32	597.97%	508.91%	478.75%	454.19%	433.68%	416.22%	401.11%	387.87%	376.14%	365.65%	356.19%	347.62%	339.79%	332.60%	325.98%	319.84%
33	577.13%	491.61%	462.64%	439.06%	419.37%	402.60%	388.10%	375.39%	364.13%	354.06%	344.98%	336.75%	329.24%	322.34%	315.99%	310.10%
34	557.07%	474.93%	447.12%	424.48%	405.57%	389.48%	375.55%	363.35%	352.54%	342.88%	334.17%	326.27%	319.06%	312.45%	306.35%	300.70%
35	537.75%	458.88%	432.18%	410.44%	392.29%	376.84%	363.48%	351.76%	341.39%	332.12%	323.76%	316.18%	309.26%	302.91%	297.06%	291.65%
36	519.22%	443.50%	417.86%	396.99%	379.57%	364.74%	351.91%	340.67%	330.72%	321.82%	313.80%	306.53%	299.89%	293.80%	288.19%	283.00%
37	501.37%	428.66%	404.05%	384.01%	367.29%	353.06%	340.75%	329.96%	320.41%	311.87%	304.18%	297.20%	290.84%	285.00%	279.62%	274.64%
38	484.19%	414.39%	390.76%	371.53%	355.48%	341.82%	330.01%	319.66%	310.49%	302.30%	294.93%	288.23%	282.13%	276.53%	271.37%	266.59%
39	467.62%	400.61%	377.93%	359.47%	344.06%	330.96%	319.62%	309.69%	300.90%	293.04%	285.97%	279.55%	273.69%	268.32%	263.38%	258.80%

75

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
40	451.63%	387.30%	365.52%	347.81%	333.03%	320.45%	309.57%	300.05%	291.61%	284.07%	277.29%	271.13%	265.52%	260.37%	255.62%	251.23%
41	436.21%	374.45%	353.55%	336.55%	322.36%	310.29%	299.85%	290.72%	282.63%	275.40%	268.89%	262.98%	257.60%	252.66%	248.12%	243.91%
42	421.34%	362.05%	341.99%	325.67%	312.06%	300.48%	290.47%	281.70%	273.94%	267.01%	260.77%	255.10%	249.94%	245.21%	240.85%	236.82%
43	407.02%	350.11%	330.86%	315.20%	302.14%	291.03%	281.42%	273.01%	265.57%	258.92%	252.93%	247.51%	242.56%	238.02%	233.84%	229.98%
44	393.24%	338.62%	320.14%	305.11%	292.58%	281.92%	272.71%	264.64%	257.50%	251.13%	245.38%	240.18%	235.44%	231.09%	227.08%	223.38%
45	379.99%	327.56%	309.83%	295.41%	283.39%	273.16%	264.32%	256.59%	249.74%	243.62%	238.12%	233.13%	228.58%	224.42%	220.58%	217.03%
46	367.25%	316.93%	299.92%	286.09%	274.55%	264.74%	256.26%	248.85%	242.28%	236.42%	231.14%	226.36%	222.00%	218.01%	214.33%	210.93%
47	355.02%	306.74%	290.41%	277.14%	266.08%	256.67%	248.54%	241.43%	235.13%	229.51%	224.45%	219.87%	215.69%	211.87%	208.34%	205.08%
48	343.31%	296.98%	281.32%	268.59%	257.97%	248.95%	241.16%	234.34%	228.30%	222.92%	218.07%	213.68%	209.68%	206.01%	202.63%	199.51%
49	332.07%	287.63%	272.60%	260.39%	250.22%	241.57%	234.09%	227.56%	221.77%	216.61%	211.97%	207.76%	203.92%	200.41%	197.18%	194.19%
50	321.32%	278.69%	264.28%	252.57%	242.82%	234.52%	227.36%	221.09%	215.55%	210.61%	206.16%	202.13%	198.45%	195.09%	191.99%	189.13%
51	311.03%	270.14%	256.33%	245.10%	235.75%	227.80%	220.94%	214.93%	209.62%	204.88%	200.62%	196.76%	193.25%	190.02%	187.06%	184.32%
52	301.18%	261.97%	248.73%	237.97%	229.00%	221.39%	214.81%	209.06%	203.97%	199.44%	195.35%	191.66%	188.29%	185.21%	182.37%	179.75%
53	291.76%	254.18%	241.48%	231.17%	222.58%	215.28%	208.98%	203.48%	198.61%	194.26%	190.35%	186.82%	183.59%	180.64%	177.93%	175.42%
54	282.76%	246.74%	234.57%	224.69%	216.46%	209.47%	203.44%	198.17%	193.50%	189.35%	185.61%	182.22%	179.14%	176.31%	173.72%	171.32%
55	274.15%	239.63%	227.97%	218.51%	210.63%	203.93%	198.16%	193.11%	188.65%	184.67%	181.09%	177.85%	174.90%	172.20%	169.72%	167.43%
56	265.90%	232.83%	221.67%	212.61%	205.06%	198.66%	193.13%	188.30%	184.03%	180.22%	176.80%	173.70%	170.89%	168.30%	165.93%	163.74%
57	258.03%	226.35%	215.66%	206.99%	199.77%	193.64%	188.35%	183.73%	179.65%	176.01%	172.74%	169.78%	167.08%	164.61%	162.35%	160.25%
58	250.49%	220.16%	209.93%	201.63%	194.72%	188.86%	183.80%	179.38%	175.48%	172.00%	168.88%	166.05%	163.47%	161.12%	158.95%	156.95%
59	243.28%	214.25%	204.46%	196.52%	189.91%	184.31%	179.48%	175.25%	171.53%	168.20%	165.22%	162.52%	160.06%	157.81%	155.74%	153.84%
60	236.36%	208.59%	199.22%	191.63%	185.31%	179.96%	175.34%	171.30%	167.74%	164.57%	161.72%	159.14%	156.80%	154.65%	152.68%	150.86%
61	229.72%	203.15%	194.19%	186.93%	180.90%	175.78%	171.37%	167.52%	164.12%	161.09%	158.38%	155.92%	153.68%	151.64%	149.76%	148.02%
62	223.33%	197.92%	189.37%	182.43%	176.66%	171.78%	167.57%	163.89%	160.65%	157.76%	155.17%	152.83%	150.70%	148.75%	146.96%	145.31%
63	217.19%	192.91%	184.73%	178.10%	172.60%	167.93%	163.92%	160.41%	157.32%	154.57%	152.10%	149.87%	147.84%	145.98%	144.28%	142.70%
64	211.28%	188.08%	180.27%	173.94%	168.69%	164.24%	160.41%	157.07%	154.12%	151.50%	149.15%	147.02%	145.09%	143.32%	141.70%	140.21%
65	205.60%	183.43%	175.97%	169.94%	164.93%	160.69%	157.04%	153.85%	151.05%	148.55%	146.31%	144.29%	142.45%	140.77%	139.23%	137.81%
66	200.13%	178.96%	171.85%	166.09%	161.31%	157.27%	153.79%	150.76%	148.09%	145.72%	143.59%	141.66%	139.92%	138.32%	136.86%	135.51%
67	194.87%	174.67%	167.88%	162.39%	157.84%	153.99%	150.68%	147.79%	145.25%	142.99%	140.97%	139.14%	137.48%	135.97%	134.58%	133.30%
68	189.81%	170.53%	164.06%	158.83%	154.50%	150.83%	147.68%	144.94%	142.53%	140.38%	138.46%	136.72%	135.15%	133.71%	132.39%	131.18%
69	184.95%	166.57%	160.40%	155.41%	151.29%	147.80%	144.81%	142.20%	139.91%	137.87%	136.05%	134.40%	132.91%	131.55%	130.30%	129.15%
70	180.27%	162.75%	156.88%	152.13%	148.21%	144.89%	142.05%	139.57%	137.40%	135.47%	133.74%	132.18%	130.76%	129.47%	128.29%	127.20%
71	175.79%	159.10%	153.50%	148.99%	145.26%	142.11%	139.41%	137.06%	135.00%	133.16%	131.52%	130.05%	128.71%	127.49%	126.37%	125.34%
72	171.49%	155.60%	150.28%	145.99%	142.44%	139.45%	136.89%	134.66%	132.71%	130.97%	129.42%	128.02%	126.76%	125.60%	124.55%	123.57%
73	167.38%	152.26%	147.20%	143.12%	139.75%	136.92%	134.49%	132.38%	130.53%	128.89%	127.42%	126.10%	124.90%	123.81%	122.82%	121.90%
74	163.44%	149.06%	144.25%	140.38%	137.19%	134.50%	132.20%	130.21%	128.45%	126.90%	125.52%	124.27%	123.14%	122.11%	121.17%	120.31%
75	159.67%	146.01%	141.45%	137.77%	134.75%	132.20%	130.02%	128.14%	126.48%	125.02%	123.71%	122.53%	121.47%	120.50%	119.62%	118.80%
76	156.07%	143.09%	138.76%	135.28%	132.41%	130.00%	127.95%	126.16%	124.60%	123.22%	121.99%	120.88%	119.88%	118.97%	118.14%	117.37%
77	152.61%	140.31%	136.20%	132.90%	130.19%	127.91%	125.97%	124.28%	122.81%	121.51%	120.35%	119.31%	118.37%	117.51%	116.73%	116.02%
78	149.31%	137.64%	133.75%	130.63%	128.06%	125.91%	124.07%	122.49%	121.10%	119.88%	118.79%	117.81%	116.93%	116.13%	115.39%	114.72%
79	146.14%	135.09%	131.40%	128.45%	126.03%	124.00%	122.27%	120.77%	119.47%	118.32%	117.30%	116.38%	115.55%	114.80%	114.11%	113.49%
80	143.10%	132.65%	129.16%	126.37%	124.08%	122.16%	120.53%	119.13%	117.90%	116.82%	115.86%	115.00%	114.23%	113.52%	112.88%	112.30%
81	140.19%	130.30%	127.01%	124.37%	122.21%	120.40%	118.86%	117.54%	116.39%	115.37%	114.47%	113.67%	112.94%	112.28%	111.68%	111.14%

76

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
82	137.46%	128.12%	125.01%	122.52%	120.47%	118.77%	117.33%	116.08%	115.00%	114.05%	113.20%	112.45%	111.77%	111.15%	110.59%	110.08%
83	134.91%	126.10%	123.16%	120.81%	118.88%	117.28%	115.92%	114.75%	113.73%	112.84%	112.05%	111.34%	110.71%	110.13%	109.61%	109.13%
84	132.49%	124.20%	121.43%	119.21%	117.40%	115.89%	114.61%	113.51%	112.56%	111.72%	110.98%	110.32%	109.72%	109.19%	108.70%	108.26%
85	130.20%	122.42%	119.80%	117.72%	116.01%	114.59%	113.39%	112.36%	111.46%	110.68%	109.99%	109.37%	108.82%	108.32%	107.86%	107.45%
86	128.04%	120.75%	118.30%	116.33%	114.73%	113.39%	112.26%	111.30%	110.46%	109.73%	109.08%	108.50%	107.98%	107.52%	107.10%	106.71%
87	125.96%	119.14%	116.83%	114.99%	113.48%	112.22%	111.16%	110.25%	109.46%	108.78%	108.17%	107.63%	107.14%	106.71%	106.31%	105.96%
88	124.03%	117.68%	115.52%	113.79%	112.37%	111.19%	110.19%	109.33%	108.59%	107.95%	107.37%	106.87%	106.41%	106.00%	105.63%	105.30%
89	122.23%	116.36%	114.34%	112.72%	111.39%	110.28%	109.34%	108.54%	107.84%	107.23%	106.69%	106.21%	105.79%	105.40%	105.05%	104.74%
90	120.55%	115.16%	113.29%	111.78%	110.54%	109.50%	108.63%	107.87%	107.22%	106.65%	106.15%	105.70%	105.29%	104.93%	104.60%	104.30%
91	118.92%	114.03%	112.32%	110.92%	109.77%	108.82%	108.00%	107.31%	106.70%	106.17%	105.71%	105.29%	104.92%	104.58%	104.28%	104.00%
92	117.17%	112.78%	111.22%	109.94%	108.88%	107.99%	107.25%	106.60%	106.05%	105.56%	105.13%	104.75%	104.41%	104.10%	103.82%	103.57%
93	115.39%	111.50%	110.08%	108.91%	107.94%	107.13%	106.44%	105.85%	105.34%	104.89%	104.50%	104.15%	103.84%	103.56%	103.31%	103.07%
94	113.63%	110.24%	108.97%	107.92%	107.04%	106.29%	105.66%	105.11%	104.64%	104.24%	103.88%	103.56%	103.27%	103.02%	102.79%	102.58%
95	111.88%	109.03%	107.93%	106.99%	106.20%	105.52%	104.93%	104.43%	104.00%	103.62%	103.28%	102.99%	102.73%	102.50%	102.29%	102.10%
96	110.15%	107.90%	106.98%	106.18%	105.49%	104.88%	104.35%	103.88%	103.48%	103.13%	102.81%	102.54%	102.30%	102.09%	101.97%	101.97%
97	108.30%	106.71%	106.02%	105.40%	104.83%	104.32%	103.85%	103.44%	103.06%	102.73%	102.43%	102.16%	101.97%	101.97%	101.00%	101.00%
98	106.19%	105.33%	104.93%	104.54%	104.18%	103.83%	103.50%	103.18%	102.89%	102.61%	102.34%	102.10%	101.00%	101.00%	101.00%	101.00%
99	103.48%	103.22%	103.09%	102.96%	102.83%	102.70%	102.57%	102.44%	102.31%	102.19%	102.06%	101.97%	101.00%	101.00%	101.00%	101.00%
100	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
101	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
102	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
103	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
104	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
105	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
106	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
107	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
108	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
109	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
110	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
111	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
112	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
113	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
114	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
115	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
116	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
117	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
118	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
119	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
120	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%

77

Cash Value Accumulation Test (percentage of Surrender Value) – Unisex

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
0	1620.92%	1337.91%	1242.50%	1164.84%	1099.98%	1044.74%	996.93%	955.03%	917.90%	884.70%	854.78%	827.64%	802.88%	780.16%	759.22%	739.85%
1	1579.05%	1307.16%	1215.44%	1140.76%	1078.38%	1025.22%	979.20%	938.85%	903.08%	871.09%	842.26%	816.09%	792.21%	770.29%	750.08%	731.38%
2	1529.85%	1268.58%	1180.44%	1108.65%	1048.66%	997.54%	953.28%	914.46%	880.05%	849.27%	821.52%	796.33%	773.33%	752.22%	732.76%	714.75%
3	1478.47%	1227.38%	1142.65%	1073.64%	1015.98%	966.82%	924.26%	886.93%	853.84%	824.22%	797.53%	773.29%	751.16%	730.85%	712.13%	694.79%
4	1426.61%	1185.28%	1103.83%	1037.49%	982.05%	934.80%	893.87%	857.98%	826.15%	797.67%	771.99%	748.68%	727.40%	707.86%	689.84%	673.16%
5	1375.49%	1143.52%	1065.23%	1001.45%	948.15%	902.71%	863.37%	828.85%	798.24%	770.86%	746.16%	723.75%	703.27%	684.48%	667.15%	651.10%
6	1325.90%	1102.91%	1027.65%	966.34%	915.10%	871.42%	833.59%	800.40%	770.97%	744.63%	720.88%	699.32%	679.63%	661.56%	644.89%	629.45%
7	1278.13%	1063.79%	991.44%	932.50%	883.23%	841.24%	804.86%	772.95%	744.65%	719.33%	696.49%	675.75%	656.82%	639.43%	623.40%	608.55%
8	1232.10%	1026.07%	956.52%	899.86%	852.50%	812.12%	777.15%	746.46%	719.25%	694.90%	672.94%	653.00%	634.79%	618.07%	602.65%	588.36%
9	1187.60%	989.56%	922.71%	868.24%	822.71%	783.89%	750.27%	720.76%	694.60%	671.18%	650.06%	630.89%	613.37%	597.29%	582.46%	568.72%
10	1144.73%	954.37%	890.10%	837.74%	793.97%	756.65%	724.32%	695.96%	670.80%	648.28%	627.97%	609.53%	592.69%	577.22%	562.96%	549.74%
11	1103.30%	920.32%	858.54%	808.20%	766.13%	730.25%	699.17%	671.89%	647.70%	626.05%	606.52%	588.79%	572.59%	557.72%	544.00%	531.29%
12	1063.58%	887.70%	828.32%	779.93%	739.48%	704.99%	675.10%	648.88%	625.62%	604.80%	586.02%	568.97%	553.39%	539.09%	525.89%	513.67%
13	1025.77%	856.73%	799.65%	753.14%	714.25%	681.10%	652.37%	627.16%	604.79%	584.77%	566.72%	550.32%	535.33%	521.58%	508.88%	497.13%
14	989.64%	827.18%	772.32%	727.61%	690.24%	658.36%	630.74%	606.51%	585.00%	565.76%	548.39%	532.62%	518.21%	504.98%	492.77%	481.46%
15	955.23%	799.11%	746.39%	703.43%	667.50%	636.87%	610.32%	587.02%	566.35%	547.84%	531.14%	515.98%	502.12%	489.40%	477.66%	466.78%
16	922.82%	772.82%	722.16%	680.88%	646.35%	616.91%	591.39%	568.99%	549.12%	531.33%	515.28%	500.70%	487.37%	475.13%	463.84%	453.38%
17	892.14%	748.05%	699.38%	659.71%	626.54%	598.25%	573.73%	552.20%	533.10%	516.00%	500.57%	486.55%	473.74%	461.97%	451.11%	441.05%
18	863.05%	724.66%	677.91%	639.81%	607.94%	580.76%	557.20%	536.52%	518.17%	501.73%	486.90%	473.43%	461.11%	449.80%	439.36%	429.68%
19	835.09%	702.19%	657.30%	620.71%	590.11%	564.00%	541.37%	521.50%	503.87%	488.08%	473.83%	460.88%	449.04%	438.17%	428.13%	418.83%
20	808.09%	680.48%	637.38%	602.24%	572.85%	547.78%	526.04%	506.96%	490.03%	474.86%	461.17%	448.73%	437.36%	426.91%	417.27%	408.33%
21	781.83%	659.31%	617.92%	584.19%	555.97%	531.89%	511.03%	492.70%	476.44%	461.87%	448.73%	436.78%	425.86%	415.82%	406.56%	397.97%
22	756.31%	638.67%	598.94%	566.55%	539.46%	516.35%	496.31%	478.72%	463.10%	449.12%	436.49%	425.02%	414.53%	404.89%	396.00%	387.75%
23	731.54%	618.60%	580.46%	549.37%	523.37%	501.18%	481.95%	465.06%	450.07%	436.65%	424.53%	413.51%	403.44%	394.19%	385.65%	377.73%
24	707.43%	599.00%	562.39%	532.55%	507.59%	486.29%	467.83%	451.63%	437.24%	424.35%	412.72%	402.14%	392.48%	383.60%	375.40%	367.80%
25	684.04%	579.96%	544.81%	516.17%	492.22%	471.78%	454.06%	438.51%	424.70%	412.33%	401.17%	391.02%	381.75%	373.22%	365.35%	358.06%
26	661.36%	561.45%	527.72%	500.23%	477.24%	457.63%	440.63%	425.70%	412.45%	400.58%	389.87%	380.14%	371.24%	363.06%	355.51%	348.51%
27	639.47%	543.57%	511.20%	484.82%	462.76%	443.94%	427.63%	413.31%	400.60%	389.22%	378.94%	369.61%	361.07%	353.22%	345.98%	339.27%
28	618.33%	526.29%	495.23%	469.92%	448.76%	430.71%	415.06%	401.33%	389.14%	378.22%	368.36%	359.41%	351.22%	343.70%	336.75%	330.31%
29	597.76%	509.43%	479.62%	455.34%	435.04%	417.72%	402.71%	389.54%	377.85%	367.38%	357.93%	349.34%	341.49%	334.28%	327.62%	321.44%
30	577.72%	492.94%	464.34%	441.04%	421.56%	404.95%	390.56%	377.92%	366.71%	356.67%	347.61%	339.37%	331.85%	324.93%	318.55%	312.63%
31	558.24%	476.86%	449.42%	427.07%	408.38%	392.45%	378.64%	366.52%	355.77%	346.14%	337.45%	329.56%	322.34%	315.71%	309.59%	303.92%
32	539.30%	461.20%	434.86%	413.41%	395.49%	380.20%	366.96%	355.34%	345.03%	335.79%	327.46%	319.89%	312.98%	306.62%	300.75%	295.32%
33	520.93%	445.96%	420.69%	400.11%	382.91%	368.25%	355.55%	344.40%	334.51%	325.66%	317.67%	310.41%	303.78%	297.69%	292.07%	286.86%
34	503.13%	431.17%	406.92%	387.17%	370.67%	356.61%	344.42%	333.73%	324.25%	315.76%	308.10%	301.15%	294.79%	288.95%	283.56%	278.57%
35	485.92%	416.85%	393.58%	374.63%	358.80%	345.31%	333.63%	323.38%	314.28%	306.14%	298.80%	292.13%	286.04%	280.44%	275.28%	270.49%
36	469.29%	402.99%	380.65%	362.48%	347.29%	334.35%	323.15%	313.31%	304.60%	296.79%	289.75%	283.36%	277.52%	272.15%	267.20%	262.62%
37	453.25%	389.61%	368.18%	350.75%	336.18%	323.77%	313.02%	303.59%	295.23%	287.75%	281.01%	274.88%	269.28%	264.14%	259.40%	255.00%
38	437.76%	376.69%	356.13%	339.40%	325.43%	313.52%	303.22%	294.18%	286.16%	278.99%	272.52%	266.65%	261.29%	256.36%	251.82%	247.61%
39	422.86%	364.25%	344.52%	328.48%	315.08%	303.66%	293.78%	285.11%	277.43%	270.56%	264.36%	258.73%	253.59%	248.87%	244.52%	240.49%

78

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
40	408.51%	352.26%	333.33%	317.94%	305.09%	294.14%	284.67%	276.36%	269.00%	262.41%	256.47%	251.08%	246.15%	241.63%	237.47%	233.61%
41	394.67%	340.69%	322.54%	307.78%	295.45%	284.96%	275.88%	267.91%	260.86%	254.54%	248.85%	243.69%	238.97%	234.64%	230.65%	226.95%
42	381.37%	329.57%	312.16%	298.00%	286.19%	276.13%	267.42%	259.79%	253.03%	246.98%	241.53%	236.58%	232.06%	227.92%	224.09%	220.56%
43	368.58%	318.89%	302.19%	288.61%	277.28%	267.64%	259.30%	251.99%	245.51%	239.71%	234.49%	229.75%	225.43%	221.46%	217.80%	214.41%
44	356.31%	308.64%	292.62%	279.61%	268.75%	259.51%	251.51%	244.51%	238.30%	232.75%	227.75%	223.22%	219.08%	215.28%	211.78%	208.54%
45	344.55%	298.83%	283.47%	271.00%	260.59%	251.74%	244.08%	237.37%	231.43%	226.11%	221.33%	216.99%	213.02%	209.39%	206.04%	202.94%
46	333.28%	289.43%	274.71%	262.75%	252.78%	244.30%	236.97%	230.54%	224.85%	219.77%	215.19%	211.03%	207.24%	203.77%	200.56%	197.60%
47	322.46%	280.42%	266.31%	254.85%	245.30%	237.18%	230.16%	224.01%	218.56%	213.70%	209.32%	205.34%	201.72%	198.39%	195.33%	192.50%
48	312.08%	271.78%	258.26%	247.28%	238.14%	230.36%	223.64%	217.75%	212.54%	207.89%	203.70%	199.90%	196.43%	193.26%	190.33%	187.62%
49	302.05%	263.41%	250.46%	239.95%	231.19%	223.74%	217.31%	211.68%	206.69%	202.24%	198.23%	194.60%	191.29%	188.25%	185.46%	182.87%
50	292.37%	255.33%	242.92%	232.86%	224.47%	217.34%	211.18%	205.80%	201.03%	196.77%	192.94%	189.47%	186.30%	183.40%	180.73%	178.26%
51	283.05%	247.55%	235.66%	226.02%	217.99%	211.16%	205.27%	200.12%	195.56%	191.49%	187.83%	184.51%	181.48%	178.71%	176.16%	173.80%
52	274.08%	240.06%	228.67%	219.44%	211.75%	205.22%	199.59%	194.66%	190.30%	186.41%	182.91%	179.73%	176.85%	174.20%	171.76%	169.51%
53	265.49%	232.89%	221.98%	213.14%	205.79%	199.54%	194.15%	189.44%	185.27%	181.55%	178.20%	175.18%	172.42%	169.89%	167.56%	165.42%
54	257.26%	226.02%	215.58%	207.12%	200.09%	194.11%	188.96%	184.45%	180.47%	176.92%	173.72%	170.83%	168.19%	165.78%	163.56%	161.51%
55	249.40%	219.48%	209.49%	201.39%	194.66%	188.95%	184.02%	179.72%	175.91%	172.52%	169.47%	166.71%	164.20%	161.90%	159.78%	157.82%
56	241.90%	213.25%	203.69%	195.95%	189.51%	184.05%	179.35%	175.23%	171.60%	168.36%	165.45%	162.82%	160.42%	158.23%	156.21%	154.35%
57	234.75%	207.32%	198.18%	190.78%	184.63%	179.41%	174.91%	170.99%	167.52%	164.43%	161.65%	159.14%	156.86%	154.77%	152.84%	151.07%
58	227.92%	201.67%	192.93%	185.85%	179.98%	175.00%	170.71%	166.96%	163.65%	160.71%	158.06%	155.67%	153.49%	151.50%	149.67%	147.98%
59	221.35%	196.24%	187.88%	181.12%	175.51%	170.75%	166.66%	163.08%	159.93%	157.12%	154.60%	152.32%	150.25%	148.35%	146.61%	145.00%
60	215.04%	191.02%	183.03%	176.57%	171.21%	166.68%	162.77%	159.36%	156.36%	153.68%	151.28%	149.11%	147.13%	145.33%	143.67%	142.14%
61	208.98%	186.02%	178.38%	172.22%	167.10%	162.77%	159.05%	155.80%	152.94%	150.39%	148.10%	146.03%	144.16%	142.44%	140.86%	139.41%
62	203.21%	181.25%	173.96%	168.07%	163.19%	159.07%	155.52%	152.42%	149.69%	147.27%	145.09%	143.12%	141.34%	139.71%	138.21%	136.83%
63	197.71%	176.72%	169.76%	164.15%	159.50%	155.56%	152.18%	149.24%	146.64%	144.33%	142.26%	140.39%	138.69%	137.14%	135.72%	134.41%
64	192.48%	172.44%	165.80%	160.44%	156.01%	152.27%	149.05%	146.24%	143.77%	141.58%	139.61%	137.84%	136.22%	134.75%	133.40%	132.16%
65	187.50%	168.37%	162.04%	156.93%	152.71%	149.15%	146.09%	143.42%	141.08%	138.99%	137.13%	135.44%	133.91%	132.52%	131.24%	130.06%
66	182.76%	164.50%	158.46%	153.61%	149.59%	146.20%	143.29%	140.76%	138.53%	136.55%	134.78%	133.19%	131.74%	130.41%	129.20%	128.09%
67	178.21%	160.80%	155.05%	150.43%	146.61%	143.39%	140.63%	138.23%	136.11%	134.24%	132.56%	131.05%	129.67%	128.42%	127.28%	126.22%
68	173.85%	157.25%	151.78%	147.38%	143.75%	140.70%	138.07%	135.80%	133.79%	132.02%	130.43%	129.00%	127.70%	126.52%	125.44%	124.44%
69	169.66%	153.84%	148.63%	144.45%	141.01%	138.11%	135.62%	133.47%	131.57%	129.89%	128.39%	127.04%	125.81%	124.69%	123.67%	122.73%
70	165.62%	150.55%	145.60%	141.63%	138.36%	135.61%	133.25%	131.21%	129.42%	127.83%	126.41%	125.13%	123.98%	122.92%	121.96%	121.07%
71	161.74%	147.39%	142.69%	138.92%	135.82%	133.21%	130.98%	129.05%	127.35%	125.85%	124.51%	123.31%	122.22%	121.23%	120.32%	119.48%
72	158.03%	144.36%	139.89%	136.32%	133.38%	130.91%	128.80%	126.98%	125.38%	123.96%	122.70%	121.56%	120.53%	119.60%	118.74%	117.96%
73	154.50%	141.51%	137.26%	133.87%	131.09%	128.75%	126.76%	125.03%	123.52%	122.19%	121.00%	119.93%	118.96%	118.08%	117.28%	116.54%
74	151.15%	138.79%	134.77%	131.55%	128.92%	126.71%	124.83%	123.20%	121.78%	120.52%	119.40%	118.40%	117.49%	116.66%	115.91%	115.22%
75	147.95%	136.21%	132.39%	129.35%	126.86%	124.77%	123.00%	121.47%	120.13%	118.94%	117.89%	116.95%	116.09%	115.32%	114.61%	113.97%
76	144.90%	133.75%	130.13%	127.25%	124.90%	122.93%	121.26%	119.82%	118.55%	117.44%	116.46%	115.57%	114.77%	114.05%	113.39%	112.78%
77	141.99%	131.40%	127.97%	125.25%	123.03%	121.17%	119.60%	118.24%	117.06%	116.01%	115.09%	114.26%	113.51%	112.83%	112.21%	111.65%
78	139.23%	129.18%	125.93%	123.36%	121.26%	119.51%	118.03%	116.75%	115.64%	114.66%	113.79%	113.01%	112.31%	111.68%	111.10%	110.58%
79	136.61%	127.08%	124.00%	121.57%	119.59%	117.95%	116.55%	115.35%	114.31%	113.39%	112.58%	111.85%	111.20%	110.60%	110.07%	109.57%
80	134.15%	125.11%	122.20%	119.91%	118.04%	116.49%	115.18%	114.05%	113.07%	112.21%	111.45%	110.77%	110.16%	109.61%	109.10%	108.65%
81	131.83%	123.27%	120.52%	118.35%	116.59%	115.13%	113.89%	112.84%	111.92%	111.11%	110.40%	109.76%	109.19%	108.68%	108.21%	107.78%
79

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
82	129.67%	121.56%	118.96%	116.91%	115.25%	113.88%	112.72%	111.73%	110.87%	110.11%	109.45%	108.85%	108.32%	107.84%	107.40%	107.01%
83	127.65%	119.97%	117.51%	115.58%	114.02%	112.73%	111.64%	110.71%	109.90%	109.20%	108.57%	108.02%	107.52%	107.08%	106.67%	106.30%
84	125.74%	118.49%	116.16%	114.34%	112.87%	111.65%	110.63%	109.76%	109.00%	108.34%	107.76%	107.24%	106.78%	106.36%	105.99%	105.64%
85	123.96%	117.10%	114.90%	113.18%	111.79%	110.65%	109.69%	108.87%	108.17%	107.55%	107.01%	106.52%	106.09%	105.70%	105.35%	105.03%
86	122.29%	115.82%	113.74%	112.12%	110.81%	109.73%	108.83%	108.06%	107.40%	106.82%	106.31%	105.86%	105.46%	105.10%	104.77%	104.48%
87	120.74%	114.63%	112.67%	111.13%	109.89%	108.88%	108.03%	107.30%	106.68%	106.14%	105.67%	105.25%	104.87%	104.53%	104.23%	103.95%
88	119.30%	113.55%	111.70%	110.24%	109.07%	108.11%	107.31%	106.63%	106.05%	105.54%	105.09%	104.70%	104.34%	104.03%	103.74%	103.49%
89	117.98%	112.59%	110.83%	109.46%	108.35%	107.44%	106.68%	106.04%	105.49%	105.01%	104.58%	104.21%	103.88%	103.58%	103.32%	103.07%
90	116.75%	111.72%	110.07%	108.77%	107.72%	106.86%	106.14%	105.53%	105.01%	104.56%	104.16%	103.80%	103.49%	103.21%	102.96%	102.73%
91	115.60%	110.94%	109.39%	108.17%	107.18%	106.37%	105.69%	105.12%	104.62%	104.19%	103.82%	103.49%	103.19%	102.92%	102.68%	102.47%
92	114.42%	110.16%	108.71%	107.57%	106.64%	105.87%	105.24%	104.69%	104.23%	103.83%	103.47%	103.16%	102.88%	102.63%	102.41%	102.21%
93	113.23%	109.37%	108.04%	106.97%	106.10%	105.38%	104.78%	104.27%	103.84%	103.46%	103.13%	102.83%	102.57%	102.34%	102.14%	101.97%
94	112.00%	108.59%	107.37%	106.38%	105.57%	104.90%	104.34%	103.86%	103.45%	103.10%	102.79%	102.51%	102.27%	102.06%	101.97%	101.00%
95	110.72%	107.80%	106.72%	105.82%	105.07%	104.44%	103.91%	103.46%	103.07%	102.74%	102.45%	102.19%	101.97%	101.97%	101.00%	101.00%
96	109.36%	107.01%	106.08%	105.29%	104.62%	104.04%	103.55%	103.12%	102.76%	102.44%	102.17%	101.97%	101.00%	101.00%	101.00%	101.00%
97	107.80%	106.10%	105.38%	104.74%	104.17%	103.67%	103.22%	102.82%	102.47%	102.17%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%
98	105.91%	104.94%	104.50%	104.07%	103.68%	103.30%	102.95%	102.63%	102.32%	102.04%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
99	103.39%	103.09%	102.94%	102.79%	102.65%	102.50%	102.35%	102.20%	102.05%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
100	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
101	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
102	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
103	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
104	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
105	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
106	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
107	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
108	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
109	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
110	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
111	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
112	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
113	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
114	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
115	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
116	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
117	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
118	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
119	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
120	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%

80

ADDITIONAL INFORMATION
Additional information about the Policy is available in the Statement of Additional Information dated May 1, 2018, and which is part of this prospectus.
Your questions and/or requests for a free copy of the Statement of Additional Information or a free personalized illustration should be directed to: Principal Executive Variable Universal Life II, Principal Financial Group, P.O. Box 10431, Des Moines, Iowa 50306-0431, 1-800-247-9988. You may also contact us through our internet site: www.principal.com
Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Policy are available on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.
Principal Executive Variable Universal Life II
Investment Company Act File No. 333-149215

81

PART B
STATEMENT OF ADDITIONAL INFORMATION
PRINCIPAL EXECUTIVE VARIABLE UNIVERSAL LIFE II
dated May 1, 2018
The Statement of Additional Information provides information about the Principal Executive Variable Universal Life II Insurance Policy sponsored by Principal Life Insurance Company through its Principal Life Insurance Company Variable Life Separate Account.
This Statement of Additional Information is not a prospectus but does provide information that supplements the Policy’s Prospectus dated May 1, 2018. It should be read with that Prospectus which is available without charge. To request a copy of the Prospectus, please contact us at:
Principal Executive Variable Universal Life II
Principal Financial Group
P.O. Box 10431
Des Moines, Iowa 50306-0431
Telephone: 1-800-247-9988
Fax: 1-866-885-0390

GENERAL INFORMATION AND HISTORY
The Company
Principal Life Insurance Company (the “Company”) is the issuer of the Principal Executive Variable Universal Life II Insurance Policy (the “Policy”). The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50306-0431. It is authorized to transact life and annuity business in all states of the United States and the District of Columbia. The Company is a wholly owned indirect subsidiary of Principal Financial Group, Inc., a publicly-traded company.
In 1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. It became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual insurance holding company structure took place in 1998, when the Company became a stock life insurance company. In 2001, the mutual insurance holding company converted to a stock company through a process called demutualization, resulting in the current organizational structure.
Principal Life Insurance Company Variable Life Separate Account
The separate account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the Securities Exchange Commission. This registration does not involve Securities Exchange Commission supervision of the investments or investment policies of the separate account.
All of the units of the Separate Account are owned by the Company. Policy owners may purchase units of the divisions of the Separate Account.
Independent Registered Public Accounting Firm
Ernst & Young LLP, 801 Grand Avenue, Des Moines, Iowa, 50309, serves as the independent registered public accounting firm for Principal Life Insurance Company Variable Life Separate Account and the Company.
UNDERWRITERS
The principal underwriter of the Policy is Principal Securities, Inc. ("PSI") formerly Princor Financial Services Corporation which is a wholly-owned subsidiary of Principal Financial Services, Inc. and an affiliate of the Company. PSI’s address is Principal Securities, Inc., 655 9th Street, Des Moines, IA 50392. PSI was incorporated in Iowa in 1968, and is a securities broker-dealer registered with the SEC as well as a member of the Financial Institutions Regulatory Authority. The Policies may also be sold through other broker-dealers authorized by PSI and applicable law to do so.
The Policy’s offering to the public is continuous. As the principal underwriter, PSI is paid for the distribution of the Policy. For the last three fiscal years PSI has received and retained the following commissions:

2017 received/retained	2016 received/retained	2015 received/retained
$9,482,882/$0	$10,792,278/$0	$11,131,499/$0
UNDERWRITING PROCEDURES
Guaranteed maximum cost of insurance rates are based on 2001 CSO Mortality Unismoke Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age nearest birthday, with distinction for the insured’s gender.
PERFORMANCE DATA
The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its divisions.
The Policy was not offered prior to October 3, 2008. The Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Policy as if the Policy had been issued on or after the date the underlying mutual fund in which such division invests was first offered. The hypothetical performance from the date of the inception of the underlying mutual fund is derived by reducing the actual performance of the underlying mutual fund by the fees and charges of the Policy as if it had been in existence. The yield and total return figures described below vary depending upon market conditions, the composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other products. The Separate Account may also quote rankings, yields or returns published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents historical performance and is not intended to indicate future performance.
From time to time, the Separate Account or an underlying fund may advertise the “yield” and “effective yield” of a money market division or of the underlying fund in which it invests. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the division refers to the income generated in the division over a seven day period (the period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated during that week is assumed to be generated each week over a 52-week period and is shown as a percentage. The “effective yield” is calculated similarly but, when annualized, the income earned in the division is assumed to be reinvested. The “effective yield” is slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from purchase payments which, if included, would reduce the “yield” and “effective yield.” For the period ended December 31, 2017, the 7-day annualized and effective yields of the Fidelity VIP Government Money Market Division were 0.98% and 0.98%, respectively.
In addition, the Separate Account advertises the “yield” for certain other divisions. The “yield” of a division is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period. This yield quotation does not reflect a contingent deferred sales charge which, if included, would reduce the “yield.” No contingent deferred sales charge is assessed on investments in the Separate Account divisions of the Policy.
The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial premium of $1,000 to the ending redeemable policy value.
The performance information does not include any charges or fees that are deducted from your Policy. These are charges and fees such as the sales charge, charge for taxes, surrender charges (if any), transfer fees (if any), transaction fees (if any) cost of insurance charge, asset based charge, monthly policy issue charge (if any), monthly administrative charge (if any), policy loan interest charge (if any), and charges for optional insurance benefits. Some of these charges vary depending on your age, gender, face amount, risk classification, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your Policy’s value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your Policy’s performance, you should obtain a personalized illustration based on historical underlying mutual fund performance from your financial adviser.
Following are the hypothetical average annual total returns for the periods ended December 31, 2017, assuming the Policy had been offered as of the effective dates of the underlying mutual funds in which the divisions invest:

Division	Effective Date	One Year	Five Years	Ten Years	Since Inception
AllianceBernstein Global Thematic Growth	01/11/1996	36.67%	12.59%	4.24%
AllianceBernstein International Growth	09/23/1994	35.02%	6.74%	0.85%
AllianceBernstein International Value	05/10/2001	25.42%	8.15%	-0.97%
AllianceBernstein Small Cap Growth	08/05/1996	34.12%	15.06%	9.86%
AllianceBernstein Small/Mid Cap Value	05/02/2001	13.15%	15.06%	9.87%
American Century VP Capital Appreciation	11/20/1987	21.67%	12.50%	6.51%
American Century VP Income & Growth	10/30/1997	20.30%	14.28%	7.22%
American Century VP International	05/02/1994	30.93%	7.52%	2.47%
American Century VP Mid Cap Value	10/29/2004	11.47%	15.24%	10.57%
American Century VP Value	05/01/1996	8.58%	13.22%	7.85%
American Funds Blue Chip Income and Growth	07/05/2001	17.04%	15.65%	7.86%
American Funds Global Bond	10/04/2006	6.85%	0.79%	3.27%
American Growth	02/08/1984	28.29%	16.20%	8.29%
American International	05/01/1990	32.14%	9.11%	3.37%
American New World	06/17/1999	29.44%	6.25%	3.39%
Bond Market Index	05/15/2012	3.27%	1.74%		1.92%
Calvert VP EAFE International Index	11/12/2002	24.45%	6.67%	0.91%

Division	Effective Date	One Year	Five Years	Ten Years	Since Inception
Calvert VP Investment Grade Bond Index	03/31/2003	3.49%	1.81%	3.85%
Calvert VP Russell 2000 Small Cap Index	04/27/2000	14.09%	13.24%	7.85%
ClearBridge Mid Cap	11/01/1999	12.80%	13.38%	8.64%
ClearBridge Small Cap Growth	11/08/1999	24.26%	13.99%	9.46%
Core Plus Bond	12/18/1987	4.81%	2.52%	3.86%
Delaware VIP High Yield Series	05/01/2000	7.26%	3.77%	6.43%
Delaware VIP Small Cap Value	05/01/2000	11.76%	14.02%	10.05%
Deutsche Alternative Asset Allocation	01/30/2009	7.01%	1.78%		5.68%
Deutsche Small Mid Cap Value	05/01/1996	10.13%	12.17%	7.09%
Diversified International	05/02/1994	29.06%	8.21%	2.07%
Dreyfus IP Core Value	05/01/1998	14.07%	14.72%	6.52%
Dreyfus IP MidCap Stock	12/29/2000	15.04%	14.23%	9.05%
Dreyfus IP Technology Growth	08/31/1999	42.36%	17.32%	10.93%
Dreyfus Sustainable U.S. Equity	10/07/1993	15.04%	13.14%	7.62%
Dreyfus VIF Appreciation	04/05/1993	27.01%	11.62%	7.45%
Equity Income	04/28/1998	21.08%	14.09%	7.81%
Fidelity VIP Contrafund	01/03/1995	21.59%	13.97%	7.02%
Fidelity VIP Equity-Income	11/03/1986	12.65%	11.98%	5.88%
Fidelity VIP Gov't Money Market	07/07/2000	0.57%	0.14%	0.44%
Fidelity VIP High Income	10/01/1985	6.91%	4.59%	6.09%
Fidelity VIP Mid Cap	12/28/1998	20.54%	13.84%	7.80%
Fidelity VIP Strategic Income	12/23/2003	7.54%	3.33%	5.58%
Franklin Income VIP	01/24/1989	9.67%	6.74%	5.56%
Franklin Mutual Global Discovery VIP	11/08/1996	8.60%	9.63%	5.58%
Franklin Mutual Shares VIP	11/08/1996	8.35%	10.43%	5.05%
Franklin Rising Dividends VIP	01/27/1992	20.56%	13.70%	8.82%
Franklin Small Cap Value VIP	05/01/1998	10.65%	12.82%	8.73%
Franklin Strategic Income VIP	07/01/1999	4.56%	2.69%	5.04%
Franklin US Government Securities VIP	01/06/1999	1.34%	0.71%	2.68%
Government & High Quality Bond	05/06/1993	1.88%	1.69%	3.54%
International Emerging Markets	10/24/2000	40.84%	4.03%	1.00%
Invesco VI American Franchise	09/18/2000	27.03%	15.47%	8.18%
Invesco VI American Value	01/02/1997	9.96%	11.20%	7.24%
Invesco VI Core Equity	05/02/1994	12.88%	10.17%	6.00%
Invesco VI Global Health Care	05/22/1997	15.83%	12.21%	7.93%
Invesco VI Global Real Estate	03/31/1998	13.05%	6.00%	3.21%
Invesco VI International Growth	05/05/1993	23.00%	7.40%	3.47%
Invesco VI Mid Cap Core Equity	09/10/2001	14.65%	10.69%	6.12%
Invesco VI Mid Cap Growth	09/25/2000	22.49%	13.08%	6.57%
Invesco VI Small Cap Equity	08/29/2003	14.06%	11.19%	7.48%
Janus Henderson Balanced	12/31/1999	18.13%	9.92%	7.71%
Janus Henderson Enterprise	09/13/1993	27.09%	16.98%	9.88%
Janus Henderson Flexible Bond	12/31/1999	3.35%	1.96%	5.01%
Janus Henderson Forty	05/01/1997	29.99%	16.06%	7.71%
Janus Henderson Global Research	12/31/1999	26.68%	11.53%	4.54%
LargeCap Growth	05/02/1994	34.89%	14.86%	6.69%
LargeCap Growth I	06/01/1994	33.71%	16.63%	10.50%
LargeCap S&P 500 Index	05/03/1999	21.49%	15.45%	8.18%
LargeCap Value	05/13/1970	16.83%	12.70%	6.49%
Lord Abbett Developing Growth Portfolio	04/30/2010	29.92%	13.55%		13.12%
Lord Abbett International Opportunities Portfolio	09/15/1999	39.21%	12.94%	4.94%
MFS Blended Research SmallCap Equity Portfolio	04/28/2006	14.70%	15.52%	8.87%
MFS Global Equity	05/03/1999	23.75%	11.49%	7.04%
MFS Growth	07/24/1995	31.08%	16.35%	9.37%

Division	Effective Date	One Year	Five Years	Ten Years	Since Inception
MFS Inflation-Adjusted Bond	10/01/2008	7.99%	0.52%		3.59%
MFS New Discovery	05/01/1998	26.33%	11.93%	9.80%
MFS New Discovery Value Portfolio	10/01/2008	15.01%	15.33%		11.03%
MFS Research International	08/24/2001	27.90%	6.45%	1.57%
MFS Total Return	01/03/1995	12.02%	9.27%	5.81%
MFS Utilities	01/03/1995	14.49%	7.98%	5.20%
MFS Value	01/02/2002	17.35%	14.60%	7.64%
MFS VIT International Value	08/23/2001	26.82%	12.57%	6.72%
MFS VIT Mid Cap Value	03/07/2008	13.41%	13.96%		9.46%
MidCap	12/18/1987	25.51%	16.33%	11.70%
Multi-Asset Income	07/28/2015	11.99%			6.88%
Neuberger Berman AMT Guardian	11/03/1997	25.41%	14.42%	7.59%
Neuberger Berman AMT Large Cap Value	03/22/1994	13.36%	12.90%	5.00%
Neuberger Berman AMT Mid Cap Growth	11/03/1997	24.56%	13.22%	7.16%
Oppenheimer Main Street Small Cap	07/16/2001	13.91%	14.60%	8.46%
PIMCO VIT All Asset	04/30/2003	13.54%	3.29%	4.77%
PIMCO VIT Commodity Real Return Strategy	06/30/2004	2.15%	-9.49%	-5.20%
PIMCO VIT Emerging Markets Bond	09/30/2002	9.89%	2.83%	6.04%
PIMCO VIT High Yield Portfolio	04/30/1998	6.63%	5.21%	6.42%
PIMCO VIT Long-Term U.S. Government	04/30/1999	8.96%	3.13%	6.90%
PIMCO VIT Low Duration Portfolio	02/16/1999	1.35%	0.73%	2.81%
PIMCO VIT Real Return	09/30/1999	3.66%	-0.14%	3.66%
PIMCO VIT Short-Term Portfolio	09/30/1999	2.40%	1.43%	1.97%
PIMCO VIT Total Return	12/31/1997	4.92%	2.03%	4.94%
Principal Capital Appreciation	04/28/1998	20.75%	14.96%	8.61%
Principal LifeTime 2010	08/30/2004	11.42%	6.13%	4.16%
Principal LifeTime 2020	08/30/2004	15.00%	8.09%	4.93%
Principal LifeTime 2030	08/30/2004	18.26%	9.35%	5.21%
Principal LifeTime 2040	08/30/2004	20.68%	10.42%	5.58%
Principal LifeTime 2050	08/30/2004	22.14%	10.98%	5.72%
Principal LifeTime 2060	05/01/2013	22.74%			10.17%
Principal LifeTime Strategic Income	08/30/2004	8.76%	4.41%	3.56%
Putnam VT Growth Opportunities	01/31/2000	30.90%	16.91%	9.73%
Real Estate Securities	05/01/1998	9.19%	10.74%	8.75%
SAM Balanced	06/03/1997	15.21%	8.95%	6.14%
SAM Conservative Balanced	04/23/1998	11.46%	6.86%	5.67%
SAM Conservative Growth	06/03/1997	19.78%	10.89%	6.32%
SAM Flexible Income	09/09/1997	8.41%	5.53%	5.52%
SAM Strategic Growth	06/03/1997	22.22%	12.07%	6.40%
Short-Term Income	01/12/1994	2.39%	1.62%	2.77%
SmallCap	05/01/1998	12.87%	15.46%	8.34%
T. Rowe Price Health Sciences	12/29/2000	27.31%	20.35%	14.63%
Templeton Developing Markets VIP	03/04/1996	40.41%	3.83%	1.01%
Templeton Foreign VIP	05/01/1992	16.69%	5.06%	1.85%
Templeton Global Bond VIP	01/24/1989	1.93%	0.79%	5.53%
TOPS Managed Balanced ETF	06/09/2011	10.58%	4.53%		4.53%
TOPS Managed Growth ETF	04/26/2011	17.66%	5.80%		4.61%
TOPS Managed Moderate Growth ETF	06/09/2011	13.85%	5.54%		5.25%
VanEck VIP Global Hard Assets	09/01/1989	-1.70%	-3.41%	-2.22%
Vanguard VIF MidCap Index	02/09/1999	19.08%	14.86%	8.79%
Wanger International	05/03/1995	32.91%	8.94%	4.95%

FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Principal Life Insurance Company and Contract Owners of Principal Life Insurance Company Variable Life Separate Account

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Principal Life Insurance Company Variable Life Separate Account (the Separate Account) comprised of the subaccounts described in the appendix to this opinion (collectively referred to as the “subaccounts”), as of December 31, 2017, the related statements of operations and the statements of changes in net assets for the periods indicated in the appendix to this opinion for each respective subaccount, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts comprising the Separate Account at December 31, 2017, the results of its operations and the changes in their net assets for each of the periods indicated in the appendix to this opinion, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of the Separate Account’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the Separate Account’s auditor since 1987.
Des Moines, Iowa
April 26, 2018
Appendix
The statement of operations and statement of changes in net assets are reported for the following periods:

Statement of operations	Statements of changes in net assets
AllianceBernstein Global Thematic Growth Class A Division
AllianceBernstein International Growth Class A Division
AllianceBernstein International Value Class A Division
AllianceBernstein Small Cap Growth Class A Division
AllianceBernstein Small/Mid Cap Value Class A Division
American Century VP Capital Appreciation Class II Division
American Century VP Income & Growth Class I Division
American Century VP Income & Growth Class II Division
American Century VP Inflation Protection Class II Division
American Century VP International Class II Division
American Century VP Mid Cap Value Class II Division
American Century VP Ultra Class I Division
American Century VP Ultra Class II Division
American Century VP Value Class II Division
American Funds Insurance Series Blue Chip Income and Growth Class 2 Division
American Funds Insurance Series Global Bond Class 2 Division
American Funds Insurance Series Growth Fund Class 2 Division
American Funds Insurance Series International Fund Class 2 Division
American Funds Insurance Series New World Fund Class 2 Division
Bond Market Index Class 1 Division
Calvert EAFE International Index Class F Division
Calvert Investment Grade Bond Index Class I Division
Calvert Russell 2000 Small Cap Index Class F Division
Calvert S&P 500 Index Portfolio Division
Calvert S&P MidCap 400 Index Class F Division
ClearBridge Mid Cap Class I Division
ClearBridge Small Cap Growth Class I Division
Core Plus Bond Class 1 Division
Delaware High Yield Service Class Division
Delaware Small Cap Value Service Class Division
Delaware Smid Cap Core Service Class Division[1]
Deutsche Alternative Asset Allocation Class B Division
Deutsche Small Mid Cap Value Class B Division
Diversified International Class 1 Division
Dreyfus IP Core Value Service Shares Division
Dreyfus IP MidCap Stock Service Shares Division
Dreyfus IP Technology Growth Service Shares Division
Dreyfus Sustainable U.S. Equity Service Shares Division[2]
Dreyfus VIF Appreciation Service Shares Division
Dreyfus VIF Opportunistic Small Cap Service Shares Division
Dreyfus VIF Quality Bond Service Shares Division
Equity Income Class 1 Division
Fidelity VIP Asset Manager Service Class 2 Division
Fidelity VIP Contrafund Initial Class Division
Fidelity VIP Contrafund Service Class 2 Division
Fidelity VIP Equity-Income Initial Class Division
Fidelity VIP Equity-Income Service Class 2 Division
Fidelity VIP Growth Service Class 2 Division
Fidelity VIP High Income Initial Class Division
Fidelity VIP High Income Service Class 2 Division
Fidelity VIP Mid Cap Service Class 2 Division
Franklin Income VIP Class 2 Division
Franklin Mutual Global Discovery VIP Class 2 Division
Franklin Mutual Shares VIP Class 2 Division
Franklin Rising Dividends VIP Class 2 Division
For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Franklin Small Cap Value VIP Class 2 Division
Franklin Strategic Income VIP Class 2 Division
Franklin U.S. Government Securities VIP Class 2 Division
Goldman Sachs VIT Small Cap Equity Insights Institutional Shares Division
Government & High Quality Bond Class 1 Division
International Emerging Markets Class 1 Division
Invesco American Franchise Series I Division
Invesco American Franchise Series II Division
Invesco American Value Series I Division
Invesco Core Equity Series I Division
Invesco Core Equity Series II Division
Invesco Global Health Care Series I Division
Invesco Global Real Estate Series I Division
Invesco International Growth Series I Division
Invesco Mid Cap Core Equity Series II Division
Invesco Mid Cap Growth Series I Division
Invesco Small Cap Equity Series I Division
Invesco Technology Series I Division
Janus Henderson Balanced Service Shares Division[3]
Janus Henderson Enterprise Service Shares Division[4]
Janus Henderson Flexible Bond Service Shares Division[5]
Janus Henderson Forty Service Shares Division[6]
Janus Henderson Global Research Service Shares Division [7]
Janus Henderson Overseas Service Shares Division[8]
JP Morgan Core Bond Class 1 Division
JP Morgan Small Cap Core Class 1 Division
LargeCap Growth Class 1 Division
LargeCap Growth I Class 1 Division
LargeCap S&P 500 Index Class 1 Division
LaregCap Value Class 1 Division
MFS Global Equity Service Class Division
MFS Growth Service Class Division
MFS Inflation-Adjusted Bond Service Class Division
MFS International Value Service Class Division
MFS Mid Cap Growth Service Class Division
MFS Mid Cap Value Portfolio Service Class Division
MFS New Discovery Service Class Division
MFS Research International Portfolio Service Class Division
MFS Total Return Service Class Division
MFS Utilities Service Class Division
MFS Value Service Class Division
MidCap Class 1 Division
Neuberger Berman AMT Guardian Class I Division
Neuberger Berman AMT Large Cap Value Class I Division
Neuberger Berman AMT Mid Cap Growth Portfolio Class S Division
Oppenheimer Main Street Small Cap Service Shares Division
PIMCO All Asset Administrative Class Division
PIMCO Commodity Real Return Strategy Administrative Class Division
PIMCO Emerging Market Bond Administrative Class Division
PIMCO High Yield Administrative Class Division
PIMCO Long-Term U.S. Government Administrative Class Division
PIMCO Real Return Administrative Class Division
PIMCO Short-Term Administrative Class Division
PIMCO Total Return Administrative Class Division
Principal Capital Appreciation Class 1 Division
Principal LifeTime 2010 Class 1 Division
Principal LifeTime 2020 Class 1 Division
Principal LifeTime 2030 Class 1 Division
Principal LifeTime 2040 Class 1 Division
Principal LifeTime 2050 Class 1 Division
Principal LifeTime 2060 Class 1 Division

Principal LifeTime Strategic Income Class 1 Division
Putnam VT International Equity Class IB Division
Real Estate Securities Class 1 Division
SAM Balanced Portfolio Class 1 Division
SAM Conservative Balanced Portfolio Class 1 Division
SAM Conservative Growth Portfolio Class 1 Division
SAM Flexible Income Portfolio Class 1 Division
SAM Strategic Growth Portfolio Class 1 Division
Short-Term Income Class 1 Division
SmallCap Class 1 Division
T. Rowe Price Equity Income Portfolio II Division
Templeton Developing Markets VIP Class 2 Division
Templeton Foreign VIP Class 2 Division
Templeton Global Bond VIP Class 2 Division
TOPS Managed Risk Balanced ETF Class 2 Division
TOPS Managed Risk Growth ETF Class 2 Division
TOPS Managed Risk Moderate Growth ETF Class 2 Division
VanEck Global Hard Assets Class S Division
VanEck Global Hard Assets Initial Class Division
Vanguard VIF Balanced Division
Vanguard VIF Equity Index Division
Vanguard VIF Mid-Cap Index Division
Wanger International Division
Wells Fargo VT Index Asset Allocation Class 2 Division
Wells Fargo VT Omega Growth Class 2 Division

Diversified Balanced Class 1 Division	For the period from May 26, 2017 (commencement of operations) through December 31, 2017
Fidelity VIP Strategic Income Service Class 2 Division T. Rowe Price Health Sciences Portfolio II Division	For the period from May 15, 2017 (commencement of operations) through December 31, 2017
Putnam VT Equity Income Class IB Division	For the period from May 12, 2017 (commencement of operations) through December 31, 2017
Multi-Asset Income Class 1 Division	For the year ended December 31, 2017	For the year ended December 31, 2017 and the period from May 23, 2016 (commencement of operations) through December 31, 2016
Fidelity VIP Government Money Market Service Class Division	For the year ended December 31, 2017	For the year ended December 31, 2017 and the period from February 8 , 2016 (commencement of operations) through December 31, 2016
Lord Abbett Series Fund Developing Growth Class VC Division
Lord Abbett Series Fund International Opportunities Class VC Division
MFS Blended Research Small Cap Equity Service Class Division
MFS New Discovery Value Service Class Division
PIMCO Low Duration Administration Class Division
	For the year ended December 31, 2017	For the year ended December 31, 2017 and the period from May 23 , 2016 (commencement of operations) through December 31, 2016
Putnam VT Growth Opportunities Class IB Division	For the year ended December 31, 2017	For the year ended December 31, 2017 and the period from November 18 , 2016 (commencement of operations) through December 31, 2016
1- Represented the operations of Delaware Smid Cap Growth Service Class Division until May 13, 2017.
2- Represented the operations of Dreyfus Socially Responsible Growth Service Shares Division until May 13, 2017.
3- Represented the operations of Janus Aspen Balanced Service Shares Division until May 13, 2017.
4- Represented the operations of Janus Aspen Enterprise Service Shares Division until May 13, 2017.
5- Represented the operations of Janus Aspen Flexible Bond Service Shares Division until May 13, 2017.
6- Represented the operations of Janus Aspen Forty Service Shares Division until May 13, 2017.
7- Represented the operations of Janus Aspen Global Research Service Shares Division until May 13, 2017.
8- Represented the operations of Janus Aspen Overseas Service Shares Division until May 13, 2017.

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Principal Life Insurance Company - Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2017
	AllianceBernstein Global Thematic Growth Class A Division	AllianceBernstein International Growth Class A Division	AllianceBernstein International Value Class A Division

Assets
Investments in shares of mutual funds, at fair value	$539,541	$754,291	$1,718,636
Total assets	539,541	754,291	1,718,636
Total liabilities	—	—	—
Net assets	$539,541	$754,291	$1,718,636

Net assets
Applicable to accumulation units	$539,541	$754,291	$1,718,636
Total net assets	$539,541	$754,291	$1,718,636

Investments in shares of mutual funds, at cost	$413,787	$615,276	$1,489,371

Shares of mutual funds owned	17,795	32,583	105,438

Accumulation units outstanding	29,213	59,982	187,747

Statements of Operations
Year ended December 31, 2017
	AllianceBernstein Global Thematic Growth Class A Division	AllianceBernstein International Growth Class A Division	AllianceBernstein International Value Class A Division

Net investment income (loss)
Investment income:
Dividends	$2,136	$7,979	$35,007

Expenses:
Mortality and expense risks	—	—	—
Net investment income (loss)	2,136	7,979	35,007

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	5,743	9,289	11,397
Capital gains distributions	—	—	—
Total realized gains (losses) on investments	5,743	9,289	11,397

Change in net unrealized appreciation or depreciation of investments	126,770	181,256	252,815

Net gains (losses) on investments	134,649	198,524	299,219

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$134,649	$198,524	$299,219

See accompanying notes.

AllianceBernstein Small Cap Growth Class A Division	AllianceBernstein Small/Mid Cap Value Class A Division	American Century VP Capital Appreciation Class II Division	American Century VP Income & Growth Class I Division	American Century VP Income & Growth Class II Division	American Century VP Inflation Protection Class II Division	American Century VP International Class II Division

$2,044,478	$5,921,732	$1,445,351	$3,255,298	$6,112,024	$1,647,637	$1,433,875
2,044,478	5,921,732	1,445,351	3,255,298	6,112,024	1,647,637	1,433,875
—	—	—	—	—	—	—
$2,044,478	$5,921,732	$1,445,351	$3,255,298	$6,112,024	$1,647,637	$1,433,875

$2,044,478	$5,921,732	$1,445,351	$3,255,298	$6,112,024	$1,647,637	$1,433,875
$2,044,478	$5,921,732	$1,445,351	$3,255,298	$6,112,024	$1,647,637	$1,433,875

$1,771,287	$5,174,924	$1,401,666	$2,399,542	$5,045,386	$1,688,094	$1,202,017

116,627	273,143	96,744	303,950	570,151	161,375	117,918

79,317	231,779	103,978	121,517	211,241	134,181	59,517

AllianceBernstein Small Cap Growth Class A Division	AllianceBernstein Small/Mid Cap Value Class A Division	American Century VP Capital Appreciation Class II Division	American Century VP Income & Growth Class I Division	American Century VP Income & Growth Class II Division	American Century VP Inflation Protection Class II Division	American Century VP International Class II Division

$—	$26,388	$—	$71,870	$116,892	$42,193	$8,491

—	—	—	168	—	113	—
—	26,388	—	71,702	116,892	42,080	8,491

(286,090)	(76,833)	5,892	128,930	235,351	(15,311)	31,575
—	283,799	168,596	70,672	126,998	—	—
(286,090)	206,966	174,488	199,602	362,349	(15,311)	31,575

815,785	479,756	81,945	295,013	553,627	30,805	276,422

529,695	713,110	256,433	566,317	1,032,868	57,574	316,488

—	—	—	—	—	—	—

$529,695	$713,110	$256,433	$566,317	$1,032,868	$57,574	$316,488

Principal Life Insurance Company - Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2017
	American Century VP Mid Cap Value Class II Division	American Century VP Ultra Class I Division	American Century VP Ultra Class II Division

Assets
Investments in shares of mutual funds, at fair value	$29,149,010	$2,324,816	$5,020,612
Total assets	29,149,010	2,324,816	5,020,612
Total liabilities	—	—	—
Net assets	$29,149,010	$2,324,816	$5,020,612

Net assets
Applicable to accumulation units	$29,149,010	$2,324,816	$5,020,612
Total net assets	$29,149,010	$2,324,816	$5,020,612

Investments in shares of mutual funds, at cost	$25,402,583	$1,554,040	$3,708,548

Shares of mutual funds owned	1,280,712	120,208	263,965

Accumulation units outstanding	888,408	85,251	168,233

Statements of Operations
Year ended December 31, 2017
	American Century VP Mid Cap Value Class II Division	American Century VP Ultra Class I Division	American Century VP Ultra Class II Division

Net investment income (loss)
Investment income:
Dividends	$388,406	$8,582	$9,919

Expenses:
Mortality and expense risks	110	248	—
Net investment income (loss)	388,296	8,334	9,919

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	1,151,845	231,552	180,674
Capital gains distributions	548,773	109,105	204,758
Total realized gains (losses) on investments	1,700,618	340,657	385,432

Change in net unrealized appreciation or depreciation of investments	938,703	264,416	762,569

Net gains (losses) on investments	3,027,617	613,407	1,157,920

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$3,027,617	$613,407	$1,157,920

See accompanying notes.

American Century VP Value Class II Division	American Funds Insurance Series Blue Chip Income and Growth Class 2 Division	American Funds Insurance Series Global Bond Class 2 Division	American Funds Insurance Series Growth Fund Class 2 Division	American Funds Insurance Series International Fund Class 2 Division	American Funds Insurance Series New World Fund Class 2 Division	Bond Market Index Class 1 Division

$34,130,881	$5,309,179	$1,010,727	$8,048,443	$6,234,131	$8,164,276	$7,887,157
34,130,881	5,309,179	1,010,727	8,048,443	6,234,131	8,164,276	7,887,157
—	—	—	—	—	—	—
$34,130,881	$5,309,179	$1,010,727	$8,048,443	$6,234,131	$8,164,276	$7,887,157

$34,130,881	$5,309,179	$1,010,727	$8,048,443	$6,234,131	$8,164,276	$7,887,157
$34,130,881	$5,309,179	$1,010,727	$8,048,443	$6,234,131	$8,164,276	$7,887,157

$26,084,988	$4,938,640	$995,624	$7,480,623	$5,372,022	$6,846,513	$7,875,491

3,041,968	358,728	85,727	104,052	288,217	325,659	759,111

1,093,312	408,848	96,320	489,753	497,233	674,762	708,797

American Century VP Value Class II Division	American Funds Insurance Series Blue Chip Income and Growth Class 2 Division	American Funds Insurance Series Global Bond Class 2 Division	American Funds Insurance Series Growth Fund Class 2 Division	American Funds Insurance Series International Fund Class 2 Division	American Funds Insurance Series New World Fund Class 2 Division	Bond Market Index Class 1 Division

$506,066	$93,031	$3,498	$34,389	$66,944	$66,674	$132,708

173	32	—	79	—	—	—
505,893	92,999	3,498	34,310	66,944	66,674	132,708

2,395,093	73,924	(3,888)	48,032	(7,686)	123,783	(3,774)
—	145,172	6,298	519,825	51,120	—	—
2,395,093	219,096	2,410	567,857	43,434	123,783	(3,774)

(123,141)	320,625	60,534	497,970	1,041,296	1,308,204	71,804

2,777,845	632,720	66,442	1,100,137	1,151,674	1,498,661	200,738

—	—	—	—	—	—	—

$2,777,845	$632,720	$66,442	$1,100,137	$1,151,674	$1,498,661	$200,738

Principal Life Insurance Company - Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2017
	Calvert EAFE International Index Class F Division	Calvert Investment Grade Bond Index Class I Division	Calvert Russell 2000 Small Cap Index Class F Division

Assets
Investments in shares of mutual funds, at fair value	$3,777,388	$3,654,364	$27,785,514
Total assets	3,777,388	3,654,364	27,785,514
Total liabilities	—	—	—
Net assets	$3,777,388	$3,654,364	$27,785,514

Net assets
Applicable to accumulation units	$3,777,388	$3,654,364	$27,785,514
Total net assets	$3,777,388	$3,654,364	$27,785,514

Investments in shares of mutual funds, at cost	$3,327,830	$3,706,910	$25,127,327

Shares of mutual funds owned	41,215	66,528	326,619

Accumulation units outstanding	301,719	332,963	1,136,985

Statements of Operations
Year ended December 31, 2017
	Calvert EAFE International Index Class F Division	Calvert Investment Grade Bond Index Class I Division	Calvert Russell 2000 Small Cap Index Class F Division

Net investment income (loss)
Investment income:
Dividends	$84,258	$92,586	$199,799

Expenses:
Mortality and expense risks	—	—	—
Net investment income (loss)	84,258	92,586	199,799

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	9,488	(1,417)	134,260
Capital gains distributions	—	—	945,863
Total realized gains (losses) on investments	9,488	(1,417)	1,080,123

Change in net unrealized appreciation or depreciation of investments	610,261	21,199	2,139,232

Net gains (losses) on investments	704,007	112,368	3,419,154

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$704,007	$112,368	$3,419,154

See accompanying notes.

Calvert S&P 500 Index Portfolio Division	Calvert S&P MidCap 400 Index Class F Division	ClearBridge Mid Cap Class I Division	ClearBridge Small Cap Growth Class I Division	Core Plus Bond Class 1 Division	Delaware High Yield Service Class Division	Delaware Small Cap Value Service Class Division

$1,310,175	$1,884,825	$302,057	$11,370,372	$90,934,196	$615,055	$22,002,741
1,310,175	1,884,825	302,057	11,370,372	90,934,196	615,055	22,002,741
—	—	—	—	—	—	—
$1,310,175	$1,884,825	$302,057	$11,370,372	$90,934,196	$615,055	$22,002,741

$1,310,175	$1,884,825	$302,057	$11,370,372	$90,934,196	$615,055	$22,002,741
$1,310,175	$1,884,825	$302,057	$11,370,372	$90,934,196	$615,055	$22,002,741

$1,138,308	$1,601,496	$293,505	$9,537,443	$91,230,953	$606,320	$19,416,168

9,280	15,895	14,931	438,333	8,011,824	118,736	517,468

86,392	77,878	25,613	712,411	3,471,760	56,947	819,509

Calvert S&P 500 Index Portfolio Division	Calvert S&P MidCap 400 Index Class F Division	ClearBridge Mid Cap Class I Division	ClearBridge Small Cap Growth Class I Division	Core Plus Bond Class 1 Division	Delaware High Yield Service Class Division	Delaware Small Cap Value Service Class Division

$17,460	$12,324	$1,243	$—	$2,599,109	$35,365	$136,341

149	—	—	—	5,409	—	14
17,311	12,324	1,243	—	2,593,700	35,365	136,327

32,724	30,589	2,569	134,154	134,714	7,824	250,240
45,276	66,834	16,227	230,429	—	—	726,460
78,000	97,423	18,796	364,583	134,714	7,824	976,700

126,001	140,740	2,281	1,741,103	1,436,691	(691)	1,250,767

221,312	250,487	22,320	2,105,686	4,165,105	42,498	2,363,794

—	—	—	—	—	—	—

$221,312	$250,487	$22,320	$2,105,686	$4,165,105	$42,498	$2,363,794

Principal Life Insurance Company - Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2017
	Delaware Smid Cap Core Service Class Division (1)	Deutsche Alternative Asset Allocation Class B Division	Deutsche Small Mid Cap Value Class B Division

Assets
Investments in shares of mutual funds, at fair value	$2,611,470	$792,107	$2,872,421
Total assets	2,611,470	792,107	2,872,421
Total liabilities	—	—	—
Net assets	$2,611,470	$792,107	$2,872,421

Net assets
Applicable to accumulation units	$2,611,470	$792,107	$2,872,421
Total net assets	$2,611,470	$792,107	$2,872,421

Investments in shares of mutual funds, at cost	$2,408,042	$765,590	$2,601,135

Shares of mutual funds owned	88,795	58,286	160,830

Accumulation units outstanding	127,845	74,776	128,545

Statements of Operations
Year ended December 31, 2017
	Delaware Smid Cap Core Service Class Division (1)	Deutsche Alternative Asset Allocation Class B Division	Deutsche Small Mid Cap Value Class B Division

Net investment income (loss)
Investment income:
Dividends	$2,013	$11,032	$9,920

Expenses:
Mortality and expense risks	42	—	66
Net investment income (loss)	1,971	11,032	9,854

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	2,191	4,172	11,667
Capital gains distributions	157,948	—	59,310
Total realized gains (losses) on investments	160,139	4,172	70,977

Change in net unrealized appreciation or depreciation of investments	250,429	25,974	190,685

Net gains (losses) on investments	412,539	41,178	271,516

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$412,539	$41,178	$271,516

(1) Represented the operations of Delaware Smid Cap Growth Service Class Division until May 13, 2017.
(2) Commenced operations May 26, 2017.
(3) Represented the operations of Dreyfus Socially Responsible Growth Service Shares Division until May 13, 2017.

See accompanying notes.

Diversified Balanced Class 1 Division (2)	Diversified International Class 1 Division	Dreyfus IP Core Value Service Shares Division	Dreyfus IP MidCap Stock Service Shares Division	Dreyfus IP Technology Growth Service Shares Division	Dreyfus Sustainable U.S. Equity Service Shares Division (3)	Dreyfus VIF Appreciation Service Shares Division

$15,510,806	$157,080,198	$762,742	$270,927	$2,455,968	$370,343	$3,937,103
15,510,806	157,080,198	762,742	270,927	2,455,968	370,343	3,937,103
—	—	—	—	—	—	—
$15,510,806	$157,080,198	$762,742	$270,927	$2,455,968	$370,343	$3,937,103

$15,510,806	$157,080,198	$762,742	$270,927	$2,455,968	$370,343	$3,937,103
$15,510,806	$157,080,198	$762,742	$270,927	$2,455,968	$370,343	$3,937,103

$15,057,386	$120,332,414	$683,423	$242,414	$2,060,129	$353,424	$3,753,963

970,639	9,234,579	40,767	12,068	107,955	9,305	88,794

1,460,965	4,947,901	27,558	18,953	101,718	14,807	142,177

Diversified Balanced Class 1 Division (2)	Diversified International Class 1 Division	Dreyfus IP Core Value Service Shares Division	Dreyfus IP MidCap Stock Service Shares Division	Dreyfus IP Technology Growth Service Shares Division	Dreyfus Sustainable U.S. Equity Service Shares Division (3)	Dreyfus VIF Appreciation Service Shares Division

$236,303	$2,656,888	$5,406	$4,003	$—	$5,124	$47,427

9,434	1,526	—	—	—	—	—
226,869	2,655,362	5,406	4,003	—	5,124	47,427

7,416	4,110,437	(9,229)	18,631	123,557	(9,898)	(168,139)
203,008	—	37,503	7,344	74,192	36,316	597,730
210,424	4,110,437	28,274	25,975	197,749	26,418	429,591

453,420	28,748,695	57,698	6,348	370,045	26,315	534,071

890,713	35,514,494	91,378	36,326	567,794	57,857	1,011,089

—	—	—	—	—	—	—

$890,713	$35,514,494	$91,378	$36,326	$567,794	$57,857	$1,011,089

Principal Life Insurance Company - Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2017
	Dreyfus VIF Opportunistic Small Cap Service Shares Division	Dreyfus VIF Quality Bond Service Shares Division	Equity Income Class 1 Division

Assets
Investments in shares of mutual funds, at fair value	$5,431,238	$1,211,921	$65,605,741
Total assets	5,431,238	1,211,921	65,605,741
Total liabilities	—	—	—
Net assets	$5,431,238	$1,211,921	$65,605,741

Net assets
Applicable to accumulation units	$5,431,238	$1,211,921	$65,605,741
Total net assets	$5,431,238	$1,211,921	$65,605,741

Investments in shares of mutual funds, at cost	$3,195,692	$1,198,838	$53,517,972

Shares of mutual funds owned	92,070	101,757	2,515,557

Accumulation units outstanding	224,448	67,103	2,944,181

Statements of Operations
Year ended December 31, 2017
	Dreyfus VIF Opportunistic Small Cap Service Shares Division	Dreyfus VIF Quality Bond Service Shares Division	Equity Income Class 1 Division

Net investment income (loss)
Investment income:
Dividends	$—	$19,662	$1,349,093

Expenses:
Mortality and expense risks	—	—	1,170
Net investment income (loss)	—	19,662	1,347,923

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	275,868	(4,502)	2,260,199
Capital gains distributions	58,367	—	2,899,778
Total realized gains (losses) on investments	334,235	(4,502)	5,159,977

Change in net unrealized appreciation or depreciation of investments	741,503	26,897	5,017,164

Net gains (losses) on investments	1,075,738	42,057	11,525,064

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$1,075,738	$42,057	$11,525,064

See accompanying notes.

Fidelity VIP Asset Manager Service Class 2 Division	Fidelity VIP Contrafund Initial Class Division	Fidelity VIP Contrafund Service Class 2 Division	Fidelity VIP Equity-Income Initial Class Division	Fidelity VIP Equity-Income Service Class 2 Division	Fidelity VIP Government Money Market Service Class Division	Fidelity VIP Growth Service Class 2 Division

$2,065,204	$68,023,727	$94,554,843	$21,992,902	$23,876,304	$228,535,153	$19,030,994
2,065,204	68,023,727	94,554,843	21,992,902	23,876,304	228,535,153	19,030,994
—	—	—	—	—	—	—
$2,065,204	$68,023,727	$94,554,843	$21,992,902	$23,876,304	$228,535,153	$19,030,994

$2,065,204	$68,023,727	$94,554,843	$21,992,902	$23,876,304	$228,535,153	$19,030,994
$2,065,204	$68,023,727	$94,554,843	$21,992,902	$23,876,304	$228,535,153	$19,030,994

$2,102,120	$49,379,236	$79,452,243	$18,774,544	$21,089,370	$228,535,153	$14,278,738

138,977	1,792,929	2,552,087	920,590	1,023,855	228,535,153	261,199

86,489	1,067,541	2,470,713	544,145	900,720	22,700,025	630,624

Fidelity VIP Asset Manager Service Class 2 Division	Fidelity VIP Contrafund Initial Class Division	Fidelity VIP Contrafund Service Class 2 Division	Fidelity VIP Equity-Income Initial Class Division	Fidelity VIP Equity-Income Service Class 2 Division	Fidelity VIP Government Money Market Service Class Division	Fidelity VIP Growth Service Class 2 Division

$30,394	$645,634	$698,640	$360,307	$342,587	$1,378,230	$14,003

—	2,548	—	715	—	3,301	217
30,394	643,086	698,640	359,592	342,587	1,374,929	13,786

(44,918)	2,039,876	4,165,037	80,742	207,596	—	1,002,370
163,260	3,428,739	4,892,308	444,547	482,415	—	1,223,522
118,342	5,468,615	9,057,345	525,289	690,011	—	2,225,892

32,110	6,691,372	8,170,081	1,719,976	1,744,705	—	2,809,517

180,846	12,803,073	17,926,066	2,604,857	2,777,303	1,374,929	5,049,195

—	—	—	—	—	—	—

$180,846	$12,803,073	$17,926,066	$2,604,857	$2,777,303	$1,374,929	$5,049,195

Principal Life Insurance Company - Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2017
	Fidelity VIP High Income Initial Class Division	Fidelity VIP High Income Service Class 2 Division	Fidelity VIP Mid Cap Service Class 2 Division

Assets
Investments in shares of mutual funds, at fair value	$5,635,906	$21,247,896	$41,240,443
Total assets	5,635,906	21,247,896	41,240,443
Total liabilities	—	—	—
Net assets	$5,635,906	$21,247,896	$41,240,443

Net assets
Applicable to accumulation units	$5,635,906	$21,247,896	$41,240,443
Total net assets	$5,635,906	$21,247,896	$41,240,443

Investments in shares of mutual funds, at cost	$5,861,503	$21,424,946	$35,770,466

Shares of mutual funds owned	1,034,112	4,031,858	1,091,306

Accumulation units outstanding	224,608	707,442	977,323

Statements of Operations
Year ended December 31, 2017
	Fidelity VIP High Income Initial Class Division	Fidelity VIP High Income Service Class 2 Division	Fidelity VIP Mid Cap Service Class 2 Division

Net investment income (loss)
Investment income:
Dividends	$297,824	$1,110,717	$197,977

Expenses:
Mortality and expense risks	299	—	—
Net investment income (loss)	297,525	1,110,717	197,977

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(38,867)	(425,080)	816,150
Capital gains distributions	—	—	1,983,623
Total realized gains (losses) on investments	(38,867)	(425,080)	2,799,773

Change in net unrealized appreciation or depreciation of investments	121,338	802,311	4,939,532

Net gains (losses) on investments	379,996	1,487,948	7,937,282

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$379,996	$1,487,948	$7,937,282

(1) Commenced operations May 15, 2017. See accompanying notes.

Fidelity VIP Strategic Income Service Class 2 Division (1)	Franklin Income VIP Class 2 Division	Franklin Mutual Global Discovery VIP Class 2 Division	Franklin Mutual Shares VIP Class 2 Division	Franklin Rising Dividends VIP Class 2 Division	Franklin Small Cap Value VIP Class 2 Division	Franklin Strategic Income VIP Class 2 Division

$56,556	$16,257,450	$23,667,096	$10,408,582	$21,349,399	$22,858,820	$16,341,041
56,556	16,257,450	23,667,096	10,408,582	21,349,399	22,858,820	16,341,041
—	—	—	—	—	—	—
$56,556	$16,257,450	$23,667,096	$10,408,582	$21,349,399	$22,858,820	$16,341,041

$56,556	$16,257,450	$23,667,096	$10,408,582	$21,349,399	$22,858,820	$16,341,041
$56,556	$16,257,450	$23,667,096	$10,408,582	$21,349,399	$22,858,820	$16,341,041

$58,157	$15,165,153	$24,307,533	$10,446,375	$19,059,442	$21,747,592	$16,200,994

4,961	1,005,408	1,195,308	511,227	750,155	1,154,486	1,513,059

5,453	534,446	671,887	393,103	655,625	607,447	998,788

Fidelity VIP Strategic Income Service Class 2 Division (1)	Franklin Income VIP Class 2 Division	Franklin Mutual Global Discovery VIP Class 2 Division	Franklin Mutual Shares VIP Class 2 Division	Franklin Rising Dividends VIP Class 2 Division	Franklin Small Cap Value VIP Class 2 Division	Franklin Strategic Income VIP Class 2 Division

$1,604	$655,442	$491,198	$225,892	$296,042	$115,006	$440,090

—	—	—	—	—	7	—
1,604	655,442	491,198	225,892	296,042	114,999	440,090

(2)	(81,549)	(1,172,712)	(77,553)	(146,903)	(868,942)	(190,337)
277	—	1,563,997	409,651	705,143	1,572,924	—
275	(81,549)	391,285	332,098	558,240	703,982	(190,337)

(1,601)	922,286	1,307,575	186,347	2,829,247	1,469,166	356,466

278	1,496,179	2,190,058	744,337	3,683,529	2,288,147	606,219

—	—	—	—	—	—	—

$278	$1,496,179	$2,190,058	$744,337	$3,683,529	$2,288,147	$606,219

Principal Life Insurance Company - Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2017
	Franklin U.S. Government Securities VIP Class 2 Division	Goldman Sachs VIT Small Cap Equity Insights Institutional Shares Division	Government & High Quality Bond Class 1 Division

Assets
Investments in shares of mutual funds, at fair value	$1,104,078	$721,016	$43,180,576
Total assets	1,104,078	721,016	43,180,576
Total liabilities	—	—	—
Net assets	$1,104,078	$721,016	$43,180,576

Net assets
Applicable to accumulation units	$1,104,078	$721,016	$43,180,576
Total net assets	$1,104,078	$721,016	$43,180,576

Investments in shares of mutual funds, at cost	$1,141,184	$682,468	$45,671,471

Shares of mutual funds owned	91,397	52,783	4,424,239

Accumulation units outstanding	95,112	31,879	3,159,389

Statements of Operations
Year ended December 31, 2017
	Franklin U.S. Government Securities VIP Class 2 Division	Goldman Sachs VIT Small Cap Equity Insights Institutional Shares Division	Government & High Quality Bond Class 1 Division

Net investment income (loss)
Investment income:
Dividends	$30,788	$3,711	$1,736,955

Expenses:
Mortality and expense risks	—	—	1,639
Net investment income (loss)	30,788	3,711	1,735,316

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(13,270)	42,583	(497,099)
Capital gains distributions	—	75,987	—
Total realized gains (losses) on investments	(13,270)	118,570	(497,099)

Change in net unrealized appreciation or depreciation of investments	(1,887)	(46,784)	(440,175)

Net gains (losses) on investments	15,631	75,497	798,042

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$15,631	$75,497	$798,042

See accompanying notes.

International Emerging Markets Class 1 Division	Invesco American Franchise Series I Division	Invesco American Franchise Series II Division	Invesco American Value Series I Division	Invesco Core Equity Series I Division	Invesco Core Equity Series II Division	Invesco Global Health Care Series I Division

$52,398,059	$2,311,316	$2,089,158	$98,616	$7,252,958	$9,997,832	$17,406,847
52,398,059	2,311,316	2,089,158	98,616	7,252,958	9,997,832	17,406,847
—	—	—	—	—	—	—
$52,398,059	$2,311,316	$2,089,158	$98,616	$7,252,958	$9,997,832	$17,406,847

$52,398,059	$2,311,316	$2,089,158	$98,616	$7,252,958	$9,997,832	$17,406,847
$52,398,059	$2,311,316	$2,089,158	$98,616	$7,252,958	$9,997,832	$17,406,847

$41,963,060	$1,734,385	$1,667,472	$90,577	$6,548,962	$8,834,883	$18,674,518

2,700,931	36,705	34,361	5,365	197,521	276,336	658,353

1,143,194	114,005	104,498	8,918	309,858	300,329	616,069

International Emerging Markets Class 1 Division	Invesco American Franchise Series I Division	Invesco American Franchise Series II Division	Invesco American Value Series I Division	Invesco Core Equity Series I Division	Invesco Core Equity Series II Division	Invesco Global Health Care Series I Division

$573,378	$1,790	$—	$853	$71,919	$78,123	$64,977

1,315	165	—	—	290	—	171
572,063	1,625	—	853	71,629	78,123	64,806

838,906	91,047	45,597	1,703	200,410	150,864	(1,182,522)
—	174,562	158,129	1,220	360,243	508,685	902,565
838,906	265,609	203,726	2,923	560,653	659,549	(279,957)

13,192,132	256,571	234,113	4,769	212,599	411,987	2,898,751

14,603,101	523,805	437,839	8,545	844,881	1,149,659	2,683,600

—	—	—	—	—	—	—

$14,603,101	$523,805	$437,839	$8,545	$844,881	$1,149,659	$2,683,600

Principal Life Insurance Company - Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2017
	Invesco Global Real Estate Series I Division	Invesco International Growth Series I Division	Invesco Mid Cap Core Equity Series II Division

Assets
Investments in shares of mutual funds, at fair value	$910,501	$25,385,635	$686,954
Total assets	910,501	25,385,635	686,954
Total liabilities	—	—	—
Net assets	$910,501	$25,385,635	$686,954

Net assets
Applicable to accumulation units	$910,501	$25,385,635	$686,954
Total net assets	$910,501	$25,385,635	$686,954

Investments in shares of mutual funds, at cost	$892,393	$21,967,916	$645,805

Shares of mutual funds owned	52,358	636,391	48,685

Accumulation units outstanding	77,113	800,093	30,845

Statements of Operations
Year ended December 31, 2017
	Invesco Global Real Estate Series I Division	Invesco International Growth Series I Division	Invesco Mid Cap Core Equity Series II Division

Net investment income (loss)
Investment income:
Dividends	$27,000	$339,083	$2,142

Expenses:
Mortality and expense risks	—	—	34
Net investment income (loss)	27,000	339,083	2,108

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	16,689	500,473	12,282
Capital gains distributions	13,703	—	14,102
Total realized gains (losses) on investments	30,392	500,473	26,384

Change in net unrealized appreciation or depreciation of investments	48,824	3,776,706	54,359

Net gains (losses) on investments	106,216	4,616,262	82,851

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$106,216	$4,616,262	$82,851

(1) Represented the operations of Janus Aspen Balanced Service Shares Division until May 13, 2017.
(2) Represented the operations of Janus Aspen Enterprise Service Shares Division until May 13, 2017.
(3) Represented the operations of Janus Aspen Flexible Bond Service Shares Division until May 13, 2017.
(4) Represented the operations of Janus Aspen Forty Service Shares Division until May 13, 2017.

See accompanying notes.

Invesco Mid Cap Growth Series I Division	Invesco Small Cap Equity Series I Division	Invesco Technology Series I Division	Janus Henderson Balanced Service Shares Division (1)	Janus Henderson Enterprise Service Shares Division (2)	Janus Henderson Flexible Bond Service Shares Division (3)	Janus Henderson Forty Service Shares Division (4)

$2,563,072	$10,240,172	$6,285,142	$19,717,215	$44,649,036	$49,161,339	$10,018,133
2,563,072	10,240,172	6,285,142	19,717,215	44,649,036	49,161,339	10,018,133
—	—	—	—	—	—	—
$2,563,072	$10,240,172	$6,285,142	$19,717,215	$44,649,036	$49,161,339	$10,018,133

$2,563,072	$10,240,172	$6,285,142	$19,717,215	$44,649,036	$49,161,339	$10,018,133
$2,563,072	$10,240,172	$6,285,142	$19,717,215	$44,649,036	$49,161,339	$10,018,133

$2,299,245	$10,155,883	$5,303,339	$17,189,022	$37,980,502	$50,008,883	$9,019,140

456,062	511,497	273,624	531,605	669,702	3,861,849	264,750

140,404	495,759	403,334	627,196	1,275,308	2,221,225	453,932

Invesco Mid Cap Growth Series I Division	Invesco Small Cap Equity Series I Division	Invesco Technology Series I Division	Janus Henderson Balanced Service Shares Division (1)	Janus Henderson Enterprise Service Shares Division (2)	Janus Henderson Flexible Bond Service Shares Division (3)	Janus Henderson Forty Service Shares Division (4)

$—	$—	$—	$244,386	$206,923	$1,222,664	$—

143	24	390	—	99	—	—
(143)	(24)	(390)	244,386	206,824	1,222,664	—

40,528	(319,059)	184,219	238,174	847,933	(204,818)	(182,867)
152,895	429,427	328,855	33,605	2,406,610	—	477,997
193,423	110,368	513,074	271,779	3,254,543	(204,818)	295,130

254,537	1,166,184	1,055,168	2,390,643	5,652,142	594,658	1,764,625

447,817	1,276,528	1,567,852	2,906,808	9,113,509	1,612,504	2,059,755

—	—	—	—	—	—	—

$447,817	$1,276,528	$1,567,852	$2,906,808	$9,113,509	$1,612,504	$2,059,755

Principal Life Insurance Company - Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2017
	Janus Henderson Global Research Service Shares Division (1)	Janus Henderson Overseas Service Shares Division (2)	JP Morgan Core Bond Class I Division

Assets
Investments in shares of mutual funds, at fair value	$2,662,403	$3,649,229	$2,952,957
Total assets	2,662,403	3,649,229	2,952,957
Total liabilities	—	—	—
Net assets	$2,662,403	$3,649,229	$2,952,957

Net assets
Applicable to accumulation units	$2,662,403	$3,649,229	$2,952,957
Total net assets	$2,662,403	$3,649,229	$2,952,957

Investments in shares of mutual funds, at cost	$2,180,237	$3,134,625	$2,955,652

Shares of mutual funds owned	53,068	118,713	269,923

Accumulation units outstanding	124,511	129,654	203,254

Statements of Operations
Year ended December 31, 2017
	Janus Henderson Global Research Service Shares Division (1)	Janus Henderson Overseas Service Shares Division (2)	JP Morgan Core Bond Class I Division

Net investment income (loss)
Investment income:
Dividends	$16,324	$59,267	$87,768

Expenses:
Mortality and expense risks	—	—	—
Net investment income (loss)	16,324	59,267	87,768

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	124,044	(439,371)	(25,539)
Capital gains distributions	—	—	—
Total realized gains (losses) on investments	124,044	(439,371)	(25,539)

Change in net unrealized appreciation or depreciation of investments	427,118	1,373,487	66,310

Net gains (losses) on investments	567,486	993,383	128,539

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$567,486	$993,383	$128,539

(1) Represented the operations of Janus Aspen Global Research Service Shares Division until May 13, 2017.
(2) Represented the operations of Janus Aspen Overseas Service Shares Division until May 13, 2017.

See accompanying notes.

JP Morgan Small Cap Core Class I Division	LargeCap Growth Class 1 Division	LargeCap Growth I Class 1 Division	LargeCap S&P 500 Index Class 1 Division	LargeCap Value Class 1 Division	Lord Abbett Series Fund Developing Growth Class VC Division	Lord Abbett Series Fund International Opportunities Class VC Division

$5,929,932	$60,133,462	$187,992,159	$158,276,427	$70,926,329	$10,935	$166,997
5,929,932	60,133,462	187,992,159	158,276,427	70,926,329	10,935	166,997
—	—	—	—	—	—	—
$5,929,932	$60,133,462	$187,992,159	$158,276,427	$70,926,329	$10,935	$166,997

$5,929,932	$60,133,462	$187,992,159	$158,276,427	$70,926,329	$10,935	$166,997
$5,929,932	$60,133,462	$187,992,159	$158,276,427	$70,926,329	$10,935	$166,997

$4,921,415	$37,490,825	$150,792,186	$124,149,771	$64,497,481	$9,431	$164,736

231,277	1,833,896	6,029,255	8,763,922	2,187,734	388	16,937

149,763	1,884,196	3,682,287	5,890,714	1,881,155	758	12,273

JP Morgan Small Cap Core Class I Division	LargeCap Growth Class 1 Division	LargeCap Growth I Class 1 Division	LargeCap S&P 500 Index Class 1 Division	LargeCap Value Class 1 Division	Lord Abbett Series Fund Developing Growth Class VC Division	Lord Abbett Series Fund International Opportunities Class VC Division

$19,509	$202,412	$54,336	$2,366,068	$1,272,574	$—	$1,663

—	685	693	720	30,687	—	—
19,509	201,727	53,643	2,365,348	1,241,887	—	1,663

158,823	2,609,885	1,719,823	4,851,768	182,078	92	2,240
42,830	—	8,736,450	2,928,549	3,734,960	—	13,161
201,653	2,609,885	10,456,273	7,780,317	3,917,038	92	15,401

655,287	13,122,428	38,191,610	16,805,532	5,259,951	1,525	2,338

876,449	15,934,040	48,701,526	26,951,197	10,418,876	1,617	19,402

—	—	—	—	—	—	—

$876,449	$15,934,040	$48,701,526	$26,951,197	$10,418,876	$1,617	$19,402

Principal Life Insurance Company - Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2017
	MFS Blended Research Small Cap Equity Service Class Division	MFS Global Equity Service Class Division	MFS Growth Service Class Division

Assets
Investments in shares of mutual funds, at fair value	$98,470	$6,894,666	$29,260,694
Total assets	98,470	6,894,666	29,260,694
Total liabilities	—	—	—
Net assets	$98,470	$6,894,666	$29,260,694

Net assets
Applicable to accumulation units	$98,470	$6,894,666	$29,260,694
Total net assets	$98,470	$6,894,666	$29,260,694

Investments in shares of mutual funds, at cost	$97,670	$6,225,960	$24,802,182

Shares of mutual funds owned	7,505	315,401	619,012

Accumulation units outstanding	7,227	252,422	767,171

Statements of Operations
Year ended December 31, 2017
	MFS Blended Research Small Cap Equity Service Class Division	MFS Global Equity Service Class Division	MFS Growth Service Class Division

Net investment income (loss)
Investment income:
Dividends	$506	$42,569	$—

Expenses:
Mortality and expense risks	—	—	—
Net investment income (loss)	506	42,569	—

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	246	62,053	530,225
Capital gains distributions	8,613	246,477	1,032,623
Total realized gains (losses) on investments	8,859	308,530	1,562,848

Change in net unrealized appreciation or depreciation of investments	263	807,342	4,924,124

Net gains (losses) on investments	9,628	1,158,441	6,486,972

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$9,628	$1,158,441	$6,486,972

See accompanying notes.

MFS Inflation-Adjusted Bond Service Class Division	MFS International Value Service Class Division	MFS Mid Cap Growth Service Class Division	MFS Mid Cap Value Portfolio Service Class Division	MFS New Discovery Service Class Division	MFS New Discovery Value Service Class Division	MFS Research International Portfolio Service Class Division

$52,008	$11,636,335	$693,854	$1,082,668	$11,405,719	$280,564	$2,944,824
52,008	11,636,335	693,854	1,082,668	11,405,719	280,564	2,944,824
—	—	—	—	—	—	—
$52,008	$11,636,335	$693,854	$1,082,668	$11,405,719	$280,564	$2,944,824

$52,008	$11,636,335	$693,854	$1,082,668	$11,405,719	$280,564	$2,944,824
$52,008	$11,636,335	$693,854	$1,082,668	$11,405,719	$280,564	$2,944,824

$50,829	$9,865,807	$613,040	$997,741	$9,520,538	$274,346	$2,559,649

4,870	418,573	77,181	121,239	614,201	25,391	174,871

4,989	749,103	27,108	89,331	343,410	20,212	253,433

MFS Inflation-Adjusted Bond Service Class Division	MFS International Value Service Class Division	MFS Mid Cap Growth Service Class Division	MFS Mid Cap Value Portfolio Service Class Division	MFS New Discovery Service Class Division	MFS New Discovery Value Service Class Division	MFS Research International Portfolio Service Class Division

$—	$134,458	$—	$10,983	$—	$1,171	$41,800

—	—	—	—	39	—	—
—	134,458	—	10,983	(39)	1,171	41,800

3,241	331,328	12,626	19,974	67,153	3,344	(23,090)
—	9,803	38,914	32,271	213,924	14,140	—
3,241	341,131	51,540	52,245	281,077	17,484	(23,090)

1,901	1,807,248	95,757	65,370	2,132,306	3,271	566,544

5,142	2,282,837	147,297	128,598	2,413,344	21,926	585,254

—	—	—	—	—	—	—

$5,142	$2,282,837	$147,297	$128,598	$2,413,344	$21,926	$585,254

Principal Life Insurance Company - Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2017
	MFS Total Return Service Class Division	MFS Utilities Service Class Division	MFS Value Service Class Division

Assets
Investments in shares of mutual funds, at fair value	$2,181,280	$3,765,419	$38,445,176
Total assets	2,181,280	3,765,419	38,445,176
Total liabilities	—	—	—
Net assets	$2,181,280	$3,765,419	$38,445,176

Net assets
Applicable to accumulation units	$2,181,280	$3,765,419	$38,445,176
Total net assets	$2,181,280	$3,765,419	$38,445,176

Investments in shares of mutual funds, at cost	$2,094,007	$3,632,917	$35,211,399

Shares of mutual funds owned	89,839	129,932	1,870,811

Accumulation units outstanding	118,116	222,567	1,124,909

Statements of Operations
Year ended December 31, 2017
	MFS Total Return Service Class Division	MFS Utilities Service Class Division	MFS Value Service Class Division

Net investment income (loss)
Investment income:
Dividends	$40,268	$162,646	$616,590

Expenses:
Mortality and expense risks	—	—	—
Net investment income (loss)	40,268	162,646	616,590

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	28,473	(102,719)	684,474
Capital gains distributions	51,690	—	1,428,205
Total realized gains (losses) on investments	80,163	(102,719)	2,112,679

Change in net unrealized appreciation or depreciation of investments	73,166	455,607	2,927,344

Net gains (losses) on investments	193,597	515,534	5,656,613

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$193,597	$515,534	$5,656,613

See accompanying notes.

MidCap Class 1 Division	Multi-Asset Income Class 1 Division	Neuberger Berman AMT Guardian Class I Division	Neuberger Berman AMT Large Cap Value Class I Division	Neuberger Berman AMT Mid Cap Growth Portfolio Class S Division	Oppenheimer Main Street Small Cap Service Shares Division	PIMCO All Asset Administrative Class Division

$209,663,834	$65,862	$3,643,531	$5,974,153	$770,248	$4,588,861	$3,161,875
209,663,834	65,862	3,643,531	5,974,153	770,248	4,588,861	3,161,875
—	—	—	—	—	—	—
$209,663,834	$65,862	$3,643,531	$5,974,153	$770,248	$4,588,861	$3,161,875

$209,663,834	$65,862	$3,643,531	$5,974,153	$770,248	$4,588,861	$3,161,875
$209,663,834	$65,862	$3,643,531	$5,974,153	$770,248	$4,588,861	$3,161,875

$171,551,436	$62,757	$3,804,720	$5,140,084	$662,602	$4,116,837	$3,021,507

3,528,506	5,860	225,605	357,519	29,889	180,522	291,417

2,187,912	5,610	116,900	293,593	61,757	171,584	242,433

MidCap Class 1 Division	Multi-Asset Income Class 1 Division	Neuberger Berman AMT Guardian Class I Division	Neuberger Berman AMT Large Cap Value Class I Division	Neuberger Berman AMT Mid Cap Growth Portfolio Class S Division	Oppenheimer Main Street Small Cap Service Shares Division	PIMCO All Asset Administrative Class Division

$1,081,015	$850	$11,254	$34,286	$—	$28,662	$137,837

119,260	—	—	—	—	—	—
961,755	850	11,254	34,286	—	28,662	137,837

5,363,869	57	(426,763)	52,668	8,691	18,406	(7,528)
13,097,047	122	411,189	160,438	15,032	239,032	—
18,460,916	179	(15,574)	213,106	23,723	257,438	(7,528)

24,860,357	3,070	790,965	471,432	136,905	287,429	223,043

44,283,028	4,099	786,645	718,824	160,628	573,529	353,352

—	—	—	—	—	—	—

$44,283,028	$4,099	$786,645	$718,824	$160,628	$573,529	$353,352

Principal Life Insurance Company - Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2017
	PIMCO Commodity Real Return Strategy Administrative Class Division	PIMCO Emerging Market Bond Administrative Class Division	PIMCO High Yield Administrative Class Division

Assets
Investments in shares of mutual funds, at fair value	$670,804	$1,297,522	$11,845,252
Total assets	670,804	1,297,522	11,845,252
Total liabilities	—	—	—
Net assets	$670,804	$1,297,522	$11,845,252

Net assets
Applicable to accumulation units	$670,804	$1,297,522	$11,845,252
Total net assets	$670,804	$1,297,522	$11,845,252

Investments in shares of mutual funds, at cost	$676,561	$1,234,597	$11,469,314

Shares of mutual funds owned	93,688	98,746	1,505,115

Accumulation units outstanding	104,769	100,503	660,301

Statements of Operations
Year ended December 31, 2017
	PIMCO Commodity Real Return Strategy Administrative Class Division	PIMCO Emerging Market Bond Administrative Class Division	PIMCO High Yield Administrative Class Division

Net investment income (loss)
Investment income:
Dividends	$61,180	$55,516	$502,102

Expenses:
Mortality and expense risks	—	—	—
Net investment income (loss)	61,180	55,516	502,102

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(482)	29,609	73,785
Capital gains distributions	—	—	—
Total realized gains (losses) on investments	(482)	29,609	73,785

Change in net unrealized appreciation or depreciation of investments	(40,514)	13,204	62,741

Net gains (losses) on investments	20,184	98,329	638,628

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$20,184	$98,329	$638,628

See accompanying notes.

PIMCO Long-Term U.S. Government Administrative Class Division	PIMCO Low Duration Administrative Class Division	PIMCO Real Return Administrative Class Division	PIMCO Short-Term Administrative Class Division	PIMCO Total Return Administrative Class Division	Principal Capital Appreciation Class 1 Division	Principal LifeTime 2010 Class 1 Division

$723,674	$30,500	$10,701,100	$24,165,922	$44,213,121	$20,451,341	$17,413,882
723,674	30,500	10,701,100	24,165,922	44,213,121	20,451,341	17,413,882
—	—	—	—	—	—	—
$723,674	$30,500	$10,701,100	$24,165,922	$44,213,121	$20,451,341	$17,413,882

$723,674	$30,500	$10,701,100	$24,165,922	$44,213,121	$20,451,341	$17,413,882
$723,674	$30,500	$10,701,100	$24,165,922	$44,213,121	$20,451,341	$17,413,882

$728,656	$30,522	$10,706,094	$24,022,414	$44,369,357	$16,638,896	$16,407,309

59,075	2,979	861,602	2,330,368	4,041,419	716,585	1,298,574

60,259	2,987	829,812	2,133,312	3,269,974	1,573,531	860,608

PIMCO Long-Term U.S. Government Administrative Class Division	PIMCO Low Duration Administrative Class Division	PIMCO Real Return Administrative Class Division	PIMCO Short-Term Administrative Class Division	PIMCO Total Return Administrative Class Division	Principal Capital Appreciation Class 1 Division	Principal LifeTime 2010 Class 1 Division

$15,407	$194	$240,637	$343,750	$768,725	$237,992	$346,329

—	—	—	—	—	407	—
15,407	194	240,637	343,750	768,725	237,585	346,329

2,640	11	(158,019)	24,939	(372,416)	339,960	281,671
—	—	—	—	—	—	223,807
2,640	11	(158,019)	24,939	(372,416)	339,960	505,478

43,144	(22)	280,160	101,544	1,369,882	2,987,475	934,017

61,191	183	362,778	470,233	1,766,191	3,565,020	1,785,824

—	—	—	—	—	—	—

$61,191	$183	$362,778	$470,233	$1,766,191	$3,565,020	$1,785,824

Principal Life Insurance Company - Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2017
	Principal LifeTime 2020 Class 1 Division	Principal LifeTime 2030 Class 1 Division	Principal LifeTime 2040 Class 1 Division

Assets
Investments in shares of mutual funds, at fair value	$92,473,824	$81,208,684	$45,470,025
Total assets	92,473,824	81,208,684	45,470,025
Total liabilities	—	—	—
Net assets	$92,473,824	$81,208,684	$45,470,025

Net assets
Applicable to accumulation units	$92,473,824	$81,208,684	$45,470,025
Total net assets	$92,473,824	$81,208,684	$45,470,025

Investments in shares of mutual funds, at cost	$86,755,183	$74,000,535	$39,525,487

Shares of mutual funds owned	6,553,779	6,166,187	2,847,215

Accumulation units outstanding	4,007,646	3,400,097	1,796,765

Statements of Operations
Year ended December 31, 2017
	Principal LifeTime 2020 Class 1 Division	Principal LifeTime 2030 Class 1 Division	Principal LifeTime 2040 Class 1 Division

Net investment income (loss)
Investment income:
Dividends	$1,752,297	$1,177,750	$554,518

Expenses:
Mortality and expense risks	904	322	—
Net investment income (loss)	1,751,393	1,177,428	554,518

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	117,936	(228,442)	467,037
Capital gains distributions	1,016,669	886,274	325,157
Total realized gains (losses) on investments	1,134,605	657,832	792,194

Change in net unrealized appreciation or depreciation of investments	9,346,295	9,791,971	6,008,664

Net gains (losses) on investments	12,232,293	11,627,231	7,355,376

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$12,232,293	$11,627,231	$7,355,376

(1) Commenced operations May 12, 2017. See accompanying notes.

Principal LifeTime 2050 Class 1 Division	Principal LifeTime 2060 Class 1 Division	Principal LifeTime Strategic Income Class 1 Division	Putnam VT Equity Income Class IB Division (1)	Putnam VT Growth Opportunities Class IB Division	Putnam VT International Equity Class IB Division	Real Estate Securities Class 1 Division

$18,728,247	$4,690,717	$9,247,861	$863,116	$27,936,892	$916,109	$75,297,380
18,728,247	4,690,717	9,247,861	863,116	27,936,892	916,109	75,297,380
—	—	—	—	—	—	—
$18,728,247	$4,690,717	$9,247,861	$863,116	$27,936,892	$916,109	$75,297,380

$18,728,247	$4,690,717	$9,247,861	$863,116	$27,936,892	$916,109	$75,297,380
$18,728,247	$4,690,717	$9,247,860	$863,116	$27,936,892	$916,109	$75,297,380

$15,946,447	$4,187,735	$8,790,055	$770,526	$21,699,298	$796,820	$74,394,866

1,198,992	326,197	763,655	32,339	2,802,095	60,073	3,651,667

725,638	311,001	512,445	76,317	2,123,158	42,725	974,287

Principal LifeTime 2050 Class 1 Division	Principal LifeTime 2060 Class 1 Division	Principal LifeTime Strategic Income Class 1 Division	Putnam VT Equity Income Class IB Division (1)	Putnam VT Growth Opportunities Class IB Division	Putnam VT International Equity Class IB Division	Real Estate Securities Class 1 Division

$243,416	$29,775	$214,563	$—	$25,868	$18,216	$1,327,922

17	—	—	—	144	—	557
243,399	29,775	214,563	—	25,724	18,216	1,327,365

693,857	46,488	120,541	1,313	375,271	(961)	4,038,659
154,393	16,950	—	—	333,409	—	7,267,404
848,250	63,438	120,541	1,313	708,680	(961)	11,306,063

2,589,254	514,327	428,212	92,590	6,074,108	172,404	(5,928,633)

3,680,903	607,540	763,316	93,903	6,808,512	189,659	6,704,795

—	—	—	—	—	—	—

$3,680,903	$607,540	$763,316	$93,903	$6,808,512	$189,659	$6,704,795

Principal Life Insurance Company - Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2017
	SAM Balanced Portfolio Class 1 Division	SAM Conservative Balanced Portfolio Class 1 Division	SAM Conservative Growth Portfolio Class 1 Division

Assets
Investments in shares of mutual funds, at fair value	$77,136,822	$42,523,622	$62,036,232
Total assets	77,136,822	42,523,622	62,036,232
Total liabilities	—	—	—
Net assets	$77,136,822	$42,523,622	$62,036,232

Net assets
Applicable to accumulation units	$77,136,822	$42,523,622	$62,036,232
Total net assets	$77,136,822	$42,523,622	$62,036,232

Investments in shares of mutual funds, at cost	$76,662,370	$41,828,623	$55,660,446

Shares of mutual funds owned	4,854,425	3,448,793	3,123,678

Accumulation units outstanding	4,082,224	2,362,548	3,228,538

Statements of Operations
Year ended December 31, 2017
	SAM Balanced Portfolio Class 1 Division	SAM Conservative Balanced Portfolio Class 1 Division	SAM Conservative Growth Portfolio Class 1 Division

Net investment income (loss)
Investment income:
Dividends	$1,555,123	$1,130,908	$894,872

Expenses:
Mortality and expense risks	2,844	141	913
Net investment income (loss)	1,552,279	1,130,767	893,959

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(1,047,719)	(443,545)	655,267
Capital gains distributions	1,711,837	429,492	1,254,687
Total realized gains (losses) on investments	664,118	(14,053)	1,909,954

Change in net unrealized appreciation or depreciation of investments	8,050,062	3,265,341	7,402,045

Net gains (losses) on investments	10,266,459	4,382,055	10,205,958

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$10,266,459	$4,382,055	$10,205,958

(1) Commenced operations May 15, 2017. See accompanying notes.

SAM Flexible Income Portfolio Class 1 Division	SAM Strategic Growth Portfolio Class 1 Division	Short-Term Income Class 1 Division	SmallCap Class 1 Division	T. Rowe Price Equity Income Portfolio II Division	T. Rowe Price Health Sciences Portfolio II Division (1)	Templeton Developing Markets VIP Class 2 Division

$23,581,724	$59,384,372	$43,851,281	$90,502,201	$2,646,203	$1,827	$7,663,589
23,581,724	59,384,372	43,851,281	90,502,201	2,646,203	1,827	7,663,589
—	—	—	—	—	—	—
$23,581,724	$59,384,372	$43,851,281	$90,502,201	$2,646,203	$1,827	$7,663,589

$23,581,724	$59,384,372	$43,851,281	$90,502,201	$2,646,203	$1,827	$7,663,589
$23,581,724	$59,384,372	$43,851,281	$90,502,201	$2,646,203	$1,827	$7,663,589

$23,386,375	$53,873,294	$44,146,515	$74,499,098	$2,553,658	$1,854	$6,082,784

1,820,983	2,734,087	17,196,581	5,292,526	90,748	45	749,129

1,336,525	3,069,893	3,319,341	2,674,686	114,815	162	394,504

SAM Flexible Income Portfolio Class 1 Division	SAM Strategic Growth Portfolio Class 1 Division	Short-Term Income Class 1 Division	SmallCap Class 1 Division	T. Rowe Price Equity Income Portfolio II Division	T. Rowe Price Health Sciences Portfolio II Division (1)	Templeton Developing Markets VIP Class 2 Division

$746,733	$787,906	$844,275	$336,666	$38,601	$—	$65,680

439	408	321	1,754	—	—	—
746,294	787,498	843,954	334,912	38,601	—	65,680

(229,491)	1,455,156	(196,229)	2,109,897	26,531	—	(162,116)
161,428	1,518,625	—	—	248,545	76	—
(68,063)	2,973,781	(196,229)	2,109,897	275,076	76	(162,116)

1,102,674	7,352,778	366,471	8,377,954	55,955	(27)	2,330,974

1,780,905	11,114,057	1,014,196	10,822,763	369,632	49	2,234,538

—	—	—	—	—	—	—

$1,780,905	$11,114,057	$1,014,196	$10,822,763	$369,632	$49	$2,234,538

Principal Life Insurance Company - Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2017
	Templeton Foreign VIP Class 2 Division	Templeton Global Bond VIP Class 2 Division	TOPS Managed Risk Balanced ETF Class 2 Division

Assets
Investments in shares of mutual funds, at fair value	$15,452,388	$19,533,250	$651,582
Total assets	15,452,388	19,533,250	651,582
Total liabilities	—	—	—
Net assets	$15,452,388	$19,533,250	$651,582

Net assets
Applicable to accumulation units	$15,452,388	$19,533,250	$651,582
Total net assets	$15,452,388	$19,533,250	$651,582

Investments in shares of mutual funds, at cost	$14,260,387	$19,693,857	$617,045

Shares of mutual funds owned	998,861	1,183,116	53,496

Accumulation units outstanding	1,192,993	1,215,821	48,616

Statements of Operations
Year ended December 31, 2017
	Templeton Foreign VIP Class 2 Division	Templeton Global Bond VIP Class 2 Division	TOPS Managed Risk Balanced ETF Class 2 Division

Net investment income (loss)
Investment income:
Dividends	$380,341	$—	$7,435

Expenses:
Mortality and expense risks	—	7	3
Net investment income (loss)	380,341	(7)	7,432

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(161,384)	(507,170)	3,006
Capital gains distributions	—	65,010	757
Total realized gains (losses) on investments	(161,384)	(442,160)	3,763

Change in net unrealized appreciation or depreciation of investments	1,994,161	741,589	40,909

Net gains (losses) on investments	2,213,118	299,422	52,104

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$2,213,118	$299,422	$52,104

See accompanying notes.

TOPS Managed Risk Growth ETF Class 2 Division	TOPS Managed Risk Moderate Growth ETF Class 2 Division	VanEck Global Hard Assets Class S Division	VanEck Global Hard Assets Initial Class Division	Vanguard VIF Balanced Division	Vanguard VIF Equity Index Division	Vanguard VIF Mid-Cap Index Division

$1,192,466	$1,970,611	$1,138,957	$9,552,682	$46,265,171	$140,643,850	$76,988,439
1,192,466	1,970,611	1,138,957	9,552,682	46,265,171	140,643,850	76,988,439
—	—	—	—	—	—	—
$1,192,466	$1,970,611	$1,138,957	$9,552,682	$46,265,171	$140,643,850	$76,988,439

$1,192,466	$1,970,611	$1,138,957	$9,552,682	$46,265,171	$140,643,850	$76,988,439
$1,192,466	$1,970,611	$1,138,957	$9,552,682	$46,265,171	$140,643,850	$76,988,439

$1,065,377	$1,811,704	$1,092,717	$8,896,460	$42,025,085	$111,449,614	$68,189,210

94,715	155,657	49,802	402,557	1,865,531	3,416,173	3,245,718

82,867	138,859	161,147	1,144,378	1,375,591	4,299,232	1,885,435

TOPS Managed Risk Growth ETF Class 2 Division	TOPS Managed Risk Moderate Growth ETF Class 2 Division	VanEck Global Hard Assets Class S Division	VanEck Global Hard Assets Initial Class Division	Vanguard VIF Balanced Division	Vanguard VIF Equity Index Division	Vanguard VIF Mid-Cap Index Division

$17,419	$27,456	$—	$—	$1,149,566	$2,289,362	$811,286

11	—	429	—	—	—	—
17,408	27,456	(429)	—	1,149,566	2,289,362	811,286

374,774	6,618	(34,213)	(216,305)	1,288,988	5,763,800	1,048,411
—	—	—	—	1,810,719	3,910,256	2,965,402
374,774	6,618	(34,213)	(216,305)	3,099,707	9,674,056	4,013,813

(68,653)	188,275	(2,499)	(96,479)	2,629,181	13,508,332	7,347,566

323,529	222,349	(37,141)	(312,784)	6,878,454	25,471,750	12,172,665

—	—	—	—	—	—	—

$323,529	$222,349	$(37,141)	$(312,784)	$6,878,454	$25,471,750	$12,172,665

Principal Life Insurance Company - Variable Life Separate Account

Statements of Assets and Liabilities
December 31, 2017
	Wanger International Division	Wells Fargo VT Index Asset Allocation Class 2 Division	Wells Fargo VT Omega Growth Class 2 Division

Assets
Investments in shares of mutual funds, at fair value	$1,217,331	$2,827,804	$8,069,976
Total assets	1,217,331	2,827,804	8,069,976
Total liabilities	—	—	—
Net assets	$1,217,331	$2,827,804	$8,069,976

Net assets
Applicable to accumulation units	$1,217,331	$2,827,804	$8,069,976
Total net assets	$1,217,331	$2,827,804	$8,069,976

Investments in shares of mutual funds, at cost	$1,094,184	$2,467,905	$7,178,954

Shares of mutual funds owned	39,472	138,279	289,143

Accumulation units outstanding	102,195	97,174	289,631

Statements of Operations
Year ended December 31, 2017
	Wanger International Division	Wells Fargo VT Index Asset Allocation Class 2 Division	Wells Fargo VT Omega Growth Class 2 Division

Net investment income (loss)
Investment income:
Dividends	$10,026	$19,299	$883

Expenses:
Mortality and expense risks	—	45	61
Net investment income (loss)	10,026	19,254	822

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	5,486	52,422	(230,068)
Capital gains distributions	4,249	106,375	224,489
Total realized gains (losses) on investments	9,735	158,797	(5,579)

Change in net unrealized appreciation or depreciation of investments	153,104	126,306	2,089,032

Net gains (losses) on investments	172,865	304,357	2,084,275

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$172,865	$304,357	$2,084,275

See accompanying notes.

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Principal Life Insurance Company Variable Life Separate Account Statements of Changes in Net Assets Years ended December 31, 2017 and 2016
	AllianceBernstein Global Thematic Growth Class A Division	AllianceBernstein International Growth Class A Division

Net assets as of January 1, 2016	$370,797	$829,727

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—
Total realized gains (losses) on investments	(4,318)	19,964
Change in net unrealized appreciation or depreciation of investments	5,983	(40,263)
Net gains (losses) on investments	1,665	(20,299)
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	1,665	(20,299)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	155,002	215,865
Contract terminations and surrenders	(5,447)	—
Death benefit payments	—	—
Policy loan transfers	(24,061)	—
Transfers to other contracts	(102,534)	(431,978)
Cost of insurance and administration charges	(6,799)	(12,615)
Mortality and expenses charges	(834)	(1,636)
Surrender charges	479	—
Increase (decrease) in net assets from policy related transactions	15,806	(230,364)
Total increase (decrease)	17,471	(250,663)
Net assets as of December 31, 2016	388,268	579,064

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,136	7,979
Total realized gains (losses) on investments	5,743	9,289
Change in net unrealized appreciation or depreciation of investments	126,770	181,256
Net gains (losses) on investments	134,649	198,524
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	134,649	198,524
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	123,892	153,314
Contract terminations and surrenders	(24,700)	(17,938)
Death benefit payments	—	—
Policy loan transfers	—	—
Transfers to other contracts	(75,986)	(145,206)
Cost of insurance and administration charges	(7,117)	(12,320)
Mortality and expenses charges	(1,005)	(1,876)
Surrender charges	1,540	729
Increase (decrease) in net assets from policy related transactions	16,624	(23,297)
Total increase (decrease)	151,273	175,227
Net assets as of December 31, 2017	$539,541	$754,291

See accompanying notes.

AllianceBernstein International Value Class A Division	AllianceBernstein Small Cap Growth Class A Division	AllianceBernstein Small/Mid Cap Value Class A Division	American Century VP Capital Appreciation Class II Division	American Century VP Income & Growth Class I Division	American Century VP Income & Growth Class II Division

$794,563	$1,790,328	$4,041,782	$866,616	$2,778,144	$5,019,782

14,080	—	28,194	—	65,789	108,647
(6,824)	202,927	20,610	72,300	209,195	29,697
568	(131,308)	1,033,648	(30,100)	75,998	489,954
7,824	71,619	1,082,452	42,200	350,982	628,298
—	—	—	—	—	—
7,824	71,619	1,082,452	42,200	350,982	628,298

488,633	394,057	1,971,687	486,648	223,081	1,784,004
(9,670)	(154,999)	(127,913)	(5,499)	(168,128)	(362,239)
—	(1,628)	(9,758)	—	(8,567)	(13,475)
(1,191)	(2,811)	(14,999)	(3,238)	(23,004)	(99,818)
(153,497)	(351,692)	(1,255,230)	(156,987)	(162,265)	(1,485,996)
(28,058)	(41,684)	(111,489)	(22,012)	(113,283)	(164,625)
(2,997)	(4,673)	(12,920)	(2,998)	(7,648)	(16,215)
(3,365)	2,418	1,279	22	(325)	(1,783)
289,855	(161,012)	440,657	295,936	(260,139)	(360,147)
297,679	(89,393)	1,523,109	338,136	90,843	268,151
1,092,242	1,700,935	5,564,891	1,204,752	2,868,987	5,287,933

35,007	—	26,388	—	71,702	116,892
11,397	(286,090)	206,966	174,488	199,602	362,349
252,815	815,785	479,756	81,945	295,013	553,627
299,219	529,695	713,110	256,433	566,317	1,032,868
—	—	—	—	—	—
299,219	529,695	713,110	256,433	566,317	1,032,868

479,295	540,103	1,670,738	191,699	244,789	1,908,407
(24,052)	(180,828)	(109,160)	(21,251)	(83,119)	(449,881)
—	—	—	—	(15,501)	(516)
(5,780)	(6,849)	(54,203)	(40,806)	18,810	(108,417)
(83,047)	(495,532)	(1,722,475)	(108,875)	(240,543)	(1,370,211)
(33,406)	(40,968)	(128,781)	(30,994)	(96,833)	(158,225)
(4,044)	(5,346)	(17,118)	(4,681)	(7,468)	(15,642)
(1,791)	3,268	4,730	(926)	(141)	(14,292)
327,175	(186,152)	(356,269)	(15,834)	(180,006)	(208,777)
626,394	343,543	356,841	240,599	386,311	824,091
$1,718,636	$2,044,478	$5,921,732	$1,445,351	$3,255,298	$6,112,024

Principal Life Insurance Company Variable Life Separate Account Statements of Changes in Net Assets Years ended December 31, 2017 and 2016
	American Century VP Inflation Protection Class II Division	American Century VP International Class II Division

Net assets as of January 1, 2016	$1,344,771	$1,328,060

Increase (decrease) in net assets
Operations:
Net investment income (loss)	26,562	12,311
Total realized gains (losses) on investments	(26,817)	(49,185)
Change in net unrealized appreciation or depreciation of investments	57,204	(31,681)
Net gains (losses) on investments	56,949	(68,555)
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	56,949	(68,555)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	762,354	836,759
Contract terminations and surrenders	(27,803)	(334)
Death benefit payments	—	(5,244)
Policy loan transfers	(29,224)	(10,666)
Transfers to other contracts	(448,718)	(944,645)
Cost of insurance and administration charges	(72,980)	(18,534)
Mortality and expenses charges	(5,904)	(2,200)
Surrender charges	(2,573)	22
Increase (decrease) in net assets from policy related transactions	175,152	(144,842)
Total increase (decrease)	232,101	(213,397)
Net assets as of December 31, 2016	1,576,872	1,114,663

Increase (decrease) in net assets
Operations:
Net investment income (loss)	42,080	8,491
Total realized gains (losses) on investments	(15,311)	31,575
Change in net unrealized appreciation or depreciation of investments	30,805	276,422
Net gains (losses) on investments	57,574	316,488
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	57,574	316,488
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	301,634	531,047
Contract terminations and surrenders	(27,422)	(53,769)
Death benefit payments	—	(574)
Policy loan transfers	(34,360)	(19,062)
Transfers to other contracts	(112,474)	(428,044)
Cost of insurance and administration charges	(105,009)	(23,731)
Mortality and expenses charges	(7,679)	(3,811)
Surrender charges	(1,499)	668
Increase (decrease) in net assets from policy related transactions	13,191	2,724
Total increase (decrease)	70,765	319,212
Net assets as of December 31, 2017	$1,647,637	$1,433,875

See accompanying notes.

American Century VP Mid Cap Value Class II Division	American Century VP Ultra Class I Division	American Century VP Ultra Class II Division	American Century VP Value Class II Division	American Funds Insurance Series Blue Chip Income and Growth Class 2 Division	American Funds Insurance Series Global Bond Class 2 Division

$16,871,096	$2,014,631	$3,911,313	$28,900,205	$359,860	$—

322,725	6,642	7,569	482,933	34,920	5,448
1,530,978	183,035	276,833	1,355,356	85,404	593
2,482,719	(101,117)	(119,234)	3,826,764	53,338	(45,431)
4,336,422	88,560	165,168	5,665,053	173,662	(39,390)
—	—	—	—	—	—
4,336,422	88,560	165,168	5,665,053	173,662	(39,390)

12,925,095	175,903	485,526	7,788,849	2,250,614	1,005,805
(851,831)	(87,613)	(125,502)	(556,020)	(320,894)	—
(3,796)	—	(17,954)	(33,142)	—	—
(103,659)	5,745	(52,294)	(93,421)	(16,447)	—
(6,635,432)	(84,263)	(446,199)	(7,081,997)	(230,250)	(3,401)
(452,072)	(101,590)	(100,103)	(658,723)	(33,171)	(4,432)
(58,015)	(6,655)	(9,233)	(68,084)	(3,149)	(520)
26,594	(165)	(629)	(4,853)	1,722	—
4,846,884	(98,638)	(266,388)	(707,391)	1,648,425	997,452
9,183,306	(10,078)	(101,220)	4,957,662	1,822,087	958,062
26,054,402	2,004,553	3,810,093	33,857,867	2,181,947	958,062

388,296	8,334	9,919	505,893	92,999	3,498
1,700,618	340,657	385,432	2,395,093	219,096	2,410
938,703	264,416	762,569	(123,141)	320,625	60,534
3,027,617	613,407	1,157,920	2,777,845	632,720	66,442
—	—	—	—	—	—
3,027,617	613,407	1,157,920	2,777,845	632,720	66,442

14,614,015	303,653	963,639	8,395,560	3,906,797	259,878
(1,025,278)	(119,719)	(216,454)	(1,760,411)	(143,717)	—
(29,029)	(5,394)	(19,070)	(56,358)	—	—
(36,528)	(72,791)	(71,242)	(19,871)	(83,134)	(34,780)
(12,863,633)	(309,895)	(501,199)	(8,332,315)	(1,061,247)	(216,159)
(531,567)	(82,617)	(94,461)	(657,683)	(111,175)	(20,147)
(74,370)	(6,177)	(7,897)	(72,373)	(12,136)	(2,569)
13,381	(204)	(717)	(1,380)	(876)	—
66,991	(293,144)	52,599	(2,504,831)	2,494,512	(13,777)
3,094,608	320,263	1,210,519	273,014	3,127,232	52,665
$29,149,010	$2,324,816	$5,020,612	$34,130,881	$5,309,179	$1,010,727

Principal Life Insurance Company Variable Life Separate Account Statements of Changes in Net Assets Years ended December 31, 2017 and 2016
	American Funds Insurance Series Growth Fund Class 2 Division	American Funds Insurance Series International Fund Class 2 Division

Net assets as of January 1, 2016	$1,023,392	$1,787,626

Increase (decrease) in net assets
Operations:
Net investment income (loss)	13,582	30,290
Total realized gains (losses) on investments	44,711	10,467
Change in net unrealized appreciation or depreciation of investments	88,932	12,284
Net gains (losses) on investments	147,225	53,041
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	147,225	53,041
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	2,278,483	4,785,019
Contract terminations and surrenders	(47,980)	(116,164)
Death benefit payments	—	—
Policy loan transfers	(2,559)	5,693
Transfers to other contracts	(1,237,800)	(4,219,193)
Cost of insurance and administration charges	(40,509)	(49,716)
Mortality and expenses charges	(4,096)	(5,035)
Surrender charges	(1,294)	6,873
Increase (decrease) in net assets from policy related transactions	944,245	407,477
Total increase (decrease)	1,091,470	460,518
Net assets as of December 31, 2016	2,114,862	2,248,144

Increase (decrease) in net assets
Operations:
Net investment income (loss)	34,310	66,944
Total realized gains (losses) on investments	567,857	43,434
Change in net unrealized appreciation or depreciation of investments	497,970	1,041,296
Net gains (losses) on investments	1,100,137	1,151,674
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	1,100,137	1,151,674
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	5,400,529	4,556,362
Contract terminations and surrenders	(29,379)	(52,703)
Death benefit payments	—	(75,182)
Policy loan transfers	(56,670)	(25,750)
Transfers to other contracts	(361,897)	(1,463,265)
Cost of insurance and administration charges	(105,423)	(93,202)
Mortality and expenses charges	(11,750)	(10,556)
Surrender charges	(1,966)	(1,391)
Increase (decrease) in net assets from policy related transactions	4,833,444	2,834,313
Total increase (decrease)	5,933,581	3,985,987
Net assets as of December 31, 2017	$8,048,443	$6,234,131

See accompanying notes.

American Funds Insurance Series New World Fund Class 2 Division	Bond Market Index Class 1 Division	Calvert EAFE International Index Class F Division	Calvert Investment Grade Bond Index Class I Division	Calvert Russell 2000 Small Cap Index Class F Division	Calvert S&P 500 Index Portfolio Division

$2,023,510	$2,602,339	$2,045,920	$1,094,134	$15,415,010	$573,318

31,733	69,516	76,508	92,433	77,837	10,421
(64,077)	11,307	(78,768)	11,881	1,463,608	12,101
188,514	(36,306)	12,881	(72,192)	1,975,829	62,943
156,170	44,517	10,621	32,122	3,517,274	85,465
—	—	—	—	—	—
156,170	44,517	10,621	32,122	3,517,274	85,465

3,766,967	2,403,346	1,285,868	2,407,398	11,043,533	380,256
(127,888)	(2,368)	(213,966)	(108,223)	(556,010)	(7,323)
—	(4,391)	(10,862)	—	(8,574)	—
27,645	15,644	(12,182)	(40,977)	55,535	2,853
(1,499,966)	(930,067)	(243,174)	(181,516)	(6,845,346)	(72,514)
(57,132)	(71,811)	(53,400)	(57,920)	(343,719)	(71,629)
(6,463)	(8,623)	(6,221)	(5,889)	(42,529)	(5,038)
2,094	208	18,811	2,965	33,053	(1,720)
2,105,257	1,401,938	764,874	2,015,838	3,335,943	224,885
2,261,427	1,446,455	775,495	2,047,960	6,853,217	310,350
4,284,937	4,048,794	2,821,415	3,142,094	22,268,227	883,668

66,674	132,708	84,258	92,586	199,799	17,311
123,783	(3,774)	9,488	(1,417)	1,080,123	78,000
1,308,204	71,804	610,261	21,199	2,139,232	126,001
1,498,661	200,738	704,007	112,368	3,419,154	221,312
—	—	—	—	—	—
1,498,661	200,738	704,007	112,368	3,419,154	221,312

4,697,794	6,604,308	1,395,012	933,423	14,047,787	453,518
(506,325)	(399,365)	(137,374)	(264,905)	(1,240,095)	(54,466)
—	—	—	—	(4,360)	—
(54,021)	(1,973)	(60,193)	37,860	(52,590)	(1,345)
(1,666,894)	(2,459,442)	(880,722)	(237,245)	(10,215,996)	(87,710)
(104,683)	(112,874)	(64,105)	(72,257)	(429,564)	(93,667)
(12,772)	(15,400)	(8,547)	(8,525)	(57,563)	(7,057)
27,579	22,371	7,895	11,551	50,514	(4,078)
2,380,678	3,637,625	251,966	399,902	2,098,133	205,195
3,879,339	3,838,363	955,973	512,270	5,517,287	426,507
$8,164,276	$7,887,157	$3,777,388	$3,654,364	$27,785,514	$1,310,175

Principal Life Insurance Company Variable Life Separate Account Statements of Changes in Net Assets Years ended December 31, 2017 and 2016
	Calvert S&P MidCap 400 Index Class F Division	ClearBridge Mid Cap Class I Division

Net assets as of January 1, 2016	$1,318,056	$30,147

Increase (decrease) in net assets
Operations:
Net investment income (loss)	7,547	960
Total realized gains (losses) on investments	99,892	9,166
Change in net unrealized appreciation or depreciation of investments	150,263	7,575
Net gains (losses) on investments	257,702	17,701
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	257,702	17,701
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	279,129	121,698
Contract terminations and surrenders	(32,049)	(399)
Death benefit payments	—	—
Policy loan transfers	(17,099)	(6)
Transfers to other contracts	(206,455)	(65,335)
Cost of insurance and administration charges	(58,173)	(3,826)
Mortality and expenses charges	(5,270)	(372)
Surrender charges	(3,358)	(145)
Increase (decrease) in net assets from policy related transactions	(43,275)	51,615
Total increase (decrease)	214,427	69,316
Net assets as of December 31, 2016	1,532,483	99,463

Increase (decrease) in net assets
Operations:
Net investment income (loss)	12,324	1,243
Total realized gains (losses) on investments	97,423	18,796
Change in net unrealized appreciation or depreciation of investments	140,740	2,281
Net gains (losses) on investments	250,487	22,320
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	250,487	22,320
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	319,065	211,213
Contract terminations and surrenders	(32,552)	(3,325)
Death benefit payments	—	—
Policy loan transfers	(29,134)	(8,844)
Transfers to other contracts	(86,665)	(11,803)
Cost of insurance and administration charges	(60,329)	(6,337)
Mortality and expenses charges	(5,457)	(624)
Surrender charges	(3,073)	(6)
Increase (decrease) in net assets from policy related transactions	101,855	180,274
Total increase (decrease)	352,342	202,594
Net assets as of December 31, 2017	$1,884,825	$302,057

(1) Represented the operations of Delaware Smid Cap Growth Service Class Division until May 13, 2017 See accompanying notes.

ClearBridge Small Cap Growth Class I Division	Core Plus Bond Class 1 Division	Delaware High Yield Service Class Division	Delaware Small Cap Value Service Class Division	Delaware Smid Cap Core Service Class Division (1)	Deutsche Alternative Asset Allocation Class B Division

$6,053,336	$60,953,301	$874,540	$14,328,428	$2,090,027	$372,176

—	2,700,799	26,539	109,430	(12)	6,940
35,726	325,600	(88,614)	1,340,260	313,263	(8,807)
415,819	(609,898)	120,183	2,933,388	(129,184)	17,206
451,545	2,416,501	58,108	4,383,078	184,067	15,339
—	—	—	—	—	—
451,545	2,416,501	58,108	4,383,078	184,067	15,339

4,272,951	37,988,581	273,599	6,129,792	772,256	272,961
(388,428)	(3,682,030)	—	(802,036)	(121,702)	—
(1,628)	(125,888)	—	(3,730)	—	—
26,728	(320,866)	—	(76,882)	(5,523)	(31)
(2,926,544)	(8,606,333)	(691,474)	(3,481,191)	(538,061)	(86,337)
(106,833)	(2,134,705)	(11,215)	(265,938)	(107,514)	(12,647)
(13,313)	(181,379)	(1,468)	(30,869)	(8,398)	(1,414)
13,889	(7,355)	—	22,973	(10,590)	—
876,822	22,930,025	(430,558)	1,492,119	(19,532)	172,532
1,328,367	25,346,526	(372,450)	5,875,197	164,535	187,871
7,381,703	86,299,827	502,090	20,203,625	2,254,562	560,047

—	2,593,700	35,365	136,327	1,971	11,032
364,583	134,714	7,824	976,700	160,139	4,172
1,741,103	1,436,691	(691)	1,250,767	250,429	25,974
2,105,686	4,165,105	42,498	2,363,794	412,539	41,178
—	—	—	—	—	—
2,105,686	4,165,105	42,498	2,363,794	412,539	41,178

4,950,547	14,799,644	262,059	5,107,135	494,106	382,959
(314,656)	(4,483,866)	(89,805)	(713,931)	(143,858)	(7,201)
(1,643)	(415,383)	—	(29,438)	—	—
(5,407)	(1,759)	(118)	(108,471)	(16,307)	16
(2,592,991)	(7,082,073)	(92,681)	(4,458,685)	(259,863)	(169,737)
(148,381)	(2,165,952)	(12,700)	(322,734)	(102,984)	(13,555)
(20,604)	(194,123)	(1,886)	(40,671)	(8,477)	(1,717)
16,118	12,776	5,598	2,117	(18,248)	117
1,882,983	469,264	70,467	(564,678)	(55,631)	190,882
3,988,669	4,634,369	112,965	1,799,116	356,908	232,060
$11,370,372	$90,934,196	$615,055	$22,002,741	$2,611,470	$792,107

Principal Life Insurance Company Variable Life Separate Account Statements of Changes in Net Assets Years ended December 31, 2017 and 2016
	Deutsche Small Mid Cap Value Class B Division	Diversified Balanced Class 1 Division (1)

Net assets as of January 1, 2016	$2,544,846	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	5,532	—
Total realized gains (losses) on investments	261,439	—
Change in net unrealized appreciation or depreciation of investments	107,655	—
Net gains (losses) on investments	374,626	—
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	374,626	—
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	568,284	—
Contract terminations and surrenders	(140,162)	—
Death benefit payments	(6,189)	—
Policy loan transfers	(23,786)	—
Transfers to other contracts	(578,277)	—
Cost of insurance and administration charges	(102,303)	—
Mortality and expenses charges	(9,199)	—
Surrender charges	(1,968)	—
Increase (decrease) in net assets from policy related transactions	(293,600)	—
Total increase (decrease)	81,026	—
Net assets as of December 31, 2016	2,625,872	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	9,854	226,869
Total realized gains (losses) on investments	70,977	210,424
Change in net unrealized appreciation or depreciation of investments	190,685	453,420
Net gains (losses) on investments	271,516	890,713
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	271,516	890,713
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	565,447	15,875,242
Contract terminations and surrenders	(94,237)	(397,939)
Death benefit payments	—	(1,122)
Policy loan transfers	2,138	(16,008)
Transfers to other contracts	(396,815)	(389,489)
Cost of insurance and administration charges	(90,751)	(420,888)
Mortality and expenses charges	(9,728)	(27,958)
Surrender charges	(1,021)	(1,745)
Increase (decrease) in net assets from policy related transactions	(24,967)	14,620,093
Total increase (decrease)	246,549	15,510,806
Net assets as of December 31, 2017	$2,872,421	$15,510,806

(1) Commenced operations May 26, 2017. (2) Represented the operations of Dreyfus Socially Responsible Growth Service Shares Division until May 13, 2017. See accompanying notes.

Diversified International Class 1 Division	Dreyfus IP Core Value Service Shares Division	Dreyfus IP MidCap Stock Service Shares Division	Dreyfus IP Technology Growth Service Shares Division	Dreyfus Sustainable U.S. Equity Service Shares Division (2)	Dreyfus VIF Appreciation Service Shares Division

$133,720,888	$637,220	$353,002	$705,625	$427,873	$3,857,846

2,930,852	4,371	3,281	—	4,270	53,541
760,437	72,714	(3,013)	(16,088)	14,987	552,666
(3,387,264)	21,779	59,944	36,832	24,896	(314,502)
304,025	98,864	60,212	20,744	44,153	291,705
—	—	—	—	—	—
304,025	98,864	60,212	20,744	44,153	291,705

19,632,050	130,718	294,490	828,606	156,844	471,334
(6,719,494)	(239,532)	—	(9,756)	(10,574)	(84,396)
(135,482)	—	—	—	—	(606)
(1,902,310)	(82)	(4,302)	(61,695)	(191)	6,139
(17,668,959)	(123,256)	(274,604)	(402,300)	(100,459)	(639,758)
(4,191,832)	(8,058)	(9,013)	(21,354)	(9,628)	(59,756)
(357,753)	(1,340)	(980)	(2,728)	(1,346)	(8,591)
(30,764)	1,468	—	858	65	356
(11,374,544)	(240,082)	5,591	331,631	34,711	(315,278)
(11,070,519)	(141,218)	65,803	352,375	78,864	(23,573)
122,650,369	496,002	418,805	1,058,000	506,737	3,834,273

2,655,362	5,406	4,003	—	5,124	47,427
4,110,437	28,274	25,975	197,749	26,418	429,591
28,748,695	57,698	6,348	370,045	26,315	534,071
35,514,494	91,378	36,326	567,794	57,857	1,011,089
—	—	—	—	—	—
35,514,494	91,378	36,326	567,794	57,857	1,011,089

26,944,520	304,063	96,336	1,663,218	33,280	1,054,637
(8,190,739)	(67,040)	(7,360)	(63,509)	(9,368)	(1,031,828)
(575,273)	—	—	—	—	(79,029)
1,386,058	—	4,075	7,371	(35)	(2,766)
(16,412,686)	(49,704)	(269,738)	(739,468)	(209,107)	(783,639)
(3,950,282)	(10,939)	(6,323)	(34,461)	(7,997)	(59,861)
(349,920)	(1,947)	(700)	(5,388)	(1,270)	(9,837)
63,657	929	(494)	2,411	246	4,064
(1,084,665)	175,362	(184,204)	830,174	(194,251)	(908,259)
34,429,829	266,740	(147,878)	1,397,968	(136,394)	102,830
$157,080,198	$762,742	$270,927	$2,455,968	$370,343	$3,937,103

Principal Life Insurance Company Variable Life Separate Account Statements of Changes in Net Assets Years ended December 31, 2017 and 2016
	Dreyfus VIF Opportunistic Small Cap Service Shares Division	Dreyfus VIF Quality Bond Service Shares Division

Net assets as of January 1, 2016	$4,597,741	$1,660,135

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	20,108
Total realized gains (losses) on investments	458,702	(29,264)
Change in net unrealized appreciation or depreciation of investments	208,927	44,926
Net gains (losses) on investments	667,629	35,770
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	667,629	35,770
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	564,228	735,619
Contract terminations and surrenders	(265,965)	(720,096)
Death benefit payments	(2,923)	—
Policy loan transfers	(37,648)	(29,851)
Transfers to other contracts	(762,623)	(688,092)
Cost of insurance and administration charges	(171,087)	(20,937)
Mortality and expenses charges	(14,302)	(3,233)
Surrender charges	(6,640)	4,413
Increase (decrease) in net assets from policy related transactions	(696,960)	(722,177)
Total increase (decrease)	(29,331)	(686,407)
Net assets as of December 31, 2016	4,568,410	973,728

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	19,662
Total realized gains (losses) on investments	334,235	(4,502)
Change in net unrealized appreciation or depreciation of investments	741,503	26,897
Net gains (losses) on investments	1,075,738	42,057
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	1,075,738	42,057
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	618,065	450,002
Contract terminations and surrenders	(316,830)	(116,959)
Death benefit payments	—	—
Policy loan transfers	(63,493)	15,901
Transfers to other contracts	(284,554)	(131,084)
Cost of insurance and administration charges	(154,041)	(18,747)
Mortality and expenses charges	(9,959)	(3,196)
Surrender charges	(2,098)	219
Increase (decrease) in net assets from policy related transactions	(212,910)	196,136
Total increase (decrease)	862,828	238,193
Net assets as of December 31, 2017	$5,431,238	$1,211,921

See accompanying notes.

Equity Income Class 1 Division	Fidelity VIP Asset Manager Service Class 2 Division	Fidelity VIP Contrafund Initial Class Division	Fidelity VIP Contrafund Service Class 2 Division	Fidelity VIP Equity-Income Initial Class Division	Fidelity VIP Equity-Income Service Class 2 Division

$49,505,836	$1,385,241	$60,510,140	$87,515,838	$19,554,407	$22,059,847

1,408,588	16,533	474,901	527,831	462,036	462,432
4,470,675	(18,101)	5,849,383	10,318,667	1,128,695	1,212,505
1,691,933	37,031	(1,768,408)	(4,658,953)	1,757,300	1,908,345
7,571,196	35,463	4,555,876	6,187,545	3,348,031	3,583,282
—	—	—	—	—	—
7,571,196	35,463	4,555,876	6,187,545	3,348,031	3,583,282

9,911,386	495,034	3,842,519	18,808,126	1,532,602	2,685,886
(2,711,127)	(21,579)	(3,512,659)	(6,413,018)	(1,125,227)	(1,398,407)
(60,817)	—	(235,143)	(67,301)	(31,807)	(31,680)
(217,824)	(55)	146,497	8,391	92,576	(258,619)
(7,167,195)	(578,502)	(2,465,526)	(17,479,051)	(1,006,161)	(2,970,932)
(1,475,396)	(30,572)	(2,147,518)	(1,957,382)	(811,533)	(675,975)
(132,811)	(5,018)	(140,783)	(227,518)	(53,282)	(64,294)
46,398	107	(6,954)	34,061	(2,214)	(21,429)
(1,807,386)	(140,585)	(4,519,567)	(7,293,692)	(1,405,046)	(2,735,450)
5,763,810	(105,122)	36,309	(1,106,147)	1,942,985	847,832
55,269,646	1,280,119	60,546,449	86,409,691	21,497,392	22,907,679

1,347,923	30,394	643,086	698,640	359,592	342,587
5,159,977	118,342	5,468,615	9,057,345	525,289	690,011
5,017,164	32,110	6,691,372	8,170,081	1,719,976	1,744,705
11,525,064	180,846	12,803,073	17,926,066	2,604,857	2,777,303
—	—	—	—	—	—
11,525,064	180,846	12,803,073	17,926,066	2,604,857	2,777,303

11,415,555	977,978	3,900,744	16,559,004	1,501,980	3,285,405
(2,943,235)	(143,991)	(3,728,464)	(8,729,328)	(1,113,181)	(2,741,294)
(105,474)	(3,604)	(536,111)	(320,417)	(103,425)	(39,681)
(681,630)	(11)	(299,766)	(272,312)	3,275	(38,900)
(7,322,320)	(191,681)	(2,494,952)	(14,905,253)	(1,636,243)	(1,563,300)
(1,455,886)	(29,324)	(2,008,850)	(1,904,114)	(705,235)	(656,176)
(133,207)	(5,369)	(151,375)	(225,540)	(54,420)	(59,161)
37,228	241	(7,021)	17,046	(2,098)	4,429
(1,188,969)	604,239	(5,325,795)	(9,780,914)	(2,109,347)	(1,808,678)
10,336,095	785,085	7,477,278	8,145,152	495,510	968,625
$65,605,741	$2,065,204	$68,023,727	$94,554,843	$21,992,902	$23,876,304

Principal Life Insurance Company Variable Life Separate Account Statements of Changes in Net Assets Years ended December 31, 2017 and 2016
	Fidelity VIP Government Money Market Service Class Division (1)	Fidelity VIP Growth Service Class 2 Division

Net assets as of January 1, 2016	$—	$15,520,483

Increase (decrease) in net assets
Operations:
Net investment income (loss)	224,521	(179)
Total realized gains (losses) on investments	—	2,431,095
Change in net unrealized appreciation or depreciation of investments	—	(2,383,933)
Net gains (losses) on investments	224,521	46,983
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	224,521	46,983
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	373,055,167	2,311,877
Contract terminations and surrenders	(12,805,999)	(487,758)
Death benefit payments	(89,238)	(30,167)
Policy loan transfers	(479,667)	(76,621)
Transfers to other contracts	(95,960,708)	(2,112,386)
Cost of insurance and administration charges	(5,344,198)	(441,563)
Mortality and expenses charges	(548,106)	(44,377)
Surrender charges	296,717	(8,032)
Increase (decrease) in net assets from policy related transactions	258,123,968	(889,027)
Total increase (decrease)	258,348,489	(842,044)
Net assets as of December 31, 2016	258,348,489	14,678,439

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,374,929	13,786
Total realized gains (losses) on investments	—	2,225,892
Change in net unrealized appreciation or depreciation of investments	—	2,809,517
Net gains (losses) on investments	1,374,929	5,049,195
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	1,374,929	5,049,195
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	168,143,492	2,123,745
Contract terminations and surrenders	(35,629,113)	(768,480)
Death benefit payments	(448,244)	(45,077)
Policy loan transfers	(2,183,064)	(248,233)
Transfers to other contracts	(153,118,191)	(1,260,951)
Cost of insurance and administration charges	(7,199,668)	(450,729)
Mortality and expenses charges	(792,422)	(46,029)
Surrender charges	38,945	(886)
Increase (decrease) in net assets from policy related transactions	(31,188,265)	(696,640)
Total increase (decrease)	(29,813,336)	4,352,555
Net assets as of December 31, 2017	$228,535,153	$19,030,994

(1) Commenced operations February 8, 2016. (2) Commenced operations May 15, 2017. See accompanying notes.

Fidelity VIP High Income Initial Class Division	Fidelity VIP High Income Service Class 2 Division	Fidelity VIP Mid Cap Service Class 2 Division	Fidelity VIP Strategic Income Service Class 2 Division (2)	Franklin Income VIP Class 2 Division	Franklin Mutual Global Discovery VIP Class 2 Division

$5,244,470	$20,684,710	$39,389,576	$—	$15,694,117	$27,142,023

285,791	1,094,504	124,286	—	819,987	418,936
(57,059)	(909,642)	2,268,712	—	(439,747)	1,282,691
500,702	2,483,886	1,996,773	—	1,826,853	1,104,827
729,434	2,668,748	4,389,771	—	2,207,093	2,806,454
—	—	—	—	—	—
729,434	2,668,748	4,389,771	—	2,207,093	2,806,454

619,615	5,097,847	12,609,853	—	5,256,953	4,489,433
(368,591)	(1,375,481)	(2,218,471)	—	(1,719,178)	(1,493,134)
(6,774)	—	(40,331)	—	(5,239)	(12,867)
47,868	(216,873)	(89,849)	—	284,931	(232,422)
(474,478)	(5,073,115)	(11,922,515)	—	(5,034,779)	(5,451,746)
(221,764)	(453,523)	(922,831)	—	(267,507)	(419,811)
(14,206)	(55,162)	(108,627)	—	(40,269)	(56,762)
(719)	(5,911)	(15,950)	—	30,813	21,166
(419,049)	(2,082,218)	(2,708,721)	—	(1,494,275)	(3,156,143)
310,385	586,530	1,681,050	—	712,818	(349,689)
5,554,855	21,271,240	41,070,626	—	16,406,935	26,792,334

297,525	1,110,717	197,977	1,604	655,442	491,198
(38,867)	(425,080)	2,799,773	275	(81,549)	391,285
121,338	802,311	4,939,532	(1,601)	922,286	1,307,575
379,996	1,487,948	7,937,282	278	1,496,179	2,190,058
—	—	—	—	—	—
379,996	1,487,948	7,937,282	278	1,496,179	2,190,058

733,784	7,997,246	10,024,876	58,910	3,627,046	6,084,396
(190,615)	(1,926,478)	(6,606,173)	—	(1,441,011)	(6,031,032)
(41,204)	(9,253)	(242,536)	—	(9,435)	(94,829)
(32,406)	39,518	(124,940)	—	1,380	(111,077)
(546,934)	(7,079,378)	(9,799,712)	(2,488)	(3,531,212)	(4,702,861)
(206,245)	(477,900)	(912,618)	(122)	(259,914)	(418,662)
(14,982)	(60,460)	(109,581)	(22)	(42,570)	(62,898)
(343)	5,413	3,219	—	10,052	21,667
(298,945)	(1,511,292)	(7,767,465)	56,278	(1,645,664)	(5,315,296)
81,051	(23,344)	169,817	56,556	(149,485)	(3,125,238)
$5,635,906	$21,247,896	$41,240,443	$56,556	$16,257,450	$23,667,096

Principal Life Insurance Company Variable Life Separate Account Statements of Changes in Net Assets Years ended December 31, 2017 and 2016
	Franklin Mutual Shares VIP Class 2 Division	Franklin Rising Dividends VIP Class 2 Division

Net assets as of January 1, 2016	$10,658,842	$13,777,098

Increase (decrease) in net assets
Operations:
Net investment income (loss)	180,772	211,921
Total realized gains (losses) on investments	651,686	1,807,450
Change in net unrealized appreciation or depreciation of investments	361,674	328,879
Net gains (losses) on investments	1,194,132	2,348,250
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	1,194,132	2,348,250
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,657,636	6,408,531
Contract terminations and surrenders	(1,043,787)	(846,120)
Death benefit payments	—	(12,363)
Policy loan transfers	(1,866,184)	(110,093)
Transfers to other contracts	(2,572,897)	(3,855,273)
Cost of insurance and administration charges	(146,316)	(350,874)
Mortality and expenses charges	(21,227)	(43,480)
Surrender charges	8,732	5,141
Increase (decrease) in net assets from policy related transactions	(3,984,043)	1,195,469
Total increase (decrease)	(2,789,911)	3,543,719
Net assets as of December 31, 2016	7,868,931	17,320,817

Increase (decrease) in net assets
Operations:
Net investment income (loss)	225,892	296,042
Total realized gains (losses) on investments	332,098	558,240
Change in net unrealized appreciation or depreciation of investments	186,347	2,829,247
Net gains (losses) on investments	744,337	3,683,529
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	744,337	3,683,529
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	2,962,450	5,748,367
Contract terminations and surrenders	(359,318)	(838,740)
Death benefit payments	(23,898)	(45,094)
Policy loan transfers	1,775,088	(56,175)
Transfers to other contracts	(2,389,232)	(4,049,416)
Cost of insurance and administration charges	(148,728)	(364,614)
Mortality and expenses charges	(23,831)	(50,159)
Surrender charges	2,783	884
Increase (decrease) in net assets from policy related transactions	1,795,314	345,053
Total increase (decrease)	2,539,651	4,028,582
Net assets as of December 31, 2017	$10,408,582	$21,349,399

See accompanying notes.

Franklin Small Cap Value VIP Class 2 Division	Franklin Strategic Income VIP Class 2 Division	Franklin U.S. Government Securities VIP Class 2 Division	Goldman Sachs VIT Small Cap Equity Insights Institutional Shares Division	Government & High Quality Bond Class 1 Division	International Emerging Markets Class 1 Division

$15,983,592	$14,374,077	$1,009,811	$1,140,307	$41,158,731	$33,773,691

138,851	475,572	29,209	6,555	1,531,079	400,641
2,265,942	(1,061,447)	(12,521)	(216,977)	(400,403)	(1,134,371)
2,295,911	1,592,326	(12,484)	298,385	(402,194)	3,871,109
4,700,704	1,006,451	4,204	87,963	728,482	3,137,379
—	—	—	—	—	—
4,700,704	1,006,451	4,204	87,963	728,482	3,137,379

7,848,947	4,016,670	653,300	312,630	19,402,749	8,394,364
(316,725)	(359,934)	(16,125)	(364,814)	(2,839,729)	(2,167,030)
—	(36,812)	—	—	(59,699)	(45,050)
(34,696)	(1,676,950)	(9,492)	(13,897)	(50,435)	(90,303)
(5,993,494)	(4,859,795)	(406,857)	(525,911)	(12,597,171)	(6,394,010)
(378,002)	(275,693)	(23,734)	(10,554)	(1,615,332)	(1,545,505)
(53,273)	(34,704)	(2,739)	(1,661)	(142,808)	(135,448)
5,800	19,197	1,418	1,743	(7,400)	(1,386)
1,078,557	(3,208,021)	195,771	(602,464)	2,090,175	(1,984,368)
5,779,261	(2,201,570)	199,975	(514,501)	2,818,657	1,153,011
21,762,853	12,172,507	1,209,786	625,806	43,977,388	34,926,702

114,999	440,090	30,788	3,711	1,735,316	572,063
703,982	(190,337)	(13,270)	118,570	(497,099)	838,906
1,469,166	356,466	(1,887)	(46,784)	(440,175)	13,192,132
2,288,147	606,219	15,631	75,497	798,042	14,603,101
—	—	—	—	—	—
2,288,147	606,219	15,631	75,497	798,042	14,603,101

8,434,412	6,986,218	266,507	279,890	10,570,603	13,928,011
(909,199)	(426,440)	(88,979)	(115,878)	(2,407,020)	(2,331,400)
(23,519)	—	—	—	(82,473)	(45,319)
21,222	1,792,978	(32,847)	39,660	(236,752)	(306,558)
(8,228,769)	(4,471,588)	(244,911)	(172,964)	(7,870,476)	(6,638,310)
(431,566)	(285,806)	(23,529)	(9,570)	(1,437,017)	(1,598,098)
(66,026)	(39,169)	(2,964)	(1,655)	(134,450)	(141,145)
11,265	6,122	5,384	230	2,731	1,075
(1,192,180)	3,562,315	(121,339)	19,713	(1,594,854)	2,868,256
1,095,967	4,168,534	(105,708)	95,210	(796,812)	17,471,357
$22,858,820	$16,341,041	$1,104,078	$721,016	$43,180,576	$52,398,059

Principal Life Insurance Company Variable Life Separate Account Statements of Changes in Net Assets Years ended December 31, 2017 and 2016
	Invesco American Franchise Series I Division	Invesco American Franchise Series II Division

Net assets as of January 1, 2016	$2,473,731	$1,479,106

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(137)	—
Total realized gains (losses) on investments	304,281	178,553
Change in net unrealized appreciation or depreciation of investments	(288,166)	(123,043)
Net gains (losses) on investments	15,978	55,510
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	15,978	55,510
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	224,294	479,242
Contract terminations and surrenders	(226,081)	(32,712)
Death benefit payments	(6,148)	—
Policy loan transfers	(25,748)	5,760
Transfers to other contracts	(367,037)	(263,759)
Cost of insurance and administration charges	(66,378)	(71,759)
Mortality and expenses charges	(5,119)	(6,205)
Surrender charges	715	(1,694)
Increase (decrease) in net assets from policy related transactions	(471,502)	108,873
Total increase (decrease)	(455,524)	164,383
Net assets as of December 31, 2016	2,018,207	1,643,489

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,625	—
Total realized gains (losses) on investments	265,609	203,726
Change in net unrealized appreciation or depreciation of investments	256,571	234,113
Net gains (losses) on investments	523,805	437,839
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	523,805	437,839
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	262,965	254,380
Contract terminations and surrenders	(214,708)	(62,760)
Death benefit payments	—	—
Policy loan transfers	4,846	(21,133)
Transfers to other contracts	(215,581)	(93,637)
Cost of insurance and administration charges	(63,085)	(63,465)
Mortality and expenses charges	(5,282)	(5,284)
Surrender charges	149	(271)
Increase (decrease) in net assets from policy related transactions	(230,696)	7,830
Total increase (decrease)	293,109	445,669
Net assets as of December 31, 2017	$2,311,316	$2,089,158

See accompanying notes.

Invesco American Value Series I Division	Invesco Core Equity Series I Division	Invesco Core Equity Series II Division	Invesco Global Health Care Series I Division	Invesco Global Real Estate Series I Division	Invesco International Growth Series I Division

$455	$7,937,068	$9,247,022	$24,203,439	$648,730	$18,548,616

180	51,282	45,286	(309)	12,236	274,529
3,853	952,904	1,030,262	2,579,867	700	479,000
3,321	(318,155)	(277,305)	(5,268,755)	(9,298)	(810,528)
7,354	686,031	798,243	(2,689,197)	3,638	(56,999)
—	—	—	—	—	—
7,354	686,031	798,243	(2,689,197)	3,638	(56,999)

71,091	875,994	1,493,000	9,366,319	572,451	7,561,533
—	(695,560)	(500,564)	(1,085,577)	—	(991,680)
—	(16,325)	(45,583)	(39,551)	—	(19,867)
—	(77,412)	(113,984)	(100,874)	258	6,538
(19,966)	(1,630,458)	(1,404,397)	(11,876,383)	(430,415)	(5,333,198)
(734)	(233,780)	(454,268)	(546,467)	(15,307)	(321,492)
(77)	(18,490)	(37,023)	(55,125)	(1,977)	(43,431)
—	1,304	(13,088)	(15,622)	—	33,641
50,314	(1,794,727)	(1,075,907)	(4,353,280)	125,010	892,044
57,668	(1,108,696)	(277,664)	(7,042,477)	128,648	835,045
58,123	6,828,372	8,969,358	17,160,962	777,378	19,383,661

853	71,629	78,123	64,806	27,000	339,083
2,923	560,653	659,549	(279,957)	30,392	500,473
4,769	212,599	411,987	2,898,751	48,824	3,776,706
8,545	844,881	1,149,659	2,683,600	106,216	4,616,262
—	—	—	—	—	—
8,545	844,881	1,149,659	2,683,600	106,216	4,616,262

64,601	1,033,258	1,803,162	10,192,500	317,683	8,053,772
(10,595)	(637,718)	(480,192)	(636,811)	(10,097)	(593,731)
—	(13,533)	(3,198)	(51,709)	—	—
11,361	(26,101)	(69,834)	(115,522)	(456)	56,115
(28,655)	(509,851)	(925,636)	(11,345,219)	(261,706)	(5,733,769)
(4,456)	(246,131)	(417,961)	(429,876)	(16,112)	(360,810)
(279)	(21,444)	(27,433)	(44,616)	(2,449)	(53,164)
(29)	1,225	(93)	(6,462)	44	17,299
31,948	(420,295)	(121,185)	(2,437,715)	26,907	1,385,712
40,493	424,586	1,028,474	245,885	133,123	6,001,974
$98,616	$7,252,958	$9,997,832	$17,406,847	$910,501	$25,385,635

Principal Life Insurance Company Variable Life Separate Account Statements of Changes in Net Assets Years ended December 31, 2017 and 2016
	Invesco Mid Cap Core Equity Series II Division	Invesco Mid Cap Growth Series I Division

Net assets as of January 1, 2016	$363,917	$2,063,461

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(28)	(124)
Total realized gains (losses) on investments	10,247	222,029
Change in net unrealized appreciation or depreciation of investments	40,057	(203,438)
Net gains (losses) on investments	50,276	18,467
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	50,276	18,467
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	174,473	592,780
Contract terminations and surrenders	(657)	(84,435)
Death benefit payments	—	(2,057)
Policy loan transfers	(6,746)	(23,196)
Transfers to other contracts	(101,684)	(624,921)
Cost of insurance and administration charges	(13,252)	(54,814)
Mortality and expenses charges	(1,600)	(5,951)
Surrender charges	(211)	811
Increase (decrease) in net assets from policy related transactions	50,323	(201,783)
Total increase (decrease)	100,599	(183,316)
Net assets as of December 31, 2016	464,516	1,880,145

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,108	(143)
Total realized gains (losses) on investments	26,384	193,423
Change in net unrealized appreciation or depreciation of investments	54,359	254,537
Net gains (losses) on investments	82,851	447,817
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	82,851	447,817
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	360,584	878,631
Contract terminations and surrenders	(72,451)	(84,174)
Death benefit payments	—	(8,039)
Policy loan transfers	9,625	(8,911)
Transfers to other contracts	(138,837)	(474,709)
Cost of insurance and administration charges	(16,605)	(60,869)
Mortality and expenses charges	(2,265)	(7,424)
Surrender charges	(464)	605
Increase (decrease) in net assets from policy related transactions	139,587	235,110
Total increase (decrease)	222,438	682,927
Net assets as of December 31, 2017	$686,954	$2,563,072

(1) Represented the operations of Janus Aspen Balanced Service Shares Division until May 13, 2017.
(2) Represented the operations of Janus Aspen Enterprise Service Shares Division until May 13, 2017.
(3) Represented the operations of Janus Aspen Flexible Bond Service Shares Division until May 13, 2017.
(4) Represented the operations of Janus Aspen Forty Service Shares Division until May 13, 2017.

See accompanying notes.

Invesco Small Cap Equity Series I Division	Invesco Technology Series I Division	Janus Henderson Balanced Service Shares Division (1)	Janus Henderson Enterprise Service Shares Division (2)	Janus Henderson Flexible Bond Service Shares Division (3)	Janus Henderson Forty Service Shares Division (4)

$10,118,002	$3,996,607	$18,507,819	$27,386,863	$43,292,242	$6,808,296

(21)	(399)	355,126	212,657	1,194,777	55,725
(99,660)	119,682	39,523	2,583,341	(224,900)	150,201
1,115,837	(78,392)	427,836	671,164	(51,185)	(85,241)
1,016,156	40,891	822,485	3,467,162	918,692	120,685
—	—	—	—	—	—
1,016,156	40,891	822,485	3,467,162	918,692	120,685

2,841,612	2,125,268	14,014,295	12,911,636	22,380,542	2,281,941
(427,205)	(205,585)	(958,087)	(1,173,116)	(1,509,187)	(786,066)
(6,928)	(1,546)	(17,408)	(9,162)	(57,389)	(73)
(24,228)	(36,744)	(137,180)	(174,246)	(121,217)	(5,879)
(3,845,970)	(1,362,449)	(15,663,778)	(9,270,180)	(15,155,039)	(1,975,624)
(187,856)	(101,374)	(311,885)	(571,633)	(885,324)	(242,225)
(23,994)	(10,921)	(40,912)	(66,296)	(119,004)	(26,102)
12,770	895	21,517	20,849	61,210	32,587
(1,661,799)	407,544	(3,093,438)	1,667,852	4,594,592	(721,441)
(645,643)	448,435	(2,270,953)	5,135,014	5,513,284	(600,756)
9,472,359	4,445,042	16,236,866	32,521,877	48,805,526	6,207,540

(24)	(390)	244,386	206,824	1,222,664	—
110,368	513,074	271,779	3,254,543	(204,818)	295,130
1,166,184	1,055,168	2,390,643	5,652,142	594,658	1,764,625
1,276,528	1,567,852	2,906,808	9,113,509	1,612,504	2,059,755
—	—	—	—	—	—
1,276,528	1,567,852	2,906,808	9,113,509	1,612,504	2,059,755

2,320,049	3,310,394	5,156,667	14,550,697	12,156,446	3,872,460
(466,585)	(342,629)	(433,689)	(2,161,634)	(843,297)	(511,128)
(42,313)	(9,553)	(7,593)	(63,633)	(48,400)	(326)
(25,976)	(42,796)	8,561	(58,047)	(114,980)	(19,189)
(2,102,269)	(2,513,608)	(3,829,381)	(8,566,580)	(11,523,573)	(1,337,869)
(172,292)	(116,218)	(296,768)	(660,672)	(795,630)	(224,234)
(24,242)	(14,006)	(41,200)	(83,772)	(116,881)	(29,364)
4,913	664	16,944	57,291	29,624	488
(508,715)	272,248	573,541	3,013,650	(1,256,691)	1,750,838
767,813	1,840,100	3,480,349	12,127,159	355,813	3,810,593
$10,240,172	$6,285,142	$19,717,215	$44,649,036	$49,161,339	$10,018,133

Principal Life Insurance Company Variable Life Separate Account Statements of Changes in Net Assets Years ended December 31, 2017 and 2016
	Janus Henderson Global Research Service Shares Division (1)	Janus Henderson Overseas Service Shares Division (2)

Net assets as of January 1, 2016	$1,651,379	$2,652,192

Increase (decrease) in net assets
Operations:
Net investment income (loss)	20,501	151,663
Total realized gains (losses) on investments	48,215	(176,206)
Change in net unrealized appreciation or depreciation of investments	(1,030)	(63,357)
Net gains (losses) on investments	67,686	(87,900)
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	67,686	(87,900)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	3,133,908	3,854,272
Contract terminations and surrenders	(5,322)	(83,039)
Death benefit payments	—	—
Policy loan transfers	(32,369)	(91,015)
Transfers to other contracts	(2,615,175)	(3,039,255)
Cost of insurance and administration charges	(45,352)	(92,309)
Mortality and expenses charges	(6,142)	(14,318)
Surrender charges	304	426
Increase (decrease) in net assets from policy related transactions	429,852	534,762
Total increase (decrease)	497,538	446,862
Net assets as of December 31, 2016	2,148,917	3,099,054

Increase (decrease) in net assets
Operations:
Net investment income (loss)	16,324	59,267
Total realized gains (losses) on investments	124,044	(439,371)
Change in net unrealized appreciation or depreciation of investments	427,118	1,373,487
Net gains (losses) on investments	567,486	993,383
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	567,486	993,383
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,887,911	7,211,221
Contract terminations and surrenders	(174,591)	(333,260)
Death benefit payments	—	(112,897)
Policy loan transfers	(48,517)	332
Transfers to other contracts	(1,659,727)	(7,101,009)
Cost of insurance and administration charges	(54,993)	(92,650)
Mortality and expenses charges	(7,871)	(15,738)
Surrender charges	3,788	793
Increase (decrease) in net assets from policy related transactions	(54,000)	(443,208)
Total increase (decrease)	513,486	550,175
Net assets as of December 31, 2017	$2,662,403	$3,649,229

(1) Represented the operations of Janus Aspen Global Research Service Shares Division until May 13, 2017.
(2) Represented the operations of Janus Aspen Overseas Service Shares Division until May 13, 2017.

See accompanying notes.

JP Morgan Core Bond Class I Division	JP Morgan Small Cap Core Class I Division	LargeCap Growth Class 1 Division	LargeCap Growth I Class 1 Division	LargeCap S&P 500 Index Class 1 Division	LargeCap Value Class 1 Division

$3,515,371	$4,600,270	$58,018,585	$145,850,602	$91,385,328	$72,641,324

95,684	23,977	135,800	(580)	1,732,709	1,147,376
(68,541)	144,384	1,817,273	13,512,120	6,521,090	1,130,356
57,837	710,889	(4,870,807)	(11,606,374)	3,357,263	2,486,988
84,980	879,250	(2,917,734)	1,905,166	11,611,062	4,764,720
—	—	—	—	—	—
84,980	879,250	(2,917,734)	1,905,166	11,611,062	4,764,720

2,178,156	1,948,907	4,259,956	35,872,442	54,342,181	7,724,038
(384,807)	(316,408)	(1,561,295)	(6,280,755)	(3,672,240)	(2,577,988)
—	—	(182,649)	(365,639)	(119,121)	(264,555)
(214)	34,212	(18,256)	(367,840)	(390,851)	159,350
(2,289,540)	(1,616,776)	(9,314,960)	(23,965,961)	(32,833,662)	(15,038,871)
(48,022)	(58,362)	(1,379,780)	(4,124,475)	(2,665,731)	(2,264,002)
(7,580)	(9,431)	(108,167)	(344,758)	(245,756)	(166,593)
2,099	1,587	3,815	46,832	161,170	(18,192)
(549,908)	(16,271)	(8,301,336)	469,846	14,575,990	(12,446,813)
(464,928)	862,979	(11,219,070)	2,375,012	26,187,052	(7,682,093)
3,050,443	5,463,249	46,799,515	148,225,614	117,572,380	64,959,231

87,768	19,509	201,727	53,643	2,365,348	1,241,887
(25,539)	201,653	2,609,885	10,456,273	7,780,317	3,917,038
66,310	655,287	13,122,428	38,191,610	16,805,532	5,259,951
128,539	876,449	15,934,040	48,701,526	26,951,197	10,418,876
—	—	—	—	—	—
128,539	876,449	15,934,040	48,701,526	26,951,197	10,418,876

1,936,227	2,402,731	5,465,356	36,093,616	56,794,923	5,139,231
(1,646,248)	(1,418,514)	(2,253,651)	(7,958,748)	(6,907,911)	(2,343,292)
—	(27,717)	(86,066)	(602,581)	(107,635)	(498,275)
5,911	1,599	(169,464)	(498,418)	(506,909)	(235,650)
(477,692)	(1,298,613)	(4,176,212)	(31,632,697)	(32,335,672)	(4,250,498)
(41,146)	(61,091)	(1,274,561)	(4,029,817)	(3,145,867)	(2,101,979)
(7,156)	(11,182)	(112,567)	(378,495)	(324,699)	(166,465)
4,079	3,021	7,072	72,159	286,620	5,150
(226,025)	(409,766)	(2,600,093)	(8,934,981)	13,752,850	(4,451,778)
(97,486)	466,683	13,333,947	39,766,545	40,704,047	5,967,098
$2,952,957	$5,929,932	$60,133,462	$187,992,159	$158,276,427	$70,926,329

Principal Life Insurance Company Variable Life Separate Account Statements of Changes in Net Assets Years ended December 31, 2017 and 2016
	Lord Abbett Series Fund Developing Growth Class VC Division (1)	Lord Abbett Series Fund International Opportunities Class VC Division (1)

Net assets as of January 1, 2016	$—	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	160
Total realized gains (losses) on investments	1	(1)
Change in net unrealized appreciation or depreciation of investments	(21)	(77)
Net gains (losses) on investments	(20)	82
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	(20)	82
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	3,372	16,441
Contract terminations and surrenders	—	—
Death benefit payments	—	—
Policy loan transfers	—	(30)
Transfers to other contracts	(14)	—
Cost of insurance and administration charges	(25)	(256)
Mortality and expenses charges	(3)	(12)
Surrender charges	—	—
Increase (decrease) in net assets from policy related transactions	3,330	16,143
Total increase (decrease)	3,310	16,225
Net assets as of December 31, 2016	3,310	16,225

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	1,663
Total realized gains (losses) on investments	92	15,401
Change in net unrealized appreciation or depreciation of investments	1,525	2,338
Net gains (losses) on investments	1,617	19,402
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	1,617	19,402
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	22,964	144,015
Contract terminations and surrenders	—	—
Death benefit payments	—	—
Policy loan transfers	—	(1,776)
Transfers to other contracts	(16,192)	(9,265)
Cost of insurance and administration charges	(650)	(1,463)
Mortality and expenses charges	(114)	(141)
Surrender charges	—	—
Increase (decrease) in net assets from policy related transactions	6,008	131,370
Total increase (decrease)	7,625	150,772
Net assets as of December 31, 2017	$10,935	$166,997

(1) Commenced operations May 23, 2016. See accompanying notes.

MFS Blended Research Small Cap Equity Service Class Division (1)	MFS Global Equity Service Class Division	MFS Growth Service Class Division	MFS Inflation-Adjusted Bond Service Class Division	MFS International Value Service Class Division	MFS Mid Cap Growth Service Class Division

$—	$4,098,790	$17,777,744	$1,554	$5,107,122	$586,182

12	30,196	—	—	72,010	—
129	170,125	1,723,694	351	211,077	86,067
536	96,174	(1,261,736)	(673)	(33,872)	(53,120)
677	296,495	461,958	(322)	249,215	32,947
—	—	—	—	—	—
677	296,495	461,958	(322)	249,215	32,947

14,451	1,989,710	10,353,676	26,770	3,586,240	138,218
—	(108,228)	(362,651)	—	(360,558)	(989)
—	—	(15,119)	—	(26,491)	—
—	(34,614)	37,640	(3)	125,095	(23)
(73)	(1,785,345)	(8,779,423)	(6,112)	(1,627,546)	(173,166)
(89)	(98,080)	(348,987)	(395)	(112,362)	(10,290)
(7)	(11,776)	(44,688)	(39)	(13,649)	(1,627)
—	8,283	6,590	—	18,548	6
14,282	(40,050)	847,038	20,221	1,589,277	(47,871)
14,959	256,445	1,308,996	19,899	1,838,492	(14,924)
14,959	4,355,235	19,086,740	21,453	6,945,614	571,258

506	42,569	—	—	134,458	—
8,859	308,530	1,562,848	3,241	341,131	51,540
263	807,342	4,924,124	1,901	1,807,248	95,757
9,628	1,158,441	6,486,972	5,142	2,282,837	147,297
—	—	—	—	—	—
9,628	1,158,441	6,486,972	5,142	2,282,837	147,297

102,509	3,516,743	11,443,127	125,453	6,694,491	78,909
(5,762)	(377,564)	(1,450,268)	—	(459,073)	(67,016)
—	(458)	(194,165)	—	(2,453)	(1,114)
1,010	11,963	(183,242)	(7)	22,411	—
(21,518)	(1,647,528)	(5,524,609)	(98,474)	(3,690,359)	(25,983)
(2,095)	(123,029)	(405,386)	(1,395)	(158,758)	(8,157)
(230)	(16,453)	(58,847)	(164)	(22,633)	(1,384)
(31)	17,316	60,372	—	24,258	44
73,883	1,380,990	3,686,982	25,413	2,407,884	(24,701)
83,511	2,539,431	10,173,954	30,555	4,690,721	122,596
$98,470	$6,894,666	$29,260,694	$52,008	$11,636,335	$693,854

Principal Life Insurance Company Variable Life Separate Account Statements of Changes in Net Assets Years ended December 31, 2017 and 2016
	MFS Mid Cap Value Portfolio Service Class Division	MFS New Discovery Service Class Division

Net assets as of January 1, 2016	$107,982	$9,834,351

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,923	(173)
Total realized gains (losses) on investments	34,452	(344,429)
Change in net unrealized appreciation or depreciation of investments	20,209	1,117,119
Net gains (losses) on investments	57,584	772,517
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	57,584	772,517
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	696,432	3,948,884
Contract terminations and surrenders	(1,873)	(345,843)
Death benefit payments	—	(1,123)
Policy loan transfers	(3,526)	(71,337)
Transfers to other contracts	(25,831)	(4,592,372)
Cost of insurance and administration charges	(7,913)	(219,728)
Mortality and expenses charges	(829)	(24,939)
Surrender charges	(156)	(3,424)
Increase (decrease) in net assets from policy related transactions	656,304	(1,309,882)
Total increase (decrease)	713,888	(537,365)
Net assets as of December 31, 2016	821,870	9,296,986

Increase (decrease) in net assets
Operations:
Net investment income (loss)	10,983	(39)
Total realized gains (losses) on investments	52,245	281,077
Change in net unrealized appreciation or depreciation of investments	65,370	2,132,306
Net gains (losses) on investments	128,598	2,413,344
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	128,598	2,413,344
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	544,022	4,173,089
Contract terminations and surrenders	(83,982)	(411,507)
Death benefit payments	—	(7,045)
Policy loan transfers	4,165	(63,851)
Transfers to other contracts	(296,132)	(3,757,376)
Cost of insurance and administration charges	(18,892)	(221,153)
Mortality and expenses charges	(2,073)	(26,537)
Surrender charges	(14,908)	9,769
Increase (decrease) in net assets from policy related transactions	132,200	(304,611)
Total increase (decrease)	260,798	2,108,733
Net assets as of December 31, 2017	$1,082,668	$11,405,719

(1) Commenced operations May 23, 2016. See accompanying notes.

MFS New Discovery Value Service Class Division (1)	MFS Research International Portfolio Service Class Division	MFS Total Return Service Class Division	MFS Utilities Service Class Division	MFS Value Service Class Division	MidCap Class 1 Division

$—	$3,301,326	$763,561	$2,715,885	$26,025,294	$181,319,240

43	27,793	33,127	115,639	575,075	612,488
648	(309,311)	51,009	(125,121)	3,157,264	35,081,238
2,948	192,091	15,425	325,154	63,563	(18,711,664)
3,639	(89,427)	99,561	315,672	3,795,902	16,982,062
—	—	—	—	—	—
3,639	(89,427)	99,561	315,672	3,795,902	16,982,062

25,976	590,120	480,164	1,352,973	11,801,933	21,841,777
—	(168,941)	—	(26,742)	(588,218)	(11,947,757)
—	(351)	(598)	(92)	—	(359,329)
—	(54,209)	12,127	(3,001)	(140,476)	(918,629)
(3)	(1,497,823)	(53,505)	(937,878)	(7,050,572)	(22,012,647)
(289)	(45,725)	(28,153)	(111,757)	(578,457)	(5,184,288)
(23)	(5,824)	(3,087)	(13,320)	(82,545)	(397,138)
—	13,617	—	(4,176)	13,909	(66,003)
25,661	(1,169,136)	406,948	256,007	3,375,574	(19,044,014)
29,300	(1,258,563)	506,509	571,679	7,171,476	(2,061,952)
29,300	2,042,763	1,270,070	3,287,564	33,196,770	179,257,288

1,171	41,800	40,268	162,646	616,590	961,755
17,484	(23,090)	80,163	(102,719)	2,112,679	18,460,916
3,271	566,544	73,166	455,607	2,927,344	24,860,357
21,926	585,254	193,597	515,534	5,656,613	44,283,028
—	—	—	—	—	—
21,926	585,254	193,597	515,534	5,656,613	44,283,028

280,295	791,003	1,026,880	1,571,927	8,132,823	25,774,798
(21,018)	(40,900)	(105,480)	(230,004)	(1,120,104)	(12,002,851)
—	—	—	—	(85,809)	(934,061)
11,361	8,065	4,693	(91,584)	66,061	(1,603,072)
(35,526)	(393,391)	(160,659)	(1,161,283)	(6,739,258)	(19,738,083)
(5,192)	(43,359)	(48,366)	(116,216)	(601,985)	(4,951,651)
(450)	(6,281)	(6,030)	(16,040)	(93,144)	(392,295)
(132)	1,670	6,575	5,521	33,209	(29,267)
229,338	316,807	717,613	(37,679)	(408,207)	(13,876,482)
251,264	902,061	911,210	477,855	5,248,406	30,406,546
$280,564	$2,944,824	$2,181,280	$3,765,419	$38,445,176	$209,663,834

Principal Life Insurance Company Variable Life Separate Account Statements of Changes in Net Assets Years ended December 31, 2017 and 2016
	Multi-Asset Income Class 1 Division (1)	Neuberger Berman AMT Guardian Class I Division

Net assets as of January 1, 2016	$—	$3,448,408

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	17,931
Total realized gains (losses) on investments	—	213,753
Change in net unrealized appreciation or depreciation of investments	35	17,878
Net gains (losses) on investments	35	249,562
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	35	249,562
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,987	564,943
Contract terminations and surrenders	—	(1,016)
Death benefit payments	—	—
Policy loan transfers	—	(2,019)
Transfers to other contracts	—	(932,527)
Cost of insurance and administration charges	(36)	(63,891)
Mortality and expenses charges	(11)	(9,282)
Surrender charges	—	(6)
Increase (decrease) in net assets from policy related transactions	1,940	(443,798)
Total increase (decrease)	1,975	(194,236)
Net assets as of December 31, 2016	1,975	3,254,172

Increase (decrease) in net assets
Operations:
Net investment income (loss)	850	11,254
Total realized gains (losses) on investments	179	(15,574)
Change in net unrealized appreciation or depreciation of investments	3,070	790,965
Net gains (losses) on investments	4,099	786,645
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	4,099	786,645
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	61,564	487,897
Contract terminations and surrenders	—	(55,134)
Death benefit payments	—	—
Policy loan transfers	1,178	3,708
Transfers to other contracts	(1,785)	(751,993)
Cost of insurance and administration charges	(1,046)	(71,563)
Mortality and expenses charges	(123)	(11,458)
Surrender charges	—	1,257
Increase (decrease) in net assets from policy related transactions	59,788	(397,286)
Total increase (decrease)	63,887	389,359
Net assets as of December 31, 2017	$65,862	$3,643,531

(1) Commenced operations May 23, 2016. See accompanying notes.

Neuberger Berman AMT Large Cap Value Class I Division	Neuberger Berman AMT Mid Cap Growth Portfolio Class S Division	Oppenheimer Main Street Small Cap Service Shares Division	PIMCO All Asset Administrative Class Division	PIMCO Commodity Real Return Strategy Administrative Class Division	PIMCO Emerging Market Bond Administrative Class Division

$4,708,205	$1,003,679	$2,787,234	$2,028,875	$183,959	$526,592

43,922	—	7,426	61,190	4,391	45,668
819,197	9,975	(134,943)	(78,918)	(28,186)	(19,811)
492,042	13,708	659,085	277,650	77,397	97,307
1,355,161	23,683	531,568	259,922	53,602	123,164
—	—	—	—	—	—
1,355,161	23,683	531,568	259,922	53,602	123,164

1,983,585	198,184	1,986,183	649,718	372,845	1,573,079
(95,981)	(75,678)	(61,433)	(15,652)	(7,375)	(2,041)
—	—	—	—	(120)	—
1,687	(1,994)	(21,346)	(9,198)	920	(30)
(2,581,822)	(281,612)	(1,302,838)	(455,499)	(143,552)	(1,254,966)
(108,612)	(12,212)	(76,112)	(43,501)	(9,482)	(14,245)
(16,225)	(1,943)	(8,763)	(5,338)	(1,213)	(1,995)
(55)	457	3,198	1,376	648	(58)
(817,423)	(174,798)	518,889	121,906	212,671	299,744
537,738	(151,115)	1,050,457	381,828	266,273	422,908
5,245,943	852,564	3,837,691	2,410,703	450,232	949,500

34,286	—	28,662	137,837	61,180	55,516
213,106	23,723	257,438	(7,528)	(482)	29,609
471,432	136,905	287,429	223,043	(40,514)	13,204
718,824	160,628	573,529	353,352	20,184	98,329
—	—	—	—	—	—
718,824	160,628	573,529	353,352	20,184	98,329

826,053	235,273	1,903,435	654,560	350,079	2,167,819
(308,312)	(24,440)	(526,849)	(17,053)	(43,108)	(43,995)
(26,640)	—	—	—	—	—
(6,105)	2,236	(44,928)	4,055	46	(110)
(358,342)	(443,406)	(1,076,657)	(185,794)	(95,089)	(1,855,011)
(101,164)	(10,833)	(79,462)	(50,983)	(10,895)	(17,116)
(16,530)	(1,925)	(11,973)	(7,031)	(1,449)	(2,582)
426	151	14,075	66	804	688
9,386	(242,944)	177,641	397,820	200,388	249,693
728,210	(82,316)	751,170	751,172	220,572	348,022
$5,974,153	$770,248	$4,588,861	$3,161,875	$670,804	$1,297,522

Principal Life Insurance Company Variable Life Separate Account Statements of Changes in Net Assets Years ended December 31, 2017 and 2016
	PIMCO High Yield Administrative Class Division	PIMCO Long-Term U.S. Government Administrative Class Division

Net assets as of January 1, 2016	$5,577,101	$19,688

Increase (decrease) in net assets
Operations:
Net investment income (loss)	418,185	8,954
Total realized gains (losses) on investments	(291,495)	(13,366)
Change in net unrealized appreciation or depreciation of investments	840,415	(47,891)
Net gains (losses) on investments	967,105	(52,303)
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	967,105	(52,303)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	7,330,842	835,167
Contract terminations and surrenders	(339,688)	(4,753)
Death benefit payments	(1,025)	—
Policy loan transfers	109,604	(24,598)
Transfers to other contracts	(4,323,096)	(233,028)
Cost of insurance and administration charges	(163,067)	(4,219)
Mortality and expenses charges	(20,218)	(531)
Surrender charges	21,697	418
Increase (decrease) in net assets from policy related transactions	2,615,049	568,456
Total increase (decrease)	3,582,154	516,153
Net assets as of December 31, 2016	9,159,255	535,841

Increase (decrease) in net assets
Operations:
Net investment income (loss)	502,102	15,407
Total realized gains (losses) on investments	73,785	2,640
Change in net unrealized appreciation or depreciation of investments	62,741	43,144
Net gains (losses) on investments	638,628	61,191
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	638,628	61,191
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	9,037,778	342,351
Contract terminations and surrenders	(681,856)	—
Death benefit payments	(471)	—
Policy loan transfers	(99,520)	(506)
Transfers to other contracts	(6,035,931)	(205,768)
Cost of insurance and administration charges	(180,670)	(8,269)
Mortality and expenses charges	(24,845)	(1,166)
Surrender charges	32,884	—
Increase (decrease) in net assets from policy related transactions	2,047,369	126,642
Total increase (decrease)	2,685,997	187,833
Net assets as of December 31, 2017	$11,845,252	$723,674

(1) Commenced operations May 23, 2016. See accompanying notes.

PIMCO Low Duration Administrative Class Division (1)	PIMCO Real Return Administrative Class Division	PIMCO Short-Term Administrative Class Division	PIMCO Total Return Administrative Class Division	Principal Capital Appreciation Class 1 Division	Principal LifeTime 2010 Class 1 Division

$—	$9,388,051	$20,274,508	$32,426,318	$17,213,986	$12,577,366

—	219,248	293,857	731,967	193,502	308,375
—	(239,731)	70,581	(494,207)	91,116	95,752
—	525,635	65,103	608,220	1,211,910	322,938
—	505,152	429,541	845,980	1,496,528	727,065
—	—	—	—	—	—
—	505,152	429,541	845,980	1,496,528	727,065

—	5,501,645	10,336,526	14,979,083	2,860,480	11,802,646
—	(305,337)	(2,720,400)	(1,669,645)	(893,452)	(664,868)
—	(23,869)	—	(3,205)	(7,222)	(1,442)
—	15,910	(535,978)	(104,215)	(281,635)	(19,029)
—	(4,734,444)	(9,199,394)	(11,211,133)	(1,880,888)	(8,561,158)
—	(186,377)	(307,935)	(518,883)	(613,319)	(338,176)
—	(22,550)	(40,037)	(61,465)	(51,269)	(40,062)
—	23,317	45,056	43,017	(15,101)	22,258
—	268,295	(2,422,162)	1,453,554	(882,406)	2,200,169
—	773,447	(1,992,621)	2,299,534	614,122	2,927,234
—	10,161,498	18,281,887	34,725,852	17,828,108	15,504,600

194	240,637	343,750	768,725	237,585	346,329
11	(158,019)	24,939	(372,416)	339,960	505,478
(22)	280,160	101,544	1,369,882	2,987,475	934,017
183	362,778	470,233	1,766,191	3,565,020	1,785,824
—	—	—	—	—	—
183	362,778	470,233	1,766,191	3,565,020	1,785,824

40,234	3,477,767	11,217,435	22,545,825	2,866,672	9,166,956
—	(248,925)	(656,285)	(1,774,975)	(1,554,760)	(2,383,305)
—	(1,461)	—	(1,502)	(2,542)	(173)
—	(16,460)	40,229	(128,999)	(109,715)	(54,366)
(9,349)	(2,840,333)	(4,833,866)	(12,396,556)	(1,511,928)	(6,264,363)
(523)	(177,536)	(333,341)	(540,337)	(582,682)	(316,803)
(45)	(24,128)	(46,120)	(69,901)	(45,991)	(41,249)
—	7,900	25,750	87,523	(841)	16,761
30,317	176,824	5,413,802	7,721,078	(941,787)	123,458
30,500	539,602	5,884,035	9,487,269	2,623,233	1,909,282
$30,500	$10,701,100	$24,165,922	$44,213,121	$20,451,341	$17,413,882

Principal Life Insurance Company Variable Life Separate Account Statements of Changes in Net Assets Years ended December 31, 2017 and 2016
	Principal LifeTime 2020 Class 1 Division	Principal LifeTime 2030 Class 1 Division

Net assets as of January 1, 2016	$72,832,734	$46,609,443

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,479,122	902,135
Total realized gains (losses) on investments	3,289,691	1,317,465
Change in net unrealized appreciation or depreciation of investments	(623,654)	1,036,652
Net gains (losses) on investments	4,145,159	3,256,252
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	4,145,159	3,256,252
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	31,371,524	26,237,412
Contract terminations and surrenders	(4,612,304)	(3,486,683)
Death benefit payments	(66,056)	(46,555)
Policy loan transfers	(293,129)	(174,560)
Transfers to other contracts	(23,277,617)	(13,854,546)
Cost of insurance and administration charges	(1,601,435)	(1,479,207)
Mortality and expenses charges	(191,738)	(163,169)
Surrender charges	165,709	159,061
Increase (decrease) in net assets from policy related transactions	1,494,954	7,191,753
Total increase (decrease)	5,640,113	10,448,005
Net assets as of December 31, 2016	78,472,847	57,057,448

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,751,393	1,177,428
Total realized gains (losses) on investments	1,134,605	657,832
Change in net unrealized appreciation or depreciation of investments	9,346,295	9,791,971
Net gains (losses) on investments	12,232,293	11,627,231
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	12,232,293	11,627,231
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	35,120,201	40,571,618
Contract terminations and surrenders	(5,187,565)	(6,147,489)
Death benefit payments	(15,624)	(22,435)
Policy loan transfers	(87,484)	(310,510)
Transfers to other contracts	(26,253,262)	(19,796,486)
Cost of insurance and administration charges	(1,703,255)	(1,658,439)
Mortality and expenses charges	(217,037)	(189,202)
Surrender charges	112,710	76,948
Increase (decrease) in net assets from policy related transactions	1,768,684	12,524,005
Total increase (decrease)	14,000,977	24,151,236
Net assets as of December 31, 2017	$92,473,824	$81,208,684

(1) Commenced operations May 12, 2017. (2) Commenced operations November 18, 2016. See accompanying notes.

Principal LifeTime 2040 Class 1 Division	Principal LifeTime 2050 Class 1 Division	Principal LifeTime 2060 Class 1 Division	Principal LifeTime Strategic Income Class 1 Division	Putnam VT Equity Income Class IB Division (1)	Putnam VT Growth Opportunities Class IB Division (2)

$30,067,008	$13,818,905	$1,662,895	$7,305,995	$—	$—

459,338	209,139	21,056	208,565	—	(13)
949,163	501,216	27,490	(22,187)	—	2,570
368,805	49,518	63,546	195,123	—	163,486
1,777,306	759,873	112,092	381,501	—	166,043
—	—	—	—	—	—
1,777,306	759,873	112,092	381,501	—	166,043

14,087,858	7,683,559	909,122	4,108,010	—	22,857,806
(975,040)	(774,600)	(30,506)	(160,326)	—	(107,288)
(10,105)	(2,734)	(289)	(5,817)	—	(3,375)
55,867	(324,495)	(91,165)	(32,772)	—	(32,961)
(9,996,970)	(4,139,660)	(552,367)	(2,898,763)	—	(100,784)
(994,927)	(542,117)	(52,188)	(159,171)	—	(115,832)
(100,226)	(51,753)	(6,894)	(18,471)	—	(7,969)
(13,969)	2,578	788	1,503	—	(206)
2,052,488	1,850,778	176,501	834,193	—	22,489,391
3,829,794	2,610,651	288,593	1,215,694	—	22,655,434
33,896,802	16,429,556	1,951,488	8,521,689	—	22,655,434

554,518	243,399	29,775	214,563	—	25,724
792,194	848,250	63,438	120,541	1,313	708,680
6,008,664	2,589,254	514,327	428,212	92,590	6,074,108
7,355,376	3,680,903	607,540	763,316	93,903	6,808,512
—	—	—	—	—	—
7,355,376	3,680,903	607,540	763,316	93,903	6,808,512

19,909,642	7,172,687	3,719,753	3,718,392	814,821	2,281,875
(3,060,332)	(1,112,199)	(147,842)	(740,869)	(24,012)	(1,393,229)
(1,592)	(1,300)	(349)	(633)	—	(353,140)
(469,888)	(112,571)	(27,774)	(37,251)	—	(57,656)
(10,971,240)	(6,724,916)	(1,342,247)	(2,807,239)	(12,960)	(1,008,706)
(1,080,678)	(560,174)	(61,735)	(165,958)	(7,419)	(914,351)
(105,119)	(51,322)	(9,052)	(20,505)	(1,278)	(73,088)
(2,946)	7,583	935	16,919	61	(8,759)
4,217,847	(1,382,212)	2,131,689	(37,144)	769,213	(1,527,054)
11,573,223	2,298,691	2,739,229	726,172	863,116	5,281,458
$45,470,025	$18,728,247	$4,690,717	$9,247,861	$863,116	$27,936,892

Principal Life Insurance Company Variable Life Separate Account Statements of Changes in Net Assets Years ended December 31, 2017 and 2016
	Putnam VT International Equity Class IB Division	Real Estate Securities Class 1 Division

Net assets as of January 1, 2016	$1,170,358	$75,834,379

Increase (decrease) in net assets
Operations:
Net investment income (loss)	41,081	1,102,338
Total realized gains (losses) on investments	5,589	11,591,239
Change in net unrealized appreciation or depreciation of investments	(66,579)	(8,438,390)
Net gains (losses) on investments	(19,909)	4,255,187
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	(19,909)	4,255,187
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	217,801	26,128,211
Contract terminations and surrenders	(6,822)	(4,598,973)
Death benefit payments	—	(55,311)
Policy loan transfers	(8)	(221,458)
Transfers to other contracts	(571,571)	(20,852,596)
Cost of insurance and administration charges	(16,912)	(2,095,498)
Mortality and expenses charges	(2,730)	(217,407)
Surrender charges	42	1,638
Increase (decrease) in net assets from policy related transactions	(380,200)	(1,911,394)
Total increase (decrease)	(400,109)	2,343,793
Net assets as of December 31, 2016	770,249	78,178,172

Increase (decrease) in net assets
Operations:
Net investment income (loss)	18,216	1,327,365
Total realized gains (losses) on investments	(961)	11,306,063
Change in net unrealized appreciation or depreciation of investments	172,404	(5,928,633)
Net gains (losses) on investments	189,659	6,704,795
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	189,659	6,704,795
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	222,806	19,407,686
Contract terminations and surrenders	(110,134)	(4,502,799)
Death benefit payments	—	(135,162)
Policy loan transfers	(10)	(327,760)
Transfers to other contracts	(145,273)	(21,948,484)
Cost of insurance and administration charges	(9,612)	(1,901,531)
Mortality and expenses charges	(1,765)	(203,081)
Surrender charges	189	25,544
Increase (decrease) in net assets from policy related transactions	(43,799)	(9,585,587)
Total increase (decrease)	145,860	(2,880,792)
Net assets as of December 31, 2017	$916,109	$75,297,380

See accompanying notes.

SAM Balanced Portfolio Class 1 Division	SAM Conservative Balanced Portfolio Class 1 Division	SAM Conservative Growth Portfolio Class 1 Division	SAM Flexible Income Portfolio Class 1 Division	SAM Strategic Growth Portfolio Class 1 Division	Short-Term Income Class 1 Division

$69,368,789	$36,165,710	$49,631,476	$18,145,329	$50,622,729	$34,776,379

1,431,462	1,020,951	716,228	655,049	717,889	912,389
1,735,158	691,706	3,012,218	41,859	3,072,143	(175,032)
1,327,060	680,029	(242,747)	580,551	(796,509)	26,532
4,493,680	2,392,686	3,485,699	1,277,459	2,993,523	763,889
—	—	—	—	—	—
4,493,680	2,392,686	3,485,699	1,277,459	2,993,523	763,889

14,097,510	11,045,527	8,627,124	7,100,566	7,835,344	24,654,717
(4,686,875)	(4,751,997)	(3,008,189)	(1,409,830)	(1,384,920)	(3,188,066)
(166,527)	(1,129)	(302,023)	(80,024)	(5,618)	(70,892)
(458,063)	49,642	66,796	(14,622)	(477,616)	(10,026)
(10,263,739)	(4,399,496)	(4,748,643)	(3,296,981)	(4,911,810)	(9,792,990)
(2,755,423)	(1,152,368)	(2,064,648)	(626,220)	(2,020,252)	(1,080,014)
(237,065)	(116,414)	(194,659)	(57,676)	(192,736)	(108,081)
(40,901)	297,883	(172,696)	(5,641)	(123,010)	(7,087)
(4,511,083)	971,648	(1,796,938)	1,609,572	(1,280,618)	10,397,561
(17,403)	3,364,334	1,688,761	2,887,031	1,712,905	11,161,450
69,351,386	39,530,044	51,320,237	21,032,360	52,335,634	45,937,829

1,552,279	1,130,767	893,959	746,294	787,498	843,954
664,118	(14,053)	1,909,955	(68,063)	2,973,781	(196,229)
8,050,062	3,265,341	7,402,044	1,102,674	7,352,778	366,471
10,266,459	4,382,055	10,205,958	1,780,905	11,114,057	1,014,196
—	—	—	—	—	—
10,266,459	4,382,055	10,205,958	1,780,905	11,114,057	1,014,196

11,747,228	6,843,809	10,578,214	6,844,303	8,476,186	17,173,384
(3,818,524)	(2,039,441)	(3,226,957)	(2,181,504)	(2,278,071)	(5,124,850)
(79,141)	(917)	(32,657)	(8,024)	(12,768)	(46,629)
(2,604,432)	(565,301)	(1,086,135)	(187,577)	(795,241)	(154,332)
(4,600,210)	(4,480,254)	(3,493,781)	(2,957,279)	(7,281,739)	(13,769,450)
(2,842,087)	(1,076,833)	(1,993,951)	(675,461)	(1,914,958)	(1,124,670)
(253,063)	(123,662)	(195,714)	(63,099)	(191,006)	(119,600)
(30,794)	54,122	(38,982)	(2,900)	(67,722)	65,403
(2,481,023)	(1,388,477)	510,037	768,459	(4,065,319)	(3,100,744)
7,785,436	2,993,578	10,715,995	2,549,364	7,048,738	(2,086,548)
$77,136,822	$42,523,622	$62,036,232	$23,581,724	$59,384,372	$43,851,281

Principal Life Insurance Company Variable Life Separate Account Statements of Changes in Net Assets Years ended December 31, 2017 and 2016
	SmallCap Class 1 Division	T. Rowe Price Equity Income Portfolio II Division

Net assets as of January 1, 2016	$84,115,983	$2,000,026

Increase (decrease) in net assets
Operations:
Net investment income (loss)	195,584	44,695
Total realized gains (losses) on investments	6,704,029	235,164
Change in net unrealized appreciation or depreciation of investments	5,911,256	98,643
Net gains (losses) on investments	12,810,869	378,502
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	12,810,869	378,502
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	13,707,946	2,727,619
Contract terminations and surrenders	(3,766,729)	(77,805)
Death benefit payments	(140,910)	—
Policy loan transfers	54,618	(427)
Transfers to other contracts	(15,735,169)	(2,672,653)
Cost of insurance and administration charges	(2,381,369)	(27,253)
Mortality and expenses charges	(197,324)	(4,245)
Surrender charges	(33,930)	477
Increase (decrease) in net assets from policy related transactions	(8,492,867)	(54,287)
Total increase (decrease)	4,318,002	324,215
Net assets as of December 31, 2016	88,433,985	2,324,241

Increase (decrease) in net assets
Operations:
Net investment income (loss)	334,912	38,601
Total realized gains (losses) on investments	2,109,897	275,076
Change in net unrealized appreciation or depreciation of investments	8,377,954	55,955
Net gains (losses) on investments	10,822,763	369,632
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	10,822,763	369,632
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	12,116,943	4,491,906
Contract terminations and surrenders	(7,147,408)	(47,738)
Death benefit payments	(203,347)	(1,617)
Policy loan transfers	(503,458)	—
Transfers to other contracts	(10,530,174)	(4,453,850)
Cost of insurance and administration charges	(2,293,335)	(31,216)
Mortality and expenses charges	(204,212)	(5,275)
Surrender charges	10,444	120
Increase (decrease) in net assets from policy related transactions	(8,754,547)	(47,670)
Total increase (decrease)	2,068,216	321,962
Net assets as of December 31, 2017	$90,502,201	$2,646,203

(1) Commenced operations May 15, 2017. See accompanying notes.

T. Rowe Price Health Sciences Portfolio II Division (1)	Templeton Developing Markets VIP Class 2 Division	Templeton Foreign VIP Class 2 Division	Templeton Global Bond VIP Class 2 Division	TOPS Managed Risk Balanced ETF Class 2 Division	TOPS Managed Risk Growth ETF Class 2 Division

$—	$5,190,250	$12,960,475	$18,359,878	$372,045	$3,532,678

—	41,536	246,372	(16)	6,188	59,214
—	(779,743)	(214,504)	(1,212,485)	(538)	(9,203)
—	1,586,971	844,124	1,681,466	18,506	141,153
—	848,764	875,992	468,965	24,156	191,164
—	—	—	—	—	—
—	848,764	875,992	468,965	24,156	191,164

—	3,218,531	2,713,293	5,531,950	331,003	217,498
—	(184,714)	(328,787)	(607,823)	(1,091)	(93,381)
—	(26,018)	(23,851)	(30,502)	(4,991)	—
—	(107,357)	(18,329)	(18,078)	(73)	672
—	(3,169,087)	(2,898,422)	(6,236,207)	(129,938)	(128,280)
—	(136,359)	(195,373)	(393,372)	(12,810)	(145,388)
—	(18,892)	(23,917)	(44,295)	(1,334)	(16,308)
—	1,317	18,934	30,561	96	2,144
—	(422,579)	(756,452)	(1,767,766)	180,862	(163,043)
—	426,185	119,540	(1,298,801)	205,018	28,121
—	5,616,435	13,080,015	17,061,077	577,063	3,560,799

—	65,680	380,341	(7)	7,432	17,408
76	(162,116)	(161,384)	(442,160)	3,763	374,774
(27)	2,330,974	1,994,161	741,589	40,909	(68,653)
49	2,234,538	2,213,118	299,422	52,104	323,529
—	—	—	—	—	—
49	2,234,538	2,213,118	299,422	52,104	323,529

1,791	5,156,083	3,582,506	8,688,764	210,140	244,930
—	(319,601)	(213,242)	(667,642)	(3,093)	(60,770)
—	—	—	(68,996)	—	—
—	72,803	(102,054)	(62,116)	(62)	(54,880)
—	(4,922,545)	(2,878,092)	(5,297,895)	(169,206)	(2,731,684)
(10)	(154,062)	(208,745)	(385,644)	(13,286)	(70,034)
(3)	(23,467)	(28,077)	(47,423)	(1,527)	(9,299)
—	3,405	6,959	13,703	(551)	(10,125)
1,778	(187,384)	159,255	2,172,751	22,415	(2,691,862)
1,827	2,047,154	2,372,373	2,472,173	74,519	(2,368,333)
$1,827	$7,663,589	$15,452,388	$19,533,250	$651,582	$1,192,466

Principal Life Insurance Company Variable Life Separate Account Statements of Changes in Net Assets Years ended December 31, 2017 and 2016
	TOPS Managed Risk Moderate Growth ETF Class 2 Division	VanEck Global Hard Assets Class S Division

Net assets as of January 1, 2016	$1,441,639	$497,175

Increase (decrease) in net assets
Operations:
Net investment income (loss)	22,251	2,163
Total realized gains (losses) on investments	(2,802)	(88,415)
Change in net unrealized appreciation or depreciation of investments	73,954	365,096
Net gains (losses) on investments	93,403	278,844
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	93,403	278,844
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	169,832	854,548
Contract terminations and surrenders	(2,249)	(42,947)
Death benefit payments	—	(3,078)
Policy loan transfers	—	(28,871)
Transfers to other contracts	(28,283)	(475,039)
Cost of insurance and administration charges	(46,783)	(36,423)
Mortality and expenses charges	(6,311)	(2,854)
Surrender charges	(4)	(945)
Increase (decrease) in net assets from policy related transactions	86,202	264,391
Total increase (decrease)	179,605	543,235
Net assets as of December 31, 2016	1,621,244	1,040,410

Increase (decrease) in net assets
Operations:
Net investment income (loss)	27,456	(429)
Total realized gains (losses) on investments	6,618	(34,213)
Change in net unrealized appreciation or depreciation of investments	188,275	(2,499)
Net gains (losses) on investments	222,349	(37,141)
Payment from affiliate	—	—
Net increase (decrease) in net assets resulting from operations	222,349	(37,141)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	375,405	604,628
Contract terminations and surrenders	(44,969)	(106,299)
Death benefit payments	—	—
Policy loan transfers	(947)	(43,224)
Transfers to other contracts	(148,198)	(272,828)
Cost of insurance and administration charges	(46,186)	(40,515)
Mortality and expenses charges	(7,130)	(3,256)
Surrender charges	(957)	(2,818)
Increase (decrease) in net assets from policy related transactions	127,018	135,688
Total increase (decrease)	349,367	98,547
Net assets as of December 31, 2017	$1,970,611	$1,138,957

See accompanying notes.

VanEck Global Hard Assets Initial Class Division	Vanguard VIF Balanced Division	Vanguard VIF Equity Index Division	Vanguard VIF Mid-Cap Index Division	Wanger International Division	Wells Fargo VT Index Asset Allocation Class 2 Division

$5,957,303	$49,926,772	$102,385,279	$47,630,048	$130,569	$2,015,454

28,965	1,265,111	2,333,847	681,901	3,467	21,517
(1,786,146)	3,424,246	6,348,205	4,623,832	19,336	134,944
4,476,559	542,560	3,595,647	327,867	(23,719)	17,044
2,719,378	5,231,917	12,277,699	5,633,600	(916)	173,505
—	—	—	—	—	—
2,719,378	5,231,917	12,277,699	5,633,600	(916)	173,505

6,323,295	14,334,676	40,367,722	34,813,130	264,078	1,382,794
(238,174)	(5,073,204)	(4,860,679)	(2,527,393)	(364)	(60,798)
(6,310)	—	—	(31,676)	—	(1,180)
(26,779)	(312,296)	(260,086)	(367,721)	—	34,878
(4,285,536)	(9,326,226)	(30,433,252)	(23,881,805)	(43,186)	(305,989)
(132,431)	(913,605)	(1,619,858)	(1,007,346)	(4,856)	(69,866)
(17,051)	(145,742)	(253,602)	(137,814)	(388)	(5,665)
4,572	30,447	25,904	68,021	(10)	(638)
1,621,586	(1,405,950)	2,966,149	6,927,396	215,274	973,536
4,340,964	3,825,967	15,243,848	12,560,996	214,358	1,147,041
10,298,267	53,752,739	117,629,127	60,191,044	344,927	3,162,495

—	1,149,566	2,289,362	811,286	10,026	19,254
(216,305)	3,099,707	9,674,056	4,013,813	9,735	158,797
(96,479)	2,629,181	13,508,332	7,347,566	153,104	126,306
(312,784)	6,878,454	25,471,750	12,172,665	172,865	304,357
—	—	—	—	—	—
(312,784)	6,878,454	25,471,750	12,172,665	172,865	304,357

4,143,896	13,469,585	32,357,748	31,018,630	834,996	515,274
(206,555)	(16,266,916)	(8,141,340)	(4,298,480)	(39,007)	(172,574)
(3,138)	(12,600)	(62,627)	(65,687)	—	—
(109,280)	66,466	243,092	82,280	(6,770)	11,990
(4,101,621)	(10,736,079)	(24,853,995)	(20,877,530)	(76,397)	(913,904)
(146,059)	(763,956)	(1,714,863)	(1,179,632)	(11,128)	(74,365)
(20,957)	(144,359)	(296,635)	(177,991)	(1,070)	(5,467)
10,913	21,837	11,593	123,140	(1,085)	(2)
(432,801)	(14,366,022)	(2,457,027)	4,624,730	699,539	(639,048)
(745,585)	(7,487,568)	23,014,723	16,797,395	872,404	(334,691)
$9,552,682	$46,265,171	$140,643,850	$76,988,439	$1,217,331	$2,827,804

Principal Life Insurance Company Variable Life Separate Account Statements of Changes in Net Assets Years ended December 31, 2017 and 2016
Wells Fargo VT Omega Growth Class 2 Division

Net assets as of January 1, 2016	$6,839,864

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(50)
Total realized gains (losses) on investments	(174,688)
Change in net unrealized appreciation or depreciation of investments	157,085
Net gains (losses) on investments	(17,653)
Payment from affiliate	—
Net increase (decrease) in net assets resulting from operations	(17,653)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	4,618,540
Contract terminations and surrenders	(78,461)
Death benefit payments	—
Policy loan transfers	(8,015)
Transfers to other contracts	(5,154,285)
Cost of insurance and administration charges	(99,058)
Mortality and expenses charges	(10,649)
Surrender charges	(1,096)
Increase (decrease) in net assets from policy related transactions	(733,024)
Total increase (decrease)	(750,677)
Net assets as of December 31, 2016	6,089,187

Increase (decrease) in net assets
Operations:
Net investment income (loss)	822
Total realized gains (losses) on investments	(5,579)
Change in net unrealized appreciation or depreciation of investments	2,089,032
Net gains (losses) on investments	2,084,275
Payment from affiliate	—
Net increase (decrease) in net assets resulting from operations	2,084,275
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	4,090,009
Contract terminations and surrenders	(108,088)
Death benefit payments	—
Policy loan transfers	(86,907)
Transfers to other contracts	(3,883,056)
Cost of insurance and administration charges	(103,630)
Mortality and expenses charges	(11,740)
Surrender charges	(74)
Increase (decrease) in net assets from policy related transactions	(103,486)
Total increase (decrease)	1,980,789
Net assets as of December 31, 2017	$8,069,976

See accompanying notes.

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

1. Nature of Operations and Significant Accounting Policies

Description of Business

Principal Life Insurance Company Variable Life Separate Account (“the Separate Account”) is a segregated investment account of Principal Life Insurance Company (“Principal Life”) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, each division of the Separate Account invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2017, contractholder investment options included the following diversified open-end management investment companies:

Principal Variable Contracts Funds, Inc. – Class 1: (1)
Bond Market Index Account
Core Plus Bond Account
Diversified Balanced Account (14)
Diversified International Account
Equity Income Account
Government & High Quality Bond Account
International Emerging Markets Account
LargeCap Growth Account
LargeCap Growth Account I
LargeCap S&P 500 Index Account
LargeCap Value Account
MidCap Account
Multi-Asset Income Account (10)
Principal Capital Appreciation Account (6)
Principal LifeTime 2010 Account
Principal LifeTime 2020 Account
Principal LifeTime 2030 Account
Principal LifeTime 2040 Account
Principal LifeTime 2050 Account
Principal LifeTime 2060 Account (2)
Principal LifeTime Strategic Income Account
Real Estate Securities Account
Short-Term Income Account
SmallCap Account
Strategic Asset Management (“SAM”) Balanced Portfolio
SAM Conservative Balanced Portfolio
SAM Conservative Growth Portfolio
SAM Flexible Income Portfolio
SAM Strategic Growth Portfolio

AllianceBernstein Variable Product Series Fund, Inc.:
Global Thematic Growth Portfolio – Class A
International Growth Portfolio – Class A
International Value Portfolio – Class A
Small Cap Growth Portfolio – Class A
Small/Mid Cap Value Portfolio – Class A

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

American Century Investments®:
VP Capital Appreciation Fund – Class II (3)
VP Income & Growth Fund – Class I
VP Income & Growth Fund – Class II
VP Inflation Protection Fund – Class II
VP International Fund – Class II
VP Mid Cap Value Fund – Class II
VP Ultra® Fund – Class I
VP Ultra® Fund – Class II
VP Value Fund – Class II
American Funds Insurance Series: Blue Chip Income and Growth Fund – Class 2 (7) Global Bond Fund – Class 2 (7)
Growth Fund - Class 2 (4)
International Fund – Class 2 (4)
New World Fund – Class 2 (4)
Calvert VP Portfolio:
EAFE International Index – Class F
Investment Grade Bond Index – Class I (3)
Russell 2000 Small Cap Index – Class F
S&P 500 Index (3)
S&P MidCap 400 Index – Class F
ClearBridge Investments:
    ClearBridge Variable Mid Cap Portfolio – Class I Shares (7)
    ClearBridge Variable Small Cap Growth Portfolio – Class I Shares (2)
Delaware VIP® Trust Series:
    High Yield – Service Class (4)
    Small Cap Value – Service Class
    Smid Cap Core – Service Class (15)

Deutsche Variable Series II: Alternative Asset Allocation VIP – Class B (2) Small Mid Cap Value VIP – Class B Dreyfus Investment Portfolios: Core Value Portfolio – Service Shares
MidCap Stock Portfolio – Service Shares (4)
Technology Growth Portfolio – Service Shares
Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Service Shares (16)
Dreyfus Variable Investment Fund:
Appreciation Portfolio – Service Shares
Opportunistic Small Cap Portfolio – Service Shares
    Quality Bond Portfolio – Service Shares

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

Fidelity® Variable Insurance Products:
Asset Manager Portfolio – Service Class 2
Contrafund® Portfolio – Initial Class
Contrafund® Portfolio – Service Class 2
Equity-Income Portfolio – Initial Class
Equity-Income Portfolio – Service Class 2
Government Money Market Portfolio – Service Class (9) Growth Portfolio – Service Class 2
High Income Portfolio – Initial Class
High Income Portfolio – Service Class 2
Mid Cap Portfolio – Service Class 2 Strategic Income Portfolio – Service Class 2 (13)
Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund – Class 2
Franklin Mutual Global Discovery VIP Fund – Class 2
Franklin Mutual Shares VIP Fund – Class 2
Franklin Rising Dividends VIP Fund – Class 2
Franklin Small Cap Value VIP Fund – Class 2
Franklin Strategic Income VIP Fund – Class 2
Franklin U.S. Government Securities VIP Fund – Class 2
Templeton Developing Markets VIP Fund – Class 2
Templeton Foreign VIP Fund – Class 2
Templeton Global Bond VIP Fund – Class 2
Goldman Sachs Variable Insurance Trust, Small Cap Equity Insights Fund – Institutional Shares
Invesco V.I. Fund:
American Franchise Fund – Series I Shares American Franchise Fund – Series II Shares American Value Fund – Series I Shares (7) Core Equity Fund – Series I Shares
Core Equity Fund – Series II Shares Global Health Care Fund – Series I Shares Global Real Estate Fund – Series I Shares (2)
International Growth Fund – Series I Shares
Mid Cap Core Equity Fund – Series II Shares
Mid Cap Growth Fund – Series I Shares Small Cap Equity Fund – Series I Shares
Technology Fund – Series I Shares
Janus Henderson Series:
Balanced Portfolio – Service Shares (17)
Enterprise Portfolio – Service Shares (18)
Flexible Bond Portfolio – Service Shares (19)
Forty Portfolio – Service Shares (20)
Global Research Portfolio – Service Shares (21) Overseas Portfolio – Service Shares (22)
JPMorgan Insurance Trust:
Core Bond Portfolio – Class 1 Shares
Small Cap Core Portfolio – Class 1 Shares

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

Lord Abbett Series Fund:
    Developing Growth Portfolio – Class VC (10)
    International Opportunities Portfolio – Class VC (10)
MFS®:
Blended Research Small Cap Equity Portfolio – Service Class (10)
Global Equity Series – Service Class

Growth Series – Service Class
Inflation-Adjusted Bond Portfolio – Service Class (7) International Value Portfolio – Service Class (2) Mid Cap Growth Series – Service Class
Mid Cap Value Portfolio – Service Class (7) New Discovery Series – Service Class New Discovery Value Portfolio – Service Class (10) Research International Series – Service Class (5)
Total Return Series – Service Class
Utilities Series – Service Class
Value Series – Service Class
Neuberger Berman Advisors Management Trust:
Guardian Portfolio – Class I
Large Cap Value Portfolio – Class I Mid Cap Growth Portfolio – Class S (8)
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares
PIMCO:
All Asset Portfolio – Administrative Class
Commodity Real Return Strategy Portfolio – Administrative Class
Emerging Market Bond Portfolio – Administrative Class
High Yield Portfolio – Administrative Class

Long-Term U.S. Government Portfolio – Administrative Class (4) Low Duration Portfolio – Administration Class (10) Real Return Portfolio – Administrative Class
Short-Term Portfolio – Administrative Class
Total Return Portfolio – Administrative Class
Putnam Variable Trust:
Equity Income Fund – Class IB (12)
Growth Opportunities Fund – Class IB (11) International Equity Fund – Class IB
T. Rowe Price Equity Series, Inc.:
Equity Income Portfolio – II Health Science Portfolio – II (13) TOPS Managed Risk Series: Balanced ETF Portfolio – Class 2 Growth ETF Portfolio – Class 2 Moderate Growth ETF Portfolio – Class 2
VanEck VIP Trust:
VanEck VIP Global Hard Assets Fund – Class S Shares VanEck VIP Global Hard Assets Fund – Initial Class Shares

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

Vanguard Variable Insurance Fund:
Balanced Portfolio
Equity Index Portfolio
Mid-Cap Index Portfolio
Wanger International (7) Wells Fargo Variable Trust Funds®:
Index Asset Allocation Fund – Class 2
Omega Growth Fund – Class 2

(1)	Organized by Principal Life Insurance Company.

(2)	Commencement of operations, May 20, 2013.

(3)	Commencement of operations, April 24, 2014.

(4)	Commencement of operations, May 17, 2014.

(5)	Commencement of operations, March 27, 2015.

(6)	Commencement of operations, April 17, 2015.

(7)	Commencement of operations, May 18, 2015.

(8)	Commencement of operations, November 6, 2015.

(9)	Commencement of operations, February 8, 2016.

(10)	Commencement of operations, May 23, 2016.

(11)	Commencement of operations, November 18, 2016.

(12)	Commencement of operations, May 12, 2017.

(13)	Commencement of operations, May 15, 2017.

(14)	Commencement of operations, May 26, 2017.
(15) Represented the operations of Delaware Smid Cap Growth Service Class Division until May 13, 2017.
(16) Represented the operations of Dreyfus Socially Responsible Growth Service Shares Division until May 13, 2017.
(17) Represented the operations of Janus Aspen Balanced Service Shares Division until May 13, 2017.
(18) Represented the operations of Janus Aspen Enterprise Service Shares Division until May 13, 2017.
(19) Represented the operations of Janus Aspen Flexible Bond Service Shares Division until May 13, 2017.
(20) Represented the operations of Janus Aspen Forty Service Shares Division until May 13, 2017.
(21) Represented the operations of Janus Aspen Global Research Service Shares Division until May 13, 2017.
(22) Represented the operations of Janus Aspen Overseas Service Shares Division until May 13, 2017.

Commencement of operations date is the date the division became available to contractholders.

During 2017, the following divisions were liquidated and subsequently reinvested:

			Transferred
Date	Liquidation Division	Reinvested Division	Assets
May 27, 2017	Balanced Class 1 Division	Diversified Balanced Class 1 Division	$14,118,526
May 13, 2017	Putnam VT Growth & Income Class IB Division	Putnam VT Equity Income Class IB Division	636,510

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

The assets of the Separate Account are owned by Principal Life. The assets of the Separate Account support the following variable life insurance contracts of Principal Life and may not be used to satisfy the liabilities arising from any other business of Principal Life:

Principal Benefit Variable Universal Life contracts
Principal Benefit Variable Universal Life II contracts
Principal Executive Variable Universal Life contracts
Principal Executive Variable Universal Life II contracts
Principal Flexible Variable Life contracts
PrinFlex Life® contracts
Principal Survivorship Flexible Premium Variable Universal Life contracts
Principal Variable Universal Life Accumulator contracts
Principal Variable Universal Life Accumulator II contracts
Principal Variable Universal Life Income contracts and
Principal Variable Universal Life Income II contracts

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements and accompanying notes of the Separate Account in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Transactions Affecting Comparability
Certain amounts within the statements of assets and liabilities and notes as of and for the year ending December 31, 2016, have been aggregated to eliminate product level detail to conform to 2017 presentation.
Investments

Investments are stated at the closing net asset value (“NAV”) per share on December 31, 2017. Net realized capital gains and losses on sales of investments are determined on the basis of specific identification under the first-in, first-out (“FIFO”) method. Investment transactions are accounted for on a trade date basis. Dividends and realized gains (losses) on investments are recognized on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the funds on the payable date.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety considering factors specific to the asset or liability.

•	Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•	Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

•	Level 3 – Fair values are based on at least one significant unobservable input for the asset or liability.

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

All investments of the open-end management investment companies listed above represent investments in mutual funds for which a daily NAV is calculated and published. Therefore, the investments fall into Level 1 of the fair value hierarchy.

2. Expenses and Related Party Transactions

Principal Life is compensated for the following expenses and charges:

Principal Benefit Variable Universal Life contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.40% of the net policy value in years one through ten and 0.30% thereafter to cover this risk. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In all years, a sales charge of 6.50% of premiums less than or equal to target premium is deducted from each payment on behalf of each participant. The sales charge in excess of target premium is reduced to 5.00% in years one through five. After the fifth year, the sales charge is 6.50% of premiums paid. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal Benefit Variable Universal Life II contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.70% of the net policy value to cover this risk. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In policy years one through five, a sales charge of 6.70% of premiums paid up to target premium and 5.20% of premiums paid in excess of target premium is deducted from each payment on behalf of each participant. In policy years six and thereafter, a sales charge of 6.70% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal Executive Variable Universal Life contracts – Executive Variable Universal Life contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.30% of the net policy value to cover this risk. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge is deducted from each payment on behalf of each participant, as follows:

Year	Policies Issued Prior to April 1, 2007	Policies Issued April 1, 2007 and After
First year	4.50% of premiums paid	3.75% of premiums paid
Years two through five	7.00% of premiums paid (up to target premium)	7.00% of premiums paid (up to target premium)
Years six through ten	3.00% of premiums paid (up to target premium)	3.00% of premiums paid (up to target premium)
After year ten	No sales charge is deducted.	No sales charge is deducted.

A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to    their transfer to the Separate Account.

Principal Executive Variable Universal Life II contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted monthly at an annual rate of 0.20% of the net policy value to cover this risk. A cost of insurance charge, which is based on Principal Life’s

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In the first year, a sales charge of 3.75% of premiums paid is deducted from each payment on behalf of each participant. In years two through five, a sales charge of 7.00% of premiums paid is deducted from each payment on behalf of each participant. In years six through ten, a sales charge of 5.75% of premiums paid is deducted from each payment on behalf of each participant. Each year thereafter, a sales charge of 3.00% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal Flexible Variable Life contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a monthly reduction of the unit value equivalent to an annual rate of 0.75% of the policy value. An annual administration charge of $60 for each policy and a cost of insurance charge, which is based on Principal Life’s expected future mortality experience, are deducted on a monthly basis through the redemption of units as compensation for administrative and insurance expenses, respectively. A sales charge of 5.00% and a tax charge of 2.00% are deducted from premium payments made on behalf of each participant. The sales and tax charges are deducted from the contributions by Principal Life prior to their transfer to the Separate Account. In addition, a surrender charge up to a maximum of 25.00% of the minimum first year premium may be imposed upon total surrender or termination of a policy for insufficient value.

PrinFlex Life® contracts – Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.90% of the division values through the ninth policy year. Each month thereafter, the charge will be deducted at an annual rate of 0.27% of the division values. A monthly administration charge of $0.60 for each $1,000 of policy face amount (with a maximum charge of $25 per month) will be deducted from policies in their first policy year. After the first policy year, the administration charge is $10 per month. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is also deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 2.75% of premiums paid less than or equal to target premium and 0.75% of premiums in excess of target is deducted from premium payments on behalf of each participant. A tax charge of 2.20% for state and local taxes and 1.25% for federal taxes is also deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal Survivorship Flexible Premium Variable Universal Life contracts – Mortality and expense risks assumed by Principal Life are compensated for by a monthly charge equivalent to an annual rate of 0.80% of the division values through the ninth policy year. Each month thereafter, the charge is deducted at an annual rate of 0.30% of the division values. A monthly administration charge of $8 is deducted from policies. An additional monthly administration charge of $0.08 per $1,000 of face amount is deducted in the first ten years (and ten years after an increase in the face amount). The charge of $0.08 is increased by $0.005 per $1,000 for each insured classified as a smoker. In years 11 through 20 (after issue or adjustment) an additional monthly charge of $0.04 per $1,000 of face amount is deducted. After policy year 21, an additional monthly charge of $0.02 per $1,000 of face amount is deducted. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is also deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In policy years one through ten, a sales charge of 5.00% of premiums paid less than or equal to target premium and 2.00% of premiums paid in excess of target is deducted from each payment on behalf of each participant. Each year thereafter, a sales charge of 2.00% of premiums paid is deducted from each premium payment on behalf of each participant. A tax charge of 2.20% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal Variable Universal Life Accumulator contracts – Mortality and expense risks assumed by Principal Life are compensated for by a monthly charge equivalent to an annual rate of 0.70% of the policy value through the tenth policy year. Each month thereafter, the charge will be deducted at a rate equivalent to 0.20% of the policy value per year. The current administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.00% of premiums paid is deducted from each payment on behalf of each participant during the

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

first five policy years. A tax charge of 2.20% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal Variable Universal Life Accumulator II contracts – Mortality and expense risks assumed by Principal Life are compensated for by a monthly charge equivalent to an annual rate of 0.70% of the policy value through the tenth policy year. Each month thereafter, the charge will be deducted at a rate equivalent to 0.20% of the policy value per year. The current monthly administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.00% of premiums paid up to surrender target premium and a sale charge of 1.25% of premiums in excess of surrender target premium is deducted from each payment on behalf of each participant. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal Variable Universal Life Income contracts – Mortality and expense risks assumed by Principal Life are compensated for by a monthly charge equivalent to an annual rate of 0.70% of the policy value through the tenth policy year. The current monthly administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.00% of premiums paid (without the surrender charge adjustment rider) is deducted from each payment on behalf of each participant. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal Variable Universal Life Income II contracts – For policies issued prior to May 18, 2009, asset based charges assumed by Principal Life are compensated for by a monthly charge equivalent to an annual rate of 0.70% of the asset value of each policy. The current administrative charge is $25 per month. A cost of insurance charge, which is based on Principal Life's expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.00% of premiums is deducted from each payment on behalf of each participant. A sales charge of 3.25% of premiums paid (with the surrender charge adjustment rider) is deducted from each payment on behalf of each participant during the first policy year. Each year thereafter, a sales charge of 3.00% of premiums paid (with the surrender charge adjustment rider) is deducted from each payment on behalf of each participant. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account. For policies issued May 18, 2009 and after, asset based charges assumed by Principal Life are compensated for by a monthly charge equivalent to an annual rate of 0.50% of the asset value of each policy through the tenth policy year. The current administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on Principal Life's expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.00% of premiums is deducted from each payment on behalf of each participant. A sales charge of 3.25% of premiums paid (with the surrender charge adjustment rider) is deducted from each payment on behalf of each participant during the first policy year. Each year thereafter, a sales charge of 3.00% of premiums paid (with the surrender charge adjustment rider) is deducted from each payment on behalf of each participant. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

During the year ended December 31, 2017, investment advisory and management fees were paid indirectly to Principal Global Investors, LLC (“Manager”) (wholly owned by Principal Financial Services, Inc.), in its capacity as advisor to Principal Variable Contracts Funds, Inc. A portion of the management fee is paid by the Manager to the sub-advisor of each of the divisions, some of which are affiliates of the Manager. On March 1, 2016, the investment and advisory fees paid by each of the Principal LifeTime Accounts were eliminated. Prior to March 1, 2016, the annual rate paid by each of the

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

Principal LifeTime Accounts was 0.03% of each of the Principal LifeTime Accounts’ average net assets. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion.

The annual rates used in this calculation for each of the other divisions are shown in the following tables:

	Net Assets of Accounts (in millions)
	First $100	Next $100	Next $100	Next $100	Thereafter
Core Plus Bond Account	0.50%	0.45%	0.40%	0.35%	0.30%
Equity Income Account	0.60	0.55	0.50	0.45	0.40
LargeCap Growth Account I	0.80	0.75	0.70	0.65	0.60
MidCap Account	0.65	0.60	0.55	0.50	0.45
Real Estate Securities Account	0.90	0.85	0.80	0.75	0.70
SmallCap Account	0.85	0.80	0.75	0.70	0.65

	Net Assets of Accounts (in millions)
	Next $250	Next $250	Next $250	Next $250	Thereafter
Diversified International Account	0.85%	0.80%	0.75%	0.70%	0.65%
International Emerging Markets Account	1.25	1.20	1.15	1.10	1.05
LargeCap Value Account	0.60	0.55	0.50	0.45	0.40

	Net Assets of Accounts (in millions)
	First $500	Next $500	Next $1,000	Next $1,000	Over $3,000
LargeCap Growth
Account	0.68%	0.63%	0.61%	0.56%	0.51%

	Net Assets of Accounts
	(in millions)
	First $200	Next $300
Short-Term Income Account	0.50%	0.45%

	Net Assets of Accounts
	(in millions)
	First $500	Over $500
Principal Capital Appreciation Account	0.50%	0.45%

	Net Assets of Accounts (in millions)
	First $2,000	Over $2,000
Government & High Quality Bond Account	0.50%	0.45%
Income Account	0.50	0.45

All Net Assets
Bond Market Index Account	0.25%
LargeCap S&P 500 Index Account	0.25
Multi-Asset Income Account	0.03

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

The Manager has contractually agreed to limit the Separate Account’s management and investment advisory fees for certain of the divisions. The expense limit will reduce the Separate Account’s management and investment advisory fees by the following amounts:

		Expiration
Bond Market Index Account	0.100%	April 30,2019
LargeCap Growth Account I	0.016	April 30,2018

The Manager has contractually agreed to limit the expenses (excluding interest expense, expense related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) for certain classes of shares of certain of the divisions. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits were as follows:

	From January 1, 2017 through December 31, 2017
	Class 1	Expiration
International Emerging Markets Account	1.35%	April 30, 2018
Multi-Asset Income Account	0.08	April 30, 2018
Principal LifeTime 2060 Account	0.10	April 30, 2018

The Manager has contractually agreed to reduce the Short-Term Income Account’s expenses by 0.01% through the period ended April 30, 2018.

3. Federal Income Taxes

The operations of the Separate Account are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of the Separate Account

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

4. Purchases and Sales of Investments

The aggregate cost of purchases and proceeds from sales of investments were as follows for the year ended December 31, 2017:

Division	Purchases	Sales

AllianceBernstein Global Thematic Growth Class A	$126,028	$107,268

AllianceBernstein International Growth Class A	$161,293	$176,611

AllianceBernstein International Value Class A	$514,303	$152,120

AllianceBernstein Small Cap Growth Class A	$540,103	$726,255

AllianceBernstein Small/Mid Cap Value Class A	$1,980,924	$2,027,007

American Century VP Capital Appreciation Class II	$360,294	$207,533

American Century VP Income & Growth Class I	$387,330	$424,963

American Century VP Income & Growth Class II	$2,152,298	$2,117,184

American Century VP Inflation Protection Class II	$343,827	$288,556

American Century VP International Class II	$539,539	$528,323

American Century VP Mid Cap Value Class II	$15,551,193	$14,547,134

American Century VP Ultra Class I	$421,340	$597,044

American Century VP Ultra Class II	$1,178,316	$911,040

American Century VP Value Class II	$8,901,626	$10,900,563

American Funds Insurance Series Blue Chip Income and Growth Class 2	$4,145,001	$1,412,317

American Funds Insurance Series Global Bond Class 2	$269,673	$273,655

American Funds Insurance Series Growth Fund Class 2	$5,954,743	$567,164

American Funds Insurance Series International Fund Class 2	$4,674,427	$1,722,050

American Funds Insurance Series New World Fund Class 2	$4,764,469	$2,317,116

Bond Market Index Class 1	$6,737,017	$2,966,683

Calvert EAFE International Index Class F	$1,479,270	$1,143,046

Calvert Investment Grade Bond Index Class I	$1,026,009	$533,521

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

Division	Purchases	Sales

Calvert Russell 2000 Small Cap Index Class F	$15,193,448	$11,949,653

Calvert S&P 500 Index Portfolio	$516,254	$248,473

Calvert S&P MidCap 400 Index Class F	$398,223	$217,210

ClearBridge Mid Cap Class I	$228,682	$30,939

ClearBridge Small Cap Growth Class I	$5,180,977	$3,067,564

Core Plus Bond Class 1	$17,398,754	$14,335,789

Delaware High Yield Service Class	$297,424	$191,592

Delaware Small Cap Value Service Class	$5,969,935	$5,671,827

Delaware Smid Cap Core Service Class	$654,066	$549,779

Deutsche Alternative Asset Allocation Class B	$393,991	$192,077

Deutsche Small Mid Cap Value Class B	$634,678	$590,481

Diversified Balanced Class 1	$16,314,553	$1,264,583

Diversified International Class 1	$29,601,408	$28,030,711

Dreyfus IP Core Value Service Shares	$346,972	$128,701

Dreyfus IP MidCap Stock Service Shares	$107,684	$280,540

Dreyfus IP Technology Growth Service Shares	$1,737,410	$833,044

Dreyfus Sustainable U.S. Equity Service Shares	$74,720	$227,531

Dreyfus VIF Appreciation Service Shares	$1,699,793	$1,962,896

Dreyfus VIF Opportunistic Small Cap Service Shares	$676,432	$830,975

Dreyfus VIF Quality Bond Service Shares	$469,664	$253,866

Equity Income Class 1	$15,664,425	$12,605,694

Fidelity VIP Asset Manager Service Class 2	$1,171,632	$373,739

Fidelity VIP Contrafund Initial Class	$7,975,117	$9,229,088

Fidelity VIP Contrafund Service Class 2	$22,149,951	$26,339,918

Fidelity VIP Equity-Income Initial Class	$2,306,833	$3,612,041

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

Division	Purchases	Sales

Fidelity VIP Equity-Income Service Class 2	$4,110,407	$5,094,083

Fidelity VIP Government Money Market Service Class	$169,521,722	$199,335,058

Fidelity VIP Growth Service Class 2	$3,361,270	$2,820,601

Fidelity VIP High Income Initial Class	$1,031,608	$1,033,028

Fidelity VIP High Income Service Class 2	$9,107,964	$9,508,538

Fidelity VIP Mid Cap Service Class 2	$12,206,476	$17,792,342

Fidelity VIP Strategic Income Service Class 2	$60,791	$2,632

Franklin Income VIP Class 2	$4,282,490	$5,272,710

Franklin Mutual Global Discovery VIP Class 2	$8,139,591	$11,399,692

Franklin Mutual Shares VIP Class 2	$3,597,993	$1,167,136

Franklin Rising Dividends VIP Class 2	$6,749,553	$5,403,314

Franklin Small Cap Value VIP Class 2	$10,122,342	$9,626,600

Franklin Strategic Income VIP Class 2	$7,426,308	$3,423,903

Franklin U.S. Government Securities VIP Class 2	$297,294	$387,846

Goldman Sachs VIT Small Cap Equity Insights Institutional Shares	$359,588	$260,177

Government & High Quality Bond Class 1	$12,307,558	$12,167,095

International Emerging Markets Class 1	$14,501,388	$11,061,069

Invesco American Franchise Series I	$439,317	$493,826

Invesco American Franchise Series II	$412,508	$246,550

Invesco American Value Series I	$66,674	$32,653

Invesco Core Equity Series I	$1,465,419	$1,453,843

Invesco Core Equity Series II	$2,389,969	$1,924,347

Invesco Global Health Care Series I	$11,160,042	$12,630,386

Invesco Global Real Estate Series I	$358,386	$290,776

Invesco International Growth Series I	$8,392,855	$6,668,060

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

Division	Purchases	Sales

Invesco Mid Cap Core Equity Series II	$376,828	$221,031

Invesco Mid Cap Growth Series I	$1,031,526	$643,663

Invesco Small Cap Equity Series I	$2,749,476	$2,828,788

Invesco Technology Series I	$3,639,249	$3,038,536

Janus Henderson Balanced Service Shares	$5,434,658	$4,583,127

Janus Henderson Enterprise Service Shares	$17,164,230	$11,537,145

Janus Henderson Flexible Bond Service Shares	$13,379,109	$13,413,137

Janus Henderson Forty Service Shares	$4,350,456	$2,121,622

Janus Henderson Global Research Service Shares	$1,904,235	$1,941,911

Janus Henderson Overseas Service Shares	$7,270,487	$7,654,429

JP Morgan Core Bond Class I	$2,023,995	$2,162,252

JP Morgan Small Cap Core Class I	$2,465,070	$2,812,497

LargeCap Growth Class 1	$5,667,768	$8,066,134

LargeCap Growth I Class 1	$44,884,402	$45,029,291

LargeCap S&P 500 Index Class 1	$62,089,539	$43,042,792

LargeCap Value Class 1	$10,146,764	$9,621,695

Lord Abbett Series Fund Developing Growth Class VC	$22,965	$16,956

Lord Abbett Series Fund International Opportunities Class VC	$158,839	$12,645

MFS Blended Research Small Cap Equity Service Class	$111,628	$28,626

MFS Global Equity Service Class	$3,805,789	$2,135,753

MFS Growth Service Class	$12,475,750	$7,756,145

MFS Inflation-Adjusted Bond Service Class	$125,453	$100,040

MFS International Value Service Class	$6,838,753	$4,286,608

MFS Mid Cap Growth Service Class	$117,824	$103,610

MFS Mid Cap Value Portfolio Service Class	$587,277	$411,822

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

Division	Purchases	Sales

MFS New Discovery Service Class	$4,387,013	$4,477,739

MFS New Discovery Value Service Class	$295,607	$50,957

MFS Research International Portfolio Service Class	$832,803	$474,196

MFS Total Return Service Class	$1,118,837	$309,267

MFS Utilities Service Class	$1,734,573	$1,609,606

MFS Value Service Class	$10,177,617	$8,541,030

MidCap Class 1	$39,952,861	$39,770,541

Multi-Asset Income Class 1	$62,536	$1,776

Neuberger Berman AMT Guardian Class I	$910,340	$885,183

Neuberger Berman AMT Large Cap Value Class I	$1,020,777	$816,667

Neuberger Berman AMT Mid Cap Growth Portfolio Class S	$250,305	$478,217

Oppenheimer Main Street Small Cap Service Shares	$2,171,129	$1,725,794

PIMCO All Asset Administrative Class	$792,397	$256,740

PIMCO Commodity Real Return Strategy Administrative Class	$411,258	$149,691

PIMCO Emerging Market Bond Administrative Class	$2,223,334	$1,918,126

PIMCO High Yield Administrative Class	$9,539,880	$6,990,409

PIMCO Long-Term U.S. Government Administrative Class	$357,758	$215,709

PIMCO Low Duration Administrative Class	$40,428	$9,917

PIMCO Real Return Administrative Class	$3,718,405	$3,300,943

PIMCO Short-Term Administrative Class	$11,561,185	$5,803,633

PIMCO Total Return Administrative Class	$23,314,551	$14,824,747

Principal Capital Appreciation Class 1	$3,104,663	$3,808,865

Principal LifeTime 2010 Class 1	$9,737,092	$9,043,499

Principal LifeTime 2020 Class 1	$37,889,166	$33,352,421

Principal LifeTime 2030 Class 1	$42,635,642	$28,047,934

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

Division	Purchases	Sales

Principal LifeTime 2040 Class 1	$20,789,317	$15,691,795

Principal LifeTime 2050 Class 1	$7,570,496	$8,554,916

Principal LifeTime 2060 Class 1	$3,766,478	$1,588,064

Principal LifeTime Strategic Income Class 1	$3,932,956	$3,755,537

Putnam VT Equity Income Class IB	$814,821	$45,608

Putnam VT Growth Opportunities Class IB	$2,641,152	$3,809,072

Putnam VT International Equity Class IB	$241,021	$266,605

Real Estate Securities Class 1	$28,003,011	$28,993,829

SAM Balanced Portfolio Class 1	$15,014,188	$14,231,095

SAM Conservative Balanced Portfolio Class 1	$8,404,209	$8,232,427

SAM Conservative Growth Portfolio Class 1	$12,727,773	$10,069,090

SAM Flexible Income Portfolio Class 1	$7,752,465	$6,076,283

SAM Strategic Growth Portfolio Class 1	$10,782,719	$12,541,913

Short-Term Income Class 1	$18,017,659	$20,274,449

SmallCap Class 1	$12,453,609	$20,873,244

T. Rowe Price Equity Income Portfolio II	$4,779,052	$4,539,576

T. Rowe Price Health Sciences Portfolio II	$1,867	$13

Templeton Developing Markets VIP Class 2	$5,221,763	$5,343,467

Templeton Foreign VIP Class 2	$3,962,847	$3,423,251

Templeton Global Bond VIP Class 2	$8,753,774	$6,516,021

TOPS Managed Risk Balanced ETF Class 2	$218,333	$187,729

TOPS Managed Risk Growth ETF Class 2	$262,350	$2,936,804

TOPS Managed Risk Moderate Growth ETF Class 2	$402,860	$248,387

VanEck Global Hard Assets Class S	$604,627	$469,369

VanEck Global Hard Assets Initial Class	$4,143,896	$4,576,698

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

Division	Purchases	Sales

Vanguard VIF Balanced	$16,429,871	$27,835,607

Vanguard VIF Equity Index	$38,557,365	$34,814,775

Vanguard VIF Mid-Cap Index	$34,795,318	$26,393,900

Wanger International	$849,270	$135,457

Wells Fargo VT Index Asset Allocation Class 2	$640,949	$1,154,367

Wells Fargo VT Omega Growth Class 2	$4,315,380	$4,193,555

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

5. Changes in Units Outstanding

Transactions in units were as follows for each of the years ended December 31:

	2017			2016
Division	Purchases	Redemptions	Net increase (decrease)	Purchases	Redemptions	Net increase (decrease)

AllianceBernstein Global Thematic Growth Class A	7,646	7,163	483	12,018	10,554	1,464

AllianceBernstein International Growth Class A	13,769	15,961	(2,192)	22,653	43,442	(20,789)

AllianceBernstein International Value Class A	56,500	18,403	38,097	69,072	27,741	41,331

AllianceBernstein Small Cap Growth Class A	23,884	33,074	(9,190)	23,129	33,802	(10,673)

AllianceBernstein Small/Mid Cap Value Class A	71,819	86,487	(14,668)	102,738	80,192	22,546

American Century VP Capital Appreciation Class II	15,111	16,580	(1,469)	44,415	17,156	27,259

American Century VP Income & Growth Class I	10,177	17,683	(7,506)	10,853	23,597	(12,744)

American Century VP Income & Growth Class II	73,058	81,667	(8,609)	80,962	97,359	(16,397)

American Century VP Inflation Protection Class II	25,059	24,003	1,056	64,756	50,151	14,605

American Century VP International Class II	25,292	26,355	(1,063)	44,731	52,321	(7,590)

American Century VP Mid Cap Value Class II	475,564	472,311	3,253	494,209	312,424	181,785

American Century VP Ultra Class I	12,566	24,469	(11,903)	9,110	13,915	(4,805)

American Century VP Ultra Class II	34,125	34,417	(292)	22,777	34,784	(12,007)

American Century VP Value Class II	285,796	370,048	(84,252)	308,229	339,628	(31,399)

American Funds Insurance Series Blue Chip Income and Growth Class 2	332,606	120,406	212,200	215,113	56,962	158,151

American Funds Insurance Series Global Bond Class 2	25,552	26,791	(1,239)	98,383	825	97,558

American Funds Insurance Series Growth Fund Class 2	363,637	38,978	324,659	192,718	115,088	77,630

American Funds Insurance Series International Fund Class 2	414,463	154,178	260,285	499,673	457,788	41,885

American Funds Insurance Series New World Fund Class 2	433,410	217,060	216,350	411,225	180,674	230,551

Bond Market Index Class 1	601,023	267,961	333,062	221,113	92,409	128,704

Calvert EAFE International Index Class F	121,886	100,623	21,263	129,798	53,199	76,599

Calvert Investment Grade Bond Index Class I	86,123	49,454	36,669	226,935	36,489	190,446

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	2017			2016
Division	Purchases	Redemptions	Net increase (decrease)	Purchases	Redemptions	Net increase (decrease)
Calvert Russell 2000 Small Cap Index Class F	623,177	525,778	97,399	597,912	426,416	171,496

Calvert S&P 500 Index Portfolio	33,398	17,766	15,632	32,785	13,242	19,543

Calvert S&P MidCap 400 Index Class F	14,256	9,589	4,667	14,594	16,921	(2,327)

ClearBridge Mid Cap Class I	18,852	2,753	16,099	13,593	7,231	6,362

ClearBridge Small Cap Growth Class I	353,345	215,660	137,685	367,502	291,426	76,076

Core Plus Bond Class 1	578,223	559,662	18,561	1,521,355	603,087	918,268

Delaware High Yield Service Class	25,147	18,061	7,086	29,233	77,436	(48,203)

Delaware Small Cap Value Service Class	206,083	227,547	(21,464)	290,762	231,665	59,097

Delaware Smid Cap Core Service Class	26,670	29,504	(2,834)	48,896	49,045	(149)

Deutsche Alternative Asset Allocation Class B	36,981	18,780	18,201	27,598	10,494	17,104

Deutsche Small Mid Cap Value Class B	27,012	27,880	(868)	31,831	48,488	(16,657)

Diversified Balanced Class 1	1,582,211	121,246	1,460,965	—	—	—

Diversified International Class 1	936,859	981,458	(44,599)	814,925	1,283,896	(468,971)

Dreyfus IP Core Value Service Shares	12,124	5,008	7,116	6,279	16,827	(10,548)

Dreyfus IP MidCap Stock Service Shares	7,405	22,155	(14,750)	25,970	24,992	978

Dreyfus IP Technology Growth Service Shares	78,145	38,806	39,339	51,353	32,400	18,953

Dreyfus Sustainable U.S. Equity Service Shares	1,408	9,908	(8,500)	7,788	6,143	1,645

Dreyfus VIF Appreciation Service Shares	43,116	76,800	(33,684)	23,050	37,637	(14,587)

Dreyfus VIF Opportunistic Small Cap Service Shares	28,553	38,906	(10,353)	34,235	75,415	(41,180)

Dreyfus VIF Quality Bond Service Shares	25,324	14,428	10,896	42,478	83,311	(40,833)

Equity Income Class 1	568,437	627,320	(58,883)	591,059	700,615	(109,556)

Fidelity VIP Asset Manager Service Class 2	41,980	16,468	25,512	23,959	30,840	(6,881)

Fidelity VIP Contrafund Initial Class	66,173	156,501	(90,328)	76,555	168,910	(92,355)

Fidelity VIP Contrafund Service Class 2	469,444	744,019	(274,575)	644,769	894,839	(250,070)

Fidelity VIP Equity-Income Initial Class	39,098	94,206	(55,108)	48,498	92,276	(43,778)

Fidelity VIP Equity-Income Service Class 2	134,221	206,993	(72,772)	128,925	258,909	(129,984)

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	2017			2016
Division	Purchases	Redemptions	Net increase (decrease)	Purchases	Redemptions	Net increase (decrease)
Fidelity VIP Government Money Market Service Class	16,755,416	19,863,925	(3,108,509)	37,236,501	11,427,964	25,808,537

Fidelity VIP Growth Service Class 2	80,525	105,676	(25,151)	105,590	147,000	(41,410)

Fidelity VIP High Income Initial Class	30,389	42,331	(11,942)	28,120	47,458	(19,338)

Fidelity VIP High Income Service Class 2	274,465	324,201	(49,736)	195,209	278,653	(83,444)

Fidelity VIP Mid Cap Service Class 2	264,011	445,367	(181,356)	415,982	489,525	(73,543)

Fidelity VIP Strategic Income Service Class 2	5,714	261	5,453	—	—	—

Franklin Income VIP Class 2	125,037	182,121	(57,084)	207,388	261,032	(53,644)

Franklin Mutual Global Discovery VIP Class 2	178,395	332,511	(154,116)	153,519	266,183	(112,664)

Franklin Mutual Shares VIP Class 2	116,882	45,774	71,108	77,139	261,337	(184,198)

Franklin Rising Dividends VIP Class 2	199,903	185,539	14,364	259,036	209,662	49,374

Franklin Small Cap Value VIP Class 2	247,008	279,484	(32,476)	269,397	241,355	28,042

Franklin Strategic Income VIP Class 2	434,331	213,458	220,873	264,430	478,053	(213,623)

Franklin U.S. Government Securities VIP Class 2	23,100	33,602	(10,502)	56,580	39,707	16,873

Goldman Sachs VIT Small Cap Equity Insights Institutional Shares	13,671	12,661	1,010	18,901	57,329	(38,428)

Government & High Quality Bond Class 1	779,137	898,227	(119,090)	1,436,311	1,281,037	155,274

International Emerging Markets Class 1	347,724	277,755	69,969	271,542	333,353	(61,811)

Invesco American Franchise Series I	14,215	26,959	(12,744)	15,080	47,189	(32,109)

Invesco American Franchise Series II	13,717	13,642	75	33,221	24,672	8,549

Invesco American Value Series I	6,271	3,132	3,139	8,099	2,373	5,726

Invesco Core Equity Series I	46,933	67,190	(20,257)	45,047	137,955	(92,908)

Invesco Core Equity Series II	57,871	61,668	(3,797)	52,917	93,746	(40,829)

Invesco Global Health Care Series I	368,764	456,278	(87,514)	382,355	557,306	(174,951)

Invesco Global Real Estate Series I	28,629	25,946	2,683	53,271	42,219	11,052

Invesco International Growth Series I	277,704	229,059	48,645	296,314	260,696	35,618

Invesco Mid Cap Core Equity Series II	17,553	10,622	6,931	9,713	6,999	2,714

Invesco Mid Cap Growth Series I	53,297	39,047	14,250	41,786	55,120	(13,334)

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	2017			2016
Division	Purchases	Redemptions	Net increase (decrease)	Purchases	Redemptions	Net increase (decrease)

Invesco Small Cap Equity Series I	122,227	149,782	(27,555)	170,844	275,120	(104,276)

Invesco Technology Series I	229,728	211,847	17,881	200,056	158,748	41,308

Janus Henderson Balanced Service Shares	176,896	159,848	17,048	549,967	665,374	(115,407)

Janus Henderson Enterprise Service Shares	471,440	376,655	94,785	508,836	442,774	66,062

Janus Henderson Flexible Bond Service Shares	557,495	615,350	(57,855)	1,039,888	827,345	212,543

Janus Henderson Forty Service Shares	193,545	105,251	88,294	140,892	184,067	(43,175)

Janus Henderson Global Research Service Shares	101,370	104,169	(2,799)	192,923	165,226	27,697

Janus Henderson Overseas Service Shares	272,235	286,604	(14,369)	187,261	158,228	29,033

JP Morgan Core Bond Class I	135,417	149,626	(14,209)	154,049	192,494	(38,445)

JP Morgan Small Cap Core Class I	66,519	75,741	(9,222)	69,332	71,280	(1,948)

LargeCap Growth Class 1	192,698	285,249	(92,551)	176,513	516,508	(339,995)

LargeCap Growth I Class 1	793,726	1,002,174	(208,448)	965,811	955,195	10,616

LargeCap S&P 500 Index Class 1	2,368,696	1,794,010	574,686	2,651,036	1,945,897	705,139

LargeCap Value Class 1	152,066	283,235	(131,169)	262,772	681,395	(418,623)

Lord Abbett Series Fund Developing Growth Class VC	1,863	1,403	460	301	4	297

Lord Abbett Series Fund International Opportunities Class VC	11,634	1,022	10,612	1,690	30	1,660

MFS Blended Research Small Cap Equity Service Class	8,198	2,231	5,967	1,273	14	1,259

MFS Global Equity Service Class	141,354	86,244	55,110	95,012	96,509	(1,497)

MFS Growth Service Class	340,964	229,770	111,194	364,011	332,336	31,675

MFS Inflation-Adjusted Bond Service Class	12,621	9,853	2,768	2,716	657	2,059

MFS International Value Service Class	501,176	319,132	182,044	296,172	162,099	134,073

MFS Mid Cap Growth Service Class	3,376	4,540	(1,164)	7,344	9,421	(2,077)

MFS Mid Cap Value Portfolio Service Class	48,988	36,560	12,428	69,259	4,048	65,211

MFS New Discovery Service Class	142,024	152,278	(10,254)	169,380	222,725	(53,345)

MFS New Discovery Value Service Class	21,748	3,963	17,785	2,456	27	2,429

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	2017			2016
Division	Purchases	Redemptions	Net increase (decrease)	Purchases	Redemptions	Net increase (decrease)
MFS Research International Portfolio Service Class	75,089	46,506	28,583	66,580	201,793	(135,213)

MFS Total Return Service Class	58,623	17,550	41,073	31,257	4,614	26,643

MFS Utilities Service Class	98,622	98,541	81	94,188	76,149	18,039

MFS Value Service Class	259,721	274,655	(14,934)	435,604	312,462	123,142

MidCap Class 1	307,087	459,135	(152,048)	321,478	596,375	(274,897)

Multi-Asset Income Class 1	5,579	157	5,422	193	5	188

Neuberger Berman AMT Guardian Class I	18,370	32,411	(14,041)	24,387	44,323	(19,936)

Neuberger Berman AMT Large Cap Value Class I	44,301	42,959	1,342	130,921	172,742	(41,821)

Neuberger Berman AMT Mid Cap Growth Portfolio Class S	21,189	44,580	(23,391)	20,899	40,162	(19,263)

Oppenheimer Main Street Small Cap Service Shares	76,699	68,572	8,127	96,057	72,295	23,762

PIMCO All Asset Administrative Class	53,341	20,775	32,566	59,525	49,121	10,404

PIMCO Commodity Real Return Strategy Administrative Class	56,973	24,034	32,939	65,748	27,709	38,039

PIMCO Emerging Market Bond Administrative Class	170,483	150,790	19,693	146,177	116,147	30,030

PIMCO High Yield Administrative Class	511,203	395,265	115,938	470,851	299,263	171,588

PIMCO Long-Term U.S. Government Administrative Class	29,878	18,232	11,646	70,194	23,379	46,815

PIMCO Low Duration Administrative Class	3,958	972	2,986	—	—	—

PIMCO Real Return Administrative Class	274,201	261,142	13,059	446,015	423,040	22,975

PIMCO Short-Term Administrative Class	999,717	519,051	480,666	950,521	1,174,094	(223,573)

PIMCO Total Return Administrative Class	1,689,688	1,114,270	575,418	1,162,659	1,051,586	111,073

Principal Capital Appreciation Class 1	245,534	328,328	(82,794)	285,465	374,058	(88,593)

Principal LifeTime 2010 Class 1	477,703	470,855	6,848	672,808	548,010	124,798

Principal LifeTime 2020 Class 1	1,636,214	1,539,665	96,549	1,628,173	1,555,921	72,252

Principal LifeTime 2030 Class 1	1,832,420	1,257,363	575,057	1,368,119	986,110	382,009

Principal LifeTime 2040 Class 1	856,742	676,367	180,375	703,085	598,634	104,451

Principal LifeTime 2050 Class 1	305,706	357,552	(51,846)	379,730	292,666	87,064

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	2017			2016
Division	Purchases	Redemptions	Net increase (decrease)	Purchases	Redemptions	Net increase (decrease)
Principal LifeTime 2060 Class 1	265,088	112,896	152,192	78,751	62,741	16,010

Principal LifeTime Strategic Income Class 1	214,940	216,062	(1,122)	254,008	201,761	52,247

Putnam VT Equity Income Class IB	80,434	4,117	76,317	—	—	—

Putnam VT Growth Opportunities Class IB	194,652	325,321	(130,669)	2,290,207	36,383	2,253,824

Putnam VT International Equity Class IB	11,348	14,093	(2,745)	13,469	35,393	(21,924)

Real Estate Securities Class 1	264,578	394,895	(130,317)	377,036	406,501	(29,465)

SAM Balanced Portfolio Class 1	661,288	804,724	(143,436)	893,858	1,183,727	(289,869)

SAM Conservative Balanced Portfolio Class 1	402,177	487,465	(85,288)	707,175	641,499	65,676

SAM Conservative Growth Portfolio Class 1	602,735	573,119	29,616	569,811	680,980	(111,169)

SAM Flexible Income Portfolio Class 1	402,313	358,048	44,265	447,428	348,485	98,943

SAM Strategic Growth Portfolio Class 1	484,800	721,695	(236,895)	520,087	608,673	(88,586)

Short-Term Income Class 1	1,311,788	1,552,663	(240,875)	1,919,532	1,112,691	806,841

SmallCap Class 1	391,157	666,137	(274,980)	532,373	876,011	(343,638)

T. Rowe Price Equity Income Portfolio II	207,857	209,749	(1,892)	160,936	163,592	(2,656)

T. Rowe Price Health Sciences Portfolio II	163	1	162	—	—	—

Templeton Developing Markets VIP Class 2	293,087	304,529	(11,442)	262,358	296,980	(34,622)

Templeton Foreign VIP Class 2	297,914	283,321	14,593	266,220	339,229	(73,009)

Templeton Global Bond VIP Class 2	535,691	402,262	133,429	366,554	483,182	(116,628)

TOPS Managed Risk Balanced ETF Class 2	16,186	15,182	1,004	27,605	12,600	15,005

TOPS Managed Risk Growth ETF Class 2	18,108	226,374	(208,266)	18,394	32,174	(13,780)

TOPS Managed Risk Moderate Growth ETF Class 2	27,480	18,679	8,801	14,106	6,999	7,107

VanEck Global Hard Assets Class S	84,007	67,629	16,378	140,061	94,182	45,879

VanEck Global Hard Assets Initial Class	521,609	589,976	(68,367)	854,109	649,550	204,559

Vanguard VIF Balanced	426,388	884,243	(457,855)	527,635	584,670	(57,035)

Vanguard VIF Equity Index	1,083,248	1,158,435	(75,187)	1,621,427	1,504,229	117,198

Vanguard VIF Mid-Cap Index	830,933	700,812	130,121	1,085,275	873,338	211,937

Wanger International	76,395	12,688	63,707	29,338	5,215	24,123

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	2017			2016
Division	Purchases	Redemptions	Net increase (decrease)	Purchases	Redemptions	Net increase (decrease)

Wells Fargo VT Index Asset Allocation Class 2	18,774	43,601	(24,827)	54,704	16,432	38,272

Wells Fargo VT Omega Growth Class 2	176,954	181,464	(4,510)	230,956	268,923	(37,967)

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

6. Financial Highlights

Principal Life sells a number of variable life insurance products, which have unique combinations of features and fees that are charged against the contractholder’s account balance. Differences in the fee structures results in a variety of unit values, expense ratios and total returns.

The Separate Account has presented the following disclosures for 2017, 2016, 2015, 2014 and 2013 in accordance with the AICPA Audit and Accounting Guide for Investment Companies. The following table was developed by determining which products issued by Principal Life have the lowest and highest total return. Only product designs within each division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by Principal Life as the contractholder may not have selected all available and applicable contact options as discussed in Note 2.

	December 31			For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio	Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio

AllianceBernstein Global Thematic Growth Class A:
2017	29	$18.47	$540	0.48%	—%	36.71%
2016	29	$13.51	$388	—%	—%	(0.66)%
2015	27	$13.60	$371	—%	—%	2.87%
2014	29	$13.22	$390	—%	—%	5.09%
2013	12	$12.58	$146	0.29%	—%	23.21%

AllianceBernstein International Growth Class A:
2017	60	$12.58	$754	1.15%	—%	35.12%
2016	62	$9.31	$579	—%	—%	(6.90)%
2015	83	$10.00	$830	0.33%	—%	(1.86)%
2014	53	$10.19	$542	—%	—%	(1.16)%
2013	56	$10.31	$573	1.04%	—%	13.67%

AllianceBernstein International Value Class A:
2017	188	$9.15	$1,719	2.46%	—%	25.34%
2016	150	$7.30	$1,092	1.38%	—%	(0.54)%
2015	108	$7.34	$795	4.25%	—%	2.66%
2014	42	$7.15	$302	3.75%	—%	(6.17)%
2013	46	$7.62	$348	6.02%	—%	23.10%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio

AllianceBernstein Small Cap Growth Class A:
2017	79			$25.78	$2,044	—%	—%	34.13%
2016	89			$19.22	$1,701	—%	—%	6.48%
2015	99			$18.05	$1,790	—%	—%	(1.26)%
2014	87			$18.28	$1,594	—%	—%	(1.83)%
2013	92			$18.62	$1,705	—%	—%	45.70%

AllianceBernstein Small/Mid Cap Value Class A:
2017	232			$25.55	$5,922	0.46%	—%	13.15%
2016	246			$22.58	$5,565	0.61%	—%	25.10%
2015	224			$18.05	$4,042	0.80%	—%	(5.50)%
2014	175			$19.10	$3,343	0.71%	—%	9.21%
2013	106			$17.49	$1,858	0.60%	—%	38.04%

American Century VP Capital Appreciation Class II:
2017	104			$13.90	$1,445	—%	—%	21.61%
2016	105			$11.43	$1,205	—%	—%	3.16%
2015	78			$11.08	$867	—%	—%	1.74%
2014(c)	33			$10.89	$357	—%	—%	10.78%

American Century VP Income & Growth Class I:
2017	122	$26.82	to	$23.67	$3,255	2.36%	—% to 0.75%	20.49% to 19.55%
2016	129	$22.26	to	$19.80	$2,869	2.38%	—% to 0.75%	13.51% to 12.69%
2015	142	$19.61	to	$17.57	$2,778	2.11%	—% to 0.75%	(5.63)% to (6.34)%
2014	154	$20.78	to	$18.76	$3,188	2.04%	—% to 0.75%	12.51% to 11.67%
2013	174	$18.47	to	$16.80	$3,213	2.22%	—% to 0.75%	35.81% to 34.83%

American Century VP Income & Growth Class II:
2017	211			$28.93	$6,112	2.13%	—%	20.29%
2016	220			$24.05	$5,288	2.15%	—%	13.18%
2015	236			$21.25	$5,020	1.92%	—%	(5.93)%
2014	196			$22.59	$4,425	1.78%	—%	12.33%
2013	187			$20.11	$3,771	2.00%	—%	35.51%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio

American Century VP Inflation Protection Class II:
2017	134	$12.29	to	$11.60	$1,648	2.63%	—% to 0.75%	3.71% to 2.84%
2016	133	$11.85	to	$11.28	$1,577	1.62%	—% to 0.75%	4.41% to 3.68%
2015	119	$11.35	to	$10.88	$1,345	1.97%	—% to 0.75%	(2.49)% to (3.20)%
2014	123	$11.64	to	$11.24	$1,429	1.32%	—% to 0.75%	3.28% to 2.46%
2013	127	$11.27	to	$10.97	$1,426	1.63%	—% to 0.75%	(8.45)% to (9.11)%

American Century VP International Class II:
2017	60			$24.09	$1,434	0.68%	—%	30.92%
2016	61			$18.40	$1,115	1.16%	—%	(5.540)%
2015	68			$19.48	$1,328	0.16%	—%	0.52%
2014	29			$19.38	$553	2.40%	—%	(5.650)%
2013	26			$20.54	$529	2.26%	—%	22.48%

American Century VP Mid Cap Value Class II:
2017	888	$32.81	to	$30.99	$29,149	1.39%	—% to 0.75%	11.45% to 10.64%
2016	885	$29.44	to	$28.01	$26,054	1.55%	—% to 0.75%	22.72% to 21.78%
2015	703	$23.99	to	$23.00	$16,871	1.49%	—% to 0.75%	(1.56)% to (2.29)%
2014	658	$24.37	to	$23.54	$16,042	1.03%	—% to 0.75%	16.21% to 15.34%
2013	636	$20.97	to	$20.41	$13,336	1.06%	—% to 0.75%	29.93% to 28.93%

American Century VP Ultra Class I:
2017	85	$27.33	to	$24.13	$2,325	0.39%	—% to 0.75%	32.22% to 31.28%
2016	97	$20.67	to	$18.38	$2,005	0.35%	—% to 0.75%	4.45% to 3.67%
2015	102	$19.79	to	$17.73	$2,015	0.44%	—% to 0.75%	6.28% to 5.47%
2014	109	$18.62	to	$16.81	$2,020	0.37%	—% to 0.75%	9.98% to 9.16%
2013	112	$16.93	to	$15.40	$1,889	0.53%	—% to 0.75%	37.09% to 36.04%

American Century VP Ultra Class II:
2017	168			$29.84	$5,021	0.23%	—%	31.98%
2016	169			$22.61	$3,810	0.20%	—%	4.34%
2015	181			$21.67	$3,911	0.29%	—%	6.07%
2014	158			$20.43	$3,230	0.25%	—%	9.84%
2013	170			$18.60	$3,162	0.44%	—%	36.87%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio

American Century VP Value Class II:
2017	1,093	$31.22		$27.77	$34,131	1.50%	—% to 0.75%	8.59% to 7.76%
2016	1,178	$28.75	to	$25.77	$33,858	1.58%	—% to 0.75%	20.24% to 19.42%
2015	1,209	$23.91	to	$21.58	$28,900	2.01%	—% to 0.75%	(4.01)% to (4.77)%
2014	1,146	$24.91	to	$22.66	$28,554	1.36%	—% to 0.75%	12.92% to 12.07%
2013	1,088	$22.06	to	$20.22	$24,001	1.49%	—% to 0.75%	31.47% to 30.54%

American Funds Insurance Series Blue Chip Income and Growth Class 2:
2017	409	$12.99	to	$12.73	$5,309	2.37%	—% to 0.75%	17.03% to 16.15%
2016	197	$11.10	to	$10.96	$2,182	3.42%	—% to 0.75%	18.72% to 17.85%
2015 (9)	38	$9.35	to	$9.30	$360	16.67%	—% to 0.75%	(6.69)% to (7.19)%

American Funds Insurance Series Global Bond Class 2:
2017	96			$10.49	$1,011	0.34%	—%	6.82%
2016	98			$9.82	$958	2.13%	—%	2.72%
2015 (9)	—			$9.56	$—	—%	—%	(3.630)%

American Funds Insurance Series Growth Fund Class 2:
2017	490	$16.43	to	$15.99	$8,048	0.65%	—% to 0.75%	28.26% to 27.31%
2016	165	$12.81	to	$12.56	$2,115	1.07%	—% to 0.75%	9.49% to 8.65%
2015	87	$11.70	to	$11.56	$1,023	0.91%	—% to 0.75%	6.85% to 6.06%
2014 (6)	3	$10.95	to	$10.90	$29	3.98%	—% to 0.75%	8.85% to 8.35%

American Funds Insurance Series International Fund Class 2:
2017	497	$12.54	to	$12.20	$6,234	1.46%	—% to 0.75%	32.14% to 31.18%
2016	237	$9.49	to	$9.30	$2,248	1.53%	—% to 0.75%	3.60% to 2.76%
2015	195	$9.16	to	$9.05	$1,788	2.27%	—% to 0.75%	(4.58)% to (5.24)%
2014 (6)	46	$9.60	to	$9.55	$437	6.38%	—% to 0.75%	(4.48)% to (4.98)%

American Funds Insurance Series New World Fund Class 2:
2017	675	$12.10	to	$11.78	$8,164	1.07%	—% to 0.75%	29.41% to 28.60%
2016	458	$9.35	to	$9.16	$4,285	1.00%	—% to 0.75%	5.29% to 4.45%
2015	228	$8.88	to	$8.77	$2,024	0.62%	—% to 0.75%	(3.16)% to (3.94)%
2014 (6)	74	$9.17	to	$9.13	$678	3.39%	—% to 0.75%	(8.76)% to (9.15)%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
Bond Market Index Class 1:
2017	709			$11.13	$7,887	1.88%	—%	3.25%
2016	376			$10.78	$4,049	1.96%	—%	2.37%
2015	247			$10.53	$2,602	1.55%	—%	0.10%
2014	116			$10.52	$1,220	1.17%	—%	5.73%
2013	64			$9.95	$635	0.44%	—%	(2.55)%

Calvert EAFE International Index Class F:
2017	302			$12.52	$3,777	2.55%	—%	24.45%
2016	280			$10.06	$2,821	3.09%	—%	0.20%
2015	204			$10.04	$2,046	0.03%	—%	(1.76)%
2014	193			$10.22	$1,976	2.57%	—%	(6.67)%
2013	108			$10.95	$1,181	2.89%	—%	20.73%

Calvert Investment Grade Bond Index Class I:
2017	333			$10.98	$3,654	2.80%	—%	3.58%
2016	296			$10.60	$3,142	4.65%	—%	2.51%
2015	106			$10.34	$1,094	0.17%	—%	0.10%
2014 (5)	80			$10.33	$826	3.10%	—%	3.20%

Calvert Russell 2000 Small Cap Index Class F:
2017	1,137			$24.44	$27,786	0.77%	—%	14.10%
2016	1,040			$21.42	$22,268	0.44%	—%	20.61%
2015	868			$17.76	$15,415	—%	—%	(5.38)%
2014	796			$18.77	$14,943	0.37%	—%	3.93%
2013	710			$18.06	$12,825	0.50%	—%	37.65%

Calvert S&P 500 Index Portfolio:
2017	86	$15.17	to	$14.76	$1,310	1.47%	—% to 0.75%	21.46% to 20.59%
2016	71	$12.49	to	$12.24	$884	1.40%	—% to 0.75%	11.52% to 10.77%
2015	51	$11.20	to	$11.05	$573	0.20%	—% to 0.75%	0.99% to 0.18%
2014 (5)	40	$11.09	to	$11.03	$449	3.49%	—% to 0.75%	11.79% to 11.19%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
Calvert S&P MidCap 400 Index Class F:
2017	78			$24.20	$1,885	0.72%	—%	15.62%
2016	73			$20.93	$1,532	0.54%	—%	19.94%
2015	76			$17.45	$1,318	—%	—%	(2.89)%
2014	70			$17.97	$1,261	0.70%	—%	8.98%
2013	57			$16.49	$946	0.49%	—%	32.45%

ClearBridge Mid Cap Class I:
2017	26	$11.79	to	$11.56	$302	0.65%	—% to 0.75%	12.82% to 11.91%
2016	10	$10.45	to	$10.33	$99	1.00%	—% to 0.75%	9.31% to 8.51%
2015 (9)	3	$9.56	to	$9.52	$30	—%	—% to 0.75%	(5.35)% to (5.74)%

ClearBridge Small Cap Growth Class I:
2017	712			$15.96	$11,370	—%	—%	24.30%
2016	575			$12.84	$7,382	—%	—%	5.77%
2015	499			$12.14	$6,053	—%	—%	(4.33)%
2014	192			$12.69	$2,432	—%	—%	4.02%
2013 (4)	67			$12.20	$813	—%	—%	21.51%

Core Plus Bond Class 1:
2017	3,472	$22.78	to	$45.90	$90,934	2.91%	—% to 0.75%	4.83% to 4.03%
2016	3,453	$21.73	to	$44.12	$86,300	3.46%	—% to 0.75%	4.07% to 3.30%
2015	2,535	$20.88	to	$42.71	$60,953	3.28%	—% to 0.75%	(0.48)% to (1.23)%
2014	2,308	$20.98	to	$43.24	$55,847	3.21%	—% to 0.75%	5.22% to 4.44%
2013	2,256	$19.94	to	$41.40	$51,927	3.36%	—% to 0.75%	(0.85)% to (1.59)%

Delaware High Yield Service Class:
2017	57			$10.80	$615	5.67%	—%	7.25%
2016	50			$10.07	$502	5.53%	—%	12.89%
2015	98			$8.92	$875	6.55%	—%	(6.89)%
2014 (6)	100			$9.58	$956	—%	—%	(4.20)%

Delaware Small Cap Value Service Class:
2017	820	$26.85	to	$25.36	$22,003	0.64%	—% to 0.75%	11.78% to 10.94%
2016	841	$24.02	to	$22.86	$20,204	0.70%	—% to 0.75%	31.04% to 30.11%
2015	782	$18.33	to	$17.57	$14,328	0.46%	—% to 0.75%	(6.43)% to (7.18)%
2014	723	$19.59	to	$18.93	$14,169	0.33%	—% to 0.75%	5.61% to 4.88%
2013	682	$18.55	to	$18.05	$12,648	0.49%	—% to 0.75%	33.17% to 32.14%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
Delaware Smid Cap Core Service Class:
2017 (17)	128	$20.43	to	$19.44	$2,611	0.08%	—% to 0.75%	18.37% to 17.53%
2016	131	$17.26	to	$16.54	$2,255	—%	—% to 0.75%	8.01% to 7.19%
2015	131	$15.98	to	$15.43	$2,090	0.14%	—% to 0.75%	7.32% to 6.49%
2014	104	$14.89	to	$14.49	$1,548	—%	—% to 0.75%	2.90% to 2.11%
2013	120	$14.47	to	$14.19	$1,730	—%	—% to 0.75%	40.90% to 39.94%

Deutsche Alternative Asset Allocation Class B:
2017	75			$10.59	$792	1.79%	—%	6.97%
2016	57			$9.90	$560	1.67%	—%	4.98%
2015	39			$9.43	$372	2.39%	—%	(6.54)%
2014	9			$10.09	$89	0.97%	—%	3.28%
2013 (4)	2			$9.77	$24	—%	—%	(2.40)%

Deutsche Small Mid Cap Value Class B:
2017	129	$22.35	to	$21.27	$2,872	0.36%	—% to 0.75%	10.15% to 9.30%
2016	129	$20.29	to	$19.46	$2,626	0.23%	—% to 0.75%	16.48% to 15.63%
2015	146	$17.42	to	$16.83	$2,545	—%	—% to 0.75%	(2.24)% to (2.94)%
2014	193	$17.82	to	$17.34	$3,438	0.45%	—% to 0.75%	5.13% to 4.33%
2013	184	$16.95	to	$16.62	$3,117	0.81%	—% to 0.75%	34.63% to 33.60%

Diversified Balanced Class 1:
2017 (16)	1,461	$10.62	to	$10.58	$15,511	2.40%	—% to 0.75%	6.31% to 5.91%

Diversified International Class 1:
2017	4,948	$24.36	to	$22.83	$157,080	1.85%	—% to 0.75%	29.09% to 28.11%
2016	4,993	$18.87	to	$17.82	$122,650	2.32%	—% to 0.75%	0.32% to (0.39)%
2015	5,461	$18.81	to	$17.89	$133,721	2.53%	—% to 0.75%	(0.32)% to (1.11)%
2014	5,579	$18.87	to	$18.09	$137,054	2.21%	—% to 0.75%	(3.23)% to (3.93)%
2013	5,637	$19.50	to	$18.83	$143,044	2.83%	—% to 0.75%	18.76% to 17.83%

Dreyfus IP Core Value Service Shares:
2017	28			$27.68	$763	0.82%	—%	14.10%
2016	20			$24.26	$496	0.72%	—%	18.00%
2015	31			$20.56	$637	0.41%	—%	(2.51)%
2014	19			$21.09	$405	0.57%	—%	10.07%
2013	22			$19.16	$416	0.83%	—%	37.54%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
Dreyfus IP MidCap Stock Service Shares:
2017	19	$14.29	to	$13.91	$271	1.32%	—% to 0.75%	14.96% to 14.20%
2016	34	$12.43	to	$12.18	$419	0.85%	—% to 0.75%	15.20% to 14.26%
2015	33	$10.79	to	$10.66	$353	0.25%	—% to 0.75%	(2.44)% to (3.18)%
2014 (6)	15	$11.06	to	$11.01	$161	—%	—% to 0.75%	9.83% to 9.33%

Dreyfus IP Technology Growth Service Shares:
2017	102			$24.14	$2,456	—%	—%	42.33%
2016	62			$16.96	$1,058	—%	—%	4.37%
2015	43			$16.25	$706	—%	—%	5.93%
2014	20			$15.34	$314	—%	—%	6.60%
2013	11			$14.39	$157	—%	—%	32.50%

Dreyfus Sustainable U.S. Equity Service Shares:
2017 (18)	15			$25.01	$370	1.25%	—%	15.04%
2016	23			$21.74	$507	0.91%	—%	10.08%
2015	22			$19.75	$428	0.68%	—%	(3.42)%
2014	19			$20.45	$399	0.75%	—%	13.11%
2013	16			$18.08	$289	1.06%	—%	34.03%

Dreyfus VIF Appreciation Service Shares:
2017	142			$27.69	$3,937	1.11%	—%	27.02%
2016	176			$21.80	$3,834	1.40%	—%	7.60%
2015	190			$20.26	$3,858	1.45%	—%	(2.69)%
2014	188			$20.82	$3,915	1.58%	—%	7.82%
2013	200			$19.31	$3,866	1.73%	—%	20.84%

Dreyfus VIF Opportunistic Small Cap Service Shares:
2017	224			$24.20	$5,431	—%	—%	24.36%
2016	235			$19.46	$4,568	—%	—%	16.81%
2015	276			$16.66	$4,598	—%	—%	(2.52)%
2014	282			$17.09	$4,823	—%	—%	1.30%
2013	289			$16.87	$4,878	—%	—%	48.24%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
Dreyfus VIF Quality Bond Service Shares:
2017	67			$18.06	$1,212	1.84%	—%	4.21%
2016	56			$17.33	$974	1.62%	—%	1.29%
2015	97			$17.11	$1,660	1.80%	—%	(1.89)%
2014	100			$17.44	$1,745	1.84%	—%	4.56%
2013	106			$16.68	$1,767	2.64%	—%	(1.77)%

Equity Income Class 1:
2017	2,944	$22.29	to	$20.52	$65,606	2.24%	—% to 0.75%	21.08% to 20.14%
2016	3,003	$18.41	to	$17.08	$55,270	2.73%	—% to 0.75%	15.71% to 14.86%
2015	3,113	$15.91	to	$14.87	$49,506	2.49%	—% to 0.75%	(3.93)% to (4.62)%
2014	2,914	$16.56	to	$15.59	$48,232	2.45%	—% to 0.75%	12.81% to 11.92%
2013	2,789	$14.68	to	$13.93	$40,925	3.17%	—% to 0.75%	27.32% to 26.41%

Fidelity VIP Asset Manager Service Class 2:
2017	86			$23.88	$2,065	2.07%	—%	13.77%
2016	61			$20.99	$1,280	1.29%	—%	2.84%
2015	68			$20.41	$1,385	1.50%	—%	(0.10)%
2014	49			$20.43	$991	0.97%	—%	5.58%
2013	80			$19.35	$1,553	1.37%	—%	15.32%

Fidelity VIP Contrafund Initial Class:
2017	1,068	$38.85	to	$34.54	$68,024	0.99%	—% to 0.75%	21.86% to 20.98%
2016	1,158	$31.88	to	$28.55	$60,546	0.81%	—% to 0.75%	8.03% to 7.21%
2015	1,250	$29.51	to	$26.63	$60,510	1.03%	—% to 0.75%	0.65% to (0.11)%
2014	1,339	$29.32	to	$26.66	$64,549	0.95%	—% to 0.75%	11.95% to 11.13%
2013	1,457	$26.19	to	$23.99	$62,849	1.06%	—% to 0.75%	31.28% to 30.31%

Fidelity VIP Contrafund Service Class 2:
2017	2,471			$38.27	$94,555	0.75%	—%	21.57%
2016	2,745			$31.48	$86,410	0.62%	—%	7.73%
2015	2,995			$29.22	$87,516	0.77%	—%	0.41%
2014	3,284			$29.10	$95,565	0.75%	—%	11.67%
2013	3,355			$26.06	$87,434	0.83%	—%	30.95%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
Fidelity VIP Equity-Income Initial Class:
2017	544	$28.37	to	$22.92	$21,993	1.67%	—% to 0.75%	12.89% to 12.08%
2016	599	$25.13	to	$20.45	$21,497	2.31%	—% to 0.75%	18.04% to 17.12%
2015	643	$21.29	to	$17.46	$19,554	3.16%	—% to 0.75%	(3.97)% to (4.69)%
2014	689	$22.17	to	$18.32	$21,879	2.80%	—% to 0.75%	8.68% to 7.89%
2013	758	$20.40	to	$16.98	$22,205	2.44%	—% to 0.75%	28.14% to 27.19%

Fidelity VIP Equity-Income Service Class 2:
2017	901			$26.51	$23,876	1.47%	—%	12.66%
2016	973			$23.53	$22,908	2.11%	—%	17.71%
2015	1,103			$19.99	$22,060	2.93%	—%	(4.26)%
2014	1,230			$20.88	$25,682	2.74%	—%	8.52%
2013	1,208			$19.24	$23,242	2.23%	—%	27.84%

Fidelity VIP Government Money Market Service Class:
2017	22,700	$10.07	to	$9.93	$228,535	0.57%	—% to 0.75%	0.60% to (0.10)%
2016 (11)	25,809	$10.01	to	$9.94	$258,348	0.12%	—% to 0.75%	0.10% to (0.60)%

Fidelity VIP Growth Service Class 2:
2017	631	$30.18	to	$26.84	$19,031	0.08%	—% to 0.75%	34.79% to 33.80%
2016	656	$22.39	to	$20.06	$14,678	—%	—% to 0.75%	0.54% to (0.20)%
2015	697	$22.27	to	$20.10	$15,520	0.03%	—% to 0.75%	6.91% to 6.12%
2014	725	$20.83	to	$18.94	$15,104	—%	—% to 0.75%	11.03% to 10.18%
2013	706	$18.76	to	$17.19	$13,239	0.04%	—% to 0.75%	36.04% to 34.93%

Fidelity VIP High Income Initial Class:
2017	225	$21.57	to	$24.89	$5,636	5.23%	—% to 0.75%	6.94% to 6.14%
2016	237	$20.17	to	$23.45	$5,555	5.34%	—% to 0.75%	14.60% to 13.72%
2015	256	$17.60	to	$20.62	$5,244	6.35%	—% to 0.75%	(3.61)% to (4.36)%
2014	287	$18.26	to	$21.56	$6,061	5.72%	—% to 0.75%	1.16% to 0.42%
2013	292	$18.05	to	$21.47	$6,081	5.65%	—% to 0.75%	5.93% to 5.14%

Fidelity VIP High Income Service Class 2:
2017	707			$30.03	$21,248	4.94%	—%	6.91%
2016	757			$28.09	$21,271	5.37%	—%	14.14%
2015	841			$24.61	$20,685	6.39%	—%	(3.87)%
2014	1,016			$25.60	$25,994	5.84%	—%	0.91%
2013	957			$25.37	$24,270	5.70%	—%	5.71%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31			For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio	Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
Fidelity VIP Mid Cap Service Class 2:
2017	977	$29.75	$41,240	0.46%	—%	20.54%
2016	1,159	$24.68	$41,071	0.32%	—%	11.93%
2015	1,232	$22.05	$39,390	0.25%	—%	(1.61)%
2014	1,237	$22.41	$40,675	0.02%	—%	6.01%
2013	1,241	$21.14	$38,897	0.28%	—%	35.86%

Fidelity VIP Strategic Income Service Class 2:
2017 (15)	5	$10.39	$57	17.25%	—%	3.80%

Franklin Income VIP Class 2:
2017	534	$30.42	$16,257	4.07%	—%	9.66%
2016	592	$27.74	$16,407	5.02%	—%	14.02%
2015	645	$24.33	$15,694	4.59%	—%	(7.03)%
2014	693	$26.17	$18,140	5.13%	—%	4.60%
2013	595	$25.02	$14,892	6.40%	—%	13.93%

Franklin Mutual Global Discovery VIP Class 2:
2017	672	$35.22	$23,667	1.82%	—%	8.57%
2016	826	$32.44	$26,792	1.66%	—%	12.17%
2015	939	$28.92	$27,142	2.85%	—%	(3.63)%
2014	921	$30.01	$27,625	2.15%	—%	5.71%
2013	910	$28.39	$25,827	2.25%	—%	27.60%

Franklin Mutual Shares VIP Class 2:
2017	393	$26.48	$10,409	2.37%	—%	8.35%
2016	322	$24.44	$7,869	2.09%	—%	16.05%
2015	506	$21.06	$10,659	3.15%	—%	(4.92)%
2014	576	$22.15	$12,754	2.00%	—%	7.11%
2013	582	$20.68	$12,032	2.13%	—%	28.29%

Franklin Rising Dividends VIP Class 2:
2017	656	$32.56	$21,349	1.50%	—%	20.55%
2016	641	$27.01	$17,321	1.33%	—%	16.02%
2015	592	$23.28	$13,777	1.44%	—%	(3.64)%
2014	667	$24.16	$16,108	1.35%	—%	8.73%
2013	652	$22.22	$14,497	1.53%	—%	29.71%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
Franklin Small Cap Value VIP Class 2:
2017	607	$37.63	to	$35.81	$22,859	0.51%	—% to 0.75%	10.64% to 9.81%
2016	640	$34.01	to	$32.61	$21,763	0.78%	—% to 0.75%	30.21% to 29.25%
2015	612	$26.12	to	$25.23	$15,984	0.62%	—% to 0.75%	(7.41)% to (8.09)%
2014	633	$28.21	to	$27.45	$17,842	0.61%	—% to 0.75%	0.57% to (0.18)%
2013	603	$28.05	to	$27.50	$16,906	1.30%	—% to 0.75%	36.23% to 35.20%

Franklin Strategic Income VIP Class 2:
2017	999			$16.36	$16,341	3.03%	—%	4.54%
2016	778			$15.65	$12,173	3.56%	—%	7.93%
2015	992			$14.50	$14,374	6.78%	—%	(3.85)%
2014	900			$15.08	$13,579	6.07%	—%	1.89%
2013	876			$14.80	$12,972	6.09%	—%	3.28%

Franklin U.S. Government Securities VIP Class 2:
2017	95			$11.61	$1,104	2.63%	—%	1.40%
2016	106			$11.45	$1,210	2.56%	—%	0.62%
2015	89			$11.38	$1,010	2.52%	—%	0.44%
2014	77			$11.33	$873	2.20%	—%	3.47%
2013	44			$10.95	$478	3.21%	—%	(2.32)%

Goldman Sachs VIT Small Cap Equity Insights Institutional Shares:
2017	32			$22.62	$721	0.54%	—%	11.59%
2016	31			$20.27	$626	1.06%	—%	23.15%
2015	69			$16.46	$1,140	0.28%	—%	(2.08)%
2014	84			$16.81	$1,404	0.85%	—%	6.93%
2013	78			$15.72	$1,219	1.27%	—%	35.63%

Government & High Quality Bond Class 1:
2017	3,159	$13.67	to	$12.77	$43,181	4.03%	—% to 0.75%	1.86% to 1.11%
2016	3,278	$13.42	to	$12.63	$43,977	3.52%	—% to 0.75%	1.82% to 1.04%
2015	3,123	$13.18	to	$12.50	$41,159	3.32%	—% to 0.75%	0.76% to 0.08%
2014	2,915	$13.08	to	$12.49	$38,111	3.86%	—% to 0.75%	5.06% to 4.26%
2013	2,988	$12.45	to	$11.98	$37,176	3.83%	—% to 0.75%	(0.95)% to (1.72)%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
International Emerging Markets Class 1:
2017	1,143	$45.86	to	$40.78	$52,398	1.28%	—% to 0.75%	40.85% to 39.75%
2016	1,073	$32.56	to	$29.18	$34,927	1.15%	—% to 0.75%	9.41% to 8.60%
2015	1,135	$29.76	to	$26.87	$33,774	1.72%	—% to 0.75%	(13.81)% to (14.45)%
2014	1,105	$34.53	to	$31.41	$38,141	0.94%	—% to 0.75%	(3.76)% to (4.47)%
2013	1,060	$35.88	to	$32.88	$37,991	2.33%	—% to 0.75%	(4.68)% to (5.41)%

Invesco American Franchise Series I:
2017	114	$20.28	to	$19.44	$2,311	0.08%	—% to 0.75%	27.31% to 26.40%
2016	127	$15.93	to	$15.38	$2,018	—%	—% to 0.75%	2.25% to 1.52%
2015	159	$15.58	to	$15.15	$2,474	—%	—% to 0.75%	5.06% to 4.20%
2014	163	$14.83	to	$14.54	$2,418	0.04%	—% to 0.75%	8.41% to 7.62%
2013	186	$13.68	to	$13.51	$2,548	0.41%	—% to 0.75%	40.16% to 39.13%

Invesco American Franchise Series II:
2017	104			$19.99	$2,089	—%	—%	27.00%
2016	104			$15.74	$1,643	—%	—%	2.01%
2015	96			$15.43	$1,479	—%	—%	4.75%
2014	82			$14.73	$1,206	—%	—%	8.15%
2013	74			$13.62	$1,005	0.26%	—%	39.84%

Invesco American Value Series I:
2017	9	$11.06	to	$10.84	$99	0.89%	—% to 0.75%	9.94% to 9.16%
2016	6	$10.06	to	$9.93	$58	0.52%	—% to 0.75%	15.50% to 14.53%
2015 (9)	—	$8.71	to	$8.67	$—	0.60%	—% to 0.75%	(13.51)% to (13.90)%

Invesco Core Equity Series I:
2017	310	$23.43	to	$20.68	$7,253	1.05%	—% to 0.75%	13.19% to 12.33%
2016	330	$20.70	to	$18.41	$6,828	0.74%	—% to 0.75%	10.28% to 9.45%
2015	423	$18.77	to	$16.82	$7,937	1.13%	—% to 0.75%	(5.77)% to (6.50)%
2014	490	$19.92	to	$17.99	$9,753	0.88%	—% to 0.75%	8.14% to 7.34%
2013	557	$18.42	to	$16.76	$10,263	1.39%	—% to 0.75%	29.26% to 28.33%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
Invesco Core Equity Series II:
2017	300			$33.29	$9,998	0.81%	—%	12.89%
2016	304			$29.49	$8,969	0.51%	—%	10.00%
2015	345			$26.81	$9,247	0.90%	—%	(6.00)%
2014	419			$28.52	$11,958	0.69%	—%	7.87%
2013	434			$26.44	$11,477	1.26%	—%	28.91%

Invesco Global Health Care Series I:
2017	616	$28.26	to	$24.95	$17,407	0.36%	—% to 0.75%	15.82% to 14.98%
2016	704	$24.40	to	$21.70	$17,161	—%	—% to 0.75%	(11.47)% to (12.11)%
2015	879	$27.56	to	$24.69	$24,203	—%	—% to 0.75%	3.18% to 2.36%
2014	777	$26.71	to	$24.12	$20,751	—%	—% to 0.75%	19.67% to 18.82%
2013	675	$22.32	to	$20.30	$15,074	0.69%	—% to 0.75%	40.55% to 39.42%

Invesco Global Real Estate Series I:
2017	77			$11.81	$911	3.13%	—%	13.12%
2016	74			$10.44	$777	1.79%	—%	1.95%
2015	63			$10.24	$649	4.12%	—%	(1.44)%
2014	28			$10.39	$294	1.89%	—%	14.68%
2013 (4)	3			$9.06	$28	8.82%	—%	(9.67)%

Invesco International Growth Series I:
2017	800			$31.73	$25,386	1.46%	—%	22.98%
2016	751			$25.80	$19,384	1.44%	—%	(0.42)%
2015	716			$25.91	$18,549	1.51%	—%	(2.34)%
2014	630			$26.53	$16,720	1.61%	—%	0.30%
2013	586			$26.45	$15,505	1.38%	—%	19.14%

Invesco Mid Cap Core Equity Series II:
2017	31	$22.28	to	$21.20	$687	0.35%	—% to 0.75%	14.67% to 13.79%
2016	24	$19.43	to	$18.63	$465	—%	—% to 0.75%	13.16% to 12.30%
2015	21	$17.17	to	$16.59	$364	0.11%	—% to 0.75%	(4.29)% to (4.98)%
2014	15	$17.94	to	$17.46	$265	—%	—% to 0.75%	4.18% to 3.37%
2013	13	$17.22	to	$16.89	$226	0.33%	—% to 0.75%	28.41% to 27.47%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
Invesco Mid Cap Growth Series I:
2017	140	$18.26	to	$17.50	$2,563	—%	—% to 0.75%	22.47% to 21.61%
2016	126	$14.91	to	$14.39	$1,880	—%	—% to 0.75%	0.74% to —%
2015	139	$14.80	to	$14.39	$2,063	—%	—% to 0.75%	1.23% to 0.42%
2014	95	$14.62	to	$14.33	$1,387	—%	—% to 0.75%	8.06% to 7.26%
2013	99	$13.53	to	$13.36	$1,339	0.31%	—% to 0.75%	36.94% to 35.91%

Invesco Small Cap Equity Series I:
2017	496	$20.22	to	$18.66	$10,240	—%	—% to 0.75%	14.04% to 13.23%
2016	523	$17.73	to	$16.48	$9,472	—%	—% to 0.75%	12.07% to 11.20%
2015	628	$15.82	to	$14.82	$10,118	—%	—% to 0.75%	(5.50)% to (6.20)%
2014	864	$16.74	to	$15.80	$14,694	—%	—% to 0.75%	2.32% to 1.54%
2013	961	$16.36	to	$15.56	$15,934	0.01%	—% to 0.75%	37.48% to 36.49%

Invesco Technology Series I:
2017	403	$15.60	to	$13.77	$6,285	—%	—% to 0.75%	35.06% to 34.08%
2016	385	$11.55	to	$10.27	$4,445	—%	—% to 0.75%	(0.69)% to (1.44)%
2015	344	$11.63	to	$10.42	$3,997	—%	—% to 0.75%	6.80% to 6.00%
2014	294	$10.89	to	$9.83	$3,196	—%	—% to 0.75%	11.01% to 10.20%
2013	268	$9.81	to	$8.92	$2,620	—%	—% to 0.75%	25.13% to 24.23%

Janus Henderson Balanced Service Shares:
2017 (19)	627			$31.44	$19,717	1.38%	—%	18.15%
2016	610			$26.61	$16,237	1.92%	—%	4.31%
2015	726			$25.51	$18,508	1.73%	—%	0.43%
2014	580			$25.40	$14,738	1.51%	—%	8.22%
2013	501			$23.47	$11,748	2.09%	—%	19.81%

Janus Henderson Enterprise Service Shares:
2017 (20)	1,275	$35.01	to	$30.91	$44,649	0.53%	—% to 0.75%	27.08% to 26.16%
2016	1,181	$27.55	to	$24.50	$32,522	0.70%	—% to 0.75%	12.08% to 11.26%
2015	1,114	$24.58	to	$22.02	$27,387	0.79%	—% to 0.75%	3.80% to 2.99%
2014	995	$23.68	to	$21.38	$23,558	0.03%	—% to 0.75%	12.23% to 11.41%
2013	814	$21.10	to	$19.19	$17,182	0.36%	—% to 0.75%	32.04% to 30.99%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31			For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio	Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
Janus Henderson Flexible Bond Service Shares:
2017 (21)	2,221	$22.13	$49,161	2.49%	—%	3.36%
2016	2,279	$21.41	$48,806	2.45%	—%	2.20%
2015	2,067	$20.95	$43,292	1.99%	—%	(0.05)%
2014	1,966	$20.96	$41,206	3.06%	—%	4.70%
2013	1,931	$20.02	$38,656	3.59%	—%	(0.35)%

Janus Henderson Forty Service Shares:
2017 (22)	454	$22.07	$10,018	—%	—%	29.98%
2016	366	$16.98	$6,208	0.86%	—%	1.98%
2015	409	$16.65	$6,808	1.24%	—%	11.90%
2014	340	$14.88	$5,060	0.03%	—%	8.45%
2013	381	$13.72	$5,219	0.59%	—%	30.92%

Janus Henderson Global Research Service Shares:
2017 (23)	125	$21.38	$2,662	0.66%	—%	26.66%
2016	127	$16.88	$2,149	1.00%	—%	1.81%
2015	100	$16.58	$1,651	0.55%	—%	(2.53)%
2014	84	$17.01	$1,432	0.98%	—%	7.18%
2013	68	$15.87	$1,073	1.09%	—%	28.09%

Janus Henderson Overseas Service Shares:
2017 (24)	130	$28.15	$3,649	1.55%	—%	30.81%
2016	144	$21.52	$3,099	5.00%	—%	(6.72)%
2015	115	$23.07	$2,652	0.52%	—%	(8.78)%
2014	146	$25.29	$3,689	5.71%	—%	(12.10)%
2013	186	$28.77	$5,339	3.26%	—%	14.39%

JP Morgan Core Bond Class I:
2017	203	$14.53	$2,953	2.35%	—%	3.56%
2016	217	$14.03	$3,050	2.54%	—%	2.11%
2015	256	$13.74	$3,515	3.63%	—%	1.18%
2014	288	$13.58	$3,907	3.87%	—%	4.86%
2013	251	$12.95	$3,254	4.68%	—%	(1.45)%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
JP Morgan Small Cap Core Class I:
2017	150			$39.60	$5,930	0.32%	—%	15.25%
2016	159			$34.36	$5,463	0.52%	—%	20.18%
2015	161			$28.59	$4,600	0.15%	—%	(5.27)%
2014	166			$30.18	$5,006	0.14%	—%	9.59%
2013	152			$27.54	$4,185	0.54%	—%	42.33%

LargeCap Growth Class 1:
2017	1,884	$20.81	to	$21.44	$60,133	0.37%	—% to 0.75%	34.95% to 33.92%
2016	1,977	$15.42	to	$16.01	$46,800	0.27%	—% to 0.75%	(5.17)% to (5.82)%
2015	2,317	$16.26	to	$17.00	$58,019	0.14%	—% to 0.75%	4.97% to 4.17%
2014	2,436	$15.49	to	$16.32	$58,149	0.65%	—% to 0.75%	11.12% to 10.27%
2013	1,543	$13.94	to	$14.80	$32,803	1.44%	—% to 0.75%	33.91% to 32.97%

LargeCap Growth I Class 1:
2017	3,682	$31.15	to	$26.66	$187,992	0.03%	—% to 0.75%	33.75% to 32.70%
2016	3,891	$23.29	to	$20.09	$148,226	—%	—% to 0.75%	1.26% to 0.50%
2015	3,880	$23.00	to	$19.99	$145,851	0.23%	—% to 0.75%	7.78% to 6.96%
2014	3,734	$21.34	to	$18.69	$130,001	0.11%	—% to 0.75%	8.60% to 7.85%
2013	4,528	$19.65	to	$17.33	$145,294	0.38%	—% to 0.75%	36.08% to 35.07%

LargeCap S&P 500 Index Class 1:
2017	5,891	$26.87	to	$24.20	$158,276	1.68%	—% to 0.75%	21.47% to 20.58%
2016	5,316	$22.12	to	$20.07	$117,572	1.68%	—% to 0.75%	11.60% to 10.76%
2015	4,611	$19.82	to	$18.12	$91,385	1.48%	—% to 0.75%	1.12% to 0.39%
2014	3,901	$19.60	to	$18.05	$76,442	1.26%	—% to 0.75%	13.29% to 12.46%
2013	3,522	$17.30	to	$16.05	$60,928	1.26%	—% to 0.75%	32.06% to 31.02%

LargeCap Value Class 1:
2017	1,881	$25.23	to	$86.42	$70,926	1.90%	—% to 0.75%	16.81% to 15.95%
2016	2,012	$21.60	to	$74.53	$64,959	1.82%	—% to 0.75%	8.16% to 7.36%
2015	2,431	$19.97	to	$69.42	$72,641	1.56%	—% to 0.75%	(1.09)% to (1.84)%
2014	2,586	$20.19	to	$70.72	$78,329	2.11%	—% to 0.75%	11.18% to 10.34%
2013	2,613	$18.16	to	$64.09	$71,493	2.53%	—% to 0.75%	30.84% to 29.84%

Lord Abbett Series Fund Developing Growth Class VC:
2017	1	$14.44	to	$14.26	$11	—%	—% to 0.75%	29.97% to 28.93%
2016 (12)	—	$11.11	to	$11.06	$3	—%	—% to 0.75%	10.66% to 10.16%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
Lord Abbett Series Fund International Opportunities Class VC:
2017	12	$13.61	to	$13.44	$167	5.23%	—% to 0.75%	39.30% to 38.13%
2016 (12)	2	$9.77	to	$9.73	$16	1.94%	—% to 0.75%	(2.79)% to (3.18)%

MFS Blended Research Small Cap Equity Service Class:
2017	7	$13.63	to	$13.46	$98	0.74%	—% to 0.75%	14.73% to 13.78%
2016 (12)	1	$11.88	to	$11.83	$15	0.24%	—% to 0.75%	18.92% to 18.42%

MFS Global Equity Service Class:
2017	252			$27.31	$6,895	0.72%	—%	23.74%
2016	197			$22.07	$4,355	0.70%	—%	7.03%
2015	199			$20.62	$4,099	0.87%	—%	(1.67)%
2014	162			$20.97	$3,397	0.55%	—%	3.66%
2013	112			$20.23	$2,259	0.79%	—%	27.55%

MFS Growth Service Class:
2017	767			$38.14	$29,261	—%	—%	31.07%
2016	656			$29.10	$19,087	—%	—%	2.18%
2015	624			$28.48	$17,778	—%	—%	7.31%
2014	517			$26.54	$13,710	—%	—%	8.68%
2013	469			$24.42	$11,451	0.13%	—%	36.50%

MFS Inflation-Adjusted Bond Service Class:
2017	5			$10.42	$52	—%	—%	7.98%
2016	2			$9.65	$21	—%	—%	2.33%
2015 (9)	—			$9.43	$2	—%	—%	(4.84)%

MFS International Value Service Class:
2017	749			$15.53	$11,636	1.34%	—%	26.78%
2016	567			$12.25	$6,946	1.16%	—%	3.81%
2015	433			$11.80	$5,107	1.88%	—%	6.31%
2014	275			$11.10	$3,048	1.90%	—%	2.49%
2013 (4)	125			$10.83	$1,353	0.12%	—%	8.95%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
MFS Mid Cap Growth Service Class:
2017	27			$25.60	$694	—%	—%	26.67%
2016	28			$20.21	$571	—%	—%	4.66%
2015	30			$19.31	$586	—%	—%	4.43%
2014	26			$18.49	$485	—%	—%	8.51%
2013	29			$17.04	$493	—%	—%	37.20%

MFS Mid Cap Value Portfolio Service Class:
2017	89	$12.12	to	$11.88	$1,083	1.04%	—% to 0.75%	13.38% to 12.50%
2016	77	$10.69	to	$10.56	$822	0.73%	—% to 0.75%	15.82% to 14.91%
2015 (9)	12	$9.23	to	$9.19	$108	0.02%	—% to 0.75%	(8.25)% to (8.65)%

MFS New Discovery Service Class:
2017	343	$33.21	to	$31.61	$11,406	—%	—% to 0.75%	26.32% to 25.39%
2016	354	$26.29	to	$25.21	$9,297	—%	—% to 0.75%	8.82% to 8.01%
2015	407	$24.16	to	$23.34	$9,834	—%	—% to 0.75%	(2.15)% to (2.87)%
2014	508	$24.69	to	$24.03	$12,543	—%	—% to 0.75%	(7.49)% to (8.21)%
2013	603	$26.69	to	$26.18	$16,108	—%	—% to 0.75%	41.22% to 40.15%

MFS New Discovery Value Service Class:
2017	20	$13.88	to	$13.71	$281	0.92%	—% to 0.75%	15.00% to 14.15%
2016 (12)	2	$12.07	to	$12.01	$29	0.31%	—% to 0.75%	21.31% to 20.70%

MFS Research International Portfolio Service Class:
2017	253			$11.62	$2,945	1.69%	—%	27.97%
2016	225			$9.08	$2,043	1.22%	—%	(0.98)%
2015 (7)	360			$9.17	$3,301	2.13%	—%	(8.30)%

MFS Total Return Service Class:
2017	118			$18.47	$2,181	2.30%	—%	12.08%
2016	77			$16.48	$1,270	2.89%	—%	8.78%
2015	50			$15.15	$764	2.61%	—%	(0.59)%
2014	55			$15.24	$831	1.74%	—%	8.24%
2013	42			$14.08	$589	1.55%	—%	18.72%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
MFS Utilities Service Class:
2017	223			$16.92	$3,765	4.16%	—%	14.48%
2016	222			$14.78	$3,288	3.67%	—%	11.30%
2015	204			$13.28	$2,716	4.01%	—%	(14.76)%
2014	184			$15.58	$2,873	1.98%	—%	12.41%
2013	248			$13.86	$3,433	1.82%	—%	20.21%

MFS Value Service Class:
2017	1,125			$34.18	$38,445	1.74%	—%	17.38%
2016	1,140			$29.12	$33,197	1.95%	—%	13.75%
2015	1,017			$25.60	$26,025	2.11%	—%	(0.93)%
2014	1,053			$25.84	$27,219	1.38%	—%	10.19%
2013	1,069			$23.45	$25,063	1.01%	—%	35.63%

MidCap Class 1:
2017	2,188	$72.54	to	$261.50	$209,664	0.54%	—% to 0.75%	25.52% to 24.58%
2016	2,340	$57.79	to	$209.90	$179,257	0.41%	—% to 0.75%	10.37% to 9.54%
2015	2,615	$52.36	to	$191.62	$181,319	0.52%	—% to 0.75%	1.65% to 0.88%
2014	2,804	$51.51	to	$189.94	$191,838	0.51%	—% to 0.75%	12.99% to 12.15%
2013	3,024	$45.59	to	$169.37	$183,340	1.45%	—% to 0.75%	33.93% to 32.92%

Multi-Asset Income Class 1:
2017	6	$11.74	to	$11.60	$66	1.95%	—% to 0.75%	12.02% to 11.22%
2016 (12)	—	$10.48	to	$10.43	$2	—%	—% to 0.75%	4.38% to 4.40%

Neuberger Berman AMT Guardian Class I:
2017	117			$31.17	$3,644	0.33%	—%	25.43%
2016	131			$24.85	$3,254	0.55%	—%	8.71%
2015	151			$22.86	$3,448	0.72%	—%	(4.95)%
2014	126			$24.05	$3,026	0.47%	—%	9.02%
2013	105			$22.06	$2,325	0.84%	—%	38.83%

Neuberger Berman AMT Large Cap Value Class I:
2017	294			$20.35	$5,974	0.60%	—%	13.37%
2016	292			$17.95	$5,246	0.83%	—%	27.40%
2015	334			$14.09	$4,708	0.77%	—%	(11.83)%
2014	355			$15.98	$5,676	0.76%	—%	9.83%
2013	395			$14.55	$5,747	1.14%	—%	31.20%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31			For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio	Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
Neuberger Berman AMT Mid Cap Growth Portfolio Class S:
2017	62	$12.47	$770	—%	—%	24.58%
2016	85	$10.01	$853	—%	—%	4.16%
2015 (10)	104	$9.61	$1,004	—%	—%	(4.19)%

Oppenheimer Main Street Small Cap Service Shares:
2017	172	$26.74	$4,589	0.64%	—%	13.88%
2016	163	$23.48	$3,838	0.24%	—%	17.69%
2015	140	$19.95	$2,787	0.64%	—%	(6.12)%
2014	115	$21.25	$2,439	0.67%	—%	11.67%
2013	63	$19.03	$1,205	0.65%	—%	40.65%

PIMCO All Asset Administrative Class:
2017	242	$13.04	$3,162	4.84%	—%	13.49%
2016	210	$11.49	$2,411	2.71%	—%	12.98%
2015	199	$10.17	$2,029	3.55%	—%	(9.03)%
2014	159	$11.18	$1,774	5.30%	—%	0.54%
2013	138	$11.12	$1,530	7.42%	—%	0.27%

PIMCO Commodity Real Return Strategy Administrative Class:
2017	105	$6.40	$671	10.99%	—%	2.07%
2016	72	$6.27	$450	1.18%	—%	15.26%
2015	34	$5.44	$184	3.75%	—%	(25.78)%
2014	24	$7.33	$180	0.41%	—%	(18.46)%
2013	8	$8.99	$74	1.88%	—%	(14.71)%

PIMCO Emerging Market Bond Administrative Class:
2017	101	$12.91	$1,298	4.97%	—%	9.87%
2016	81	$11.75	$950	5.26%	—%	13.31%
2015	51	$10.37	$527	5.28%	—%	(2.26)%
2014	21	$10.61	$218	6.60%	—%	1.53%
2013	14	$10.45	$144	4.60%	—%	(6.95)%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31			For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio	Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
PIMCO High Yield Administrative Class:
2017	660	$17.95	$11,845	4.80%	—%	6.65%
2016	544	$16.83	$9,159	5.17%	—%	12.42%
2015	373	$14.97	$5,577	5.28%	—%	(1.64)%
2014	393	$15.22	$5,975	5.28%	—%	3.40%
2013	309	$14.72	$4,549	5.40%	—%	5.75%

PIMCO Long-Term U.S. Government Administrative Class:
2017	60	$12.01	$724	2.16%	—%	8.98%
2016	49	$11.02	$536	1.84%	—%	0.64%
2015	2	$10.95	$20	2.10%	—%	(1.35)%
2014 (6)	2	$11.10	$18	1.84%	—%	11.67%

PIMCO Low Duration Administrative Class:
2017	3	$10.21	$31	1.18%	—%	1.29%
2016 (12)	—	$10.08	$—	—%	—%	0.80%

PIMCO Real Return Administrative Class:
2017	830	$12.89	$10,701	2.36%	—%	3.70%
2016	817	$12.43	$10,161	2.31%	—%	5.16%
2015	794	$11.82	$9,388	4.28%	—%	(2.72)%
2014	805	$12.15	$9,785	1.32%	—%	3.05%
2013	777	$11.79	$9,162	1.63%	—%	(9.17)%

PIMCO Short-Term Administrative Class:
2017	2,133	$11.33	$24,166	1.67%	—%	2.44%
2016	1,653	$11.06	$18,282	1.57%	—%	2.31%
2015	1,876	$10.81	$20,275	0.98%	—%	1.12%
2014	1,303	$10.69	$13,921	0.70%	—%	0.75%
2013	862	$10.61	$9,151	0.70%	—%	0.57%

PIMCO Total Return Administrative Class:
2017	3,270	$13.52	$44,213	2.00%	—%	4.89%
2016	2,695	$12.89	$34,726	2.06%	—%	2.71%
2015	2,583	$12.55	$32,426	5.10%	—%	0.40%
2014	2,540	$12.50	$31,748	2.20%	—%	4.25%
2013	2,588	$11.99	$31,022	2.20%	—%	(1.96)%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
Principal Capital Appreciation Class 1:
2017	1,574	$13.00	to	$12.73	$20,451	1.25%	—% to 0.75%	20.82% to 19.76%
2016	1,656	$10.76	to	$10.63	$17,828	1.13%	—% to 0.75%	9.13% to 8.36%
2015 (8)	1,745	$9.86	to	$9.81	$17,214	0.33%	—% to 0.75%	(0.40)% to (0.91)%

Principal LifeTime 2010 Class 1:
2017	861	$20.23	to	$22.65	$17,414	2.08%	—% to 0.75%	11.40% to 10.60%
2016	854	$18.16	to	$20.48	$15,505	2.16%	—% to 0.75%	5.28% to 4.44%
2015	729	$17.25	to	$19.61	$12,577	2.24%	—% to 0.75%	(1.20)% to (1.90)%
2014	776	$17.46	to	$19.99	$13,553	2.22%	—% to 0.75%	4.80% to 4.06%
2013	708	$16.66	to	$19.21	$11,790	2.44%	—% to 0.75%	10.84% to 9.96%

Principal LifeTime 2020 Class 1:
2017	4,008	$23.07	to	$25.99	$92,474	1.98%	—% to 0.75%	15.00% to 14.14%
2016	3,911	$20.06	to	$22.77	$78,473	1.95%	—% to 0.75%	5.75% to 4.98%
2015	3,839	$18.97	to	$21.69	$72,833	2.70%	—% to 0.75%	(1.15)% to (1.86)%
2014	3,513	$19.19	to	$22.10	$67,415	2.40%	—% to 0.75%	5.79% to 4.94%
2013	2,849	$18.14	to	$21.06	$51,694	2.23%	—% to 0.75%	15.98% to 15.14%

Principal LifeTime 2030 Class 1:
2017	3,400	$23.88	to	$27.94	$81,209	1.65%	—% to 0.75%	18.28% to 17.39%
2016	2,825	$20.19	to	$23.80	$57,057	1.69%	—% to 0.75%	5.82% to 5.08%
2015	2,443	$19.08	to	$22.65	$46,609	2.58%	—% to 0.75%	(1.04)% to (1.82)%
2014	2,223	$19.28	to	$23.07	$42,871	2.15%	—% to 0.75%	6.05% to 5.29%
2013	1,984	$18.18	to	$21.91	$36,071	1.96%	—% to 0.75%	19.06% to 18.11%

Principal LifeTime 2040 Class 1:
2017	1,797	$25.31	to	$29.95	$45,470	1.39%	—% to 0.75%	20.70% to 19.80%
2016	1,616	$20.97	to	$25.00	$33,897	1.45%	—% to 0.75%	5.43% to 4.65%
2015	1,512	$19.89	to	$23.89	$30,067	2.55%	—% to 0.75%	(0.85)% to (1.57)%
2014	1,334	$20.06	to	$24.27	$26,752	2.01%	—% to 0.75%	6.25% to 5.38%
2013	1,246	$18.88	to	$23.03	$23,523	1.59%	—% to 0.75%	22.44% to 21.59%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
Principal LifeTime 2050 Class 1:
2017	726	$25.81	to	$30.93	$18,728	1.30%	—% to 0.75%	22.15% to 21.25%
2016	777	$21.13	to	$25.51	$16,430	1.42%	—% to 0.75%	5.60% to 4.81%
2015	690	$20.01	to	$24.34	$13,819	2.64%	—% to 0.75%	(0.69)% to (1.46)%
2014	629	$20.15	to	$24.70	$12,678	2.05%	—% to 0.75%	6.16% to 5.42%
2013	705	$18.98	to	$23.43	$13,379	1.61%	—% to 0.75%	23.81% to 22.86%

Principal LifeTime 2060 Class 1:
2017	311	$15.08	to	$14.57	$4,691	0.97%	—% to 0.75%	22.70% to 21.82%
2016	159	$12.29	to	$11.96	$1,951	1.13%	—% to 0.75%	5.49% to 4.73%
2015	143	$11.65	to	$11.42	$1,663	1.28%	—% to 0.75%	(0.68)% to (1.47)%
2014	54	$11.73	to	$11.59	$639	0.08%	—% to 0.75%	5.58% to 4.79%
2013 (4)	—	$11.11	to	$11.06	$1	—%	—% to 0.75%	10.99% to 10.49%

Principal LifeTime Strategic Income Class 1:
2017	512	$18.05	to	$18.68	$9,248	2.34%	—% to 0.75%	8.80% to 7.98%
2016	514	$16.59	to	$17.30	$8,522	2.54%	—% to 0.75%	4.73% to 3.97%
2015	461	$15.84	to	$16.64	$7,306	2.25%	—% to 0.75%	(0.94)% to (1.71)%
2014	514	$15.99	to	$16.93	$8,216	2.60%	—% to 0.75%	4.58% to 3.80%
2013	442	$15.29	to	$16.31	$6,751	2.77%	—% to 0.75%	5.16%to 4.35%

Putnam VT Equity Income Class IB:
2017 (14)	76			$11.31	$863	—%	—%	13.21%

Putnam VT Growth Opportunities Class IB:
2017	2,123	$13.16	to	$13.05	$27,937	0.10%	—% to 0.75%	30.95% to 29.98%
2016 (13)	2,254	$10.05	to	$10.04	$22,655	—%	—% to 0.75%	0.70% to 0.60%

Putnam VT International Equity Class IB:
2017	43			$21.44	$916	2.19%	—%	26.56%
2016	45			$16.94	$770	3.93%	—%	(2.480)%
2015	67			$17.37	$1,170	1.16%	—%	0.17%
2014	72			$17.34	$1,245	0.95%	—%	(6.770)%
2013	74			$18.60	$1,376	1.44%	—%	28.19%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
Real Estate Securities Class 1:
2017	974	$77.18	to	$58.91	$75,297	1.75%	—% to 0.75%	9.20% to 8.39%
2016	1,105	$70.68	to	$54.35	$78,178	1.39%	—% to 0.75%	5.84% to 5.04%
2015	1,134	$66.78	to	$51.74	$75,834	1.15%	—% to 0.75%	4.21% to 3.44%
2014	1,204	$64.08	to	$50.02	$77,251	1.63%	—% to 0.75%	32.81% to 31.81%
2013	1,144	$48.25	to	$37.95	$55,289	1.31%	—% to 0.75%	4.10% to 3.32%

SAM Balanced Portfolio Class 1:
2017	4,082	$18.88	to	$25.55	$77,137	2.13%	—% to 0.75%	15.19% to 14.32%
2016	4,226	$16.39	to	$22.35	$69,351	2.08%	—% to 0.75%	6.84% to 6.02%
2015	4,516	$15.34	to	$21.08	$69,369	2.93%	—% to 0.75%	(0.78)% to (1.54)%
2014	4,338	$15.46	to	$21.41	$67,150	2.75%	—% to 0.75%	6.77% to 6.04%
2013	4,122	$14.48	to	$20.19	$59,735	2.66%	—% to 0.75%	17.72% to 16.84%

SAM Conservative Balanced Portfolio Class 1:
2017	2,363	$18.00	to	$21.81	$42,524	2.79%	—% to 0.75%	11.46% to 10.65%
2016	2,448	$16.15	to	$19.71	$39,530	2.59%	—% to 0.75%	6.39% to 5.57%
2015	2,382	$15.18	to	$18.67	$36,166	3.21%	—% to 0.75%	(0.78)% to (1.53)%
2014	2,059	$15.30	to	$18.96	$31,509	3.01%	—% to 0.75%	6.25% to 5.45%
2013	1,900	$14.40	to	$17.98	$27,370	2.90%	—% to 0.75%	11.54% to 10.71%

SAM Conservative Growth Portfolio Class 1:
2017	3,229	$19.20	to	$29.34	$62,036	1.56%	—% to 0.75%	19.78% to 18.88%
2016	3,199	$16.03	to	$24.68	$51,320	1.43%	—% to 0.75%	7.01% to 6.20%
2015	3,310	$14.98	to	$23.24	$49,631	2.23%	—% to 0.75%	(1.12)% to (1.86)%
2014	3,246	$15.15	to	$23.68	$49,215	1.79%	—% to 0.75%	7.45% to 6.67%
2013	2,997	$14.10	to	$22.20	$42,299	1.82%	—% to 0.75%	23.14% to 22.18%

SAM Flexible Income Portfolio Class 1:
2017	1,337	$17.64	to	$19.88	$23,582	3.39%	—% to 0.75%	8.42% to 7.58%
2016	1,292	$16.27	to	$18.48	$21,032	3.32%	—% to 0.75%	7.04% to 6.27%
2015	1,193	$15.20	to	$17.39	$18,145	3.61%	—% to 0.75%	(1.30)% to (2.08)%
2014	1,064	$15.40	to	$17.76	$16,391	3.66%	—% to 0.75%	5.99% to 5.28%
2013	992	$14.53	to	$16.87	$14,417	3.44%	—% to 0.75%	7.79% to 6.91%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
SAM Strategic Growth Portfolio Class 1:
2017	3,070	$19.34	to	$32.04	$59,384	1.41%	—% to 0.75%	22.25% to 21.32%
2016	3,307	$15.82	to	$26.41	$52,336	1.42%	—% to 0.75%	6.17% to 5.35%
2015	3,395	$14.90	to	$25.07	$50,623	2.27%	—% to 0.75%	(1.65)% to (2.34)%
2014	3,272	$15.15	to	$25.67	$49,595	1.56%	—% to 0.75%	8.68% to 7.86%
2013	3,173	$13.94	to	$23.80	$44,240	1.41%	—% to 0.75%	27.42% to 26.46%

Short-Term Income Class 1:
2017	3,319	$13.21	to	$12.34	$43,851	1.97%	—% to 0.75%	2.40% to 1.65%
2016	3,560	$12.90	to	$12.14	$45,938	2.23%	—% to 0.75%	2.14% to 1.34%
2015	2,753	$12.63	to	$11.98	$34,776	2.60%	—% to 0.75%	0.72% to —%
2014	2,466	$12.54	to	$11.98	$30,934	1.72%	—% to 0.75%	1.70% to 0.93%
2013	1,905	$12.33	to	$11.87	$23,490	1.87%	—% to 0.75%	1.15% to 0.42%

SmallCap Class 1:
2017	2,675	$33.82	to	$27.33	$90,502	0.38%	—% to 0.75%	12.85% to 12.01%
2016	2,950	$29.97	to	$24.40	$88,434	0.25%	—% to 0.75%	17.39% to 16.52%
2015	3,293	$25.53	to	$20.94	$84,116	0.07%	—% to 0.75%	(0.08)% to (0.85)%
2014	1,208	$25.55	to	$21.12	$30,861	0.35%	—% to 0.75%	4.89% to 4.09%
2013	1,228	$24.36	to	$20.29	$29,924	0.33%	—% to 0.75%	47.82% to 46.71%

T. Rowe Price Equity Income Portfolio II:
2017	115			$23.05	$2,646	1.53%	—%	15.77%
2016	117			$19.91	$2,324	2.06%	—%	18.79%
2015	119			$16.76	$2,000	1.52%	—%	(7.100)%
2014	194			$18.04	$3,504	1.51%	—%	7.13%
2013	193			$16.84	$3,247	1.34%	—%	29.44%

T. Rowe Price Health Sciences Portfolio II:
2017 (15)	—			$11.26	$2	—%	—%	12.15%

Templeton Developing Markets VIP Class 2:
2017	395			$19.43	$7,664	0.96%	—%	40.39%
2016	406			$13.84	$5,616	0.78%	—%	17.49%
2015	441			$11.78	$5,190	2.07%	—%	(19.590)%
2014	438			$14.65	$6,425	1.48%	—%	(8.440)%
2013	446			$16.00	$7,135	2.19%	—%	(0.620)%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
Templeton Foreign VIP Class 2:
2017	1,193			$12.95	$15,452	2.61%	—%	16.67%
2016	1,178			$11.10	$13,080	1.95%	—%	7.14%
2015	1,251			$10.36	$12,960	3.24%	—%	(6.500)%
2014	1,163			$11.08	$12,882	1.88%	—%	(11.080)%
2013	1,082			$12.46	$13,481	2.55%	—%	23.12%

Templeton Global Bond VIP Class 2:
2017	1,216	$16.07	to	$15.29	$19,533	—%	—% to 0.75%	1.97% to 1.19%
2016	1,082	$15.76	to	$15.11	$17,061	—%	—% to 0.75%	2.94% to 2.16%
2015	1,199	$15.31	to	$14.79	$18,360	7.96%	—% to 0.75%	(4.31)% to (5.01)%
2014	1,142	$16.00	to	$15.57	$18,280	4.92%	—% to 0.75%	1.85% to 1.04%
2013	998	$15.71	to	$15.41	$15,688	5.04%	—% to 0.75%	1.68% to 0.98%

TOPS Managed Risk Balanced ETF Class 2:
2017	49	$13.40	to	$12.85	$652	1.43%	—% to 0.75%	10.56% to 9.74%
2016	48	$12.12	to	$11.71	$577	1.41%	—% to 0.75%	6.22% to 5.50%
2015	33	$11.41	to	$11.10	$372	1.19%	—% to 0.75%	(4.52)% to (5.29)%
2014	31	$11.95	to	$11.72	$372	1.09%	—% to 0.75%	3.11% to 2.36%
2013	14	$11.59	to	$11.45	$162	0.83%	—% to 0.75%	7.91% to 7.11%

TOPS Managed Risk Growth ETF Class 2:
2017	83	$14.39	to	$13.80	$1,192	0.88%	—% to 0.75%	17.66% to 16.85%
2016	291	$12.23	to	$11.81	$3,561	1.67%	—% to 0.75%	5.52% to 4.70%
2015	305	$11.59	to	$11.28	$3,533	1.42%	—% to 0.75%	(9.10)% to (9.76)%
2014	287	$12.75	to	$12.50	$3,659	0.87%	—% to 0.75%	1.27% to 0.56%
2013	277	$12.59	to	$12.43	$3,487	0.91%	—% to 0.75%	16.04% to 15.09%

TOPS Managed Risk Moderate Growth ETF Class 2:
2017	139	$14.19	to	$13.61	$1,971	1.52%	—% to 0.75%	13.79% to 13.04%
2016	130	$12.47	to	$12.04	$1,621	1.48%	—% to 0.75%	6.31% to 5.52%
2015	123	$11.73	to	$11.41	$1,442	1.25%	—% to 0.75%	(6.31)% to (7.08)%
2014	108	$12.52	to	$12.28	$1,352	1.17%	—% to 0.75%	2.79% to 2.08%
2013	22	$12.18	to	$12.03	$263	0.84%	—% to 0.75%	12.36% to 11.49%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
VanEck Global Hard Assets Class S:
2017	161	$7.07	to	$6.73	$1,139	—%	—% to 0.75%	(1.94)% to (2.60)%
2016	145	$7.21	to	$6.91	$1,040	0.27%	—% to 0.75%	43.34% to 42.18%
2015	99	$5.03	to	$4.86	$497	0.03%	—% to 0.75%	(33.55)% to (34.06)%
2014	92	$7.57	to	$7.37	$695	—%	—% to 0.75%	(19.38)% to (19.98)%
2013	93	$9.39	to	$9.21	$874	0.56%	—% to 0.75%	10.34% to 9.51%

VanEck Global Hard Assets Initial Class:
2017	1,144			$8.35	$9,553	—%	—%	(1.65)%
2016	1,213			$8.49	$10,298	0.35%	—%	43.65%
2015	1,008			$5.91	$5,957	0.03%	—%	(33.45)%
2014	807			$8.88	$7,165	0.08%	—%	(19.05)%
2013	728			$10.97	$7,987	0.66%	—%	10.47%

Vanguard VIF Balanced:
2017	1,376			$33.63	$46,265	2.34%	—%	14.70%
2016	1,833			$29.32	$53,753	2.48%	—%	11.02%
2015	1,890			$26.41	$49,927	2.36%	—%	0.11%
2014	1,877			$26.38	$49,537	2.21%	—%	9.83%
2013	1,844			$24.02	$44,306	2.42%	—%	19.86%

Vanguard VIF Equity Index:
2017	4,299			$32.71	$140,644	1.76%	—%	21.64%
2016	4,374			$26.89	$117,629	2.17%	—%	11.81%
2015	4,257			$24.05	$102,385	1.53%	—%	1.26%
2014	3,837			$23.75	$91,124	1.63%	—%	13.53%
2013	3,650			$20.92	$76,375	1.68%	—%	32.15%

Vanguard VIF Mid-Cap Index:
2017	1,885			$40.83	$76,988	1.14%	—%	19.07%
2016	1,755			$34.29	$60,191	1.29%	—%	11.11%
2015	1,543			$30.86	$47,630	1.17%	—%	(1.44)%
2014	1,490			$31.31	$46,660	0.85%	—%	13.61%
2013	1,250			$27.56	$34,462	0.99%	—%	34.90%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

	December 31					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
Wanger International:
2017	102	$11.91	to	$11.68	$1,217	1.44%	—% to 0.75%	32.92% to 31.98%
2016	38	$8.96	to	$8.85	$345	1.36%	—% to 0.75%	(1.43)% to (2.21)%
2015 (9)	14	$9.09	to	$9.05	$131	1.65%	—% to 0.75%	(9.19)% to (9.59)%

Wells Fargo VT Index Asset Allocation Class 2:
2017	97	$29.11	to	$25.89	$2,828	0.75%	—% to 0.75%	12.26% to 11.40%
2016	122	$25.93	to	$23.24	$3,162	0.92%	—% to 0.75%	7.68% to 6.90%
2015	84	$24.08	to	$21.74	$2,015	0.99%	—% to 0.75%	1.22% to 0.46%
2014	73	$23.79	to	$21.64	$1,727	1.53%	—% to 0.75%	18.06% to 17.16%
2013	62	$20.15	to	$18.47	$1,242	1.60%	—% to 0.75%	19.66% to 18.78%

Wells Fargo VT Omega Growth Class 2:
2017	290	$27.87	to	$26.35	$8,070	0.01%	—% to 0.75%	34.64% to 33.62%
2016	294	$20.70	to	$19.72	$6,089	—%	—% to 0.75%	0.49% to (0.25)%
2015	332	$20.60	to	$19.77	$6,840	—%	—% to 0.75%	1.38% to 0.61%
2014	346	$20.32	to	$19.65	$7,040	—%	—% to 0.75%	3.83% to 3.04%
2013	281	$19.57	to	$19.07	$5,495	0.12%	—% to 0.75%	39.89% to 38.89%

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

(1)
These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest. These ratios are annualized for periods less than one year.

(2)
These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. For purposes of the total return calculation the beginning unit value is typically equal to an investment option with a similar expense structure and if no such similar investment option exists, a beginning unit value of ten would typically be used. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total returns have not been annualized for periods less than one year. These percentages represent the range of total returns available as of the report date and correspond with the expense ratio lowest to highest.

(4)	Commencement of operations, May 20, 2013. Investment income ratios have been annualized for the year ended December 31, 2013.
(5)	Commencement of operations, April 24, 2014. Investment income ratios have been annualized for the year ended December 31, 2014.
(6)	Commencement of operations, May 17, 2014. Investment income ratios have been annualized for the year ended December 31, 2014.
(7)	Commencement of operations, March 27, 2015. Investment income ratios have been annualized for the year ended December 31, 2015.
(8)	Commencement of operations, April 17, 2015. Investment income ratios have been annualized for the year ended December 31, 2015.
(9)	Commencement of operations, May 18, 2015. Investment income ratios have been annualized for the year ended December 31, 2015.
(10)	Commencement of operations, November 6, 2015. Investment income ratios have been annualized for the year ended December 31, 2015.
(11)	Commencement of operations, February 8, 2016. Investment income ratios have been annualized for the year ended December 31, 2016.
(12)	Commencement of operations, May 23, 2016. Investment income ratios have been annualized for the year ended December 31, 2016.
(13)	Commencement of operations, November 18, 2016. Investment income ratios have been annualized for the year ended December 31, 2016.
(14)	Commencement of operations, May 12, 2017. Investment income ratios have been annualized for the year ended December 31, 2017.
(15)	Commencement of operations, May 15, 2017. Investment income ratios have been annualized for the year ended December 31, 2017.
(16)	Commencement of operations, May 26, 2017. Investment income ratios have been annualized for the year ended December 31, 2017.
(17)	Represented the operations of Delaware Smid Cap Growth Service Class Division until May 13, 2017.
(18)	Represented the operations of Dreyfus Socially Responsible Growth Service Shares Division until May 13, 2017.
(19)	Represented the operations of Janus Aspen Balanced Service Shares Division until May 13, 2017.
(20)	Represented the operations of Janus Aspen Enterprise Service Shares Division until May 13, 2017.
(21)	Represented the operations of Janus Aspen Flexible Bond Service Shares Division until May 13, 2017.
(22)	Represented the operations of Janus Aspen Forty Service Shares Division until May 13, 2017.
(23)	Represented the operations of Janus Aspen Global Research Service Shares Division until May 13, 2017.
(24)	Represented the operations of Janus Aspen Overseas Service Shares Division until May 13, 2017.

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

Following is a list of divisions and corresponding unit values and total return for divisions that had unit values and/or total return outside the ranges indicated above for applicable years.

Division	2017 Unit Value ($)

Diversified International Class 1	31.97
Fidelity VIP Contrafund Initial Class	66.93
Fidelity VIP Equity-Income Initial Class	42.47
Fidelity VIP High Income Initial Class	25.55
Invesco Small Cap Equity Series I	21.15
LargeCap Growth Class 1	32.67
LargeCap Growth I Class 1	51.80
LargeCap S&P 500 Index Class 1	26.98
Real Estate Securities Class 1	83.07
SmallCap Class 1	35.19

Division	2017 Total Return (%)

LargeCap S&P 500 Index Class 1	21.48
LargeCap Value Class 1	16.82
MidCap Class 1	25.53

Division	2016 Unit Value ($)

Diversified International Class 1	24.77
Fidelity VIP Contrafund Initial Class	54.92
Fidelity VIP Equity-Income Initial Class	37.62
Fidelity VIP High Income Initial Class	23.89
Invesco Small Cap Equity Series I	18.55
LargeCap Growth Class 1	24.22
LargeCap Growth I Class 1	38.74
LargeCap S&P 500 Index Class 1	22.21
Real Estate Securities Class 1	76.07
SmallCap Class 1	31.18

Division	2016 Total Return (%)

Balanced Class 1	5.69
Core Plus Bond Class 1	4.09
Diversified International Class 1	0.36
Fidelity VIP High Income Initial Class	14.64
Fidelity VIP Mid Cap Service Class 2	39.59
Invesco Small Cap Equity Series I	12.08
LargeCap Growth Class 1	(5.130)
LargeCap S&P 500 Index Class 1	11.61
LargeCap Value Class 1	8.18

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

Division	2015 Unit Value ($)

Diversified International Class 1	24.68
Fidelity VIP Contrafund Initial Class	50.85
Fidelity VIP Equity-Income Initial Class	31.87
Fidelity VIP High Income Initial Class	20.84
Fidelity VIP Mid Cap Service Class 2	35.37
Invesco Small Cap Equity Series I	16.55
LargeCap Growth Class 1	25.53
LargeCap Growth I Class 1	38.26
LargeCap S&P 500 Index Class 1	19.90
Putnam VT Voyager Class IB	21.78
Real Estate Securities Class 1	71.87
SmallCap Blend Class 1	26.56

Division	2015 Total Return (%)

Balanced Class 1	0.43
Fidelity VIP Contrafund Initial Class	0.67
Fidelity VIP Mid Cap Service Class 2	(1.64)
LargeCap Growth Class 1	4.98

Division	2014 Unit Value ($)

Diversified International Class 1	24.77
Fidelity VIP Contrafund Initial Class	50.51
Fidelity VIP Equity-Income Initial Class	33.19
Fidelity VIP High Income Initial Class	21.63
Fidelity VIP Mid Cap Service Class 2	35.96
Invesco Small Cap Equity Series I	17.52
LargeCap Growth Class 1	24.32
LargeCap Growth I Class 1	35.50
LargeCap S&P 500 Index Class 1	19.68
Putnam VT Voyager Class IB	23.20
Real Estate Securities Class 1	68.97
SmallCap Blend Class 1	26.59
SmallCap Growth II Class 1	21.68
SmallCap Value I Class 1	49.28

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2017

Division	2014 Total Return (%)

Balanced Class 1	8.82
Bond & Mortgage Securities Class 1	5.24
Diversified International Class 1	(3.200)
Fidelity VIP Equity-Income Initial Class	8.71
Fidelity VIP High Income Initial Class	1.17
Fidelity VIP Mid Cap Service Class 2	6.05
Invesco Small Cap Equity Series I	2.40
LargeCap Growth I Class 1	8.63
LargeCap S&P 500 Index Class 1	13.30
Putnam VT Voyager Class IB	9.74

Division	2013 Unit Value ($)

Diversified International Class 1	25.59
Fidelity VIP Contrafund Initial Class	45.12
Fidelity VIP Equity-Income Initial Class	30.53
Fidelity VIP Mid Cap Service Class 2	33.91
Invesco Small Cap Equity Series I	17.11
LargeCap Growth Class 1	21.89
LargeCap Growth I Class 1	32.68
LargeCap S&P 500 Index Class 1	17.37
Putnam VT Voyager Class IB	21.14
Real Estate Securities Class 1	51.93
SmallCap Blend Class 1	25.35
SmallCap Growth II Class 1	20.31
SmallCap Value I Class 1	45.98

Division	2013 Total Return (%)

Fidelity VIP Equity-Income Initial Class	28.17
Fidelity VIP High Income Initial Class	5.95
LargeCap Growth Class 1	33.97
LargeCap Growth I Class 1	36.11
LargeCap S&P 500 Index Class 1	32.09
MidCap Class 1	33.94
Real Estate Securities Class 1	4.11

7. Subsequent Events

The Separate Account performed an evaluation of subsequent events through April 26, 2018, and determined no items require recognition or disclosure.

Report of Independent Auditors
The Board of Directors and Stockholder
Principal Life Insurance Company
We have audited the accompanying consolidated financial statements of Principal Life Insurance Company, which comprise the consolidated statements of financial position as of December 31, 2017 and 2016, and the related consolidated statements of operations, comprehensive income, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2017, and the related notes to the consolidated financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Principal Life Insurance Company at December 31, 2017 and 2016, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.
Required Supplementary Information
Accounting principles generally accepted in the United States require that the Claims Development and Claim Duration and Payout information presented as unaudited within the Short-Duration Contracts disclosure on page 56-59 be presented to supplement the financial statements. Such information, although not a part of the financial statements, is required by the Financial Accounting Standards Board who considers it to be an essential part of financial reporting for placing the financial statements in an appropriate operational, economic, or historical context. We have applied certain limited procedures to the required supplementary information in accordance with auditing standards generally accepted in the United States, which consisted of inquiries of management about the methods of preparing the information and comparing the information for consistency with management’s responses to our inquiries, the financial statements, and other knowledge we obtained during our audit of the financial statements. We do not express an opinion or provide any assurance on the information because the limited procedures do not provide us with sufficient evidence to express an opinion or provide any assurance.

/s/ Ernst & Young LLP
Des Moines, Iowa March 29, 2018

Principal Life Insurance Company
Consolidated Statements of Financial Position
	December 31, 2017	December 31, 2016
	(in millions)
Assets
Fixed maturities, available-for-sale (2017 and 2016 include $268.0 million and $232.5 million related to
consolidated variable interest entities)	$55,429.4	$51,252.2
Fixed maturities, trading (2017 and 2016 include $0.0 million and $82.4 million related to consolidated
variable interest entities)	49.1	217.9
Equity securities, available-for-sale	94.1	96.3
Equity securities, trading	6.0	8.2
Mortgage loans	13,452.1	12,645.1
Real estate (2017 and 2016 include $370.3 million and $305.7 million related to consolidated variable
interest entities)	1,732.6	1,365.2
Policy loans	765.7	784.8
Other investments (2017 and 2016 include $9.3 million and $16.9 million related to consolidated variable
interest entities and $61.0 million and $86.2 million measured at fair value under the fair value option)	1,270.2	1,615.5
Total investments	72,799.2	67,985.2
Cash and cash equivalents	923.4	1,147.0
Accrued investment income	591.0	563.7
Premiums due and other receivables	1,708.1	1,330.8
Deferred acquisition costs	3,331.7	3,184.2
Property and equipment	688.1	642.0
Goodwill	75.1	75.1
Other intangibles	24.8	27.4
Separate account assets	117,300.8	103,662.0
Assets of discontinued operations	—	669.9
Other assets	1,193.8	1,022.8
Total assets	$198,636.0	$180,310.1

Liabilities
Contractholder funds	$35,330.2	$35,337.7
Future policy benefits and claims	27,681.9	24,320.3
Other policyholder funds	796.0	782.0
Short-term debt	—	76.5
Long-term debt	50.5	—
Income taxes currently payable	10.5	4.9
Deferred income taxes	1,258.0	1,147.3
Separate account liabilities	117,300.8	103,662.0
Liabilities of discontinued operations	—	359.1
Other liabilities (2017 and 2016 include $269.3 million and $283.2 million related to consolidated variable interest entities, of which $0.0 million and $59.9 million are measured at fair value under the fair
value option)	6,237.7	6,381.0
Total liabilities	188,665.6	172,070.8

Stockholder's equity
Common stock, par value $1.00 per share - 5.0 million shares authorized, 2.5 million shares issued
and outstanding (wholly owned indirectly by Principal Financial Group, Inc.)	2.5	2.5
Additional paid-in capital	6,346.0	5,305.6
Retained earnings	2,238.1	2,139.9
Accumulated other comprehensive income	1,359.8	748.4
Total stockholder's equity attributable to Principal Life Insurance Company	9,946.4	8,196.4
Noncontrolling interest	24.0	42.9
Total stockholder's equity	9,970.4	8,239.3
Total liabilities and stockholder's equity	$198,636.0	$180,310.1

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Operations

	For the year ended December 31,
	2017	2016	2015
	(in millions)
Revenues
Premiums and other considerations	$5,999.4	$5,024.5	$5,057.4
Fees and other revenues	2,182.1	2,000.5	2,048.1
Net investment income	2,833.7	2,666.1	2,438.6
Net realized capital gains, excluding impairment losses on available-for-sale
securities	451.7	194.7	2.8
Net other-than-temporary impairment losses on available-for-sale
securities	(30.0)	(93.7)	(0.8)
Other-than-temporary impairment losses on fixed maturities, available-
for-sale reclassified from other comprehensive income	(49.7)	(3.1)	(29.2)
Net impairment losses on available-for-sale securities	(79.7)	(96.8)	(30.0)
Net realized capital gains (losses)	372.0	97.9	(27.2)
Total revenues	11,387.2	9,789.0	9,516.9
Expenses
Benefits, claims and settlement expenses	7,317.9	6,339.5	6,135.1
Dividends to policyholders	124.6	156.6	163.5
Operating expenses	2,226.7	2,099.3	2,181.5
Total expenses	9,669.2	8,595.4	8,480.1
Income from continuing operations before income taxes	1,718.0	1,193.6	1,036.8
Income taxes (benefits)	(518.4)	211.9	215.0
Income from continuing operations, net of related income taxes	2,236.4	981.7	821.8
Income from discontinued operations, net of related income taxes	37.0	131.6	119.6
Net income	2,273.4	1,113.3	941.4
Net income attributable to noncontrolling interest	2.4	26.6	10.8
Net income attributable to Principal Life Insurance Company	$2,271.0	$1,086.7	$930.6

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Comprehensive Income

	For the year ended December 31,
	2017	2016	2015
	(in millions)
Net income	$2,273.4	$1,113.3	$941.4
Other comprehensive income (loss), net:
Net unrealized gains (losses) on available-for-sale securities	619.9	103.8	(447.7)
Noncredit component of impairment losses on fixed maturities, available-for-sale	27.4	0.3	18.8
Net unrealized gains (losses) on derivative instruments	(49.1)	10.2	14.3
Foreign currency translation adjustment	—	—	(0.1)
Net unrecognized postretirement benefit obligation	13.3	2.9	(30.8)
Other comprehensive income (loss)	611.5	117.2	(445.5)
Comprehensive income	2,884.9	1,230.5	495.9
Comprehensive income attributable to noncontrolling interest	2.4	26.6	10.7
Comprehensive income attributable to Principal Life Insurance Company	$2,882.5	$1,203.9	$485.2

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Stockholder's Equity

				Accumulated
		Additional		other		Total
	Common	paid-in	Retained	comprehensive	Noncontrolling	stockholder's
	stock	capital	earnings	income	interest	equity
	(in millions)
Balances as of January 1, 2015	$2.5	$5,275.0	$1,817.2	$1,086.7	$43.2	$8,224.6
Capital distributions to parent	—	(25.5)	—	—	—	(25.5)
Stock-based compensation and
additional related tax benefits	—	57.0	(3.9)	—	0.1	53.2
Sale of subsidiary to parent, net of related income
taxes, as part of a common control transaction	—	44.4	(8.2)	—	—	36.2
Dividends to parent	—	—	(503.1)	—	—	(503.1)
Distributions to noncontrolling interest	—	—	—	—	(14.1)	(14.1)
Contributions from noncontrolling
interest	—	—	—	—	7.7	7.7
Purchase of subsidiary shares from noncontrolling
interest	—	(16.5)	—	—	(3.5)	(20.0)
Net income (1)	—	—	930.6	—	10.0	940.6
Other comprehensive loss (1)	—	—	—	(445.4)	—	(445.4)
Balances as of December 31, 2015	2.5	5,334.4	2,232.6	641.3	43.4	8,254.2
Capital distributions to parent	—	(20.0)	—	—	—	(20.0)
Stock-based compensation and additional related
tax benefits	—	59.7	(4.4)	—	0.4	55.7
Net assets transferred to affiliate due to change in
benefit plan sponsorship	—	(68.5)	—	(10.1)	—	(78.6)
Dividends to parent	—	—	(1,175.0)	—	—	(1,175.0)
Distributions to noncontrolling interest	—	—	—	—	(33.0)	(33.0)
Contributions from noncontrolling interest	—	—	—	—	5.5	5.5
Net income	—	—	1,086.7	—	26.6	1,113.3
Other comprehensive income	—	—	—	117.2	—	117.2
Balances as of December 31, 2016	2.5	5,305.6	2,139.9	748.4	42.9	8,239.3
Capital distributions to parent	—	(27.5)	—	—	—	(27.5)
Stock-based compensation	—	41.9	(3.0)	—	0.1	39.0
Tax asset transferred to affiliate due to prior
year change in benefit plan sponsorship	—	(3.0)	—	—	—	(3.0)
Dividends to parent	—	—	(1,818.4)	—	—	(1,818.4)
Distributions to noncontrolling interest	—	—	—	—	(3.1)	(3.1)
Contributions from noncontrolling interest	—	—	—	—	6.0	6.0
Purchase of subsidiary shares from noncontrolling
interest	—	(5.1)	—	—	(1.3)	(6.4)
Sale of subsidiary to parent, net of related income
taxes, as part of a common control transaction	—	1,034.1	(351.4)	(0.1)	(23.0)	659.6
Net income	—	—	2,271.0	—	2.4	2,273.4
Other comprehensive income	—	—	—	611.5	—	611.5
Balances as of December 31, 2017	$2.5	$6,346.0	$2,238.1	$1,359.8	$24.0	$9,970.4

(1) Excludes amounts attributable to redeemable noncontrolling interest. See Note 15, Stockholder's Equity, for further details.

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Cash Flows

	For the year ended December 31,
	2017	2016	2015
	(in millions)
Operating activities
Net income	$2,273.4	$1,113.3	$941.4
Adjustments to reconcile net income to net cash provided by operating activities:
Income from discontinued operations, net of related income taxes	(37.0)	(131.6)	(119.6)
Net realized capital (gains) losses	(372.0)	(97.9)	27.2
Depreciation and amortization expense	112.2	108.3	100.5
Amortization of deferred acquisition costs	212.1	262.6	251.7
Additions to deferred acquisition costs	(397.8)	(377.7)	(356.5)
Stock-based compensation	39.3	31.5	31.5
(Income) loss from equity method investments, net of dividends received	9.7	60.1	(51.5)
Changes in:
Accrued investment income	(27.3)	(41.9)	(24.5)
Net cash flows for trading securities	171.3	301.5	(165.6)
Premiums due and other receivables	(360.1)	100.9	(232.5)
Contractholder and policyholder liabilities and dividends	3,251.9	2,019.5	2,924.9
Current and deferred income taxes (benefits)	(616.4)	61.5	84.3
Real estate acquired through operating activities	(82.5)	(58.2)	(43.9)
Real estate sold through operating activities	1.2	227.6	51.9
Other assets and liabilities	(212.8)	(266.6)	443.5
Other	983.3	755.2	285.4
Net adjustments	2,675.1	2,954.8	3,206.8
Net cash provided by operating activities	4,948.5	4,068.1	4,148.2
Investing activities
Available-for-sale securities:
Purchases	(12,878.8)	(13,308.7)	(9,314.6)
Sales	1,142.6	1,368.7	1,069.5
Maturities	8,407.5	7,562.0	6,475.9
Mortgage loans acquired or originated	(2,594.0)	(2,798.9)	(2,177.2)
Mortgage loans sold or repaid	1,724.0	1,968.1	1,531.7
Real estate acquired	(200.5)	(109.7)	(322.0)
Real estate sold	481.9	35.2	208.9
Net purchases of property and equipment	(105.7)	(117.5)	(121.2)
Net change in other investments	(127.9)	(154.3)	(6.7)
Net cash used in investing activities	(4,150.9)	(5,555.1)	(2,655.7)
Financing activities
Proceeds from financing element derivatives	0.1	0.4	0.3
Payments for financing element derivatives	(77.6)	(87.7)	(82.0)
Excess tax benefits from share-based payment arrangements	—	7.8	11.0
Purchase of subsidiary shares from noncontrolling interest	(6.4)	—	(20.3)
Dividends paid to parent	(1,818.4)	(1,040.3)	(368.4)
Capital contributions from (distributions to) parent	1,006.6	(16.3)	22.3
Issuance of long-term debt	2.8	12.0	13.2
Principal repayments of long-term debt	(56.5)	(54.8)	(52.6)
Net repayments of short-term borrowings	(76.5)	(32.3)	(45.7)
Investment contract deposits	9,760.5	10,462.4	6,214.8
Investment contract withdrawals	(9,889.9)	(8,373.3)	(6,655.5)
Net increase in banking operation deposits	136.6	129.0	91.1
Other	(2.5)	6.1	(2.7)
Net cash provided by (used in) financing activities	(1,021.2)	1,013.0	(874.5)
Net increase (decrease) in cash and cash equivalents	(223.6)	(474.0)	618.0
Cash and cash equivalents from continuing operations at beginning of period	1,147.0	1,621.0	1,003.0
Cash and cash equivalents from continuing operations at end of period	$923.4	$1,147.0	$1,621.0

Discontinued operations (excluded from amounts above):
Net cash provided by operating activities	$47.7	$219.6	$158.0
Net cash used in investing activities	(0.60)	(22.10)	(4.90)
Net cash used in financing activities	(44.70)	(138.50)	(139.60)
Net cash and cash equivalents provided by discontinued operations	$2.4	$59.0	$13.5

Supplemental information:
Cash paid for interest	$0.1	$0.3	$1.4
Cash paid for income taxes	$91.0	$189.2	$154.5

Supplemental disclosure of non-cash activities:
Note receivable from parent in consideration of subsidiaries sold to parent	$300.0	$—	$156.0
Assets received in kind for pension risk transfer transactions	$—	$594.3	$—
Assets transferred to parent due to change in benefit plan sponsorship	$—	$304.1	$—
Liabilities assumed by parent due to change in benefit plan sponsorship	$—	$(225.50)	$—
Assets and liability changes resulting from exchange agreement to exit real estate joint ventures:
Real estate properties received	$743.2	$—	$—
Long-term debt assumed on real estate properties received	$269.0	$—	$—
Increase in other investments due to discontinuing equity method accounting	$222.4	$—	$—

See accompanying notes.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

1. Nature of Operations and Significant Accounting Policies

Description of Business

Principal Life Insurance Company (“PLIC”) along with its consolidated subsidiaries is a diversified financial services organization offering businesses, individuals and institutional clients a wide range of financial products and services, including retirement and insurance in the U.S. We are a direct wholly owned subsidiary of Principal Financial Services, Inc. (“PFS”), which in turn is a direct wholly owned subsidiary of Principal Financial Group, Inc. (“PFG”).

Basis of Presentation

The accompanying consolidated financial statements include the accounts of PLIC and all other entities in which we directly or indirectly have a controlling financial interest as well as those variable interest entities (“VIEs”) in which we are the primary beneficiary. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). All significant intercompany accounts and transactions have been eliminated.

On May 1, 2017, we sold our ownership interest in Principal Global Investors, LLC (“PGI LLC”) to PFS in connection with a corporate reorganization designed to better utilize and allocate capital internally. PGI LLC met the criteria to be reported as a discontinued operation. See Note 2, Discontinued Operations, for further details. Information included in the notes to the financial statements excludes information applicable to the discontinued operations, unless otherwise noted. PGI LLC comprised substantially our entire Principal Global Investors segment. The remaining immaterial components of that segment are now reported in the Corporate segment. This reporting change was applied retrospectively to our segment information but did not impact our consolidated financial statements.

Certain reclassifications have been made to prior period consolidated statements of cash flows to conform to the December 31, 2017, presentation. This included presenting separate line items within operating activities for (income) loss from equity method investments, net of dividends received, and changes in other assets and liabilities. Previously these amounts had been included within other operating activities.

We evaluated subsequent events through March 29, 2018, which was the date our consolidated financial statements were issued.

Consolidation

We have relationships with various special purpose entities and other legal entities that must be evaluated to determine if the entities meet the criteria of a VIE or a voting interest entity (“VOE”). This assessment is performed by reviewing contractual, ownership and other rights, including involvement of related parties, and requires use of judgment. First, we determine if we hold a variable interest in an entity by assessing if we have the right to receive expected losses and expected residual returns of the entity. If we hold a variable interest, then the entity is assessed to determine if it is a VIE. An entity is a VIE if the equity at risk is not sufficient to support its activities, if the equity holders lack a controlling financial interest or if the entity is structured with non-substantive voting rights. In addition to the previous criteria, if the entity is a limited partnership or similar entity, it is a VIE if the limited partners do not have the power to direct the entity’s most significant activities through substantive kick-out rights or participating rights. A VIE is evaluated to determine the primary beneficiary. The primary beneficiary of a VIE is the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity's economic performance and (2) the obligation to absorb losses of the entity or the right to receive benefits from the entity that could potentially be significant to the VIE. When we are the primary beneficiary, we are required to consolidate the entity in our financial statements. We reassess our involvement with VIEs on a quarterly basis. For further information about VIEs, refer to Note 5, Variable Interest Entities.

If an entity is not a VIE it is considered a VOE. VOEs are generally consolidated if we own a greater than 50% voting interest. If we determine our involvement in an entity no longer meets the requirements for consolidation under either the VIE or VOE models, the entity is deconsolidated. Entities in which we have management influence over the operating and financing decisions but are not required to consolidate, other than investments accounted for at fair value under the fair value option, are reported using the equity method.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Recent Accounting Pronouncements

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters
Standards not yet adopted:
Goodwill impairment testing
This authoritative guidance simplifies how an entity is required to test goodwill for impairment by eliminating Step 2 (which measures a goodwill impairment loss by comparing the implied fair value of a reporting unit’s goodwill to the carrying amount of that goodwill) from the goodwill impairment test. A goodwill impairment loss will be the amount by which a reporting unit’s carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. Entities will continue to have the option to perform a qualitative assessment to determine if a quantitative impairment test is necessary. Early adoption is permitted.

	January 1, 2020	We are currently evaluating the impact this guidance will have on our consolidated financial statements.
Credit losses
This authoritative guidance requires entities to use a current expected credit loss (“CECL”) model to measure impairment for most financial assets that are not recorded at fair value through net income. Under the CECL model, an entity will estimate lifetime expected credit losses considering available relevant information about historical events, current conditions and reasonable and supportable forecasts. The CECL model does not apply to available-for-sale debt securities. This guidance also expands the required credit loss disclosures and will be applied using a modified retrospective approach by recording a cumulative-effect adjustment to retained earnings as of the beginning of the fiscal year of adoption. Early adoption is permitted.

January 1, 2020
We are currently evaluating the impact this guidance will have on our consolidated financial statements. We believe estimated credit losses under the CECL model will generally result in earlier loss recognition for loans and other receivables.

Targeted improvements to accounting for hedging activities
This authoritative guidance updates certain recognition and measurement requirements for hedge accounting. The objective of the guidance is to more closely align the economics of a company’s risk management activities in its financial results and reduce the complexity of applying hedge accounting. The updates include the expansion of hedging strategies that are eligible for hedge accounting, elimination of the separate measurement and reporting of hedge ineffectiveness, presentation of the changes in the fair value of the hedging instrument in the same consolidated statement of operations line as the earnings effect of the hedged item and simplification of hedge effectiveness assessments. This guidance also includes new disclosures and will be applied using a modified retrospective approach by recording a cumulative-effect adjustment to retained earnings as of the beginning of the fiscal year of adoption. Early adoption is permitted.

	January 1, 2019	We are currently evaluating the impact this guidance will have on our consolidated financial statements.
Premium amortization on purchased callable debt securities
This authoritative guidance applies to entities that hold certain non-contingently callable debt securities, where the amortized cost basis is at a premium to the price repayable by the issuer at the earliest call date. Under the guidance the premium will be amortized to the first call date. This guidance requires adoption through a cumulative-effect adjustment to retained earnings as of the beginning of the fiscal year of adoption. Early adoption is permitted.

	January 1, 2019	We are currently evaluating the impact this guidance will have on our consolidated financial statements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters
Leases
This authoritative guidance requires lessee recognition of lease assets and lease liabilities on the balance sheet. The concept of an operating lease, where the lease assets and liabilities are off balance sheet, is eliminated under the new guidance. For lessors, the guidance modifies lease classification criteria and accounting for certain types of leases. Other key aspects of the guidance relate to the removal of the current real estate-specific guidance and new presentation and disclosure requirements. Lessees and lessors are required to recognize and measure leases at the beginning of the earliest period presented using a modified retrospective approach, which includes certain optional practical expedients that may be elected. Early adoption is permitted.

January 1, 2019
Our evaluation process includes, but is not limited to, identifying our leases that are within the scope of the guidance, reviewing and documenting our accounting for these contracts, assessing system and process changes and determining disclosure impacts. We are currently evaluating other impacts this guidance will have on our consolidated financial statements.

Reclassification of Certain Tax Effects from Accumulated Other
  Comprehensive Income
This authoritative guidance permits a reclassification from accumulated other comprehensive income (“AOCI”) to retained earnings for the stranded tax effects resulting from U.S. tax legislation enacted on December 22, 2017, which is referred to as the ‘‘Tax Cuts and Jobs Act’’ (‘‘U.S. tax reform’’). The amount of that reclassification includes the change in corporate income tax rate, as well as an election to include other income tax effects related to the application of U.S. tax reform. The guidance also requires disclosures about stranded tax effects.

January 1, 2018
The guidance will be applied at the beginning of the period of adoption and comparative periods will not be restated. We will reclassify the stranded tax effects in AOCI resulting from U.S. tax reform, which includes the change in corporate income tax rate. A reclassification of $242.0 million will be recorded as an increase to AOCI and a decrease to retained earnings.

Nonfinancial asset derecognition and partial sales of nonfinancial assets
This authoritative guidance clarifies the scope of the recently established guidance on nonfinancial asset derecognition and the accounting for partial sales of nonfinancial assets. The guidance conforms the derecognition guidance on nonfinancial assets with the model for transactions in the new revenue recognition standard.

	January 1, 2018	This guidance will not have a material impact on our consolidated financial statements.
Presentation of net periodic pension cost and net periodic
  postretirement benefit cost
This authoritative guidance requires that an employer disaggregate the service cost component from the other components of net benefit cost. The guidance also provides explicit guidance on the presentation of the service cost component and the other components of net benefit cost in the consolidated statement of operations and allows only the service cost component of net benefit cost to be eligible for capitalization.

	January 1, 2018	This guidance will not have a material impact on our consolidated financial statements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters
Definition of a business
This authoritative guidance clarifies the definition of a business to assist with evaluating when transactions involving an integrated set of assets and activities (a “set”) should be accounted for as acquisitions or disposals of assets or businesses. The guidance requires that when substantially all of the fair value of the gross assets acquired or disposed of is concentrated in a single identifiable asset or a group of similar identifiable assets, the set is not a business. The guidance also requires a set to include, at a minimum, an input and a substantive process that together significantly contribute to the ability to create output to be considered a business. Lastly, the guidance removes the evaluation of whether a market participant could replace missing elements and narrows the definition of outputs by more closely aligning it with how outputs are described in the revenue recognition guidance. The guidance will be applied prospectively.

	January 1, 2018	This guidance will not have a material impact on our consolidated financial statements.
Financial instruments - recognition and measurement
This authoritative guidance addresses certain aspects of recognition, measurement, presentation and disclosure of financial instruments. The primary focus of this guidance is to supersede the guidance to classify equity securities with readily determinable fair values into different categories (trading or available-for-sale) and rather requires these equity securities to be measured at fair value with changes in the fair value recognized through net income.

January 1, 2018
This guidance will be adopted using the modified retrospective approach and will not have a material impact on our consolidated financial statements. As of December 31, 2017, we did not hold material equity securities accounted for at fair value through other comprehensive income that will be accounted for at fair value through net income under the updated guidance.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters
Revenue recognition
This authoritative guidance replaces all general and most industry specific revenue recognition guidance currently prescribed by U.S. GAAP. The core principle is that an entity recognizes revenue to reflect the transfer of a promised good or service to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for that good or service. This guidance also provides clarification on when an entity is a principal or an agent in a transaction. In addition, the guidance updates the accounting for certain costs associated with obtaining and fulfilling a customer contract.

January 1, 2018
The guidance will be adopted using the modified retrospective application. Only a portion of our total revenues, less than 20%, are subject to this guidance as it does not apply to revenue on contracts accounted for under the insurance contracts or financial instruments standards. Our evaluation process is complete and included, but was not limited to, identifying contracts within the scope of the guidance, reviewing and documenting our accounting for these contracts, identifying and determining the accounting for any related contract costs, and preparing the required financial statement disclosures. While we did not identify material changes in the timing of our revenue recognition, we will have financial statement changes related to contract costs. We will defer certain sales compensation related to obtaining contracts with customers that we did not previously defer, we will no longer defer certain contract costs that were previously capitalized and we will change how we amortize certain contract costs that were previously capitalized, which will result in a net reduction to the contract cost balance. These financial statement changes are not material and result in an immaterial reduction to equity.

Income tax - intra-entity transfers of assets
This authoritative guidance requires entities to recognize current and deferred income tax resulting from an intra-entity asset transfer when the transfer occurs. Prior to issuance of this guidance, U.S. GAAP did not allow recognition of income tax consequences until the asset had been sold to a third party.

	January 1, 2018	This guidance will be adopted using the modified retrospective approach and will not have a material impact on our consolidated financial statements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters
Standards adopted:
Employee share-based payment accounting
This authoritative guidance changes certain aspects of accounting for and reporting share-based payments to employees including changes related to the income tax effects of share-based payments, tax withholding requirements and accounting for forfeitures. Various transition methods will apply depending on the situation being addressed.

	January 1, 2017	The guidance was adopted prospectively as indicated by the guidance for each area of change and did not have a material impact on our consolidated financial statements.
Short-duration insurance contracts This authoritative guidance requires additional disclosures related to short-duration insurance contracts.	December 31, 2016	The disclosure requirements of this guidance were adopted retrospectively. See Note 10, Insurance Liabilities, for further details.
Net asset value per share as a practical expedient for fair value
This authoritative guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient.

	January 1, 2016	The guidance was adopted retrospectively and did not have a material impact on our consolidated financial statements. See Note 16, Fair Value Measurements, for further details.
Consolidations
This authoritative guidance makes changes to both the variable interest and voting interest consolidation models and eliminates the investment company deferral for portions of the variable interest model. The amendments in the standard impact the consolidation analysis for interests in investment companies and limited partnerships and similar entities.

	January 1, 2016	The guidance was adopted using the modified retrospective approach. See Note 5, Variable Interest Entities, for further details.
Discontinued operations
This authoritative guidance amends the definition of discontinued operations and requires entities to provide additional disclosures associated with discontinued operations, as well as disposal transactions that do not meet the discontinued operations criteria. The guidance requires discontinued operations treatment for disposals of a component or group of components of an entity that represents a strategic shift that has or will have a major impact on an entity’s operations or financial results. The guidance also expands the scope to disposals of equity method investments and businesses that, upon initial acquisition, qualify as held for sale.

	January 1, 2015	This guidance was adopted prospectively and did not have a material impact on our consolidated financial statements.
Fair value of financial assets and liabilities of a consolidated collateralized financing entity
This authoritative guidance provides a measurement alternative for a reporting entity to measure both the financial assets and financial liabilities of consolidated collateralized financing entities ("CCFEs") using the more observable of the fair value of the financial assets or of the financial liabilities for both the financial assets and financial liabilities.

January 1, 2015
This guidance was adopted using a modified retrospective approach and did not have a material impact on our consolidated financial statements. See Note 16, Fair Value Measurements, for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

When we adopt new accounting standards, we have a process in place to perform a thorough review of the pronouncement, identify the financial statement and system impacts and create an implementation plan among our impacted business units to ensure we are compliant with the pronouncement on the date of adoption. This includes having effective processes and controls in place to support the reported amounts. Each of the standards listed above is in varying stages in our implementation process based on its issuance and adoption dates. We are on track to implement guidance by the respective effective dates.

Use of Estimates in the Preparation of Financial Statements

The preparation of our consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes. The most critical estimates include those used in determining:

•	the fair value of investments in the absence of quoted market values;

•	investment impairments and valuation allowances;

•	the fair value of and accounting for derivatives;

•	the deferred acquisition costs (“DAC”) and other actuarial balances where the amortization is based on estimated gross profits;

•	the measurement of goodwill, indefinite lived intangible assets, finite lived intangible assets and related impairments or amortization, if any;

•	the liability for future policy benefits and claims;

•	the value of our other postretirement benefit obligations and

•	accounting for income taxes and the valuation of deferred tax assets.

A description of such critical estimates is incorporated within the discussion of the related accounting policies that follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Actual results could differ from these estimates.

Closed Block

We operate a closed block (“Closed Block”) for the benefit of individual participating dividend‑paying policies in force at the time of the 1998 mutual insurance holding company (“MIHC”) formation. See Note 8, Closed Block, for further details.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

Fixed maturities include bonds, asset-backed securities (“ABS”), redeemable preferred stock and certain non-redeemable preferred securities. Equity securities include mutual funds, common stock and non-redeemable preferred stock. We classify fixed maturities and equity securities as either available-for-sale or trading at the time of the purchase and, accordingly, carry them at fair value. See Note 16, Fair Value Measurements, for methodologies related to the determination of fair value. Unrealized gains and losses related to available-for-sale securities, excluding those in fair value hedging relationships, are reflected in stockholder’s equity, net of adjustments associated with DAC and related actuarial balances, derivatives in cash flow hedge relationships and applicable income taxes. Unrealized gains and losses related to hedged portions of available-for-sale securities in fair value hedging relationships and mark-to-market adjustments on certain trading securities are reflected in net realized capital gains (losses). Mark-to-market adjustments related to certain securities carried at fair value with an investment objective to realize economic value through mark-to-market changes are reflected in net investment income.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

The cost of fixed maturities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of fixed maturities and equity securities classified as available-for-sale is adjusted for declines in value that are other than temporary. Impairments in value deemed to be other than temporary are primarily reported in net income as a component of net realized capital gains (losses), with noncredit impairment losses for certain fixed maturities, available-for-sale reported in other comprehensive income (“OCI”). Interest income, as well as prepayment fees and the amortization of the related premium or discount, is reported in net investment income. For loan-backed and structured securities, we recognize income using a constant effective yield based on currently anticipated cash flows.

Real estate investments are reported at cost less accumulated depreciation. The initial cost bases of properties acquired through loan foreclosures are the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. We recognize impairment losses for properties when indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value. In such cases, the cost basis of the properties are reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. The carrying amount of real estate held for sale was $210.6 million and $128.7 million as of December 31, 2017 and 2016, respectively. Any impairment losses and any changes in valuation allowances are reported in net income.
Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income. Any changes in the valuation allowances are reported in net income as net realized capital gains (losses). We measure impairment based upon the difference between carrying value and estimated value less cost to sell. Estimated value is based on either the present value of expected cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. If foreclosure is probable, the measurement of any valuation allowance is based upon the fair value of the collateral.

Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales and periodic settlements on derivatives not designated as hedges, we report gains and losses related to the following in net realized capital gains (losses): other-than-temporary impairments of securities and subsequent realized recoveries, mark-to-market adjustments on certain trading securities, mark-to-market adjustments on certain investment funds, fair value hedge and cash flow hedge ineffectiveness, mark-to-market adjustments on derivatives not designated as hedges, changes in the mortgage loan valuation allowance provision, impairments of real estate held for investment and impairments of equity method investments. Investment gains and losses on sales of certain real estate held for sale due to investment strategy and mark-to-market adjustments on certain securities carried at fair value with an investment objective to realize economic value through mark-to-market changes are reported as net investment income and are excluded from net realized capital gains (losses).

Policy loans and certain other investments are reported at cost. Interests in unconsolidated entities, joint ventures and partnerships are generally accounted for using the equity method. We have other investments reported at fair value or for which the fair value option has been elected. See Note 16, Fair Value Measurements, for detail on these investments.

Derivatives

Overview

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivatives generally used by us include interest rate swaps, interest rate options, swaptions, futures, currency swaps, equity options, credit default swaps and total return swaps. Derivative positions are either assets or liabilities in the consolidated statements of financial position and are measured at fair value, generally by obtaining quoted market prices or through the use of pricing models. See Note 16, Fair Value Measurements, for policies related to the determination of fair value. Fair values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities, credit spreads, and market volatility and liquidity.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Accounting and Financial Statement Presentation

We designate derivatives as either:

(a)	a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, including those denominated in a foreign currency (“fair value hedge”);

(b)
a hedge of a forecasted transaction or the exposure to variability of cash flows to be received or paid related to a recognized asset or liability, including those denominated in a foreign currency (“cash flow hedge”) or

(c)	a derivative not designated as a hedging instrument.

Our accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation, as described above, and is determined when the derivative contract is entered into or at the time of redesignation. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce our exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period.

Fair Value Hedges. When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset, liability or firm commitment attributable to the hedged risk, are reported in net realized capital gains (losses). Any difference between the net change in fair value of the derivative and the hedged item represents hedge ineffectiveness.

Cash Flow Hedges. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of OCI. Any hedge ineffectiveness is recorded immediately in net income. At the time the variability of cash flows being hedged impacts net income, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in net income.

Non-Hedge Derivatives. If a derivative does not qualify or is not designated for hedge accounting, all changes in fair value are reported in net income without considering the changes in the fair value of the economically associated assets or liabilities.

Hedge Documentation and Effectiveness Testing. At inception, we formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. This process includes associating all derivatives designated as fair value or cash flow hedges with specific assets or liabilities on the consolidated statements of financial position or with specific firm commitments or forecasted transactions. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative is highly effective and qualifies for hedge accounting treatment, the hedge might have some ineffectiveness.

We use qualitative and quantitative methods to assess hedge effectiveness. Qualitative methods may include monitoring changes to terms and conditions and counterparty credit ratings. Quantitative methods may include statistical tests including regression analysis and minimum variance and dollar offset techniques.

Termination of Hedge Accounting. We prospectively discontinue hedge accounting when (1) the criteria to qualify for hedge accounting is no longer met, e.g., a derivative is determined to no longer be highly effective in offsetting the change in fair value or cash flows of a hedged item; (2) the derivative expires, is sold, terminated or exercised or (3) we remove the designation of the derivative being the hedging instrument for a fair value or cash flow hedge.

If it is determined that a derivative no longer qualifies as an effective hedge, the derivative will continue to be carried on the consolidated statements of financial position at its fair value, with changes in fair value recognized prospectively in net realized capital gains (losses). The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value pursuant to hedging rules and the existing basis adjustment is amortized to the consolidated statements of operations line associated with the asset or liability. The component of AOCI related to discontinued cash flow hedges that are no longer highly effective is amortized to the consolidated statements of operations consistent with the net income impacts of the original hedged cash flows. If a cash flow hedge is discontinued because it is probable the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from AOCI into net income.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Embedded Derivatives. We purchase and issue certain financial instruments and products that contain a derivative that is embedded in the financial instrument or product. We assess whether this embedded derivative is clearly and closely related to the asset or liability that serves as its host contract. If we deem that the embedded derivative's terms are not clearly and closely related to the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the derivative is bifurcated from that contract and held at fair value on the consolidated statements of financial position, with changes in fair value reported in net income.

Over-The-Counter Derivatives Cleared on Chicago Mercantile Exchange

We use certain over-the-counter (“OTC”) interest rate contracts that are subject to derivative clearing agreements. These agreements require the daily cash settlement of variation margin based on changes in the fair value of the derivative instrument. Prior to 2017, variation margin for all such interest rate contracts was treated as collateral, which was accounted for separately as an interest-bearing asset or liability. For reporting purposes, we did not offset fair value amounts recognized for the right to reclaim variation margin collateral or the obligation to return variation margin collateral against fair value amounts recognized for derivative instruments executed with the same counterparties under master netting agreements.

Effective January 2017, the Chicago Mercantile Exchange (“CME”) rulebook was amended to legally characterize variation margin payments for cleared OTC derivatives as settlements of the derivative exposure rather than collateral against the derivative exposure. The economic cash flows exchanged do not change and therefore hedge accounting is unchanged; however, the variation margin and derivative instrument are considered a single unit of account for accounting and presentation purposes. As settlements, variation margin receipts and payments are considered cash flows of the derivative and reduce the recognized asset or liability arising from the derivative’s mark-to-market for balance sheet presentation, effectively resulting in the derivative having a fair value that approximates zero. As of December 31, 2016, our consolidated statements of financial position included $528.0 million in other investments and $527.7 million in other liabilities related to OTC interest rate contracts cleared with the CME. The balance of those line items was reduced by those amounts in January 2017 as a result of the CME rulebook amendment. The rulebook amendment did not have an impact on net income. Additionally, the change by the CME did not impact the accounting for our OTC derivatives not cleared with the CME.

Contractholder and Policyholder Liabilities

Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims and other policyholder funds) include reserves for investment contracts, individual and group annuities that provide periodic income payments, universal life insurance, variable universal life insurance, indexed universal life insurance, term life insurance, participating traditional individual life insurance, group life insurance, health insurance and disability income policies, as well as a provision for dividends on participating policies.

Investment contracts are contractholders' funds on deposit with us and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges and withdrawals plus credited interest. Reserves for universal life, variable universal life and indexed universal life insurance contracts are equal to cumulative deposits less charges plus credited interest, which represents the account balances that accrue to the benefit of the policyholders.

We hold additional reserves on certain long-duration contracts where benefit features result in gains in early years followed by losses in later years; universal life, variable universal life and indexed universal life insurance contracts that contain no lapse guarantee features; and annuities with guaranteed minimum death benefits.

Reserves for individual and group annuities that provide periodic income payments, nonparticipating term life insurance and disability income contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally varies by plan, year of issue and policy duration. Investment yield is based on our experience. Mortality, morbidity and withdrawal rate assumptions are based on our experience and are periodically reviewed against both industry standards and experience.

Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rates and mortality rates guaranteed in calculating the cash surrender values described in the contract.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Participating business represented approximately 8%, 8% and 9% of our life insurance in force and 29%, 33% and 36% of the number of life insurance policies in force as of December 31, 2017, 2016 and 2015, respectively. Participating business represented approximately 39%, 43% and 49% of life insurance premiums for the years ended December 31, 2017, 2016 and 2015, respectively. The amount of dividends to policyholders is declared annually by our Board of Directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by us. At the end of the reporting period, we established a dividend liability for the pro rata portion of the dividends expected to be paid on or before the next policy anniversary date.

Some of our policies and contracts require payment of fees or other policyholder assessments in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue liabilities upon receipt and included in other policyholder funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to net income over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profits (“EGPs”).

The liability for unpaid claims for both long-duration and short-duration contracts is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, we believe the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in net income. Our liability for unpaid claims does not include any allocated claim adjustment expenses.

We incur claim adjustment expenses for both long-duration and short-duration contracts that cannot be allocated to a specific claim. Our claim adjustment expense liability is estimated using actuarial analyses based on historical trends of expenses and expected claim runout patterns.

Short-Duration Contracts

We include the following group products in our short-duration insurance contracts disclosures: long-term disability (“LTD”), group life waiver, dental, vision, short-term disability (“STD”), critical illness and group life.

Future policy benefits and claims include reserves for group life and disability insurance that provide periodic income payments. These reserves are computed using assumptions of mortality, morbidity and investment performance. These assumptions are based on our experience, industry results, emerging trends and future expectations. Future policy benefits and claims also include reserves for incurred but unreported group disability, dental, vision, critical illness and life insurance claims. We recognize claims costs in the period the service was provided to our policyholders. However, claims costs incurred in a particular period are not known with certainty until after we receive, process and pay the claims. We determine the amount of this liability using actuarial methods based on historical claim payment patterns as well as emerging cost trends, where applicable, to determine our estimate of claim liabilities.

We have defined claim frequency as follows for each short-duration product:

•	LTD: Claim frequency is based on submitted reserve claim counts.

•	Group Life Waiver: Claim frequency is based on submitted reserve claim counts, consistent with LTD.

•	Dental and Vision: Claim frequency is based on the claim form, which may include one or more procedures.

•	STD and Critical Illness: Claim frequency is based on submitted claims.

•	Group Life: Claim frequency is based on submitted life claims (lives, not coverages).

We did not make any significant changes to our methodologies or assumptions used to calculate the liability for unpaid claims for short-duration contracts during 2017.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits

Traditional individual life insurance products include those products with fixed and guaranteed premiums and benefits and consist principally of whole life and term life insurance policies. Premiums from these products are recognized as premium revenue when due. Related policy benefits and expenses for individual life products are associated with earned premiums and result in the recognition of profits over the expected term of the policies and contracts.

Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as premium revenue. However, the collection of these annuity considerations does not represent the completion of the earnings process, as we establish annuity reserves using estimates for mortality and investment assumptions, which include provision for adverse deviation as required by U.S. GAAP. We anticipate profits to emerge over the life of the annuity products as we earn investment income, pay benefits and release reserves.

Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage. Certain group contracts contain experience premium refund provisions based on a pre-defined formula that reflects their claim experience. Experience premium refunds reduce revenue over the term of the coverage and are adjusted to reflect current experience. Related policy benefits and expenses for group life and health insurance products are associated with earned premiums and result in the recognition of profits over the term of the policies and contracts. Fees for contracts providing claim processing or other administrative services are recorded as revenue over the period the service is provided.

Universal life-type policies are insurance contracts with terms that are not fixed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values and investment income. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Investment contracts do not subject us to significant risks arising from policyholder mortality or morbidity and consist primarily of guaranteed investment contracts (“GICs”), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

Fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for retirement savings plans. Fees and other revenues received for performance of administrative services are recognized as revenue when earned, typically when the service is performed.

Deferred Acquisition Costs

Incremental direct costs of contract acquisition as well as certain costs directly related to acquisition activities (underwriting, policy issuance and processing, medical and inspection and sales force contract selling) for the successful acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable. Commissions and other incremental direct costs for the acquisition of long-term service contracts are also capitalized to the extent recoverable. Maintenance costs and acquisition costs that are not deferrable are charged to net income as incurred.

DAC for universal life-type insurance contracts and certain investment contracts are amortized over the expected lifetime of the contracts in relation to EGPs or, in certain circumstances, estimated gross revenues (‘‘EGR’’). This amortization is adjusted in the current period when EGPs or EGRs are revised. EGRs include similar assumptions as the revenue component of EGPs and the changes of future estimates and reflection of actual experience and market conditions is done in the same manner as EGPs.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

For individual variable life insurance, individual variable annuities and group annuities that have separate account U.S. equity investment options, we utilize a mean reversion methodology (reversion to the mean assumption), a common industry practice, to determine the future domestic equity market growth rate assumption used for the calculation of EGPs.

DAC for participating life insurance policies are amortized in proportion to estimated gross margins (‘‘EGM’’) rather than EGPs. EGMs include similar assumption items as EGPs. We stopped selling participating business in the early 2000s. Some products allow for underwritten death benefit increases and cost of living adjustments, resulting in a material amount of new DAC each year, and the amortization schedules are modified as appropriate.

DAC for non-participating term life insurance and individual disability policies are amortized over the premium paying period of the related policies using assumptions consistent with those used in computing policyholder liabilities. Once these assumptions are made for a given policy or group of policies, they will not be changed over the life of the policy unless a loss recognition event occurs.

DAC on insurance policies and investment contracts are subject to recoverability testing at the time of policy issue and loss recognition testing on an annual basis, or when an event occurs that may warrant loss recognition. If loss recognition or impairment is necessary, DAC would be written off to the extent it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

DAC for long-term service contracts are amortized in proportion to the revenue recognized or straight-line if no pattern of revenue recognition can be reasonably predicted. We amortize capitalized costs of long-term service contracts on a straight-line basis, reflecting lapses as they are incurred, over the expected contract life. DAC on long-term service contracts are subject to recoverability testing on an annual basis, or when a triggering event occurs that could warrant an impairment. To the extent future revenues less future maintenance expenses are not adequate to cover the asset balance, an impairment is recognized.

Deferred Acquisition Costs on Internal Replacements

All insurance and investment contract modifications and replacements are reviewed to determine if the internal replacement results in a substantially changed contract. If so, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing DAC, sales inducement costs and unearned revenue balances associated with the replaced contract are written off. If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing DAC, sales inducement costs or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

Long-Term Debt

Long-term debt includes notes payable, nonrecourse mortgages and other debt with a maturity date greater than one year at the date of issuance. Current maturities of long-term debt are classified as long-term debt in our consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business in order to limit losses and minimize exposure to significant risks. We may assume reinsurance from or cede reinsurance to other companies. Assets and liabilities related to reinsurance ceded are reported on a gross basis. Premiums and expenses are reported net of reinsurance ceded. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. As of December 31, 2017 and 2016, we had $427.5 million and $412.5 million of net ceded reinsurance recoverables related to claims that have been received, respectively. As of December 31, 2017 and 2016, $417.4 million, or 98%, and $390.5 million, or 95%, were with our five largest ceded reinsurers, respectively. Our total amount recoverable from reinsurers includes net ceded reinsurance recoverables related to claims that have been received and reserves ceded to reinsurers; however, it does not reflect potentially offsetting impacts of collateral. As of December 31, 2017 and 2016, the total amount recoverable from reinsurers was $864.3 million and $837.1 million, respectively.

The effects of reinsurance on premiums and other considerations and policy and contract benefits were as follows:

	For the year ended December 31,
	2017	2016	2015
	(in millions)
Premiums and other considerations:
Direct	$6,202.7	$5,254.2	$5,275.8
Assumed	279.8	226.0	183.2
Ceded	(483.1)	(455.7)	(401.6)
Net premiums and other considerations	$5,999.4	$5,024.5	$5,057.4

Benefits, claims and settlement expenses:
Direct	$7,296.3	$6,298.8	$6,355.4
Assumed	441.1	356.9	306.0
Ceded	(419.5)	(316.2)	(526.3)
Net benefits, claims and settlement expenses	$7,317.9	$6,339.5	$6,135.1

Separate Accounts

The separate accounts are legally segregated and are not subject to the claims that arise out of any of our other business. The client, rather than us, directs the investments and bears the investment risk of these funds. The separate account assets represent the fair value of funds that are separately administered by us for contracts with equity, real estate and fixed income investments and are presented as a summary total within the consolidated statements of financial position. An equivalent amount is reported as separate account liabilities, which represent the obligation to return the monies to the client. We receive fees for mortality, withdrawal and expense risks, as well as administrative, maintenance and investment advisory services that are included in the consolidated statements of operations. Net deposits, net investment income and realized and unrealized capital gains and losses of the separate accounts are not reflected in the consolidated statements of operations.

As of December 31, 2017 and 2016, the separate accounts included a separate account valued at $170.5 million and $158.4 million, respectively, which primarily included shares of PFG common stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by us as part of the policy credits issued under Principal Mutual Holding Company’s 2001 demutualization. In the consolidated statements of financial position, the separate account shares are recorded at fair value and are reported as separate account assets with a corresponding separate account liability to eligible participants of the qualified plan. Changes in fair value of the separate account shares are reflected in both the separate account assets and separate account liabilities and do not impact our results of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Income Taxes

Our ultimate parent, PFG files a U.S. consolidated income tax return that includes us and all of our qualifying subsidiaries. In addition, we file income tax returns in all states and foreign jurisdictions in which we conduct business. PFG allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. We are taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to net income based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities, net operating loss carryforwards and tax credit carryforwards using enacted income tax rates and laws. The effect on deferred income tax assets and deferred income tax liabilities of a change in tax rates is recognized in net income in the period in which the change is enacted.

Goodwill and Other Intangibles

Goodwill and other intangible assets include the cost of acquired subsidiaries in excess of the fair value of the net tangible assets recorded in connection with acquisitions. Goodwill is not amortized. Rather, it is tested for impairment during the third quarter each year, or more frequently if events or changes in circumstances indicate that the asset might be impaired. Goodwill is tested at the reporting unit level, which is a business one level below the operating segment, if financial information is prepared and regularly reviewed by management at that level. Once goodwill has been assigned to a reporting unit, it is no longer associated with a particular acquisition; therefore, all of the activities within a reporting unit, whether acquired or organically grown, are available to support the goodwill value.
Intangible assets with a finite useful life are amortized as related benefits emerge and are reviewed periodically for indicators of impairment in value. If facts and circumstances suggest possible impairment, the sum of the estimated undiscounted future cash flows expected to result from the use of the asset is compared to the current carrying value of the asset. If the undiscounted future cash flows are less than the carrying value, an impairment loss is recognized for the excess of the carrying amount of assets over their fair value.

2. Discontinued Operations

On May 1, 2017, we sold our ownership interest in PGI LLC to PFS. PGI LLC results were reported in our Principal Global Investors segment. These are subsequently reported as discontinued operations and the results of operations have been removed from our results of continuing operations for all periods presented. Additionally, inter-segment eliminations associated with PGI LLC are reported as discontinued operations and have been removed from our results of continuing operations for all periods presented. PGI LLC continues to provide asset management services for us.
The assets and liabilities of the discontinued operations, which reflect the net impact of discontinuing PGI LLC and associated inter-segment eliminations, were as follows:

December 31, 2016
(in millions)
Assets
Total investments	$21.0
Cash and cash equivalents	343.4
Premiums due and other receivables	63.9
Property and equipment	11.1
Goodwill	152.4
Other intangibles	97.8
Other assets	(19.7)
Total assets	$669.9

Liabilities
Income taxes currently payable	$(0.4)
Deferred income taxes	18.6
Other liabilities	340.9
Total liabilities	$359.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Operating results of the discontinued operations, which reflect the net impact of discontinuing PGI LLC and associated inter-segment eliminations, were as follows:

	For the year ended December 31,
	2017	2016	2015
	(in millions)
Revenues
Fees and other revenues	$155.9	$513.3	$489.2
Net investment income	42.7	119.4	113.5
Net realized capital gains	1.8	1.6	1.2
Total revenues	200.4	634.3	603.9
Expenses
Operating expenses	148.5	429.5	417.3
Total expenses	148.5	429.5	417.3
Income before income taxes	51.9	204.8	186.6
Income taxes	14.9	73.2	67.0
Income from discontinued operations	37.0	131.6	119.6
Income from discontinued operations attributable to
noncontrolling interest	1.5	4.1	3.8
Income from discontinued operations attributable to parent	$35.5	$127.5	$115.8

3. Related Party Transactions

Expense Reimbursements

We have entered into various related party transactions with our ultimate parent and its other affiliates. During the years ended December 31, 2017, 2016 and 2015, we received $431.9 million, $272.7 million and $266.7 million, respectively, of expense reimbursements from affiliated entities.

Cash Advance Agreement

We and our direct parent, PFS, are parties to a cash advance agreement, which allows us, collectively, to pool our available cash in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to PFS in aggregate principal amounts not to exceed $1.0 billion, with such advanced amounts earning interest at the daily 30-day LIBOR rate (the “Internal Crediting Rate”); and (ii) PFS to advance cash to us in aggregate principal amounts not to exceed $1.0 billion, with such advance amounts paying interest at the Internal Crediting Rate plus 10 basis points to reimburse PFS for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, we had a receivable from PFS of $313.0 million and $113.0 million as of December 31, 2017 and 2016, respectively, and earned interest of $1.7 million, $0.7 million and $0.0 million during 2017, 2016 and 2015, respectively.

Debt
We have short-term affiliated debt with our parent. See Note 11, Debt, for additional information.

Reinsurance

We and an affiliated entity, Principal National Life Insurance Company, are parties to a reinsurance agreement to reinsure certain life insurance business. Under this agreement, we had an assumed reinsurance liability of $2,975.3 million and $2,517.8 million as of December 31, 2017 and 2016, respectively. In addition, we recognized premiums and other fees of $498.9 million, $404.3 million and $337.4 million for the years ended December 31, 2017, 2016 and 2015, respectively, associated with this agreement. Furthermore, we recognized expenses of $700.3 million, $565.0 million and $493.6 million for the years ended December 31, 2017, 2016 and 2015, respectively, associated with this agreement.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Sale of Subsidiaries

On May 1, 2017, we sold our ownership interest in PGI LLC to PFS as part of a common control transaction. Accordingly, no gain or loss was recognized on the sale and the amount received in excess of book value was recorded in additional paid-in capital. We received $1,068.4 million in cash and a $300.0 million 10-year note from PFS, with the note balance approximating the carrying value of PGI LLC. The note bears interest at 2.885% with semi-annual principal and interest payments due in May and November each year. Subsequent to the sale, we paid an extraordinary dividend of $1,068.4 million to PFS with the cash proceeds received from the sale.

During 2015, we sold our ownership interests in PGI Finisterre Holding Company Ltd., Finisterre Holdings Limited, Finisterre Capital LLP, PGI Origin Holding Company Ltd. and Origin Asset Management LLP to PFS. We received a $156.0 million 10-year note from PFS for the carrying value of those subsidiaries. The note bears interest at 2.87% with semi-annual principal and interest payments due in February and August each year.

Our ultimate parent, PFG, is a guarantor of both notes received from PFS. We recorded interest income of $9.4 million, $6.0 million and less than $0.1 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Following the sale of our ownership of PGI LLC, it continues to provide asset management services for us. We recognized $65.7 million of asset management fee expense for the year ended December 31, 2017. Prior to the sale of PGI LLC, these expenses were eliminated upon consolidation.

Distribution of Affiliated Products

We receive commission fees, distribution fees and service fees from Principal Securities, Inc. and Principal Management Corporation ("PMC") for distributing proprietary products on their behalf. PMC merged into PGI LLC following the sale of PGI LLC to PFS. Furthermore, we receive management and administrative fees for investments our products hold in the Principal Mutual Funds and Principal Variable Contracts. Fees and other revenues associated with these fees were $433.8 million, $409.0 million and $446.1 million for the years ended December 31, 2017, 2016 and 2015, respectively. In addition, we pay commission expense to affiliated registered representatives within Principal Securities, Inc. to sell proprietary products. Commission expense was $84.8 million, $58.8 million and $64.4 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Benefit Plans

Effective December 2016, PFG became the sponsor of the qualified defined contribution plans for both employees and individual field agents. Prior to December 2016, Principal Life was the sponsor of these plans. We were allocated plan expenses from PFG of $31.6 million during 2017 and $3.8 million during 2016 after the change in sponsorship was effective. See Note 13, Employee and Agent Benefits, for further details.

Effective December 2016, PFG also became the sponsor of the nonqualified deferred compensation plans for select employees and individual field agents. Prior to December 2016, Principal Life was the sponsor of these plans. We were allocated plan expenses from PFG of $2.4 million during 2017 and $0.3 million during 2016 after the change in sponsorship was effective. See Note 13, Employee and Agent Benefits, for further details.

In connection with the change in sponsorships in December 2016, we transferred $227.5 million of assets to PFG and PFG assumed $225.5 million of liabilities from us. In addition, deferred tax assets of $72.5 million were transferred to PFG from us associated with the defined contribution and deferred compensation plan sponsorship changes.

Effective January 2016, PFG became the sponsor of the post-65 retiree medical plan for both employees and individual field agents. Prior to January 2016, we were the sponsor of this plan. In connection with the change in sponsorship, we transferred a $4.1 million net postretirement benefit asset for the overfunded status of the plans to PFG. See Note 13, Employee and Agent Benefits, for further details.

PFG is the sponsor of the defined benefit pension plans for both employees and individual field agents. We were allocated $48.4 million, $48.4 million and $74.1 million of pension expense from PFG during 2017, 2016 and 2015, respectively. See Note 13, Employee and Agent Benefits, for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Other Agreements

Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, we guarantee certain payments of our affiliates and have agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial to our business, financial condition and net income.

4. Goodwill and Other Intangible Assets

Goodwill

The changes in the carrying amount of goodwill reported in our segments were as follows:

	Retirement	U.S.
	and Income	Insurance
	Solutions	Solutions	Consolidated
	(in millions)
Balance as of December 31, 2016	$18.7	$56.4	$75.1

Balance as of December 31, 2017	$18.7	$56.4	$75.1

Finite Lived Intangible Assets

Amortized intangible assets that continue to be subject to amortization over a weighted average remaining expected life of 15 years were as follows:

	December 31,
	2017	2016
	(in millions)
Gross carrying value	$41.4	$41.4
Accumulated amortization	16.6	14.0
Net carrying value	$24.8	$27.4

During 2017, 2016 and 2015, we fully amortized finite lived intangible assets of $0.0 million, $0.0 million and $0.5 million, respectively.
The amortization expense for intangible assets with finite useful lives was $2.6 million, $1.7 million and $1.8 million for 2017, 2016 and 2015, respectively. As of December 31, 2017, the estimated amortization expense for the next five years is as follows (in millions):

Year ending December 31:
2018	$2.6
2019	2.5
2020	2.5
2021	2.4
2022	2.3

5. Variable Interest Entities

We have relationships with various types of entities which may be VIEs. Certain VIEs are consolidated in our financial results. See Note 1, Nature of Operations and Significant Accounting Policies, under the caption “Consolidation” for further details of our consolidation accounting policies. We did not provide financial or other support to investees designated as VIEs for the periods ended December 31, 2017 and December 31, 2016.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Adoption of New Consolidation Guidance

Both the variable interest and voting interest consolidation models were changed under authoritative guidance effective January 1, 2016. The guidance eliminated the investment company deferral for portions of the variable interest model. Prior to January 1, 2016, the primary beneficiary of an investment company VIE was the enterprise who absorbed the majority of the entity’s expected losses, received a majority of the expected residual returns or both. The new guidance requires all VIEs to be assessed under one method to determine the primary beneficiary.

The determination of whether interests in limited partnerships and similar entities are VIEs or VOEs has also changed under the pronouncement, by requiring evaluation of the equity holders’ rights to determine if they have the power to direct the entity’s most significant activities through substantive kick-out rights or participating rights. Limited partnerships and similar entities without these rights are VIEs.

We adopted the guidance using the modified retrospective approach effective January 1, 2016. Under the modified retrospective approach, the cumulative effect of initially applying the new guidance is recognized as of the date of initial application, and comparative periods are not restated. The changes resulting from the adoption were:

•
We invest in partnerships and other funds. Prior to new accounting guidance certain of these investments were VOEs. Upon adoption of new accounting guidance, some of these investments are now considered VIEs. We are not the primary beneficiary of these VIEs.

•
We provide asset management and other services to certain investment structures for which we earn performance-based management fees. These structures were considered VIEs prior to new accounting guidance, and we had a variable interest. We were not the primary beneficiary of these entities as we did not have the obligation to absorb losses or the right to receive benefits of the entities that could be potentially significant to the VIE. Subsequent to new accounting guidance, we no longer consider our fees a variable interest for those investment structures where our fees are deemed to be commensurate with the services provided, consistent with fees for similar services negotiated at arms-length, and we do not have additional interests in the entity that would absorb a significant amount of the entity’s expected losses and expected residual returns of the entity.

Consolidated Variable Interest Entities

Grantor Trusts

We contributed undated subordinated floating rate notes to three grantor trusts. The trusts separated their cash flows by issuing an interest-only certificate and a residual certificate related to each note contributed. Each interest-only certificate entitles the holder to interest on the stated note for a specified term, while the residual certificate entitles the holder to interest payments subsequent to the term of the interest-only certificate and to all principal payments. We retained the interest-only certificates and the residual certificates were subsequently sold to third parties. We determined these grantor trusts are VIEs due to insufficient equity to sustain them. We determined we are the primary beneficiary as a result of our contribution of securities into the trusts and our significant continuing interest in the trusts.

Collateralized Private Investment Vehicles

We invest in synthetic and cash collateralized debt obligations, collateralized bond obligations, collateralized loan obligations and other collateralized structures, which are VIEs due to insufficient equity to sustain the entities (collectively known as "collateralized private investment vehicles"). The performance of the notes of these synthetic structures is primarily linked to a synthetic portfolio by derivatives; each note has a specific loss attachment and detachment point. The notes and related derivatives are collateralized by a pool of permitted investments. The investments are held by a trustee and can only be liquidated to settle obligations of the trusts. These obligations primarily include derivatives and the notes due at maturity or termination of the trusts. We determined we were the primary beneficiary for one of these synthetic entities because we acted as the investment manager of the underlying portfolio and we had the power to make decisions and to receive benefits and the obligation to absorb losses that could be potentially significant to the VIE. This synthetic entity matured in the first quarter of 2017.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Commercial Mortgage-Backed Securities

We sold commercial mortgage loans to a real estate mortgage investment conduit trust. The trust issued various commercial mortgage-backed securities ("CMBS") certificates using the cash flows of the underlying commercial mortgages it purchased. This is considered a VIE due to insufficient equity to sustain itself. We determined we are the primary beneficiary as we retained the special servicing role for the assets within the trust as well as the ownership of the bond class that controls the unilateral kick-out rights of the special servicer.

Real Estate

We invest in several real estate limited partnerships and limited liability companies. The entities invest in real estate properties. Certain of these entities are VIEs based on the combination of our significant economic interest and related voting rights. We determined we are the primary beneficiary as a result of our power to control the entities through our significant ownership. Due to the nature of these real estate investments, the investment balance will fluctuate as we purchase and sell interests in the entities and as capital expenditures are made to improve the underlying real estate.

Assets and Liabilities of Consolidated Variable Interest Entities

The carrying amounts of our consolidated VIE assets, which can only be used to settle obligations of consolidated VIEs, and liabilities of consolidated VIEs for which creditors do not have recourse were as follows:

	December 31, 2017		December 31, 2016
	Total	Total	Total	Total
	assets	liabilities	assets	liabilities
	(in millions)
Grantor trusts (1)	$268.8	$253.2	$233.3	$212.3
Collateralized private investment vehicle (2)	—	—	82.4	61.5
CMBS	9.4	—	12.5	—
Real estate (3)	387.1	19.5	329.2	26.8
Total	$665.3	$272.7	$657.4	$300.6

(1)
The assets of grantor trusts are primarily fixed maturities, available-for-sale. The liabilities are primarily other liabilities that reflect an embedded derivative of the forecasted transaction to deliver the underlying securities.

(2)
The assets of the collateralized private investment vehicle were primarily fixed maturities, trading. The liabilities included derivative liabilities and an obligation to redeem notes at maturity or termination of the trusts, which were reported in other liabilities.

(3)	The assets of the real estate VIEs primarily include real estate, other investments and cash. Liabilities primarily include other liabilities.

Unconsolidated Variable Interest Entities

Invested Securities

We hold a variable interest in a number of VIEs where we are not the primary beneficiary. Our investments in these VIEs are reported in fixed maturities, available-for-sale; fixed maturities, trading and other investments in the consolidated statements of financial position and are described below.

Unconsolidated VIEs include certain CMBS, residential mortgage-backed pass-through securities ("RMBS") and other asset-backed securities (“ABS”). All of these entities were deemed VIEs because the equity within these entities is insufficient to sustain them. We determined we are not the primary beneficiary in the entities within these categories of investments. This determination was based primarily on the fact we do not own the class of security that controls the unilateral right to replace the special servicer or equivalent function.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

As previously discussed, we invest in several types of collateralized private investment vehicles that are VIEs. These include synthetic and cash structures that we do not manage. We have determined we are not the primary beneficiary of these collateralized private investment vehicles primarily because we do not control the economic performance of the entities and were not involved with the design of the entities.

We have invested in various VIE trusts and similar entities as a debt holder. Most of these entities are classified as VIEs due to insufficient equity to sustain them. In addition, we have an entity classified as a VIE based on the combination of our significant economic interest and lack of voting rights. We have determined we are not the primary beneficiary primarily because we do not control the economic performance of the entities and were not involved with the design of the entities.

We have invested in partnerships and other funds, which are classified as VIEs. The entities are VIEs as equity holders lack the power to control the most significant activities of the entities because the equity holders do not have either the ability by a simple majority to exercise substantive kick-out rights or substantive participating rights. We have determined we are not the primary beneficiary because we do not have the power to direct the most significant activities of the entities.

The carrying value and maximum loss exposure for our unconsolidated VIEs were as follows:

		Maximum exposure to
	Asset carrying value	loss (1)
	(in millions)
December 31, 2017
Fixed maturities, available-for-sale:
Corporate	$244.2	$224.5
Residential mortgage-backed pass-through securities	2,512.7	2,483.7
Commercial mortgage-backed securities	3,667.0	3,692.6
Collateralized debt obligations	1,359.3	1,372.1
Other debt obligations	5,634.2	5,633.1
Fixed maturities, trading:
Residential mortgage-backed pass-through securities	14.7	14.7
Other investments:
Other limited partnership and fund interests	668.5	1,149.1

December 31, 2016
Fixed maturities, available-for-sale:
Corporate	$368.4	$298.6
Residential mortgage-backed pass-through securities	2,822.6	2,786.8
Commercial mortgage-backed securities	4,060.2	4,116.2
Collateralized debt obligations	758.1	779.6
Other debt obligations	5,021.0	5,033.6
Fixed maturities, trading:
Residential mortgage-backed pass-through securities	19.9	19.9
Collateralized debt obligations	10.6	10.6
Other investments:
Other limited partnership and fund interests	612.0	1,012.6

(1)
Our risk of loss is limited to our initial investment measured at amortized cost for fixed maturities, available-for-sale. Our risk of loss is limited to our investment measured at fair value for our fixed maturities, trading. Our risk of loss is limited to our carrying value plus any unfunded commitments and/or guarantees for our other investments. Unfunded commitments are not liabilities on our consolidated statements of financial position because we are only required to fund additional equity when called upon to do so by the general partner or investment manager.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

6. Investments

Fixed Maturities and Equity Securities

The amortized cost, gross unrealized gains and losses, other-than-temporary impairments in AOCI and fair value of fixed maturities and equity securities available-for-sale were as follows:

					Other-than-
		Gross	Gross		temporary
	Amortized	unrealized	unrealized		impairments in
	cost	gains	losses	Fair value	AOCI (1)
	(in millions)
December 31, 2017
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,281.0	$44.3	$7.6	$1,317.7	$—
Non-U.S. governments	492.1	37.3	1.1	528.3	—
States and political subdivisions	6,404.4	369.2	15.9	6,757.7	—
Corporate	31,555.2	2,113.9	79.9	33,589.2	0.6
Residential mortgage-backed pass-through securities	2,483.8	50.2	21.3	2,512.7	—
Commercial mortgage-backed securities	3,692.6	32.3	57.9	3,667.0	50.6
Collateralized debt obligations	1,372.1	2.7	15.5	1,359.3	0.3
Other debt obligations	5,696.1	41.9	40.5	5,697.5	41.9
Total fixed maturities, available-for-sale	$52,977.3	$2,691.8	$239.7	$55,429.4	$93.4
Total equity securities, available-for-sale	$93.2	$6.3	$5.4	$94.1
December 31, 2016
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,398.1	$17.2	$10.7	$1,404.6	$—
Non-U.S. governments	475.0	71.7	4.6	542.1	—
States and political subdivisions	5,431.6	190.8	86.8	5,535.6	1.1
Corporate	29,873.9	1,523.4	321.3	31,076.0	13.9
Residential mortgage-backed pass-through securities	2,786.8	66.4	30.6	2,822.6	—
Commercial mortgage-backed securities	4,116.2	31.0	87.0	4,060.2	77.5
Collateralized debt obligations	779.6	2.8	24.3	758.1	0.3
Other debt obligations	5,065.7	37.1	49.8	5,053.0	50.3
Total fixed maturities, available-for-sale	$49,926.9	$1,940.4	$615.1	$51,252.2	$143.1
Total equity securities, available-for-sale	$103.7	$3.5	$10.9	$96.3

(1)
Excludes $103.0 million and $119.5 million as of December 31, 2017 and December 31, 2016, respectively, of net unrealized gains on impaired fixed maturities, available-for-sale related to changes in fair value subsequent to the impairment date, which are included in gross unrealized gains and gross unrealized losses.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

The amortized cost and fair value of fixed maturities available-for-sale as of December 31, 2017, by expected maturity, were as follows:

	Amortized cost	Fair value
	(in millions)
Due in one year or less	$2,599.3	$2,616.0
Due after one year through five years	11,044.4	11,336.9
Due after five years through ten years	9,544.1	9,857.9
Due after ten years	16,544.9	18,382.1
Subtotal	39,732.7	42,192.9
Mortgage-backed and other asset-backed securities	13,244.6	13,236.5
Total	$52,977.3	$55,429.4

Actual maturities may differ because borrowers may have the right to call or prepay obligations. Our portfolio is diversified by industry, issuer and asset class. Credit concentrations are managed to established limits.

Net Investment Income

Major components of net investment income were as follows:

	For the year ended December 31,
	2017	2016	2015
	(in millions)
Fixed maturities, available-for-sale	$2,143.2	$2,048.6	$1,923.4
Fixed maturities, trading	4.3	11.1	10.8
Equity securities, available-for-sale	5.4	5.4	5.6
Equity securities, trading	—	11.5	9.7
Mortgage loans	563.5	530.2	523.3
Real estate	129.1	127.7	96.6
Policy loans	40.5	41.3	41.4
Cash and cash equivalents	12.0	5.5	2.0
Derivatives (1)	(3.2)	(36.1)	(66.6)
Other	96.6	113.4	72.3
Total	2,991.4	2,858.6	2,618.5
Investment expenses	(157.7)	(192.5)	(179.9)
Net investment income	$2,833.7	$2,666.1	$2,438.6

(1) Relates to periodic settlements of derivatives used in fair value and cash flow hedges of fixed maturities, available-for-
sale. See Note 7, Derivative Financial Instruments, for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Net Realized Capital Gains and Losses

Major components of net realized capital gains (losses) on investments were as follows:

	For the year ended December 31,
	2017	2016	2015
	(in millions)
Fixed maturities, available-for-sale:
Gross gains	$10.3	$56.6	$17.0
Gross losses	(22.7)	(22.4)	(4.3)
Net impairment losses	(79.6)	(95.1)	(30.3)
Hedging, net	(28.5)	(37.9)	(58.3)
Fixed maturities, trading	1.4	(4.6)	(7.1)
Equity securities, available-for-sale:
Net impairment (losses) recoveries	(0.1)	(1.7)	0.3
Equity securities, trading	(1.3)	(5.3)	(8.2)
Mortgage loans	9.2	4.4	(0.8)
Derivatives	(195.8)	198.8	82.5
Other	679.1	5.1	(18.0)
Net realized capital gains (losses)	$372.0	$97.9	$(27.2)

Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities, available-for-sale were $1,149.8 million, $1,370.0 million and $1,059.6 million in 2017, 2016 and 2015, respectively.

Other-Than-Temporary Impairments

We have a process in place to identify fixed maturity and equity securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. This process also involves monitoring late payments, pricing levels, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

Each reporting period, all securities are reviewed to determine whether an other-than-temporary decline in value exists and whether losses should be recognized. We consider relevant facts and circumstances in evaluating whether a credit or interest rate-related impairment of a security is other than temporary. Relevant facts and circumstances considered include: (1) the extent and length of time the fair value has been below cost; (2) the reasons for the decline in value; (3) the financial position and access to capital of the issuer, including the current and future impact of any specific events; (4) for structured securities, the adequacy of the expected cash flows; (5) for fixed maturities, our intent to sell a security or whether it is more likely than not we will be required to sell the security before the recovery of its amortized cost which, in some cases, may extend to maturity and (6) for equity securities, our ability and intent to hold the security for a period of time that allows for the recovery in value. To the extent we determine a security is deemed to be other than temporarily impaired, an impairment loss is recognized.

Impairment losses on equity securities are recognized in net income and are measured as the difference between amortized cost and fair value. The way in which impairment losses on fixed maturities are recognized in the financial statements is dependent on the facts and circumstances related to the specific security. If we intend to sell a security or it is more likely than not that we would be required to sell a security before the recovery of its amortized cost, we recognize an other-than-temporary impairment in net income for the difference between amortized cost and fair value. If we do not expect to recover the amortized cost basis, we do not plan to sell the security and if it is not more likely than not that we would be required to sell a security before the recovery of its amortized cost, the recognition of the other-than-temporary impairment is bifurcated. We recognize the credit loss portion in net income and the noncredit loss portion in OCI (“bifurcated OTTI”).

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Total other-than-temporary impairment losses, net of recoveries from the sale of previously impaired securities, were as follows:

	For the year ended December 31,
	2017	2016	2015
	(in millions)
Fixed maturities, available-for-sale	$(29.9)	$(92.0)	$(1.1)
Equity securities, available-for-sale	(0.1)	(1.7)	0.3
Total other-than-temporary impairment losses, net of recoveries from
the sale of previously impaired securities	(30.0)	(93.7)	(0.8)
Other-than-temporary impairment losses on fixed maturities,
available-for-sale reclassified from OCI (1)	(49.7)	(3.1)	(29.2)
Net impairment losses on available-for-sale securities	$(79.7)	$(96.8)	$(30.0)

(1) Represents the net impact of (a) gains resulting from reclassification of noncredit impairment losses for fixed maturities with bifurcated OTTI from net realized capital gains (losses) to OCI and (b) losses resulting from reclassification of previously recognized noncredit impairment losses from OCI to net realized capital gains (losses) for fixed maturities with bifurcated OTTI that had additional credit losses or fixed maturities that previously had bifurcated OTTI that have now been sold or are intended to be sold.

We estimate the amount of the credit loss component of a fixed maturity security impairment as the difference between amortized cost and the present value of the expected cash flows of the security. The present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security at the date of purchase or the current yield to accrete an asset-backed or floating rate security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. The ABS cash flow estimates are based on security specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity and prepayment speeds and structural support, including subordination and guarantees. The corporate security cash flow estimates are derived from scenario-based outcomes of expected corporate restructurings or liquidations using bond specific facts and circumstances including timing, security interests and loss severity.

The following table provides a rollforward of accumulated credit losses for fixed maturities with bifurcated credit losses. The purpose of the table is to provide detail of (1) additions to the bifurcated credit loss amounts recognized in net realized capital gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount.

	For the year ended December 31,
	2017	2016	2015
	(in millions)
Beginning balance	$(134.7)	$(128.0)	$(140.3)
Credit losses for which an other-than-temporary impairment was
not previously recognized	(15.0)	(41.9)	(6.1)
Credit losses for which an other-than-temporary impairment was
previously recognized	(42.5)	(31.7)	(13.8)
Reduction for credit losses previously recognized on fixed maturities
now sold, paid down or intended to be sold	57.9	60.5	24.7
Net reduction for positive changes in cash flows expected
to be collected and amortization (1)	10.0	6.4	7.5
Ending balance	$(124.3)	$(134.7)	$(128.0)

(1) Amounts are recognized in net investment income.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Gross Unrealized Losses for Fixed Maturities and Equity Securities

For fixed maturities and equity securities available-for-sale with unrealized losses, including other-than-temporary impairment losses reported in OCI, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position were as follows:

	December 31, 2017
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Fair	unrealized	Fair	unrealized	Fair	unrealized
	value	losses	value	losses	value	losses
	(in millions)
Fixed maturities, available-for-sale:
U.S. government and agencies	$279.4	$2.1	$180.9	$5.5	$460.3	$7.6
Non-U.S. governments	65.2	0.8	12.6	0.3	77.8	1.1
States and political subdivisions	717.1	5.0	437.7	10.9	1,154.8	15.9
Corporate	3,487.5	27.5	1,527.0	52.4	5,014.5	79.9
Residential mortgage-backed pass-
through securities	354.4	2.0	734.5	19.3	1,088.9	21.3
Commercial mortgage-backed
securities	1,332.4	19.9	811.2	38.0	2,143.6	57.9
Collateralized debt obligations	460.9	2.1	38.3	13.4	499.2	15.5
Other debt obligations	2,664.0	16.0	956.4	24.5	3,620.4	40.5
Total fixed maturities, available-for-sale	$9,360.9	$75.4	$4,698.6	$164.3	$14,059.5	$239.7
Total equity securities, available-for-sale	$—	$—	$40.4	$5.4	$40.4	$5.4

Of the available-for-sale fixed maturities within our consolidated portfolio in a gross unrealized loss position, 97% were investment grade (rated AAA through BBB-) with an average price of 98 (carrying value/amortized cost) as of December 31, 2017. Gross unrealized losses in our fixed maturities portfolio decreased during the year ended December 31, 2017, primarily due to tightening of credit spreads.

For those securities that had been in a continuous unrealized loss position for less than twelve months, our consolidated portfolio held 1,209 securities reflecting an average price of 99 as of December 31, 2017. Of this portfolio, 98% was investment grade (rated AAA through BBB-) as of December 31, 2017, with associated unrealized losses of $71.5 million. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.
For those securities that had been in a continuous unrealized loss position greater than or equal to twelve months, our consolidated portfolio held 775 securities reflecting an average price of 97 and an average credit rating of AA- as of December 31, 2017. The corporate sector accounted for $52.2 million in unrealized losses with an average price of 97 and an average credit rating of BBB+. The remaining unrealized losses also included $38.1 million within the commercial mortgage-backed securities sector with an average price of 96 and an average credit rating of AA+. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because we expected to recover our amortized cost, it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be maturity, we did not consider these investments to be other-than-temporarily impaired as of December 31, 2017.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

	December 31, 2016
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Fair	unrealized	Fair	unrealized	Fair	unrealized
	value	losses	value	losses	value	losses
	(in millions)
Fixed maturities, available-for-sale:
U.S. government and agencies	$555.3	$10.7	$8.2	$—	$563.5	$10.7
Non-U.S. governments	159.2	4.6	—	—	159.2	4.6
States and political subdivisions	2,222.1	86.3	4.8	0.5	2,226.9	86.8
Corporate	6,243.6	179.4	1,156.5	141.9	7,400.1	321.3
Residential mortgage-backed pass-
through securities	1,265.6	29.8	16.0	0.8	1,281.6	30.6
Commercial mortgage-backed
securities	1,615.6	40.1	612.5	46.9	2,228.1	87.0
Collateralized debt obligations	265.7	0.9	195.6	23.4	461.3	24.3
Other debt obligations	2,222.3	32.8	375.9	17.0	2,598.2	49.8
Total fixed maturities, available-for-sale	$14,549.4	$384.6	$2,369.5	$230.5	$16,918.9	$615.1
Total equity securities, available-for-sale	$18.2	$0.4	$35.4	$10.5	$53.6	$10.9

Of the available-for-sale fixed maturities within our consolidated portfolio in a gross unrealized loss position, 94% were investment grade (rated AAA through BBB-) with an average price of 96 (carrying value/amortized cost) as of December 31, 2016. Gross unrealized losses in our fixed maturities portfolio decreased during the year ended December 31, 2016, primarily due to tightening of credit spreads, partially offset by an increase in interest rates.

For those securities that had been in a continuous unrealized loss position for less than twelve months, our consolidated portfolio held 1,911 securities reflecting an average price of 97 as of December 31, 2016. Of this portfolio, 98% was investment grade (rated AAA through BBB-) as of December 31, 2016, with associated unrealized losses of $374.1 million. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.
For those securities that had been in a continuous unrealized loss position greater than or equal to twelve months, our consolidated portfolio held 453 securities reflecting an average price of 91 and an average credit rating of A- as of December 31, 2016. The corporate sector accounted for $141.9 million in unrealized losses with an average price of 89 and an average credit rating of BBB-. The remaining unrealized losses consisted primarily of $46.9 million within the commercial mortgage-backed securities sector with an average price of 93 and an average credit rating of AA-. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because we expected to recover our amortized cost, it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be maturity, we did not consider these investments to be other-than-temporarily impaired as of December 31, 2016.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Net Unrealized Gains and Losses on Available-for-Sale Securities and Derivative Instruments

The net unrealized gains and losses on investments in available-for-sale securities, the noncredit component of impairment losses on fixed maturities available-for-sale and the net unrealized gains and losses on derivative instruments in cash flow hedge relationships are reported as separate components of stockholder’s equity. The cumulative amount of net unrealized gains and losses on available-for-sale securities and derivative instruments in cash flow hedge relationships net of adjustments related to DAC and related actuarial balances and applicable income taxes was as follows:

	December 31, 2017	December 31, 2016
	(in millions)
Net unrealized gains on fixed maturities, available-for-sale (1)	$2,524.4	$1,387.7
Noncredit component of impairment losses on fixed maturities, available-for-sale	(93.4)	(143.1)
Net unrealized gains (losses) on equity securities, available-for-sale	0.9	(7.4)
Adjustments for assumed changes in amortization patterns	(150.6)	(121.9)
Adjustments for assumed changes in policyholder liabilities	(397.2)	(237.0)
Net unrealized gains on derivative instruments	123.7	212.8
Net unrealized gains (losses) on equity method subsidiaries and noncontrolling
interest adjustments	(21.9)	29.0
Provision for deferred income taxes	(658.2)	(390.6)
Net unrealized gains on available-for-sale securities and derivative instruments	$1,327.7	$729.5

(1)	Excludes net unrealized gains (losses) on fixed maturities, available-for-sale included in fair value hedging relationships.

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans. We evaluate risks inherent in our commercial mortgage loans in two classes: (1) brick and mortar property loans, including mezzanine loans, where we analyze the property's rent payments as support for the loan, and (2) credit tenant loans (“CTL”), where we rely on the credit analysis of the tenant for the repayment of the loan. We evaluate risks inherent in our residential mortgage loan portfolio in two classes: (1) home equity mortgages and (2) first lien mortgages. The carrying amount of our mortgage loan portfolio was as follows:

	December 31, 2017	December 31, 2016
	(in millions)
Commercial mortgage loans	$12,755.2	$11,992.1
Residential mortgage loans	729.1	697.5
Total amortized cost	13,484.3	12,689.6

Valuation allowance	(32.2)	(44.5)
Total carrying value	$13,452.1	$12,645.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

We periodically purchase mortgage loans as well as sell mortgage loans we have originated. Mortgage loans purchased and sold were as follows:

	For the year ended December 31,
	2017	2016	2015
	(in millions)
Commercial mortgage loans:
Purchased	$44.4	$120.5	$194.7
Residential mortgage loans:
Purchased	276.5	242.9	227.3
Sold	89.3	—	—

Our commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages on stabilized properties. Our commercial mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

	December 31, 2017		December 31, 2016
	Amortized	Percent	Amortized	Percent
	cost	of total	cost	of total
	($ in millions)
Geographic distribution
New England	$593.2	4.6%	$533.2	4.4%
Middle Atlantic	3,630.7	28.5	3,324.0	27.7
East North Central	677.2	5.3	654.5	5.5
West North Central	175.1	1.4	185.9	1.6
South Atlantic	2,330.2	18.3	2,193.6	18.3
East South Central	376.4	3.0	239.8	2.0
West South Central	1,074.6	8.4	1,213.4	10.1
Mountain	1,041.9	8.2	934.7	7.8
Pacific	2,855.9	22.3	2,713.0	22.6
Total	$12,755.2	100.0%	$11,992.1	100.0%

Property type distribution
Office	$4,711.9	36.9%	$4,428.2	36.9%
Retail	2,617.3	20.5	2,675.2	22.3
Industrial	1,885.4	14.8	1,805.8	15.1
Apartments	3,309.5	25.9	2,746.8	22.9
Hotel	131.3	1.0	261.1	2.2
Mixed use/other	99.8	0.9	75.0	0.6
Total	$12,755.2	100.0%	$11,992.1	100.0%

Our residential mortgage loan portfolio is composed of home equity mortgages with an amortized cost of $23.0 million and $165.6 million and first lien mortgages with an amortized cost of $706.1 million and $531.9 million as of December 31, 2017 and December 31, 2016, respectively. Our home equity mortgages decreased due to sales during the fourth quarter of 2017. Our residential home equity mortgages are generally second lien mortgages comprised of closed-end loans and lines of credit.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Mortgage Loan Credit Monitoring

Commercial Credit Risk Profile Based on Internal Rating

We actively monitor and manage our commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on a proprietary risk rating cash flow model, in order to monitor the financial quality of these assets. The model stresses expected cash flows at various levels and at different points in time depending on the durability of the income stream, which includes our assessment of factors such as location (macro and micro markets), tenant quality and lease expirations. Our internal rating analysis presents expected losses in terms of an S&P Global (“S&P”) bond equivalent rating. As the credit risk for commercial mortgage loans increases, we adjust our internal ratings downward with loans in the category “B+ and below” having the highest risk for credit loss. Internal ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list”.

Commercial mortgage loans that require more frequent and detailed attention than other loans in our portfolio are identified and placed on an internal “watch list”. Among the criteria that would indicate a potential problem are significant negative changes in ratios of loan to value or contract rents to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

The amortized cost of our commercial mortgage loan portfolio by credit risk, as determined by our internal rating system expressed in terms of an S&P bond equivalent rating, was as follows:

	December 31, 2017
	Brick and mortar	CTL	Total
	(in millions)
A- and above	$11,555.6	$129.2	$11,684.8
BBB+ thru BBB-	882.0	102.4	984.4
BB+ thru BB-	85.7	—	85.7
B+ and below	—	0.3	0.3
Total	$12,523.3	$231.9	$12,755.2

	December 31, 2016
	Brick and mortar	CTL	Total
	(in millions)
A- and above	$10,588.3	$158.8	$10,747.1
BBB+ thru BBB-	1,009.0	100.6	1,109.6
BB+ thru BB-	134.0	—	134.0
B+ and below	0.5	0.9	1.4
Total	$11,731.8	$260.3	$11,992.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Residential Credit Risk Profile Based on Performance Status

Our residential mortgage loan portfolio is monitored based on performance of the loans. Monitoring on a residential mortgage loan increases when the loan is delinquent or earlier if there is an indication of potential impairment. We define non-performing residential mortgage loans as loans 90 days or greater delinquent or on non-accrual status.

The amortized cost of our performing and non-performing residential mortgage loans was as follows:

	December 31, 2017
	Home equity	First liens	Total
	(in millions)
Performing	$16.5	$704.2	$720.7
Non-performing	6.5	1.9	8.4
Total	$23.0	$706.1	$729.1

	December 31, 2016
	Home equity	First liens	Total
	(in millions)
Performing	$156.8	$528.5	$685.3
Non-performing	8.8	3.4	12.2
Total	$165.6	$531.9	$697.5

Non-Accrual Mortgage Loans

Commercial and residential mortgage loans are placed on non-accrual status if we have concern regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow for commercial mortgage loans or number of days past due and other circumstances for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on non-accrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved.

The amortized cost of mortgage loans on non-accrual status was as follows:

	December 31, 2017	December 31, 2016
	(in millions)
Residential:
Home equity	$6.5	$8.8
First liens	1.9	3.4
Total	$8.4	$12.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

The aging of our mortgage loans, based on amortized cost, was as follows:

	December 31, 2017
			90 days or
	30-59 days	60-89 days	more past	Total past
	past due	past due	due	due	Current	Total loans
	(in millions)
Commercial-brick and mortar	$—	$—	$—	$—	$12,523.3	$12,523.3
Commercial-CTL	—	—	—	—	231.9	231.9
Residential-home equity	1.9	0.7	0.8	3.4	19.6	23.0
Residential-first liens	3.4	1.7	1.1	6.2	699.9	706.1
Total	$5.3	$2.4	$1.9	$9.6	$13,474.7	$13,484.3

	December 31, 2016
			90 days or
	30-59 days	60-89 days	more past	Total past
	past due	past due	due	due	Current	Total loans
	(in millions)
Commercial-brick and mortar	$—	$—	$—	$—	$11,731.8	$11,731.8
Commercial-CTL	—	—	—	—	260.3	260.3
Residential-home equity	1.9	1.1	1.4	4.4	161.2	165.6
Residential-first liens	1.5	0.8	2.2	4.5	527.4	531.9
Total	$3.4	$1.9	$3.6	$8.9	$12,680.7	$12,689.6
We did not have any mortgage loans that were 90 days or more past due and still accruing interest as of either December 31, 2017 or December 31, 2016.
Mortgage Loan Valuation Allowance
We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio. The valuation allowance includes loan specific reserves for loans that are deemed to be impaired as well as reserves for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss may occur. Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable we will be unable to collect all amounts due according to contractual terms of the loan agreement. When we determine a loan is impaired, a valuation allowance is established equal to the difference between the carrying amount of the mortgage loan and the estimated value reduced by the cost to sell. Estimated value is based on either the present value of the expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or fair value of the collateral. Subsequent changes in the estimated value are reflected in the valuation allowance. Amounts on loans deemed to be uncollectible are charged off and removed from the valuation allowance. The change in the valuation allowance provision is included in net realized capital gains (losses) on our consolidated statements of operations.
The valuation allowance is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, portfolio delinquency information, underwriting standards, peer group information, current economic conditions, loss experience and other relevant factors. The evaluation of our impaired loan component is subjective, as it requires the estimation of timing and amount of future cash flows expected to be received on impaired loans.
We review our commercial mortgage loan portfolio and analyze the need for a valuation allowance for any loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently has a valuation allowance. In addition to establishing allowance levels for specifically identified impaired commercial mortgage loans, management determines an allowance for all other loans in the portfolio for which historical experience and current economic conditions indicate certain losses exist. These loans are segregated by risk rating level with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon historical loss experience for each risk rating level as adjusted for certain current environmental factors management believes to be relevant.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

For our residential mortgage loan portfolio, we separate the loans into several homogeneous pools, each of which consist of loans of a similar nature including but not limited to loans similar in collateral, term and structure and loan purpose or type. We evaluate loan pools based on aggregated risk ratings, estimated specific loss potential in the different classes of credits, and historical loss experience by pool type. We adjust these quantitative factors for qualitative factors of present conditions. Qualitative factors include items such as economic and business conditions, changes in the portfolio, value of underlying collateral and concentrations. Residential mortgage loan pools exclude loans that have been restructured or impaired, as those loans are evaluated individually.

A rollforward of our valuation allowance and ending balances of the allowance and loan balance by basis of impairment method was as follows:

	Commercial	Residential	Total
	(in millions)
For the year ended December 31, 2017
Beginning balance	$27.4	$17.1	$44.5
Provision	(1.6)	(10.5)	(12.1)
Charge-offs	—	(5.0)	(5.0)
Recoveries	—	4.8	4.8
Ending balance	$25.8	$6.4	$32.2
Allowance ending balance by basis of impairment method:
Individually evaluated for impairment	$—	$4.5	$4.5
Collectively evaluated for impairment	25.8	1.9	27.7
Allowance ending balance	$25.8	$6.4	$32.2
Loan balance by basis of impairment method:
Individually evaluated for impairment	$—	$12.3	$12.3
Collectively evaluated for impairment	12,755.2	716.8	13,472.0
Loan ending balance	$12,755.2	$729.1	$13,484.3

For the year ended December 31, 2016
Beginning balance	$27.5	$23.9	$51.4
Provision	1.4	(5.6)	(4.2)
Charge-offs	(1.5)	(4.8)	(6.3)
Recoveries	—	3.6	3.6
Ending balance	$27.4	$17.1	$44.5
Allowance ending balance by basis of impairment method:
Individually evaluated for impairment	$—	$5.9	$5.9
Collectively evaluated for impairment	27.4	11.2	38.6
Allowance ending balance	$27.4	$17.1	$44.5
Loan balance by basis of impairment method:
Individually evaluated for impairment	$—	$19.2	$19.2
Collectively evaluated for impairment	11,992.1	678.3	12,670.4
Loan ending balance	$11,992.1	$697.5	$12,689.6

For the year ended December 31, 2015
Beginning balance	$26.9	$29.1	$56.0
Provision	3.9	0.1	4.0
Charge-offs	(3.4)	(8.9)	(12.3)
Recoveries	0.1	3.6	3.7
Ending balance	$27.5	$23.9	$51.4
Allowance ending balance by basis of impairment method:
Individually evaluated for impairment	$—	$7.5	$7.5
Collectively evaluated for impairment	27.5	16.4	43.9
Allowance ending balance	$27.5	$23.9	$51.4
Loan balance by basis of impairment method:
Individually evaluated for impairment	$—	$23.1	$23.1
Collectively evaluated for impairment	11,222.4	596.9	11,819.3
Loan ending balance	$11,222.4	$620.0	$11,842.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Impaired Mortgage Loans

Impaired mortgage loans are loans with a related specific valuation allowance, loans whose carrying amount has been reduced to the expected collectible amount because the impairment has been considered other than temporary or a loan modification has been classified as a troubled debt restructuring (“TDR”). Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. Our recorded investment in and unpaid principal balance of impaired loans along with the related loan specific allowance for losses, if any, and the average recorded investment and interest income recognized during the time the loans were impaired were as follows:

	December 31, 2017
		Unpaid
	Recorded	principal	Related
	investment	balance	allowance
	(in millions)
With no related allowance recorded:
Residential-first liens	$0.9	$0.8	$—
With an allowance recorded:
Residential-home equity	7.6	8.6	4.3
Residential-first liens	3.8	3.8	0.2
Total:
Residential	$12.3	$13.2	$4.5

	December 31, 2016
		Unpaid
	Recorded	principal	Related
	investment	balance	allowance
	(in millions)
With no related allowance recorded:
Residential-first liens	$1.5	$1.5	$—
With an allowance recorded:
Residential-home equity	13.0	14.1	5.5
Residential-first liens	4.7	4.5	0.4
Total:
Residential	$19.2	$20.1	$5.9

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

	Average
	recorded	Interest income
	investment	recognized
	(in millions)
For the year ended December 31, 2017
With no related allowance recorded:
Residential-first liens	$1.2	$—
With an allowance recorded:
Residential-home equity	10.3	0.2
Residential-first liens	4.2	0.2
Total:
Residential	$15.7	$0.4

For the year ended December 31, 2016
With no related allowance recorded:
Residential-first liens	$2.6	$—
With an allowance recorded:
Residential-home equity	13.4	0.3
Residential-first liens	5.3	0.1
Total:
Residential	$21.3	$0.4

For the year ended December 31, 2015
With no related allowance recorded:
Commercial-brick and mortar	$2.6	$—
Residential-first liens	3.5	—
With an allowance recorded:
Commercial-brick and mortar	2.2	0.1
Residential-home equity	15.1	0.4
Residential-first liens	6.1	0.2
Total:
Commercial	$4.8	$0.1
Residential	$24.7	$0.6
Mortgage Loan Modifications

Our commercial and residential mortgage loan portfolios can include loans that have been modified. We assess loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. When we have commercial mortgage loan TDRs, they are modified to delay or reduce principal payments and to reduce or delay interest payments. The commercial mortgage loan modifications result in delayed cash receipts, a decrease in interest income and loan rates that are considered below market. When we have residential mortgage loan TDRs, they include modifications of interest-only payment periods, delays in principal balloon payments and interest rate reductions. Residential mortgage loan modifications result in delayed or decreased cash receipts and a decrease in interest income.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

The following table includes information about outstanding loans that were modified and met the criteria of a TDR during the periods indicated. In addition, the table includes information for loans that were modified and met the criteria of a TDR within the past twelve months that were in payment default during the periods indicated:

	For the year ended December 31, 2017
	TDRs		TDRs in payment default
	Number of	Recorded	Number of	Recorded
	contracts	investment	contracts	investment
		(in millions)		(in millions)
Residential-home equity	10	$0.5	—	$—
Residential-first liens	1	0.1	1	0.1
Total	11	$0.6	1	$0.1

	For the year ended December 31, 2016
	TDRs		TDRs in payment default
	Number of	Recorded	Number of	Recorded
	contracts	investment	contracts	investment
		(in millions)		(in millions)
Residential-home equity	9	$0.5	—	$—
Residential-first liens	1	0.1	—	—
Total	10	$0.6	—	$—

	For the year ended December 31, 2015
	TDRs		TDRs in payment default
	Number of	Recorded	Number of	Recorded
	contracts	investment	contracts	investment
		(in millions)		(in millions)
Residential-home equity	14	$0.6	2	$—
Total	14	$0.6	2	$—

Commercial mortgage loans that have been designated as a TDR have been previously reserved for in the mortgage loan valuation allowance at the estimated fair value of the underlying collateral reduced by the cost to sell.

Residential mortgage loans that have been designated as a TDR are specifically reserved for in the mortgage loan valuation allowance if losses result from the modification. Residential mortgage loans that have defaulted or have been discharged through bankruptcy are reduced to the expected collectible amount.

Real Estate

Depreciation expense on invested real estate was $55.9 million, $52.0 million and $49.3 million in 2017, 2016 and 2015, respectively. Accumulated depreciation was $451.3 million and $450.2 million as of December 31, 2017 and 2016, respectively.

Real Estate Transactions

In September 2017, we entered an exchange agreement to exit certain real estate joint ventures. The transaction resulted in us transferring our interest in certain real estate properties in exchange for our joint venture partner’s interest in certain other real estate properties. In a subsequent transaction we sold certain of these real estate properties to a third party. Both transactions closed in September 2017.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

In September 2017, we recognized a net pre-tax realized capital gain of $690.9 million (net after-tax realized capital gain of $410.8 million) as a result of these transactions. The following consolidated statement of financial position line items were most significantly impacted by the transactions, each having a net increase as of September 30, 2017, (in millions):

Real estate	$293.4
Other investments	222.4
Cash and cash equivalents	219.6
Long-term debt	49.4
Income taxes currently payable	179.1
Deferred income taxes	101.0

Other Investments

Other investments include interests in unconsolidated entities, joint ventures and partnerships and properties owned jointly with venture partners and operated by the partners. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees in net investment income. Summarized financial information for these unconsolidated entities was as follows:

		December 31,
		2017	2016
		(in millions)
Total assets		$53,906.3	$53,082.5
Total liabilities		9,710.2	10,050.8
Total equity		$44,196.1	$43,031.7
Net investment in unconsolidated entities		$709.5	$444.1

	For the year ended December 31,
	2017	2016	2015
	(in millions)
Total revenues	$6,561.9	$5,982.3	$7,276.0
Net income	3,319.6	2,220.0	4,089.3
Our share of net income of unconsolidated entities	83.3	91.7	56.2

Derivative assets are carried at fair value and reported as a component of other investments. Certain investment funds are also carried at fair value and reported as a component of other investments, with changes in fair value included in net realized capital gains (losses) on our consolidated statements of operations.

Securities Posted as Collateral

As of December 31, 2017 and 2016, we posted $2,807.4 million and $2,562.8 million, respectively, in commercial mortgage loans and home equity mortgages to satisfy collateral requirements associated with our obligation under funding agreements with Federal Home Loan Bank of Des Moines (“FHLB Des Moines”). In addition, as of December 31, 2017 and 2016, we posted $2,481.6 million and $2,219.6 million, respectively, in fixed maturities, available-for-sale securities to satisfy collateral requirements primarily associated with a reinsurance arrangement, our derivative credit support annex (collateral) agreements, Futures Commission Merchant (“FCM”) agreements, a lending arrangement and our obligation under funding agreements with FHLB Des Moines. Since we did not relinquish ownership rights on these instruments, they are reported as mortgage loans and fixed maturities, available-for-sale, respectively, on our consolidated statements of financial position. Of the securities posted as collateral, as of December 31, 2017 and 2016, $173.3 million and $272.8 million, respectively, could be sold or repledged by the secured party.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Balance Sheet Offsetting

Financial assets subject to master netting agreements or similar agreements were as follows:

		Gross amounts not offset in the
		consolidated statements
		of financial position
	Gross amount
	of recognized	Financial	Collateral
	assets (1)	instruments (2)	received	Net amount
	(in millions)
December 31, 2017
Derivative assets	$247.2	$(114.3)	$(128.8)	$4.1
December 31, 2016
Derivative assets	$871.5	$(290.5)	$(570.9)	$10.1

(1)
The gross amount of recognized derivative assets is reported with other investments on the consolidated statements of financial position. The gross amount of derivative assets is not netted against offsetting liabilities for presentation on the consolidated statements of financial position. See Note 1, Nature of Operations and Significant Accounting Policies, under the caption “Over-The-Counter Derivatives Cleared on Chicago Mercantile Exchange” for details of the CME variation margin rule change that impacted the amounts presented for 2017.

(2)
Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets for presentation on the consolidated statements of financial position.

Financial liabilities subject to master netting agreements or similar agreements were as follows:

		Gross amounts not offset in the
		consolidated statements
		of financial position
	Gross amount
	of recognized	Financial	Collateral
	liabilities (1)	instruments (2)	pledged	Net amount
	(in millions)
December 31, 2017
Derivative liabilities	$267.6	$(114.3)	$(141.6)	$11.7
December 31, 2016
Derivative liabilities	$552.3	$(290.5)	$(243.9)	$17.9

(1)
The gross amount of recognized derivative liabilities is reported with other liabilities on the consolidated statements of financial position. The above excludes $372.7 million and $343.0 million of derivative liabilities as of December 31, 2017 and December 31, 2016, respectively, which are primarily embedded derivatives that are not subject to master netting agreements or similar agreements. The gross amount of derivative liabilities is not netted against offsetting assets for presentation on the consolidated statements of financial position. See Note 1, Nature of Operations and Significant Accounting Policies, under the caption “Over-The-Counter Derivatives Cleared on Chicago Mercantile Exchange” for details of the CME variation margin rule change that impacted the amounts presented for 2017.

(2)
Represents amount of offsetting derivative assets that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative liabilities for presentation on the consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

The financial instruments that are subject to master netting agreements or similar agreements include right of setoff provisions. Derivative instruments include provisions to setoff positions covered under the agreements with the same counterparties and provisions to setoff positions outside of the agreements with the same counterparties in the event of default by one of the parties. Derivative instruments also include collateral or variation margin provisions, which are generally settled daily with each counterparty. See Note 7, Derivative Financial Instruments, for further details.

Repurchase and reverse repurchase agreements include provisions to setoff other repurchase and reverse repurchase balances with the same counterparty. Repurchase and reverse repurchase agreements also include collateral provisions with the counterparties. For reverse repurchase agreements we require the counterparties to pledge collateral with a value greater than the amount of cash transferred. We have the right but do not sell or repledge collateral received in reverse repurchase agreements. Repurchase agreements are structured as secured borrowings for all counterparties. We pledge fixed maturities available-for-sale, which the counterparties have the right to sell or repledge. Interest incurred on repurchase agreements is reported as part of operating expenses on the consolidated statements of operations. Net proceeds related to repurchase agreements are reported as a component of financing activities on the consolidated statements of cash flows. We did not have any outstanding repurchase or reverse repurchase agreements as of December 31, 2017 and December 31, 2016.

7. Derivative Financial Instruments

Derivatives are generally used to hedge or reduce exposure to market risks associated with assets held or expected to be purchased or sold and liabilities incurred or expected to be incurred. Derivatives are used to change the characteristics of our asset/liability mix consistent with our risk management activities. Derivatives are also used in asset replication strategies.

Types of Derivative Instruments

Interest Rate Contracts

Interest rate risk is the risk we will incur economic losses due to adverse changes in interest rates. Sources of interest rate risk include the difference between the maturity and interest rate changes of assets with the liabilities they support, timing differences between the pricing of liabilities and the purchase or procurement of assets and changing cash flow profiles from original projections due to prepayment options embedded within asset and liability contracts. We use various derivatives to manage our exposure to fluctuations in interest rates.

Interest rate swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts based upon designated market rates or rate indices and an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by any party. Cash is paid or received based on the terms of the swap. We use interest rate swaps primarily to more closely match the interest rate characteristics of assets and liabilities and to mitigate the risks arising from timing mismatches between assets and liabilities (including duration mismatches). We also use interest rate swaps to hedge against changes in the value of assets we anticipate acquiring and other anticipated transactions and commitments. Interest rate swaps are used to hedge against changes in the value of the guaranteed minimum withdrawal benefit (“GMWB”) liability. The GMWB rider on our variable annuity products provides for guaranteed minimum withdrawal benefits regardless of the actual performance of various equity and/or fixed income funds available with the product.

Interest rate options, including interest rate caps and interest rate floors, which can be combined to form interest rate collars, are contracts that entitle the purchaser to pay or receive the amounts, if any, by which a specified market rate exceeds a cap strike interest rate, or falls below a floor strike interest rate, respectively, at specified dates. We use interest rate options to manage interest rate risk related to guaranteed minimum interest rate liabilities in our individual annuities contracts and lapse risk associated with higher interest rates.

A swaption is an option to enter into an interest rate swap at a future date. We purchase swaptions to offset or modify existing exposures. Swaptions provide us the benefit of the agreed-upon strike rate if the market rates for liabilities are higher, with the flexibility to enter into the current market rate swap if the market rates for liabilities are lower. Swaptions not only hedge against the downside risk, but also allow us to take advantage of any upside benefits.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

In exchange‑traded futures transactions, we agree to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. We enter into exchange‑traded futures with regulated futures commissions merchants who are members of a trading exchange. We have used exchange‑traded futures to reduce market risks from changes in interest rates and to alter mismatches between the assets in a portfolio and the liabilities supported by those assets.

Foreign Exchange Contracts

Foreign currency risk is the risk we will incur economic losses due to adverse fluctuations in foreign currency exchange rates. This risk arises from foreign currency-denominated funding agreements we issue and foreign currency-denominated fixed maturities we invest in. We use currency swaps to manage our exposure to fluctuations in foreign currency exchange rates.

Currency swaps are contracts in which we agree with other parties to exchange, at specified intervals, a series of principal and interest payments in one currency for that of another currency. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. The interest payments are primarily fixed-to-fixed rate; however, they may also be fixed-to-floating rate or floating-to-fixed rate. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date. We use currency swaps to reduce market risks from changes in currency exchange rates with respect to investments or liabilities denominated in foreign currencies that we either hold or intend to acquire or sell.

Equity Contracts

Equity risk is the risk that we will incur economic losses due to adverse fluctuations in common stock prices. We use various derivatives to manage our exposure to equity risk, which arises from products in which the interest we credit is tied to an external equity index as well as products subject to minimum contractual guarantees.

We purchase equity call spreads (“option collars”) to hedge the equity participation rates promised to contractholders in conjunction with our fixed deferred annuity and universal life products that credit interest based on changes in an external equity index. We use exchange-traded futures and equity put options to hedge against changes in the value of the GMWB liability related to the GMWB rider on our variable annuity product, as previously explained. The premium associated with certain options is paid quarterly over the life of the option contract.

Credit Contracts

Credit risk relates to the uncertainty associated with the continued ability of a given obligor to make timely payments of principal and interest. We use credit default swaps to enhance the return on our investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also used to hedge credit exposures in our investment portfolio. Credit derivatives are used to sell or buy credit protection on an identified name or names on an unfunded or synthetic basis in return for receiving or paying a quarterly premium. The premium generally corresponds to a referenced name's credit spread at the time the agreement is executed. In cases where we sell protection, we also buy a quality cash bond to match against the credit default swap, thereby entering into a synthetic transaction replicating a cash security. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, we are obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security in a principal amount equal to the notional value of the credit default swap.

Total return swaps are contracts in which we agree with other parties to exchange, at specified intervals, an amount determined by the difference between the previous price and the current price of a reference asset based upon an agreed upon notional principal amount plus an additional amount determined by the financing spread. We have used futures traded on an exchange (“exchange-traded”) and total return swaps referencing equity indices to hedge our portfolio from potential credit losses related to systemic events.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Other Contracts

Embedded Derivatives. We purchase or issue certain financial instruments or products that contain a derivative instrument that is embedded in the financial instrument or product. When it is determined that the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host instrument for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated statements of financial position, is carried at fair value.

We had investment contracts in which the return was tied to a leveraged inflation index. We economically hedged the risk associated with these investment contracts.

We offer group annuity contracts that have guaranteed separate accounts as an investment option.

We have structured investment relationships with trusts we have determined to be VIEs, which are consolidated in our financial statements. The notes issued by these trusts include obligations to deliver an underlying security to residual interest holders and the obligations contain an embedded derivative of the forecasted transaction to deliver the underlying security.

We have fixed deferred annuities and universal life products that credit interest based on changes in an external equity index. We also have certain variable annuity products with a GMWB rider, which allows the customer to make withdrawals of a specified annual amount, either for a fixed number of years or for the lifetime of the customer, even if the account value is fully exhausted. Declines in the equity markets may increase our exposure to benefits under contracts with the GMWB. We economically hedge the exposure in these contracts, as previously explained.

Exposure

Our risk of loss is typically limited to the fair value of our derivative instruments and not to the notional or contractual amounts of these derivatives. We are also exposed to credit losses in the event of nonperformance of the counterparties. Our current credit exposure is limited to the value of derivatives that have become favorable to us. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits. We also utilize various credit enhancements, including collateral and credit triggers to reduce the credit exposure to our derivative instruments.

Derivatives may be exchange-traded or they may be privately negotiated contracts, which are usually referred to as OTC derivatives. Certain of our OTC derivatives are cleared and settled through central clearing counterparties (“OTC cleared”), while others are bilateral contracts between two counterparties (“bilateral OTC”). Our derivative transactions are generally documented under International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, we are permitted to set off our receivable from a counterparty against our payables to the same counterparty arising out of all included transactions. For reporting purposes, we do not offset fair value amounts of bilateral OTC derivatives for the right to reclaim cash collateral or the obligation to return cash collateral against fair value amounts recognized for derivative instruments executed with the same counterparties under master netting agreements. OTC cleared derivatives have variation margin that is legally characterized as settlement of the derivative exposure, which reduces their fair value in the consolidated statements of financial position.

We posted $189.3 million and $310.3 million in cash and securities under collateral arrangements as of December 31, 2017 and December 31, 2016, respectively, to satisfy collateral and initial margin requirements associated with our derivative credit support agreements and FCM agreements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Certain of our derivative instruments contain provisions that require us to maintain an investment grade rating from each of the major credit rating agencies on our debt. If the ratings on our debt were to fall below investment grade, it would be in violation of these provisions and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments in net liability positions. The aggregate fair value, inclusive of accrued interest, of all derivative instruments with credit-risk-related contingent features that were in a liability position without regard to netting under derivative credit support annex agreements as of December 31, 2017 and December 31, 2016, was $276.4 million and $453.8 million, respectively. Cleared derivatives have contingent features that require us to post excess margin as required by the FCM. The terms surrounding excess margin vary by FCM agreement. With respect to derivatives containing collateral triggers, we posted collateral and initial margin of $189.3 million and $310.3 million as of December 31, 2017 and December 31, 2016, respectively, in the normal course of business, which reflects netting under derivative agreements. If the credit-risk-related contingent features underlying these agreements were triggered on December 31, 2017, we would be required to post an additional $30.7 million of collateral to our counterparties.

As of December 31, 2017 and December 31, 2016, we had received $105.5 million and $565.4 million, respectively, of cash collateral associated with our derivative credit support annex agreements and FCM agreements, for which we recorded a corresponding liability reflecting our obligation to return the collateral.

Notional amounts are used to express the extent of our involvement in derivative transactions and represent a standard measurement of the volume of our derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received, except for contracts such as currency swaps. Credit exposure represents the gross amount owed to us under derivative contracts as of the valuation date. The notional amounts and credit exposure of our derivative financial instruments by type were as follows:

	December 31, 2017	December 31, 2016
	(in millions)
Notional amounts of derivative instruments
Interest rate contracts:
Interest rate swaps	$23,543.4	$23,520.4
Interest rate options	656.9	4,950.5
Interest rate futures	236.5	96.0
Swaptions	14.0	77.0
Foreign exchange contracts:
Currency swaps	687.8	1,333.9
Equity contracts:
Equity options	3,649.5	3,505.8
Equity futures	357.8	545.1
Credit contracts:
Credit default swaps	668.5	961.3
Total return swaps	—	90.0
Futures	—	11.9
Other contracts:
Embedded derivatives	8,758.8	9,574.5
Total notional amounts at end of period	$38,573.2	$44,666.4

Credit exposure of derivative instruments
Interest rate contracts:
Interest rate swaps	$163.4	$733.1
Interest rate options	19.8	27.3
Foreign exchange contracts:
Currency swaps	48.2	90.5
Equity contracts:
Equity options	18.2	28.2
Credit contracts:
Credit default swaps	5.0	7.0
Total return swaps	—	0.7
Total gross credit exposure	254.6	886.8
Less: collateral received	132.9	575.9
Net credit exposure	$121.7	$310.9

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

The fair value of our derivative instruments classified as assets and liabilities was as follows:

	Derivative assets (1)		Derivative liabilities (2)
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
	(in millions)
Derivatives designated as hedging
instruments
Interest rate contracts	$—	$4.4	$22.9	$71.3
Foreign exchange contracts	39.6	86.8	36.3	143.4
Total derivatives designated as hedging
instruments	$39.6	$91.2	$59.2	$214.7

Derivatives not designated as hedging
instruments
Interest rate contracts	$175.2	$739.3	$33.6	$200.6
Foreign exchange contracts	9.4	5.1	19.2	35.4
Equity contracts	18.2	28.2	154.1	95.9
Credit contracts	4.8	7.7	1.5	5.7
Other contracts	—	—	372.7	343.0
Total derivatives not designated as hedging
instruments	207.6	780.3	581.1	680.6

Total derivative instruments	$247.2	$871.5	$640.3	$895.3

(1) The fair value of derivative assets is reported with other investments on the consolidated statements of financial position.
(2) The fair value of derivative liabilities is reported with other liabilities on the consolidated statements of financial position, with the exception of certain embedded derivative liabilities. Embedded derivative liabilities with a fair value of $119.6 million and $130.8 million as of December 31, 2017 and December 31, 2016, respectively, are reported with contractholder funds on the consolidated statements of financial position.

Credit Derivatives Sold

When we sell credit protection, we are exposed to the underlying credit risk similar to purchasing a fixed maturity security instrument. The majority of our credit derivative contracts sold reference a single name or reference security (referred to as “single name credit default swaps”). The remainder of our credit derivatives reference either a basket or index of securities. These instruments are either referenced in an OTC credit derivative transaction or embedded within an investment structure that has been fully consolidated into our financial statements.

These credit derivative transactions are subject to events of default defined within the terms of the contract, which normally consist of bankruptcy, failure to pay, or modified restructuring of the reference entity and/or issue. If a default event occurs for a reference name or security, we are obligated to pay the counterparty an amount equal to the notional amount of the credit derivative transaction. As a result, our maximum future payment is equal to the notional amount of the credit derivative. In certain cases, we also have purchased credit protection with identical underlyings to certain of our sold protection transactions. As of December 31, 2017 and December 31, 2016, we did not purchase credit protection relating to our sold protection transactions. In certain circumstances, our potential loss could also be reduced by any amount recovered in the default proceedings of the underlying credit name.

We purchased an investment structure with embedded credit features that is fully consolidated into our financial statements. This consolidation results in recognition of the underlying credit derivatives and collateral within the structure, typically high quality fixed maturities that are owned by a special purpose vehicle. These credit derivatives reference several names in a basket structure. In the event of default, the collateral within the structure would typically be liquidated to pay the claims of the credit derivative counterparty.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

The following tables show our credit default swap protection sold by types of contract, types of referenced/underlying asset class and external agency rating for the underlying reference security. The maximum future payments are undiscounted and have not been reduced by the effect of any offsetting transactions, collateral or recourse features described above.

	December 31, 2017
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
	(in millions)
Single name credit default swaps
Corporate debt
AAA	$30.0	$0.3	$30.0	1.2
AA	30.0	0.1	30.0	0.5
A	105.0	0.5	105.0	0.6
BBB	255.0	2.5	255.0	1.3
B	20.0	(0.5)	20.0	1.8
Government/municipalities
AA	20.0	0.3	20.0	2.0
Sovereign
A	10.0	0.2	10.0	1.7
BBB	55.0	0.8	55.0	2.3
Total single name credit default swaps	525.0	4.2	525.0	1.3
Total credit default swap protection sold	$525.0	$4.2	$525.0	1.3

	December 31, 2016
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
	(in millions)
Single name credit default swaps
Corporate debt
AAA	$30.0	$0.6	$30.0	2.2
AA	94.0	0.8	94.0	1.2
A	145.0	1.2	145.0	1.3
BBB	290.0	2.3	290.0	2.1
B	20.0	(1.8)	20.0	2.8
Near default	10.0	0.2	10.0	3.0
Government/municipalities
AA	30.0	0.4	30.0	2.3
Sovereign
AA	10.0	0.1	10.0	2.7
BBB	40.0	0.3	40.0	2.7
Total single name credit default swaps	669.0	4.1	669.0	1.9

Basket and index credit default swaps
Corporate debt
Near default (1)	82.3	(1.6)	82.3	0.2
Government/municipalities
AA	30.0	(0.4)	30.0	0.7
Structured finance
AA	3.5	—	3.5	0.8
Total basket and index credit default swaps	115.8	(2.0)	115.8	0.4
Total credit default swap protection sold	$784.8	$2.1	$784.8	1.7

(1)	Includes $60.0 million as of December 31, 2016, notional of derivatives in consolidated collateralized private investment vehicle VIEs where the credit risk is borne by third party investors.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

We also have invested in fixed maturities classified as trading that contained credit default swaps. These securities were subject to the credit risk of the issuer, normally a special purpose vehicle, which consisted of the underlying credit default swaps and high quality fixed maturities that served as collateral. A default event occurred if the cumulative losses exceeded a specified attachment point, which was typically not the first loss of the portfolio. If a default event occurred that exceeded the specified attachment point, our investment may not have been fully returned. We would have no future potential payments under these investments. The following table shows, by the types of referenced/underlying asset class and external rating, our fixed maturities with embedded credit derivatives. We did not have any fixed maturities with embedded derivatives as of December 31, 2017.

	December 31, 2016
			Weighted
			average
	Amortized	Carrying	expected life
	cost	value	(in years)
	(in millions)
Structured finance
AA	$14.1	$14.1	0.6
BBB	3.5	3.5	0.8
BB	2.3	2.3	0.8
CCC	4.7	4.7	1.2
Total structured finance	24.6	24.6	0.8
Total fixed maturities with credit derivatives	$24.6	$24.6	0.8

Fair Value Hedges

We use fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and liabilities. In general, these swaps are used in asset and liability management to modify duration, which is a measure of sensitivity to interest rate changes.

We enter into currency exchange swap agreements to convert certain foreign denominated assets and liabilities into U.S. dollar floating-rate denominated instruments to eliminate the exposure to future currency volatility on those items.

The net interest effect of interest rate swap and currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

Hedge effectiveness testing for fair value relationships is performed utilizing a regression analysis approach for both prospective and retrospective evaluations. This regression analysis will consider multiple data points for the assessment that the hedge continues to be highly effective in achieving offsetting changes in fair value. In certain periods, the comparison of the change in value of the derivative and the change in the value of the hedged item may not be offsetting at a specific period in time due to small movements in value. However, any amounts recorded as fair value hedges have shown to be highly effective in achieving offsetting changes in fair value both for present and future periods.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

The following table shows the effect of derivatives in fair value hedging relationships and the related hedged items on the consolidated statements of operations. All gains or losses on derivatives were included in the assessment of hedge effectiveness.

	Amount of gain (loss)				Amount of gain (loss)
	recognized in net income on				recognized in net income on
	derivatives for the year			Hedged items in	related hedged item for the year ended
Derivatives in fair value	ended December 31, (1)			fair value hedging	December 31, (1)
hedging relationships	2017	2016	2015	relationships	2017	2016	2015
	(in millions)				(in millions)
				Fixed maturities,
Interest rate contracts	$4.7	$19.5	$26.4	available-for-sale	$(5.2)	$(19.2)	$(26.1)
Interest rate contracts	(0.6)	(0.9)	0.8	Investment contracts	0.6	1.0	(0.7)
Foreign exchange				Fixed maturities,
contracts	—	—	3.8	available-for-sale	—	—	(3.8)
Total	$4.1	$18.6	$31.0	Total	$(4.6)	$(18.2)	$(30.6)

(1)
The gain (loss) on both derivatives and hedged items in fair value relationships is reported in net realized capital gains (losses) on the consolidated statements of operations. The net amount represents the ineffective portion of our fair value hedges.

The following table shows the periodic settlements on interest rate contracts and foreign exchange contracts in fair value hedging relationships.

	Amount of gain (loss) for the year
	ended December 31,
Hedged Item	2017	2016	2015
	(in millions)
Fixed maturities, available-for-sale (1)	$(10.30)	$(41.90)	$(72.80)
Investment contracts (2)	0.9	2.6	3.7

(1) Reported in net investment income on the consolidated statements of operations.
(2) Reported in benefits, claims and settlement expenses on the consolidated statements of operations.

Cash Flow Hedges

We utilize floating-to-fixed rate interest rate swaps to eliminate the variability in cash flows of recognized financial assets and liabilities and forecasted transactions.

We enter into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.

The net interest effect of interest rate swap and currency swap transactions for derivatives in cash flow hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

The maximum length of time we are hedging our exposure to the variability in future cash flows for forecasted transactions, excluding those related to the payments of variable interest on existing financial assets and liabilities, is 2.5 years. As of December 31, 2017, we had $0.0 million of net gains reported in AOCI on the consolidated statements of financial position related to active hedges of forecasted transactions. If a hedged forecasted transaction is no longer probable of occurring, cash flow hedge accounting is discontinued. If it is probable that the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from AOCI into net income. During 2017 and 2016, we did not have any reclassifications from AOCI into net realized capital gains (losses) as a result of the determination that hedged cash flows were probable of not occurring.

The following table shows the effect of derivatives in cash flow hedging relationships on the consolidated statements of operations and consolidated statements of financial position. All gains or losses on derivatives were included in the assessment of hedge effectiveness.

		Amount of gain (loss)				Amount of gain (loss)
		recognized in AOCI on				reclassified from AOCI on
Derivatives in		derivatives (effective portion)			Location of gain (loss)	derivatives (effective portion)
cash flow		for the year ended			reclassified from	for the year ended
hedging	Related	December 31,			AOCI into net income	December 31,
relationships	hedged item	2017	2016	2015	(effective portion)	2017	2016	2015
		(in millions)				(in millions)
Interest rate	Fixed maturities,				Net investment
contracts	available-for-sale	$(51.7)	$(33.1)	$33.1	income	$21.0	$19.4	$16.8
					Net realized capital
					losses	(0.6)	11.2	—
Interest rate					Benefits, claims and
contracts	Investment contracts	—	1.6	4.7	settlement expenses	—	—	—
Foreign exchange	Fixed maturities,				Net realized capital
contracts	available-for-sale	(68.5)	4.0	16.9	gains	22.0	6.2	28.4
Foreign exchange					Benefits, claims and
contracts	Investment contracts	—	6.0	2.4	settlement expenses	—	—	—
Total		$(120.2)	$(21.5)	$57.1	Total	$42.4	$36.8	$45.2

The following table shows the periodic settlements on interest rate contracts and foreign exchange contracts in cash flow hedging relationships.

	Amount of gain (loss) for the year
	ended December 31,
Hedged item	2017	2016	2015
	(in millions)
Fixed maturities, available-for-sale (1)	$7.1	$5.8	$6.1
Investment contracts (2)	(1.1)	(15.7)	(18.3)

(1) Reported in net investment income on the consolidated statements of operations.
(2) Reported in benefits, claims and settlement expenses on the consolidated statements of operations.

The ineffective portion of our cash flow hedges is reported in net realized capital gains (losses) on the consolidated statements of operations. The net gain resulting from the ineffective portion of derivatives in cash flow hedging relationships was $0.2 million, $0.3 million and $0.0 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

We expect to reclassify net gains of $27.8 million from AOCI into net income in the next 12 months, which includes net deferred gains on discontinued hedges and net losses on periodic settlements of active hedges. Actual amounts may vary from this amount as a result of market conditions.

Derivatives Not Designated as Hedging Instruments

Our use of futures, certain swaptions and swaps, option collars and options are effective from an economic standpoint, but they have not been designated as hedges for financial reporting purposes. As such, periodic changes in the market value of these instruments, which includes mark-to-market gains and losses as well as periodic and final settlements, primarily flow directly into net realized capital gains (losses) on the consolidated statements of operations.

The following table shows the effect of derivatives not designated as hedging instruments, including fair value changes of embedded derivatives that have been bifurcated from the host contract, on the consolidated statements of operations.

	Amount of gain (loss) recognized in
	net income on derivatives for the
	year ended December 31,
Derivatives not designated as hedging instruments	2017	2016	2015
	(in millions)
Interest rate contracts	$(26.9)	$243.3	$74.0
Foreign exchange contracts	18.1	(10.7)	(11.2)
Equity contracts	(181.3)	(123.5)	(50.5)
Credit contracts	(15.9)	37.4	3.5
Other contracts	6.8	14.5	(5.7)
Total	$(199.2)	$161.0	$10.1

8. Closed Block

In connection with the 1998 MIHC formation, we formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. Our assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies. This includes, but is not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges and are treated as capital transfers from the Closed Block.

Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block. Closed Block assets and liabilities are carried on the same basis as other similar assets and liabilities. We will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, we will be required to make such payments from our general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of the demutualization.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

A policyholder dividend obligation (“PDO”) is required to be established for earnings in the Closed Block that are not available to PFG stockholders. A model of the Closed Block was established to produce the pattern of expected earnings, assets and liabilities in the Closed Block, adjusted to eliminate the impact of related amounts in AOCI. These projections are utilized to determine ratios that will allow us to compare actual cumulative earnings to expected cumulative earnings.

If actual cumulative earnings of the Closed Block are greater than the expected cumulative earnings of the Closed Block, only the expected cumulative earnings will be recognized in income with the excess recorded as a PDO. This PDO represents undistributed accumulated earnings that will be paid to Closed Block policyholders as dividends unless offset by future performance of the Closed Block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. As of December 31, 2017, cumulative actual earnings were less than cumulative expected earnings. As of December 31, 2016, cumulative actual earnings were greater than cumulative expected earnings. Therefore, we established an additional $8.2 million liability, which was recorded within policyholder dividends obligation. As of December 31, 2017 and 2016, cumulative net unrealized gains were greater than expected, resulting in the recognition of a PDO of $161.7 million and $117.9 million, respectively.

Closed Block liabilities and assets designated to the Closed Block were as follows:

	December 31, 2017	December 31, 2016
	(in millions)
Closed Block liabilities
Future policy benefits and claims	$3,899.7	$4,068.4
Other policyholder funds	7.0	8.1
Policyholder dividends payable	219.6	232.5
Policyholder dividends obligation	161.7	126.1
Other liabilities	6.9	7.7
Total Closed Block liabilities	4,294.9	4,442.8

Assets designated to the Closed Block
Fixed maturities, available-for-sale	2,304.4	2,218.9
Fixed maturities, trading	2.9	6.7
Equity securities, available-for-sale	1.3	3.0
Mortgage loans	766.3	842.2
Policy loans	537.1	566.7
Other investments	49.4	62.4
Total investments	3,661.4	3,699.9
Cash and cash equivalents	13.2	76.2
Accrued investment income	41.1	43.6
Premiums due and other receivables	14.4	11.7
Deferred tax asset	34.6	62.3
Total assets designated to the Closed Block	3,764.7	3,893.7
Excess of Closed Block liabilities over assets designated to the Closed Block	530.2	549.1
Amounts included in accumulated other comprehensive income	1.9	0.7
Maximum future earnings to be recognized from Closed Block assets and
liabilities	$532.1	$549.8

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Closed Block revenues and expenses were as follows:

	For the year ended December 31,
	2017	2016	2015
	(in millions)
Revenues
Premiums and other considerations	$275.6	$298.0	$325.6
Net investment income	169.4	181.6	187.0
Net realized capital losses	(5.8)	(1.0)	(0.2)
Total revenues	439.2	478.6	512.4

Expenses
Benefits, claims and settlement expenses	245.6	267.1	283.2
Dividends to policyholders	122.0	153.5	160.4
Operating expenses	3.5	3.6	3.9
Total expenses	371.1	424.2	447.5
Closed Block revenues, net of Closed Block expenses, before income taxes	68.1	54.4	64.9
Income taxes	46.0	17.1	20.7
Closed Block revenues, net of Closed Block expenses and income taxes	22.1	37.3	44.2
Funding adjustment charges	(4.4)	9.3	8.3
Closed Block revenues, net of Closed Block expenses, income taxes and
funding adjustment charges	$17.7	$46.6	$52.5

The change in maximum future earnings of the Closed Block was as follows:

	For the year ended December 31,
	2017	2016	2015
	(in millions)
Beginning of year	$549.8	$596.4	$648.9
End of year	532.1	549.8	596.4
Change in maximum future earnings	$(17.7)	$(46.6)	$(52.5)

We charge the Closed Block with U.S. federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.

9. Deferred Acquisition Costs

Acquisition costs deferred and amortized were as follows:

	For the year ended December 31,
	2017	2016	2015
	(in millions)
Balance at beginning of year	$3,184.2	$3,057.3	$2,754.6
Costs deferred during the year	397.8	377.7	356.5
Amortized to expense during the year (1)	(212.1)	(262.6)	(251.7)
Adjustment related to unrealized (gains) losses on available-for-sale
securities and derivative instruments	(38.2)	11.8	197.9
Balance at end of year	$3,331.7	$3,184.2	$3,057.3
(1) Includes adjustments for revisions to estimated gross profits.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

10. Insurance Liabilities

Contractholder Funds

Major components of contractholder funds in the consolidated statements of financial position were as follows:

	December 31,
	2017	2016
	(in millions)
Liabilities for investment contracts:
Liabilities for individual annuities	$11,336.2	$10,864.9
GICs	9,969.1	10,290.7
Funding agreements	8,106.5	8,270.3
Other investment contracts	931.5	936.8
Total liabilities for investment contracts	30,343.3	30,362.7
Universal life and other reserves	4,986.9	4,975.0
Total contractholder funds	$35,330.2	$35,337.7

Our GICs and funding agreements contain provisions limiting or prohibiting early surrenders, which typically include penalties for early surrenders, minimum notice requirements or, in the case of funding agreements with survivor options, minimum pre-death holding periods and specific maximum amounts.

Funding agreements include those issued directly to nonqualified institutional investors and those issued to the
FHLB Des Moines under their membership funding programs. As of December 31, 2017 and 2016, $3,256.7 million and $2,750.8 million, respectively, of liabilities were outstanding with respect to issuances under the program with FHLB Des Moines. In addition, we have five separate programs where the funding agreements have been issued directly or indirectly to unconsolidated special purpose entities. Claims for principal and interest under funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws.

We were authorized to issue up to $4.0 billion of funding agreements under a program established in 1998 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. As of December 31, 2017 and 2016, $111.1 million and $106.7 million, respectively, of liabilities were outstanding with respect to the issuance outstanding under this program. We were also authorized to issue up to Euro 4.0 billion (approximately USD$5.3 billion) of funding agreements under a program established in 2006 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. The unaffiliated entity is an unconsolidated special purpose vehicle. As of December 31, 2017 and 2016, $177.4 million and $702.0 million, respectively, of liabilities were outstanding with respect to issuances outstanding under this program. We do not anticipate any new issuance activity under either of these programs due to the existence of the program established in 2011 described below.

In addition, we were authorized to issue up to $7.0 billion of funding agreements under a program established in 2001 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated special purpose entity. As of December 31, 2017 and 2016, $201.6 million and $201.5 million, respectively, of liabilities were being held with respect to issuances outstanding under this program. We do not anticipate any new issuance activity under this program, given our December 2005 termination of the dealership agreement for this program and the availability of the program established in 2011 described below.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Additionally, we were authorized to issue up to $9.0 billion of funding agreements under a program that was originally established in March 2004 to support the prospective issuance of medium term notes by unaffiliated entities in both domestic and international markets. Under this program, both the notes and the supporting funding agreements were registered with the United States Securities and Exchange Commission (‘‘SEC’’). As of December 31, 2017 and 2016, $67.8 million and $119.8 million, respectively, of liabilities were being held with respect to issuances outstanding under this program. In contrast with direct funding agreements, GIC issuances and the other three funding agreement backed medium term note programs described above, our payment obligations on each funding agreement issued under this SEC registered program are guaranteed by PFG. We do not anticipate any new issuance activity under this program due to the existence of the program established in 2011 described below.

We were authorized to issue up to $5.0 billion of funding agreements under a program that was originally established in 2011 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated special purpose entity. In June 2015, this program was amended to authorize issuance of up to an additional $4.0 billion in recognition of the use of nearly all $5.0 billion of existing issuance authorization. In November 2017, this program was amended to authorize issuance of up to an additional $4.0 billion. As of December 31, 2017 and 2016, $4,291.9 million and $4,389.4 million, respectively, of liabilities were being held with respect to issuances outstanding under this program. Similar to the SEC-registered program, our payment obligations on each funding agreement issued under this program are guaranteed by PFG. The program established in 2011 is not registered with the SEC.

Liability for Unpaid Claims

The liability for unpaid claims is reported in future policy benefits and claims within our consolidated statements of financial position. Activity associated with unpaid claims was as follows:

	For the year ended December 31,
	2017	2016	2015

	(in millions)
Balance at beginning of year	$2,001.3	$1,872.2	$1,771.4
Less: reinsurance recoverable	340.3	314.1	284.6
Net balance at beginning of year	1,661.0	1,558.1	1,486.8
Incurred:
Current year	1,196.6	1,103.5	1,037.0
Prior years	18.2	24.4	(18.1)
Total incurred	1,214.8	1,127.9	1,018.9
Payments:
Current year	767.2	701.9	646.7
Prior years	353.9	323.1	300.9
Total payments	1,121.1	1,025.0	947.6
Net balance at end of year	1,754.7	1,661.0	1,558.1
Plus: reinsurance recoverable	375.8	340.3	314.1
Balance at end of year	$2,130.5	$2,001.3	$1,872.2

Amounts not included in the rollforward above:
Claim adjustment expense liabilities	$50.7	$49.3	$58.9

Incurred liability adjustments relating to prior years, which affected current operations during 2017, 2016 and 2015, resulted in part from developed claims for prior years being different than were anticipated when the liabilities for unpaid claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid claims.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Short-Duration Contracts

Claims Development
The following tables present undiscounted information about claims development by incurral year, including separate information about incurred claims and paid claims net of reinsurance for the periods indicated. The tables also include information on incurred but not reported claims and the cumulative number of reported claims.
The tables present information for the number of years for which claims incurred typically remain outstanding, but do not exceed ten years. The data is disaggregated into groupings of claims with similar characteristics, such as duration of the claim payment period and average claim amount, and with consideration to the overall size of the groupings. Outstanding liabilities equal total net incurred claims less total net paid claims plus outstanding liabilities for net unpaid claims of prior years.
LTD and Group Life Waiver Claims

											Incurred	Cumulative
											but not	number of
											reported	reported
	Net incurred claims (1)										claims	claims
	December 31,
	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2017	2017
	($ in millions)
Incurral
year
2008	$227.7	$222.3	$226.3	$225.9	$218.5	$209.5	$205.5	$201.6	$199.8	$199.1	$0.1	7,730
2009		218.6	224.4	224.2	224.8	217.7	214.1	208.5	205.8	205.6	0.1	6,554
2010			184.1	176.7	176.2	172.0	162.7	155.7	154.1	153.4	0.1	5,644
2011				203.7	192.6	185.4	184.8	178.4	172.3	169.6	0.1	6,286
2012					217.9	200.0	191.1	189.5	181.8	174.8	0.1	6,441
2013						219.3	203.3	188.4	190.7	182.3	0.1	7,044
2014							242.2	231.4	214.4	218.1	1.7	7,591
2015								231.0	227.2	217.2	3.7	7,146
2016									229.8	228.4	6.2	6,076
2017										238.4	81.2	3,640
Total net incurred claims										$1,986.9

	Net cumulative paid claims (1)
	December 31,
	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
	(in millions)
Incurral
year
2008	$15.1	$58.1	$84.0	$99.4	$113.3	$123.2	$131.7	$139.4	$146.4	$152.4
2009		13.4	55.2	82.6	101.0	113.8	124.6	133.1	141.8	149.8
2010			10.4	46.5	67.1	78.4	85.9	94.2	100.9	107.2
2011				11.2	50.0	72.5	85.7	95.4	105.2	112.6
2012					13.8	55.1	80.8	93.7	104.6	112.9
2013						12.5	55.0	81.4	97.0	106.4
2014							16.1	66.0	96.3	111.8
2015								16.9	67.0	98.0
2016									16.2	70.6
2017										17.8
Total net paid claims										1,039.5
All outstanding liabilities for unpaid claims prior to 2008 net of reinsurance										212.9
Total outstanding liabilities for unpaid claims net of reinsurance										$1,160.3

(1) 2008-2016 unaudited.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Dental, Vision, STD and Critical Illness Claims

			Incurred	Cumulative
			but not	number of
			reported	reported
	Net incurred claims (1)		claims	claims
	December 31,
	2016	2017	2017	2017
	($ in millions)
Incurral year
2016	$544.2	$540.5	$0.1	2,563,426
2017		595.8	32.1	2,648,418
Total net incurred claims		$1,136.3

	Net cumulative
	paid claims (1)
	December 31,
	2016	2017
	(in millions)
Incurral year
2016	$495.4	$540.4
2017		542.3
Total net paid claims		1,082.7
All outstanding liabilities for unpaid claims prior to 2016 net of
reinsurance		—
Total outstanding liabilities for unpaid claims net of reinsurance		$53.6

(1) 2016 unaudited.
Group Life Claims

			Incurred	Cumulative
			but not	number of
			reported	reported
	Net incurred claims (1)		claims	claims
	December 31,
	2016	2017	2017	2017
	($ in millions)
Incurral year
2016	$222.6	$220.4	$0.4	5,155
2017		239.8	21.1	5,123
Total net incurred claims		$460.2

	Net cumulative
	paid claims (1)
	December 31,
	2016	2017
	(in millions)
Incurral year
2016	$179.0	$219.3
2017		195.2
Total net paid claims		414.5
All outstanding liabilities for unpaid claims prior to 2016 net of
reinsurance		0.9
Total outstanding liabilities for unpaid claims net of reinsurance		$46.6

(1) 2016 unaudited.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Reconciliation of Unpaid Claims to Liability for Unpaid Claims

Our reconciliation of net outstanding liabilities for unpaid claims of short-duration contracts to the liability for unpaid claims follows:

	December 31, 2017
	LTD and Group	Dental, Vision, STD and
	Life Waiver	Critical Illness	Group Life	Consolidated
	(in millions)
Net outstanding liabilities for unpaid claims	$1,160.3	$53.6	$46.6	$1,260.5

Reconciling items:
Reinsurance recoverable on unpaid claims	69.1	—	0.7	69.8
Impact of discounting	(226.2)	—	—	(226.2)
Liability for unpaid claims - short-duration
contracts	$1,003.2	$53.6	$47.3	1,104.1
Insurance contracts other than short-duration				1,026.4
Liability for unpaid claims				$2,130.5

Claim Duration and Payout

Our historical average percentage of claims paid in each year from incurral was as follows:

	December 31, 2017 (1)
	LTD and Group Life	Dental, Vision, STD and
Year	Waiver	Critical Illness	Group Life
1	7.2%	91.8%	81.8%
2	22.8	8.0	17.3
3	13.8
4	7.9
5	5.9
6	5.2
7	4.3
8	4.1
9	3.7
10	3.0

(1) Unaudited.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Discounting

The following table provides the carrying amount of liabilities reported at present value for short-duration contract unpaid claims. We use a range of discount rates to derive the present value of the unpaid claims. The ranges of discount rates as well as the aggregate amount of discount deducted to derive the liabilities for unpaid claims and interest accretion recognized are also disclosed. Interest accretion is included in benefits, claims and settlement expenses within our consolidated statements of operations.

	LTD and Group			Dental, Vision, STD and
	Life Waiver			Critical Illness			Group Life
	($ in millions)
Carrying amount of liabilities for unpaid claims
December 31, 2017	$1,003.2			$53.6			$47.3
December 31, 2016	992.7			48.8			45.9
Range of discount rates
December 31, 2017	3.3	-	7.0%	—	-	—%	—	-	—%
December 31, 2016	3.3	-	7.0	—	-	—	—	-	—
Aggregate amount of discount
December 31, 2017	$226.2			$—			$—
December 31, 2016	234.1			—			—
Interest accretion
For the year ended:
December 31, 2017	$35.0			$—			$—
December 31, 2016	36.3			—			—
December 31, 2015	37.6			—			—

11. Debt

Short-Term Debt

As of December 31, 2017 and 2016, we had $0.0 million and $76.5 million, respectively, of outstanding borrowings related to affiliated credit facilities, which consisted of a payable to PFS, with no assets pledged as support. Interest paid on intercompany debt was $0.6 million, $0.6 million and $0.4 million during 2017, 2016 and 2015, respectively. As of December 31, 2017 and 2016, we had short-term credit facilities with various financial institutions in an aggregate amount of $845.0 million and $945.0 million, respectively. Our current credit facilities include a $600.0 million 5-year facility with PFG, PFS and us as co-borrowers that matures March 2022 and a $200.0 million 5-year credit facility, with PFG, PFS, Principal Financial Services V (UK) LTD and us as co-borrowers, of which $11.0 million matures March 2020 and $189.0 million matures March 2022. The revolving credit facilities are committed and available for general corporate purposes. In addition to the revolving credit facilities, we have a $45.0 million unsecured line of credit. Our commercial paper programs require 100% back-stop support, of which we had no outstanding balances as of December 31, 2017 and 2016.

The weighted-average interest rate on short-term borrowings as of December 31, 2017 and 2016, was 0.9% and 0.6%, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Long-Term Debt

The components of long-term debt were as follows:

	December 31,
	2017	2016
	(in millions)

Non-recourse mortgages and notes payable	$50.5	$—
Total long-term debt	$50.5	$—

The non-recourse mortgages and notes payable are primarily financings for real estate developments. Outstanding principal balances as of December 31, 2017, ranged from $2.8 million to $16.4 million per development with interest rates ranging from 3.9% to 4.8%. Outstanding principal balances as of December 31, 2016, were $0.0 million due to outstanding debt maturing in 2016. Outstanding debt is secured by the underlying real estate properties, which were reported as real estate on our consolidated statements of financial position with a carrying value of $179.6 million and $0.0 million as of December 31, 2017 and 2016, respectively.

As of December 31, 2017, future annual maturities of long-term debt were as follows (in millions):

Year ending December 31:
2018	$—
2019	—
2020	—
2021	—
2022	—
Thereafter	50.5
Total future maturities of the long-term debt	$50.5

12. Income Taxes

Income Tax Expense

Our income tax expense was as follows:

	For the year ended December 31,
	2017	2016	2015
	(in millions)
Current income taxes:
U.S. federal	$(36.8)	$63.1	$219.3
State	45.7	9.3	8.9
Foreign	0.1	—	(1.0)
Tax benefit of operating loss carryforward	(0.1)	—	(42.3)
Total current income taxes	8.9	72.4	184.9
Deferred income taxes (benefits):
U.S. federal	(551.3)	139.7	28.6
State	24.0	(0.2)	1.5
Total deferred income taxes (benefits)	(527.3)	139.5	30.1
Total income taxes	$(518.4)	$211.9	$215.0

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Our income before income taxes was as follows:

	For the year ended December 31,
	2017	2016	2015
	(in millions)
Domestic	$1,717.7	$1,193.3	$1,035.9
Foreign	0.3	0.3	0.9
Total income before income taxes	$1,718.0	$1,193.6	$1,036.8

Effective Income Tax Rate

Our provision for income taxes may not have the customary relationship of taxes to income. A reconciliation between the U.S. corporate income tax rate and the effective income tax rate was as follows:

	For the year ended December 31,
	2017	2016	2015
U.S. corporate income tax rate	35%	35%	35%
Impact of the Tax Cuts and Jobs Act	(54)	—	—
Dividends received deduction	(10)	(14)	(16)
Tax credits	(3)	(3)	(3)
Interest exclusion from taxable income	(1)	(2)	(2)
State income taxes	3	—	—
Impact of court ruling on some uncertain tax positions	—	—	4
Other	—	2	3
Effective income tax rate	(30)%	18%	21%

U.S. tax reform made broad and complex changes to the U.S. Internal Revenue Code applicable to us. The primary impact on our 2017 financial results was associated with the effect of reducing the U.S. statutory tax rate from 35% to 21% on our deferred balances as of December 31, 2017. Other provisions of the U.S. tax reform not effective until January 1, 2018, include, but are not limited to: 1) provisions reducing the dividends received deduction; 2) essentially eliminating U.S. federal income taxes on dividends from foreign subsidiaries; 3) retaining an element of current inclusion of certain earnings of controlled foreign corporations; 4) eliminating the corporate alternative minimum tax (‘‘AMT’’); and, 5) changing how existing AMT credits will be realized.

Unrecognized Tax Benefits

Our changes in unrecognized tax benefits were as follows:

	For the year ended December 31,
	2017	2016
	(in millions)
Balance at beginning of period	$202.6	$215.2
Additions based on tax positions related to the current year	7.2	—
Additions for tax positions of prior years	19.3	—
Reductions for tax positions related to the current year	(3.4)	(12.6)
Reductions for tax positions of prior years	(0.5)	—
Settlements	(36.7)	—
Balance at end of period (1)	$188.5	$202.6
(1) If recognized, $46.1 million of the above amount of unrecognized tax benefits would reduce our 2017 effective income tax rate. We recognize interest and penalties related to uncertain tax positions in operating expenses within the consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

As of December 31, 2017 and 2016, we had recognized $125.3 million and $142.3 million of accumulated pre-tax interest and penalties related to unrecognized tax benefits, respectively. We believe there is a reasonable possibility a significant amount of the unrecognized tax benefits will reverse in the next twelve months considering a settlement with the Department of Justice approved by the Joint Committee of Taxation in August 2017 but still pending final determination as of December 31, 2017. We do not expect the final determination of these unrecognized tax benefits to have a material impact on our net income.

Net Deferred Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The deferred tax balances as of December 31, 2017, were remeasured as a result of the U.S. tax reform reducing the U.S. statutory tax rate from 35% to 21% effective January 1, 2018. This was because the new rate is applicable to the reversal of cumulative temporary differences thereafter. Our significant components of net deferred income taxes were as follows:

	December 31,
	2017	2016
	(in millions)
Deferred income tax assets:
Insurance liabilities	$9.8	$88.2
Investments, including derivatives	159.1	306.7
Net operating loss carryforwards	0.4	0.5
Tax credit carryforwards	235.7	197.7
Employee benefits	—	34.3
Intangible assets	0.1	—
Other deferred income tax assets	33.6	99.7
Total deferred income tax assets	438.7	727.1
Deferred income tax liabilities:
Deferred acquisition costs	(551.7)	(876.8)
Investments, including derivatives	(267.0)	(404.5)
Net unrealized gains on available-for-sale securities	(499.4)	(449.7)
Real estate	(146.0)	(122.5)
Gain on sale of discontinued operations (1)	(213.8)	—
Employee benefits	(5.2)	—
Other deferred income tax liabilities	(13.6)	(20.9)
Total deferred income tax liabilities	(1,696.7)	(1,874.4)
Total net deferred income tax liabilities	$(1,258.0)	$(1,147.3)

(1)
Represents a deferred intercompany gain on the sale of PGI LLC to PFS, which was allocated to stockholder’s equity as the result of a taxable common control transaction on the standalone financials of the transferring entity.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Our net deferred income taxes by jurisdiction were as follows:

	December 31,
	2017	2016
	(in millions)
Deferred income tax liabilities:
U.S. federal	$(1,225.4)	$(1,141.8)
State	(32.6)	(5.5)
Total net deferred income tax liabilities	$(1,258.0)	$(1,147.3)

In management’s judgment, total deferred income tax assets are more likely than not to be realized. Included in the income tax asset are tax carryforwards available to offset future taxable income or income taxes. As of December 31, 2017 and 2016, we had tax credit carryforwards for U.S. federal income tax purposes of $235.7 million and $197.7 million, respectively. Alternative minimum, foreign and general business tax credit carryovers were generated during and since the period we utilized net operating losses, primarily attributable to our captive reinsurance companies that joined our consolidated U.S. federal income tax return beginning in 2012 and 2013. Some of these tax credit carryforwards will become refundable starting in 2019 through full recovery by 2021, and others will expire by 2023 if unused. As of December 31, 2017, all accumulated U.S. federal tax credit carryforwards were anticipated to be utilized before expiration; therefore, no valuation allowance was provided for the related deferred income tax assets.

As of December 31, 2017 and 2016, domestic state net operating loss carryforwards were $6.7 million and $7.0 million, respectively, and will expire between 2021 and 2034. We maintain valuation allowances by jurisdiction against the deferred income tax assets related to certain of these carryforwards, as utilization of these income tax benefits fail the more likely than not criteria in certain jurisdictions. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred income tax assets that are more likely than not to be realized. As of December 31, 2017, all accumulated state net operating loss carryforwards are anticipated to be utilized before expiration; therefore, no valuation allowance has been provided for the related deferred income tax assets.

The effects of tax legislation are recognized in the period of enactment. The effects of the U.S. tax reform were reflected in the 2017 financial statements as determined or as reasonably estimated provisional amounts based on available information subject to interpretation in accordance with the SEC's Staff Accounting Bulletin No. 118 ("SAB 118"). SAB 118 provides guidance on accounting for the effects of the U.S. tax reform where our determinations are incomplete but we are able to determine a reasonable estimate. A final determination is required to be made within a measurement period not to extend beyond one year from the enactment date of the U.S. tax reform. The provisional amount is primarily associated with estimation of the one-time deemed repatriation tax considering complexity as well as limited and changing technical tax guidance. Further, the provisional amount also applies in regard to other potential technical interpretations of accounting and taxing authorities related to elements of the U.S. tax reform subject to change.

Other Tax Information

Income tax returns are filed in the U.S. federal jurisdiction as well as various states and foreign jurisdictions where we and one or more of our subsidiaries conduct business. Although determined by jurisdiction, with few exceptions our tax uncertainties relate primarily to the U.S. federal jurisdiction. The Internal Revenue Service (“IRS”) has completed examination of our consolidated U.S. federal income tax returns for years prior to 2009. We are contesting certain issues and have filed suit in the Court of Federal Claims, requesting refunds for the years 1995-2003. We believe there is a reasonable possibility this litigation can be resolved within the next twelve months. As of December 31, 2017 and 2016, we had $231.9 million and $240.2 million, respectively, of current income tax receivables associated with outstanding audit issues reported as other assets in our consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

We filed claims for refund for tax years 2006 through 2008 in 2015 and tax year 2012 in 2016. The IRS commenced audit of our U.S. federal income tax return for 2009 in the fourth quarter of 2011, 2010 in the first quarter of 2012, 2011 in the first quarter of 2013, and 2012 in the third quarter of 2015. The U.S. federal statute of limitations expired for years prior to 2009, except for pending audit issues. The statute was extended until June 30, 2018 for 2009 through 2012, has expired for 2013, and remains open for years thereafter. The ultimate settlement of earlier tax years can be adjusted into subsequent tax years regardless of statute status. We do not expect the results of these audits, subsequent related adjustments or developments in other tax areas for all open tax years to significantly change the possible increase in the amount of unrecognized tax benefits, but the outcome of tax reviews is uncertain and unforeseen results can occur.

The U.S. Court of Federal Claims denied cross-motions for partial summary judgment on February 4, 2015, and ordered a trial on the previously taxed income issue in the case of Principal Life Insurance Company and Subsidiaries v. the United States. Previously, in the same case, on May 9, 2014, the court ruled against Principal Life's tax treatment of transactions involving the purchase and sale of principal-only certificates. These events caused the re-evaluation of all our pending uncertain tax positions, which resulted in a $30.3 million reduction in net income in the first quarter of 2015. We believe we have adequate defenses against, or sufficient provisions for, the contested issues, but final resolution could take several years while legal remedies are pursued. Consequently, we do not expect the ultimate resolution of issues from tax years 1995-2003 or those that might arise in tax years subsequent to 2003 to have a material impact on our net income.

13. Employee and Agent Benefits

PFG sponsors defined benefit pension plans covering substantially all of our U.S. employees and certain agents. Some of these plans provide supplemental pension benefits to employees and agents with salaries and/or pension benefits in excess of the qualified plan limits imposed by U.S. federal tax law. The employees and agents are generally first eligible for the pension plans when they reach age 21. For plan participants employed prior to January 1, 2002, the pension benefits are based on the greater of a final average pay benefit or a cash balance benefit. The final average pay benefit is based on the years of service and generally the employee's or agent's average annual compensation during the last five years of employment. Partial benefit accrual of final average pay benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The cash balance portion of the plan started on January 1, 2002. An employee's account is credited with an amount based on the employee's salary, age and service. These credits accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance plan applies. The policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to us. The funding policy for the qualified defined benefit plan is to contribute an amount annually at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (“ERISA”), and, generally, not greater than the maximum amount that can be deducted for U.S. federal income tax purposes. The funding policy for the nonqualified benefit plan is to fund the plan in the years the employees are providing service, taking into account the funded status of the trust. We reflect pension expense through our expense allocation agreement with PFG.

We provide certain health care, life insurance and long-term care benefits for retired employees. Subsidized retiree health benefits are provided for employees hired prior to January 1, 2002, and who retire prior to January 1, 2020. Employees hired on or after January 1, 2002, or hired prior to January 1, 2002, and who retire on or after January 1, 2020, have access to retiree health benefits but it is intended that they pay for the full cost of the coverage. The health care plans are contributory with participants' contributions adjusted annually. The contributions are based on the number of years of service and age at retirement for those hired prior to January 1, 2002, and who retired prior to January 1, 2011. For employees hired prior to January 1, 2002, and who retired on or after January 1, 2011, but prior to January 1, 2020, the contributions are 60% of the expected cost. As part of the substantive plan, the retiree health contributions are assumed to be adjusted in the future as claim levels change. The life insurance plans are contributory for a small group of previously grandfathered participants that have elected supplemental coverage and dependent coverage. The retiree group term life coverage is not subsidized for those who retire on or after January 1, 2020.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Covered employees are first eligible for the health and life postretirement benefits when they reach age 57 and have completed ten years of service with us. Retiree long-term care benefits are provided for employees whose retirement was effective prior to July 1, 2000. Our policy is to fund the cost of providing retiree benefits in the years the employees are providing service, taking into account the funded status of the trust. Effective January 2016, PFG became the sponsor of the post-65 retiree medical plan for both employees and individual field agents. Prior to January 2016, we were the sponsor of this plan. In connection with the change in sponsorship, we transferred $27.1 million of plan assets and a $23.0 million postretirement benefit obligation to PFG.

Obligations and Funded Status

The combined funded status, reconciled to amounts recognized in the consolidated statements of financial position relating to other postretirement employee benefit (“OPEB”) plan, was as follows:

	December 31,
	2017	2016
	(in millions)
Change in benefit obligation
Benefit obligation at beginning of year	$(92.6)	$(165.7)
Service cost	(0.1)	(2.1)
Interest cost	(3.3)	(5.3)
Actuarial gain (loss)	(0.5)	0.6
Participant contribution	(3.5)	(3.9)
Benefits paid	8.2	9.2
Plan amendments	—	51.6
Plan transfer due to change in sponsorship	—	23.0
Benefit obligation at end of year	$(91.8)	$(92.6)

Change in plan assets
Fair value of plan assets at beginning of year	$601.4	$627.0
Actual return on plan assets	70.9	6.3
Employer contribution	0.7	0.5
Participant contributions	3.5	3.9
Benefits paid	(8.2)	(9.2)
Plan transfer due to change in sponsorship	—	(27.1)
Fair value of plan assets at end of year	$668.3	$601.4

Amount recognized in statement of financial position
Other assets	$578.3	$510.8
Other liabilities	(1.8)	(2.0)
Total	$576.5	$508.8

Amount recognized in accumulated other comprehensive income
Total net actuarial (gain) loss	$(28.5)	$15.8
Prior service benefit	(12.8)	(46.2)
Pre-tax accumulated other comprehensive income	$(41.3)	$(30.4)

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Other Postretirement Plan Changes and Plan Gains/Losses

Effective October 31, 2016, subsidies were eliminated for pre-65 retiree medical, retiree dental, and retiree group term life coverage for employees and agents who retire on or after January 1, 2020. The amendment to the OPEB plan resulted in a remeasurement, which resulted in a change in discount rate. This plan amendment reduced our accumulated postretirement benefit obligation by $51.6 million.

Effective January 1, 2016, post-65 medical coverage for employees who retired from January 1, 1992, to December 31, 2010, transitioned from a traditional medical plan to a stipend health reimbursement arrangement. This plan change reduced our accumulated postretirement benefit obligation by $15.5 million as of December 31, 2015. Offsetting this reduction is an adjustment in accumulated postretirement benefit obligation (recognized in fourth quarter 2015 expense) of $5.8 million related to dental plan benefits.

For the year ended December 31, 2017, the other postretirement benefit plans had an actuarial loss primarily due to a decrease in the discount rate offset by actual and projected medical claims costs being lower than previously expected. For the year ended December 31, 2016, the other postretirement benefit plans had an actuarial gain primarily due to actual and projected medical claims costs being lower than previously expected offset by a decrease in the discount rate.

Information for Other Postretirement Benefit Plans With an Accumulated Postretirement Benefit Obligation
in Excess of Plan Assets

	December 31,
	2017	2016
	(in millions)
Accumulated postretirement benefit obligation	$2.2	$2.6
Fair value of plan assets	0.4	0.6

Components of Other Postretirement Benefits Net Periodic Benefit Cost

	For the year ended December 31,
	2017	2016	2015
	(in millions)
Service cost	$0.1	$2.1	$2.0
Interest cost	3.3	5.3	6.6
Expected return on plan assets	(26.2)	(31.5)	(34.0)
Amortization of prior service benefit	(33.4)	(22.9)	(18.4)
Recognized net actuarial (gain) loss	0.1	0.2	(0.8)
Plan amendments	—	—	5.8
Net periodic benefit income	$(56.1)	$(46.8)	$(38.8)

The components of net periodic benefit cost are included in the line item operating expenses on the consolidated statements of operations.

For the other postretirement benefit plans, actuarial gains and losses were amortized with use of the corridors allowed.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

For the other postretirement benefit plans, amounts recognized in pre-tax accumulated other comprehensive (income) loss were as follows:

	For the year ended December 31,
	2017	2016
	(in millions)
Other changes recognized in accumulated other comprehensive (income) loss
Net actuarial (gain) loss	$(44.2)	$24.6
Amortization of net loss	(0.1)	(0.2)
Amortization of prior service benefit	33.4	22.9
Plan transfer due to change in sponsorship	—	15.5
Plan amendments	—	(51.6)
Total recognized in pre-tax accumulated other comprehensive (income) loss	$(10.9)	$11.2
Total recognized in net periodic benefit cost and pre-tax accumulated
other comprehensive income	$(67.0)	$(35.6)

Net actuarial (gain) loss and net prior service cost benefit have been recognized in AOCI. The estimated net actuarial (gain) loss and prior service cost (benefit) for the postretirement benefits that will be amortized from AOCI into net periodic benefit cost during the 2018 fiscal year are $(1.5) million and $(13.9) million, respectively.

Assumptions

Weighted‑average assumptions used for other postretirement benefit plans to determine benefit obligations as disclosed under the Obligations and Funded Status section

	For the year ended December 31,
	2017	2016
Discount rate	3.35%	3.75%
Rate of compensation increase	2.39%	2.44%

Weighted average assumptions used for other postretirement benefit plans to determine net periodic benefit cost

	For the year ended December 31,
	2017	2016	2015
Discount rate (1)	3.75%	3.35%	4.00%
Expected long-term return on plan assets	4.40%	5.25%	5.36%
Rate of compensation increase	2.44%	4.82%	4.82%

(1)
The funded statuses of the OPEB plans for which subsidies were eliminated in 2016 were remeasured as of October 31, 2016, and a portion of the impact was reflected in the 2016 net periodic postretirement benefit cost. A discount rate of 4.15% was used until the remeasurement date at which time a discount rate of 3.35% was used.

For other postretirement benefits, the discount rate is determined by projecting future benefit payments inherent in the accumulated postretirement benefit obligation, and discounting those cash flows using a spot yield curve for high quality corporate bonds. The plans’ expected benefit payments are discounted to determine a present value using the yield curve and the discount rate is the level rate that produces the same present value. The 4.40% expected long-term return on plan assets for 2017 was based on the weighted average expected long-term asset returns for the medical, life and long-term care plans. The expected long-term rates for the medical under age 65, medical and life age 65 and over and long-term care plans were 4.40%, 4.50% and 3.75%, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Assumed Health Care Cost Trend Rates

	December 31,
	2017	2016
Health care cost trend rate assumed for next year under age 65	7.0%	7.0%
Health care cost trend rate assumed for next year age 65 and over	7.0%	6.0%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.5%	4.5%
Year that the rate reaches the ultimate trend rate (under age 65)	2024	2023
Year that the rate reaches the ultimate trend rate (65 and older)	2024	2021

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	1-percentage	1-percentage
	point increase	point decrease
	(in millions)
Effect on total of service cost and interest cost components	$0.1	$(0.1)
Effect on accumulated postretirement benefit obligation	(1.5)	1.4

Other Postretirement Benefit Plan Assets

Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

•
Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets. Our Level 1 assets include cash, fixed income investment funds, exchange traded equity securities and alternative mutual fund investments.

•
Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset, either directly or indirectly. Our Level 2 assets primarily include fixed income and equity investment funds.

•	Level 3 – Fair values are based on significant unobservable inputs for the asset. Our Level 3 assets include a general account investment.

Our other postretirement benefit plan assets consist of cash, investments in fixed income security portfolios, investments in equity security portfolios, investments in alternative mutual fund portfolios and investment in a real estate mutual fund. Because of the nature of cash, its carrying amount approximates fair value. The fair value of fixed income investment funds, U.S. equity portfolios and international equity portfolios is based on quoted prices in active markets for identical assets. The fair value of the alternative mutual fund portfolios and the real estate mutual fund are based on quoted market prices, which represent the net asset value (“NAV”) of shares held by the other postretirement benefit plan. The fair value of our general account investment is the amount the plan would receive if withdrawing funds from this participating contract. The amount that would be received is calculated using a cash-out factor based on an associated pool of general account fixed income securities. The cash-out factor is a ratio of the asset investment value of these securities to asset book value. As the investment values change, the cash-out factor is adjusted, impacting the amount the plan receives at measurement date. To determine investment value for each category of assets, we project cash flows. This is done using contractual provisions for the assets, with adjustment for expected prepayments and call provisions. Projected cash flows are discounted to present value for each asset category. Interest rates for discounting are based on current rates on similar new assets in the general account based on asset strategy.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

The fair value of the other postretirement benefit plans’ assets by asset category as of the most recent measurement date was as follows:

	December 31, 2017
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3
	(in millions)
Asset category
Cash and cash equivalents	$0.3	$0.3	$—	$—
Fixed income security portfolios:
Fixed income investment funds (1)	200.1	168.0	32.1	—
U.S. equity portfolios (2)	153.3	102.4	50.9	—
International equity portfolios (3)	63.1	53.0	10.1	—
Alternative mutual fund portfolios (4)	244.8	244.8	—	—
Real estate mutual fund (5)	6.7	6.7	—	—
Total	$668.3	$575.2	$93.1	$—

	December 31, 2016
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3
	(in millions)
Asset category
Cash and cash equivalents	$1.2	$1.2	$—	$—
Fixed income security portfolios:
Fixed income investment funds (1)	186.8	155.6	31.2	—
U.S. equity portfolios (2)	138.4	96.1	42.3	—
International equity portfolios (3)	47.3	39.3	8.0	—
Alternative mutual fund portfolios (4)	221.3	221.3	—	—
Real estate mutual fund (5)	6.4	6.4	—	—
Total	$601.4	$519.9	$81.5	$—

(1)
The portfolios invest in various fixed income securities, primarily of U.S. origin. These include, but are not limited to, corporate bonds, residential mortgage-backed securities, commercial mortgage-backed securities, U.S. Treasury securities, agency securities, asset-backed securities and collateralized mortgage obligations.

(2)	The portfolios invest primarily in publicly traded equity securities of large U.S. companies.

(3)	The portfolios invest primarily in publicly traded equity securities of non-U.S. companies.

(4)	The portfolios invest primarily in equities, corporate bonds, foreign currencies, convertible securities and derivatives.

(5)	The mutual fund invests primarily in U.S. commercial real estate properties.
As of December 31, 2017 and 2016, $93.2 million and $81.8 million of assets, respectively, in cash, fixed income security portfolios, U.S. equity portfolios and international equity portfolios were included in a trust owned life insurance contract.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) is as follows:

For the year ended December 31, 2016
Actual return gains (losses)
	Beginning	on plan assets					Ending
	assets	Relating to		Net			assets
	balance	assets still	Relating to	purchases,			balance
	as of	held at the	assets sold	sales,	Transfers	Transfers	as of
	December 31,	reporting	during the	and	into	out of	December 31,
	2015	date	period	settlements	Level 3	Level 3	2016
(in millions)
Asset category
General account investment	$33.5	$(1.7)	$(33.6)	$1.8	$—	$—	$—

For the year ended December 31, 2015
Actual return gains (losses)
	Beginning	on plan assets					Ending
	assets	Relating to		Net			assets
	balance	assets still	Relating to	purchases,			balance
	as of	held at the	assets sold	sales,	Transfers	Transfers	as of
	December 31,	reporting	during the	and	into	out of	December 31,
	2014	date	period	settlements	Level 3	Level 3	2015
(in millions)
Asset category
General account investment	$36.3	$0.2	$—	$(3.0)	$—	$—	$33.5

We have established an investment policy that provides the investment objectives and guidelines for the other postretirement benefit plans. Our investment strategy is to achieve the following:

•	Obtain a reasonable long-term return consistent with the level of risk assumed and at a cost of operation within prudent levels. Performance benchmarks are monitored.

•	Ensure sufficient liquidity to meet the emerging benefit liabilities for the plans.

•
Provide for diversification of assets in an effort to avoid the risk of large losses and maximize the investment return to the other postretirement benefit plans consistent with market and economic risk.

In administering the other postretirement benefit plans’ asset allocation strategies, we consider the projected liability stream of benefit payments, the relationship between current and projected assets of the plan and the projected actuarial liabilities streams, the historical performance of capital markets adjusted for the perception of future short‑ and long-term capital market performance and the perception of future economic conditions.

According to our investment policy, the target asset allocation for the other postretirement benefit plans is:

Asset category	Target allocation
U.S. equity portfolios	24%
International equity portfolios	15%
Fixed income security portfolios	32%
Alternatives	24%
Real estate	5%

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Estimated Future Benefit Payments

The estimated future benefit payments, which reflect expected future service are:

Other postretirement
benefits (gross benefit
payments, including
prescription drug benefits)
(in millions)
Year ending December 31:
2018	$11.0
2019	11.6
2020	10.8
2021	9.9
2022	9.2
2023-2027	8.4

The above table reflects the total estimated future benefits to be paid from the plan, including both our share of the benefit cost and the participants' share of the cost, which is funded by their contributions to the plan. The assumptions used in calculating the estimated future benefit payments are the same as those used to measure the benefit obligation for the year ended December 31, 2017.

Defined Contribution and Deferred Compensation Plans

Prior to December 2016, we had defined contribution plans that were generally available to all U.S. employees and agents. Eligible participants could not contribute more than $18,000 of their compensation to the plans in 2017. Effective January 1, 2006, we made several changes to the retirement programs. In general, the pension and supplemental executive retirement plan benefit formulas were reduced, and the 401(k) matching contribution was increased. Employees who were ages 47 or older with at least ten years of service on December 31, 2005, could elect to retain the prior benefit provisions and forgo receipt of the additional matching contributions. The employees who elected to retain the prior benefit provisions are referred to as “Grandfathered Choice Participants.” We matched the Grandfathered Choice Participant's contribution at a 50% contribution rate up to a maximum matching contribution of 3% of the participant's compensation. For all other participants, we matched the participant's contributions at a 75% contribution rate up to a maximum matching contribution of 6% of the participant's compensation. The defined contribution plans allow employees to choose among various investment options, including PFG’s common stock. We contributed $42.5 million and $45.7 million in 2016 and 2015, respectively, to the qualified defined contribution plans.

 Prior to December 2016, we also had nonqualified deferred compensation plans available to select employees and agents that allowed them to defer compensation amounts in excess of limits imposed by federal tax law with respect to the qualified plans. For certain nonqualified deferred compensation plans that included an employer matching contribution, in 2016 we matched the Grandfathered Choice Participant's deferral at a 50% match deferral rate up to a maximum matching deferral of 3% of the participant's compensation. For all other participants in nonqualified deferred compensation plans that included an employer matching contribution, we matched the participant's deferral at a 75% match deferral rate up to a maximum matching deferral of 6% of the participant's compensation. We contributed $2.8 million and $4.5 million in 2016 and 2015, respectively, to the nonqualified deferred compensation plans.

Effective December 2016, PFG became the sponsor of the defined contribution and nonqualified deferred compensation plans. In connection with the change in sponsorship, we transferred $227.5 million of plan assets and $225.5 million of liabilities to PFG. In addition, deferred tax assets of $72.5 million were transferred to PFG from us associated with the change in sponsorship. We continue to reflect benefits expense through our expense allocation agreement with PFG.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

14. Contingencies, Guarantees and Indemnifications

Litigation and Regulatory Contingencies

We are regularly involved in litigation, both as a defendant and as a plaintiff, but primarily as a defendant. Litigation naming us as a defendant ordinarily arises out of our business operations as a provider of asset management and accumulation products and services; individual life insurance, specialty benefits insurance and our investment activities. Some of the lawsuits may be class actions, or purport to be, and some may include claims for unspecified or substantial punitive and treble damages.

We may discuss such litigation in one of three ways. We accrue a charge to income and disclose legal matters for which the chance of loss is probable and for which the amount of loss can be reasonably estimated. We may disclose contingencies for which the chance of loss is reasonably possible and provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. Finally, we may voluntarily disclose loss contingencies for which the chance of loss is remote in order to provide information concerning matters that potentially expose us to possible losses.

In addition, regulatory bodies such as state insurance departments, the United States Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor and other regulatory agencies in the U.S. regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, Employee Retirement Income Security Act and laws governing the activities of broker-dealers. We receive requests from regulators and other governmental authorities relating to industry issues and may receive additional requests, including subpoenas and interrogatories, in the future.

In 2008, we received approximately $440.0 million in connection with the termination of certain structured transactions and the resulting prepayment of our investment in those transactions. The transactions involved Lehman Brothers Special Financing Inc. and Lehman Brothers Holdings Inc. (collectively, ‘‘Lehman’’) in various capacities. Subsequent to Lehman’s 2008 bankruptcy filing, its bankruptcy estate initiated several lawsuits seeking to recover from numerous sources significant amounts to which it claims entitlement under various theories. We are one of a large group of defendants to this action. The estate’s claim against us, including interest, was approximately $600.0 million. On June 28, 2016, the bankruptcy court granted the Defendants’ motion to dismiss directed at common issues and dismissed with prejudice all claims against us. Lehman appealed the bankruptcy court’s decision to the U.S. District Court for the Southern District of New York. On January 4, 2018, Lehman filed a notice of voluntary dismissal, dismissing with prejudice the claims against us.

While the outcome of any pending or future litigation or regulatory matter cannot be predicted, management does not believe any such matter will have a material adverse effect on our business or financial position. As of December 31, 2017, we had no estimated losses accrued related to the legal matters discussed above because we believe the chance of loss from these matters is not probable and the amount of loss cannot be reasonably estimated.

We believe all of the litigation contingencies discussed above involve a chance of loss that is either remote or reasonably possible. Unless otherwise noted, all of these matters involve unspecified claim amounts, in which the respective plaintiffs seek an indeterminate amount of damages. To the extent such matters present a reasonably possible chance of loss, we are generally not able to estimate the possible loss or range of loss associated therewith.

The outcome of such matters is always uncertain, and unforeseen results can occur. It is possible such outcomes could require us to pay damages or make other expenditures or establish accruals in amounts we could not estimate as of December 31, 2017.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Guarantees and Indemnifications

In the normal course of business, we have provided guarantees to our ultimate parent, PFG, related to benefit payments of the nonqualified pension plans and the nonqualified deferred compensation plans. We also provided guarantees to third parties primarily related to a former subsidiary. The terms of these agreements range in duration and often are not explicitly defined. The maximum exposure under these agreements as of December 31, 2017, was approximately $273.0 million. At inception, the fair value of such guarantees was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. Should we be required to perform under these guarantees, we generally could recover a portion of the loss from third parties through recourse provisions included in agreements with such parties, the sale of assets held as collateral that can be liquidated in the event performance is required under the guarantees or other recourse generally available to us; therefore, such guarantees would not result in a material adverse effect on our business or financial position. While the likelihood is remote, such outcomes could materially affect net income in a particular quarter or annual period.

We are also subject to various other indemnification obligations issued in conjunction with divestitures, acquisitions and financing transactions whose terms range in duration and often are not explicitly defined. Certain portions of these indemnifications may be capped, while other portions are not subject to such limitations; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. At inception, the fair value of such indemnifications was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe that performance under these indemnifications would not result in a material adverse effect on our business or financial position. While the likelihood is remote, performance under these indemnifications could materially affect net income in a particular quarter or annual period.

Guaranty Funds

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. A state’s fund assesses its members based on their pro rata market share of written premiums in the state for the classes of insurance for which the insolvent insurer was engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. While we cannot predict the amount and timing of any future assessments, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. As of December 31, 2017 and 2016, the liability balance for guaranty fund assessments, which is not discounted, was $23.3 million and $14.9 million, respectively, and was reported within other liabilities in the consolidated statements of financial position. As of December 31, 2017 and 2016, $11.3 million and $5.7 million, respectively, related to premium tax offsets were included in premiums due and other receivables in the consolidated statements of financial position.

Operating Leases

As a lessee, we lease office space, data processing equipment, office furniture and office equipment under various operating leases. Rental expense for the years ended December 31, 2017, 2016 and 2015, was $23.0 million, $27.2 million and $26.0 million, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

The following represents payments due by period for operating lease obligations (in millions):

Year ending December 31:
2018	$28.8
2019	22.0
2020	16.9
2021	13.1
2022	9.8
2023 and thereafter	26.2
Total operating lease obligations	116.8
Less: Future sublease rental income on noncancelable leases	6.5
Total future minimum lease payments	$110.3

Capital Leases

We lease buildings and hardware storage equipment under capital leases. As of December 31, 2017 and 2016, these leases had a gross asset balance of $54.3 million and $55.4 million and accumulated depreciation of $30.6 million and $27.9 million, respectively. Depreciation expense for the years ended December 31, 2017, 2016 and 2015, was $9.9 million, $11.1 million and $10.8 million, respectively.

The following represents future minimum lease payments due by period for capital lease obligations (in millions).

Year ending December 31:
2018	$11.4
2019	9.4
2020	3.5
2021	0.7
2022	0.2
2023 and thereafter	—
Total	25.2
Less: Amounts representing interest	0.8
Net present value of minimum lease payments	$24.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

15. Stockholder's Equity

Other Comprehensive Income (Loss)

	For the year ended December 31, 2017
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized gains on available-for-sale securities during the period	$1,028.5	$(325.0)	$703.5
Reclassification adjustment for losses included in net income (1)	65.6	(22.8)	42.8
Adjustments for assumed changes in amortization patterns	(26.2)	9.3	(16.9)
Adjustments for assumed changes in policyholder liabilities	(168.5)	59.0	(109.5)
Net unrealized gains on available-for-sale securities	899.4	(279.5)	619.9

Noncredit component of impairment losses on fixed maturities,
available-for-sale during the period	49.7	(17.4)	32.3
Adjustments for assumed changes in amortization patterns	(6.4)	2.3	(4.1)
Adjustments for assumed changes in policyholder liabilities	(1.3)	0.5	(0.8)
Noncredit component of impairment losses on fixed maturities,
available-for-sale (2)	42.0	(14.6)	27.4

Net unrealized losses on derivative instruments during the period	(46.7)	16.0	(30.7)
Reclassification adjustment for gains included in net income (3)	(42.4)	15.1	(27.3)
Adjustments for assumed changes in amortization patterns	3.9	(1.3)	2.6
Adjustments for assumed changes in policyholder liabilities	9.6	(3.3)	6.3
Net unrealized losses on derivative instruments	(75.6)	26.5	(49.1)

Unrecognized postretirement benefit obligation during the period	44.2	(9.2)	35.0
Amortization of amounts included in net periodic benefit cost (4)	(33.3)	11.6	(21.7)
Net unrecognized postretirement benefit obligation	10.9	2.4	13.3

Other comprehensive income	$876.7	$(265.2)	$611.5

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

	For the year ended December 31, 2016
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized gains on available-for-sale securities during the period	$116.2	$(44.4)	$71.8
Reclassification adjustment for losses included in net income (1)	78.1	(23.3)	54.8
Adjustments for assumed changes in amortization patterns	5.6	(2.0)	3.6
Adjustments for assumed changes in policyholder liabilities	(40.5)	14.1	(26.4)
Net unrealized gains on available-for-sale securities	159.4	(55.6)	103.8

Noncredit component of impairment losses on fixed maturities,
available-for-sale during the period	3.1	(1.1)	2.0
Adjustments for assumed changes in amortization patterns	(3.4)	1.2	(2.2)
Adjustments for assumed changes in policyholder liabilities	0.8	(0.3)	0.5
Noncredit component of impairment losses on fixed maturities,
available-for-sale (2)	0.5	(0.2)	0.3

Net unrealized gains on derivative instruments during the period	32.6	(7.5)	25.1
Reclassification adjustment for gains included in net income (3)	(36.8)	9.1	(27.7)
Adjustments for assumed changes in amortization patterns	2.9	(1.0)	1.9
Adjustments for assumed changes in policyholder liabilities	16.9	(6.0)	10.9
Net unrealized gains on derivative instruments	15.6	(5.4)	10.2

Unrecognized postretirement benefit obligation during the period	27.1	(9.5)	17.6
Amortization of amounts included in net periodic benefit cost (4)	(22.7)	8.0	(14.7)
Net unrecognized postretirement benefit obligation	4.4	(1.5)	2.9

Other comprehensive income	$179.9	$(62.7)	$117.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

	For the year ended December 31, 2015
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized losses on available-for-sale securities during the period	$(1,552.7)	$544.0	$(1,008.7)
Reclassification adjustment for losses included in net income (1)	16.7	(5.8)	10.9
Adjustments for assumed changes in amortization patterns	201.2	(70.4)	130.8
Adjustments for assumed changes in policyholder liabilities	645.2	(225.9)	419.3
Net unrealized losses on available-for-sale securities	(689.6)	241.9	(447.7)

Noncredit component of impairment losses on fixed maturities,
available-for-sale during the period	29.2	(10.3)	18.9
Adjustments for assumed changes in amortization patterns	(0.9)	0.3	(0.6)
Adjustments for assumed changes in policyholder liabilities	0.7	(0.2)	0.5
Noncredit component of impairment losses on fixed maturities,
available-for-sale (2)	29.0	(10.2)	18.8

Net unrealized gains on derivative instruments during the period	58.4	(20.4)	38.0
Reclassification adjustment for gains included in net income (3)	(45.2)	15.9	(29.3)
Adjustments for assumed changes in amortization patterns	19.5	(6.9)	12.6
Adjustments for assumed changes in policyholder liabilities	(10.8)	3.8	(7.0)
Net unrealized gains on derivative instruments	21.9	(7.6)	14.3

Foreign currency translation adjustment	—	(0.1)	(0.1)

Unrecognized postretirement benefit obligation during the period	(28.2)	9.9	(18.3)
Amortization of amounts included in net periodic benefit cost (4)	(19.2)	6.7	(12.5)
Net unrecognized postretirement benefit obligation	(47.4)	16.6	(30.8)

Other comprehensive loss	$(686.1)	$240.6	$(445.5)

(1)	Pre-tax reclassification adjustments relating to available-for-sale securities are reported in net realized capital gains (losses) on the consolidated statements of operations.
(2) Represents the net impact of (1) unrealized gains resulting from reclassification of previously recognized noncredit impairment losses from OCI to net realized capital gains (losses) for fixed maturities with bifurcated OTTI that had additional credit losses or fixed maturities that previously had bifurcated OTTI that have now been sold or are intended to be sold and (2) unrealized losses resulting from reclassification of noncredit impairment losses for fixed maturities with bifurcated OTTI from net realized capital gains (losses) to OCI.
(3) See Note 7, Derivative Financial Instruments – Cash Flow Hedges, for further details.
(4) Amount is comprised of amortization of prior service cost (benefit) and recognized net actuarial (gain) loss, which is reported in operating expenses on the consolidated statements of operations. See Note 13, Employee and Agent Benefits – Components of Net Periodic Benefit Cost, for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Accumulated Other Comprehensive Income

		Noncredit
	Net unrealized	component of	Net unrealized	Foreign	Unrecognized	Accumulated
	gains on	impairment losses	gains on	currency	postretirement	other
	available-for-sale	on fixed maturities	derivative	translation	benefit	comprehensive
	securities	available-for-sale	instruments	adjustment	obligation	income
	(in millions)
Balances as of January 1, 2015	$1,057.5	$(104.9)	$77.2	$(0.9)	$57.8	$1,086.7
Other comprehensive loss
during the period, net of
adjustments	(458.6)	—	43.6	—	(18.3)	(433.3)
Amounts reclassified from AOCI	10.9	18.8	(29.3)	—	(12.5)	(12.1)
Other comprehensive loss	(447.7)	18.8	14.3	—	(30.8)	(445.4)
Balances as of December 31, 2015	609.8	(86.1)	91.5	(0.9)	27.0	641.3
Other comprehensive income
during the period, net of
adjustments	49.0	—	37.9	—	17.6	104.5
Amounts reclassified from AOCI	54.8	0.3	(27.7)	—	(14.7)	12.7
Other comprehensive income	103.8	0.3	10.2	—	2.9	117.2
Net assets transferred to affiliate
due to change in benefit plan
sponsorship	—	—	—	—	(10.1)	(10.1)
Balances as of December 31, 2016	713.6	(85.8)	101.7	(0.9)	19.8	748.4
Other comprehensive income
during the period, net of
adjustments	577.1	—	(21.8)	—	35.0	590.3
Amounts reclassified from AOCI	42.8	27.4	(27.3)	—	(21.7)	21.2
Other comprehensive income	619.9	27.4	(49.1)	—	13.3	611.5
Sale of subsidiary to parent, net of
related income taxes, as part of a
common control transaction	—	—	—	(0.1)	—	(0.1)
Balances as of December 31, 2017	$1,333.5	$(58.4)	$52.6	$(1.0)	$33.1	$1,359.8

Noncontrolling Interest

Interests held by unaffiliated parties in consolidated entities are reflected in noncontrolling interest, which represents the noncontrolling partners’ share of the underlying net assets of our consolidated subsidiaries. Noncontrolling interest that is not redeemable is reported in the equity section of the consolidated statements of financial position.

The noncontrolling interest holders in certain of our consolidated entities maintained an equity interest that was redeemable at the option of the holder, which could have been exercised on varying dates. Since redemption of the noncontrolling interest was outside of our control, this interest was presented on the consolidated statements of financial position line item titled “Redeemable noncontrolling interest.”

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

For our redeemable noncontrolling interest related to consolidated subsidiaries, redemptions were required to be purchased at fair value or a value based on a formula that management intended to reasonably approximate fair value based on a fixed multiple of earnings over a measurement period. The carrying value of the redeemable noncontrolling interest was compared to the redemption value at each reporting period. Any adjustments to the carrying amount of the redeemable noncontrolling interest for changes in redemption value prior to exercise of the redemption option were determined after the attribution of net income or loss of the subsidiary and were recognized in the redemption value as they occurred. Adjustments to the carrying value of redeemable noncontrolling interest resulted in adjustments to additional paid-in capital and/or retained earnings. Adjustments were recorded in retained earnings to the extent the redemption value of the redeemable noncontrolling interest exceeded its fair value. All other adjustments to the redeemable noncontrolling interest were recorded in additional paid-in capital.

Following is a reconciliation of the changes in the redeemable noncontrolling interest (in millions):

Balance as of January 1, 2015	$21.1
Net income attributable to redeemable noncontrolling interest	0.8
Distributions to redeemable noncontrolling interest	(1.0)
Purchase of subsidiary shares from redeemable noncontrolling interest	(1.7)
Sale to affiliate (1)	(19.1)
Other comprehensive income attributable to redeemable noncontrolling interest	(0.1)
Balance as of December 31, 2015	$—

(1)	See Note 3, Related Party Transactions, for additional information.

Dividend Limitations

Under Iowa law, we may pay dividends only from the earned surplus arising from our business and must receive the prior approval of the Commissioner of Insurance of the State of Iowa (the “Commissioner”) to pay stockholder dividends or make any other distribution if such dividends or distributions would exceed certain statutory limitations. Iowa law gives the Commissioner discretion to disapprove requests for distributions in excess of these limitations. Extraordinary dividends include those made, together with dividends and other distributions, within the preceding twelve months that exceed the greater of (i) 10% of our statutory policyholder surplus as of the previous year-end or (ii) the statutory net gain from operations from the previous calendar year, not to exceed earned surplus. Based on this limitation and 2017 statutory results, our dividend limitation is approximately $1,122.4 million in ordinary stockholder dividends in 2018 without prior regulatory approval. However, because the dividend test is based on dividends previously paid over rolling 12-month periods, if paid before a specified date during 2018, some or all of such dividends may be extraordinary and require regulatory approval.

On May 1, 2017, we sold our ownership interest in PGI LLC to PFS in connection with a corporate reorganization designed to better utilize and allocate capital internally. Subsequent to the sale, we paid an extraordinary dividend of $1,068.4 million to PFS with the cash proceeds received from the sale, which was approved by the Commissioner.

16. Fair Value Measurements

We use fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment contracts, are excluded from these fair value disclosure requirements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety considering factors specific to the asset or liability.

•
Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities. Our Level 1 assets and liabilities primarily include exchange traded equity securities, mutual funds and U.S. Treasury bonds.

•
Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. Our Level 2 assets and liabilities primarily include fixed maturities (including public and private bonds), equity securities, cash equivalents, derivatives and other investments.

•
Level 3 – Fair values are based on at least one significant unobservable input for the asset or liability. Our Level 3 assets and liabilities primarily include fixed maturities, real estate and commercial mortgage loan investments of our separate accounts, complex derivatives and embedded derivatives.

Determination of Fair Value

The following discussion describes the valuation methodologies and inputs used for assets and liabilities measured at fair value on a recurring basis or disclosed at fair value. The techniques utilized in estimating the fair value of financial instruments are reliant on the assumptions used. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below.

Fair value estimates are made based on available market information and judgments about the financial instrument at a specific point in time. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. We validate prices through an investment analyst review process, which includes validation through direct interaction with external sources, review of recent trade activity or use of internal models. In circumstances where broker quotes are used to value an instrument, we generally receive one non-binding quote. Broker quotes are validated through an investment analyst review process, which includes validation through direct interaction with external sources and use of internal models or other relevant information. We did not make any significant changes to our valuation processes during 2017.

Fixed Maturities

Fixed maturities include bonds, ABS, redeemable preferred stock and certain non-redeemable preferred securities. When available, the fair value of fixed maturities is based on quoted prices of identical assets in active markets. These are reflected in Level 1 and primarily include U.S. Treasury bonds and actively traded redeemable corporate preferred securities.

When quoted prices of identical assets in active markets are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, broker quotes, credit quality, industry events and economic events. Fixed maturities with validated prices from pricing services, which includes the majority of our public fixed maturities in all asset classes, are generally reflected in Level 2. Also included in Level 2 are corporate bonds when quoted market prices are not available, for which an internal model using substantially all observable inputs or a matrix pricing valuation approach is used. In the matrix approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data from the investment professionals assigned to specific security classes. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread. Although the matrix valuation approach provides a fair valuation of each pricing category, the valuation of an individual security within each pricing category may actually be impacted by company specific factors.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

If we are unable to price a fixed maturity security using prices from third party pricing vendors or other sources specific to the asset class, we may obtain a broker quote or utilize an internal pricing model specific to the asset utilizing relevant market information, to the extent available and where at least one significant unobservable input is utilized. These are reflected in Level 3 in the fair value hierarchy and can include fixed maturities across all asset classes. As of December 31, 2017, less than 1% of our total fixed maturities were Level 3 securities valued using internal pricing models.

The primary inputs, by asset class, for valuations of the majority of our Level 2 investments from third party pricing vendors or our internal pricing valuation approach are described below.

U.S. Government and Agencies/Non-U.S. Governments. Inputs include recently executed market transactions, interest rate yield curves, maturity dates, market price quotations and credit spreads relating to similar instruments.

States and Political Subdivisions. Inputs include Municipal Securities Rulemaking Board reported trades, U.S. Treasury and other benchmark curves, material event notices, new issue data and obligor credit ratings.

Corporate. Inputs include recently executed transactions, market price quotations, benchmark yields, issuer spreads and observations of equity and credit default swap curves related to the issuer. For private placement corporate securities valued through the matrix valuation approach inputs include the current Treasury curve and risk spreads based on sector, rating and average life of the issuance.

RMBS, CMBS, Collateralized Debt Obligations and Other Debt Obligations. Inputs include cash flows, priority of the tranche in the capital structure, expected time to maturity for the specific tranche, reinvestment period remaining and performance of the underlying collateral including prepayments, defaults, deferrals, loss severity of defaulted collateral and, for RMBS, prepayment speed assumptions. Other inputs include market indices and recently executed market transactions.

Equity Securities

Equity securities include mutual funds, common stock and non-redeemable preferred stock. Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are reflected in Level 1. When quoted prices are not available, we may utilize internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices or the NAV, which are reflected in Level 2. Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities, which are reflected in Level 3.

Derivatives

The fair values of exchange-traded derivatives are determined through quoted market prices, which are reflected in Level 1. Exchange-traded derivatives include futures that are settled daily, which reduces their fair value in the consolidated statements of financial position. The fair values of OTC cleared derivatives are determined through market prices published by the clearinghouses, which are reflected in Level 2. The clearinghouses may utilize the overnight indexed swap (“OIS”) curve in their valuation. Beginning in 2017, variation margin associated with OTC cleared derivatives is settled daily, which reduces their fair value in the consolidated statements of financial position. The fair values of bilateral OTC derivative instruments are determined using either pricing valuation models that utilize market observable inputs or broker quotes. The majority of our bilateral OTC derivatives are valued with models that use market observable inputs, which are reflected in Level 2. Significant inputs include contractual terms, interest rates, currency exchange rates, credit spread curves, equity prices and volatilities. These valuation models consider projected discounted cash flows, relevant swap curves and appropriate implied volatilities. Certain bilateral OTC derivatives utilize unobservable market data, primarily independent broker quotes that are nonbinding quotes based on models that do not reflect the result of market transactions, which are reflected in Level 3.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Our non-cleared derivative contracts are generally documented under ISDA Master Agreements, which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Collateral arrangements are bilateral and based on current ratings of each entity. We utilize the LIBOR interest rate curve to value our positions, which includes a credit spread. This credit spread incorporates an appropriate level of nonperformance risk into our valuations given the current ratings of our counterparties, as well as the collateral agreements in place. Counterparty credit risk is routinely monitored to ensure our adjustment for non-performance risk is appropriate. Our centrally cleared derivative contracts are conducted with regulated centralized clearinghouses, which provide for daily exchange of cash collateral or variation margin equal to the difference in the daily market values of those contracts that eliminates the non-performance risk on these trades.

Interest Rate Contracts. For non-cleared contracts we use discounted cash flow valuation techniques to determine the fair value of interest rate swaps using observable swap curves as the inputs. These are reflected in Level 2. For centrally cleared contracts we use published prices from clearinghouses. These are reflected in Level 2. In addition, we have a limited number of complex inflation-linked interest rate swaps, interest rate options and swaptions that are valued using broker quotes. These are reflected in Level 3.

Foreign Exchange Contracts. We use discounted cash flow valuation techniques that utilize observable swap curves and exchange rates as the inputs to determine the fair value of foreign currency swaps. These are reflected in Level 2. In addition, we have a limited number of non-standard currency swaps that are valued using broker quotes. These are reflected within Level 3.

Equity Contracts. We use an option pricing model using observable implied volatilities, dividend yields, index prices and swap curves as the inputs to determine the fair value of equity options. These are reflected in Level 2.

Credit Contracts. We use either the ISDA Credit Default Swap Standard discounted cash flow model that utilizes observable default probabilities and recovery rates as inputs or broker prices to determine the fair value of credit default swaps. These are reflected in Level 3. In addition, we had a limited number of total return swaps that were valued based on the observable quoted price of underlying equity indices. These are reflected in Level 2.

Other Investments
Other investments reported at fair value include investment funds reported at fair value or for which the fair value option was elected, commercial mortgage loans of consolidated VIEs for which the fair value option was elected and equity method real estate investments for which the fair value option was elected.

The fair value of investment funds is determined using the NAV of the fund. The NAV of the fund represents the price at which we would be able to initiate a transaction. Investments for which the NAV represents a quoted price in an active market for identical assets are reflected in Level 1. Investments that do not have a quoted price in an active market are reflected in Level 2.

Commercial mortgage loans of consolidated VIEs are valued using the more observable fair value of the liabilities of the CCFEs under the measurement alternative guidance and are reflected in Level 2. The liabilities are affiliated so are not reflected in our consolidated results.

Equity method real estate investments for which the fair value option was elected are reflected in Level 3. The equity method real estate investments consist of underlying real estate and debt. The real estate fair value is estimated using a discounted cash flow valuation model that utilizes public real estate market data inputs such as transaction prices, market rents, vacancy levels, leasing absorption, market cap rates and discount rates. The debt fair value is estimated using a discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements.

Cash Equivalents

Certain cash equivalents are reported at fair value on a recurring basis and include money market instruments and other short-term investments with maturities of three months or less. Fair values of these cash equivalents may be determined using public quotations, when available, which are reflected in Level 1. When public quotations are not available, because of the highly liquid nature of these assets, carrying amounts may be used to approximate fair values, which are reflected in Level 2.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Separate Account Assets

Separate account assets include equity securities, debt securities and derivative instruments, for which fair values are determined as previously described, and are reflected in Level 1, Level 2 and Level 3. Separate account assets also include commercial mortgage loans, for which the fair value is estimated by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of the loans. The market clearing spreads vary based on mortgage type, weighted average life, rating and liquidity. These are reflected in Level 3. Finally, separate account assets include real estate, for which the fair value is estimated using discounted cash flow valuation models that utilize various public real estate market data inputs. In addition, each property is appraised annually by an independent appraiser. The real estate included in separate account assets is recorded net of related mortgage encumbrances for which the fair value is estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements. The real estate within the separate accounts is reflected in Level 3.

Investment Contracts

Certain annuity contracts and other investment contracts include embedded derivatives that have been bifurcated from the host contract and are measured at fair value on a recurring basis, which are reflected in Level 3. The key assumptions for calculating the fair value of the embedded derivative liabilities are market assumptions (such as equity market returns, interest rate levels, market volatility and correlations) and policyholder behavior assumptions (such as lapse, mortality, utilization and withdrawal patterns). Risk margins are included in the policyholder behavior assumptions. The assumptions are based on a combination of historical data and actuarial judgment. The embedded derivative liabilities are valued using stochastic models that incorporate a spread reflecting our own creditworthiness.

The assumption for our own non-performance risk for investment contracts and any embedded derivatives bifurcated from certain annuity and investment contracts is based on the current market credit spreads for debt-like instruments we have issued and are available in the market.

Other Liabilities

Certain obligations reported in other liabilities include embedded derivatives to deliver underlying securities of structured investments to third parties. The fair value of the embedded derivatives is calculated based on the value of the underlying securities that are valued based on prices obtained from third party pricing vendors as utilized and described in our discussion of how fair value is determined for fixed maturities, which are reflected in Level 2.

As of December 31, 2016, obligations of consolidated VIEs for which the fair value option was elected were included in other liabilities. The VIEs’ unaffiliated obligations were valued utilizing internal pricing models, which were reflected in Level 3.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Assets and Liabilities Measured at Fair Value on a Recurring Basis

Assets and liabilities measured at fair value on a recurring basis were as follows:

	December 31, 2017
	Assets/	Amount
	(liabilities)	measured at	Fair value hierarchy level
	measured at	net asset
	fair value	value (5)	Level 1	Level 2	Level 3
	(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,317.7	$—	$886.8	$430.9	$—
Non-U.S. governments	528.3	—	—	522.2	6.1
States and political subdivisions	6,757.7	—	—	6,757.7	—
Corporate	33,589.2	—	20.7	33,467.9	100.6
Residential mortgage-backed securities	2,512.7	—	—	2,512.7	—
Commercial mortgage-backed securities	3,667.0	—	—	3,656.4	10.6
Collateralized debt obligations	1,359.3	—	—	1,234.3	125.0
Other debt obligations	5,697.5	—	—	5,695.2	2.3
Total fixed maturities, available-for-sale	55,429.4	—	907.5	54,277.3	244.6
Fixed maturities, trading	49.1	—	—	49.1	—
Equity securities, available-for-sale	94.1	—	47.4	44.0	2.7
Equity securities, trading	6.0	—	6.0	—	—
Derivative assets (1)	247.2	—	—	223.0	24.2
Other investments (2)	101.6	85.8	—	9.3	6.5
Cash equivalents (3)	374.2	—	—	374.2	—
Sub-total excluding separate account assets	56,301.6	85.8	960.9	54,976.9	278.0

Separate account assets	117,300.8	120.4	89,824.1	19,870.0	7,486.3
Total assets	$173,602.4	$206.2	$90,785.0	$74,846.9	$7,764.3

Liabilities
Investment contracts (4)	$(119.6)	$—	$—	$—	$(119.6)
Derivative liabilities (1)	(267.5)	—	—	(262.9)	(4.6)
Other liabilities (4)	(253.2)	—	—	(253.2)	—
Total liabilities	$(640.3)	$—	$—	$(516.1)	$(124.2)

Net assets	$172,962.1	$206.2	$90,785.0	$74,330.8	$7,640.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

	December 31, 2016
	Assets/	Amount
	(liabilities)	measured at	Fair value hierarchy level
	measured at	net asset
	fair value	value (5)	Level 1	Level 2	Level 3
	(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,404.6	$—	$986.5	$418.1	$—
Non-U.S. governments	542.1	—	—	534.5	7.6
States and political subdivisions	5,535.6	—	—	5,535.6	—
Corporate	31,076.0	—	21.2	30,909.2	145.6
Residential mortgage-backed securities	2,822.6	—	—	2,822.6	—
Commercial mortgage-backed securities	4,060.2	—	—	3,989.1	71.1
Collateralized debt obligations	758.1	—	—	724.5	33.6
Other debt obligations	5,053.0	—	—	4,961.5	91.5
Total fixed maturities, available-for-sale	51,252.2	—	1,007.7	49,895.1	349.4
Fixed maturities, trading	217.9	—	—	125.0	92.9
Equity securities, available-for-sale	96.3	—	55.2	38.4	2.7
Equity securities, trading	8.2	—	7.5	0.7	—
Derivative assets (1)	871.5	—	—	837.9	33.6
Other investments (2)	143.0	92.7	—	13.4	36.9
Cash equivalents (3)	769.1	—	—	769.1	—
Sub-total excluding separate account assets	53,358.2	92.7	1,070.4	51,679.6	515.5

Separate account assets	103,662.0	—	79,462.9	16,972.8	7,226.3
Total assets	$157,020.2	$92.7	$80,533.3	$68,652.4	$7,741.8

Liabilities
Investment contracts (4)	$(130.8)	$—	$—	$—	$(130.8)
Derivative liabilities (1)	(552.2)	—	—	(530.4)	(21.8)
Other liabilities (4)	(272.2)	—	—	(212.3)	(59.9)
Total liabilities	$(955.2)	$—	$—	$(742.7)	$(212.5)

Net assets	$156,065.0	$92.7	$80,533.3	$67,909.7	$7,529.3
(1) Within the consolidated statements of financial position, derivative assets are reported with other investments and derivative liabilities are reported with other liabilities. Refer to Note 7, Derivative Financial Instruments, for further information on fair value by class of derivative instruments.
(2) Primarily includes investment funds, equity method investments reported at fair value and commercial mortgage loans of consolidated VIEs.
(3) Includes money market instruments and short-term investments with a maturity date of three months or less when purchased.
(4) Includes bifurcated embedded derivatives that are reported at fair value within the same line item in the consolidated statements of financial position in which the host contract is reported. As of December 31, 2016, other liabilities also include obligations of consolidated VIEs reported at fair value.
(5) Certain investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Other investments using the NAV practical expedient consist of certain fund interests that are restricted until maturity with unfunded commitments totaling $46.1 million and $57.6 million as of December 31, 2017 and December 31, 2016, respectively. Separate account assets using the NAV practical expedient consist of hedge funds with varying investment strategies that also have a variety of redemption terms and conditions. We do not have unfunded commitments associated with these hedge funds.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Changes in Level 3 Fair Value Measurements

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) was as follows:

	For the year ended December 31, 2017
								Changes in
	Beginning	Total realized/unrealized		Net			Ending	unrealized
	asset/	gains (losses)		purchases,			asset/	gains (losses)
	(liability)			sales,			(liability)	included in
	balance	Included	Included in	issuances			balance	net income
	as of	in net	other	and	Transfers	Transfers	as of	relating to
	December 31,	income	comprehensive	settlements	into	out of	December 31,	positions still
	2016	(1)	income	(3)	Level 3	Level 3	2017	held (1)
	(in millions)
Assets
Fixed maturities,
available-for-sale:
Non-U.S.
governments	$7.6	$—	$(0.1)	$(1.4)	$—	$—	$6.1	$—
Corporate	145.6	(1.5)	4.4	(32.8)	22.2	(37.3)	100.6	—
Commercial
mortgage-backed
securities	71.1	(12.7)	11.1	(0.7)	26.3	(84.5)	10.6	(4.0)
Collateralized
debt obligations	33.6	—	1.7	7.3	183.7	(101.3)	125.0	—
Other debt
obligations	91.5	—	(0.2)	(0.8)	0.1	(88.3)	2.3	—
Total fixed
maturities,
available-for-sale	349.4	(14.2)	16.9	(28.4)	232.3	(311.4)	244.6	(4.0)
Fixed maturities,
trading	92.9	(0.5)	—	(92.4)	—	—	—	—
Equity securities,
available-for-sale	2.7	—	—	—	—	—	2.7	—
Equity securities,
trading	—	—	—	(0.7)	0.7	—	—	—
Derivative assets	33.6	(9.9)	—	0.5	—	—	24.2	(8.6)
Other investments	36.9	3.9	—	(34.3)	—	—	6.5	3.8
Separate account
assets (2)	7,226.3	788.8	—	(493.2)	3.1	(38.7)	7,486.3	696.0

Liabilities
Investment contracts	(130.8)	6.8	—	4.4	—	—	(119.6)	4.0
Derivative liabilities	(21.8)	17.4	—	(0.2)	—	—	(4.6)	15.3
Other liabilities	(59.9)	(0.1)	—	60.0	—	—	—	—

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

	For the year ended December 31, 2016
								Changes in
	Beginning	Total realized/unrealized		Net			Ending	unrealized
	asset/	gains (losses)		purchases,			asset/	gains (losses)
	(liability)			sales,			(liability)	included in
	balance	Included	Included in	issuances			balance	net income
	as of	in net	other	and	Transfers	Transfers	as of	relating to
	December 31,	income	comprehensive	settlements	into	out of	December 31,	positions still
	2015	(1)	income	(3)	Level 3	Level 3	2016	held (1)
	(in millions)
Assets
Fixed maturities,
available-for-sale:
Non-U.S.
governments	$39.5	$—	$2.1	$(1.4)	$—	$(32.6)	$7.6	$—
Corporate	156.3	(1.4)	(1.9)	(21.4)	15.7	(1.7)	145.6	(1.4)
Commercial
mortgage-backed
securities	4.8	(8.3)	8.8	32.7	35.4	(2.3)	71.1	(8.3)
Collateralized
debt obligations	63.5	—	0.8	(30.7)	—	—	33.6	—
Other debt
obligations	7.5	—	0.5	100.1	—	(16.6)	91.5	—
Total fixed
maturities,
available-for-sale	271.6	(9.7)	10.3	79.3	51.1	(53.2)	349.4	(9.7)
Fixed maturities,
trading	135.5	0.5	—	(43.1)	—	—	92.9	0.1
Equity securities,
available-for-sale	4.1	(1.3)	(0.1)	—	—	—	2.7	(1.4)
Derivative assets	46.7	(13.5)	—	0.4	—	—	33.6	(13.0)
Other investments	35.1	1.5	—	0.3	—	—	36.9	1.5
Separate account
assets (2)	6,891.5	748.2	—	(417.9)	5.3	(0.8)	7,226.3	669.7

Liabilities
Investment contracts	(151.1)	14.6	—	5.7	—	—	(130.8)	7.8
Derivative liabilities	(50.5)	27.3	0.5	0.9	—	—	(21.8)	23.9
Other liabilities	(68.1)	(9.2)	—	17.4	—	—	(59.9)	(7.5)

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

	For the year ended December 31, 2015
								Changes in
	Beginning	Total realized/unrealized		Net			Ending	unrealized
	asset/	gains (losses)		purchases,			asset/	gains (losses)
	(liability)			sales,			(liability)	included in
	balance	Included	Included in	issuances			balance	net income
	as of	in net	other	and	Transfers	Transfers	as of	relating to
	December 31,	income	comprehensive	settlements	into	out of	December 31,	positions still
	2014	(1)	income	(3)	Level 3	Level 3	2015	held (1)
	(in millions)
Assets
Fixed maturities,
available-for-sale:
Non-U.S.
governments	$10.3	$—	$(0.7)	$29.9	$—	$—	$39.5	$—
Corporate	188.6	—	(4.8)	17.2	42.8	(87.5)	156.3	—
Commercial
mortgage-backed
securities	—	0.1	—	12.3	—	(7.6)	4.8	—
Collateralized
debt obligations	64.2	—	(0.1)	(0.6)	—	—	63.5	—
Other debt
obligations	63.7	—	0.8	7.0	—	(64.0)	7.5	—
Total fixed
maturities,
available-for-sale	326.8	0.1	(4.8)	65.8	42.8	(159.1)	271.6	—
Fixed maturities,
trading	139.7	(4.0)	—	(0.2)	—	—	135.5	(4.2)
Equity securities,
available-for-sale	4.1	—	—	—	—	—	4.1	—
Derivative assets	53.7	(9.2)	—	2.2	—	—	46.7	(9.0)
Other investments	127.2	7.3	—	(64.4)	—	(35.0)	35.1	7.2
Separate account
assets (2)	5,857.5	983.9	—	41.9	8.5	(0.3)	6,891.5	850.3

Liabilities
Investment contracts	(155.9)	(5.7)	—	10.5	—	—	(151.1)	(10.1)
Derivative liabilities	(35.5)	(17.4)	2.2	0.2	—	—	(50.5)	(18.0)
Other liabilities	(66.3)	(1.8)	—	—	—	—	(68.1)	(1.9)

(1) Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations. Realized and unrealized gains (losses) on certain fixed maturities, trading and certain derivatives used in relation to certain trading portfolios are reported in net investment income within the consolidated statements of operations.
(2) Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3) Gross purchases, sales, issuances and settlements were:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

	For the year ended December 31, 2017
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
Non-U.S. governments	$—	$—	$—	$(1.4)	$(1.4)
Corporate	20.9	(1.6)	—	(52.1)	(32.8)
Commercial mortgage-backed securities	—	—	—	(0.7)	(0.7)
Collateralized debt obligations	22.9	—	—	(15.6)	7.3
Other debt obligations	—	—	—	(0.8)	(0.8)
Total fixed maturities, available-for-sale	43.8	(1.6)	—	(70.6)	(28.4)
Fixed maturities, trading	—	—	—	(92.4)	(92.4)
Equity securities, trading	—	—	—	(0.7)	(0.7)
Derivative assets	1.0	(0.5)	—	—	0.5
Other investments	2.4	(36.7)	—	—	(34.3)
Separate account assets (4)	302.2	(580.6)	(284.6)	69.8	(493.2)

Liabilities
Investment contracts	—	—	—	4.4	4.4
Derivative liabilities	(0.2)	—	—	—	(0.2)
Other liabilities	—	—	—	60.0	60.0

	For the year ended December 31, 2016
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
Non-U.S. governments	$—	$—	$—	$(1.4)	$(1.4)
Corporate	4.3	—	—	(25.7)	(21.4)
Commercial mortgage-backed securities	35.7	—	—	(3.0)	32.7
Collateralized debt obligations	—	—	—	(30.7)	(30.7)
Other debt obligations	105.0	(2.3)	—	(2.6)	100.1
Total fixed maturities, available-for-sale	145.0	(2.3)	—	(63.4)	79.3
Fixed maturities, trading	—	(18.0)	—	(25.1)	(43.1)
Derivative assets	0.5	(0.1)	—	—	0.4
Other investments	0.7	(0.4)	—	—	0.3
Separate account assets (4)	453.3	(615.2)	(345.4)	89.4	(417.9)

Liabilities
Investment contracts	—	—	1.7	4.0	5.7
Derivative liabilities	—	0.9	—	—	0.9
Other liabilities	—	17.4	—	—	17.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

	For the year ended December 31, 2015
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
Non-U.S. governments	$31.2	$—	$—	$(1.3)	$29.9
Corporate	34.6	—	—	(17.4)	17.2
Commercial mortgage-backed securities	12.4	—	—	(0.1)	12.3
Collateralized debt obligations	—	—	—	(0.6)	(0.6)
Other debt obligations	16.5	—	—	(9.5)	7.0
Total fixed maturities, available-for-sale	94.7	—	—	(28.9)	65.8
Fixed maturities, trading	—	(0.2)	—	—	(0.2)
Derivative assets	2.5	(0.3)	—	—	2.2
Other investments	4.4	(68.8)	—	—	(64.4)
Separate account assets (4)	739.2	(396.4)	(323.4)	22.5	41.9

Liabilities
Investment contracts	—	—	5.1	5.4	10.5
Derivative liabilities	—	0.2	—	—	0.2

(4)	Issuances and settlements include amounts related to mortgage encumbrances associated with real estate in our separate accounts.

Transfers

Transfers of assets and liabilities measured at fair value on a recurring basis between fair value hierarchy levels were as follows:

	For the year ended December 31, 2017
	Transfers out	Transfers out	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 1 into	of Level 2 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 2	Level 3	Level 1	Level 3	Level 1	Level 2
	(in millions)
Assets
Fixed maturities, available-for-
sale:
Corporate	$—	$—	$—	$22.2	$—	$37.3
Commercial mortgage-backed
securities	—	—	—	26.3	—	84.5
Collateralized debt obligations	—	—	—	183.7	—	101.3
Other debt obligations	—	—	—	0.1	—	88.3
Total fixed maturities,
available-for-sale	—	—	—	232.3	—	311.4
Equity securities, trading	—	—	—	0.7	—	—
Separate account assets	12.5	—	5.9	3.1	—	38.7

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

	For the year ended December 31, 2016
	Transfers out	Transfers out	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 1 into	of Level 2 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 2	Level 3	Level 1	Level 3	Level 1	Level 2
	(in millions)
Assets
Fixed maturities, available-for-
sale:
Non-U.S. governments	$—	$—	$—	$—	$—	$32.6
Corporate	—	—	—	15.7	—	1.7
Commercial mortgage-backed
securities	—	—	—	35.4	—	2.3
Other debt obligations	—	—	—	—	—	16.6
Total fixed maturities,
available-for-sale	—	—	—	51.1	—	53.2
Separate account assets	45.4	—	4.9	5.3	—	0.8

	For the year ended December 31, 2015
	Transfers out	Transfers out	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 1 into	of Level 2 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 2	Level 3	Level 1	Level 3	Level 1	Level 2
	(in millions)
Assets
Fixed maturities, available-for-
sale:
Corporate	$—	$—	$—	$42.8	$—	$87.5
Commercial mortgage-backed
securities	—	—	—	—	—	7.6
Other debt obligations	—	—	—	—	—	64.0
Total fixed maturities,
available-for-sale	—	—	—	42.8	—	159.1
Other investments	—	—	5.4	—	—	35.0
Separate account assets	26.9	—	8.1	8.5	—	0.3

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Separate account assets transferred between Level 1 and Level 2 during 2017, 2016 and 2015, primarily related to foreign equity securities. When these securities are valued at the close price of the local exchange where the assets traded, they are reflected in Level 1. When events materially affecting the value occur between the close of the local exchange and the New York Stock Exchange, we use adjusted prices determined by a third party pricing vendor to update the foreign market closing prices and the fair value is reflected in Level 2.

Other investments transferred from Level 2 into Level 1 during 2015, primarily included assets valued using a NAV with a quoted price in an active market for identical assets as a result of additional analysis to clarify the source of the quoted price.

Assets transferred into Level 3 during 2017, 2016 and 2015, primarily included those assets for which we are now unable to obtain pricing from a recognized third party pricing vendor as well as assets that were previously priced using a matrix valuation approach that may no longer be relevant when applied to asset-specific situations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Assets transferred out of Level 3 during 2017, 2016 and 2015, included those for which we are now able to obtain pricing from a recognized third party pricing vendor or from internal models using substantially all market observable information. Additionally, for the year ended December 31, 2015, assets transferred out of Level 3 included assets valued using the measurement alternative for CCFEs for which the corresponding liabilities have the more observable fair value and are reflected in Level 2.

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for recurring fair value measurements categorized within Level 3, excluding assets and liabilities for which significant quantitative unobservable inputs are not developed internally, which primarily consists of those valued using broker quotes or the measurement alternative for CCFEs. Refer to “Assets and liabilities measured at fair value on a recurring basis” for a complete valuation hierarchy summary.

	December 31, 2017
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
	(in millions)
Assets
Fixed maturities, available-for-sale:
Non-U.S. governments	$6.1	Discounted cash flow	Discount rate (1)	2.7%	2.7%
			Illiquidity premium	50 basis points ("bps")	50bps
			Comparability adjustment	(25)bps	(25)bps
Corporate	51.0	Discounted cash flow	Discount rate (1)	1.9%-7.5%	4.6%
			Illiquidity premium	0bps-60bps	21bps
Commercial mortgage-backed securities	0.5	Discounted cash flow	Discount rate (1)	6.0%	6.0%
			Probability of default	85.0%	85.0%
			Potential loss severity	32.0%	32.0%
Other debt obligations	2.3	Discounted cash flow	Discount rate (1)	5.0%	5.0%
			Illiquidity premium	500bps	500bps
Separate account assets	7,484.6	Discounted cash flow - mortgage loans	Discount rate (1)	2.3%-8.0%	4.8%
			Illiquidity premium	0bps-60bps	17bps
			Credit spread rate	62bps-690bps	293bps
		Discounted cash flow - real estate	Discount rate (1)	5.8%-17.2%	6.9%
			Terminal capitalization rate	4.3%-9.3%	6.1%
			Average market rent growth rate	0.5%-4.7%	2.9%
		Discounted cash flow - real estate debt	Loan to value	12.1%-71.4%	45.8%
			Market interest rate	3.1%-4.5%	3.8%

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

December 31, 2017
Assets /
(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
(in millions)
Liabilities
Investment contracts	(119.60)	Discounted cash flow	Long duration interest rate	2.5% (2)
			Long-term equity market volatility	18.7%-41.1%
			Non-performance risk	0.2%-1.2%
			Utilization rate	See note (3)
			Lapse rate	1.3%-9.3%
			Mortality rate	See note (4)

	December 31, 2016
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
	(in millions)
Assets
Fixed maturities, available-for-sale:
Non-U.S. governments	$7.6	Discounted cash flow	Discount rate (1)	2.3%	2.3%
			Illiquidity premium	50 bps	50bps
			Comparability adjustment	(25)bps	(25)bps
Corporate	49.8	Discounted cash flow	Discount rate (1)	1.5%-7.6%	4.0%
			Illiquidity premium	0bps-60bps	27bps
			Comparability adjustment	0bps-20bps	6bps
Commercial mortgage-backed securities	49.3	Discounted cash flow	Discount rate (1)	3.1%-12.8%	10.2%
			Probability of default	0.0%-10.0%	7.8%
			Potential loss severity	0.0%-99.5%	39.5%
Collateralized debt obligations	0.2	Discounted cash flow	Discount rate (1)	95.1%	95.1%
			Probability of default	100.0%	100.0%
			Potential loss severity	91.2%	91.2%
Other debt obligations	6.8	Discounted cash flow	Discount rate (1)	5.0%	5.0%
			Illiquidity premium	500bps	500bps
Fixed maturities, trading	10.5	Discounted cash flow	Discount rate (1)	2.3%-9.0%	2.7%
			Illiquidity premium	0bps-300bps	240bps

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

	December 31, 2016
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
	(in millions)
Other investments	36.9	Discounted cash flow - equity method real estate investments	Discount rate (1)	7.6%	7.6%
			Terminal capitalization rate	6.8%	6.8%
			Average market rent growth rate	2.9%	2.9%
		Discounted cash flow - equity method real estate investments - debt	Loan to value	52.5%	52.5%
			Credit spread rate	2.1%	2.1%
Separate account assets	7,225.4	Discounted cash flow - mortgage loans	Discount rate (1)	1.4%-5.3%	3.7%
			Illiquidity premium	0bps-60bps	13bps
			Credit spread rate	83bps-472bps	227bps
		Discounted cash flow - real estate	Discount rate (1)	5.8%-16.2%	7.0%
			Terminal capitalization rate	4.3%-9.3%	6.1%
			Average market rent growth rate	1.8%-4.3%	2.9%
		Discounted cash flow - real estate debt	Loan to value	6.3%-69.7%	47.0%
			Market interest rate	3.3%-4.6%	3.9%

Liabilities
Investment contracts	(130.80)	Discounted cash flow	Long duration interest rate	2.6% (2)
			Long-term equity market volatility	18.8%-45.9%
			Non-performance risk	0.3%-1.7%
			Utilization rate	See note (3)
			Lapse rate	0.5%-11.8%
			Mortality rate	See note (4)

(1)
Represents market comparable interest rate or an index adjusted rate used as the base rate in the discounted cash flow analysis prior to any credit spread, illiquidity or other adjustments, where applicable.

(2)
Represents the range of rate curves used in the valuation analysis that we have determined market participants would use when pricing the instrument. Derived from interpolation between various observable swap rates.

(3)	This input factor is the number of contractholders taking withdrawals as well as the amount and timing of the withdrawals and a range does not provide a meaningful presentation.

(4)	This input is based on an appropriate industry mortality table and a range does not provide a meaningful presentation.

Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of the assets to significantly decrease or increase, respectively. Additionally, we may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Embedded derivatives can be either assets or liabilities within the investment contracts line item, depending on certain inputs at the reporting date. Increases to an asset or decreases to a liability are described as increases to fair value. Increases or decreases in market volatilities could cause significant decreases or increases, respectively, in the fair value of embedded derivatives in investment contracts. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value and impact the discount rate used in the discounted future cash flows valuation. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals. Increases or decreases in risk free rates could cause the fair value of the embedded derivative to significantly increase or decrease, respectively. Increases or decreases in our own credit risks, which impact the rates used to discount future cash flows, could significantly increase or decrease, respectively, the fair value of the embedded derivative. All of these changes in fair value would impact net income.

Decreases or increases in the mortality rate assumption could cause the fair value of the embedded derivative to decrease or increase, respectively. Decreases or increases in the overall lapse rate assumption could cause the fair value of the embedded derivative to decrease or increase, respectively. The lapse rate assumption varies dynamically based on the relationship of the guarantee and associated account value. A stronger or weaker dynamic lapse rate assumption could cause the fair value of the embedded derivative to decrease or increase, respectively. The utilization rate assumption includes how many contractholders will take withdrawals, when they will take them and how much of their benefit they will take. Increases or decreases in the assumption of the number of contractholders taking withdrawals could cause the fair value of the embedded derivative to decrease or increase, respectively. Assuming contractholders take withdrawals earlier or later could cause the fair value of the embedded derivative to decrease or increase, respectively. Assuming contractholders take more or less of their benefit could cause the fair value of the embedded derivative to decrease or increase, respectively.

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

Certain assets are measured at fair value on a nonrecurring basis. During 2017, certain mortgage loans had been marked to fair value of $0.7 million. The net impact of write-downs of loans reclassified to held-for-sale, impairments and improvements in estimated fair value of previously impaired loans resulted in a net loss of $0.3 million that was recorded in net realized capital gains (losses) as part of the mortgage loan valuation allowance. This includes the impact of certain loans no longer on our books. These collateral-dependent mortgage loans are a Level 3 fair value measurement, as fair value is based on the fair value of the underlying real estate collateral, which is estimated using appraised values that involve significant unobservable inputs.

During 2017, certain real estate had been written down to fair value of $2.1 million. This write down resulted in a loss of $1.1 million that was recorded in net realized capital gains (losses). This is a Level 3 fair value measurement, as the fair value of real estate is estimated based on a discounted cash flow valuation from an internal model. Significant inputs used in the discounted cash flow calculation include a discount rate, terminal capitalization rate and average market rent growth. The ranges of inputs used in the fair value measurements for the real estate marked to fair value during 2017 were:

Discount rate = 11.5%
Terminal capitalization rate = 9.0%

During 2016, certain mortgage loans had been marked to fair value of $2.7 million. The net impact of write-downs of loans reclassified to held-for-sale, impairments and improvements in estimated fair value of previously impaired loans resulted in a net loss of $2.4 million that was recorded in net realized capital gains (losses) as part of the mortgage loan valuation allowance. This includes the impact of certain loans no longer on our books. These collateral-dependent mortgage loans are a Level 3 fair value measurement, as fair value is based on the fair value of the underlying real estate collateral, which is estimated using appraised values that involve significant unobservable inputs.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

During 2016, certain real estate had been written down to fair value of $13.9 million. This write down resulted in a loss of $5.3 million, of which $4.5 million was a lower of cost or market adjustment on held-for-sale real estate recorded in net investment income and the remaining $0.8 million was recorded in net realized capital gains (losses). This is a Level 3 fair value measurement, as the fair value of real estate is estimated based on a discounted cash flow valuation from an internal model. Significant inputs used in the discounted cash flow calculation include a discount rate, terminal capitalization rate and average market rent growth. The ranges of inputs used in the fair value measurements for the real estate marked to fair value during 2016 were:

Discount rate = 10.3%
Terminal capitalization rate = 9.0%
Average market rent growth = 0.0%

During 2015, certain mortgage loans had been marked to fair value of $8.5 million. The net impact of write-downs of loans reclassified to held-for-sale, impairments and improvements in estimated fair value of previously impaired loans resulted in a net loss of $3.5 million that was recorded in net realized capital gains (losses) as part of the mortgage loan valuation allowance. This includes the impact of certain loans no longer on our books. These collateral-dependent mortgage loans are a Level 3 fair value measurement, as fair value is based on the fair value of the underlying real estate collateral, which is estimated using appraised values that involve significant unobservable inputs.

During 2015, certain real estate had been written down to fair value of $30.9 million. This write down resulted in a loss of $2.9 million that was recorded in net realized capital gains (losses). This is a Level 3 fair value measurement, as the fair value of real estate is estimated based on a discounted cash flow valuation from an internal model. Significant inputs used in the discounted cash flow calculation include a discount rate, terminal capitalization rate and average market rent growth. The ranges of inputs used in the fair value measurements for the real estate marked to fair value during 2015 were:

Discount rate = 8.6% - 10.5%
Terminal capitalization rate = 7.3% - 8.5%
Average market rent growth = 2.7% - 3.0%

Fair Value Option

We elected fair value accounting for:

•
Certain commercial mortgage loans of consolidated VIEs for which it was not practicable for us to determine the carrying value. In addition, as of December 31, 2016, we had certain obligations of consolidated VIEs for which it was not practicable for us to determine the carrying value. The synthetic entity that had these obligations matured in the first quarter of 2017.

•
Certain real estate ventures that are subject to the equity method of accounting because the nature of the investments is to add value to the properties and generate income from the operations of the properties. Other equity method real estate investments are not fair valued because the investments mainly generate income from the operations of the underlying properties.

•
Certain investment funds for which we do not have enough influence to account for under the equity method in order to reflect the economics of the investment in the financial statements. We do not elect the fair value option for other similar investments as these investments are generally accounted for under the equity method of accounting.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

The following tables present information regarding the assets and liabilities for which the fair value option was elected.

	December 31, 2017	December 31, 2016
	(in millions)
Commercial mortgage loans of consolidated VIEs (1) (2)
Fair value	$9.3	$12.4
Aggregate contractual principal	9.2	12.0

Obligations of consolidated VIEs (3)
Fair value	—	59.9
Aggregate unpaid principal	—	60.0

Real estate ventures (1)
Fair value	6.5	36.9

Investment funds (1)
Fair value	45.2	36.9

(1)	Reported with other investments in the consolidated statements of financial position.

(2)	None of the loans were more than 90 days past due or in non-accrual status.

(3)	Reported with other liabilities in the consolidated statements of financial position.

	For the year ended December 31,
	2017	2016	2015

Commercial mortgage loans of consolidated VIEs
Change in fair value pre-tax loss (1) (2)	$(0.4)	$(0.1)	$(2.0)
Interest income (3)	0.9	1.2	3.6

Obligations of consolidated VIEs
Change in fair value pre-tax loss - instrument-specific credit risk (2) (4)	(0.1)	(9.8)	(1.9)
Change in fair value pre-tax loss (2)	(0.1)	(9.8)	(2.1)
Interest expense (5)	0.3	1.1	1.1

Real estate ventures
Change in fair value pre-tax gain (6)	3.8	1.5	7.2

Investment funds
Change in fair value pre-tax gain (6) (7)	1.7	2.8	—
Dividend income (6)	1.9	0.3	—

(1)	None of the change in fair value related to instrument-specific credit risk.

(2)	Reported in net realized capital gains (losses) on the consolidated statements of operations.

(3)	Reported in net investment income on the consolidated statements of operations and recorded based on the effective interest rates as determined at the closing of the loan.

(4)	Estimated based on credit spreads and quality ratings.

(5)	Reported in operating expenses on the consolidated statements of operations.

(6)	Reported in net investment income on the consolidated statements of operations.

(7)	Absent the fair value election, the change in fair value on the investments would be reported in OCI

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Financial Instruments Not Reported at Fair Value

The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value were as follows:

	December 31, 2017
			Fair value hierarchy level
	Carrying amount	Fair value	Level 1	Level 2	Level 3
	(in millions)
Assets (liabilities)
Mortgage loans	$13,452.1	$13,744.8	$—	$—	$13,744.8
Policy loans	765.7	952.4	—	—	952.4
Other investments	218.4	215.6	—	141.0	74.6
Cash and cash equivalents	549.2	549.2	549.2	—	—
Investment contracts	(30,223.7)	(29,700.2)	—	(4,736.0)	(24,964.2)
Long-term debt	(50.5)	(49.0)	—	—	(49.0)
Separate account liabilities	(104,011.7)	(103,049.7)	—	—	(103,049.7)
Bank deposits	(2,336.4)	(2,328.9)	(1,780.3)	(548.6)	—
Cash collateral payable	(106.6)	(106.6)	(106.6)	—	—

	December 31, 2016
			Fair value hierarchy level
	Carrying amount	Fair value	Level 1	Level 2	Level 3
	(in millions)
Assets (liabilities)
Mortgage loans	$12,645.1	$12,868.1	$—	$—	$12,868.1
Policy loans	784.8	969.8	—	—	969.8
Other investments	193.6	200.1	—	121.0	79.1
Cash and cash equivalents	377.9	377.9	377.9	—	—
Investment contracts	(30,231.9)	(29,788.6)	—	(5,400.8)	(24,387.8)
Short-term debt	(76.5)	(76.5)	—	(76.5)	—
Separate account liabilities	(91,608.0)	(90,724.5)	—	—	(90,724.5)
Bank deposits	(2,199.8)	(2,204.1)	(1,585.1)	(619.0)	—
Cash collateral payable	(564.7)	(564.7)	(564.7)	—	—

Mortgage Loans

Fair values of commercial and residential mortgage loans are primarily determined by discounting the expected cash flows at current treasury rates plus an applicable risk spread, which reflects credit quality and maturity of the loans. The risk spread is based on market clearing levels for loans with comparable credit quality, maturities and risk. The fair value of mortgage loans may also be based on the fair value of the underlying real estate collateral less cost to sell, which is estimated using appraised values. These are reflected in Level 3.

Policy Loans

Fair values of policy loans are estimated by discounting expected cash flows using a risk-free rate based on the Treasury curve. The expected cash flows reflect an estimate of timing of the repayment of the loans. These are reflected in Level 3.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Other Investments

The fair value of commercial loans and certain consumer loans included in other investments is calculated by discounting expected cash flows through the estimated maturity date using market interest rates that reflect the credit and interest rate risk inherent in the loans. The estimate of term to maturity is based on historical experience, adjusted as required, for current economic and lending conditions. The effect of non-performing loans is considered in assessing the credit risk inherent in the fair value estimate. These are reflected in Level 3. The fair value of certain tax credit investments are estimated by discounting expected future tax benefits using estimated investment return rates. These are reflected in Level 3. The carrying value of the remaining investments reported in this line item approximate their fair value. These are reflected in Level 2.

Cash and Cash Equivalents

The carrying amount of cash and cash equivalents not reported at fair value on a recurring basis approximates its fair value, which is reflected in Level 1 given the nature of cash.

Investment Contracts

The fair values of our reserves and liabilities for investment contracts are determined via a third party pricing vendor or using discounted cash flow analyses when we are unable to find a price from third party pricing vendors. Third party pricing on various outstanding medium-term notes and funding agreements is based on observable inputs such as benchmark yields and spreads based on reported trades for our medium-term notes and funding agreement issuances. These are reflected in Level 2. The discounted cash flow analyses for the remaining contracts is based on current interest rates, including non-performance risk, being offered for similar contracts with maturities consistent with those remaining for the investment contracts being valued. These are reflected in Level 3. Investment contracts include insurance, annuity and other contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing in the consolidated statements of financial position. Insurance contracts include insurance, annuity and other contracts that do involve significant mortality or morbidity risk. The fair values for our insurance contracts, other than investment contracts, are not required to be disclosed.

Short-Term Debt

The carrying amount of short-term debt approximates its fair value because of the relatively short time between origination of the debt instrument and its maturity, which is reflected in Level 2.

Long-Term Debt

Our long-term debt includes non-recourse mortgages and notes payable that are primarily financings for real estate developments for which the fair values are estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements. These are reflected in Level 3.

Separate Account Liabilities

Fair values of separate account liabilities, excluding insurance-related elements, are estimated based on market assumptions around what a potential acquirer would pay for the associated block of business, including both the separate account assets and liabilities. As the applicable separate account assets are already reflected at fair value, any adjustment to the fair value of the block is an assumed adjustment to the separate account liabilities. To compute fair value, the separate account liabilities are originally set to equal separate account assets because these are pass-through contracts. The separate account liabilities are reduced by the amount of future fees expected to be collected that are intended to offset upfront acquisition costs already incurred that a potential acquirer would not have to pay. The estimated future fees are adjusted by an adverse deviation discount and the amount is then discounted at a risk-free rate as measured by the yield on Treasury securities at maturities aligned with the estimated timing of fee collection. These are reflected in Level 3.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

Bank Deposits

The fair value of deposits of our Principal Bank subsidiary with no stated maturity is equal to the amount payable on demand (i.e., their carrying amounts). These are reflected in Level 1. The fair value of certificates of deposit is based on the discounted value of contractual cash flows. The discount is estimated using the rates currently offered for deposits of similar remaining maturities. These are reflected in Level 2.

Cash Collateral Payable

The carrying amount of the payable associated with our obligation to return the cash collateral received under derivative credit support annex (collateral) agreements approximates its fair value, which is reflected in Level 1.

17. Statutory Insurance Financial Information

We, the largest indirect subsidiary of PFG, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa (the “State of Iowa”). The State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company to determine its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners' (“NAIC”) Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner has the right to permit other specific practices that deviate from prescribed practices. For the years ended, December 31, 2017, 2016 and 2015, our use of prescribed statutory accounting practices resulted in higher (lower) statutory net income of $12.2 million, $3.8 million and $(2.1) million, respectively, relative to the accounting practices and procedures of the NAIC due to its accounting for derivatives that hedge some of its equity indexed products. In addition, as of December 31, 2017 and 2016, our permitted statutory accounting practice relating to variable annuities with a guaranteed living benefit rider resulted in lower statutory surplus of $123.9 million and $180.5 million, respectively, relative to carrying certain interest rate swaps at book value rather than fair value, as if they received hedge accounting treatment for statutory. Statutory accounting practices differ from U.S. GAAP primarily due to charging policy acquisition costs to expense as incurred, establishing reserves using different actuarial assumptions, valuing investments on a different basis and not admitting certain assets, including certain net deferred income tax assets.

We cede certain term and universal life insurance statutory reserves to our affiliated reinsurance subsidiaries on a funds withheld coinsurance basis. The reserves are secured by cash, invested assets and financing provided by highly rated third parties. As of December 31, 2017 and 2016, our affiliated reinsurance subsidiaries assumed statutory reserves of $5,977.3 million and $4,734.0 million from us, respectively. In the states of Vermont and Delaware, the affiliated reinsurers had permitted and prescribed practices allowing for the admissibility of certain assets backing these reserves. As of December 31, 2017 and 2016, assets admitted under these practices totaled $2,417.7 million and $1,809.0 million, respectively.

Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2017, we met the minimum RBC requirements.

Our statutory net income and statutory capital and surplus were as follows:

	As of or for the year ended December 31,
	2017	2016	2015
	(in millions)
Statutory net income	$1,976.7	$996.7	$948.6
Statutory capital and surplus	4,946.8	4,643.8	4,496.7

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

18. Segment Information

We provide financial products and services through the following segments: 1) Retirement and Income Solutions and 2) U.S. Insurance Solutions. In addition, we have a Corporate segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.

On May 1, 2017, we sold our ownership interest in PGI LLC to PFS as part of a common control transaction. PGI LLC comprised substantially our entire Principal Global Investors segment, which provided asset management services to our asset accumulation business, our insurance operations, the Corporate segment and third party clients. The results of PGI LLC are reported as discontinued operations in the consolidated statements of operations, which are excluded from segment results. The remaining immaterial components of that segment are now reported in the Corporate segment. This reporting change was applied retrospectively to our segment information but did not impact our consolidated financial statements.

The Retirement and Income Solutions segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals.

The U.S. Insurance Solutions segment provides specialty benefits insurance, which consists of group dental and vision insurance, individual and group disability insurance, group life insurance and non-medical fee-for-service claims administration, and individual life insurance, which provides solutions for the business market as well as our retail customers throughout the United States.

The Corporate segment manages the assets representing capital that has not been allocated to any other segment. Financial results of the Corporate segment primarily reflect income on capital not allocated to other segments, inter‑segment eliminations, income tax risks and certain income, expenses and other adjustments not allocated to other segments based on the nature of such items. Results of our exited group medical and long-term care insurance businesses are reported in this segment.

Management uses segment pre-tax operating earnings in evaluating performance, which is consistent with the financial results provided to and discussed with securities analysts. We determine segment pre-tax operating earnings by adjusting U.S. GAAP income before income taxes for pre-tax net realized capital gains (losses), as adjusted, pre-tax other adjustments that management believes are not indicative of overall operating trends and certain adjustments related to equity method investments and noncontrolling interest. Pre-tax net realized capital gains (losses), as adjusted, are net of related changes in the amortization pattern of DAC and related actuarial balances, recognition of deferred front-end fee revenues for sales charges on retirement and life insurance products and services, amortization of hedge accounting book value adjustments for certain discontinued hedges, net realized capital gains and losses distributed and certain market value adjustments to fee revenues. Pre-tax net realized capital gains (losses), as adjusted, exclude periodic settlements and accruals on derivative instruments not designated as hedging instruments and exclude certain market value adjustments of embedded derivatives and realized capital gains (losses) associated with our exited group medical insurance business. Segment operating revenues exclude net realized capital gains (losses) (except periodic settlements and accruals on derivatives not designated as hedging instruments), including their impact on recognition of front-end fee revenues, certain market value adjustments to fee revenues and amortization of hedge accounting book value adjustments for certain discontinued hedges, pre-tax other adjustments management believes are not indicative of overall operating trends and revenue from our exited group medical insurance business. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of segment pre-tax operating earnings enhances the understanding of our results of operations by highlighting pre-tax earnings attributable to the normal, ongoing operations of the business.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

The accounting policies of the segments are consistent with the accounting policies for the consolidated financial statements, with the exception of (1) other postretirement employee benefit cost allocations and (2) income tax allocations. For purposes of determining pre-tax operating earnings, the segments are allocated the service component of other postretirement benefit costs. The Corporate segment reflects the non-service component of other postretirement benefit costs for the plans we sponsor as assumptions are established and funding decisions are managed from a company-wide perspective. The Corporate segment functions to absorb the risk inherent in interpreting and applying tax law. For purposes of determining non-GAAP operating earnings, the segments are allocated tax adjustments consistent with the positions we took on tax returns. The Corporate segment results reflect any differences between the tax returns and the estimated resolution of any disputes.

The following tables summarize select financial information by segment, including operating revenues for our products and services, and reconcile segment totals to those reported in the consolidated financial statements:

	December 31, 2017	December 31, 2016
	(in millions)
Assets:
Retirement and Income Solutions	$169,717.6	$152,682.4
Principal Global Investors (discontinued operations)	—	760.6
U.S. Insurance Solutions	24,742.0	22,868.8
Corporate (1)	4,176.4	3,998.3
Total consolidated assets	$198,636.0	$180,310.1

(1) The December 31, 2016, assets of the Corporate segment include $(90.7) million of inter-segment eliminations that are related to assets of discontinued operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

	For the year ended December 31,
	2017	2016	2015
	(in millions)
Operating revenues by segment:
Retirement and Income Solutions:
Retirement and Income Solutions - Fee	$1,821.0	$1,743.2	$1,774.0
Retirement and Income Solutions - Spread	5,344.6	4,407.5	4,392.9
Total Retirement and Income Solutions (1)	7,165.6	6,150.7	6,166.9
U.S. Insurance Solutions
Specialty benefits insurance	2,169.6	2,009.1	1,866.0
Individual life insurance	1,725.9	1,622.1	1,569.3
Eliminations	(0.1)	(0.1)	(0.1)
Total U.S. Insurance Solutions	3,895.4	3,631.1	3,435.2
Corporate	4.8	(6.7)	(21.1)
Total segment operating revenues	11,065.8	9,775.1	9,581.0
Net realized capital gains (losses), net of related revenue adjustments	321.4	13.9	(125.6)
Other income on an indemnified uncertain tax position	—	—	60.2
Exited group medical insurance business	—	—	1.3
Total revenues per consolidated statements of operations	$11,387.2	$9,789.0	$9,516.9

Pre-tax operating earnings (losses) by segment:
Retirement and Income Solutions	$899.8	$794.5	$740.1
U.S. Insurance Solutions	382.6	359.6	428.6
Corporate	45.0	24.6	(19.2)
Total segment pre-tax operating earnings	1,327.4	1,178.7	1,149.5
Pre-tax net realized capital gains (losses), as adjusted (2)	424.6	(7.6)	(131.5)
Pre-tax other adjustments (3)	(35.0)	—	11.7
Adjustments related to equity method investments	1.0	22.5	7.1
Income before income taxes per consolidated statements
of operations	$1,718.0	$1,193.6	$1,036.8

(1)	Reflects inter-segment revenues of $402.8 million, $373.3 million and $422.7 million for the years ended December 31, 2017, 2016 and 2015, respectively.
(2) Pre-tax net realized capital gains (losses), as adjusted, is derived as follows:

	For the year ended December 31,
	2017	2016	2015
	(in millions)
Net realized capital gains (losses):
Net realized capital gains (losses)	$372.0	$97.9	$(27.20)
Derivative and hedging-related adjustments	(50.30)	(81.70)	(97.20)
Market value adjustments to fee revenues	(0.10)	(2.50)	(1.10)
Recognition of front-end fee revenue	(0.20)	0.2	(0.10)
Net realized capital gains (losses), net of related revenue adjustments	321.4	13.9	(125.60)
Amortization of deferred acquisition costs and other actuarial balances	55.5	(77.00)	(13.60)
Capital (gains) losses distributed	(0.40)	5.5	7.9
Market value adjustments of embedded derivatives	48.1	50.0	(0.20)
Pre-tax net realized capital gains (losses), as adjusted (a)	$424.6	$(7.60)	$(131.50)

(a)	As adjusted before noncontrolling interest capital gains (losses) and net realized capital gains (losses) associated with exited group medical insurance business.

(3)	For the year ended December 31, 2017, pre-tax other adjustments included the negative effect of a contribution made to The Principal Financial Group Foundation, Inc.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

For the year ended December 31, 2015, pre-tax other adjustments included the positive effect of the impact of a court ruling on some uncertain tax positions ($15.1 million) and the negative effect of losses associated with our exited group medical insurance business that did not qualify for discontinued operations accounting treatment under U.S. GAAP ($3.4 million).

The following is a summary of income tax expense (benefit) allocated to our segments for purposes of determining non-GAAP operating earnings. Segment income taxes are reconciled to income taxes reported on our consolidated statements of operations.

	For the year ended December 31,
	2017	2016	2015
	(in millions)
Income tax expense (benefit) by segment:
Retirement and Income Solutions	$109.5	$98.6	$76.1
U.S. Insurance Solutions	124.0	118.2	142.9
Corporate	(0.9)	(2.5)	(8.7)
Total segment income taxes from operating earnings	232.6	214.3	210.3
Tax benefit related to net realized capital losses, as adjusted	188.8	(2.4)	(39.5)
Tax expense (benefit) related to other after-tax adjustments (1)	(939.9)	—	44.2
Certain adjustments related to equity method investments	0.1	—	—
Total income taxes (benefits) per consolidated statements of
operations	$(518.4)	$211.9	$215.0

(1)	The 2017 tax benefit includes $927.7 million associated with the U.S. tax reform.

The following is a summary of depreciation and amortization expense allocated to our segments for purposes of determining pre-tax operating earnings. Segment depreciation and amortization is reconciled to depreciation and amortization included in operating expenses in our consolidated statements of operations.

	For the year ended December 31,
	2017	2016	2015
	(in millions)
Depreciation and amortization expense by segment:
Retirement and Income Solutions	$30.6	$30.4	$28.3
U.S. Insurance Solutions	20.6	20.0	17.3
Corporate	5.2	4.8	4.4
Total depreciation and amortization expense included in our
consolidated statements of operations	$56.4	$55.2	$50.0

19. Stock-Based Compensation Plans

As of December 31, 2017, our ultimate parent, PFG, sponsored the 2014 Stock Incentive Plan, the Employee Stock Purchase Plan, the Amended and Restated 2010 Stock Incentive Plan and the Stock Incentive Plan ("Stock-Based Compensation Plans"), which resulted in expense to us. As of May 20, 2014, no new grants will be made under the Amended and Restated 2010 Stock Incentive Plan. No grants have been made under the Stock Incentive Plan since at least 2005. Under the terms of the 2014 Stock Incentive Plan, grants may be nonqualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units, stock appreciation rights, performance shares, performance units or other stock-based awards. To date, PFG has not granted any incentive stock options, restricted stock or performance units under any plans. The following Stock-Based Compensation Plans information represents all share based compensation data related to us and our subsidiaries’ employees.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

For awards with graded vesting, we use an accelerated expense attribution method. The compensation cost that was charged against income from continuing operations for stock-based awards granted under the Stock-Based Compensation Plans was as follows:

	For the year ended December 31,
	2017	2016	2015
	(in millions)
Compensation cost	$28.4	$28.4	$26.0
Related income tax benefit	9.8	8.3	8.8
Capitalized as part of an asset	2.5	2.8	2.2

Nonqualified Stock Options
Nonqualified stock options were granted to certain employees under the 2014 Stock Incentive Plan, the Amended and Restated 2010 Stock Incentive Plan and the Stock Incentive Plan. Options outstanding were granted at an exercise price equal to the fair market value of PFG common stock on the date of grant, and expire ten years after the grant date. These options have graded vesting over a three-year period, except in the case of specific types of terminations.

The fair value of stock options is estimated using the Black‑Scholes option pricing model. The following is a summary of the assumptions used in this model for the stock options granted during the period:

	For the year ended December 31,
Options	2017	2016	2015
Expected volatility	27.6%	31.7%	52.2%
Expected term (in years)	7.0	6.5	6.5
Risk-free interest rate	2.2%	1.5%	1.8%
Expected dividend yield	2.87%	4.07%	2.81%
Weighted average estimated fair value	$15.31	$8.91	$20.43

We determine expected volatility based on a combination of historical volatility using daily price observations and implied volatility from traded options on PFG common stock. We believe that incorporating both historical and implied volatility into our expected volatility assumption calculation better reflects market expectations. The expected term represents the period of time that options granted are expected to be outstanding. We determine expected term using historical exercise and employee termination data. The risk-free rate for periods within the expected term of the option is based on the U.S. Treasury risk-free interest rate in effect at the time of grant. The dividend yield is based on historical dividend distributions compared to the closing price of PFG common shares on the grant date.

As of December 31, 2017, we had $2.5 million of total unrecognized compensation cost related to nonvested stock options. The cost is expected to be recognized over a weighted‑average service period of approximately 1.3 years.

Performance Share Awards

Performance share awards were granted to certain employees under the 2014 Stock Incentive Plan and the Amended and Restated 2010 Stock Incentive Plan. The performance share awards are treated as an equity award and are paid in shares. Whether the performance shares are earned depends upon the participant's continued employment through the performance period (except in the case of specific types of terminations) and PFG’s performance against three-year goals set at the beginning of the performance period. Performance goals based on various PFG factors must be achieved for any of the performance shares to be earned. If the performance requirements are not met, the performance shares will be forfeited, no compensation cost will be recognized and any previously recognized compensation cost will be reversed. These awards have no maximum contractual term. Dividend equivalents are credited on performance shares outstanding as of the record date. These dividend equivalents are only paid on the shares released.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2017

The fair value of performance share awards is determined based on the closing stock price of PFG common shares on the grant date. The weighted‑average grant-date fair value of performance share awards granted during 2017, 2016 and 2015 was $62.78, $37.38 and $51.33, respectively.

As of December 31, 2017, we had $4.0 million of total unrecognized compensation cost related to nonvested performance share awards granted. The cost is expected to be recognized over a weighted‑average service period of approximately 1.2 years.

Restricted Stock Units
Restricted stock units were granted to certain employees and agents under the 2014 Stock Incentive Plan, the Amended and Restated 2010 Stock Incentive Plan and Stock Incentive Plan. Restricted stock units are treated as equity awards and are paid in shares. Under these plans, awards have graded or cliff vesting over a three-year service period. When service for PFG ceases (except in the case of specific types of terminations), all vesting stops and unvested units are forfeited. These awards have no maximum contractual term. Dividend equivalents are credited on restricted stock units outstanding as of the record date. These dividend equivalents are only paid on the shares released.

The fair value of restricted stock units is determined based on the closing stock price of PFG common shares on the grant date. The weighted‑average grant-date fair value of restricted stock units granted during 2017, 2016 and 2015 was $62.80, $37.45 and $51.31, respectively.

As of December 31, 2017, we had $18.4 million of total unrecognized compensation cost related to nonvested restricted stock unit awards granted under these plans. The cost is expected to be recognized over a weighted‑average period of approximately 1.7 years.

Employee Stock Purchase Plan

Under the Employee Stock Purchase Plan, participating employees have the opportunity to purchase shares of PFG common stock on a semi-annual basis. Beginning in 2018, offering periods will move to quarterly. Employees may purchase up to $25,000 worth of PFG common stock each year. Employees may purchase shares of PFG common stock at a price equal to 85% of the shares' fair market value as of the beginning or end of the purchase period, whichever is lower.

We recognize compensation expense for the fair value of the discount granted to employees participating in the employee stock purchase plan in the period of grant. Shares of the Employee Stock Purchase Plan are treated as an equity award. The weighted-average fair value of the discount on the stock purchased was $14.72, $14.00 and $7.30 during 2017, 2016 and 2015, respectively.

20. Subsequent Event

On March 28, 2018, we paid an extraordinary dividend of $200.0 million to PFS. The extraordinary dividend was approved by the Commissioner.

Part C
Other Information
Item 26. Exhibits

(a)	Resolution of Board of Directors of the Depositor (Incorporated by Reference from Exhibit (a) to Registrant's filing on Form N-6 on 5/7/2004)(Accession No. 0000870786-04-000077)

(b)	Custodian Agreement - N/A

(c)	Underwriting Contracts

	(1)	Distribution Agreement (Incorporated by Reference from Exhibit (c1) to Registrant's filing on Form N-6 on 10/2/2008)(Accession No. 0000950137-08-012280)
	(2)	Selling Agreement (Incorporated by Reference from Registrant's Filing on Form N-6 on 10/24/2007, File No. 333-146532)
	(3)	Registered Representative Agreement (Incorporated by Reference from Registrant's Filing on Form N-6 on 10/24/2007, File No. 333-146532)

(d)	Contracts (Exhibits (d1) through (d7) Incorporated by Reference from Exhibits (d1) through (d7) to Registrant's filing on Form N-6 on 2/13/2008)(Accession No. 0000950137-08-002148)

	(1)	Form of Specimen Variable Life Contract
	(2)	Form of Specimen Change of Insured Rider
	(3)	Form of Specimen Death Benefit Guarantee Rider
	(4)	Form of Enhanced Cash Surrender Value Rider
	(5)	Form of Specimen Extended Coverage Rider
	(6)	Form of Specimen Supplemental Benefit Rider
	(7)	Form of Specimen Life Paid-up Rider
	(8)	Form of Modified Cash Surrender Value Rider -- Filed as Exhibit (d)(8) on 06/26/2014 (Accession No. 0000812797-14-000073)

(e)	Applications (Exhibits (e1) through (e3) Incorporated by Reference from Exhibits (e1) through (e3) to Registrant's filing on Form N-6 on 12/13/2008)(Accession No. 0000950137-08-002148)

	(1)	Form of Specimen Life Insurance Application
	(2)	Form of Specimen Guaranteed/Simplified Issue Life Insurance Application
	(3)	Form of Specimen Multi-Life Guaranteed Issue Life Insurance Application
	(4)	Form of Specimen Supplemental Application (Incorporated by Reference from Exhibit (e5) to Registrant's Filing on Form N-6 on 10/24/2007)(Accession No. 0000898745-07-000164)

(f)	Depositor's Certificate of Incorporation and By-laws

	(1)	Articles of Incorporation of the Depositor (Incorporated by Reference from Exhibit (a) to Registrant's filing on Form N-6 on 5/7/2004)(Accession No. 0000870786-04-000077)
	(2)	Bylaws of Depositor (Incorporated by Reference from Exhibit (a) to Registrant's filing on Form N-6 on 5/7/2004)(Accession No. 0000870786-04-000077)

(g)	Reinsurance Contracts

The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h)	Participation Agreements

1. AllianceBernstein
(a)
Administrative Services Agreement dated December 13, 2004 (Incorporated by Reference from Exhibit (h)(1)(c) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

	(b)	Participation Agreement dated December 15, 2004 (Incorporated by Reference from Exhibit (h)(1)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
	(c)	Amendment to Participation Agreement dated January 1, 2008 (Incorporated by Reference from Exhibit (h)(1)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)

(d)	Rule 22c-2 Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(1)(b) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(e)
Amendment 2 to Participation Agreement dated May 1, 2011 (Incorporated by Reference from Exhibit (h)(1)(e) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(f)
Amendment 3 to Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(1)(f) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(g)
Amendment 1 to Administrative Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(1)(g) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(h)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(1)(h) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

2. American Century
(a)	Shareholder Services Agreement dated April 1, 1999 (Incorporated by Reference from Exhibit (h)(3)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(b)	Rule 22c-2 Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(3)(b) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(c)	Amendment 1 to Shareholder Services Agreement dated May 1, 2001 (Incorporated by Reference from Exhibit (h)(3)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(d)	Amendment 2 to Shareholder Services Agreement dated May 1, 2002 (Incorporated by Reference from Exhibit (h)(3)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(e)	Amendment 3 to Shareholder Services Agreement dated May 1, 2004 (Incorporated by Reference from Exhibit (h)(3)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(f)
Amendment 4 to Shareholder Services Agreement dated October 13, 2005 (Incorporated by Reference from Exhibit (h)(3)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)

(g)
Amendment 5 to Shareholder Services Agreement dated June 1, 2011 (Incorporated by Reference from Exhibit (h)(2)(g) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(h)
Amendment 6 to Shareholder Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(2)(h) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(i)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(2)(i) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(j)
Amendment 7 to Shareholder Services Agreement dated March 20, 2014 (Incorporated by Reference from Exhibit (h)(2)(j) to Registrant's Filing on Form N-6 on 04/30/2014 (Accession No. 0000812797-14-000039)

3. American Funds
(a)	Fund Participation and Service Agreement dated May 1, 2014 -- Filed as exhibit 99.h03(a) on 04/27/2015 (Accession No. 0000812797-15-000030)
(b)	Rule 22c-2 Agreement dated May 19, 2014 -- Filed as exhibit 99.h03(b) on 04/27/2015 (Accession No. 0000812797-15-000030)
(c)	Business Agreement dated May 1, 2014 -- Filed as exhibit 99.h03(c) on 04/27/2015 (Accession No. 0000812797-15-000030)
(d)	Form of First Amendment To Fund Participation and Service Agreement -- Filed as exhibit 99.h03(d) on 04/27/2015 (Accession No. 0000812797-15-000030)

4. Calvert Variable Series, Inc.
(a)
Consolidated Fund Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(3)(a) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(b)	Amendment to Consolidated Fund Participation Agreement dated April 30, 2014 -- Filed as exhibit 99.h04(b) on 04/27/2015 (Accession No. 0000812797-15-000030)
(c)
Consolidated Administrative Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(3)(b) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(d)	Amendment to Consolidated Services Agreement dated April 30, 2014 -- Filed as exhibit 99.h04(d) on 04/27/2015 (Accession No. 0000812797-15-000030)
(e)	Rule 22c-2 Agreement (PLIC) dated March 29, 2007 -- Filed as exhibit 99.h04(e) on 04/27/2015 (Accession No. 0000812797-15-000030)
(f)	Rule 22c-2 Agreement (Princor) dated April 10, 2007 -- Filed as exhibit 99.h04(f) on 04/27/2015 (Accession No. 0000812797-15-000030)

5. ClearBridge (Legg Mason)
(a)	Participation Agreement dated April 26, 2013 (Incorporated by Reference from Exhibit (h)(5)(a) to Registrant's Filing on Form N-6 on 04/30/2014 (Accession No. 0000812797-14-000039)
(b)	Administrative Services Agreement dated April 26, 2013 (Incorporated by Reference from Exhibit (h)(5)(b) to Registrant's Filing on Form N-6 on 04/30/2014 (Accession No. 0000812797-14-000039)

6. Delaware Distributors
(a)	Participation Agreement dated April 26, 2010 (Incorporated by Reference from Exhibit (h)6(a) on 04/30/2014 (Accession No. 0000812797-14-000039)
(b)	Administrative Services Agreement dated April 26, 2010 (Incorporated by Reference from Exhibit (h)6(b) on 04/30/2014 (Accession No. 0000812797-14-000039)
(c)	Amendment 1 to Participation Agreement dated December 30, 2010 (Incorporated by Reference from Exhibit (h)6(c) on 04/30/2014 (Accession No. 0000812797-14-000039)
(d)	Amendment 2 to Participation Agreement dated April 4, 2014 (Incorporated by Reference from Exhibit (h)6(d) on 04/30/2014 (Accession No. 0000812797-14-000039)
(e)	Amendment 3 to Participation Agreement dated July 1, 2015 -- Filed as Exhibit (h)6(e) on 04/25/2016 (Accession No. 0000812797-16-000153)

7. Dreyfus
(a)
Participation Agreement dated March 26, 2001 (Incorporated by Reference from Exhibit (8)(d)(1) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(b)
Amendment to Participation Agreement dated March 26, 2002 (Incorporated by Reference from Exhibit (8)(d)(1) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(c)	Amendment 2 to Participation Agreement dated April 15, 2011 (Filed as Exhibit (h)7(g) on 04/25/2014 (Accession No. 0000812797-14-000019)
(d)	Amendment 3 to Participation Agreement dated April 25, 2012 (Filed as Exhibit (h)7(i) on 04/25/2014 (Accession No. 0000812797-14-000019)
(e)
Administrative Services Agreement dated March 26, 2002 (Incorporated by Reference from Exhibit (8)(d)(2) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(f)
Amendment to Administrative Services Agreement dated September 1, 2004 (Incorporated by Reference from Exhibit (8)(d)(2) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(g)	Amendment 2 to Administrative Services Agreement dated April 25, 2012 (Filed as Exhibit (h)7(j) on 04/25/2014 (Accession No. 0000812797-14-000019)
(h)
12b-1 Letter Agreement dated March 26, 2001 (Incorporated by Reference from Exhibit (8)(d)(3) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(i)	12b-1 Letter Agreement for Service Class Shares dated March 26, 2002 -- Filed as exhibit 99.h07(i) on 04/27/2015 (Accession No. 0000812797-15-000030)
(j)
Amendment to 12b-1 Letter Agreement dated September 1, 2004 (Incorporated by Reference from Exhibit (8)(d)(3) to the Form N-4 filed on 05/01/2008 by Principal Life Insurance Co Separate Account B, File No. 333-116220)(Accession No. 0000950137-08-006515)

(k)	Amendment 2 to 12b-1 Letter Agreement dated April 25, 2012 (Filed as Exhibit (h)7(h) on 04/25/2014 (Accession No. 0000812797-14-000019)
(l)	Rule 22c-2 (Supplemental) Agreement dated April 16, 2007 -- Filed as exhibit 99.h07(l) on 04/27/2015 (Accession No. 0000812797-15-000030)

8. DWS
(a)	Participation Agreement dated December 1, 2007 (Incorporated by Reference from Exhibit (h)(5) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(b)	Amendment 1 to Participation Agreement dated January 5, 2011 (Incorporated by Reference from Exhibit (h)(5) to Registrant's Filing on Form N-6 on 04/27/11)(Accession No. 0000898745-11-000198)
(c)	Amendment 2 to Participation Agreement dated May 1, 2011 (Incorporated by Reference from Exhibit (h)8(c) to Registrant's Filing on Form N-6 on 04/30/2014 (Accession No. 0000812797-14-000039)
(d)	Amendment 3 to Participation Agreement dated December 18, 2012 (Incorporated by Reference from Exhibit (h)8(c) to Registrant's Filing on Form N-6 on 04/30/2014 (Accession No. 0000812797-14-000039)
(e)	Amendment 4 to Participation Agreement dated April 10, 2013 (Incorporated by Reference from Exhibit (h)8(e) to Registrant's Filing on Form N-6 on 04/30/2014 (Accession No. 0000812797-14-000039)

9. Fidelity Distributors Corporation
(a)
Amended and Restated Participation Agreement dated December 20, 2004 (Incorporated by Reference from Exhibit (h)(6)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)

(b)	Services Agreement dated July 1, 1999 (Incorporated by Reference from Exhibit (h)(6)(b) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(c)	Service Contract (Service Class Shares) dated August 2, 1999 (Incorporated by Reference from Exhibit (h)(6)(c) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(d)	Service Contract (Initial Class Shares) dated March 1, 2000 (Incorporated by Reference from Exhibit (h)(6)(d) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(e)	Service Contract (Class 2 shares) dated April 1, 2002 (Incorporated by Reference from Exhibit (h)(6)(e) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(f)	Rule 22c-2 Shareholder Information Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(6)(f) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)

10. Franklin Templeton
(a)	Amended and Restated Participation Agreement dated November 1, 2007 (Incorporated by Reference from Exhibit (h)(7)(b) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(b)
Amendment 1 to Amended and Restated Participation Agreement dated September 10, 2009 (Incorporated by Reference from Exhibit (h)(7)(b) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(c)
Amendment 2 to Amended and Restated Participation Agreement dated August 16, 2010 (Incorporated by Reference from Exhibit (h)(7)(c) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(d)
Participation Agreement Addendum dated May 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(e) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(e)
Amendment 3 to Amended and Restated Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(d) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(f)	Amendment 4 to Amended and Restated Participation Agreement dated September 16, 2013 (Filed as Exhibit (h)10(j) on 04/25/2014 (Accession No. 0000812797-14-000019)
(g)	Amendment 5 to Amended and Restated Participation Agreement dated May 1, 2014 -- Filed as exhibit 99.h10(g) on 04/27/2015 (Accession No. 0000812797-15-000030)
(h)	Amendment 6 to Amended and Restated Participation Agreement dated September 16, 2014 -- Filed as exhibit 99.h10(h) on 04/27/2015 (Accession No. 0000812797-15-000030)
(i)	Administrative Services Agreement dated December 14, 2007 (Incorporated by Reference from Exhibit (h)(7)(c) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(j)
Amendment 1 to Administrative Services Agreement dated September 10, 2009 (Incorporated by Reference from Exhibit (h)(7)(g) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(k)
Amendment 2 to Administrative Services Agreement dated April 20, 2011 (Incorporated by Reference from Exhibit (h)(7)(h) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(l)
Amendment 3 to Administrative Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(i) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(m)	Amendment 4 to Administrative Services Agreement dated May 24, 2013 -- Filed as exhibit 99.h10(m) on 04/27/2015 (Accession No. 0000812797-15-000030)
(n)	(Accession No. Amendment 5 to Administrative Services Agreement dated May 1, 2014 -- Filed as exhibit 99.h.10(n) on 02/21/2017 (Accession No. 0000812797-17-000003)
(o)	Amendment 6 to Administrative Services Agreement dated August 30, 2016 -- Filed as exhibit 99.h.10(o) on 02/21/2017 (Accession No. 0000812797-17-000003)
(p)	Shareholder Information Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(7)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(q)	Amendment to Shareholder Information Agreement (22c-2) dated April 2015 -- Filed as exhibit 99.h10(o) on 04/27/2015 (Accession No. 0000812797-15-000030)
(r)	Amendment to Participation Agreement Addendum dated March 31, 2015 -- Filed as exhibit 99.h10(p) on 04/27/2015 (Accession No. 0000812797-15-000030)

11. Invesco (formerly AIM Advisors, Inc.)
(a)	Participation Agreement dated June 8, 1999 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(b)	Amendment 1 to Participation Agreement dated April 1, 2001 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(c)	Amendment 1 to Participation Agreement dated May 1, 2002 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(d)	Amendment 3 to Participation Agreement dated August 15, 2002 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(e)	Amendment 4 to Participation Agreement dated January 8, 2003 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(f)	Amendment 5 to Participation Agreement dated February 14, 2003 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(g)	Amendment 6 to Participation Agreement dated April 30, 2004 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(h)	Amendment 7 to Participation Agreement dated April 29, 2005 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(i)	Amendment 8 to Participation Agreement dated May 1, 2006 (Incorporated by Reference from Exhibit (h)(2)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(j)
Amendment 9 to Participation Agreement dated April 30, 2010 (Incorporated by Reference from Exhibit (h)(8)(j) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(k)
Amendment 10 to Participation Agreement dated April 1, 2011 (Incorporated by Reference from Exhibit (h)(8)(k) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(l)
Amendment 11 to Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(p) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(m)	Distribution Services Agreement dated October 1, 2002 (Incorporated by Reference from Exhibit (h)(2)(b) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(n)	Rule 22c-2 Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(2)(c) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(o)	Administrative Services Agreement dated June 8, 1999 (Incorporated by Reference from Exhibit (h)(2)(d) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(p)
Amendment 1 to Administrative Services Agreement dated April 30, 2004 (Incorporated by Reference from Exhibit (h)(8)(o) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(q)
Amendment 2 to Administrative Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(q) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(r)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(7)(r) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

12. Janus
(a)
Fund Participation Agreement dated August 28, 2000 (Incorporated by Reference from Exhibit (h)(9)(a) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(b)	Amendment 1 to Participation Agreement dated April 1, 2001 (Incorporated by Reference from Exhibit (h)(8) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(c)	Amendment 2 to Participation Agreement October 16, 2001 (Incorporated by Reference from Exhibit (h)(8) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(d)	Amendment 3 to Participation Agreement dated May 1, 2002 (Incorporated by Reference from Exhibit (h)(8) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(e)
Amendment 4 to Participation Agreement dated September 3, 2002 (Incorporated by Reference from Exhibit (h)(9)(e) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(f)
Amendment 5 to Participation Agreement dated January 8, 2003 (Incorporated by Reference from Exhibit (h)(9)(f) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(g)
Amendment 6 to Participation Agreement dated August 20, 2007 (Incorporated by Reference from Exhibit (h)(9)(g) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(h)
Amendment 7 to Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(8)(k) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(i)	Amendment 8 to Participation Agreement dated February 24, 2012 (Filed as Exhibit (h)13(o) on 04/25/2014 (Accession No. 0000812797-14-000019)
(j)
Distribution & Shareholder Services Agreement (Service Shares) dated August 28, 2000 (Incorporated by Reference from Exhibit (h)(8) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)

(k)	Acceptance Letter of New Distribution and Shareholder Services Agreement dated October 19, 2001 -- Filed as exhibit 99.h13(k) on 04/27/2015 (Accession No. 0000812797-15-000030)
(l)
Amendment 1 to Distribution and Shareholder Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(8)(l) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(m)	Administrative Services Letter Agreement dated August 14, 2006 (Incorporated by Reference from Exhibit (h)(8) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(n)	Administrative Services Letter Agreement dated May 6, 2008 -- Filed as exhibit 99.h13(n) on 04/27/2015 (Accession No. 0000812797-15-000030)
(o)
Amendment 1 to Administrative Services Letter Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(8)(m) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(p)
Supplemental Agreement dated April 12, 2007 to Distribution, Shareholder Servicing, Administrative Servicing and Fund/SERV Agreements Letter dated August 14, 2006 -- Filed as exhibit 99.h13(p) on 04/27/2015 (Accession No. 0000812797-15-000030)

(q)
Rule 22c-2 Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(9)(j) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(r)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(8)(n) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(s)	Letter regarding Handling of Mutual Fund Orders dated May 20, 2005 -- Filed as exhibit 99.h13(s) on 04/27/2015 (Accession No. 0000812797-15-000030)

13. Lord Abbett
(a)	Participation Agreement dated May 1, 2016 -- Filed as exhibit 99.h.13(a) on 02/21/2017 (Accession No. 0000812797-17-000003)
(b)	Administrative Service Agreement dated May 1, 2016 -- Filed as exhibit 99.h.13(b) on 02/21/2017 (Accession No. 0000812797-17-000003)

(c)	Service Agreement Letter dated May 1, 2016 -- Filed as exhibit 99.h.13(c) on 02/21/2017 (Accession No. 0000812797-17-000003)
(d)	Support Payment Agreement dated May 1, 2016 -- Filed as exhibit 99.h.13(d) on 02/21/2017 (Accession No. 0000812797-17-000003)

14. MFS
(a)	Amended and Restated Participation Agreement dated May 1, 2013 (Incorporated by Reference from Exhibit (h)13(a) to Registrant's Filing on Form N-6 on 04/30/2014 (Accession No. 0000812797-14-000039)
(b)	Amended and Restated Fund/Serv Supplement dated May 1, 2013 (Incorporated by Reference from Exhibit (h)13(b) to Registrant's Filing on Form N-6 on 04/30/2014 (Accession No. 0000812797-14-000039)
(c)	Amended and Restated Administrative Services Letter dated April 1, 2016 -- Filed as exhibit 99.h.14(c) on 02/21/2017 (Accession No. 0000812797-17-000003)
(d)
Rule 22c-2 Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(10)(m) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(e)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(9)(o) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

15. Neuberger Berman Advisors
(a)	Participation Agreement dated May 1, 2002 (Incorporated by Reference from Exhibit (h)(10)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(b)
Distribution and Administrative Services Agreement dated October 25, 2004 (Incorporated by Reference from Exhibit (h)(10)(b) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)

(c)	Rule 22c-2 Agreement dated April 16, 2007 (Incorporated by Reference from Exhibit (h)(10)(c) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(d)	Amendment 1 to Participation Agreement dated September 3, 2002 (Incorporated by Reference from Exhibit (h)(10)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(e)	Amendment 2 to Participation Agreement dated January 6, 2003 (Incorporated by Reference from Exhibit (h)(10)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(f)	Amendment 3 to Participation Agreement dated September 15, 2004 (Incorporated by Reference from Exhibit (h)(10)(a) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(g)
Amendment 4 to Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(10)(g) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(h)
Amendment 1 to Distribution and Administrative Services Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(10)(h) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(i)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(10)(i) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

16. Oppenheimer
(a)	Participation Agreement dated December 21, 2007 (Incorporated by Reference from Exhibit (h)(11) to Registrant's Filing on Form N-6 on 6/26/08)(Accession No. 0000950137-08-008766)
(b)
Amendment 1 to Participation Agreement dated November 9, 2011 (Incorporated by Reference from Exhibit (h)(11)(b) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(c)
Administrative Services Letter Agreement dated December 21, 2007 (Incorporated by Reference from Exhibit (h)(11)(c) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(d)
Amendment 1 to Administrative Services Letter Agreement dated November 9, 2011 (Incorporated by Reference from Exhibit (h)(11)(d) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

17. PIMCO
(a)	Participation Agreement dated March 9, 2009 (Incorporated by Reference from Exhibit (h)16(a) to Registrant's Filing on Form N-6 on 04/30/2014 (Accession No. 0000812797-14-000039)

(b)	Novation and Amendment dated October 22, 2010 (Incorporated by Reference from Exhibit (h)16(b) to Registrant's Filing on Form N-6 on 04/30/2014 (Accession No. 0000812797-14-000039)
(c)	Novation 1 dated October 22, 2010 (Incorporated by Reference from Exhibit (h)16(c) to Registrant's Filing on Form N-6 on 04/30/2014 (Accession No. 0000812797-14-000039)
(d)	Novation 2 dated October 22, 2010 (Incorporated by Reference from Exhibit (h)16(d) to Registrant's Filing on Form N-6 on 04/30/2014 (Accession No. 0000812797-14-000039)
(e)
Administrative Services Agreement (PIMCO Services) dated March 9, 2009 (Incorporated by Reference from Exhibit (h)16(e) to Registrant's Filing on Form N-6 on 04/30/2014 (Accession No. 0000812797-14-000039)

(f)
Administrative Services Agreement (PIMCO Trust) dated March 9, 2009 (Incorporated by Reference from Exhibit (h)16(f) to Registrant's Filing on Form N-6 on 04/30/2014 (Accession No. 0000812797-14-000039)

(g)
Assignment and Amendment to Services Agreement dated March 29, 2012 (Incorporated by Reference from Exhibit (h)16(g) to Registrant's Filing on Form N-6 on 04/30/2014 (Accession No. 0000812797-14-000039)

(h)	Instrument of Accession and Amendment dated August, 29, 2012 (Incorporated by Reference from Exhibit (h)16(h) to Registrant's Filing on Form N-6 on 04/30/2014 (Accession No. 0000812797-14-000039)

18. Principal Variable Contracts Funds, Inc.
(a)	Participation Agreement dated January 5, 2007 (Filed as Exhibit (h)19(a) on 04/25/2014 (Accession No. 0000812797-14-000019)
(b)
Amendment 1 to Participation Agreement dated June 1, 2007 (Incorporated by Reference from Exhibit (h)(12)(b) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(c)	Amendment 2 to Participation Agreement dated January 1, 2010 (Filed as Exhibit (h)19(c) on 04/25/2014 (Accession No. 0000812797-14-000019)
(d)	Amendment 3 (letter) to Participation Agreement dated June 17, 2010 -- Filed as exhibit 99.h19(d) on 04/27/2015 (Accession No. 0000812797-15-000030)
(e)
Amendment 4 to Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(12)(d) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(f)	Amendment 5 to Participation Agreement dated February 9, 2015 -- Filed as exhibit 99.h19(f) on 04/27/2015 (Accession No. 0000812797-15-000030)
(g)	Amendment 6 to Participation Agreement dated August 10, 2016 -- Filed as exhibit 99.h.18(g) on 02/21/2017 (Accession No. 0000812797-17-000003)
(h)	Rule 22c-2 Agreement dated April 16, 2007 (Filed as Exhibit (h)19(f) on 04/25/2014 (Accession No. 0000812797-14-000019)
(i)
Amendment 1 to Rule 22c-2 Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(1)(g) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(j)	Rule 12b-1 Letter Agreement dated December 30, 2009 (Filed as Exhibit (h)19(e) on 04/25/2014 (Accession No. 0000812797-14-000019)
(k)	Amendment 12b-1 Letter Agreement dated November 9, 2011 -- Filed as exhibit 99.h19(j) on 04/27/2015 (Accession No. 0000812797-15-000030)

19. Putnam
(a)
Participation Agreement dated May 1, 1998 (Incorporated by Reference from Exhibit (h)(14)(b) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(b)
Amendment 1 to Participation Agreement dated May 1, 2002 (Incorporated by Reference from Exhibit (h)(14)(c) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(c)
Marketing and Administrative Servicing Agreement dated April 1, 2011 (Incorporated by Reference from Exhibit (h)(14)(a) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(d)
Amendment 1 to Marketing and Administrative Servicing Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(13)(b) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(e)	Amendment 2 to Marketing and Administrative Servicing Agreement dated December 1, 2011 -- Filed as exhibit 99.h18(e) on 04/27/2015 (Accession No. 0000812797-15-000030)

(f)
Rule 22c-2 Agreement dated March 9, 2007 (Incorporated by Reference from Exhibit (h)(14)(d) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(g)	Consent dated May 15, 2007 -- Filed as exhibit 99.h18(g) on 04/27/2015 (Accession No. 0000812797-15-000030)

20. TOPS (Northern Lights)
(a)	Participation Agreement dated May 1, 2012 (Incorporated by Reference from Exhibit (h)19(a) to Registrant's Filing on Form N-6 on 04/30/2014 (Accession No. 0000812797-14-000039)

21. Van Eck
(a)
Service Agreement dated November 28, 2007 (Incorporated by Reference from Exhibit (h)(15)(a) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(b)
Amendment 1 to Service Agreement dated April 24, 2009 (Incorporated by Reference from Exhibit (h)(15)(b) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(c)
Amendment 2 to Service Agreement dated May 1, 2011 (Incorporated by Reference from Exhibit (h)(15)(c) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(d)
Participation Agreement dated November 28, 2007 (Incorporated by Reference from Exhibit (h)(15)(d) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(e)
Amendment 1 to Participation Agreement dated April 24, 2009 (Incorporated by Reference from Exhibit (h)(15)(e) to the Form N-6 Filed on 10/19/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000724)

(f)
Amendment 2 to Participation Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(14)(f) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(g)
Amendment 3 to Service Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(14)(g) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(h)
Shareholder Information Agreement dated November 28, 2007 (Incorporated by Reference from Exhibit (h)(14)(h) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(i)
Amendment 1 to Shareholder Information Agreement dated November 1, 2011 (Incorporated by Reference from Exhibit (h)(14)(i) to the Form N-6 filed on 12/09/2011 by Principal National Life Insurance Co Variable Life Separate Account, File No. 333-175768)(Accession No. 0000898745-11-000809)

(j)	Amendment 4 to Service Agreement dated as of May 1, 2012 (Incorporated by Reference from Exhibit (h)20(j) to Registrant's Filing on Form N-6 on 04/30/2014 (Accession No. 0000812797-14-000039)

22. Vanguard
(a)	Participation Agreement dated April 30, 2002 (Incorporated by Reference from Exhibit (h54) to the Registrant's Filing on Form N-6 on 4/27/2011)(Accession No. 0000898745-11-000207)
(b)	Amendment to Participation Agreement dated September 3, 2002 (Incorporated by Reference from Exhibit (h54) to the Registrant's Filing on Form N-6 on 4/27/2011)(Accession No. 0000898745-11-000207)
(c)	Amendment 1 to Participation Agreement dated January 8, 2003 (Incorporated by Reference from Exhibit (h54) to the Registrant's Filing on Form N-6 on 4/27/2011)(Accession No. 0000898745-11-000207)
(d)	Amendment 2 to Participation Agreement dated April 15, 2007 (Incorporated by Reference from Exhibit (h54) to the Registrant's Filing on Form N-6 on 4/27/2011)(Accession No. 0000898745-11-000207)
(e)	Amendment 3 to Participation Agreement dated September 11, 2007 (Incorporated by Reference from Exhibit (h54) to the Registrant's Filing on Form N-6 on 4/27/2011)(Accession No. 0000898745-11-000207)
(f)	Amendment 4 to Participation Agreement dated April 24, 2012 (Incorporated by Reference from Exhibit (h)21(f) to Registrant's Filing on Form N-6 on 04/30/2014 (Accession No. 0000812797-14-000039)

23. Wanger International
(a)	Wanger Advisors Trust Participation Agreement dated April 28, 2015 -- Filed as Exhibit (h)22(a) on 04/25/2016 (Accession No. 0000812797-16-000153)
(b)	Services Agreement dated May 1, 2015 -- Filed as Exhibit (h)22(b) on 04/25/2016 (Accession No. 0000812797-16-000153)

(i)	Administration Contracts - N/A

(j)	Other Material Contracts - N/A

(k)	Legal Opinion (Incorporated by Reference from Exhibit (k) to Registrant's filing on Form N-6 on 10/2/2008)(Accession No. 0000950137-08-012280)

(l)	Actuarial Opinion (Incorporated by Reference from Exhibit (l) to Registrant's filing on Form N-6 on 2/13/2008)(Accession No. 0000950137-08-002148)

(m)	Calculations (Incorporated by Reference from Exhibit (l) to Registrant's filing on Form N-6 on 2/13/2008)(Accession No. 0000950137-08-002148)

(n)	Other Opinions
(1) Consent of Ernst & Young LLP *
(2) Powers of Attorney *
(3) Opinion of Counsel *

(o)	Financial Statements Schedules

Principal Life Insurance Company

Report of Independent Registered Public Accounting Firm on Schedules *

Schedule I - Summary of Investments - Other Than Investments in Related Parties as of December 31, 2017 *

Schedule III - Supplementary Insurance Information As of December 31, 2017, 2016 and 2015 and for each of the years then ended *

Schedule IV - Reinsurance As of December 31, 2017, 2016 and 2015 and for each of the years then ended *

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

(p)	Initial Capital Agreements - N/A

(q)	Redeemability Exemption - Filed as Exhibit 99.q on 04/27/2015 (Accession No. 0000812797-15-000030)

* Filed herein
** To be filed by amendment

Item 27. Officers and Directors of the Depositor
Principal Life Insurance Company is managed by a Board of Directors which is elected by its policyowners. The directors and executive officers of the Company, their positions with the Company, including Board Committee memberships, and their principal business address, are as follows:
DIRECTORS:

Name and Principal Business Address	Positions and Offices
BETSY J. BERNARD 28556 Chianti Terrace Bonita Springs, FL 34135	Director Member, Audit and Executive Committees
JOCELYN CARTER-MILLER 8701 Banyan Court Tamarac, FL 33321	Director Member, Nominating and Governance Committee
MICHAEL T. DAN 495 Rudder Road Naples, FL 34102	Director Chair, Human Resources Committee Member, Nominating and Governance Committee
DENNIS H. FERRO 21 Sago Palm Road Vero Beach, FL 32963	Director Chair, Nominating and Governance Committee
C. DANIEL GELATT, JR. NMT Corporation 2004 Kramer Street La Crosse, WI 54603	Director Member, Audit and Human Resources Committees
SANDRA L. HELTON 1040 North Lake Shore Drive #26A Chicago, IL 60611	Director Chair, Audit Committee Member, Executive Committee
ROGER C. HOCHSCHILD Discover Financial Services 2500 Lake Cook Road Riverwoods, IL 60015	Director Member, Audit and Human Resources Committees
DANIEL J. HOUSTON Principal Financial Group Des Moines, IA 50392	Director Chairman of the Board and Chair, Executive Committee Principal Life: Chairman, President and Chief Executive Officer
SCOTT M. MILLS BET Networks 1540 Broadway New York, NY 10036	Director Member, Audit and Human Resources Committee
DIANE C. NORDIN 140 Monument Street Concord, MA 01742	Director Member, Audit and Human Resources Committee
BLAIR C. PICKERELL Lower House 1 29 Mt. Kellett Road The Peak Hong Kong	Director Member, Nominating and Governance Committee
ELIZABETH E. TALLETT 21 Deepwater Point Moultonborough, NH 03254	Director Member, Executive, Human Resources and Nominating and Governance Committees

EXECUTIVE OFFICERS (OTHER THAN DIRECTORS)

Name and Principal Business Address	Positions and Offices
DAVID M. BLAKE(1)	Senior Executive Director - Fixed Income
ELIZABETH S. BRADY(1)	Senior Vice President and Chief Marketing Officer
GREGORY J. BURROWS(1)	Senior Vice President Retirement and Income Solutions
NICHOLAS M. CECERE(1)	Senior Vice President - USIS Distribution
TIMOTHY M. DUNBAR(1)	Executive Vice President and Chief Investment Officer
NORA M. EVERETT(1)	President Retirement and Income Solutions
AMY C. FRIEDRICH(1)	President U.S. Insurance Solutions
GINA L. GRAHAM(1)	Vice President and Treasurer
PATRICK G. HALTER(1)	Chief Operating Officer - Principal Global Investors
MARK S. LAGOMARCINO(1)	Senior Vice President and Deputy General Counsel
JULIA M. LAWLER(1)	Senior Vice President and Chief Risk Officer
GREGORY A. LINDE(1)	Senior Vice President Individual Life
JAMES P. MCCAUGHAN(1)	President - Global Asset Management
BARBARA A. MCKENZIE(1)	Senior Executive Director - Investments
DENNIS J. MENKEN(1)	Senior Vice President and Chief Investment Officer - Principal Life Insurance Company
GERALD W. PATTERSON(1)	Senior Vice President Retirement and Income Solutions
ANGELA R. SANDERS(1)	Senior Vice President and Controller
RENEE V. SCHAFF(1)	Senior Vice President and Chief Operating Officer, Principal International
GARY P. SCHOLTEN(1)	Executive Vice President, Chief Information Officer and Chief Digital Officer
KAREN E. SHAFF(1)	Executive Vice President, General Counsel and Secretary
ELLEN W. SHUMWAY(1)	Senior Executive Director - Strategy and Investments
DEANNA D. STRABLE(1)	Executive Vice President and Chief Financial Officer
LUIS E. VALDES(1)	President - International Asset Management and Accumulation
LEANNE M. VALENTINE(1)	Senior Vice President and Deputy General Counsel
ROBERTO WALKER(2)	Senior Vice President and President, Principal Financial Group - Latin America

(1)	711 High Street
Des Moines, IA 50392

(2)	Principal Vida Chile
Av Apoquindo 3600
Las Condes
Santiago, Chile

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of Principal Life Insurance Company (the "Depositor") and is operated as a unit investment trust. Registrant supports benefits payable under Depositor's variable life contracts by investing assets allocated to various investment options in shares of Principal Variable Contracts Funds, Inc. and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type. No person is directly or indirectly controlled by the Registrant.
The Depositor is wholly-owned by Principal Financial Services, Inc. Principal Financial Services, Inc. (an Iowa corporation) an intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code. In turn, Principal Financial Services, Inc. is a wholly-owned subsidiary of Principal Financial Group, Inc., a publicly traded company that filed consolidated financial statements with the SEC. A list of persons directly or indirectly controlled by or under common control with Depositor as of December 31, 2017 appears below:
None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, only the separate financial statements of Registrant and the consolidated financial statements of Depositor are being filed with this Registration Statement.

Principal Life Insurance Company - Organizational Structure
(December 31, 2017)

	Organized in	% Owned
PRINCIPAL FINANCIAL GROUP, INC.	Delaware	Publicly Held
-->Principal Financial Services, Inc.*#	Iowa	100
-->PFG DO Brasil LTDA*#	Brazil	100
-->Brasilprev Seguros E Previdencia S.A.*	Brazil	50
-->Principal Global Investors Participacoes, LTDA*#	Brazil	100
-->Claritas Investments LTD*#	Cayman Islands	100
-->Claritas Administracao de Recursos LTDA*#	Brazil	73.75
-->PFG Do Brasil 2 Participacoes LTDA*#	Brazil	100
-->Ciclic Corretora de Seguros S.A.*#	Brazil	100
-->Principal International, LLC.*#	Iowa	100
-->Principal International (Asia) Limited*#	Hong Kong	100
-->Principal Asia Pacific Investment Consulting (Beijing) Limited*#	China	100
-->Principal International (South Asia) SDN, BHD*#	Malaysia	100
-->Principal Global Investors (Asia) Limited*#	Hong Kong	100
-->Principal Nominee Company (Hong Kong) Limited*#	Hong Kong	100
-->Principal Asset Management Company (Asia) Limited*#	Hong Kong	100
-->Principal Trust Company (Hong Kong) Limited*	Hong Kong	100
-->Principal Insurance Company (Hong Kong) Limited*#	Hong Kong	100
-->Principal Trust Company (Bermuda) Limited*#	Bermuda	100
-->CIMB - Principal Asset Management Berhad*	Malaysia	40
-->CIMB Wealth Advisors Berhad*	Malaysia	100
-->CIMB - Principal Asset Management (S) PTE LTD*#	Singapore	100
-->CIMB - Principal Asset Management Company Limited*	Thailand	99.99
-->Finansa Asset Management Limited *#<	Thailand	100
-->PT CIMB Principal Asset Management*	Indonesia	99
-->Principal Trust Company (Asia) Limited*#	Hong Kong	100
-->Principal Investment & Retirement Services Limited*#	Hong Kong	100
-->Principal Consulting (India) Private Limited*#	India	100
-->Principal Global Investors Holding Company, LLC*#	Delaware	100
-->Principal Global Investors (Ireland) Limited*#	Ireland	100
-->Principal Global Financial Services (Europe) II LTD*#	United Kingdom	100
-->Principal Global Investors (Europe) Limited*	Wales/United Kingdom	100
-->Principal Global Investors (Switzerland) GMBH*	Switzerland	100
-->PGI Origin Holding Company LTD*#<	Wales/United Kingdom	100
-->Origin Asset Management LLP*#<	Wales/United Kingdom	76.6
-->PGI Finisterre Holding Company LTD*	Wales/United Kingdom	100
-->Finisterre Holdings Limited*	Malta	82.5
-->Finisterre Capital UK Limited*	Wales/United Kingdom	100
-->Finisterre Capital LLP*	Wales/United Kingdom	86

-->Finisterre Malta Limited*	Malta	100
-->Finisterre USA, Inc.*	Delaware	100
-->Principal Global Investors (Singapore) Limited*#	Singapore	100
-->Principal Global Investors (Japan) Limited*#	Japan	100
-->Principal Global Investors (Hong Kong) Limited*#	Hong Kong	100
-->Principal Global Investors Holding Company (US), LLC*#	Delaware	100
-->CIMB Principal Islamic Asset Management SDN. BHD*#	Malaysia	50
-->Principal Financial Group (Mauritius) LTD*#	Mauritius	100
-->Principal PNB Asset Management Company Private Limited*#	India	78.6
-->Principal Trustee Company Private Limited*#	India	70
-->Principal Retirement Advisors Private Limited*#	India	100
-->Principal Life Insurance Company+#	Iowa	100
-->Principal Real Estate Fund Investors, LLC*#<	Delaware	100
-->Principal Development Investors, LLC*#<	Delaware	100
-->Principal Real Estate Holding Company, LLC*#<	Delaware	100
-->GAVI PREHC HC, LLC*#<	Delaware	100
-->Principal Global Investors, LLC*#<	Delaware	100
-->Principal Real Estate Investors, LLC*#	Delaware	100
-->Principal Enterprise Capital, LLC*#	Delaware	100
-->Principal Commercial Funding, LLC*#<	Delaware	100
-->Principal Global Columbus Circle, LLC*#<	Delaware	100
-->CCI Capital Partners, LLC *#<	Delaware	100
-->Post Advisory Group, LLC*#<	Delaware	80
-->Post Advisory Europe Limited*#<	Wales/United Kingdom	100
-->Principal Global Investors Trust*#<	Delaware	100
-->Spectrum Asset Management, Inc.*#<	Connecticut	100
-->CCIP, LLC*#<	Delaware	100
-->Columbus Circle Investors*#<	Delaware	100
-->Principal Holding Company, LLC*#<	Iowa	100
-->Petula Associates, LLC*<	Iowa	100
-->Principal Real Estate Portfolio, Inc.*#<	Delaware	100
-->GAVI PREPI HC, LLC*#<	Delaware	100
-->Petula Prolix Development Company*#<	Iowa	100
-->Principal Commercial Acceptance, LLC*#<	Delaware	100
-->Principal Generation Plant, LLC*#<	Delaware	100
-->Principal Bank*#<	Iowa	100
-->Equity FC, LTD*#<	Iowa	100
-->Principal Dental Services, Inc.*#<	Arizona	100
-->Employers Dental Services, Inc.*#<	Arizona	100
-->First Dental Health*#<	California	100
-->Delaware Charter Guarantee & Trust Company*#<	Delaware	100
-->Preferred Product Network, Inc.*#<	Delaware	100
-->Principal Reinsurance Company of Vermont*#	Vermont	100
-->Principal Life Insurance Company of Iowa*#<	Iowa	100
-->Principal Reinsurance Company of Delaware*#<	Delaware	100
-->Principal Reinsurance Company of Delaware II*#<	Delaware	100
-->Principal Financial Services (Australia), Inc.*#	Iowa	100
-->Principal Global Investors (Australia) Service Company Pty Limited*#	Australia	100
-->Principal Global Investors (Australia) Limited*#	Australia	100
-->Principal International Holding Company, LLC*#	Delaware	100
-->Principal Management Corporation*#	Iowa	100
-->Principal Financial Advisors, Inc.*#	Iowa	100
-->Principal Shareholder Services, Inc.*#	Washington	100
-->Edge Asset Management, Inc.*#	Washington	100
-->Principal Funds Distributor, Inc.*#	Washington	100
-->Principal Global Services Private Limited*#	India	100
-->CCB Principal Asset Management Company, LTD*	China	25
-->Principal Financial Services I (US), LLC*#	Delaware	100

-->Principal Financial Services II (US), LLC*#	Delaware	100
-->Principal Financial Services I (UK) LLP *#	Wales/United Kingdom	100
-->Principal Financial Services IV (UK) LLP*#	United Kingdom	100
-->Principal Financial Services V (UK) LTD.*#	United Kingdom	100
-->Principal Financial Services II (UK) LTD.*#	Wales/United Kingdom	100
-->D102Principal Financial Services III (UK) LTD.*#	Wales/United Kingdom	100
-->Principal Financial Services Asia LTD*#	United Kingdom	100
-->Principal International India LTD*#	United Kingdom	100
-->Principal Financial Services VI (UK) LTD*#	United Kingdom	100
-->Principal Global Financial Services (Europe) LTD*#	United Kingdom	100
-->Liongate Capital Management LLP*	Wales/United Kingdom	55
-->LGCM (Cayman) Limited*	Cayman Islands	100
-->LG Capital (UK) Limited*	Wales/United Kingdom	100
-->Liongate Limited*	Malta	55
-->Liongate Capital Management (Cayman) Limited*	Cayman Islands	100
-->Liongate Capital Management (UK) Limited*	Wales/United Kingdom	100
-->Liongate Capital Management Limited*	Malta	100
-->Liongate Capital Management (India) Private Limited*	India	100
-->Liongate Capital Management Inc.*	Delaware	100
-->Liongate Capital Management (US) LP*	Delaware	100
-->Principal Financial Services Latin America LTD.*#	Wales/United Kingdom	100
-->Principal International Latin America LTD.*#	United Kingdom	100
-->Principal International Mexico, LLC*#	Delaware	100
-->Principal Mexico Servicios, S.A. de C.V.*#	Mexico	100
-->Distribuidora Principal Mexico, S.A. de C.V.*#	Mexico	100
-->Principal Financial Group, S.A. de C. V. Grupo Financiero*#	Mexico	100
-->Principal Afore, S. A. de C.V., Principal Grupo Financiero*#	Mexico	100
-->Principal Fondos de Inversion S.A. de C.V., Operadora de Fondos de Inversion, Principal Grupo Financiero*#	Mexico	100
-->Principal Seguros, S.A. de C.V., Principal Grupo Financiero*#	Mexico	100
-->Principal Pensiones, S.A. de C.V., Principal Grupo Financiero*#	Mexico	100
-->Principal International South America I LTD.*#	Wales/United Kingdom	100
-->Principal International South America II LTD.*#	Wales/United Kingdom	100
-->Principal International South America II LTD., Agencia En Chile*#	Chile/United Kingdom	100
-->Principal International de Chile, S.A.*#	Chile	100
-->Principal Compania de Seguros de Vida Chile S.A.*#	Chile	100
-->Principal Administradora General de Fondos S.A.*#	Chile	100
-->Principal Asset Management Chile S.A.*#	Chile	100
-->Principal Servicios Corporativos Chile LTDA*#	Chile	100
-->Principal Servicios de Administracion S.A.*#	Chile	100
-->Hipotecaria Security Principal, S.A.*	Chile	49
-->Principal Holding Company Chile S.A.*#	Chile	100
-->Principal Chile Limitada*#	Chile	100
-->Administradora de Fondos de Pensiones Cuprum S.A.*#	Chile	97
-->Inversiones Cuprum Internacional S.A.*#	Chile	100
-->Principal National Life Insurance Company+#	Iowa	100
-->Diversified Dental Services, Inc.*#	Nevada	100
-->Morley Financial Services, Inc.*#	Oregon	100
-->Morley Capital Management, Inc.*#	Oregon	100
-->Principal Global Investors Trust Company*#	Oregon	100
-->Principal Investors Corporation*#	New Jersey	100

+ Consolidated financial statements are filed with the SEC.
* Not required to file financial statements with the SEC.
# Included in the consolidated financial statements of Principal Financial Group, Inc. filed with the SEC.
= Separate Financial statements are filed with SEC.
< Included in the financial statements of Principal Life Insurance Company filed with the SEC.

Item 29. Indemnification

Sections 490.851 through 490.859 of the Iowa Business Corporation Act permit corporations to indemnify directors and officers where (A) all of the following apply: the director or officer (i) acted in good faith; (ii) reasonably believed that (a) in the case of conduct in the individual's official capacity, that the individual's conduct was in the best interests of the corporation or (b) in all other cases, that the individual's conduct was at least not opposed to the best interests of the corporation; and (iii) in the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful; and (B) the individual engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the corporation's articles of incorporation.
Unless ordered by a court pursuant to the Iowa Business Corporation Act, a corporation shall not indemnify a director or officer in either of the following circumstances: (A) in connection with a proceeding by or in the right of the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct (above) or (B) in connection with any proceeding with respect to conduct for which the director was adjudged liable on the basis that the director receive a financial benefit to which he or she was not entitled, whether or not involving action in the director's official capacity.
Registrant's By-Laws provide that it shall indemnify directors and officers against damages, awards, settlements and costs reasonably incurred or imposed in connection with any suit or proceeding to which such person is or may be made a party by reason of being a director or officer of the Registrant. Such rights of indemnification are in addition to any rights to indemnity to which the person may be entitled under Iowa law and are subject to any limitations imposed by the Board of Directors. The Board has provided that certain procedures must be followed for indemnification of officers, and that there is no indemnity of officers when there is a final adjudication of liability based upon acts which constitute gross negligence or willful misconduct.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters
(a)    Other Activity
Principal Securities, Inc. (formerly Princor Financial Services Corporation) acts as principal underwriter for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust, and for variable annuity contracts issued by Principal Life Insurance Company Separate Account B, a registered unit investment trust.
(b)    Management

(b1)	(b2)
Positions and offices
Name and principal	with principal
business address	underwriter
Deborah J. Barnhart	Director/Distribution (PPN)
Principal Financial Group (1)

Nicholas M. Cecere	Senior Vice President and Director
Principal Financial Group (1)

Scott A. Christensen	Chief Financial Officer
Principal Financial Group (1)

William Dunker	AML Officer
Principal Financial Group (1)

Gregory B. Elming	Director
Principal Financial Group (1)

Nora M. Everett	Director
Principal Financial Group (1)

Stephen G. Gallaher	Assistant General Counsel
Principal Financial Group (1)	and Assistant Secretary

Gina L. Graham	Vice President and Treasurer
Principal Financial Group (1)

Lee M. Harms	Chief Information Security Officer
Principal Financial Group (1)

Grady Holt	Vice President - Advisory Services
Principal Financial Group (1)

Kara Hoogensen	Chairman, Chief Executive Officer and President
Principal Financial Group (1)

Julie LeClere	Senior Vice President and Managing Director
Principal Financial Group (1)

Jennifer Litchfield	Vice President and Chief Compliance Officer
Principal Financial Group (1)

Martin R. Richardson	Vice President - Broker Dealer Operations
Principal Financial Group (1)

Karen E. Shaff	Executive Vice President, General Counsel
Principal Financial Group (1)	and Secretary

Deanna D. Strable-Soethout	Director
Principal Financial Group (1)

(b1)	(b2)
Positions and offices
Name and principal	with principal
business address	underwriter
Jeffrey A. Van Baale	Chief Information Officer
Principal Financial Group (1)

Traci L. Weldon	Senior Vice President
Principal Financial Group (1)

Dan L. Westholm	Assistant Vice President - Treasury
Principal Financial Group (1)

(1) 655 9th Street
Des Moines, IA 50392

(c)    Compensation from the Registrant

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts & Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Compensation
Principal Securities, Inc. formerly Princor Financial Services Corporation	$14,451,719.32	—	—	—

Item 31. Location of Accounts and Records
All accounts, books or other documents of the Registrant are located at the offices of the Depositor, Principal Financial Group, Des Moines, Iowa 50392.
Item 32. Management Services
N/A
Item 33. Fee Representation
Principal Life Insurance Company represents the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Principal Life Insurance Company Variable Life Separate Account, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, and its seal to be hereunto affixed and attested, in the City of Des Moines and State of Iowa, on the 26th day of April, 2018.

PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE
SEPARATE ACCOUNT
(Registrant)

	By :	/s/ D. J. Houston
D. J. Houston
Chairman, President and Chief Executive Officer

PRINCIPAL LIFE INSURANCE COMPANY
(Depositor)

	By :	/s/ D. J. Houston
D. J. Houston
Chairman, President and Chief Executive Officer

Attest:

/s/ Clint Woods
Clint Woods
Assistant Corporate Secretary and Governance Officer

19

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ D. J. Houston	Chairman, President and	April 26, 2018
D. J. Houston	Chief Executive Officer

/s/ A. R. Sanders	Senior Vice President and Controller	April 26, 2018
A. R. Sanders	(Principal Accounting Officer)

/s/ D. D. Strable-Soethout	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 26, 2018
D. D. Strable-Soethout

(B. J. Bernard)*	Director	April 26, 2018
B. J. Bernard

(J. Carter-Miller)*	Director	April 26, 2018
J. Carter-Miller

(M.T. Dan)*	Director	April 26, 2018
M. T. Dan

(D. H. Ferro)*	Director	April 26, 2018
D. H. Ferro

(C. D. Gelatt, Jr.)*	Director	April 26, 2018
C. D. Gelatt, Jr.

(S. L. Helton)*	Director	April 26, 2018
S. L. Helton

(R. C. Hochschild)*	Director	April 26, 2018
R. C. Hochschild

(S. M. Mills)*	Director	April 26, 2018
S. M. Mills

(D. C. Nordin)*	Director	April 26, 2018
D. C. Nordin

(B. C. Pickerell)*	Director	April 26, 2018
B. C. Pickerell

(E. E. Tallett)*	Director	April 26, 2018
E. E. Tallett

*By	/s/ D. J. Houston
D. J. Houston
Chairman, President and
Chief Executive Officer

*	Powers of Attorney filed herein

20